As filed with the United States Securities and Exchange Commission on June 5, 2017

1933 Act Registration No. 333-36074

1940 Act Registration No. 811-09913

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT

UNDER
THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 77	☒

and/or

REGISTRATION STATEMENT

UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 78	☒

AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

(Exact Name of Registrant as Specified in Charter)

11 Greenway Plaza, Suite 1000, Houston, TX 77046-1173

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (713) 626-1919

John M. Zerr, Esquire

11 Greenway Plaza, Suite 1000

Houston, TX 77046-1173

(Name and Address of Agent for Service)

Copies to:

Peter A. Davidson, Esquire Invesco Advisers, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	E. Carolan Berkley, Esquire Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Amendment.

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on June 9, 2017, pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)
☐	on (date) pursuant to paragraph (a)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date), pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus	June 9, 2017

Invesco American Franchise Fund
Class: T (VAFTX)
Invesco California Tax-Free Income Fund
Class: T (CLFTX)
Invesco Core Plus Bond Fund
Class: T (CPBTX)
Invesco Equally-Weighted S& P 500 Fund
Class: T (VADTX)
Invesco Equity and Income Fund
Class: T (ACEZX)
Invesco Floating Rate Fund
Class: T (AFRTX)
Invesco Global Real Estate Income Fund
Class: T (ASRTX)
Invesco Growth and Income Fund
Class: T (ACGZX)
Invesco Low Volatility Equity Yield Fund
Class: T (SCTUX)
Invesco Pennsylvania Tax Free Income Fund
Class: T (VKPTX)
Invesco S&P 500 Index Fund
Class: T (SPITX)
Invesco Short Duration High Yield Municipal Fund
Class: T (ISHTX)
Invesco Small Cap Discovery Fund
Class: T (VESTX)
Invesco Strategic Real Return Fund
Class: T (SRRTX)
Invesco American Franchise Fund’s investment objective is to seek long-term capital appreciation.
Invesco California Tax-Free Income Fund’s investment objective is to provide a high level of current income exempt from federal and California income tax, consistent with the preservation of capital.
Invesco Core Plus Bond Fund’s investment objective is total return, comprised of current income and capital appreciation.
Invesco Equally-Weighted S&P 500 Fund’s investment objective is total return through growth of capital and current income.

Invesco Equity and Income Fund’s investment objective is current income and, secondarily, capital appreciation.
Invesco Floating Rate Fund’s investment objective is total return, comprised of current income and capital appreciation.
Invesco Global Real Estate Income Fund’s investment objective is current income and, secondarily, capital appreciation.
Invesco Growth and Income Fund’s investment objective is total return through growth of capital and current income.
Invesco Low Volatility Equity Yield Fund’s investment objective is income and long-term growth of capital.
Invesco Pennsylvania Tax Free Income Fund’s investment objective is to provide only Pennsylvania investors with a high level of current income exempt from federal and Pennsylvania state income taxes and, where possible under local law, local income and personal property taxes, through investment in a varied portfolio of medium- and lower-grade municipal securities.
Invesco S&P 500 Index Fund’s investment objective is total return through growth of capital and current income.
Invesco Short Duration High Yield Municipal Fund’s investment objective is to seek federal tax-exempt current income and taxable capital appreciation.
Invesco Small Cap Discovery Fund’s investment objective is to seek capital appreciation.
Invesco Strategic Real Return Fund’s investment objective is to seek to mitigate the effects of unanticipated inflation and to provide current income.
As with all other mutual fund securities, the U.S. Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
An investment in the Funds:
■	is not FDIC insured;
■	may lose value; and
■	is not guaranteed by a bank.

                                  Invesco Counselor Series Trust

Fund Summaries

Invesco American Franchise Fund
Investment Objective(s)
The Fund’s investment objective is to seek long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
You may qualify for sales charge discounts if you invest at least $250,000 in the Fund. More information about these and other discounts is available from your financial professional and in the section “Shareholder Account Information-Class T Sales Charges” on page A-1 of the prospectus and the section “Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares” on page L-1 of the statement of additional information (SAI).
Shareholder Fees (fees paid directly from your investment)
Class:	T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	T
Management Fees	0.59%

Distribution and/or Service (12b-1) Fees	0.25

Other Expenses[1]	0.24

Total Annual Fund Operating Expenses	1.08

1	“Other Expenses” are based on estimated amounts for the current fiscal year.
Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class T	$357	$585	$831	$1,534

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 59% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of U.S. issuers. The Fund deems an issuer to be a U.S. issuer if (i) its principal securities trading market (i.e., a U.S. stock exchange, NASDAQ or over-the-counter markets) is in the U.S.; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in the U.S.; or (iii) it is organized under the laws of, or has a principal office in, the U.S. The Fund invests primarily in equity securities of mid- and large-capitalization issuers. The principal type of equity security in which the Fund invests is common stock.
The Fund invests primarily in securities that are considered by the Fund’s portfolio managers to have potential for earnings or revenue growth.
The Fund may invest up to 20% of its net assets in securities of foreign issuers.
The Fund’s investment adviser, Invesco Advisers, Inc. (Invesco or the Adviser), uses a bottom-up stock selection process designed to seek alpha (return on investments in excess of the Russell 1000® Growth Index), as well as a disciplined portfolio construction process designed to manage risk. The Adviser uses a holistic approach that closely examines company fundamentals, including detailed modeling of a company’s financial statements and discussions with company management teams, suppliers, distributors, competitors, and customers. The Adviser uses a variety of valuation techniques based on the company in question, the industry in which the company operates, the stage of the company’s business cycle, and other factors that best reflect a company’s value. The Adviser seeks to invest in companies with attractive growth outlooks at compelling valuation levels, including both stable and catalyst-driven growth opportunities.
The Adviser considers whether to sell a particular security when a company hits the price target, a company’s fundamentals deteriorate or the catalysts for growth are no longer present or reflected in the stock price.
Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:
Foreign Securities Risk. The Fund's foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
Growth Investing Risk. Growth stocks tend to be more expensive relative to the issuing company’s earnings or assets compared with other types of stock. As a result, they tend to be more sensitive to changes in, or investors’ expectations of, the issuing company’s earnings and can be more volatile.
Management Risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
Market Risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or
1                                  Invesco Counselor Series Trust

section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
Mid-Capitalization Companies Risk. Mid-capitalization companies tend to be more vulnerable to changing market conditions and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.
Sector Focus Risk. The Fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market sector or group of related industries. In this event, the Fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that the Fund will lose significant value if conditions adversely affect that sector or group of industries.
Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund and Van Kampen American Franchise Fund (the predecessor fund) from year to year as of December 31. The performance table compares the Fund’s and the predecessor fund’s performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund. For more information on the benchmarks used see the “Benchmark Descriptions” section of the prospectus. The Fund’s and the predecessor fund’s past performance (before and after taxes) is not necessarily an indication of its future performance.
Class T shares of the Fund have less than a calendar year of performance; therefore, the returns shown are those of the Fund’s Class A shares. The returns shown prior to June 1, 2010 are those of the Class A shares of the predecessor fund. The predecessor fund was advised by Van Kampen Asset Management. Although the Class T shares are invested in the same portfolio of securities, Class T shares’ returns of the Fund will be different from Class A shares’ returns of the Fund and the predecessor fund as they have different expenses.
Updated performance information is available on the Fund’s Web site at www.invesco.com/us.

Annual Total Returns
The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.
Class A shares year-to-date (ended March 31, 2017): 11.38%
Best Quarter (ended September 30, 2009): 19.82%
Worst Quarter (ended December 31, 2008): -18.94%
Average Annual Total Returns (for the periods ended December 31, 2016)
	1 Year	5 Years	10 Years
Class T shares[1]: Inception (6/9/2017)
Return Before Taxes	-0.55%	12.32%	6.48%
Return After Taxes on Distributions	-1.47	11.15	5.73
Return After Taxes on Distributions and Sale of Fund Shares	0.46	9.78	5.18

S&P 500® Index (reflects no deduction for fees, expenses or taxes)	11.96	14.66	6.95

Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	7.08	14.50	8.33

Lipper Large-Cap Growth Funds Index	0.54	12.96	6.73

1	Class T shares’ performance shown prior to the inception date is that of the Fund’s and the predecessor fund’s Class A shares restated to reflect the sales charge applicable to Class T shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements. The inception date of the predecessor fund’s Class A shares is June 23, 2005.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser: Invesco Advisers, Inc.
Portfolio Managers	Title	Length of Service on the Fund
Erik Voss	Portfolio Manager (lead)	2010

Ido Cohen	Portfolio Manager	2010

Purchase and Sale of Fund Shares
You may purchase or redeem shares of the Fund on any business day through your financial intermediary.
The minimum investments for Class T shares for fund accounts are as follows:
Type of Account	Initial Investment Per Fund	Additional Investments Per Fund
Asset or fee-based accounts managed by your financial adviser	None	None

Employer Sponsored Retirement and Benefit Plans and Employer Sponsored IRAs	None	None

IRAs and Coverdell ESAs if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other types of accounts if the investor is purchasing shares through a systematic purchase plan	50	50

IRAs and Coverdell ESAs	250	25

All other accounts	1,000	50

2                                  Invesco Counselor Series Trust

Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case your distributions generally will be taxed as ordinary income when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s Web site for more information.

Invesco California Tax-Free Income Fund
Investment Objective(s)
The Fund’s investment objective is to provide a high level of current income exempt from federal and California income tax, consistent with the preservation of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
You may qualify for sales charge discounts if you invest at least $250,000 in the Fund. More information about these and other discounts is available from your financial professional and in the section “Shareholder Account Information-Class T Sales Charges” on page A-1 of the prospectus and the section “Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares” on page L-1 of the statement of additional information (SAI).
Shareholder Fees (fees paid directly from your investment)
Class:	T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	T
Management Fees	0.47%

Distribution and/or Service (12b-1) Fees	0.25

Other Expenses[1]	0.15

Interest	0.07

Total Other Expenses	0.22

Total Annual Fund Operating Expenses	0.94

1	“Other Expenses” are based on estimated amounts for the current fiscal year.
Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class T	$344	$542	$757	$1,376

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 7% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities that pay interest exempt from federal and California state income taxes. The policy stated in the foregoing sentence is a fundamental policy of the Fund and may not be changed without shareholder approval of a majority of the Fund’s outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (1940 Act). In complying with this 80% investment requirement, the Fund may invest in derivatives and other instruments that have economic characteristics similar to the Fund’s direct investments that are counted toward the 80% investment requirement.
The Fund invests primarily in investment grade California municipal securities. Investment grade securities are: (i) securities rated BBB- or higher by Standard & Poor’s Ratings Services (S&P) or Baa3 or higher by Moody’s Investors Service, Inc. (Moody’s) or an equivalent rating by another nationally recognized statistical rating organization (NRSRO), (ii) securities with comparable short-term NRSRO ratings, or (iii) unrated securities determined by Invesco Advisers, Inc. (Invesco or the Adviser) to be of comparable quality, each at the time of purchase.
Municipal securities include debt obligations of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax, at the time of issuance, in the opinion of bond counsel or other counsel to the issuers of such securities. California municipal securities are municipal obligations the interest on which is exempt from federal and California state income taxes, at the time of issuance, in the opinion of bond counsel or other counsel to the issuers of such securities.
The principal types of municipal debt securities purchased by the Fund are revenue obligation and general obligation. Under normal market conditions, the Fund invests primarily in municipal securities classified as revenue bonds. To meet its investment objective, the Fund invests in different types of general obligation and revenue obligation securities, including fixed and variable rate securities, municipal notes, variable rate demand notes and municipal leases. The Fund may also invest in other types of municipal securities, such as pre-refunded bonds.
Under normal market conditions, the Fund may invest up to 20% of its net assets in securities rated below investment grade at the time of purchase. These securities are commonly referred to as junk bonds. The Fund does not purchase securities that are in default or rated in categories lower than B- by S&P or B3 by Moody’s or unrated securities determined by the Adviser to be of comparable quality.
The Fund may invest more than 25% of its net assets in a segment of the municipal securities market with similar characteristics if the Adviser determines that the yields available from obligations in a particular segment justify the additional risks of a larger investment in such segment. The Fund may not, however, invest more than 25% of its net assets in industrial development revenue bonds issued for companies in the same industry.
Under normal market conditions, the Fund may invest up to 20% of its net assets in municipal securities that are subject to the federal alternative
3                                  Invesco Counselor Series Trust

minimum tax. From time to time, the Fund temporarily may invest up to 10% of its net assets in tax exempt money market funds and such instruments will be treated as investments in municipal securities.
The Fund may invest in illiquid or thinly traded securities. The Fund may also invest in securities that are subject to resale restrictions such as those contained in Rule 144A promulgated under the Securities Act of 1933, as amended. The Fund’s investments may include securities that do not produce immediate cash income, such as zero coupon securities and pay-in-kind securities.
The Fund may purchase and sell securities on a when-issued and delayed delivery basis, which means that the Fund may buy or sell a security with payment and delivery taking place in the future.
The Fund can invest in inverse floating rate municipal obligations issued in connection with tender option bond programs to generate leverage.
The Fund can invest in derivative instruments including futures contracts and swap contracts.
The Fund can use futures contracts, including Treasury futures, to gain or reduce exposure to certain asset classes.
The Fund can use swap contracts, including interest rate swaps, to hedge its exposure to interest rates.
The Adviser actively manages the Fund’s portfolio and adjusts the average maturity of portfolio investments based upon its expectations regarding the direction of interest rates and other economic factors. The Adviser seeks to identify those securities that it believes entail reasonable credit risk considered in relation to the Fund’s investment policies. In selecting securities for investment, the Adviser uses its extensive research capabilities to assess potential investments and considers a number of factors, including general market and economic conditions and interest rate, credit and prepayment risks. Each security considered for investment is subjected to an in-depth credit analysis to evaluate the level of risk it presents.
Decisions to purchase or sell securities are determined by the relative value considerations of the investment professionals that factor in economic and credit-related fundamentals, market supply and demand, market dislocations and situation-specific opportunities. The purchase or sale of securities may be related to a decision to alter the Fund’s macro risk exposure (such as duration, yield curve positioning, and sector exposure), a need to limit or reduce the Fund’s exposure to a particular security or issuer, degradation of an issuer’s credit quality, or general liquidity needs of the Fund. The potential for realization of capital gains or losses resulting from possible changes in interest rates will not be a major consideration and frequency of portfolio turnover generally will not be a limiting factor if the Adviser considers it advantageous to purchase or sell securities.
Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:
Alternative Minimum Tax Risk. A portion of the Fund’s otherwise tax-exempt income may be taxable to those shareholders subject to the federal alternative minimum tax.
California and U.S. Territories Municipal Securities Risk. The Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of California municipal securities than a fund which does not focus its investments in such issuers. As with California municipal securities, events in any of the territories where the Fund is invested may affect the Fund’s investments and its performance.
Changing Fixed Income Market Conditions Risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
Debt Securities Risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
Derivatives Risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
High Yield Debt Securities (Junk Bond) Risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
Inverse Floating Rate Obligations Risk. The price of inverse floating rate obligations (inverse floaters) is expected to decline when interest rates rise, and generally will decline further than the price of a bond with a similar maturity. The price of inverse floaters is typically more volatile than the price of bonds with similar maturities. These risks can be particularly high if leverage is used in the formula that determines the interest payable by the inverse floater, which may make the Fund’s returns more volatile and increase the risk of loss. Additionally, these securities may lose some or all
4                                  Invesco Counselor Series Trust

of their principal and, in some cases, the Fund could lose money in excess of its investment.
Liquidity Risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.
Management Risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
Market Risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
Medium- and Lower-Grade Municipal Securities Risk. Medium- and lower-grade municipal securities generally involve more volatility and greater risks, including credit, market, liquidity and management risks, than higher-grade securities. Furthermore, many issuers of medium- and lower-grade securities choose not to have a rating assigned to their obligations. As such, the Fund’s portfolio may consist of a higher portion of unrated securities than an investment company investing solely in higher-grade securities. Unrated securities may not be as attractive to as many buyers as are rated securities, which may have the effect of limiting the Fund’s ability to sell such securities at their fair value.
Money Market Fund Risk. Although money market funds generally seek to preserve the value of an investment at $1.00 per share, the Fund may lose money by investing in money market funds. A money market fund's sponsor has no legal obligation to provide financial support to the money market fund. The credit quality of a money market fund's holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the money market fund's share price. A money market fund's share price can also be negatively affected during periods of high redemption pressures, illiquid markets and/or significant market volatility. Furthermore, amendments to money market fund regulations could impact a money market fund's operations and possibly negatively impact its return.
Municipal Issuer Focus Risk. The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.
Municipal Securities Risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
Variable-Rate Demand Notes Risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of these instruments, which could result in a loss.
When-Issued, Delayed Delivery and Forward Commitment Risks. When-issued and delayed delivery transactions subject the Fund to market risk because the value or yield of a security at delivery may be more or less than the purchase price or yield generally available when delivery occurs, and counterparty risk because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction. These transactions also have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date, which increases the Fund’s overall investment exposure and, as a result, its volatility.
Zero Coupon or Pay-In-Kind Securities Risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.
Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund and Morgan Stanley California Tax-Free Income Fund (the predecessor fund) from year to year as of December 31. The performance table compares the Fund’s and the predecessor fund’s performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund. For more information on the benchmarks used see the “Benchmark Descriptions” section in the prospectus. The Fund’s and the predecessor fund’s past performance (before and after taxes) is not necessarily an indication of its future performance.
Class T shares of the Fund have less than a calendar year of performance; therefore, the returns shown are those of the Fund’s Class A shares. The returns shown prior to June 1, 2010 are those of the Class A shares of the predecessor fund. The predecessor fund was advised by Morgan Stanley Investment Advisors Inc. Although the Class T shares are invested in the same portfolio of securities, Class T shares’ returns of the Fund will be different from Class A shares’ returns of the Fund and the predecessor fund as they have different expenses.
Updated performance information is available on the Fund’s Web site at www.invesco.com/us.
5                                  Invesco Counselor Series Trust

Annual Total Returns
The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.
Class A shares year-to-date (ended March 31, 2017): 1.59%
Best Quarter (ended September 30, 2009): 10.48%
Worst Quarter (ended December 31, 2010): -5.85%
Average Annual Total Returns (for the periods ended December 31, 2016)
	1 Year	5 Years	10 Years
Class T shares[1]: Inception (6/9/2017)
Return Before Taxes	-2.61%	3.78%	3.80%
Return After Taxes on Distributions	-2.61	3.78	3.79
Return After Taxes on Distributions and Sale of Fund Shares	0.04	3.86	3.87

S&P Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	0.77	3.55	4.20

S&P Municipal Bond California 5+ Year Investment Grade Index (reflects no deduction for fees, expenses or taxes)	-0.04	4.70	4.91

Lipper California Municipal Debt Funds Index	0.13	4.48	4.18

1	Class T shares’ performance shown prior to the inception date is that of the Fund’s and the predecessor fund’s Class A shares restated to reflect the sales charge applicable to Class T shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements. The inception date of the predecessor fund’s Class A shares is July 28, 1997.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser: Invesco Advisers, Inc.
Portfolio Managers	Title	Length of Service on the Fund
Mark Paris	Portfolio Manager	2015

John Connelly	Portfolio Manager	2016

Tim O'Reilly	Portfolio Manager	2016

James Phillips	Portfolio Manager	2015

Robert Stryker	Portfolio Manager	2010 (predecessor fund 2009)

Julius Williams	Portfolio Manager	2011

Purchase and Sale of Fund Shares
You may purchase or redeem shares of the Fund on any business day through your financial intermediary.
The minimum investments for Class T shares for fund accounts are as follows:
Type of Account	Initial Investment Per Fund	Additional Investments Per Fund
Asset or fee-based accounts managed by your financial adviser	None	None

Employer Sponsored Retirement and Benefit Plans and Employer Sponsored IRAs	None	None

IRAs and Coverdell ESAs if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other types of accounts if the investor is purchasing shares through a systematic purchase plan	50	50

IRAs and Coverdell ESAs	250	25

All other accounts	1,000	50

Tax Information
The Fund’s distributions primarily are exempt from regular federal and state income tax for residents of California. A portion of these distributions, however, may be subject to the federal alternative minimum tax. The Fund may also make distributions that are taxable to you as ordinary income or capital gains.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s Web site for more information.

Invesco Core Plus Bond Fund
Investment Objective(s)
The Fund’s investment objective is total return, comprised of current income and capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
You may qualify for sales charge discounts if you invest at least $250,000 in the Fund. More information about these and other discounts is available from your financial professional and in the section “Shareholder Account Information-Class T Sales Charges” on page A-1 of the prospectus and the section “Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares” on page L-1 of the statement of additional information (SAI).
Shareholder Fees (fees paid directly from your investment)
Class:	T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None

6                                  Invesco Counselor Series Trust

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	T
Management Fees	0.43%

Distribution and/or Service (12b-1) Fees	0.25

Other Expenses[1]	0.25

Acquired Fund Fees and Expenses	0.02

Total Annual Fund Operating Expenses	0.95

Fee Waiver and/or Expense Reimbursement[2]	0.20

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.75

1	“Other Expenses” are based on estimated amounts for the current fiscal year.
2	Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding Acquired Fund Fees and Expenses and certain items discussed in the SAI) of Class T shares to 0.75% of the Fund's average daily net assets (the “expense limit”). Invesco has also contractually agreed to waive a portion of the Fund's management fee in an amount equal to the net management fee that Invesco earns on the Fund's investments in certain affiliated funds, which will have the effect of reducing the Acquired Fund Fees and Expenses. Unless Invesco continues the fee waiver agreements, they will terminate on June 30, 2018. During their terms, the fee waiver agreements cannot be terminated or amended to increase the expense limit or reduce the advisory fee waiver without approval of the Board of Trustees.
Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in the first year and the Total Annual Fund Operating Expenses thereafter.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class T	$325	$526	$743	$1,369

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 518% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities and in derivatives and other instruments that have economic characteristics similar to such securities.
The Fund invests primarily in investment grade fixed-income securities generally represented by the Bloomberg Barclays U.S. Aggregate Index (formerly, Barclays U.S. Aggregate Index) (the benchmark index). The principal types of fixed-income securities in which the Fund invests are corporate bonds, U.S. Treasury and agency securities, and mortgage-backed and asset-backed securities. The Fund may invest up to 20% of its net assets in debt securities rated below investment grade. Below investment grade securities are commonly referred to as junk bonds.
The Fund may invest up to 30% of its net assets in foreign debt securities, including debt securities of issuers located in emerging markets countries, i.e., those that are in the early stages of their industrial cycles. The Fund may invest up to 20% of the Fund’s net assets in currencies and securities, including foreign currency derivatives, denominated in currencies other than the U.S. dollar.
The Fund may purchase mortgage-backed and asset-backed securities such as collateralized mortgage obligations (CMOs), collateralized loan obligations (CLOs) and collateralized debt obligations (CDOs), which are counted toward the 80% investment requirement.
The Fund may invest in illiquid or thinly traded securities. The Fund may also invest in securities that are subject to resale restrictions such as those contained in Rule 144A promulgated under the Securities Act of 1933, as amended.
The Fund may purchase municipal securities. The Fund’s investments may also include securities that do not produce immediate cash income, such as zero coupon securities and pay-in-kind securities.
The Fund may purchase and sell securities on a when-issued and delayed delivery basis, which means that the Fund buys or sells a security with payment and delivery taking place in the future. The Fund may also engage in “to be announced” (TBA) transactions, which are transactions in which a fund buys or sells mortgage-backed securities on a forward commitment basis. The Fund may engage in short sales of TBA mortgages, including short sales on TBA mortgages the Fund does not own.
The Fund can invest in derivative instruments including swap contracts, options, futures contracts and forward foreign currency contracts.
The Fund can use swap contracts, including interest rate swaps, to hedge or adjust its exposure to interest rates. The Fund can also use swap contracts, including credit default swaps, to create long or short exposure to corporate or sovereign debt securities. The Fund can further use swap contracts, including: credit default index swaps, to hedge credit risk or take a position on a basket of credit entities; total return swaps, to gain exposure to a reference asset; and volatility swaps to adjust the volatility profile of the Fund.
The Fund can use options, including currency options, to seek alpha (return on investments in excess of the benchmark index) or to mitigate risk and to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. The Fund can also use credit default swap options to gain the right to enter into a credit default swap at a specified future date. The Fund can further use swaptions (options on swaps) to manage interest rate risk; and options on bond or rate futures to manage interest rate exposure.
The Fund can use futures contracts, including interest rate futures, to increase or reduce its exposure to interest rate changes. The Fund can also use currency futures to increase or decrease its exposure to foreign currencies.
The Fund can engage in foreign currency transactions either on a spot basis (i.e., for prompt delivery and settlement at the rate prevailing in the currency exchange market at the time) or through forward foreign currency contracts to gain or mitigate the risk of foreign currency exposure.
The Fund utilizes active duration and yield curve positioning for risk management and for generating alpha (return on investments in excess of the benchmark index). Duration is a measure of volatility expressed in years and represents the anticipated percent change in a bond’s price at a single point in time for a 1% change in yield. As duration increases, volatility increases as applicable interest rates change.
The portfolio managers utilize the benchmark index as a reference in structuring the portfolio. The portfolio managers decide on appropriate risk factors such as sector and issuer weightings and duration relative to the benchmark index. The portfolio managers then determine appropriate position sizes to reflect desired risk positioning. In doing so, the portfolio managers consider recommendations from a globally interconnected team of specialist decision makers in positioning the Fund to generate alpha.
The portfolio managers generally rely upon a team of market-specific specialists for trade execution and for assistance in determining efficient ways (in terms of cost-efficiency and security selection) to implement those recommendations. Although a variety of specialists provide input in the management of the Fund, the portfolio managers retain responsibility for ensuring the Fund is positioned appropriately in terms of risk exposures and position sizes.
7                                  Invesco Counselor Series Trust

Specialists employ a bottom-up approach to recommend larger or smaller exposure to specific risk factors. In general, specialists will look for attractive risk-reward opportunities and securities that best enable the Fund to pursue those opportunities. The portfolio managers consider the recommendations of these market-specific specialists in adjusting the Fund’s risk exposures and security selection on a real-time basis using proprietary communication technology.
Decisions to purchase or sell securities are determined by the relative value considerations of the investment professionals that factor in economic and credit-related fundamentals, market supply and demand, market dislocations and situation-specific opportunities. The purchase or sale of securities may be related to a decision to alter the Fund’s macro risk exposure (such as duration, yield curve positioning and sector exposure), a need to limit or reduce the Fund’s exposure to a particular security or issuer, degradation of an issuer’s credit quality or general liquidity needs of the Fund.
The Fund will attempt to maintain (i) a dollar-weighted average portfolio maturity of between three and 10 years; and (ii) a duration (the Fund’s price sensitivity to changes in interest rates) of within +/- two years of the benchmark index.
In attempting to meet its investment objective, the Fund engages in active and frequent trading of portfolio securities.
Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:
Active Trading Risk. Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
Changing Fixed Income Market Conditions Risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
Collateralized Loan Obligations Risk. CLOs are subject to the risks of substantial losses due to actual defaults by underlying borrowers, which will be greater during periods of economic or financial stress. CLOs may also lose value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of CLOs will be greater if the Fund invests in CLOs that hold loans of uncreditworthy borrowers or if the Fund holds subordinate tranches of the CLO that absorbs losses from the defaults before senior tranches. In addition, CLOs are subject to interest rate risk and credit risk.
Debt Securities Risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline.
The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
Derivatives Risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
Emerging Markets Securities Risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
Foreign Government Debt Risk. Investments in foreign government debt securities (sometimes referred to as sovereign debt securities) involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.
Foreign Securities Risk. The Fund's foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may
8                                  Invesco Counselor Series Trust

fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
High Yield Debt Securities (Junk Bond) Risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
Liquidity Risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.
Management Risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
Market Risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower's payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund's income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The Fund may invest in mortgage pools that include subprime mortgages, which are loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. Privately issued mortgage-related securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics.
Municipal Securities Risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
TBA Transactions Risk. TBA transactions involve the risk of loss if the securities received are less favorable than what was anticipated by the Fund when entering into the TBA transaction, or if the counterparty fails to deliver the securities. When the Fund enters into a short sale of a TBA mortgage it does not own, the Fund may have to purchase deliverable mortgages to settle the short sale at a higher price than anticipated, thereby causing a loss. As there is no limit on how much the price of mortgage securities can increase, the Fund’s exposure is unlimited. The Fund may not always be able to purchase mortgage securities to close out the short position at a particular time or at an acceptable price. In addition, taking short positions results in a form of leverage, which could increase the volatility of the Fund’s share price.
U.S. Government Obligations Risk. Obligations of U.S. Government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. Government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
When-Issued, Delayed Delivery and Forward Commitment Risks. When-issued and delayed delivery transactions subject the Fund to market risk because the value or yield of a security at delivery may be more or less than the purchase price or yield generally available when delivery occurs, and counterparty risk because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction. These transactions also have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date, which increases the Fund’s overall investment exposure and, as a result, its volatility.
Zero Coupon or Pay-In-Kind Securities Risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.
Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based/style specific securities market benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund. For more information on the benchmarks used see the “Benchmark Descriptions” section in the prospectus. The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.
Class T shares of the Fund have less than a calendar year of performance; therefore, the returns shown are those of the Fund’s Class A shares. Although the Class T shares are invested in the same portfolio of securities, Class T shares’ returns of the Fund will be different from Class A shares’ returns of the Fund as they have different expenses.
Updated performance information is available on the Fund's Web site at www.invesco.com/us.
9                                  Invesco Counselor Series Trust

Annual Total Returns
The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.
Class A shares year-to-date (ended March 31, 2017): 1.28%
Best Quarter (ended September 30, 2012): 2.84%
Worst Quarter (ended June 30, 2013): -2.82%
Average Annual Total Returns (for the periods ended December 31, 2016)
	1 Year	5 Years	Since Inception
Class T shares[1]: Inception (6/9/2017)
Return Before Taxes	2.39%	3.39%	4.63%
Return After Taxes on Distributions	1.00	1.86	3.04
Return After Taxes on Distributions and Sale of Fund Shares	1.37	1.92	2.92

Bloomberg Barclays U.S. Aggregate Index (reflects no deduction for fees, expenses or taxes) (from 6/3/2009)	2.65	2.23	3.96

Lipper Core Plus Bond Funds Index (from 6/3/2009)	4.19	3.37	—

1	Class T shares’ performance shown prior to the inception date is that of Class A shares restated to reflect the sales charge applicable to Class T shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements. The inception date of the Fund’s Class A shares is June 3, 2009.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser: Invesco Advisers, Inc. (Invesco or the Adviser)
Portfolio Managers	Title	Length of Service on the Fund
Matthew Brill	Portfolio Manager	2015

Chuck Burge	Portfolio Manager	2009

Michael Hyman	Portfolio Manager	2013

Joseph Portera	Portfolio Manager	2013

Rashique Rahman	Portfolio Manager	2015

Scott Roberts	Portfolio Manager	2012

Robert Waldner	Portfolio Manager	2013

Purchase and Sale of Fund Shares
You may purchase or redeem shares of the Fund on any business day through your financial intermediary.
The minimum investments for Class T shares for fund accounts are as follows:
Type of Account	Initial Investment Per Fund	Additional Investments Per Fund
Asset or fee-based accounts managed by your financial adviser	None	None

Employer Sponsored Retirement and Benefit Plans and Employer Sponsored IRAs	None	None

IRAs and Coverdell ESAs if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other types of accounts if the investor is purchasing shares through a systematic purchase plan	50	50

IRAs and Coverdell ESAs	250	25

All other accounts	1,000	50

Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case your distributions generally will be taxed as ordinary income when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s Web site for more information.

Invesco Equally-Weighted S&P 500 Fund
Investment Objective(s)
The Fund’s investment objective is total return through growth of capital and current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
You may qualify for sales charge discounts if you invest at least $250,000 in the Fund. More information about these and other discounts is available from your financial professional and in the section “Shareholder Account Information-Class T Sales Charges” on page A-1 of the prospectus and the section “Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares” on page L-1 of the statement of additional information (SAI).
Shareholder Fees (fees paid directly from your investment)
Class:	T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None

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Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	T
Management Fees	0.11%

Distribution and/or Service (12b-1) Fees	0.25

Other Expenses[1]	0.18

Total Annual Fund Operating Expenses	0.54

1	“Other Expenses” are based on estimated amounts for the current fiscal year.
Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class T	$304	$419	$544	$910

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund invests in a diversified portfolio of common stocks represented in the Standard & Poor’s® 500 Composite Stock Price Index (S&P 500 Index or the Index). The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies. The Fund generally invests in each common stock included in the S&P 500 Index in approximately equal proportions. This approach differs from the S&P 500 Index because stocks in the S&P 500 Index are represented in proportion to their market value or market capitalization. The Fund does not utilize an investment strategy that attempts to outperform the Index. Rather, the Fund utilizes an indexing approach, which may eliminate the chance that the Fund will substantially outperform the Index, but it may also reduce some of the risk of active management. For example, the 50 largest companies in the S&P 500 Index represent approximately 50% of the S&P 500 Index’s value; however, these same 50 companies represent roughly 10% of the Fund’s value. The Fund may invest in securities of foreign issuers represented in the S&P 500 Index, which may include securities of issuers located in emerging markets countries (i.e., those that are in the early stages of their industrial cycles) or depositary receipts.
The Fund’s investment adviser, Invesco Advisers, Inc. (Invesco or the Adviser), will adjust the Fund’s investment securities on a quarterly basis to maintain an approximately equal weighting of each S&P 500 Index stock.
Buy and sell decisions for the Fund are a function of changes in the S&P 500 Index rather than independent decisions made by the investment team.
The Fund can invest in derivative instruments including futures contracts.
The Fund can use futures contracts, including index futures, to seek exposure to certain companies, or groups of companies, within the S&P 500 Index.
Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:
Depositary Receipts Risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
Derivatives Risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
Emerging Markets Securities Risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
Foreign Securities Risk. The Fund's foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
Indexing Risk. The Fund is operated as a passively managed index fund and, therefore, the adverse performance of a particular security necessarily will not result in the elimination of the security from the Fund’s portfolio. Ordinarily, the Adviser will not sell the Fund’s portfolio securities except to reflect additions or deletions of the securities that comprise the Index, or as may be necessary to raise cash to pay Fund shareholders who sell Fund
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shares. As such, the Fund will be negatively affected by declines in the securities represented by the Index. Also, there is no guarantee that the Adviser will be able to correlate the Fund’s performance with that of the Index.
Market Risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund and Morgan Stanley Equally-Weighted S&P 500 Fund (the predecessor fund) from year to year as of December 31. The performance table compares the Fund’s and the predecessor fund’s performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund. For more information on the benchmarks used see the “Benchmark Descriptions” section of the prospectus. The Fund’s and the predecessor fund’s past performance (before and after taxes) is not necessarily an indication of its future performance.
Class T shares of the Fund have less than a calendar year of performance; therefore, the returns shown are those of the Fund’s Class A shares. The returns shown prior to June 1, 2010 are those of the Class A shares of the predecessor fund. The predecessor fund was advised by Morgan Stanley Investment Advisors Inc. Although the Class T shares are invested in the same portfolio of securities, Class T shares’ returns of the Fund will be different from Class A shares’ returns of the Fund and the predecessor fund as they have different expenses.
Updated performance information is available on the Fund’s Web site at www.invesco.com/us.

Annual Total Returns
The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.
Class A shares year-to-date (ended March 31, 2017): 5.27%
Best Quarter (ended June 30, 20009): 24.48%
Worst Quarter (ended December 31, 2008): -26.54%
Average Annual Total Returns (for the periods ended December 31, 2016)
	1 Year	5 Years	10 Years
Class T shares[1]: Inception (6/9/2017)
Return Before Taxes	11.25%	14.28%	7.43%
Return After Taxes on Distributions	10.90	13.53	6.51
Return After Taxes on Distributions and Sale of Fund Shares	6.65	11.36	5.80

S&P 500® Index (reflects no deduction for fees, expenses or taxes)	11.96	14.66	6.95

S&P 500® Equal Weight Index (reflects no deduction for fees, expenses or taxes)	14.80	15.54	8.42

Lipper Multi-Cap Core Funds Index	12.27	13.39	6.32

1	Class T shares’ performance shown prior to the inception date is that of the Fund’s and the predecessor fund’s Class A shares restated to reflect the sales charge applicable to Class T shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements. The inception date of the predecessor fund’s Class A shares is July 28, 1997.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser: Invesco Advisers, Inc.
Portfolio Managers	Title	Length of Service on the Fund
Anthony Munchak	Portfolio Manager	2010

Glen Murphy	Portfolio Manager	2010

Francis Orlando	Portfolio Manager	2010

Daniel Tsai	Portfolio Manager	2010

Anne Unflat	Portfolio Manager	2010

Donna Wilson	Portfolio Manager	2016

Purchase and Sale of Fund Shares
You may purchase or redeem shares of the Fund on any business day through your financial intermediary.
12                                  Invesco Counselor Series Trust

The minimum investments for Class T shares for fund accounts are as follows:
Type of Account	Initial Investment Per Fund	Additional Investments Per Fund
Asset or fee-based accounts managed by your financial adviser	None	None

Employer Sponsored Retirement and Benefit Plans and Employer Sponsored IRAs	None	None

IRAs and Coverdell ESAs if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other types of accounts if the investor is purchasing shares through a systematic purchase plan	50	50

IRAs and Coverdell ESAs	250	25

All other accounts	1,000	50

Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case your distributions generally will be taxed as ordinary income when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s Web site for more information.

Invesco Equity and Income Fund
Investment Objective(s)
The Fund's investment objective is current income and, secondarily, capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
You may qualify for sales charge discounts if you invest at least $250,000 in the Fund. More information about these and other discounts is available from your financial professional and in the section “Shareholder Account Information-Class T Sales Charges” on page A-1 of the prospectus and the section “Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares” on page L-1 of the statement of additional information (SAI).
Shareholder Fees (fees paid directly from your investment)
Class:	T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	T
Management Fees	0.35%

Distribution and/or Service (12b-1) Fees	0.25

Other Expenses[1]	0.20

Acquired Fund Fees and Expenses	0.01

Total Annual Fund Operating Expenses	0.81

Fee Waiver and/or Expense Reimbursement[2]	0.01

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.80

1	“Other Expenses” are based on estimated amounts for the current fiscal year.
2	Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed to waive a portion of the Fund's management fee in an amount equal to the net management fee that Invesco earns on the Fund's investments in certain affiliated funds, which will have the effect of reducing the Acquired Fund Fees and Expenses. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to reduce the advisory fee waiver without approval of the Board of Trustees.
Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in the first year and the Total Annual Fund Operating Expenses thereafter.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class T	$330	$501	$687	$1,226

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 93% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity and income securities, and in derivatives and other instruments that have economic characteristics similar to such securities.
The Fund may invest in securities of issuers of all capitalization sizes; however, a substantial number of the issuers in which the Fund invests are large-capitalization issuers.
The Fund invests, under normal circumstances, at least 65% of its net assets in income-producing equity investments, including, dividend paying common or preferred stocks, interest paying convertible debentures or bonds, or zero coupon convertible securities (on which the Fund accrues income for tax and accounting purposes, but receives no cash).
The Fund may invest in income-producing equity instruments (subject to the 65% policy above), debt securities and warrants or rights to acquire such securities, in such proportions as economic conditions indicate would best accomplish the Fund’s objectives. It is the current operating policy of the Fund to invest in debt securities rated investment grade. This operating policy does not apply to convertible securities, which are selected primarily on the basis of their equity characteristics.
The Fund may invest up to 15% of its net assets in real estate investment trusts (REITs).
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The Fund may invest up to 25% of its net assets in securities of foreign issuers or depositary receipts.
The Fund can invest in derivative instruments including forward foreign currency contracts, futures contracts and options.
The Fund can use forward foreign currency contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.
The Fund can use futures contracts to seek exposure to certain asset classes and to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.
The Fund can use options to seek alpha (return on investments in excess of the Russell 1000® Value Index) or to mitigate risk and to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.
In selecting securities, Invesco Advisers, Inc. (Invesco or the Adviser) focuses on a security’s potential for income with safety of principal and long-term growth of capital. The Adviser emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This catalyst could come from within the company in the form of new management, operational enhancements, restructuring or reorganization. It could also be an external factor, such as an improvement in industry conditions or a regulatory change.
The Fund may dispose of a security when the security reaches the Adviser’s estimate of fair value or when the Adviser identifies a more attractive investment opportunity.
Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:
Changing Fixed Income Market Conditions Risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
Convertible Securities Risk. The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade.
Debt Securities Risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
Depositary Receipts Risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
Derivatives Risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
Foreign Securities Risk. The Fund's foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
Management Risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
Market Risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or
14                                  Invesco Counselor Series Trust

section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
Preferred Securities Risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
REIT Risk/Real Estate Risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Shares of real estate related companies, which tend to be small- and mid-cap companies, may be more volatile and less liquid.
Small- and Mid-Capitalization Companies Risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.
Value Investing Style Risk. A value investing style subjects the Fund to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market.
Warrants Risk. Warrants may be significantly less valuable or worthless on their expiration date and may also be postponed or terminated early, resulting in a partial or total loss. Warrants may also be illiquid.
Zero Coupon or Pay-In-Kind Securities Risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.
Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund and Van Kampen Equity and Income Fund (the predecessor fund) from year to year as of December 31. The performance table compares the Fund’s and the predecessor fund’s performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund. For more information on the benchmarks used see the “Benchmark Descriptions” section in the prospectus. The Fund’s and the predecessor fund’s past performance (before and after taxes) is not necessarily an indication of its future performance.
Class T shares of the Fund have less than a calendar year of performance; therefore, the returns shown are those of the Fund’s Class A shares. The returns shown prior to June 1, 2010 are those of the Class A shares of the predecessor fund. The predecessor fund was advised by Van Kampen Asset Management. Although the Class T shares are invested in the same portfolio of securities, Class T shares’ returns of the Fund will be different from Class A shares’ returns of the Fund and the predecessor fund as they have different expenses.
Updated performance information is available on the Fund’s Web site at www.invesco.com/us.

Annual Total Returns
The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.
Class A shares year-to-date (ended March 31, 2017): 2.35%
Best Quarter (ended September 30, 2009): 16.89%
Worst Quarter (ended December 31, 2008): -12.90%
Average Annual Total Returns (for the periods ended December 31, 2016)
	1 Year	5 Years	10 Years
Class T shares[1]: Inception (6/9/2017)
Return Before Taxes	11.93%	10.97%	6.01%
Return After Taxes on Distributions	10.70	9.32	4.90
Return After Taxes on Distributions and Sale of Fund Shares	7.65	8.47	4.62

Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	17.34	14.80	5.72

Bloomberg Barclays U.S. Government/Credit Index (reflects no deduction for fees, expenses or taxes)	3.05	2.29	4.40

Lipper Mixed-Asset Target Allocation Growth Funds Index	7.54	9.38	5.28

1	Class T shares’ performance shown prior to the inception date is that of the Fund’s and the predecessor fund’s Class A shares restated to reflect the sales charge applicable to Class T shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements. The inception date of the predecessor fund’s Class A shares is August 3, 1960.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser: Invesco Advisers, Inc.
Portfolio Managers	Title	Length of Service on the Fund
Thomas Bastian	Portfolio Manager (lead)	2010 (predecessor fund 2003)

Chuck Burge	Portfolio Manager	2010

Brian Jurkash	Portfolio Manager	2015

Sergio Marcheli	Portfolio Manager	2010 (predecessor fund 2003)

Matthew Titus	Portfolio Manager	2016

Purchase and Sale of Fund Shares
You may purchase or redeem shares of the Fund on any business day through your financial intermediary.
15                                  Invesco Counselor Series Trust

The minimum investments for Class T shares for fund accounts are as follows:
Type of Account	Initial Investment Per Fund	Additional Investments Per Fund
Asset or fee-based accounts managed by your financial adviser	None	None

Employer Sponsored Retirement and Benefit Plans and Employer Sponsored IRAs	None	None

IRAs and Coverdell ESAs if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other types of accounts if the investor is purchasing shares through a systematic purchase plan	50	50

IRAs and Coverdell ESAs	250	25

All other accounts	1,000	50

Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case your distributions generally will be taxed as ordinary income when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s Web site for more information.

Invesco Floating Rate Fund
Investment Objective(s)
The Fund’s investment objective is total return, comprised of current income and capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
You may qualify for sales charge discounts if you invest at least $250,000 in the Fund. More information about these and other discounts is available from your financial professional and in the section “Shareholder Account Information-Class T Sales Charges” on page A-1 of the prospectus and the section “Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares” on page L-1 of the statement of additional information (SAI).
Shareholder Fees (fees paid directly from your investment)
Class:	T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	T
Management Fees	0.61%

Distribution and/or Service (12b-1) Fees	0.25

Other Expenses[1]	0.20

Interest	0.05

Total Other Expenses	0.25

Acquired Fund Fees and Expenses	0.01

Total Annual Fund Operating Expenses	1.12

Fee Waiver and/or Expense Reimbursement[2]	0.01

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.11

1	“Other Expenses” are based on estimated amounts for the current fiscal year.
2	Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed to waive a portion of the Fund's management fee in an amount equal to the net management fee that Invesco earns on the Fund's investments in certain affiliated funds, which will have the effect of reducing the Acquired Fund Fees and Expenses. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to reduce the advisory fee waiver without approval of the Board of Trustees.
Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in the first year and the Total Annual Fund Operating Expenses thereafter.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class T	$360	$596	$851	$1,578

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 70% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund invests under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in senior secured floating rate loans made by banks and other lending institutions and in senior secured floating rate debt instruments, and in derivatives and other instruments that have economic characteristics similar to such securities. The Fund may use leverage in an effort to maximize its return through borrowing, generally from banks, in an amount of up to 33 1⁄3% of the Fund’s total assets after such borrowing.
Floating rate loans (also known as bank loans) are made to or issued by companies (borrowers), which may include U.S. and non-U.S. companies, and bear interest at a floating rate that resets periodically. The interest rates on floating rate loans are generally based on a percentage above LIBOR (the London Interbank Offered Rate), a designated U.S. bank’s prime or base rate, or the overnight federal funds rate. Prime based and federal funds rate loans reset periodically when the underlying rate resets. LIBOR loans reset on set dates, typically every 30 to 90 days, but not to exceed one year. Secured floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts and refinancings. Floating
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rate loans are typically structured and administered by a financial institution that acts as agent for the lenders in the lending group.
Floating rate loans will generally be purchased from banks or other financial institutions through assignments or participations. A direct interest in a floating rate loan may be acquired directly from the agent or another lender by assignment or an indirect interest may be acquired as a participation in another lender’s portion of a floating rate loan.
The Fund may invest up to 100% of its net assets in floating rate loans and floating rate debt securities that are determined to be below investment grade. Such floating rate debt securities are commonly referred to as junk bonds. Investment grade securities are: (i) securities rated BBB- or higher by Standard & Poor’s Ratings Services (S&P) or Baa3 or higher by Moody’s Investors Service, Inc. (Moody’s) or an equivalent rating by another nationally recognized statistical rating organization (NRSRO), (ii) securities with comparable short-term NRSRO ratings, or (iii) unrated securities determined by Invesco Advisers, Inc. (Invesco or the Adviser) to be of comparable quality, each at the time of purchase.
The Fund may invest up to 100% of its net assets in floating rate loans and floating rate debt securities of non-U.S. borrowers or issuers. The Fund will only invest in loans or securities that are U.S. dollar denominated or otherwise provide for payment in U.S. dollars.
The Fund may invest in defaulted or distressed loans and loans to bankrupt companies.
The Fund may also invest in collateralized loan obligations (CLOs), which are debt instruments backed solely by a pool of other debt securities.
The Fund can invest up to 20% of its net assets in certain other types of debt obligations or securities, both to increase yield and to manage cash flow. Other types of obligations and securities may include unsecured loans, fixed rate high yield bonds, investment grade corporate bonds, and short-term government and commercial debt obligations. The Fund may hold equity securities received as part of a reorganization or restructuring. Up to 5% of the Fund’s net assets may be invested in subordinated loans. Some of the floating rate loans and debt securities in which the Fund may invest will be considered to be illiquid. The Fund may invest no more than 15% of its net assets in illiquid securities.
The Fund can invest in derivative instruments including swap contracts.
The Fund can use swap contracts, including interest rate swaps, to hedge or adjust its exposure to interest rates. The Fund can also use swap contracts, including credit default swaps, to gain or reduce exposure to an asset class or a particular issuer.
The Fund can invest in credit-linked notes. The Fund can use credit linked notes to gain or reduce exposure to an asset class or a particular issuer.
The Fund invests in loans and debt securities as determined by the portfolio managers. The portfolio managers perform their own independent credit analysis on each borrower and on the collateral securing each loan. The portfolio managers consider the nature of the industry in which the borrower operates, the nature of the borrower’s assets and the general quality and creditworthiness of the borrower.
The portfolio managers construct the investment portfolio using a process that focuses on obtaining access to the widest possible range of potential investments available in the market and ongoing credit analysis of issuers. In constructing the portfolio, the portfolio managers analyze each company to determine the company’s earnings potential and other factors indicating the sustainability of earnings growth.
Decisions to purchase or sell loans and securities are determined by the relative value considerations of the investment professionals that factor in economic and credit-related fundamentals, market supply and demand, market dislocations and situation-specific opportunities. The purchase or sale of loans and securities may be related to a decision to alter the Fund’s macro risk exposure, a need to limit or reduce the Fund’s exposure to a particular security or issuer, degradation of an issuer’s credit quality, or general liquidity needs of the Fund.
Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:
Bank Loan Risk. There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, liquidity risk and prepayment risk. Lack of an active trading market, restrictions on resale, irregular trading activity, wide bid/ask spreads and extended trade settlement periods may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. The risk of holding bank loans is also directly tied to the risk of insolvency or bankruptcy of the issuing banks. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns. The value of bank loans can be affected by and sensitive to changes in government regulation and to economic downturns in the United States and abroad. Bank loans generally are floating rate loans, which are subject to interest rate risk as the interest paid on the floating rate loans adjusts periodically based on changes in widely accepted reference rates.
Borrowing Risk. Borrowing money to buy securities exposes the Fund to leverage and will cause the Fund’s share price to be more volatile because leverage will exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Borrowing money may also require the Fund to liquidate positions when it may not be advantageous to do so. In addition, the Fund will incur interest expenses and other fees on borrowed money. There can be no assurance that the Fund’s borrowing strategy will enhance and not reduce the Fund’s returns.
Changing Fixed Income Market Conditions Risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
Collateralized Loan Obligations Risk. CLOs are subject to the risks of substantial losses due to actual defaults by underlying borrowers, which will be greater during periods of economic or financial stress. CLOs may also lose value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of CLOs will be greater if the Fund invests in CLOs that hold loans of uncreditworthy borrowers or if the Fund holds subordinate tranches of the CLO that absorbs losses from the defaults before senior tranches. In addition, CLOs are subject to interest rate risk and credit risk.
Credit Linked Notes Risk. Risks of credit linked notes include those risks associated with the underlying reference obligation including but not limited to market risk, interest rate risk, credit risk, default risk and, in some cases, foreign currency risk. An investor in a credit linked note bears counterparty risk or the risk that the issuer of the credit linked note will default or become bankrupt and not make timely payment of principal and interest of the structured security. Credit linked notes may be less liquid than other investments and therefore harder to dispose of at the desired time and
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price. In addition, credit linked notes may be leveraged and, as a result, small changes in the value of the underlying reference obligation may produce disproportionate losses to the Fund.
Debt Securities Risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
Defaulted Securities Risk. Defaulted securities pose a greater risk that principal will not be repaid than non-defaulted securities. Defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
Derivatives Risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
Financial Services Sector Risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector. Financial services companies are subject to extensive government regulation and are disproportionately affected by unstable interest rates, each of which could adversely affect the profitability of such companies. Financial services companies may also have concentrated portfolios, which makes them especially vulnerable to unstable economic conditions.
Foreign Securities Risk. The Fund's foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
High Yield Debt Securities (Junk Bond) Risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
Liquidity Risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.
Management Risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
Market Risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
Risk of Subordinated Debt. Perpetual subordinated debt is a type of hybrid instrument that has no maturity date for the return of principal and does not need to be redeemed by the issuer. These investments typically have lower credit ratings and lower priority than other obligations of an issuer during bankruptcy, presenting a greater risk for nonpayment. This risk increases as the priority of the obligation becomes lower. Payments on these securities may be subordinated to all existing and future liabilities and obligations of subsidiaries and associated companies of an issuer. Additionally, some perpetual subordinated debt does not restrict the ability of an issuer’s subsidiaries to incur further unsecured indebtedness.
Performance Information
Prior to April 13, 2006, the Fund operated as a closed-end fund (Closed-End Fund). The Closed-End Fund commenced operations on May 1, 1997, and had the same investment objectives and substantially similar investment policies as the Fund. On April 13, 2006, the Closed-End Fund was reorganized as an open-end fund through a transfer of all of its assets and liabilities to the Fund. The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund’s performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund. For more information on the benchmarks used see the “Benchmark Descriptions” section in the prospectus. The Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance.
Class T shares of the Fund have less than a calendar year of performance; therefore, the returns shown are those of the Fund’s Class A shares. Although the Class T shares are invested in the same portfolio of
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securities, Class T shares’ returns of the Fund will be different from Class A shares’ returns of the Fund as they have different expenses.
Updated performance information is available on the Fund’s Web site at www.invesco.com/us.

Annual Total Returns
The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.
Class A shares year-to-date (ended March 31, 2017): 1.19%
Best Quarter (ended June 30, 2009): 19.30%
Worst Quarter (ended December 31, 2008): -27.19%
Average Annual Total Returns (for the periods ended December 31, 2016)
	1 Year	5 Years	10 Years
Class T shares[1]: Inception (6/9/2017)
Return Before Taxes	8.39%	4.37%	3.19%
Return After Taxes on Distributions	6.26	2.40	1.18
Return After Taxes on Distributions and Sale of Fund Shares	4.68	2.47	1.58

Bloomberg Barclays U.S. Aggregate Index (reflects no deduction for fees, expenses or taxes)	2.65	2.23	4.34

Credit Suisse Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)	9.88	5.35	4.33

Lipper Loan Participation Funds Classification Average	9.08	4.45	3.33

1	Class T shares’ performance shown prior to the inception date is that of Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements. The inception date of the Fund’s Class A shares is May 1, 1997.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser: Invesco Advisers, Inc.
Investment Sub-Adviser: Invesco Senior Secured Management, Inc.
Portfolio Managers	Title	Length of Service on the Fund
Thomas Ewald	Portfolio Manager (lead)	2006

Scott Baskind	Portfolio Manager	2013

Philip Yarrow	Portfolio Manager	2013

Purchase and Sale of Fund Shares
You may purchase or redeem shares of the Fund on any business day through your financial intermediary.
The minimum investments for Class T shares for fund accounts are as follows:
Type of Account	Initial Investment Per Fund	Additional Investments Per Fund
Asset or fee-based accounts managed by your financial adviser	None	None

Employer Sponsored Retirement and Benefit Plans and Employer Sponsored IRAs	None	None

IRAs and Coverdell ESAs if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other types of accounts if the investor is purchasing shares through a systematic purchase plan	50	50

IRAs and Coverdell ESAs	250	25

All other accounts	1,000	50

Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case your distributions generally will be taxed as ordinary income when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s Web site for more information.

Invesco Global Real Estate Income Fund
Investment Objective(s)
The Fund’s investment objective is current income and, secondarily, capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
You may qualify for sales charge discounts if you invest at least $250,000 in the Fund. More information about these and other discounts is available from your financial professional and in the section “Shareholder Account Information-Class T Sales Charges” on page A-1 of the prospectus and the section “Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares” on page L-1 of the statement of additional information (SAI).
Shareholder Fees (fees paid directly from your investment)
Class:	T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None

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Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	T
Management Fees	0.74%

Distribution and/or Service (12b-1) Fees	0.25

Other Expenses[1]	0.25

Total Annual Fund Operating Expenses	1.24

1	“Other Expenses” are based on estimated amounts for the current fiscal year.
Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class T	$373	$634	$914	$1,712

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 60% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in the securities of real estate and real estate-related issuers, and in derivatives and other instruments that have economic characteristics similar to such securities. The Fund invests primarily in real estate investment trusts (REITs), depositary receipts, equity securities (including common and preferred stock and convertible securities) of domestic and foreign issuers, and debt securities of domestic and foreign issuers (including corporate debt obligations and commercial mortgage-backed securities).
The Fund considers an issuer to be a real estate or real estate-related issuer if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. These issuers include (i) REITs or other real estate operating issuers that (a) own property, (b) make or invest in short-term construction and development mortgage loans, or (c) invest in long-term mortgages or mortgage pools, and (ii) issuers whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions that issue or service mortgages.
The Fund may invest up to 30% of its net assets in below-investment grade securities (commonly known as “junk bonds”) of real estate and real-estate related issuers.
Under normal circumstances, the Fund will provide exposure to investments that are economically tied to at least three different countries, including the U.S. The Fund may invest up to 20% of its net assets in securities of issuers located in emerging markets countries, i.e., those that are in the early stages of their industrial cycles.
The Fund may invest in securities of issuers of all capitalization sizes. Real estate companies tend to have smaller assets bases compared with other market sectors, therefore, the Fund may hold a significant amount of securities of small- and mid-capitalization issuers.
The Fund can invest in derivative instruments including forward foreign currency contracts.
The Fund can use forward foreign currency contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. Historically, the Fund has not hedged the currency exposure created by its investments in foreign securities, but has the ability to do so if deemed appropriate by the Fund’s portfolio managers.
The portfolio managers evaluate securities based primarily on the relative attractiveness of income with a secondary consideration for the potential for capital appreciation. The qualified investment universe includes global public real estate equity and debt securities. When constructing the portfolio, the portfolio managers first set a strategic equity versus debt asset allocation and then apply a fundamentals-driven investment process. The equity versus debt allocation is determined by assessing the implied market pricing and projected risk adjusted returns of equity and debt investment alternatives. This assessment is conducted while seeking to achieve a level of diversification within asset categories and is influenced by a variety of factors including the macroeconomic environment, capital market sentiment, absolute return expectations, liquidity and distribution of return outcomes. Following the strategic asset allocation decision, the fundamental real estate and securities analysis includes an evaluation of factors such as property market cycle analysis, property evaluation, management and structure review, as well as relative value analysis using earnings data and other fundamental variables to identify securities with characteristics including (i) attractive relative yields; (ii) favorable property market outlook; and (iii) attractive valuations relative to peer investment alternatives.
The portfolio managers seek to limit risk through various controls, such as diversifying the portfolio asset categories, property types and geographic areas, as well as by considering the relative liquidity of each security and limiting the size of any one holding.
The portfolio managers will consider selling a security if they conclude: (1) its relative yield and/or valuation have fallen below desired levels, (2) its risk/return profile has changed significantly, (3) its fundamentals have changed significantly, or (4) a more attractive investment opportunity is identified.
Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:
Changing Fixed Income Market Conditions Risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
Convertible Securities Risk. The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade.
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Debt Securities Risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
Depositary Receipts Risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
Derivatives Risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
Emerging Markets Securities Risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
Foreign Securities Risk. The Fund's foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
Geographic Focus Risk. The Fund may from time to time invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions in those countries may therefore have a significant negative impact on the Fund’s investment performance.
High Yield Debt Securities (Junk Bond) Risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
Management Risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
Market Risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower's payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund's income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. Privately issued mortgage-related securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics.
Preferred Securities Risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
REIT Risk/Real Estate Risk. The Fund concentrates its investments in the securities of real estate and real estate related companies. Investments
21                                  Invesco Counselor Series Trust

in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Shares of real estate related companies, which tend to be small- and mid-cap companies, may be more volatile and less liquid than larger companies. If a real estate related company defaults on certain types of debt obligations, the Fund may own real estate directly, which involves additional risks such as environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.
Small- and Mid-Capitalization Companies Risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.
Performance Information
Prior to March 12, 2007, the Fund operated as a closed-end fund (Closed-End Fund). The Closed-End Fund commenced operations on May 31, 2002, and had the same investment objective and substantially similar investment policies as the Fund. On March 12, 2007, the Closed-End Fund was reorganized as an open-end fund through a transfer of all of its assets and liabilities to the Fund. The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund’s performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund. For more information on the benchmarks used see the “Benchmark Descriptions” section in the prospectus. The Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance.
Class T shares of the Fund have less than a calendar year of performance; therefore, the returns shown are those of the Fund’s Class A shares. Although the Class T shares are invested in the same portfolio of securities, Class T shares’ returns of the Fund will be different from Class A shares’ returns of the Fund as they have different expenses.
Updated performance information is available on the Fund’s Web site at www.invesco.com/us.

Annual Total Returns
The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.
Class A shares year-to-date (ended March 31, 2017): 2.44%
Best Quarter (ended September 30, 2009): 24.14%
Worst Quarter (ended December 31, 2008): -26.74%
Average Annual Total Returns (for the periods ended December 31, 2016)
	1 Year	5 Years	10 Years
Class T shares[1]: Inception (6/9/2017)
Return Before Taxes	2.35%	6.33%	3.12%
Return After Taxes on Distributions	0.50	4.22	0.62
Return After Taxes on Distributions and Sale of Fund Shares	1.40	4.06	1.73

MSCI World IndexSM (Net) (reflects reinvested dividends net of withholding taxes, but reflects no deductions for fees, expenses or other taxes)	7.51	10.41	3.83

Custom Invesco Global Real Estate Income Index (reflects no deductions for fees or expenses)	4.06	9.48	2.96

Lipper Global Real Estate Funds Classification Average	2.78	9.03	1.24

1	Class T shares’ performance shown prior to the inception date is that of Class A shares restated to reflect the sales charge applicable to Class T shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements. The inception date of the Fund’s Class A shares is May 31, 2002.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser: Invesco Advisers, Inc. (Invesco or the Adviser)
Investment Sub-Adviser: Invesco Asset Management Limited
Portfolio Managers	Title	Length of Service on the Fund
Joe Rodriguez, Jr.	Portfolio Manager (lead)	2007

Mark Blackburn	Portfolio Manager	2007

James Cowen	Portfolio Manager	2012

Paul Curbo	Portfolio Manager	2007

Darin Turner	Portfolio Manager	2009

Ping-Ying Wang	Portfolio Manager	2012

Purchase and Sale of Fund Shares
You may purchase or redeem shares of the Fund on any business day through your financial intermediary.
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The minimum investments for Class T shares for fund accounts are as follows:
Type of Account	Initial Investment Per Fund	Additional Investments Per Fund
Asset or fee-based accounts managed by your financial adviser	None	None

Employer Sponsored Retirement and Benefit Plans and Employer Sponsored IRAs	None	None

IRAs and Coverdell ESAs if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other types of accounts if the investor is purchasing shares through a systematic purchase plan	50	50

IRAs and Coverdell ESAs	250	25

All other accounts	1,000	50

Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case your distributions generally will be taxed as ordinary income when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s Web site for more information.

Invesco Growth and Income Fund
Investment Objective(s)
The Fund’s investment objective is total return through growth of capital and current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
You may qualify for sales charge discounts if you invest at least $250,000 in the Fund. More information about these and other discounts is available from your financial professional and in the section “Shareholder Account Information-Class T Sales Charges” on page A-1 of the prospectus and the section “Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares” on page L-1 of the statement of additional information (SAI).
Shareholder Fees (fees paid directly from your investment)
Class:	T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	T
Management Fees	0.35%

Distribution and/or Service (12b-1) Fees	0.25

Other Expenses[1]	0.23

Total Annual Fund Operating Expenses	0.83

1	“Other Expenses” are based on estimated amounts for the current fiscal year.
Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class T	$333	$508	$699	$1,250

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.
Principal Investment Strategies of the Fund
Under normal market conditions, the Fund’s investment adviser, Invesco Advisers, Inc. (Invesco or the Adviser), seeks to achieve the Fund’s investment objective by investing primarily in income-producing equity securities, which include common stocks and convertible securities.
The Fund may invest in securities of issuers of all capitalization sizes; however, a substantial number of the issuers in which the Fund invests are large-capitalization issuers.
The Fund may invest up to 15% of its total assets in real estate investment trusts (REITs).
The Fund may invest up to 25% of its net assets in securities of foreign issuers, which may include depositary receipts.
The Fund can invest in derivative instruments including forward foreign currency contracts, futures contracts and options.
The Fund can use forward foreign currency contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.
The Fund can use futures contracts to seek exposure to certain asset classes and to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.
The Fund can use options to seek alpha (return on investments in excess of the Russell 1000® Index), to mitigate risk and to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.
The Fund emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. In selecting securities for the Fund, the Adviser looks for catalysts for change that may positively impact a company, such as new management, industry development or regulatory change. The aim is to uncover these catalysts for change, and then benefit from potential stock price appreciation of the change taking place at the company.
The Fund may dispose of a security whenever, in the opinion of the Adviser, the security reaches the Adviser’s estimate of fair value or when the Adviser identifies a more attractive investment opportunity.
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Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:
Convertible Securities Risk. The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade.
Depositary Receipts Risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
Derivatives Risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
Foreign Securities Risk. The Fund's foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
Management Risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
Market Risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
REIT Risk/Real Estate Risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Shares of real estate related companies, which tend to be small- and mid-cap companies, may be more volatile and less liquid.
Sector Focus Risk. The Fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market sector or group of related industries. In this event, the Fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that the Fund will lose significant value if conditions adversely affect that sector or group of industries.
Small- and Mid-Capitalization Companies Risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.
Value Investing Style Risk. A value investing style subjects the Fund to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market.
Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund and Van Kampen Growth and Income Fund (the predecessor fund) from year to year as of December 31. The performance table compares the Fund’s and the predecessor fund’s performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund. For more information on the benchmarks used see the “Benchmark Descriptions” section in the prospectus. The Fund’s and the predecessor fund’s past performance (before and after taxes) is not necessarily an indication of its future performance.
Class T shares of the Fund have less than a calendar year of performance; therefore, the returns shown are those of the Fund’s Class A shares. The returns shown prior to June 1, 2010 are those of the Class A shares of the predecessor fund. The predecessor fund was advised by Van Kampen Asset Management. Although the Class T shares are invested in the same portfolio of securities, Class T shares’ returns of the Fund will be different from Class A shares’ returns of the Fund and the predecessor fund as they have different expenses.
Updated performance information is available on the Fund’s Web site at www.invesco.com/us.
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Annual Total Returns
The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.
Class A shares year-to-date (ended March 31, 2017): 2.44%
Best Quarter (ended September 30, 2009): 21.62%
Worst Quarter (ended December 31, 2008): -19.83%
Average Annual Total Returns (for the periods ended December 31, 2016)
	1 Year	5 Years	10 Years
Class T shares[1]: Inception (6/9/2017)
Return Before Taxes	16.84%	13.83%	6.18%
Return After Taxes on Distributions	14.95	12.16	5.20
Return After Taxes on Distributions and Sale of Fund Shares	11.05	10.92	4.87

Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	17.34	14.80	5.72

Lipper Large-Cap Value Funds Index	16.37	13.95	5.33

S&P 500® Index (reflects no deduction for fees, expenses or taxes)	11.96	14.66	6.95

1	Class T shares’ performance shown prior to the inception date is that of the Fund’s and the predecessor fund’s Class A shares restated to reflect the sales charge applicable to Class T shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements. The inception date of the predecessor fund’s Class A shares is August 1, 1946.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser: Invesco Advisers, Inc.
Portfolio Managers	Title	Length of Service on the Fund
Thomas Bastian	Portfolio Manager (lead)	2010 (predecessor fund 2003)

Brian Jurkash	Portfolio Manager	2015

Sergio Marcheli	Portfolio Manager	2010 (predecessor fund 2003)

Matthew Titus	Portfolio Manager	2016

Purchase and Sale of Fund Shares
You may purchase or redeem shares of the Fund on any business day through your financial intermediary.
The minimum investments for Class T shares for fund accounts are as follows:
Type of Account	Initial Investment Per Fund	Additional Investments Per Fund
Asset or fee-based accounts managed by your financial adviser	None	None

Employer Sponsored Retirement and Benefit Plans and Employer Sponsored IRAs	None	None

IRAs and Coverdell ESAs if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other types of accounts if the investor is purchasing shares through a systematic purchase plan	50	50

IRAs and Coverdell ESAs	250	25

All other accounts	1,000	50

Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case your distributions generally will be taxed as ordinary income when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s Web site for more information.

Invesco Low Volatility Equity Yield Fund
Investment Objective(s)
The Fund’s investment objective is income and long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
You may qualify for sales charge discounts if you invest at least $250,000 in the Fund. More information about these and other discounts is available from your financial professional and in the section “Shareholder Account Information-Class T Sales Charges” on page A-1 of the prospectus and the section “Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares” on page L-1 of the statement of additional information (SAI).
Shareholder Fees (fees paid directly from your investment)
Class:	T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	T
Management Fees	0.60%

Distribution and/or Service (12b-1) Fees	0.25

Other Expenses[1]	0.35

Total Annual Fund Operating Expenses	1.20

1	“Other Expenses” are based on estimated amounts for the current fiscal year.
Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class T	$369	$621	$893	$1,668

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).
25                                  Invesco Counselor Series Trust

A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 107% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, and in derivatives and other instruments that have economic characteristics similar to such securities. The Fund invests primarily in equity securities of U.S. issuers and depositary receipts of foreign issuers. The principal type of equity securities in which the Fund invests is common stocks. The Fund may also invest in real estate investment trusts (REITs) of domestic and foreign issuers.
The Fund can invest in derivative instruments including futures contracts.
The Fund can use futures contracts, including index futures, to gain exposure to the broad market in connection with managing cash balances.
The Fund seeks to provide a higher level of income (before fees) than its benchmark, the Russell 1000® Index (the benchmark), while still pursuing the highest return available given a lower level of portfolio volatility (risk), as measured by standard deviation. The Fund will attempt to do this through its stock selection process where the portfolio managers systematically evaluate fundamental and behavioral factors to forecast individual security returns and rank these securities based on their attractiveness relative to industry peers. This process includes evaluating each security based on its earnings expectations, market sentiment, management, quality and value. When constructing the portfolio, the Fund seeks to maximize expected return, manage total volatility (risk), and target a higher dividend yield. Using proprietary portfolio construction and risk management tools, the portfolio managers incorporate these individual security forecasts and explicit goals of lower volatility and higher yield to construct an optimal portfolio.
The portfolio managers do not consider the composition of the benchmark when constructing the portfolio because they believe that the lack of benchmark-relative constraints allows for a higher level of return to be achieved while also striving for lower total risks (volatility) relative to the benchmark.
The portfolio managers will consider selling or reducing a security position (i) if the forecasted return of a security becomes less attractive relative to industry peers or (ii) if a particular security’s risk profile changes.
In attempting to meet its investment objective, the Fund engages in active and frequent trading of portfolio securities.
Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:
Active Trading Risk. Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
Depositary Receipts Risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
Derivatives Risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
Foreign Securities Risk. The Fund's foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
Management Risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
Market Risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
REIT Risk/Real Estate Risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Shares of real estate related companies, which tend to be small- and mid-cap companies, may be more volatile and less liquid.
Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies
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similar to those of the Fund. For more information on the benchmarks used see the “Benchmark Descriptions” section in the prospectus. The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.
Class T shares of the Fund have less than a calendar year of performance; therefore, the returns shown are those of the Fund’s Class A shares. Although the Class T shares are invested in the same portfolio of securities, Class T shares’ returns of the Fund will be different from Class A shares’ returns of the Fund as they have different expenses.
Updated performance information is available on the Fund's Web site at www.invesco.com/us.

Annual Total Returns
The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.
Class A shares year-to-date (ended March 31, 2017): 6.37%
Best Quarter (ended March 31, 2012): 13.77%
Worst Quarter (ended December 31, 2008): -18.69%
Average Annual Total Returns (for the periods ended December 31, 2016)
	1 Year	5 Years	10 Years
Class T shares[1]: Inception (6/9/2017)
Return Before Taxes	6.82%	9.84%	3.55%
Return After Taxes on Distributions	5.99	8.73	2.65
Return After Taxes on Distributions and Sale of Fund Shares	4.26	7.71	2.70

S&P 500® Index (reflects no deduction for fees, expenses or taxes)	11.96	14.66	6.95

Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	12.05	14.69	7.08

Lipper Equity Income Funds Index	14.34	12.44	5.66

1	Class T shares’ performance shown prior to the inception date is that of Class A shares restated to reflect the sales charge applicable to Class T shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements. The inception date of the Fund’s Class A shares is March 31, 2006.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser: Invesco Advisers, Inc. (Invesco or the Adviser)
Portfolio Managers	Title	Length of Service on the Fund
Michael Abata	Portfolio Manager	2011

Anthony Munchak	Portfolio Manager	2013

Glen Murphy	Portfolio Manager	2010

Francis Orlando	Portfolio Manager	2013

Donna Wilson	Portfolio Manager	2016

Purchase and Sale of Fund Shares
You may purchase or redeem shares of the Fund on any business day through your financial intermediary.
The minimum investments for Class T shares for fund accounts are as follows:
Type of Account	Initial Investment Per Fund	Additional Investments Per Fund
Asset or fee-based accounts managed by your financial adviser	None	None

Employer Sponsored Retirement and Benefit Plans and Employer Sponsored IRAs	None	None

IRAs and Coverdell ESAs if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other types of accounts if the investor is purchasing shares through a systematic purchase plan	50	50

IRAs and Coverdell ESAs	250	25

All other accounts	1,000	50

Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case your distributions generally will be taxed as ordinary income when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s Web site for more information.

Invesco Pennsylvania Tax Free Income Fund
Investment Objective(s)
The Fund’s investment objective is to provide only Pennsylvania investors with a high level of current income exempt from federal and Pennsylvania state income taxes and, where possible under local law, local income and personal property taxes, through investment in a varied portfolio of medium- and lower-grade municipal securities.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
You may qualify for sales charge discounts if you invest at least $250,000 in the Fund. More information about these and other discounts is available from your financial professional and in the section “Shareholder Account Information-Class T Sales Charges” on page A-1 of the prospectus and the section “Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares” on page L-1 of the statement of additional information (SAI).
Shareholder Fees (fees paid directly from your investment)
Class:	T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None

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Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	T
Management Fees	0.50%

Distribution and/or Service (12b-1) Fees	0.25

Other Expenses[1]	0.27

Interest	0.06

Total Other Expenses	0.33

Total Annual Fund Operating Expenses	1.08

1	“Other Expenses” are based on estimated amounts for the current fiscal year.
Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class T	$357	$585	$831	$1,534

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in Pennsylvania municipal securities at the time of investment. The policy stated in the foregoing sentence is a fundamental policy of the Fund and may not be changed without shareholder approval of a majority of the Fund’s outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (1940 Act). In complying with this 80% investment requirement, the Fund may invest in derivatives and other instruments that have economic characteristics similar to the Fund’s direct investments that are counted toward the 80% investment requirement.
Municipal securities include debt obligations of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax, at the time of issuance, in the opinion of bond counsel or other counsel to the issuers of such securities. Pennsylvania municipal securities are municipal obligations the interest on which is exempt from federal and Pennsylvania state income taxes, at the time of issuance, in the opinion of bond counsel or other counsel to the issuers of such securities.
The principal types of municipal debt securities purchased by the Fund are revenue obligation and general obligation. Under normal market conditions, the Fund invests primarily in municipal securities classified as revenue bonds. To meet its investment objective, the Fund invests in different types of general obligation and revenue obligation securities, including fixed and variable rate securities, municipal notes, variable rate demand notes and municipal leases. The Fund may also invest in other types of municipal securities, such as pre-refunded bonds.
The Fund seeks to invest in medium- and lower-grade securities. Medium- and lower-grade securities are securities rated by Standard & Poor’s Ratings Services (S&P) as BBB- through CC (inclusive) for bonds or SP-2 or lower for notes; by Moody’s Investors Service, Inc. (Moody’s) as Baa through Ca (inclusive) for bonds or MIG3 or VMIG3 or lower for notes; or unrated securities determined by the Fund’s investment adviser, Invesco Advisers, Inc. (Invesco or the Adviser), to be of comparable quality, each at the time of purchase. Medium- and lower-grade securities are, therefore, inclusive of some securities rated below investment grade. Securities rated below investment grade are commonly referred to as junk bonds. The Fund does not purchase securities that are in default or rated in categories lower than B- by S&P or B3 by Moody’s or unrated securities determined by the Adviser to be of comparable quality. At times, the market conditions in the Pennsylvania municipal markets may be such that the Fund may invest in higher-grade securities. Investment grade securities are those rated above medium- and lower-grade securities.
The Fund may invest more than 25% of its net assets in a segment of the municipal securities market with similar characteristics if the Adviser determines that the yields available from obligations in a particular segment justify the additional risks of a larger investment in such segment. The Fund may not, however, invest more than 25% of its net assets in industrial development revenue bonds issued for companies in the same industry.
Under normal market conditions, the Fund may invest up to 20% of its net assets in municipal securities that are subject to the federal alternative minimum tax. From time to time, the Fund temporarily may invest up to 10% of its net assets in tax exempt money market funds and such instruments will be treated as investments in municipal securities.
The Fund may invest in illiquid or thinly traded securities. The Fund may also invest in securities that are subject to resale restrictions such as those contained in Rule 144A promulgated under the Securities Act of 1933, as amended. The Fund’s investments may include securities that do not produce immediate cash income, such as zero coupon securities and payment-in-kind securities.
The Fund may purchase and sell securities on a when-issued and delayed delivery basis, which means that the Fund may buy or sell a security with payment and delivery taking place in the future.
The Fund can invest in inverse floating rate municipal obligations issued in connection with tender option bond programs to generate leverage.
The Fund can invest in derivative instruments including futures contracts and swap contracts.
The Fund can use futures contracts, including Treasury futures, to gain or reduce exposure to certain asset classes.
The Fund can use swap contracts, including interest rate swaps, to hedge its exposure to interest rates.
The Adviser actively manages the Fund’s portfolio and adjusts the average maturity of portfolio investments based upon its expectations regarding the direction of interest rates and other economic factors. The Adviser seeks to identify those securities that it believes offer higher yields with reasonable credit risk considered in relation to the Fund’s investment policies. In selecting securities for investment, the Adviser uses its extensive research capabilities to assess potential investments and considers a number of factors, including general market and economic conditions and interest rate, credit and prepayment risks. Each security considered for investment is subjected to an in-depth credit analysis to evaluate the level of risk it presents.
Decisions to purchase or sell securities are determined by the relative value considerations of the investment professionals that factor in economic and credit-related fundamentals, market supply and demand, market dislocations and situation-specific opportunities. The purchase or sale of securities may be related to a decision to alter the Fund’s macro risk exposure (such as duration, yield curve positioning, and sector exposure), a need to limit or reduce the Fund’s exposure to a particular security or issuer, degradation of an issuer’s credit quality, or general liquidity needs of the Fund. The potential for realization of capital gains or losses resulting from possible changes in interest rates will not be a major consideration and frequency of portfolio turnover generally will not be a limiting factor if the Adviser considers it advantageous to purchase or sell securities.
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Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:
Alternative Minimum Tax Risk. A portion of the Fund’s otherwise tax-exempt income may be taxable to those shareholders subject to the federal alternative minimum tax.
Changing Fixed Income Market Conditions Risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
Debt Securities Risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
Derivatives Risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
High Yield Debt Securities (Junk Bond) Risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
Inverse Floating Rate Obligations Risk. The price of inverse floating rate obligations (inverse floaters) is expected to decline when interest rates rise, and generally will decline further than the price of a bond with a similar maturity. The price of inverse floaters is typically more volatile than the price of bonds with similar maturities. These risks can be particularly high if leverage is used in the formula that determines the interest payable by the inverse floater, which may make the Fund’s returns more volatile and increase the risk of loss. Additionally, these securities may lose some or all of their principal and, in some cases, the Fund could lose money in excess of its investment.
Liquidity Risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.
Management Risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
Market Risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
Medium- and Lower-Grade Municipal Securities Risk. Medium- and lower-grade municipal securities generally involve more volatility and greater risks, including credit, market, liquidity and management risks, than higher-grade securities. Furthermore, many issuers of medium- and lower-grade securities choose not to have a rating assigned to their obligations. As such, the Fund’s portfolio may consist of a higher portion of unrated securities than an investment company investing solely in higher-grade securities. Unrated securities may not be as attractive to as many buyers as are rated securities, which may have the effect of limiting the Fund’s ability to sell such securities at their fair value.
Money Market Fund Risk. Although money market funds generally seek to preserve the value of an investment at $1.00 per share, the Fund may lose money by investing in money market funds. A money market fund's sponsor has no legal obligation to provide financial support to the money market fund. The credit quality of a money market fund's holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the money market fund's share price. A money market fund's share price can also be negatively affected during periods of high redemption pressures, illiquid markets and/or significant market volatility. Furthermore, amendments to money market fund regulations could impact a money market fund's operations and possibly negatively impact its return.
Municipal Issuer Focus Risk. The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their
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interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.
Municipal Securities Risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
Pennsylvania and U.S. Territories Municipal Securities Risk. The Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of Pennsylvania municipal securities than a fund that does not focus its investments in such issuers. As with Pennsylvania municipal securities, events in any of the territories where the Fund is invested may affect the Fund’s investments and its performance.
Variable-Rate Demand Notes Risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of these instruments, which could result in a loss.
When-Issued, Delayed Delivery and Forward Commitment Risks. When-issued and delayed delivery transactions subject the Fund to market risk because the value or yield of a security at delivery may be more or less than the purchase price or yield generally available when delivery occurs, and counterparty risk because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction. These transactions also have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date, which increases the Fund’s overall investment exposure and, as a result, its volatility.
Zero Coupon or Pay-In-Kind Securities Risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.
Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund and Van Kampen Pennsylvania Tax Free Income Fund (the predecessor fund) from year to year as of December 31. The performance table compares the Fund’s and the predecessor fund’s performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund. For more information on the benchmarks used see the “Benchmark Descriptions” section in the prospectus. The Fund’s and the predecessor fund’s past performance (before and after taxes) is not necessarily an indication of its future performance.
Class T shares of the Fund have less than a calendar year of performance; therefore, the returns shown are those of the Fund’s Class A shares. The returns shown prior to June 1, 2010 are those of the Class A shares of the predecessor fund. The predecessor fund was advised by Van Kampen Asset Management. Although the Class T shares are invested in the same portfolio of securities, Class T shares’ returns of the Fund will be different from Class A shares’ returns of the Fund and the predecessor fund as they have different expenses.
Updated performance information is available on the Fund’s Web site at www.invesco.com/us.

Annual Total Returns
The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.
Class A shares year-to-date (ended March 31, 2017): 1.20%
Best Quarter (ended September 30, 2009): 9.61%
Worst Quarter (ended December 31, 2008): -7.98%
Average Annual Total Returns (for the periods ended December 31, 2016)
	1 Year	5 Years	10 Years
Class T shares[1]: Inception (6/9/2017)
Return Before Taxes	-1.91%	3.10%	3.16%
Return After Taxes on Distributions	-1.91	3.10	3.16
Return After Taxes on Distributions and Sale of Fund Shares	0.44	3.25	3.33

S&P Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	0.77	3.55	4.20

S&P Municipal Bond Pennsylvania 5+ Year Investment Grade Index (reflects no deduction for fees, expenses or taxes)	0.60	4.28	4.93

Lipper Pennsylvania Municipal Debt Funds Index	0.76	3.52	3.69

1	Class T shares’ performance shown prior to the inception date is that of the Fund’s and the predecessor fund’s Class A shares restated to reflect the sales charge applicable to Class T shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements. The inception date of the predecessor fund’s Class A shares is May 1, 1987.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser: Invesco Advisers, Inc.
Portfolio Managers	Title	Length of Service on the Fund
Mark Paris	Portfolio Manager	2015

John Connelly	Portfolio Manager	2016

Tim O'Reilly	Portfolio Manager	2016

James Phillips	Portfolio Manager	2015

Robert Stryker	Portfolio Manager	2011

Julius Williams	Portfolio Manager	2010 (predecessor fund 2009)

Purchase and Sale of Fund Shares
You may purchase or redeem shares of the Fund on any business day through your financial intermediary.
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The minimum investments for Class T shares for fund accounts are as follows:
Type of Account	Initial Investment Per Fund	Additional Investments Per Fund
Asset or fee-based accounts managed by your financial adviser	None	None

Employer Sponsored Retirement and Benefit Plans and Employer Sponsored IRAs	None	None

IRAs and Coverdell ESAs if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other types of accounts if the investor is purchasing shares through a systematic purchase plan	50	50

IRAs and Coverdell ESAs	250	25

All other accounts	1,000	50

Tax Information
The Fund’s distributions primarily are exempt from regular federal and state income tax for residents of Pennsylvania. A portion of these distributions, however, may be subject to the federal alternative minimum tax. The Fund may also make distributions that are taxable to you as ordinary income or capital gains.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s Web site for more information.

Invesco S&P 500 Index Fund
Investment Objective(s)
The Fund’s investment objective is total return through growth of capital and current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
You may qualify for sales charge discounts if you invest at least $250,000 in the Fund. More information about these and other discounts is available from your financial professional and in the section “Shareholder Account Information-Class T Sales Charges” on page A-1 of the prospectus and the section “Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares” on page L-1 of the statement of additional information (SAI).
Shareholder Fees (fees paid directly from your investment)
Class:	T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	T
Management Fees	0.12%

Distribution and/or Service (12b-1) Fees	0.25

Other Expenses[1]	0.22

Total Annual Fund Operating Expenses	0.59

1	“Other Expenses” are based on estimated amounts for the current fiscal year.
Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class T	$309	$434	$571	$969

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 6% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies included in the Standard & Poor’s® 500 Composite Stock Price Index (S&P 500 Index or the Index), and in derivatives and other instruments that have economic characteristics similar to such securities. The Fund’s investment adviser, Invesco Advisers, Inc. (Invesco or the Adviser), passively manages the Fund’s assets by investing in stocks in approximately the same proportion as they are represented in the S&P 500 Index. The Fund does not utilize an investment strategy that attempts to outperform the Index. Rather, the Fund utilizes an indexing approach, which may eliminate the chance that the Fund will substantially outperform the Index, but it may also reduce some of the risk of active management. For example, if the common stock of a specific company represents five percent of the S&P 500 Index, the Adviser typically will invest the same percentage of the Fund’s assets in that stock. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies representing a significant portion of the market value of all common stocks publicly traded in the United States. The Fund may invest in securities of foreign issuers represented in the S&P 500 Index, which may include securities of issuers located in emerging markets countries (i.e., those that are in the early stages of their industrial cycles) or depositary receipts.
The Adviser seeks a correlation between the performance of the Fund, before expenses, and that of the S&P 500 Index of 95% or better. A figure of 100% would indicate perfect correlation. The Adviser will adjust the Fund’s investment securities on a quarterly basis.
Buy and sell decisions for the Fund are a function of changes in the S&P 500 Index rather than independent decisions made by the investment team.
The Fund can invest in derivative instruments including futures contracts.
The Fund can use futures contracts, including index futures, to seek exposure to certain companies, or groups of companies, within the S&P 500 Index.
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Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:
Depositary Receipts Risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
Derivatives Risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
Emerging Markets Securities Risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
Foreign Securities Risk. The Fund's foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
Indexing Risk. The Fund is operated as a passively managed index fund and, therefore, the adverse performance of a particular security necessarily will not result in the elimination of the security from the Fund’s portfolio. Ordinarily, the Adviser will not sell the Fund’s portfolio securities except to reflect additions or deletions of the securities that comprise the Index, or as may be necessary to raise cash to pay Fund shareholders who sell Fund shares. As such, the Fund will be negatively affected by declines in the securities represented by the Index. Also, there is no guarantee that the Adviser will be able to correlate the Fund’s performance with that of the Index.
Market Risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund and Morgan Stanley S&P 500 Index Fund (the predecessor fund) from year to year as of December 31. The performance table compares the Fund’s and the predecessor fund’s performance to that of a broad-based securities market/style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund. For more information on the benchmarks used see the “Benchmark Descriptions” section of the prospectus. The Fund’s and the predecessor fund’s past performance (before and after taxes) is not necessarily an indication of its future performance.
Class T shares of the Fund have less than a calendar year of performance; therefore, the returns shown are those of the Fund’s Class A shares. The returns shown prior to June 1, 2010 are those of the Class A shares of the predecessor fund. The predecessor fund was advised by Morgan Stanley Investment Advisors Inc. Although the Class T shares are invested in the same portfolio of securities, Class T shares’ returns of the Fund will be different from Class A shares’ returns of the Fund and the predecessor fund as they have different expenses.
Updated performance information is available on the Fund’s Web site at www.invesco.com/us.
32                                  Invesco Counselor Series Trust

Annual Total Returns
The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.
Class A shares year-to-date (ended March 31, 2017): 5.92%
Best Quarter (ended June 30, 2009): 15.81%
Worst Quarter (ended December 31, 2008): -21.93%
Average Annual Total Returns (for the periods ended December 31, 2016)
	1 Year	5 Years	10 Years
Class T shares[1]: Inception (6/9/2017)
Return Before Taxes	8.54%	13.42%	6.15%
Return After Taxes on Distributions	8.22	13.06	5.84
Return After Taxes on Distributions and Sale of Fund Shares	5.11	10.75	4.92

S&P 500® Index (reflects no deduction for fees, expenses or taxes)	11.96	14.66	6.95

Lipper S&P 500® Objective Funds Index	11.68	14.34	6.69

1	Class T shares’ performance shown prior to the inception date is that of the Fund’s and the predecessor fund’s Class A shares restated to reflect the sales charge applicable to Class T shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements. The inception date of the predecessor fund’s Class A shares is September 26, 1997.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser: Invesco Advisers, Inc.
Portfolio Managers	Title	Length of Service on the Fund
Anthony Munchak	Portfolio Manager	2010

Glen Murphy	Portfolio Manager	2010

Francis Orlando	Portfolio Manager	2010

Daniel Tsai	Portfolio Manager	2010

Anne Unflat	Portfolio Manager	2010

Donna Wilson	Portfolio Manager	2016

Purchase and Sale of Fund Shares
You may purchase or redeem shares of the Fund on any business day through your financial intermediary.
The minimum investments for Class T shares for fund accounts are as follows:
Type of Account	Initial Investment Per Fund	Additional Investments Per Fund
Asset or fee-based accounts managed by your financial adviser	None	None

Employer Sponsored Retirement and Benefit Plans and Employer Sponsored IRAs	None	None

IRAs and Coverdell ESAs if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other types of accounts if the investor is purchasing shares through a systematic purchase plan	50	50

IRAs and Coverdell ESAs	250	25

All other accounts	1,000	50

Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case your distributions generally will be taxed as ordinary income when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s Web site for more information.

Invesco Short Duration High Yield Municipal Fund
Investment Objective(s)
The Fund's investment objective is to seek federal tax-exempt current income and taxable capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
You may qualify for sales charge discounts if you invest at least $250,000 in the Fund. More information about these and other discounts is available from your financial professional and in the section “Shareholder Account Information-Class T Sales Charges” on page A-1 of the prospectus and the section “Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares” on page L-1 of the statement of additional information (SAI).
Shareholder Fees (fees paid directly from your investment)
Class:	T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None

33                                  Invesco Counselor Series Trust

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	T
Management Fees	0.50%

Distribution and/or Service (12b-1) Fees	0.25

Other Expenses[1]	0.72

Total Annual Fund Operating Expenses	1.47

Fee Waiver and/or Expense Reimbursement[2]	0.68

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.79

1	“Other Expenses” are based on estimated amounts for the current fiscal year.
2	Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in the SAI) of Class T shares to 0.79% of the Fund's average daily net assets (the “expense limit”). Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limit without approval of the Board of Trustees.
Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in the first year and the Total Annual Fund Operating Expenses thereafter.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class T	$329	$638	$970	$1,907

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the period September 30, 2015 (commencement of operations) to August 31, 2016 the Fund’s portfolio turnover rate was 69% of the average value of its portfolio.
Principal Investment Strategies of the Fund
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in municipal securities at the time of investment. In complying with this 80% investment requirement, the Fund may invest in derivatives and other instruments that have economic characteristics similar to the Fund’s direct investments that are counted toward the 80% investment requirement.
Municipal securities include debt obligations of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax, at the time of issuance, in the opinion of bond counsel or other counsel to the issuers of such securities.
The principal types of municipal debt securities purchased by the Fund are revenue obligations and general obligations. To meet its investment objective, the Fund invests in different types of general obligation and revenue obligation securities, including fixed and variable rate securities, municipal notes, variable rate demand notes, municipal leases, custodial receipts, and participation certificates. The Fund may invest in these and other types of municipal securities. Under normal market conditions, the Fund invests primarily in municipal securities classified as revenue bonds.
Invesco Advisers, Inc. (Invesco or the Adviser) generally seeks to achieve the Fund’s investment objective by investing at least 75% of its net assets in higher yielding municipal securities, specifically medium- and lower-grade municipal securities. Investment grade securities are: (i) securities rated BBB- or higher by Standard & Poor’s Ratings Services (S&P) or Baa3 or higher by Moody’s Investors Service, Inc. (Moody’s) or an equivalent rating by another nationally recognized statistical rating organization (NRSRO), (ii) securities with comparable short-term NRSRO ratings, or (iii) unrated securities determined by the Adviser to be of comparable quality, each at the time of purchase. Medium- and lower-grade municipal securities are securities rated by S&P or Fitch, Inc. (Fitch) as BBB+ through D (inclusive) for bonds or SP-2 or lower for notes; by Moody’s as Baa1 through D (inclusive) for bonds or MIG3 or VMIG3 or lower for notes; or unrated municipal securities determined by the Adviser to be of comparable quality, each at the time of purchase. Medium- and lower-grade securities are, therefore, inclusive of some securities rated investment grade. Securities rated below investment grade are commonly referred to as junk bonds.
At times, the market conditions in the municipal securities markets may be such that the Adviser may invest in higher-grade issues, particularly when the difference in returns between quality classifications is very narrow or when the Adviser expects interest rates to increase. Higher-grade securities are securities that are rated higher than medium- or lower-grade securities by Moody’s, S&P, or Fitch, or considered by the Adviser to be of comparable quality, including municipal securities rated A-, SP-1 or higher by S&P or rated A3, MIG2, VMIG2 or higher by Moody’s and in tax-exempt commercial paper rated A-3 or higher by S&P or rated P-3 or higher by Moody’s or in unrated securities determined by the Adviser to be of comparable quality.
The Fund may invest more than 25% of its net assets in a segment of the municipal securities market with similar characteristics if the Adviser determines that the yields available from obligations in a particular segment justify the additional risks of a larger investment in such segment. The Fund may not, however, invest more than 25% of its net assets in industrial development revenue bonds issued for companies in the same industry.
The Fund has no policy limiting its investments in municipal securities whose issuers are located in the same state. However, it is not the present intention of the Fund to invest more than 25% of the value of its net assets in issuers located in the same state.
The Fund may from time to time invest temporarily up to 20% of its net assets in taxable securities of at least comparable quality to the municipal securities in which the Fund invests. Under normal market conditions, the Fund may invest all or a substantial portion of its assets in municipal securities that are subject to the federal alternative minimum tax. From time to time, the Fund temporarily may invest up to 10% of its net assets in tax exempt money market funds and such instruments will be treated as investments in municipal securities.
The Fund may invest up to 15% of its net assets in illiquid or thinly traded securities. The Fund may also invest in securities that are subject to resale restrictions such as those contained in Rule 144A promulgated under the Securities Act of 1933, as amended. The Fund’s investments may include securities that do not produce immediate cash income, such as zero coupon securities and pay-in-kind securities. The Fund may purchase and sell securities on a when-issued and delayed delivery basis, which means that a Fund buys or sells a security with payment and delivery taking place in the future.
The Fund can invest in inverse floating rate municipal obligations issued in connection with tender option bond programs to generate leverage. The Fund can invest in derivative instruments, including futures contracts and swap contracts.
The Fund can use futures contracts, including treasury futures, to gain or reduce exposure to certain asset classes.
The Fund can use swap contracts, including interest rate swaps, to hedge its exposure to interest rates.
The Fund is non-diversified, which means that it can invest a greater percentage of its assets in a small group of issuers or in any one issuer than a diversified fund can.
34                                  Invesco Counselor Series Trust

The Adviser buys and sells securities for the Fund’s portfolio with a view towards seeking a high level of interest income exempt from federal income tax and selects securities that the Adviser believes entail reasonable credit risk considered in relation to the investment policies of the Fund. As a result, the Fund will not necessarily invest in the highest yielding municipal securities permitted by its investment policies if the Adviser determines that market risks or credit risks associated with such investments would subject the Fund’s portfolio to undue risk.
The Fund will attempt to maintain a dollar-weighted average portfolio duration of less than five years.
Decisions to purchase or sell securities are determined by the relative value considerations of the investment professionals that factor in economic and credit-related fundamentals, market supply and demand, market dislocations and situation-specific opportunities. The purchase or sale of securities may be related to a decision to alter the Fund’s macro risk exposure (such as duration, yield curve positioning and sector exposure), a need to limit or reduce the Fund’s exposure to a particular security or issuer, degradation of an issuer’s credit quality, or general liquidity needs of the Fund. The potential for realization of capital gains or losses resulting from possible changes in interest rates will not be a major consideration and frequency of portfolio turnover generally will not be a limiting factor if the Adviser considers it advantageous to purchase or sell securities.
Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:
Alternative Minimum Tax Risk. All or a portion of the Fund’s otherwise tax-exempt income may be taxable to those shareholders subject to the federal alternative minimum tax.
Changing Fixed Income Market Conditions Risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
Debt Securities Risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
Derivatives Risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
High Yield Debt Securities (Junk Bond) Risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
Inverse Floating Rate Obligations Risk. The price of inverse floating rate obligations (inverse floaters) is expected to decline when interest rates rise, and generally will decline further than the price of a bond with a similar maturity. The price of inverse floaters is typically more volatile than the price of bonds with similar maturities. These risks can be particularly high if leverage is used in the formula that determines the interest payable by the inverse floater, which may make the Fund’s returns more volatile and increase the risk of loss. Additionally, these securities may lose some or all of their principal and, in some cases, the Fund could lose money in excess of its investment.
Liquidity Risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.
Management Risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
Market Risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
35                                  Invesco Counselor Series Trust

Medium- and Lower-Grade Municipal Securities Risk. Medium- and lower-grade municipal securities generally involve more volatility and greater risks, including credit, market, liquidity and management risks, than higher-grade securities. Furthermore, many issuers of medium- and lower-grade securities choose not to have a rating assigned to their obligations. As such, the Fund’s portfolio may consist of a higher portion of unrated securities than an investment company investing solely in higher-grade securities. Unrated securities may not be as attractive to as many buyers as are rated securities, which may have the effect of limiting the Fund’s ability to sell such securities at their fair value.
Money Market Fund Risk. Although money market funds generally seek to preserve the value of an investment at $1.00 per share, the Fund may lose money by investing in money market funds. A money market fund's sponsor has no legal obligation to provide financial support to the money market fund. The credit quality of a money market fund's holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the money market fund's share price. A money market fund's share price can also be negatively affected during periods of high redemption pressures, illiquid markets and/or significant market volatility. Furthermore, amendments to money market fund regulations could impact a money market fund's operations and possibly negatively impact its return.
Municipal Issuer Focus Risk. The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.
Municipal Securities Risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
Non-Diversification Risk. The Fund is non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. A change in the value of one or a few issuers’ securities will therefore affect the value of the Fund more than if it was a diversified fund.
Variable-Rate Demand Notes Risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of these instruments, which could result in a loss.
When-Issued, Delayed Delivery and Forward Commitment Risks. When-issued and delayed delivery transactions subject the Fund to market risk because the value or yield of a security at delivery may be more or less than the purchase price or yield generally available when delivery occurs, and counterparty risk because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction. These transactions also have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date, which increases the Fund’s overall investment exposure and, as a result, its volatility.
Zero Coupon or Pay-In-Kind Securities Risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.
Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund. For more information on the benchmarks used see the “Benchmark Descriptions” section in the prospectus. The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.
Class T shares of the Fund have less than a calendar year of performance; therefore, the returns shown are those of the Fund’s Class A shares. Although the Class T shares are invested in the same portfolio of securities, Class T shares’ returns of the Fund will be different from Class A shares’ returns of the Fund as they have different expenses.
Updated performance information is available on the Fund's Web site at www.invesco.com/us.

Annual Total Returns
The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.
Class A shares year-to-date (ended March 31, 2017): 2.13%
Best Quarter (ended June 30, 2016): 3.85%
Worst Quarter (ended December 31, 2016): -3.57%
Average Annual Total Returns (for the periods ended December 31, 2016)
	1 Year	Since Inception
Class T shares[1]: Inception (6/9/2017)
Return Before Taxes	-0.07%	1.49%
Return After Taxes on Distributions	-0.10	1.46
Return After Taxes on Distributions and Sale of Fund Shares	1.35	1.81

S&P Municipal Bond High Yield Index (reflects no deduction for fees, expenses or taxes) (from 9/30/2015)	4.92	5.43

Custom Invesco Short Duration High Yield Municipal Index (reflects no deduction for fees, expenses or taxes) (from 9/30/2015)	3.08	3.35

Lipper High Yield Municipal Debt Funds Index (from 9/30/2015)	1.17	2.80

1	Class T shares’ performance shown prior to the inception date is that of Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements. The inception date of the Fund’s Class A shares is September 30, 2015.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
36                                  Invesco Counselor Series Trust

Management of the Fund
Investment Adviser: Invesco Advisers, Inc.
Portfolio Managers	Title	Length of Service on the Fund
Mark Paris	Portfolio Manager	2015

John Connelly	Portfolio Manager	2016

Tim O'Reilly	Portfolio Manager	2016

James Phillips	Portfolio Manager	2015

Robert Stryker	Portfolio Manager	2015

Julius Williams	Portfolio Manager	2015

Purchase and Sale of Fund Shares
You may purchase or redeem shares of the Fund on any business day through your financial intermediary.
The minimum investments for Class T shares for fund accounts are as follows:
Type of Account	Initial Investment Per Fund	Additional Investments Per Fund
Asset or fee-based accounts managed by your financial adviser	None	None

Employer Sponsored Retirement and Benefit Plans and Employer Sponsored IRAs	None	None

IRAs and Coverdell ESAs if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other types of accounts if the investor is purchasing shares through a systematic purchase plan	50	50

IRAs and Coverdell ESAs	250	25

All other accounts	1,000	50

Tax Information
The Fund’s distributions primarily are exempt from regular federal income tax. All or a portion of these distributions, however, may be subject to the federal alternative minimum tax and state and local taxes. The Fund may also make distributions that are taxable to you as ordinary income or capital gains.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s Web site for more information.

Invesco Small Cap Discovery Fund
Investment Objective(s)
The Fund’s investment objective is to seek capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
You may qualify for sales charge discounts if you invest at least $250,000 in the Fund. More information about these and other discounts is available from your financial professional and in the section “Shareholder Account Information-Class T Sales Charges” on page A-1 of the prospectus and the section “Purchase, Redemption and Pricing of Shares-Purchase and
Redemption of Shares” on page L-1 of the statement of additional information (SAI).
Shareholder Fees (fees paid directly from your investment)
Class:	T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	T
Management Fees	0.79%

Distribution and/or Service (12b-1) Fees	0.25

Other Expenses[1]	0.33

Acquired Fund Fees and Expenses	0.01

Total Annual Fund Operating Expenses	1.38

Fee Waiver and/or Expense Reimbursement[2]	0.01

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.37

1	“Other Expenses” are based on estimated amounts for the current fiscal year.
2	Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed to waive a portion of the Fund's management fee in an amount equal to the net management fee that Invesco earns on the Fund's investments in certain affiliated funds, which will have the effect of reducing the Acquired Fund Fees and Expenses. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to reduce the advisory fee waiver without approval of the Board of Trustees.
Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in the first year and the Total Annual Fund Operating Expenses thereafter.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class T	$386	$675	$985	$1,865

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small-capitalization companies, and in other instruments that have economic characteristics similar to such securities. The Fund invests primarily in equity securities of small-capitalization companies that the Fund’s investment adviser, Invesco Advisers, Inc. (Invesco or the Adviser), believes have above-average potential for capital appreciation. The principal type of equity security in which the Fund invests is common stock.
The Fund considers a company to be a small-capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000® Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. As of August 31, 2016, the
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capitalization of companies in the Russell 2000® Index ranged from $25 million to $5.9 billion.
The Fund emphasizes a growth style of investing. The companies and industries in which the Fund invests will change over time depending on the assessment of the Adviser of growth opportunities.
The Fund does not limit its investments to any single group or type of security. The Fund may invest in companies with new management or management reliant upon one or a few key people, special products and techniques, limited or cyclical operating history, product lines, services, markets or resources, distribution channels, financial resources, or unusual developments, such as acquisitions, mergers, liquidations, bankruptcies or leveraged buyouts. The Fund may also invest in securities involving special circumstances, such as initial public offerings (IPOs).
The Fund may invest up to 10% of its net assets in real estate investment trusts (REITs).
The Fund may invest up to 25% of its net assets in securities of foreign issuers.
The Adviser uses a bottom-up disciplined style of investing that emphasizes the analysis of individual stocks rather than economic and market cycles. The Adviser relies on its research capabilities and company/analyst meetings in reviewing companies. The Adviser believes that stock prices are driven by expected earnings growth, the expected long-term sustainability of that growth and the market’s valuation of those factors. Therefore, in selecting securities for investment, the Adviser seeks those companies that it believes are currently mispriced based on growth expectations and the sustainability of that growth in the market. The Fund generally seeks companies that appear to be positioned to produce an attractive level of future earnings through the development of new products, services or markets or as a result of changing markets or industry conditions. The Adviser expects that many of the companies in which the Fund invests may, at the time of investment, be experiencing higher rates of earnings growth than average.
The Fund incorporates risk management into portfolio construction and its investment process attempts to maximize the relationship between risk and return. The Fund considers selling a security for any of the following reasons: (1) investment thesis plays out or is no longer valid; (2) fundamentals deteriorate; (3) macroeconomic conditions change; or (4) risk/ reward ratio becomes unfavorable or a higher conviction investment idea arises with better risk/reward ratio.
Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:
Foreign Securities Risk. The Fund's foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
Growth Investing Risk. Growth stocks tend to be more expensive relative to the issuing company’s earnings or assets compared with other types of stock. As a result, they tend to be more sensitive to changes in, or investors’ expectations of, the issuing company’s earnings and can be more volatile.
Initial Public Offerings (IPO) Risk. The prices of IPO securities often fluctuate more than prices of securities of companies with longer trading histories and sometimes experience significant price drops shortly after their initial issuance. In addition, companies offering securities in IPOs may have less experienced management or limited operating histories.
Management Risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
Market Risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
REIT Risk/Real Estate Risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Shares of real estate related companies, which tend to be small- and mid-cap companies, may be more volatile and less liquid.
Sector Focus Risk. The Fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market sector or group of related industries. In this event, the Fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that the Fund will lose significant value if conditions adversely affect that sector or group of industries.
Small- and Mid-Capitalization Companies Risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.
Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund and Van Kampen Small Cap Growth Fund (the predecessor fund) from year to year as of December 31. The performance table compares the Fund’s and the predecessor fund’s performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund. For more information on the benchmarks used see the “Benchmark Descriptions” section in the prospectus. The Fund’s and the predecessor fund’s past performance (before and after taxes) is not necessarily an indication of its future performance.
Class T shares of the Fund have less than a calendar year of performance; therefore, the returns shown are those of the Fund’s Class A shares. The returns shown prior to June 1, 2010 are those of the Class A shares of the predecessor fund. The predecessor fund was advised by Van Kampen Asset Management. Although the Class T shares are invested in the same portfolio of securities, Class T shares’ returns of the Fund will be
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different from Class A shares’ returns of the Fund and the predecessor fund as they have different expenses.
Updated performance information is available on the Fund’s Web site at www.invesco.com/us.

Annual Total Returns
The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.
Class A shares year-to-date (ended March 31, 2017): 8.75%
Best Quarter (ended March 31, 2012): 14.02%
Worst Quarter (ended September 30, 2011): -22.76%
Average Annual Total Returns (for the periods ended December 31, 2016)
	1 Year	5 Years	10 Years
Class T shares[1]: Inception (6/9/2017)
Return Before Taxes	0.89%	10.61%	6.14%
Return After Taxes on Distributions	0.44	7.79	4.42
Return After Taxes on Distributions and Sale of Fund Shares	0.88	8.27	4.78

S&P 500® Index (reflects no deduction for fees, expenses or taxes)	11.96	14.66	6.95

Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)	11.32	13.74	7.76

Lipper Small-Cap Growth Funds Index	8.19	12.07	6.46

1	Class T shares’ performance shown prior to the inception date is that of the Fund’s and the predecessor fund’s Class A shares restated to reflect the sales charge applicable to Class T shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements. The inception date of the predecessor fund’s Class A shares is November 27, 2000.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser: Invesco Advisers, Inc.
Portfolio Managers	Title	Length of Service on the Fund
Matthew Hart	Portfolio Manager (lead)	2010 (predecessor fund 2000)

Justin Speer	Portfolio Manager	2010 (predecessor fund 2008)

Purchase and Sale of Fund Shares
You may purchase or redeem shares of the Fund on any business day through your financial intermediary.
The minimum investments for Class T shares for fund accounts are as follows:
Type of Account	Initial Investment Per Fund	Additional Investments Per Fund
Asset or fee-based accounts managed by your financial adviser	None	None

Employer Sponsored Retirement and Benefit Plans and Employer Sponsored IRAs	None	None

IRAs and Coverdell ESAs if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other types of accounts if the investor is purchasing shares through a systematic purchase plan	50	50

IRAs and Coverdell ESAs	250	25

All other accounts	1,000	50

Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case your distributions generally will be taxed as ordinary income when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s Web site for more information.

Invesco Strategic Real Return Fund
Investment Objective(s)
The Fund's investment objective is to seek to mitigate the effects of unanticipated inflation and to provide current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
You may qualify for sales charge discounts if you invest at least $250,000 in the Fund. More information about these and other discounts is available from your financial professional and in the section “Shareholder Account Information-Class T Sales Charges” on page A-1 of the prospectus and the section “Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares” on page L-1 of the statement of additional information (SAI).
Shareholder Fees (fees paid directly from your investment)
Class:	T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None

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Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	T
Management Fees	0.40%

Distribution and/or Service (12b-1) Fees	0.25

Other Expenses[1]	1.69

Acquired Fund Fees and Expenses	0.23

Total Annual Fund Operating Expenses	2.57

Fee Waiver and/or Expense Reimbursement[2]	1.75

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.82

1	“Other Expenses” are based on estimated amounts for the current fiscal year.
2	Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (including prior fiscal year end Acquired Fund Fees and Expenses of 0.23% and excluding certain items discussed in the SAI) of Class T shares to 0.77% of the Fund’s average daily net assets (the “expense limit”). Invesco has also contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the net management fee that Invesco earns on the Fund’s investments in certain affiliated funds. Unless Invesco continues the fee waiver agreements, they will terminate on June 30, 2018. During their terms, the fee waiver agreements cannot be terminated or amended to increase the expense limit or reduce the advisory fee waiver without approval of the Board of Trustees.
Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in the first year and the Total Annual Fund Operating Expenses thereafter.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class T	$332	$866	$1,428	$2,954

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund seeks to achieve its investment objective by actively allocating assets across three debt-related asset classes: (i) U.S. Treasury Inflation-Protected Securities (TIPS Portfolio); (ii) bank loans (Bank Loan Portfolio); and (iii) high yield securities (High Yield Portfolio), all of which are described in further detail below. The Fund’s investment adviser, Invesco Advisers, Inc. (Invesco or the Adviser), periodically will allocate assets between and within the three asset classes based on their relative risk and return expectations.
In addition to the three primary asset classes above, the Adviser may make opportunistic investments in other asset classes that it believes have favorable prospects for current income in inflationary environments. For example, the Adviser may make opportunistic investments in convertible securities if it believes they have favorable prospects of offering a competitive current income stream in inflationary environments.
The Fund may invest in securities or loans of issuers located in foreign countries, including securities or loans of issuers located in emerging markets countries, i.e., those that are in the initial stages of their industrial cycles. The Fund’s securities and loans can be denominated in either U.S. dollars or foreign currencies.
The Fund will use derivative instruments for risk management, portfolio management, earning income, managing target duration, hedging interest rate sensitivity of individual bonds, hedging credit risk, hedging currency risk or gaining or reducing exposure to interest rates or a particular asset class or issuer. The Fund’s use of derivatives will involve the purchase and sale of interest rate swaps and futures (including treasury futures), options on bond or interest rate futures, credit default swaps, credit default index swaps, consumer price index swaps, currency futures, forward foreign currency contracts and other related instruments and techniques. The Fund’s investments in certain derivatives may create leveraged exposure to certain fixed income markets. Leverage occurs when the investments in derivatives create greater economic exposure than the amount invested. The Fund may hold long and short positions in derivatives.
High Yield Portfolio
The High Yield Portfolio invests primarily in debt securities of U.S. and foreign issuers denominated in U.S. dollars that are determined to be below investment grade quality. Below investment grade securities are commonly known as “junk bonds.” The High Yield Portfolio will invest principally in junk bonds rated B or above by a nationally recognized statistical rating organization (NRSRO) or, if unrated, deemed to be of comparable quality by the portfolio managers. There is no requirement with respect to the maturity or duration of debt securities in which this segment of the Fund may invest.
The High Yield Portfolio may invest in affiliated and unaffiliated exchange-traded funds (ETFs) and open-end and closed-end investment companies to manage its exposure to the high yield debt asset class.
The High Yield Portfolio may invest in preferred stocks.
The High Yield Portfolio may purchase asset-backed securities such as collateralized loan obligations (CLOs).
The High Yield Portfolio may invest in illiquid or thinly traded securities. The High Yield Portfolio may also invest in Rule 144A private placement securities that are subject to resale restrictions.
The High Yield Portfolio can invest in derivative instruments including futures contracts and swap contracts.
In selecting securities for the High Yield Portfolio, the portfolio managers focus on high yield bonds that they believe have favorable prospects for high current income and the possibility of growth of capital. The portfolio managers’ research generally includes a bottom-up fundamental analysis of an issuer before its securities are purchased by the Fund. The fundamental analysis may involve an evaluation by a team of credit analysts of an issuer’s financial statements in order to assess its financial condition. The credit analysts also assess the ability of an issuer to reduce its leverage (i.e., the amount of its debt). The team’s analysis may include, but is not limited to: (i) an ongoing review of the securities’ relative value compared with other high yield bonds, and (ii) a top-down analysis of sector and macro-economic trends, such as changes in interest rates. The portfolio managers attempt to control the High Yield Portfolio’s risk by (i) limiting the portfolio’s assets that are invested in any one security, and (ii) diversifying the portfolio’s holdings over a number of different industries.
Decisions to purchase or sell securities are determined by the relative value considerations of the investment professionals that factor in economic and credit-related fundamentals, market supply and demand, market dislocations and situation-specific opportunities. The purchase or sale of securities may be related to a decision to alter the Fund’s macro risk exposure (such as duration, yield curve positioning and sector exposure), a need to limit or reduce the Fund’s exposure to a particular security or issuer, degradation of an issuer’s credit quality, or general liquidity needs of the Fund.
Bank Loan Portfolio
The Bank Loan Portfolio invests in (i) senior secured floating rate loans made by banks and other lending institutions, (ii) senior secured floating rate debt instruments, (iii) unsecured bank loans, and (iv) secured and unsecured
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notes and bonds. The Fund’s exposure to this asset class may be achieved through investments in other underlying mutual funds advised by the Adviser and ETFs advised by Invesco PowerShares Capital Management LLC (PowerShares Capital). The Adviser and PowerShares Capital are affiliates of each other as they both are indirect wholly-owned subsidiaries of Invesco Ltd.
The Bank Loan Portfolio may invest in floating rate loans and floating rate debt securities that are determined to be below investment grade.
The Bank Loan Portfolio may invest in floating rate loans and floating rate debt securities of non-U.S. borrowers or issuers that are U.S. dollar denominated or otherwise provide for payment in U.S. dollars.
The Bank Loan Portfolio may invest in CLOs. The Bank Loan Portfolio also may invest in defaulted or distressed loans, loans to bankrupt companies, and in subordinated loans. Some of the floating rate loans and debt securities in which the Fund may invest will be considered illiquid.
The Bank Loan Portfolio can invest in derivative instruments including swap contracts, the underlying assets of which are senior secured loans, second lien loans, unsecured corporate loans and secured or unsecured bonds.
The portfolio managers construct the Bank Loan Portfolio using a process that focuses on obtaining access to the widest possible range of potential investments available in the market and ongoing credit analysis of issuers. In constructing the portfolio, the portfolio managers analyze each company to determine the company’s earnings potential and other factors indicating the sustainability of earnings growth. In selecting loans and debt securities for the Bank Loan Portfolio, the portfolio managers perform their own independent credit analysis on each borrower and on the collateral securing each loan. Among the factors that the portfolio managers consider are the nature of the industry in which the borrower operates, the nature of the borrower’s assets and the general quality and creditworthiness of the borrower.
Decisions to purchase or sell loans and securities are determined by the relative value considerations of the investment professionals that factor in economic and credit-related fundamentals, market supply and demand, market dislocations and situation-specific opportunities. The purchase or sale of loans and securities may be related to a decision to alter the Fund’s macro risk exposure, a need to limit or reduce the Fund’s exposure to a particular security or issuer, degradation of an issuer’s credit quality, or general liquidity needs of the Fund.
TIPS Portfolio
The TIPS Portfolio generally will invest in U.S. Treasury inflation-protected securities (TIPS) that comprise The BofA Merrill Lynch US Inflation-Linked Treasury IndexSM (the Underlying Index). The Underlying Index is an unmanaged index comprised of TIPS with at least $1 billion in outstanding face value, a remaining term to final maturity of greater than one year and that have interest and principal payments tied to inflation. The Underlying Index is capitalization-weighted and the composition of TIPS is updated monthly.
The portfolio management team uses a replication strategy to track, as closely as possible, the securities in the Underlying Index and their respective weightings, by investing directly in securities that make up the Underlying Index. The portfolio management team adjusts the composition of the Fund to reflect changes in the composition of the Underlying Index and may use a representative sampling methodology to track the performance of the Underlying Index. Representative sampling means that the portfolio management team may use a quantitative analysis to select either a subset of the securities that make up the Underlying Index or a combination of some or all of the securities that make up the Underlying Index and other securities that are not part of the Underlying Index. In either case, the representative sampling of securities selected by the portfolio management team should have, in the aggregate, the investment characteristics that are similar to the Underlying Index in terms of key factors, performance attributes and other characteristics, such as market capitalization, industry weightings, country weightings, duration, maturity credit quality, yield and coupon, as applicable. It is expected that the portfolio management team will use this representative sampling methodology where it is difficult to acquire the necessary securities that make up the Underlying Index, where the asset levels of the Fund do not allow for the holding of all the securities that make up the Underlying Index or where it is otherwise beneficial to the Fund to do so.
Unlike many investment companies, the TIPS Portfolio does not attempt to outperform the Underlying Index. Rather, the TIPS Portfolio uses an indexing approach, which may eliminate the chance that the TIPS Portfolio will substantially outperform the Underlying Index, but it may also reduce some of the risk of active management. Indexing seeks to achieve lower costs by keeping portfolio turnover low in comparison to actively managed investment companies.
The TIPS Portfolio can invest in derivative instruments including futures contracts and swap contracts. The TIPS Portfolio may purchase and sell securities on a when issued, delayed delivery or forward commitment basis. The TIPS Portfolio may, with limitations, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs).
Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:
Asset-Backed Securities Risk. Asset-backed securities are subject to prepayment or call risk, which is the risk that a borrower's payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans, which could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund's income. Asset-backed securities also are subject to extension risk, which is the risk that a rise in interest rates could reduce the rate of prepayments, causing the price of the asset-backed securities and the Fund’s share price to fall.
Bank Loan Risk. There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, liquidity risk and prepayment risk. Lack of an active trading market, restrictions on resale, irregular trading activity, wide bid/ask spreads and extended trade settlement periods may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. The risk of holding bank loans is also directly tied to the risk of insolvency or bankruptcy of the issuing banks. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns. The value of bank loans can be affected by and sensitive to changes in government regulation and to economic downturns in the United States and abroad. Bank loans generally are floating rate loans, which are subject to interest rate risk as the interest paid on the floating rate loans adjusts periodically based on changes in widely accepted reference rates.
Changing Fixed Income Market Conditions Risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a
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result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
Collateralized Loan Obligations Risk. CLOs are subject to the risks of substantial losses due to actual defaults by underlying borrowers, which will be greater during periods of economic or financial stress. CLOs may also lose value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of CLOs will be greater if the Fund invests in CLOs that hold loans of uncreditworthy borrowers or if the Fund holds subordinate tranches of the CLO that absorbs losses from the defaults before senior tranches. In addition, CLOs are subject to interest rate risk and credit risk.
Convertible Securities Risk. The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade.
Debt Securities Risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
Defaulted Securities Risk. Defaulted securities pose a greater risk that principal will not be repaid than non-defaulted securities. Defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
Derivatives Risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
Emerging Markets Securities Risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
Exchange-Traded Funds Risk. In addition to the risks associated with the underlying assets held by the exchange-traded fund, investments in exchange-traded funds are subject to the following additional risks: (1) an exchange-traded fund’s shares may trade above or below its net asset value; (2) an active trading market for the exchange-traded fund’s shares may not develop or be maintained; (3) trading an exchange-traded fund’s shares may be halted by the listing exchange; (4) a passively managed exchange-traded fund may not track the performance of the reference asset; and (5) a passively managed exchange-traded fund may hold troubled securities. Investment in exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain exchange-traded funds in which the Fund may invest are leveraged, which may result in economic leverage, permitting the Fund to gain exposure that is greater than would be the case in an unlevered instrument and potentially resulting in greater volatility.
Financial Services Sector Risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector. Financial services companies are subject to extensive government regulation and are disproportionately affected by unstable interest rates, each of which could adversely affect the profitability of such companies. Financial services companies may also have concentrated portfolios, which makes them especially vulnerable to unstable economic conditions.
Foreign Securities Risk. The Fund's foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
High Yield Debt Securities (Junk Bond) Risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
Indexing Risk. The TIPS Portfolio uses an indexing approach and, therefore, the adverse performance of a particular security necessarily will not result in the elimination of the security from the TIPS Portfolio. Ordinarily, the Adviser will not sell portfolio securities of the TIPS Portfolio except to
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reflect additions or deletions of the securities that comprise the Underlying Index, or as may be necessary to raise cash to pay Fund shareholders who sell Fund shares. As such, the TIPS Portfolio, and therefore the Fund, will be negatively affected by declines in the securities represented by the Underlying Index. Also, there is no guarantee that the Adviser will be able to correlate the performance of the TIPS Portfolio with that of the Underlying Index.
Inflation-Indexed Securities Risk. The values of inflation-indexed securities generally fluctuate in response to changes in real interest rates, and the Fund's income from its investments in these securities is likely to fluctuate considerably more than the income distributions of its investments in more traditional fixed-income securities.
Inflation-Indexed Securities Tax Risk. Any increase in the principal amount of an inflation-indexed security may be included for tax purposes in the Fund’s gross income, even though no cash attributable to such gross income has been received by the Fund. In such event, the Fund may be required to make annual distributions to shareholders that exceed the cash it has otherwise received. In order to pay such distributions, the Fund may be required to raise cash by selling portfolio investments. The sale of such investments could result in capital gains to the Fund and additional capital gain distributions to shareholders. In addition, adjustments during the taxable year for deflation to an inflation-indexed bond held by the Fund may cause amounts previously distributed to shareholders in the taxable year as income to be characterized as a return of capital.
Investment Companies Risk. Investing in other investment companies could result in the duplication of certain fees, including management and administrative fees, and may expose the Fund to the risks of owning the underlying investments that the other investment company holds.
Liquidity Risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.
Management Risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Because the Fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on the Fund’s net asset value. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
Market Risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
Preferred Securities Risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
Sampling Risk. The use by the TIPS Portfolio of a representative sampling approach will result in its holding a smaller number of securities than are in the Underlying Index and in the TIPS Portfolio holding securities not included in the Underlying Index. As a result, an adverse development respecting an issuer of securities held by the TIPS Portfolio could result in a greater decline in the Fund’s NAV than would be the case if all of the securities in the Underlying Index were held. The use by the TIPS Portfolio of a representative sampling approach may also include the risk that it may not track the return of the Underlying Index as well as it would have if the TIPS Portfolio held all of the securities in the Underlying Index.
Short Position Risk. Because the Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the Fund will incur a loss on a short position, which is theoretically unlimited, if the price of the asset sold short increases from the short sale price. The counterparty to a short position or other market factors may prevent the Fund from closing out a short position at a desirable time or price and may reduce or eliminate any gain or result in a loss. In a rising market, the Fund’s short positions will cause the Fund to underperform the overall market and its peers that do not engage in shorting. If the Fund holds both long and short positions, and both positions decline simultaneously, the short positions will not provide any buffer (hedge) from declines in value of the Fund’s long positions. Certain types of short positions involve leverage, which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of the Fund’s returns.
U.S. Government Obligations Risk. Obligations of U.S. Government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. Government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
When-Issued, Delayed Delivery and Forward Commitment Risks. When-issued and delayed delivery transactions subject the Fund to market risk because the value or yield of a security at delivery may be more or less than the purchase price or yield generally available when delivery occurs, and counterparty risk because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction. These transactions also have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date, which increases the Fund’s overall investment exposure and, as a result, its volatility.
Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund. For more information on the benchmarks used see the “Benchmark Descriptions” section in the prospectus. The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.
Class T shares of the Fund have less than a calendar year of performance; therefore, the returns shown are those of the Fund’s Class A shares. Although the Class T shares are invested in the same portfolio of securities, Class T shares’ returns of the Fund will be different from Class A shares’ returns of the Fund as they have different expenses.
Updated performance information is available on the Fund's Web site at www.invesco.com/us.
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Annual Total Returns
The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.
Class A shares year-to-date (ended March 31, 2017): 1.47%
Best Quarter (ended March 31, 2016): 2.95%
Worst Quarter (ended September 30, 2015): -2.23%
Average Annual Total Returns (for the periods ended December 31, 2016)
	1 Year	Since Inception
Class T shares[1]: Inception (6/9/2017)
Return Before Taxes	5.04%	0.95%
Return After Taxes on Distributions	3.48	-0.52
Return After Taxes on Distributions and Sale of Fund Shares	2.83	0.05

BofA Merrill Lynch Current 10 Year Treasury Index (reflects no deductions for fees or expenses) (from 4/30/2014)	-0.16	2.56

Custom Invesco Strategic Real Return Index (reflects no deductions for fees or expenses) (from 4/30/2014)	9.54	2.72

Lipper Inflation Protected Bond Funds Index (from 4/30/2014)	4.16	0.59

1	Class T shares’ performance shown prior to the inception date is that of Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements. The inception date of the Fund’s Class A shares is April 30, 2014.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Management of the Fund
Investment Adviser: Invesco Advisers, Inc.
Investment Sub-Adviser: Invesco Senior Secured Management, Inc.
Portfolio Managers	Title	Length of Service on the Fund
Robert Young	Portfolio Manager (lead)	2014

Thomas Ewald	Portfolio Manager	2014

Scott Roberts	Portfolio Manager	2016

Brian Schneider	Portfolio Manager	2016

Purchase and Sale of Fund Shares
You may purchase or redeem shares of the Fund on any business day through your financial intermediary.
The minimum investments for Class T shares for fund accounts are as follows:
Type of Account	Initial Investment Per Fund	Additional Investments Per Fund
Asset or fee-based accounts managed by your financial adviser	None	None

Employer Sponsored Retirement and Benefit Plans and Employer Sponsored IRAs	None	None

IRAs and Coverdell ESAs if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other types of accounts if the investor is purchasing shares through a systematic purchase plan	50	50

IRAs and Coverdell ESAs	250	25

All other accounts	1,000	50

Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case your distributions generally will be taxed as ordinary income when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s Web site for more information.

Investment Objective(s), Strategies, Risks and Portfolio Holdings

Invesco American Franchise Fund
Objective(s) and Strategies
The Fund’s investment objective is to seek long-term capital appreciation. The Fund’s investment objective may be changed by the Board of Trustees (the Board) without shareholder approval.
The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of U.S. issuers. The Fund deems an issuer to be a U.S. issuer if (i) its principal securities trading market (i.e., a U.S. stock exchange, NASDAQ or over-the-counter markets) is in the U.S.; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in the U.S.; or (iii) it is organized under the laws of, or has a principal office in, the U.S. The Fund invests primarily in equity securities of mid- and large-capitalization issuers. The principal type of equity security in which the Fund invests is common stock.
The Fund considers an issuer to be a large-capitalization issuer if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell 1000® Growth Index during the most recent 11-month period (based on month-end data) plus the most recent date during the current month. As of August 31, 2016, the capitalization of companies in the Russell 1000® Growth Index ranged from $630 million to $572.2 billion.
The Fund considers an issuer to be a mid-capitalization issuer if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized issuers included in the Russell Midcap® Growth Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. As of August 31, 2016, the capitalization of companies in the Russell Midcap® Growth Index ranged from $630 million to $32.8 billion.
The Fund invests primarily in securities that are considered by the Fund’s portfolio managers to have potential for earnings or revenue growth.
The Fund may invest up to 20% of its net assets in securities of foreign issuers.
The Adviser uses a bottom-up stock selection process designed to seek alpha (return on investments in excess of the Russell 1000® Growth Index), as well as a disciplined portfolio construction process designed to manage risk. The Adviser uses a holistic approach that closely examines company fundamentals, including detailed modeling of a company’s financial statements and discussions with company management teams, suppliers, distributors, competitors, and customers. The Adviser uses a variety of valuation techniques based on the company in question, the industry in which the company operates, the stage of the company’s business cycle,
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and other factors that best reflect a company’s value. The Adviser seeks to invest in companies with attractive growth outlooks at compelling valuation levels, including both stable and catalyst-driven growth opportunities.
The Adviser considers whether to sell a particular security when a company hits the price target, a company’s fundamentals deteriorate or the catalysts for growth are no longer present or reflected in the stock price.
In anticipation of or in response to market, economic, political, or other conditions, the Fund’s portfolio managers may temporarily use a different investment strategy for defensive purposes. If the Fund’s portfolio managers do so, different factors could affect the Fund’s performance and the Fund may not achieve its investment objective.
The Fund’s investments in the types of securities and other investments described in this prospectus vary from time to time, and, at any time, the Fund may not be invested in all of the types of securities and other investments described in this prospectus. The Fund may also invest in securities and other investments not described in this prospectus.
For more information, see “Description of the Funds and Their Investments and Risks” in the Fund’s SAI.
Risks
The principal risks of investing in the Fund are:
Foreign Securities Risk. The value of the Fund's foreign investments may be adversely affected by political and social instability in the home countries of the issuers of the investments, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls, and may therefore be more susceptible to fraud or corruption. Also, there may be less publicly available information about companies in certain foreign countries than about U.S. companies making it more difficult for the Adviser to evaluate those companies. The laws of certain countries may put limits on the Fund’s ability to recover its assets held at a foreign bank if the foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
Growth Investing Risk. Growth stocks can perform differently from the market as a whole as growth stocks tend to be more expensive relative to the issuing company’s earnings or assets compared with other types of stock. As a result, they tend to be more sensitive to changes in the issuing company’s earnings or investors’ expectations of such earnings and can be more volatile.
Management Risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. There can be no guarantee that the Adviser’s investment techniques or investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investments or investment strategies available to the investment manager in connection with managing the Fund, which may also adversely affect the ability of the Fund to achieve its investment objective.
Market Risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. The value of the Fund’s investments may go up or down due to general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, or adverse investor sentiment generally. The value of the Fund’s investments may also go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within an industry. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
Mid-Capitalization Companies Risk. Investing in securities of mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Securities of mid-capitalization companies tend to be more vulnerable to changing market conditions and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market.
Sector Focus Risk. The Fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market sector or group of related industries. In this event, the Fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that the Fund will lose significant value if conditions adversely affect that sector or group of industries.
Invesco California Tax-Free Income Fund
Objective(s) and Strategies
The Fund’s investment objective is to provide a high level of current income exempt from federal and California income tax, consistent with the preservation of capital. The Fund’s investment objective may be changed by the Board of Trustees (the Board) without shareholder approval.
The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities that pay interest exempt from federal and California state income taxes. The policy stated in the foregoing sentence is a fundamental policy of the Fund and may not be changed without shareholder approval of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act. In complying with this 80% investment requirement, the Fund may invest in derivatives and other instruments that have economic characteristics similar to the Fund’s direct investments that are counted toward the 80% investment requirement.
The Fund invests primarily in investment grade California municipal securities. Investment grade securities are: (i) securities rated BBB- or higher by S&P or Baa3 or higher by Moody’s or an equivalent rating by another NRSRO, (ii) securities with comparable short-term NRSRO ratings, or (iii) unrated securities determined by the Adviser to be of comparable quality, each at the time of purchase.
Municipal securities include debt obligations of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax, at the time of issuance, in the opinion of bond counsel or other counsel to the issuers of such securities. California municipal securities are municipal obligations the interest on which is exempt from federal and California state income taxes, at the time of issuance, in the opinion of bond counsel or other counsel to the issuers of such securities.
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The principal types of municipal debt securities purchased by the Fund are revenue obligation and general obligation. Revenue obligation securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power. Revenue obligation securities may include industrial development, pollution control, public utility, housing, and health care issues. Under normal market conditions, the Fund invests primarily in municipal securities classified as revenue bonds. General obligation securities are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. To meet its investment objective, the Fund invests in different types of general obligation and revenue obligation securities, including fixed and variable rate securities, municipal notes, variable rate demand notes and municipal leases. The Fund may also invest in other types of municipal securities, such as pre-refunded bonds.
Under normal market conditions, the Fund may invest up to 20% of its net assets in securities rated below investment grade at the time of purchase. These securities are commonly referred to as junk bonds. The Fund does not purchase securities that are in default or rated in categories lower than B- by S&P or B3 by Moody’s or unrated securities determined by the Adviser to be of comparable quality.
The Fund may invest more than 25% of its net assets in a segment of the municipal securities market with similar characteristics if the Adviser determines that the yields available from obligations in a particular segment justify the additional risks of a larger investment in such segment. The Fund may not, however, invest more than 25% of its net assets in industrial development revenue bonds issued for companies in the same industry.
Under normal market conditions, the Fund may invest up to 20% of its net assets in municipal securities that are subject to the federal alternative minimum tax. From time to time, the Fund temporarily may invest up to 10% of its net assets in tax exempt money market funds and such instruments will be treated as investments in municipal securities.
The Fund may invest in illiquid or thinly traded securities. The Fund may also invest in securities that are subject to resale restrictions such as those contained in Rule 144A promulgated under the Securities Act of 1933, as amended. The Fund’s investments may include securities that do not produce immediate cash income, such as zero coupon securities and pay-in-kind securities. Zero coupon securities are debt securities that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. Pay-in-kind securities are debt securities that pay interest through the issuance of additional securities.
The Fund may purchase and sell securities on a when-issued and delayed delivery basis, which means that the Fund may buy or sell a security with payment and delivery taking place in the future. The payment obligation and the interest rate are fixed at the time the Fund enters into the commitment. No income accrues on such securities until the date the Fund actually takes delivery of the securities.
The Fund can invest in inverse floating rate municipal obligations issued in connection with tender option bond programs to generate leverage. Inverse floating rate obligations are variable rate debt instruments that pay interest at rates that move in the opposite direction of prevailing interest rates. Inverse floating rate obligations in which the Fund may invest include derivative instruments such as residual interest bonds, tender option bonds or municipal bond trust certificates. Such instruments are typically created by a special purpose trust (the TOB Trust) that holds long-term fixed rate bonds, which are contributed by the Fund (the underlying security), and sells two classes of beneficial interests: short-term floating rate interests, which are sold to or held by third party investors, and inverse floating residual interests, which are purchased by the Fund. Because the interest rate paid to holders of such obligations is generally determined by subtracting a variable or floating rate from a predetermined amount, the interest rate paid to holders of such obligations will decrease as such variable or floating rate increases and increase as such variable or floating rate decreases.
The Fund can invest in derivative instruments including futures contracts and swap contracts.
A futures contract is a standardized agreement between two parties to buy or sell a specified quantity of an underlying asset at a specified price at a specified future time. The value of the futures contract tends to increase and decrease in tandem with the value of the underlying asset. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled by purchasing an offsetting contract, physically delivering the underlying asset on the settlement date or paying a cash settlement amount on the settlement date. The Fund can use futures contracts, including Treasury futures, to gain or reduce exposure to certain asset classes.
A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, commodities, currencies or other assets. The notional amount of a swap is based on the nominal or face amount of a reference asset that is used to calculate payments made on that swap; the notional amount typically is not exchanged between counterparties. The parties to the swap use variations in the value of the underlying asset to calculate payments between them through the life of the swap. The Fund can use swap contracts, including interest rate swaps, to hedge its exposure to interest rates.
The Adviser actively manages the Fund’s portfolio and adjusts the average maturity of portfolio investments based upon its expectations regarding the direction of interest rates and other economic factors. The Adviser seeks to identify those securities that it believes entail reasonable credit risk considered in relation to the Fund’s investment policies. In selecting securities for investment, the Adviser uses its extensive research capabilities to assess potential investments and considers a number of factors, including general market and economic conditions and interest rate, credit and prepayment risks. Each security considered for investment is subjected to an in-depth credit analysis to evaluate the level of risk it presents.
Decisions to purchase or sell securities are determined by the relative value considerations of the investment professionals that factor in economic and credit-related fundamentals, market supply and demand, market dislocations and situation-specific opportunities. The purchase or sale of securities may be related to a decision to alter the Fund’s macro risk exposure (such as duration, yield curve positioning, and sector exposure), a need to limit or reduce the Fund’s exposure to a particular security or issuer, degradation of an issuer’s credit quality, or general liquidity needs of the Fund. The potential for realization of capital gains or losses resulting from possible changes in interest rates will not be a major consideration and frequency of portfolio turnover generally will not be a limiting factor if the Adviser considers it advantageous to purchase or sell securities.
In anticipation of or in response to market, economic, political, or other conditions, the Fund’s portfolio managers may temporarily use a different investment strategy for defensive purposes. If the Fund’s portfolio managers do so, different factors could affect the Fund’s performance and the Fund may not achieve its investment objective.
The Fund’s investments in the types of securities and other investments described in this prospectus vary from time to time, and, at any time, the Fund may not be invested in all of the types of securities and other investments described in this prospectus. The Fund may also invest in securities and other investments not described in this prospectus.
For more information, see “Description of the Funds and Their Investments and Risks” in the Fund’s SAI.
Risks
The principal risks of investing in the Fund are:
Alternative Minimum Tax Risk. Although the interest received from municipal securities generally is exempt from federal income tax, the Fund
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may invest a portion of its total assets in municipal securities subject to the federal alternative minimum tax. Accordingly, investment in the Fund could cause shareholders to be subject to, or result in an increased liability under, the federal alternative minimum tax.
California and U.S. Territories Municipal Securities Risk. The Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of California municipal securities than a fund which does not focus its investments in such issuers. These risks include possible legislative, state constitutional or regulatory amendments that may affect the ability of state and local governments or regional governmental authorities to raise money to pay principal and interest on their municipal securities. Economic, fiscal and budgetary conditions throughout the state may also influence the Fund’s performance. As with California municipal securities, events in any of the territories where the Fund is invested may affect the Fund’s investments and its performance. More detailed information concerning California municipal securities and the State of California is set forth in the SAI.
Changing Fixed Income Market Conditions Risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may persist in the future, potentially leading to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. In addition, because of changing central bank policies, the Fund may experience higher than normal shareholder redemptions which could potentially increase portfolio turnover and the Fund’s transaction costs and potentially lower the Fund’s performance returns.
Debt Securities Risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. If an issuer seeks to restructure the terms of its borrowings or the Fund is required to seek recovery upon a default in the payment of interest or the repayment of principal, the Fund may incur additional expenses. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
Derivatives Risk. A derivative is an instrument whose value depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, which are described below.
■	Counterparty Risk. Certain derivatives do not trade on an established exchange (referred to as over-the-counter (OTC) derivatives) and are simply financial contracts between the Fund and a counterparty. When the Fund is owed money on an OTC derivative, the Fund is dependent on the counterparty to pay or, in some cases, deliver the underlying asset, unless the Fund can otherwise sell its derivative contract to a third party prior to its expiration. Many counterparties are financial institutions such as banks and broker-dealers and their creditworthiness (and ability to pay or perform) may be negatively impacted by factors affecting financial institutions generally. In addition, in the event that a counterparty becomes bankrupt or insolvent, the Fund’s ability to recover the collateral that the Fund has on deposit with the counterparty could be delayed or impaired. For derivatives traded on a centralized exchange, the Fund generally is dependent upon the solvency of the relevant exchange clearing house (which acts as a guarantor for each contractual obligation under such derivatives) for payment on derivative instruments for which the Fund is owed money.
■	Leverage Risk. Many derivatives do not require a payment up front equal to the economic exposure created by owning the derivative, which creates a form of leverage. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative. Leverage may therefore make the Fund’s returns more volatile and increase the risk of loss. The Fund segregates or earmarks liquid assets with a value at least equal to the amount that the Fund owes the derivative counterparty each day, if any, or otherwise holds instruments that offset the Fund’s daily obligation under the derivatives instrument. This process is sometimes referred to as “cover.” The amount of liquid assets needed as cover will fluctuate over time as the value of the derivative instrument rises and falls. If the value of the Fund’s derivative positions or the value of the assets used as cover unexpectedly decreases, the Fund may be forced to segregate additional liquid assets as cover or sell assets at a disadvantageous time or price to meet its derivative obligations or to meet redemption requests, which could affect management of the Fund and the Fund’s returns. In certain market conditions, losses on derivative instruments can grow larger while the value of the Fund’s other assets fall, resulting in the Fund’s derivative positions becoming a larger percentage of the Fund’s investments.
■	Liquidity Risk. There is a smaller pool of buyers and sellers for certain derivatives, particularly OTC derivatives, than more traditional investments such as stocks. These buyers and sellers are often financial institutions that may be unable or unwilling to buy or sell derivatives during times of financial or market stress. Derivative instruments may therefore be less liquid than more traditional investments and the Fund may be unable to sell or exit its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. To the extent that the Fund is unable to exit a derivative position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the liquidity of the Fund and its ability to meet redemption requests may be impaired to the extent that a substantial portion of the Fund’s otherwise liquid assets must be used as margin or cover. Another consequence of illiquidity is that the Fund may be required to hold a derivative instrument to maturity and take or make delivery of the underlying asset that the Adviser would otherwise have attempted to avoid.
■	Other Risks. Compared to other types of investments, derivatives may be harder to value and may also be less tax efficient, as described under the “Taxes” section of the prospectus. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Fund’s taxable income or gains, and may limit or prevent the Fund from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Fund to change its investment strategy. To the extent that the Fund uses derivatives for hedging or to gain or limit exposure to a particular market or market segment, there may be imperfect correlation between the value of the derivative instrument and the value of the instrument being hedged or the relevant market or
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market segment, in which case the Fund may not realize the intended benefits. There is also the risk that during adverse market conditions, an instrument which would usually operate as a hedge provides no hedging benefits at all. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company.
High Yield Debt Securities (Junk Bond) Risk. The Fund’s investments in high yield debt securities (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due and are more susceptible to default or decline in market value due to adverse economic, regulatory, political or company developments than higher rated or investment grade securities. Prices of high yield debt securities tend to be very volatile. These securities are less liquid than investment grade debt securities and may be difficult to sell at a desirable time or price, particularly in times of negative sentiment toward high yield securities.
Inverse Floating Rate Obligations Risk. Inverse floating rate obligations (inverse floaters) represent interests in bonds with interest rates that vary inversely to changes in short-term rates. As short-term rates rise, inverse floaters produce less income, and as short-term rates decline, inverse floaters produce more income. As a result, the price of inverse floaters is expected to decline when interest rates rise, and generally will decline further than the price of a bond with a similar maturity. The price of inverse floaters is typically more volatile than the price of bonds with similar maturities. Interest rate risk and price volatility of inverse floaters can be particularly high if leverage is used in the formula that determines the interest payable by the inverse floater. Leverage may make the Fund’s returns more volatile and increase the risk of loss, and the value of, and income earned on, an inverse floater that has a higher degree of leverage are more likely to be eliminated entirely under adverse market conditions. Upon the occurrence of certain adverse events, the special purpose trust that created the inverse floater may be collapsed and the underlying security liquidated, and the Fund could lose the entire amount of its investment in the inverse floater and may, in some cases, be contractually required to pay the negative difference, if any, between the liquidation value of the underlying security and the principal amount of the short-term floating rate interests. Recent regulatory changes have prompted changes to the structure of tender option bonds. The Fund’s enhanced role under the revised structure may increase the Fund’s operational and regulatory risk.
Liquidity Risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. An investment may be illiquid due to a lack of trading volume in the investment or if the investment is privately placed and not traded in any public market or is otherwise restricted from trading. Certain restricted securities require special registration and pose valuation difficulties. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.
Management Risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. There can be no guarantee that the Adviser’s investment techniques or investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investments or investment strategies available to the investment manager in connection with managing the Fund, which may also adversely affect the ability of the Fund to achieve its investment objective.
Market Risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. The value of the Fund’s investments may go up or down due to general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, or adverse investor sentiment generally. The value of the Fund’s investments may also go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within an industry. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
Medium- and Lower-Grade Municipal Securities Risk. Securities which are in the medium- and lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturity, but they also generally involve more volatility and greater risks, such as greater credit risk, market risk, liquidity risk and management risk. Furthermore, many issuers of medium- and lower-grade securities choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. As such, the Fund’s portfolio may consist of a higher portion of unrated securities as compared with an investment company that invests solely in higher-grade securities. Unrated securities may not be as attractive to as many buyers as are rated securities, a factor which may make unrated securities less able to be sold at a desirable time or price. These factors may limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets.
Money Market Fund Risk. Although money market funds generally seek to preserve the value of an investment at $1.00 per share, the Fund may lose money by investing in money market funds. A money market fund's sponsor has no legal obligation to provide financial support to the money market fund. The credit quality of a money market fund's holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the money market fund's share price. A money market fund's share price can also be negatively affected during periods of high redemption pressures, illiquid markets and/or significant market volatility. To the extent the Fund holds cash or cash equivalents rather than securities in which it primarily invests or uses to manage risk, the Fund may not achieve its investment objectives and may underperform. Furthermore, amendments to money market fund regulations could impact a money market fund's operations and possibly negatively impact its return.
Municipal Issuer Focus Risk. The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics. From time to time, the Fund’s investments may include securities that alone or together with securities held by other funds or accounts managed by the Adviser, represents a major portion or all of an issue of municipal securities. Because there may be relatively few potential purchasers for such investments and, in some cases, there may be contractual restrictions on resales, the Fund may find it more difficult to sell such securities at a desirable time or price.
Municipal Securities Risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Municipal obligations may
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be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. Municipal securities structured as revenue bonds are generally not backed by the taxing power of the issuing municipality but rather the revenue from the particular project or entity for which the bonds were issued. If the Internal Revenue Service determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could be treated as taxable, which could result in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
Variable-Rate Demand Notes Risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of these instruments, and a portfolio could suffer a loss if the issuer defaults during periods in which a portfolio is not entitled to exercise its demand rights.
When-Issued, Delayed Delivery and Forward Commitment Risks. When-issued and delayed delivery transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the counterparty to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. These transactions have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date. These investments therefore increase the Fund’s overall investment exposure and, as a result, its volatility. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has set aside to cover these positions.
Zero Coupon or Pay-In-Kind Securities Risk. Zero coupon and pay-in-kind securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer’s financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative. Investors may purchase zero coupon and pay-in-kind securities at a price below the amount payable at maturity. Because such securities do not entitle the holder to any periodic payments of interest prior to maturity, this prevents any reinvestment of interest payments at prevailing interest rates if prevailing interest rates rise. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than coupon loans. Pay-in-kind securities may have a potential variability in valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral. Special tax considerations are associated with investing in certain lower-grade securities, such as zero coupon or pay-in-kind securities.
Invesco Core Plus Bond Fund
Objective(s) and Strategies
The Fund’s investment objective is total return, comprised of current income and capital appreciation. The Fund’s investment objective may be changed by the Board of Trustees (the Board) without shareholder approval.
The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities and in derivatives and other instruments that have economic characteristics similar to such securities.
The Fund invests primarily in investment grade fixed-income securities generally represented by the Bloomberg Barclays U.S. Aggregate Index
(formerly, Barclays U.S. Aggregate Index ) (the benchmark index). The principal types of fixed-income securities in which the Fund invests are corporate bonds, U.S. Treasury and agency securities, and mortgage-backed and asset-backed securities. The Fund may invest up to 20% of its net assets in debt securities rated below investment grade. Below investment grade securities are commonly referred to as junk bonds. Investment grade securities are: (i) securities rated BBB- or higher by Standard & Poor’s Ratings Services (S&P) or Baa3 or higher by Moody’s Investors Service, Inc. (Moody’s) or an equivalent rating by another nationally recognized statistical rating organization (NRSRO), (ii) securities with comparable short-term NRSRO ratings, or (iii) unrated securities determined by the Adviser to be of comparable quality, each at the time of purchase.
The Fund may invest up to 30% of its net assets in foreign debt securities, including debt securities of issuers located in emerging markets countries, i.e., those that are in the early stages of their industrial cycles. The Fund may invest up to 20% of the Fund’s net assets in currencies and securities, including foreign currency derivatives, denominated in currencies other than the U.S. dollar.
The Fund may purchase mortgage-backed and asset-backed securities such as collateralized mortgage obligations (CMOs), collateralized loan obligations (CLOs) and collateralized debt obligations (CDOs), which are counted toward the 80% investment requirement.
The Fund may invest in illiquid or thinly traded securities. The Fund may also invest in securities that are subject to resale restrictions such as those contained in Rule 144A promulgated under the Securities Act of 1933, as amended.
The Fund may purchase municipal securities. The Fund’s investments may also include securities that do not produce immediate cash income, such as zero coupon securities and pay-in-kind securities. Zero coupon securities are debt securities that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. Pay-in-kind securities are debt securities that pay interest through the issuance of additional securities.
The Fund may purchase and sell securities on a when-issued and delayed delivery basis, which means that the Fund buys or sells a security with payment and delivery taking place in the future. The payment obligation and the interest rate are fixed at the time the Fund enters into the commitment. No income accrues on such securities until the date the Fund actually takes delivery of the securities. The Fund may also engage in “to be announced” (TBA) transactions, which are transactions in which a fund buys or sells mortgage-backed securities on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount at the time the Fund enters into the TBA transaction. The Fund may also engage in short sales of TBA mortgages, including short sales of TBA mortgages the Fund does not own. Generally, the Fund will sell a TBA mortgage short to (1) take advantage of an expected decline in mortgage valuations or (2) to hedge against the potential underperformance of the mortgage sector.
The Fund can invest in derivative instruments including swap contracts, options, futures contracts and forward foreign currency contracts.
A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, commodities, currencies or other assets. The notional amount of a swap is based on the nominal or face amount of a reference asset that is used to calculate payments made on that swap; the notional amount typically is not exchanged between counterparties. The parties to the swap use variations in the value of the underlying asset to calculate payments between them through the life of the swap. The Fund can use swap contracts, including interest rate swaps, to hedge or adjust its exposure to interest rates. The Fund can also use swap contracts, including credit default swaps, to create long or short exposure to corporate or sovereign debt securities. The Fund can further use swap contracts, including: credit default index swaps, to hedge credit risk or take
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a position on a basket of credit entities; total return swaps, to gain exposure to a reference asset; and volatility swaps to adjust the volatility profile of the Fund.
An option is a derivative financial instrument that reflects a contract between two parties for a future transaction on an asset at a reference price. The buyer of the option gains the right, but not the obligation, to engage in that transaction, while the seller incurs the corresponding obligation to fulfill the transaction. The price of an option derives from the difference between the reference price and the value of the underlying asset (commonly a stock, a bond, a currency or a futures contract) plus a premium based on the time remaining until the expiration of the option. Other types of options exist, and options can in principle be created for any type of valuable asset. The Fund can use options, including currency options, to seek alpha (return on investments in excess of the benchmark index) or to mitigate risk and to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. The Fund can also use credit default swap options to gain the right to enter into a credit default swap at a specified future date. The Fund can further use swaptions (options on swaps) to manage interest rate risk; and options on bond or rate futures to manage interest rate exposure.
A futures contract is a standardized agreement between two parties to buy or sell a specified quantity of an underlying asset at a specified price at a specified future time. The value of the futures contract tends to increase and decrease in tandem with the value of the underlying asset. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled by purchasing an offsetting contract, physically delivering the underlying asset on the settlement date or paying a cash settlement amount on the settlement date. The Fund can use futures contracts, including interest rate futures, to increase or reduce its exposure to interest rate changes. The Fund can also use currency futures to increase or decrease its exposure to foreign currencies. Currency futures contracts are traded on exchanges and have standard contract sizes and delivery dates. Most currency futures contracts call for payment or delivery in U.S. dollars.
The Fund can engage in foreign currency transactions either on a spot basis (i.e., for prompt delivery and settlement at the rate prevailing in the currency exchange market at the time) or through forward foreign currency contracts to gain or mitigate the risk of foreign currency exposure. Spot contracts allow for prompt delivery and settlement at the rate prevailing in the currency exchange market at the time. A forward foreign currency contract is an agreement between parties to exchange a specified amount of currency at a specified future time at a specified rate. Forward foreign currency contracts are used to protect against uncertainty in the level of future currency exchange rates or to gain or modify exposure to a particular currency.
The Fund utilizes active duration and yield curve positioning for risk management and for generating alpha (return on investments in excess of the benchmark index). Duration is a measure of volatility expressed in years and represents the anticipated percent change in a bond’s price at a single point in time for a 1% change in yield. As duration increases, volatility increases as applicable interest rates change.
The portfolio managers utilize the benchmark index as a reference in structuring the portfolio. The portfolio managers decide on appropriate risk factors such as sector and issuer weightings and duration relative to the benchmark index. The portfolio managers then determine appropriate position sizes to reflect desired risk positioning. In doing so, the portfolio managers consider recommendations from a globally interconnected team of specialist decision makers in positioning the Fund to generate alpha.
The portfolio managers generally rely upon a team of market-specific specialists for trade execution and for assistance in determining efficient ways (in terms of cost-efficiency and security selection) to implement those recommendations. Although a variety of specialists provide input in the management of the Fund, the portfolio managers retain responsibility for ensuring the Fund is positioned appropriately in terms of risk exposures and position sizes.
Specialists employ a bottom-up approach to recommend larger or smaller exposure to specific risk factors. In general, specialists will look for attractive risk-reward opportunities and securities that best enable the Fund to pursue those opportunities. The portfolio managers consider the recommendations of these market-specific specialists in adjusting the Fund’s risk exposures and security selection on a real-time basis using proprietary communication technology.
Decisions to purchase or sell securities are determined by the relative value considerations of the investment professionals that factor in economic and credit-related fundamentals, market supply and demand, market dislocations and situation-specific opportunities. The purchase or sale of securities may be related to a decision to alter the Fund’s macro risk exposure (such as duration, yield curve positioning and sector exposure), a need to limit or reduce the Fund’s exposure to a particular security or issuer, degradation of an issuer’s credit quality or general liquidity needs of the Fund.
The Fund will attempt to maintain (i) a dollar-weighted average portfolio maturity of between three and 10 years; and (ii) a duration (the Fund’s price sensitivity to changes in interest rates) of within +/- two years of the benchmark index.
In attempting to meet its investment objective, the Fund engages in active and frequent trading of portfolio securities.
In anticipation of or in response to market, economic, political, or other conditions, the Fund’s portfolio managers may temporarily use a different investment strategy for defensive purposes. If the Fund’s portfolio managers do so, different factors could affect the Fund’s performance and the Fund may not achieve its investment objective.
The Fund’s investments in the types of securities and other investments described in this prospectus vary from time to time, and, at any time, the Fund may not be invested in all of the types of securities and other investments described in this prospectus. The Fund may also invest in securities and other investments not described in this prospectus.
For more information, see “Description of the Funds and Their Investments and Risks” in the Fund’s SAI.
Risks
The principal risks of investing in the Fund are:
Active Trading Risk. Active trading of portfolio securities may result in high brokerage costs, which may lower the Fund’s actual return. Active trading also may increase the proportion of the Fund’s gains that are short term, which are taxed at a higher rate than long term gains.
Changing Fixed Income Market Conditions Risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may persist in the future, potentially leading to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. In addition, because of changing central bank policies, the Fund may experience higher than normal shareholder redemptions which could potentially increase portfolio turnover and the Fund’s transaction costs and potentially lower the Fund’s performance returns.
Collateralized Loan Obligations Risk. CLOs are subject to the risks of substantial losses due to actual defaults by underlying borrowers, which will be greater during periods of economic or financial stress. CLOs may also lose value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of CLOs will be greater if the Fund invests in CLOs that hold loans of uncreditworthy borrowers or if the Fund holds
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subordinate tranches of the CLO that absorbs losses from the defaults before senior tranches. In addition, CLOs are subject to interest rate risk and credit risk.
Debt Securities Risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. If an issuer seeks to restructure the terms of its borrowings or the Fund is required to seek recovery upon a default in the payment of interest or the repayment of principal, the Fund may incur additional expenses. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
Derivatives Risk. A derivative is an instrument whose value depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, which are described below.
■	Counterparty Risk. Certain derivatives do not trade on an established exchange (referred to as over-the-counter (OTC) derivatives) and are simply financial contracts between the Fund and a counterparty. When the Fund is owed money on an OTC derivative, the Fund is dependent on the counterparty to pay or, in some cases, deliver the underlying asset, unless the Fund can otherwise sell its derivative contract to a third party prior to its expiration. Many counterparties are financial institutions such as banks and broker-dealers and their creditworthiness (and ability to pay or perform) may be negatively impacted by factors affecting financial institutions generally. In addition, in the event that a counterparty becomes bankrupt or insolvent, the Fund’s ability to recover the collateral that the Fund has on deposit with the counterparty could be delayed or impaired. For derivatives traded on a centralized exchange, the Fund generally is dependent upon the solvency of the relevant exchange clearing house (which acts as a guarantor for each contractual obligation under such derivatives) for payment on derivative instruments for which the Fund is owed money.
■	Leverage Risk. Many derivatives do not require a payment up front equal to the economic exposure created by owning the derivative, which creates a form of leverage. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative. Leverage may therefore make the Fund’s returns more volatile and increase the risk of loss. The Fund segregates or earmarks liquid assets with a value at least equal to the amount that the Fund owes the derivative counterparty each day, if any, or otherwise holds instruments that offset the Fund’s daily obligation under the derivatives instrument. This process is sometimes referred to as “cover.” The amount of liquid assets needed as cover will fluctuate over time as the value of the derivative instrument rises and falls. If the value of the Fund’s derivative positions or the value of the assets used as cover unexpectedly decreases, the Fund may be forced to segregate additional liquid assets as cover or sell assets at a disadvantageous time or price to meet its derivative obligations or to meet redemption requests, which could affect management of the Fund and the Fund’s returns. In certain market conditions, losses on derivative instruments can grow larger while the value of the Fund’s other assets fall, resulting in the Fund’s derivative positions becoming a larger percentage of the Fund’s investments.
■	Liquidity Risk. There is a smaller pool of buyers and sellers for certain derivatives, particularly OTC derivatives, than more traditional investments such as stocks. These buyers and sellers are often financial institutions that may be unable or unwilling to buy or sell derivatives during times of financial or market stress. Derivative instruments may therefore be less liquid than more traditional investments and the Fund may be unable to sell or exit its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. To the extent that the Fund is unable to exit a derivative position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the liquidity of the Fund and its ability to meet redemption requests may be impaired to the extent that a substantial portion of the Fund’s otherwise liquid assets must be used as margin or cover. Another consequence of illiquidity is that the Fund may be required to hold a derivative instrument to maturity and take or make delivery of the underlying asset that the Adviser would otherwise have attempted to avoid.
■	Other Risks. Compared to other types of investments, derivatives may be harder to value and may also be less tax efficient, as described under the “Taxes” section of the prospectus. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Fund’s taxable income or gains, and may limit or prevent the Fund from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Fund to change its investment strategy. To the extent that the Fund uses derivatives for hedging or to gain or limit exposure to a particular market or market segment, there may be imperfect correlation between the value of the derivative instrument and the value of the instrument being hedged or the relevant market or market segment, in which case the Fund may not realize the intended benefits. There is also the risk that during adverse market conditions, an instrument which would usually operate as a hedge provides no hedging benefits at all. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company.
Emerging Markets Securities Risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent, and subject to sudden change. Other risks of investing in emerging markets securities may include additional transaction costs, delays in settlement procedures, and lack of timely information.
Foreign Government Debt Risk. Investments in foreign government debt securities (sometimes referred to as sovereign debt securities) involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt,
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and the Fund may have limited recourse in the event of a default against the defaulting government. A foreign government debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt burden, the foreign government debtor’s policy toward its principal international lenders and local political constraints. Certain issuers of foreign government debt may be dependent on disbursements from foreign governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.
Foreign Securities Risk. The value of the Fund's foreign investments may be adversely affected by political and social instability in the home countries of the issuers of the investments, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls, and may therefore be more susceptible to fraud or corruption. Also, there may be less publicly available information about companies in certain foreign countries than about U.S. companies making it more difficult for the Adviser to evaluate those companies. The laws of certain countries may put limits on the Fund’s ability to recover its assets held at a foreign bank if the foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
High Yield Debt Securities (Junk Bond) Risk. The Fund’s investments in high yield debt securities (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due and are more susceptible to default or decline in market value due to adverse economic, regulatory, political or company developments than higher rated or investment grade securities. Prices of high yield debt securities tend to be very volatile. These securities are less liquid than investment grade debt securities and may be difficult to sell at a desirable time or price, particularly in times of negative sentiment toward high yield securities.
Liquidity Risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. An investment may be illiquid due to a lack of trading volume in the investment or if the investment is privately placed and not traded in any public market or is otherwise restricted from trading. Certain restricted securities require special registration and pose valuation difficulties. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.
Management Risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. There can be no guarantee that the Adviser’s investment techniques or investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investments or investment strategies available to the investment manager in connection with managing the Fund, which may also adversely affect the ability of the Fund to achieve its investment objective.
Market Risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. The value of the Fund’s investments may go up or down due to general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, or adverse investor sentiment generally. The value of the Fund’s investments may also go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within an industry. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. Mortgage- and asset-backed securities are subject to prepayment or call risk, which is the risk that a borrower's payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund's income. Mortgage- and asset-backed securities also are subject to extension risk. An unexpected rise in interest rates could reduce the rate of prepayments and extend the life of the mortgage- and asset-backed securities, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall and would make the mortgage- and asset-backed securities more sensitive to interest rate changes. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool will adversely affect the value of mortgage-backed securities and will result in losses to the Fund. The Fund may invest in mortgage pools that include subprime mortgages, which are loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have government or government-sponsored entity guarantees. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics.
Municipal Securities Risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Municipal obligations may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. Municipal securities structured as revenue bonds are generally not backed by the taxing power of the issuing municipality but rather the revenue from the particular project or entity for
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which the bonds were issued. If the Internal Revenue Service determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could be treated as taxable, which could result in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
TBA Transactions Risk. TBA transactions involve the risk that the securities received may be less favorable than what was anticipated by the Fund when entering into the TBA transaction. TBA transactions also involve the risk that the counterparty will fail to deliver the securities, exposing the Fund to further losses. Whether or not the Fund takes delivery of the securities at the termination date of a TBA transaction, the Fund will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement. If the Fund sells short TBA mortgages that it does not own and the mortgages increase in value, the Fund may be required to pay a higher price than anticipated to purchase the deliverable mortgages to settle the short sale and thereby incur a loss. A short position in TBA mortgages poses more risk than holding the same TBA mortgages long. It is possible that the market value of the mortgage securities the Fund holds in long positions will decline at the same time that the market value of the mortgage securities the Fund has sold short increases, thereby magnifying any losses. The more the Fund pays to purchase the mortgage securities sold short, the more it will lose on the transaction, which adversely affects its share price. The loss on a long position is limited to what the Fund originally paid for the TBA mortgage, together with any transaction costs. In short transactions, there is no limit on how much the price of a security can increase, thus the Fund’s exposure is theoretically unlimited. The Fund normally closes a short sale of TBA mortgages that it does not own by purchasing mortgage securities on the open market and delivering them to the broker. The Fund may not always be able to complete or “close out” the short position by purchasing mortgage securities at a particular time or at an acceptable price. The Fund incurs a loss if the Fund is required to buy the deliverable mortgage securities at a time when they have appreciated in value from the date of the short sale. The Fund will incur increased transaction costs associated with selling TBA mortgages short. In addition, taking short positions results in a form of leverage. As a result, changes in the value of a Fund’s investments will have a larger effect on its share price than if it did not engage in these transactions.
U.S. Government Obligations Risk. Obligations of U.S. Government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. Government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
When-Issued, Delayed Delivery and Forward Commitment Risks. When-issued and delayed delivery transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the counterparty to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. These transactions have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date. These investments therefore increase the Fund’s overall investment exposure and, as a result, its volatility. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has set aside to cover these positions.
Zero Coupon or Pay-In-Kind Securities Risk. Zero coupon and pay-in-kind securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer’s financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative. Investors may purchase zero coupon and pay-in-kind securities at a price below the amount payable at maturity. Because such securities do not entitle the holder to any periodic payments of interest prior to maturity, this prevents any reinvestment of interest payments at prevailing interest rates if prevailing interest rates rise. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than coupon loans. Pay-in-kind securities may have a potential variability in valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral. Special tax considerations are associated with investing in certain lower-grade securities, such as zero coupon or pay-in-kind securities.
Invesco Equally-Weighted S&P 500 Fund
Objective(s) and Strategies
The Fund’s investment objective is total return through growth of capital and current income. The Fund’s investment objective may be changed by the Board of Trustees (the Board) without shareholder approval.
The Fund invests in a diversified portfolio of common stocks represented in the S&P 500 Index. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies. The Fund generally invests in each common stock included in the S&P 500 Index in approximately equal proportions. This approach differs from the S&P 500 Index because stocks in the S&P 500 Index are represented in proportion to their market value or market capitalization. The Fund does not utilize an investment strategy that attempts to outperform the Index. Rather, the Fund utilizes an indexing approach, which may eliminate the chance that the Fund will substantially outperform the Index, but it may also reduce some of the risk of active management. For example, the 50 largest companies in the S&P 500 Index represent approximately 50% of the S&P 500 Index’s value; however, these same 50 companies represent roughly 10% of the Fund’s value. The Fund may invest in securities of foreign issuers represented in the S&P 500 Index, which may include securities of issuers located in emerging markets countries (i.e., those that are in the early stages of their industrial cycles) or depositary receipts. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.
The Adviser will adjust the Fund’s investment securities on a quarterly basis to maintain an approximately equal weighting of each S&P 500 Index stock.
Buy and sell decisions for the Fund are a function of changes in the S&P 500 Index rather than independent decisions made by the investment team.
The Fund can invest in derivative instruments including futures contracts.
A futures contract is a standardized agreement between two parties to buy or sell a specified quantity of an underlying asset at a specified price at a specified future time. The value of the futures contract tends to increase and decrease in tandem with the value of the underlying asset. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled by purchasing an offsetting contract, physically delivering the underlying asset on the settlement date or paying a cash settlement amount on the settlement date. The Fund can use futures contracts, including index futures, to seek exposure to certain companies, or groups of companies, within the S&P 500 Index.
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In anticipation of or in response to market, economic, political, or other conditions, the Fund’s portfolio managers may temporarily use a different investment strategy for defensive purposes. If the Fund’s portfolio managers do so, different factors could affect the Fund’s performance and the Fund may not achieve its investment objective.
The Fund’s investments in the types of securities and other investments described in this prospectus vary from time to time, and, at any time, the Fund may not be invested in all of the types of securities and other investments described in this prospectus. The Fund may also invest in securities and other investments not described in this prospectus.
For more information, see “Description of the Funds and Their Investments and Risks” in the Fund’s SAI.
“Standard & Poor’s®,” “S&P®,” “Standard & Poor’s Equal Weight Index,” “S&P EWI,” “S&P 500®,” “Standard & Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Fund.
Risks
The principal risks of investing in the Fund are:
Depositary Receipts Risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
Derivatives Risk. A derivative is an instrument whose value depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, which are described below.
■	Counterparty Risk. Certain derivatives do not trade on an established exchange (referred to as over-the-counter (OTC) derivatives) and are simply financial contracts between the Fund and a counterparty. When the Fund is owed money on an OTC derivative, the Fund is dependent on the counterparty to pay or, in some cases, deliver the underlying asset, unless the Fund can otherwise sell its derivative contract to a third party prior to its expiration. Many counterparties are financial institutions such as banks and broker-dealers and their creditworthiness (and ability to pay or perform) may be negatively impacted by factors affecting financial institutions generally. In addition, in the event that a counterparty becomes bankrupt or insolvent, the Fund’s ability to recover the collateral that the Fund has on deposit with the counterparty could be delayed or impaired. For derivatives traded on a centralized exchange, the Fund generally is dependent upon the solvency of the relevant exchange clearing house (which acts as a guarantor for each contractual obligation under such derivatives) for payment on derivative instruments for which the Fund is owed money.
■	Leverage Risk. Many derivatives do not require a payment up front equal to the economic exposure created by owning the derivative, which creates a form of leverage. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative. Leverage may therefore make the Fund’s returns more volatile and increase the risk of loss. The Fund segregates or earmarks liquid assets with a value at least equal to the amount that the Fund owes the derivative counterparty each day, if any, or otherwise holds instruments that offset the Fund’s daily obligation under the derivatives instrument. This process is sometimes referred to as “cover.” The amount of liquid assets needed as cover will fluctuate over time as the value of the derivative instrument rises and falls. If the value of the Fund’s derivative positions or the value of the assets used as cover unexpectedly decreases, the Fund may be forced to segregate additional liquid assets as cover or sell assets at a disadvantageous time or price to meet its derivative obligations or to meet redemption requests, which could affect management of the Fund and the Fund’s returns. In certain market conditions, losses on derivative instruments can grow larger while the value of the Fund’s other assets fall, resulting in the Fund’s derivative positions becoming a larger percentage of the Fund’s investments.
■	Liquidity Risk. There is a smaller pool of buyers and sellers for certain derivatives, particularly OTC derivatives, than more traditional investments such as stocks. These buyers and sellers are often financial institutions that may be unable or unwilling to buy or sell derivatives during times of financial or market stress. Derivative instruments may therefore be less liquid than more traditional investments and the Fund may be unable to sell or exit its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. To the extent that the Fund is unable to exit a derivative position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the liquidity of the Fund and its ability to meet redemption requests may be impaired to the extent that a substantial portion of the Fund’s otherwise liquid assets must be used as margin or cover. Another consequence of illiquidity is that the Fund may be required to hold a derivative instrument to maturity and take or make delivery of the underlying asset that the Adviser would otherwise have attempted to avoid.
■	Other Risks. Compared to other types of investments, derivatives may be harder to value and may also be less tax efficient, as described under the “Taxes” section of the prospectus. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Fund’s taxable income or gains, and may limit or prevent the Fund from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Fund to change its investment strategy. To the extent that the Fund uses derivatives for hedging or to gain or limit exposure to a particular market or market segment, there may be imperfect correlation between the value of the derivative instrument and the value of the instrument being hedged or the relevant market or market segment, in which case the Fund may not realize the intended benefits. There is also the risk that during adverse market conditions, an instrument which would usually operate as a hedge provides no hedging benefits at all. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company.
Emerging Markets Securities Risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent, and subject to sudden change. Other risks of investing in emerging markets securities may include additional transaction costs, delays in settlement procedures, and lack of timely information.
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Foreign Securities Risk. The value of the Fund's foreign investments may be adversely affected by political and social instability in the home countries of the issuers of the investments, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls, and may therefore be more susceptible to fraud or corruption. Also, there may be less publicly available information about companies in certain foreign countries than about U.S. companies making it more difficult for the Adviser to evaluate those companies. The laws of certain countries may put limits on the Fund’s ability to recover its assets held at a foreign bank if the foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
Indexing Risk. The Fund is operated as a passively managed index fund and, therefore, the adverse performance of a particular security necessarily will not result in the elimination of the security from the Fund’s portfolio. Ordinarily, the Adviser will not sell the Fund’s portfolio securities except to reflect additions or deletions of the securities that comprise the Index, or as may be necessary to raise cash to pay Fund shareholders who sell Fund shares. As such, the Fund will be negatively affected by declines in the securities represented by the Index.
There is no guarantee, however, that the Adviser will be able to correlate the Fund’s performance with that of the Index because the Adviser’s ability to correlate the Fund’s performance, before expenses, may be affected by many factors, including, but not limited to, the manner in which the Index is calculated; the differences between the securities held in the Fund’s portfolio and those included in the Index; transaction costs; pricing differences; fees and expenses incurred by the Fund, but are not incurred by the Index; and the Fund’s holding of cash. This risk may be heightened during times of market volatility or other unusual market conditions. The Adviser regularly monitors the correlation and, in the event the desired correlation is not achieved, the Adviser will determine what additional investment changes may need to be made.
Market Risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. The value of the Fund’s investments may go up or down due to general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, or adverse investor sentiment generally. The value of the Fund’s investments may also go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within an industry. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
Invesco Equity and Income Fund
Objective(s) and Strategies
The Fund’s investment objective is current income and, secondarily, capital appreciation. The Fund’s investment objective may be changed by the Board of Trustees (the Board) without shareholder approval.
The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity and income securities, and in derivatives and other instruments that have economic characteristics similar to such securities.
The Fund may invest in securities of issuers of all capitalization sizes; however, a substantial number of the issuers in which the Fund invests are large-capitalization issuers.
The Fund considers an issuer to be a large-capitalization issuer if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell 1000® Index during the most recent 11-month period (based on month-end data) plus the most recent date during the current month. As of August 31, 2016, the capitalization of companies in the Russell 1000® Index ranged from $630 million to $572.2 billion.
The Fund invests, under normal circumstances, at least 65% of its net assets in income-producing equity investments. Income-producing equity investments are dividend paying common or preferred stocks, interest paying convertible debentures or bonds, or zero coupon convertible securities (on which the Fund accrues income for tax and accounting purposes, but receives no cash).
The Fund may invest in income-producing equity instruments (subject to the 65% policy above), debt securities and warrants or rights to acquire such securities, in such proportions as economic conditions indicate would best accomplish the Fund’s objectives. It is the current operating policy of the Fund to invest in debt securities rated investment grade. Investment grade securities are: (i) securities rated BBB- or higher by Standard & Poor’s Ratings Services (S&P) or Baa3 or higher by Moody’s Investors Service, Inc. (Moody’s) or an equivalent rating by another nationally recognized statistical rating organization (NRSRO), (ii) securities with comparable short-term NRSRO ratings, or (iii) unrated securities determined by the Adviser to be of comparable quality, each at the time of purchase. This operating policy does not apply to convertible securities which are selected primarily on the basis of their equity characteristics.
The Fund may invest up to 15% of its net assets in REITs. REITs pool investors’ funds for investment primarily in commercial real estate properties or real-estate related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs.
The Fund may invest up to 25% of its net assets in securities of foreign issuers or depositary receipts. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.
The Fund can invest in derivative instruments including forward foreign currency contracts, futures contracts and options.
A forward foreign currency contract is an agreement between parties to exchange a specified amount of currency at a specified future time at a specified rate. The Fund can use forward foreign currency contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.
A futures contract is a standardized agreement between two parties to buy or sell a specified quantity of an underlying asset at a specified price at a specified future time. The value of the futures contract tends to increase and decrease in tandem with the value of the underlying asset. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled by purchasing an
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offsetting contract, physically delivering the underlying asset on the settlement date or paying of a cash settlement amount on the settlement date. The Fund can use futures contracts to seek exposure to certain asset classes and to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.
An option is a derivative financial instrument that represents a contract between two parties for a future transaction on an asset at a reference price. The buyer of the option gains the right, but not the obligation, to engage in that transaction, while the seller incurs the corresponding obligation to fulfill the transaction. The price of an option derives from the difference between the reference price and the value of the underlying asset (commonly a stock, a bond, a currency or a futures contract) plus a premium based on the time remaining until the expiration of the option. Other types of options exist, and options can in principle be created for any type of valuable asset. The Fund can use options to seek alpha (return on investments in excess of the Russell 1000® Index) or to mitigate risk and to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.
In selecting securities, the Adviser focuses on a security’s potential for income with safety of principal and long-term growth of capital. The Adviser emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This catalyst could come from within the company in the form of new management, operational enhancements, restructuring or reorganization. It could also be an external factor, such as an improvement in industry conditions or a regulatory change.
The Fund may dispose of a security when the security reaches the Adviser’s estimate of fair value or when the Adviser identifies a more attractive investment opportunity.
In anticipation of or in response to market, economic, political, or other conditions, the Fund’s portfolio managers may temporarily use a different investment strategy for defensive purposes. If the Fund’s portfolio managers do so, different factors could affect the Fund’s performance and the Fund may not achieve its investment objective.
The Fund’s investments in the types of securities and other investments described in this prospectus vary from time to time, and, at any time, the Fund may not be invested in all of the types of securities and other investments described in this prospectus. The Fund may also invest in securities and other investments not described in this prospectus.
For more information, see “Description of the Funds and Their Investments and Risks” in the Fund’s SAI.
Risks
The principal risks of investing in the Fund are:
Changing Fixed Income Market Conditions Risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may persist in the future, potentially leading to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. In addition, because of changing central bank policies, the Fund may experience higher than normal shareholder redemptions which could potentially increase portfolio turnover and the Fund’s transaction costs and potentially lower the Fund’s performance returns.
Convertible Securities Risk. The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since a convertible security derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events. These convertible securities are subject to an increased risk of loss and are generally subordinate in rank to other debt obligations of the issuer. Convertible securities may be rated below investment grade.
Debt Securities Risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. If an issuer seeks to restructure the terms of its borrowings or the Fund is required to seek recovery upon a default in the payment of interest or the repayment of principal, the Fund may incur additional expenses. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
Depositary Receipts Risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
Derivatives Risk. A derivative is an instrument whose value depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, which are described below.
■	Counterparty Risk. Certain derivatives do not trade on an established exchange (referred to as over-the-counter (OTC) derivatives) and are simply financial contracts between the Fund and a counterparty. When the Fund is owed money on an OTC derivative, the Fund is dependent on the counterparty to pay or, in some cases, deliver the underlying asset, unless the Fund can otherwise sell its derivative contract to a third party prior to its expiration. Many counterparties are financial institutions such as banks and broker-dealers and their creditworthiness (and ability to pay or perform) may be negatively impacted by factors affecting financial institutions generally. In addition, in the event that a counterparty becomes bankrupt or insolvent, the Fund’s ability to recover the collateral that the Fund has on deposit with the counterparty could be delayed or impaired. For derivatives traded on a centralized exchange, the Fund generally is dependent upon the solvency of the relevant exchange clearing house (which acts as a guarantor for each contractual obligation under such derivatives) for payment on derivative instruments for which the Fund is owed money.
■	Leverage Risk. Many derivatives do not require a payment up front equal to the economic exposure created by owning the derivative, which creates a form of leverage. As a result, an adverse change in
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the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative. Leverage may therefore make the Fund’s returns more volatile and increase the risk of loss. The Fund segregates or earmarks liquid assets with a value at least equal to the amount that the Fund owes the derivative counterparty each day, if any, or otherwise holds instruments that offset the Fund’s daily obligation under the derivatives instrument. This process is sometimes referred to as “cover.” The amount of liquid assets needed as cover will fluctuate over time as the value of the derivative instrument rises and falls. If the value of the Fund’s derivative positions or the value of the assets used as cover unexpectedly decreases, the Fund may be forced to segregate additional liquid assets as cover or sell assets at a disadvantageous time or price to meet its derivative obligations or to meet redemption requests, which could affect management of the Fund and the Fund’s returns. In certain market conditions, losses on derivative instruments can grow larger while the value of the Fund’s other assets fall, resulting in the Fund’s derivative positions becoming a larger percentage of the Fund’s investments.
■	Liquidity Risk. There is a smaller pool of buyers and sellers for certain derivatives, particularly OTC derivatives, than more traditional investments such as stocks. These buyers and sellers are often financial institutions that may be unable or unwilling to buy or sell derivatives during times of financial or market stress. Derivative instruments may therefore be less liquid than more traditional investments and the Fund may be unable to sell or exit its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. To the extent that the Fund is unable to exit a derivative position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the liquidity of the Fund and its ability to meet redemption requests may be impaired to the extent that a substantial portion of the Fund’s otherwise liquid assets must be used as margin or cover. Another consequence of illiquidity is that the Fund may be required to hold a derivative instrument to maturity and take or make delivery of the underlying asset that the Adviser would otherwise have attempted to avoid.
■	Other Risks. Compared to other types of investments, derivatives may be harder to value and may also be less tax efficient, as described under the “Taxes” section of the prospectus. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Fund’s taxable income or gains, and may limit or prevent the Fund from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Fund to change its investment strategy. To the extent that the Fund uses derivatives for hedging or to gain or limit exposure to a particular market or market segment, there may be imperfect correlation between the value of the derivative instrument and the value of the instrument being hedged or the relevant market or market segment, in which case the Fund may not realize the intended benefits. There is also the risk that during adverse market conditions, an instrument which would usually operate as a hedge provides no hedging benefits at all. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company.
Foreign Securities Risk. The value of the Fund's foreign investments may be adversely affected by political and social instability in the home countries of the issuers of the investments, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls, and may therefore be more susceptible to fraud or corruption. Also, there may be less publicly available information about companies in certain foreign countries than about U.S. companies making it more difficult for the Adviser to evaluate those companies. The laws of certain countries may put limits on the Fund’s ability to recover its assets held at a foreign bank if the foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
Management Risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. There can be no guarantee that the Adviser’s investment techniques or investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investments or investment strategies available to the investment manager in connection with managing the Fund, which may also adversely affect the ability of the Fund to achieve its investment objective.
Market Risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. The value of the Fund’s investments may go up or down due to general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, or adverse investor sentiment generally. The value of the Fund’s investments may also go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within an industry. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
Preferred Securities Risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments in an issuer’s capital structure, subjecting them to a greater risk of non-payment than these more senior securities. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred securities may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
REIT Risk/Real Estate Risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Real estate companies, including REITs or similar structures, tend to be small- and mid-cap companies and their shares may be more volatile and less liquid than larger companies. The value of investments in real estate related companies may be affected by
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the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors.
Small- and Mid-Capitalization Companies Risks. Investing in securities of small and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market.
Value Investing Style Risk. The Fund’s value investing style focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market.
Warrants Risk. Warrants may be significantly less valuable on their relevant expiration date resulting in a loss of money or they may expire worthless resulting in a total loss of the investment. Warrants may also be postponed or terminated early resulting in a partial or total loss of the investment. Warrants may also be illiquid.
Zero Coupon or Pay-In-Kind Securities Risk. Zero coupon and pay-in-kind securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer’s financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative. Investors may purchase zero coupon and pay-in-kind securities at a price below the amount payable at maturity. Because such securities do not entitle the holder to any periodic payments of interest prior to maturity, this prevents any reinvestment of interest payments at prevailing interest rates if prevailing interest rates rise. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than coupon loans. Pay-in-kind securities may have a potential variability in valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral. Special tax considerations are associated with investing in certain lower-grade securities, such as zero coupon or pay-in-kind securities.
Invesco Floating Rate Fund
Objective(s) and Strategies
The Fund’s investment objective is total return, comprised of current income and capital appreciation. The Fund’s investment objective may be changed by the Board of Trustees (the Board) without shareholder approval.
The Fund invests under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in senior secured floating rate loans made by banks and other lending institutions and in senior secured floating rate debt instruments, and in derivatives and other instruments that have economic characteristics similar to such securities. The Fund may use leverage in an effort to maximize its return through borrowing, generally from banks, in an amount of up to 33 1⁄3% of the Fund’s total assets after such borrowing.
Floating rate loans (also known as bank loans) are made to or issued by companies (borrowers), which may include U.S. and non-U.S. companies, and bear interest at a floating rate that resets periodically. The interest rates on floating rate loans are generally based on a percentage above LIBOR (the London Interbank Offered Rate), a designated U.S. bank’s prime or base rate, or the overnight federal funds rate. Prime based and federal funds rate loans reset periodically when the underlying rate resets. LIBOR loans reset on set dates, typically every 30 to 90 days, but not to exceed one year. Secured floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts and refinancings. Floating rate loans are typically structured and administered by a financial institution that acts as agent for the lenders in the lending group.
Floating rate loans will generally be purchased from banks or other financial institutions through assignments or participations. A direct interest in a floating rate loan may be acquired directly from the agent or another lender by assignment or an indirect interest may be acquired as a participation in another lender’s portion of a floating rate loan.
The Fund may invest up to 100% of its net assets in floating rate loans and floating rate debt securities that are determined to be below investment grade. Such floating rate debt securities are commonly referred to as junk bonds. Investment grade securities are: (i) securities rated BBB- or higher by Standard & Poor’s Ratings Services (S&P) or Baa3 or higher by Moody’s Investors Service, Inc. (Moody’s) or an equivalent rating by another nationally recognized statistical rating organization (NRSRO), (ii) securities with comparable short-term NRSRO ratings, or (iii) unrated securities determined by the Adviser to be of comparable quality, each at the time of purchase.
The Fund may invest up to 100% of its net assets in floating rate loans and floating rate debt securities of non-U.S. borrowers or issuers. The Fund will only invest in loans or securities that are U.S. dollar denominated or otherwise provide for payment in U.S. dollars.
The Fund may invest in defaulted or distressed loans and loans to bankrupt companies.
The Fund may also invest in CLOs, which are debt instruments backed solely by a pool of other debt securities.
The Fund can invest up to 20% of its net assets in certain other types of debt obligations or securities, both to increase yield and to manage cash flow. Other types of obligations and securities may include unsecured loans, fixed rate high yield bonds, investment grade corporate bonds, and short-term government and commercial debt obligations. The Fund may hold equity securities received as part of a reorganization or restructuring. Up to 5% of the Fund’s net assets may be invested in subordinated loans. Some of the floating rate loans and debt securities in which the Fund may invest will be considered to be illiquid. The Fund may invest no more than 15% of its net assets in illiquid securities.
The Fund can invest in derivative instruments including swap contracts.
A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, commodities, currencies or other assets. The notional amount of a swap is based on the nominal or face amount of a reference asset that is used to calculate payments made on that swap; the notional amount typically is not exchanged between counterparties. The parties to the swap use variations in the value of the underlying asset to calculate payments between them through the life of the swap. The Fund can use swap contracts, including interest rate swaps, to hedge or adjust its exposure to interest rates. The Fund can also use swap contracts, including credit default swaps, to gain or reduce exposure to an asset class or a particular issuer.
The Fund can invest in credit-linked notes. Credit linked notes are securities structured and issued by an issuer, which may be a bank, banker or special purpose vehicle. The credit linked note’s price or coupon is linked to the performance of the reference asset of the second party. Generally, the credit linked note holder receives either a fixed or floating coupon rate during the life of the credit linked note and par at maturity. The cash flows are dependent on specified credit-related events. Should the second party default or declare bankruptcy, the credit linked note holder will receive an amount equivalent to the recovery rate and may not receive any compensation. In return for these risks, the credit linked note holder receives a higher yield. The Fund can use credit linked notes to gain or reduce exposure to an asset class or a particular issuer.
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The Fund invests in loans and debt securities as determined by the portfolio managers. The portfolio managers perform their own independent credit analysis on each borrower and on the collateral securing each loan. The portfolio managers consider the nature of the industry in which the borrower operates, the nature of the borrower’s assets and the general quality and creditworthiness of the borrower.
The portfolio managers construct the investment portfolio using a process that focuses on obtaining access to the widest possible range of potential investments available in the market and ongoing credit analysis of issuers. In constructing the portfolio, the portfolio managers analyze each company to determine the company’s earnings potential and other factors indicating the sustainability of earnings growth.
Decisions to purchase or sell loans and securities are determined by the relative value considerations of the investment professionals that factor in economic and credit-related fundamentals, market supply and demand, market dislocations and situation-specific opportunities. The purchase or sale of loans and securities may be related to a decision to alter the Fund’s macro risk exposure, a need to limit or reduce the Fund’s exposure to a particular security or issuer, degradation of an issuer’s credit quality, or general liquidity needs of the Fund.
In anticipation of or in response to market, economic, political, or other conditions, the Fund’s portfolio managers may temporarily use a different investment strategy for defensive purposes. If the Fund’s portfolio managers do so, different factors could affect the Fund’s performance and the Fund may not achieve its investment objective.
The Fund’s investments in the types of securities and other investments described in this prospectus vary from time to time, and, at any time, the Fund may not be invested in all of the types of securities and other investments described in this prospectus. The Fund may also invest in securities and other investments not described in this prospectus.
For more information, see “Description of the Funds and Their Investments and Risks” in the Fund’s SAI.
Risks
The principal risks of investing in the Fund are:
Bank Loan Risk. There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, liquidity risk and prepayment risk. Lack of an active trading market, restrictions on resale, irregular trading activity, wide bid/ask spreads and extended trade settlement periods may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. The risk of holding bank loans is also directly tied to the risk of insolvency or bankruptcy of the issuing banks. If the borrower defaults on its obligation to pay, there is the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns. The value of bank loans can be affected by and sensitive to changes in government regulation and to economic downturns in the United States and abroad. Bank loans generally are floating rate loans, which are subject to interest rate risk as the interest paid on the floating rate loans adjusts periodically based on changes in widely accepted reference rates.
Borrowing Risk. Borrowing money to buy securities exposes the Fund to leverage because the Fund seeks to achieve a return on a capital base larger than the assets that shareholders have contributed to the Fund. Borrowing will cause the Fund’s share price to be more volatile because leverage will exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The Fund may also be required to liquidate positions when it may not be advantageous to do so in order to repay borrowed money when due. In addition, the Fund will incur interest expenses and other fees on borrowed money. There can be no assurance that the Fund’s borrowing strategy will enhance and not reduce the Fund’s returns.
Changing Fixed Income Market Conditions Risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may persist in the future, potentially leading to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. In addition, because of changing central bank policies, the Fund may experience higher than normal shareholder redemptions which could potentially increase portfolio turnover and the Fund’s transaction costs and potentially lower the Fund’s performance returns.
Collateralized Loan Obligations Risk. CLOs are subject to the risks of substantial losses due to actual defaults by underlying borrowers, which will be greater during periods of economic or financial stress. CLOs may also lose value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of CLOs will be greater if the Fund invests in CLOs that hold loans of uncreditworthy borrowers or if the Fund holds subordinate tranches of the CLO that absorbs losses from the defaults before senior tranches. In addition, CLOs are subject to interest rate risk and credit risk.
Credit Linked Notes Risk. Risks of credit linked notes include those risks associated with the underlying reference obligation including but not limited to market risk, interest rate risk, credit risk, default risk and, in some cases, foreign currency risk. In the case of a credit linked note that is “funded,” the par amount of the security will represent the maximum loss that could be incurred on the investment and no leverage is introduced. An investor in a credit linked note bears counterparty risk or the risk that the issuer of the credit linked note will default or become bankrupt and not make timely payment of principal and interest of the structured security. Credit linked notes may be less liquid than other investments and therefore harder to dispose of at the desired time and price. In addition, credit linked notes may be leveraged and, as a result, small changes in the value of the underlying reference obligation may produce disproportionate losses to the Fund.
Debt Securities Risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. If an issuer seeks to restructure the terms of its borrowings or the Fund is required to seek recovery upon a default in the payment of interest or the repayment of principal, the Fund may incur additional expenses. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
Defaulted Securities Risk. Defaulted securities pose a greater risk that principal will not be repaid than non-defaulted securities. The Fund will generally not receive interest payments on defaulted securities and may incur costs to protect its investment. Defaulted securities and any securities
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received in an exchange for such securities may be subject to restrictions on resale. Investments in defaulted securities and obligations of distressed issuers are considered speculative and the prices of these securities may be more volatile than non-defaulted securities.
Derivatives Risk. A derivative is an instrument whose value depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, which are described below.
■	Counterparty Risk. Certain derivatives do not trade on an established exchange (referred to as over-the-counter (OTC) derivatives) and are simply financial contracts between the Fund and a counterparty. When the Fund is owed money on an OTC derivative, the Fund is dependent on the counterparty to pay or, in some cases, deliver the underlying asset, unless the Fund can otherwise sell its derivative contract to a third party prior to its expiration. Many counterparties are financial institutions such as banks and broker-dealers and their creditworthiness (and ability to pay or perform) may be negatively impacted by factors affecting financial institutions generally. In addition, in the event that a counterparty becomes bankrupt or insolvent, the Fund’s ability to recover the collateral that the Fund has on deposit with the counterparty could be delayed or impaired. For derivatives traded on a centralized exchange, the Fund generally is dependent upon the solvency of the relevant exchange clearing house (which acts as a guarantor for each contractual obligation under such derivatives) for payment on derivative instruments for which the Fund is owed money.
■	Leverage Risk. Many derivatives do not require a payment up front equal to the economic exposure created by owning the derivative, which creates a form of leverage. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative. Leverage may therefore make the Fund’s returns more volatile and increase the risk of loss. The Fund segregates or earmarks liquid assets with a value at least equal to the amount that the Fund owes the derivative counterparty each day, if any, or otherwise holds instruments that offset the Fund’s daily obligation under the derivatives instrument. This process is sometimes referred to as “cover.” The amount of liquid assets needed as cover will fluctuate over time as the value of the derivative instrument rises and falls. If the value of the Fund’s derivative positions or the value of the assets used as cover unexpectedly decreases, the Fund may be forced to segregate additional liquid assets as cover or sell assets at a disadvantageous time or price to meet its derivative obligations or to meet redemption requests, which could affect management of the Fund and the Fund’s returns. In certain market conditions, losses on derivative instruments can grow larger while the value of the Fund’s other assets fall, resulting in the Fund’s derivative positions becoming a larger percentage of the Fund’s investments.
■	Liquidity Risk. There is a smaller pool of buyers and sellers for certain derivatives, particularly OTC derivatives, than more traditional investments such as stocks. These buyers and sellers are often financial institutions that may be unable or unwilling to buy or sell derivatives during times of financial or market stress. Derivative instruments may therefore be less liquid than more traditional investments and the Fund may be unable to sell or exit its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. To the extent that the Fund is unable to exit a derivative position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the liquidity of the Fund and its ability to meet redemption requests may be impaired to the extent that a substantial portion of the Fund’s otherwise liquid assets must be used as margin or cover. Another consequence of illiquidity is that the Fund may be required to hold a derivative instrument to maturity and take or make delivery of the underlying asset that the Adviser would otherwise have attempted to avoid.
■	Other Risks. Compared to other types of investments, derivatives may be harder to value and may also be less tax efficient, as described under the “Taxes” section of the prospectus. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Fund’s taxable income or gains, and may limit or prevent the Fund from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Fund to change its investment strategy. To the extent that the Fund uses derivatives for hedging or to gain or limit exposure to a particular market or market segment, there may be imperfect correlation between the value of the derivative instrument and the value of the instrument being hedged or the relevant market or market segment, in which case the Fund may not realize the intended benefits. There is also the risk that during adverse market conditions, an instrument which would usually operate as a hedge provides no hedging benefits at all. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company.
Financial Services Sector Risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector. Financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations. Unstable interest rates can have a disproportionate effect on companies in the financial services sector which could adversely affect the profitability of such companies. Financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, which makes them especially vulnerable to unstable economic conditions.
Foreign Securities Risk. The value of the Fund's foreign investments may be adversely affected by political and social instability in the home countries of the issuers of the investments, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls, and may therefore be more susceptible to fraud or corruption. Also, there may be less publicly available information about companies in certain foreign countries than about U.S. companies making it more difficult for the Adviser to evaluate those companies. The laws of certain countries may put limits on the Fund’s ability to recover its assets held at a foreign bank if the foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
High Yield Debt Securities (Junk Bond) Risk. The Fund’s investments in high yield debt securities (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s
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ability to pay interest and principal when due and are more susceptible to default or decline in market value due to adverse economic, regulatory, political or company developments than higher rated or investment grade securities. Prices of high yield debt securities tend to be very volatile. These securities are less liquid than investment grade debt securities and may be difficult to sell at a desirable time or price, particularly in times of negative sentiment toward high yield securities.
Liquidity Risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. An investment may be illiquid due to a lack of trading volume in the investment or if the investment is privately placed and not traded in any public market or is otherwise restricted from trading. Certain restricted securities require special registration and pose valuation difficulties. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.
Management Risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. There can be no guarantee that the Adviser’s investment techniques or investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investments or investment strategies available to the investment manager in connection with managing the Fund, which may also adversely affect the ability of the Fund to achieve its investment objective.
Market Risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. The value of the Fund’s investments may go up or down due to general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, or adverse investor sentiment generally. The value of the Fund’s investments may also go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within an industry. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
Risk of Subordinated Debt. Perpetual subordinated debt is a type of hybrid instrument that has no maturity date for the return of principal and does not need to be redeemed by the issuer. These investments typically have lower credit ratings and lower priority than other obligations of an issuer during bankruptcy, presenting a greater risk for nonpayment. This risk increases as the priority of the obligation becomes lower. Payments on these securities may be subordinated to all existing and future liabilities and obligations of subsidiaries and associated companies of an issuer. Claims of creditors of such subsidiaries and associated companies will have priority over the issuer and the Fund to the assets of those subsidiaries and associated companies. Additionally, some perpetual subordinated debt does not restrict the ability of an issuer’s subsidiaries to incur further unsecured indebtedness.
Invesco Global Real Estate Income Fund
Objective(s) and Strategies
The Fund’s investment objective is current income and, secondarily, capital appreciation. The Fund’s investment objective may be changed by the Board of Trustees (the Board) without shareholder approval.
The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in the securities of real estate and real estate-related issuers, and in derivatives and other instruments that have economic characteristics similar to such securities. The Fund invests primarily in REITs, depositary receipts, equity securities (including common and preferred stock and convertible securities) of domestic and foreign issuers, and debt securities of domestic and foreign issuers (including corporate debt obligations and commercial mortgage-backed securities).
A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.
REITs are trusts that sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein.
The Fund considers an issuer to be a real estate or real estate-related issuer if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. These issuers include (i) REITs or other real estate operating issuers that (a) own property, (b) make or invest in short-term construction and development mortgage loans, or (c) invest in long-term mortgages or mortgage pools, and (ii) issuers whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions that issue or service mortgages.
The Fund may invest up to 30% of its net assets in below-investment grade securities (commonly known as “junk bonds”) of real estate and real-estate related issuers. Investment grade securities are: (i) securities rated BBB- or higher by Standard & Poor’s Ratings Services (S&P) or Baa3 or higher by Moody’s Investors Service, Inc. (Moody’s) or an equivalent rating by another nationally recognized statistical rating organization (NRSRO), (ii) securities with comparable short-term NRSRO ratings, or (iii) unrated securities determined by the Adviser to be of comparable quality, each at the time of purchase.
Under normal circumstances, the Fund will provide exposure to investments that are economically tied to at least three different countries, including the U.S. The Fund may invest up to 20% of its net assets in securities of issuers located in emerging markets countries, i.e., those that are in the early stages of their industrial cycles. The Schedule of Investments included in the Fund’s annual and semi-annual reports identifies the countries in which the Fund had invested, as of the date of the reports.
The Fund may invest in securities of issuers of all capitalization sizes. Real estate companies tend to have smaller assets bases compared with other market sectors, therefore, the Fund may hold a significant amount of securities of small- and mid-capitalization issuers.
The Fund considers an issuer to be a small-capitalization issuer if it has a market capitalization, at the time of purchase, no larger than the largest capitalized issuer included in the Russell 2000® Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. As of August 31, 2016, the capitalization of companies in the Russell 2000® Index ranged from $25 million to $5.9 billion.
The Fund considers an issuer to be a mid-capitalization issuer if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap® Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. As of August 31, 2016, the capitalization of companies in the Russell Midcap® Index ranged from $630 million to $32.8 billion.
The Fund can invest in derivative instruments including forward foreign currency contracts.
A forward foreign currency contract is an agreement between parties to exchange a specified amount of currency at a specified future time at a specified rate. The Fund can use forward foreign currency contracts to
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hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. Historically, the Fund has not hedged the currency exposure created by its investments in foreign securities, but has the ability to do so if deemed appropriate by the Fund’s portfolio managers.
The portfolio managers evaluate securities based primarily on the relative attractiveness of income with a secondary consideration for the potential for capital appreciation. The qualified investment universe includes global public real estate equity and debt securities. When constructing the portfolio, the portfolio managers first set a strategic equity versus debt asset allocation and then apply a fundamentals-driven investment process. The equity versus debt allocation is determined by assessing the implied market pricing and projected risk adjusted returns of equity and debt investment alternatives. This assessment is conducted while seeking to achieve a level of diversification within asset categories and is influenced by a variety of factors including the macroeconomic environment, capital market sentiment, absolute return expectations, liquidity and distribution of return outcomes. Following the strategic asset allocation decision, the fundamental real estate and securities analysis includes an evaluation of factors such as property market cycle analysis, property evaluation, management and structure review, as well as relative value analysis using earnings data and other fundamental variables to identify securities with characteristics including (i) attractive relative yields; (ii) favorable property market outlook; and (iii) attractive valuations relative to peer investment alternatives.
The portfolio managers seek to limit risk through various controls, such as diversifying the portfolio asset categories, property types and geographic areas, as well as by considering the relative liquidity of each security and limiting the size of any one holding.
The portfolio managers will consider selling a security if they conclude: (1) its relative yield and/or valuation have fallen below desired levels, (2) its risk/return profile has changed significantly, (3) its fundamentals have changed significantly, or (4) a more attractive investment opportunity is identified.
In anticipation of or in response to market, economic, political, or other conditions, the Fund’s portfolio managers may temporarily use a different investment strategy for defensive purposes. If the Fund’s portfolio managers do so, different factors could affect the Fund’s performance and the Fund may not achieve its investment objective.
The Fund’s investments in the types of securities and other investments described in this prospectus vary from time to time, and, at any time, the Fund may not be invested in all of the types of securities and other investments described in this prospectus. The Fund may also invest in securities and other investments not described in this prospectus.
For more information, see “Description of the Funds and Their Investments and Risks” in the Fund’s SAI.
Risks
The principal risks of investing in the Fund are:
Changing Fixed Income Market Conditions Risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may persist in the future, potentially leading to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. In addition, because of changing central bank policies, the Fund may experience higher than normal shareholder redemptions which could potentially increase portfolio turnover and the Fund’s transaction costs and potentially lower the Fund’s performance returns.
Convertible Securities Risk. The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since a convertible security derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events. These convertible securities are subject to an increased risk of loss and are generally subordinate in rank to other debt obligations of the issuer. Convertible securities may be rated below investment grade.
Debt Securities Risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. If an issuer seeks to restructure the terms of its borrowings or the Fund is required to seek recovery upon a default in the payment of interest or the repayment of principal, the Fund may incur additional expenses. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
Depositary Receipts Risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
Derivatives Risk. A derivative is an instrument whose value depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, which are described below.
■	Counterparty Risk. Certain derivatives do not trade on an established exchange (referred to as over-the-counter (OTC) derivatives) and are simply financial contracts between the Fund and a counterparty. When the Fund is owed money on an OTC derivative, the Fund is dependent on the counterparty to pay or, in some cases, deliver the underlying asset, unless the Fund can otherwise sell its derivative contract to a third party prior to its expiration. Many counterparties are financial institutions such as banks and broker-dealers and their creditworthiness (and ability to pay or perform) may be negatively impacted by factors affecting financial institutions generally. In addition, in the event that a counterparty becomes bankrupt or insolvent, the Fund’s ability to recover the collateral that the Fund has on deposit with the counterparty could be delayed or impaired. For derivatives traded on a centralized exchange, the Fund generally is dependent upon the solvency of the relevant exchange clearing house
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(which acts as a guarantor for each contractual obligation under such derivatives) for payment on derivative instruments for which the Fund is owed money.
■	Leverage Risk. Many derivatives do not require a payment up front equal to the economic exposure created by owning the derivative, which creates a form of leverage. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative. Leverage may therefore make the Fund’s returns more volatile and increase the risk of loss. The Fund segregates or earmarks liquid assets with a value at least equal to the amount that the Fund owes the derivative counterparty each day, if any, or otherwise holds instruments that offset the Fund’s daily obligation under the derivatives instrument. This process is sometimes referred to as “cover.” The amount of liquid assets needed as cover will fluctuate over time as the value of the derivative instrument rises and falls. If the value of the Fund’s derivative positions or the value of the assets used as cover unexpectedly decreases, the Fund may be forced to segregate additional liquid assets as cover or sell assets at a disadvantageous time or price to meet its derivative obligations or to meet redemption requests, which could affect management of the Fund and the Fund’s returns. In certain market conditions, losses on derivative instruments can grow larger while the value of the Fund’s other assets fall, resulting in the Fund’s derivative positions becoming a larger percentage of the Fund’s investments.
■	Liquidity Risk. There is a smaller pool of buyers and sellers for certain derivatives, particularly OTC derivatives, than more traditional investments such as stocks. These buyers and sellers are often financial institutions that may be unable or unwilling to buy or sell derivatives during times of financial or market stress. Derivative instruments may therefore be less liquid than more traditional investments and the Fund may be unable to sell or exit its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. To the extent that the Fund is unable to exit a derivative position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the liquidity of the Fund and its ability to meet redemption requests may be impaired to the extent that a substantial portion of the Fund’s otherwise liquid assets must be used as margin or cover. Another consequence of illiquidity is that the Fund may be required to hold a derivative instrument to maturity and take or make delivery of the underlying asset that the Adviser would otherwise have attempted to avoid.
■	Other Risks. Compared to other types of investments, derivatives may be harder to value and may also be less tax efficient, as described under the “Taxes” section of the prospectus. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Fund’s taxable income or gains, and may limit or prevent the Fund from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Fund to change its investment strategy. To the extent that the Fund uses derivatives for hedging or to gain or limit exposure to a particular market or market segment, there may be imperfect correlation between the value of the derivative instrument and the value of the instrument being hedged or the relevant market or market segment, in which case the Fund may not realize the intended benefits. There is also the risk that during adverse market conditions, an instrument which would usually operate as a hedge provides no hedging benefits at all. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company.
Emerging Markets Securities Risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent, and subject to sudden change. Other risks of investing in emerging markets securities may include additional transaction costs, delays in settlement procedures, and lack of timely information.
Foreign Securities Risk. The value of the Fund's foreign investments may be adversely affected by political and social instability in the home countries of the issuers of the investments, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls, and may therefore be more susceptible to fraud or corruption. Also, there may be less publicly available information about companies in certain foreign countries than about U.S. companies making it more difficult for the Adviser to evaluate those companies. The laws of certain countries may put limits on the Fund’s ability to recover its assets held at a foreign bank if the foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
Geographic Focus Risk. The Fund may from time to time invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. If the Fund focuses its investments in this manner, adverse economic, political or social conditions in those countries may have a significant negative impact on the Fund’s investment performance. This risk is heightened if the Fund focuses its investments in emerging market countries or developed countries prone to periods of instability.
High Yield Debt Securities (Junk Bond) Risk. The Fund’s investments in high yield debt securities (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due and are more susceptible to default or decline in market value due to adverse economic, regulatory, political or company developments than higher rated or investment grade securities. Prices of high yield debt securities tend to be very volatile. These securities are less liquid than investment grade debt securities and may be difficult to sell at a desirable time or price, particularly in times of negative sentiment toward high yield securities.
Management Risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience
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losses if these judgments prove to be incorrect. There can be no guarantee that the Adviser’s investment techniques or investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investments or investment strategies available to the investment manager in connection with managing the Fund, which may also adversely affect the ability of the Fund to achieve its investment objective.
Market Risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. The value of the Fund’s investments may go up or down due to general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, or adverse investor sentiment generally. The value of the Fund’s investments may also go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within an industry. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. Mortgage- and asset-backed securities are subject to prepayment or call risk, which is the risk that a borrower's payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund's income. Mortgage- and asset-backed securities also are subject to extension risk. An unexpected rise in interest rates could reduce the rate of prepayments and extend the life of the mortgage- and asset-backed securities, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall and would make the mortgage- and asset-backed securities more sensitive to interest rate changes. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool will adversely affect the value of mortgage-backed securities and will result in losses to the Fund. Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have government or government-sponsored entity guarantees. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics.
Preferred Securities Risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments in an issuer’s capital structure, subjecting them to a greater risk of non-payment than these more senior securities. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred securities may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
REIT Risk/Real Estate Risk. The Fund concentrates its investments in the securities of real estate and real estate related companies. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Real estate companies, including REITs or similar structures, tend to be small- and mid-cap companies and their shares may be more volatile and less liquid than larger companies. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors. If a real estate related company defaults on certain types of debt obligations, the Fund may own real estate directly, which involves additional risks such as environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.
Small- and Mid-Capitalization Companies Risks. Investing in securities of small and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market.
Invesco Growth and Income Fund
Objective(s) and Strategies
The Fund’s investment objective is total return through growth of capital and current income. The Fund’s investment objective may be changed by the Board of Trustees (the Board) without shareholder approval.
Under normal market conditions, the Adviser seeks to achieve the Fund’s investment objective by investing primarily in income-producing equity securities, which include common stocks and convertible securities.
The Fund may invest in securities of issuers of all capitalization sizes; however, a substantial number of the issuers in which the Fund invests are large-capitalization issuers.
The Fund considers an issuer to be a large-capitalization issuer if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell 1000® Index during the most recent 11-month period (based on month-end data) plus the most recent date during the current month. As of August 31, 2016, the capitalization of companies in the Russell 1000® Index ranged from $630 million to $572.2 billion.
The Fund may invest up to 15% of its total assets in REITs. REITs pool investors’ funds for investment primarily in commercial real estate properties or real-estate related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs.
The Fund may invest up to 25% of its net assets in securities of foreign issuers, which may include depositary receipts. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.
The Fund can invest in derivative instruments including forward foreign currency contracts, futures contracts and options.
A forward foreign currency contract is an agreement between parties to exchange a specified amount of currency at a specified future time at a specified rate. The Fund can use forward foreign currency contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.
A futures contract is a standardized agreement between two parties to buy or sell a specified quantity of an underlying asset at a specified price at a specified future time. The value of the futures contract tends to increase
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and decrease in tandem with the value of the underlying asset. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled by purchasing an offsetting contract, physically delivering the underlying asset on the settlement date or paying a cash settlement amount on the settlement date. The Fund can use futures contracts to seek exposure to certain asset classes and to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.
An option is a derivative financial instrument that represents a contract between two parties for a future transaction on an asset at a reference price. The buyer of the option gains the right, but not the obligation, to engage in that transaction, while the seller incurs the corresponding obligation to fulfill the transaction. The price of an option derives from the difference between the reference price and the value of the underlying asset (commonly a stock, a bond, a currency or a futures contract) plus a premium based on the time remaining until the expiration of the option. Other types of options exist, and options can in principle be created for any type of valuable asset. The Fund can use options to seek alpha (return on investments in excess of the Russell 1000® Index), to mitigate risk and to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.
The Fund emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. In selecting securities for the Fund, the Adviser looks for catalysts for change that may positively impact a company, such as new management, industry development or regulatory change. The aim is to uncover these catalysts for change, and then benefit from potential stock price appreciation of the change taking place at the company.
The Fund may dispose of a security whenever, in the opinion of the Adviser, the security reaches the Adviser’s estimate of fair value or when the Adviser identifies a more attractive investment opportunity.
In anticipation of or in response to market, economic, political, or other conditions, the Fund’s portfolio managers may temporarily use a different investment strategy for defensive purposes. If the Fund’s portfolio managers do so, different factors could affect the Fund’s performance and the Fund may not achieve its investment objective.
The Fund’s investments in the types of securities and other investments described in this prospectus vary from time to time, and, at any time, the Fund may not be invested in all of the types of securities and other investments described in this prospectus. The Fund may also invest in securities and other investments not described in this prospectus.
For more information, see “Description of the Funds and Their Investments and Risks” in the Fund’s SAI.
Risks
The principal risks of investing in the Fund are:
Convertible Securities Risk. The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since a convertible security derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events. These convertible securities are subject to an increased risk of loss and are generally subordinate in rank to other debt obligations of the issuer. Convertible securities may be rated below investment grade.
Depositary Receipts Risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
Derivatives Risk. A derivative is an instrument whose value depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, which are described below.
■	Counterparty Risk. Certain derivatives do not trade on an established exchange (referred to as over-the-counter (OTC) derivatives) and are simply financial contracts between the Fund and a counterparty. When the Fund is owed money on an OTC derivative, the Fund is dependent on the counterparty to pay or, in some cases, deliver the underlying asset, unless the Fund can otherwise sell its derivative contract to a third party prior to its expiration. Many counterparties are financial institutions such as banks and broker-dealers and their creditworthiness (and ability to pay or perform) may be negatively impacted by factors affecting financial institutions generally. In addition, in the event that a counterparty becomes bankrupt or insolvent, the Fund’s ability to recover the collateral that the Fund has on deposit with the counterparty could be delayed or impaired. For derivatives traded on a centralized exchange, the Fund generally is dependent upon the solvency of the relevant exchange clearing house (which acts as a guarantor for each contractual obligation under such derivatives) for payment on derivative instruments for which the Fund is owed money.
■	Leverage Risk. Many derivatives do not require a payment up front equal to the economic exposure created by owning the derivative, which creates a form of leverage. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative. Leverage may therefore make the Fund’s returns more volatile and increase the risk of loss. The Fund segregates or earmarks liquid assets with a value at least equal to the amount that the Fund owes the derivative counterparty each day, if any, or otherwise holds instruments that offset the Fund’s daily obligation under the derivatives instrument. This process is sometimes referred to as “cover.” The amount of liquid assets needed as cover will fluctuate over time as the value of the derivative instrument rises and falls. If the value of the Fund’s derivative positions or the value of the assets used as cover unexpectedly decreases, the Fund may be forced to segregate additional liquid assets as cover or sell assets at a disadvantageous time or price to meet its derivative obligations or to meet redemption requests, which could affect management of the Fund and the Fund’s returns. In certain market conditions, losses on derivative instruments can grow larger while the value of the Fund’s other assets fall, resulting in the Fund’s derivative positions becoming a larger percentage of the Fund’s investments.
■	Liquidity Risk. There is a smaller pool of buyers and sellers for certain derivatives, particularly OTC derivatives, than more traditional investments such as stocks. These buyers and sellers are often financial institutions that may be unable or unwilling to buy or sell derivatives during times of financial or market stress. Derivative instruments may therefore be less liquid than more traditional investments and the Fund may be unable to sell or exit its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. To the extent that the Fund is unable to exit a derivative position because of market illiquidity, the Fund may not be able to prevent further losses of value
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in its derivatives holdings and the liquidity of the Fund and its ability to meet redemption requests may be impaired to the extent that a substantial portion of the Fund’s otherwise liquid assets must be used as margin or cover. Another consequence of illiquidity is that the Fund may be required to hold a derivative instrument to maturity and take or make delivery of the underlying asset that the Adviser would otherwise have attempted to avoid.
■	Other Risks. Compared to other types of investments, derivatives may be harder to value and may also be less tax efficient, as described under the “Taxes” section of the prospectus. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Fund’s taxable income or gains, and may limit or prevent the Fund from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Fund to change its investment strategy. To the extent that the Fund uses derivatives for hedging or to gain or limit exposure to a particular market or market segment, there may be imperfect correlation between the value of the derivative instrument and the value of the instrument being hedged or the relevant market or market segment, in which case the Fund may not realize the intended benefits. There is also the risk that during adverse market conditions, an instrument which would usually operate as a hedge provides no hedging benefits at all. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company.
Foreign Securities Risk. The value of the Fund's foreign investments may be adversely affected by political and social instability in the home countries of the issuers of the investments, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls, and may therefore be more susceptible to fraud or corruption. Also, there may be less publicly available information about companies in certain foreign countries than about U.S. companies making it more difficult for the Adviser to evaluate those companies. The laws of certain countries may put limits on the Fund’s ability to recover its assets held at a foreign bank if the foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
Management Risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. There can be no guarantee that the Adviser’s investment techniques or investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investments or investment strategies available to the investment manager in connection with managing the Fund, which may also adversely affect the ability of the Fund to achieve its investment objective.
Market Risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. The value of the Fund’s investments may go up or down due to general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, or adverse investor sentiment generally. The value of the Fund’s investments may also go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within an industry. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
REIT Risk/Real Estate Risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Real estate companies, including REITs or similar structures, tend to be small- and mid-cap companies and their shares may be more volatile and less liquid than larger companies. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors.
Sector Focus Risk. The Fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market sector or group of related industries. In this event, the Fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that the Fund will lose significant value if conditions adversely affect that sector or group of industries.
Small- and Mid-Capitalization Companies Risks. Investing in securities of small and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market.
Value Investing Style Risk. The Fund’s value investing style focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market.
Invesco Low Volatility Equity Yield Fund
Objective(s) and Strategies
The Fund’s investment objective is income and long-term growth of capital. The Fund’s investment objective may be changed by the Board of Trustees (the Board) without shareholder approval.
The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, and in derivatives and other instruments that have economic characteristics similar to such securities. The Fund invests primarily in equity securities of U.S. issuers and depositary receipts of foreign issuers. The principal type of equity securities in which the Fund invests is common stocks. A depositary receipt is generally issued by a bank or other financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company. The Fund may also invest in REITs of
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domestic and foreign issuers. REITs are trusts that sell equity and or debt securities to investors and use the proceeds to invest in real estate or interests therein.
The Fund can invest in derivative instruments including futures contracts.
A futures contract is a standardized agreement between two parties to buy or sell a specified quantity of an underlying asset at a specified price at a specified future time. The value of the futures contract tends to increase and decrease in tandem with the value of the underlying asset. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled by purchasing an offsetting contract, physically delivering the underlying asset on the settlement date or paying a cash settlement amount on the settlement date. The Fund can use futures contracts, including index futures, to gain exposure to the broad market in connection with managing cash balances.
The Fund seeks to provide a higher level of income (before fees) than its benchmark, the Russell 1000® Index (the benchmark), while still pursuing the highest return available given a lower level of portfolio volatility (risk), as measured by standard deviation. The Fund will attempt to do this through its stock selection process where the portfolio managers systematically evaluate fundamental and behavioral factors to forecast individual security returns and rank these securities based on their attractiveness relative to industry peers. This process includes evaluating each security based on its earnings expectations, market sentiment, management, quality and value. When constructing the portfolio, the Fund seeks to maximize expected return, manage total volatility (risk), and target a higher dividend yield. Using proprietary portfolio construction and risk management tools, the portfolio managers incorporate these individual security forecasts and explicit goals of lower volatility and higher yield to construct an optimal portfolio.
The portfolio managers do not consider the composition of the benchmark when constructing the portfolio because they believe that the lack of benchmark-relative constraints allows for a higher level of return to be achieved while also striving for lower total risks (volatility) relative to the benchmark.
The portfolio managers will consider selling or reducing a security position (i) if the forecasted return of a security becomes less attractive relative to industry peers or (ii) if a particular security’s risk profile changes.
In attempting to meet its investment objective, the Fund engages in active and frequent trading of portfolio securities.
In anticipation of or in response to market, economic, political, or other conditions, the Fund’s portfolio managers may temporarily use a different investment strategy for defensive purposes. If the Fund’s portfolio managers do so, different factors could affect the Fund’s performance and the Fund may not achieve its investment objective.
The Fund’s investments in the types of securities and other investments described in this prospectus vary from time to time, and, at any time, the Fund may not be invested in all of the types of securities and other investments described in this prospectus. The Fund may also invest in securities and other investments not described in this prospectus.
For more information, see “Description of the Funds and Their Investments and Risks” in the Fund’s SAI.
Risks
The principal risks of investing in the Fund are:
Active Trading Risk. Active trading of portfolio securities may result in high brokerage costs, which may lower the Fund’s actual return. Active trading also may increase the proportion of the Fund’s gains that are short term, which are taxed at a higher rate than long term gains.
Depositary Receipts Risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
Derivatives Risk. A derivative is an instrument whose value depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, which are described below.
■	Counterparty Risk. Certain derivatives do not trade on an established exchange (referred to as over-the-counter (OTC) derivatives) and are simply financial contracts between the Fund and a counterparty. When the Fund is owed money on an OTC derivative, the Fund is dependent on the counterparty to pay or, in some cases, deliver the underlying asset, unless the Fund can otherwise sell its derivative contract to a third party prior to its expiration. Many counterparties are financial institutions such as banks and broker-dealers and their creditworthiness (and ability to pay or perform) may be negatively impacted by factors affecting financial institutions generally. In addition, in the event that a counterparty becomes bankrupt or insolvent, the Fund’s ability to recover the collateral that the Fund has on deposit with the counterparty could be delayed or impaired. For derivatives traded on a centralized exchange, the Fund generally is dependent upon the solvency of the relevant exchange clearing house (which acts as a guarantor for each contractual obligation under such derivatives) for payment on derivative instruments for which the Fund is owed money.
■	Leverage Risk. Many derivatives do not require a payment up front equal to the economic exposure created by owning the derivative, which creates a form of leverage. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative. Leverage may therefore make the Fund’s returns more volatile and increase the risk of loss. The Fund segregates or earmarks liquid assets with a value at least equal to the amount that the Fund owes the derivative counterparty each day, if any, or otherwise holds instruments that offset the Fund’s daily obligation under the derivatives instrument. This process is sometimes referred to as “cover.” The amount of liquid assets needed as cover will fluctuate over time as the value of the derivative instrument rises and falls. If the value of the Fund’s derivative positions or the value of the assets used as cover unexpectedly decreases, the Fund may be forced to segregate additional liquid assets as cover or sell assets at a disadvantageous time or price to meet its derivative obligations or to meet redemption requests, which could affect management of the Fund and the Fund’s returns. In certain market conditions, losses on derivative instruments can grow larger while the value of the Fund’s other assets fall, resulting in the Fund’s derivative positions becoming a larger percentage of the Fund’s investments.
■	Liquidity Risk. There is a smaller pool of buyers and sellers for certain derivatives, particularly OTC derivatives, than more traditional investments such as stocks. These buyers and sellers are often financial institutions that may be unable or unwilling to buy or sell derivatives during times of financial or market stress. Derivative instruments may therefore be less liquid than more traditional investments and the Fund may be unable to sell or exit its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. To the extent that the Fund is unable to exit a derivative position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the liquidity of the Fund and its ability to meet redemption requests may be impaired to the extent that a substantial portion of the Fund’s otherwise liquid assets must be used
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as margin or cover. Another consequence of illiquidity is that the Fund may be required to hold a derivative instrument to maturity and take or make delivery of the underlying asset that the Adviser would otherwise have attempted to avoid.
■	Other Risks. Compared to other types of investments, derivatives may be harder to value and may also be less tax efficient, as described under the “Taxes” section of the prospectus. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Fund’s taxable income or gains, and may limit or prevent the Fund from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Fund to change its investment strategy. To the extent that the Fund uses derivatives for hedging or to gain or limit exposure to a particular market or market segment, there may be imperfect correlation between the value of the derivative instrument and the value of the instrument being hedged or the relevant market or market segment, in which case the Fund may not realize the intended benefits. There is also the risk that during adverse market conditions, an instrument which would usually operate as a hedge provides no hedging benefits at all. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company.
Foreign Securities Risk. The value of the Fund's foreign investments may be adversely affected by political and social instability in the home countries of the issuers of the investments, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls, and may therefore be more susceptible to fraud or corruption. Also, there may be less publicly available information about companies in certain foreign countries than about U.S. companies making it more difficult for the Adviser to evaluate those companies. The laws of certain countries may put limits on the Fund’s ability to recover its assets held at a foreign bank if the foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
Management Risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. There can be no guarantee that the Adviser’s investment techniques or investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investments or investment strategies available to the investment manager in connection with managing the Fund, which may also adversely affect the ability of the Fund to achieve its investment objective.
Market Risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. The value of the Fund’s investments may go up or down due to general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, or adverse investor sentiment generally. The value of the Fund’s investments may also go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within an industry. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
REIT Risk/Real Estate Risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Real estate companies, including REITs or similar structures, tend to be small- and mid-cap companies and their shares may be more volatile and less liquid than larger companies. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors.
Invesco Pennsylvania Tax Free Income Fund
Objective(s) and Strategies
The Fund’s investment objective is to provide only Pennsylvania investors with a high level of current income exempt from federal and Pennsylvania state income taxes and, where possible under local law, local income and personal property taxes, through investment in a varied portfolio of medium- and lower-grade municipal securities. The Fund’s investment objective may be changed by the Board of Trustees (the Board) without shareholder approval.
The Fund invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in Pennsylvania municipal securities at the time of investment. The policy stated in the foregoing sentence is a fundamental policy of the Fund and may not be changed without shareholder approval of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act. In complying with this 80% investment requirement, the Fund may invest in derivatives and other instruments that have economic characteristics similar to the Fund’s direct investments that are counted toward the 80% investment requirement.
Municipal securities include debt obligations of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax, at the time of issuance, in the opinion of bond counsel or other counsel to the issuers of such securities. Pennsylvania municipal securities are municipal obligations the interest on which is exempt from federal and Pennsylvania state income taxes, at the time of issuance, in the opinion of bond counsel or other counsel to the issuers of such securities.
The principal types of municipal debt securities purchased by the Fund are revenue obligation and general obligation. Revenue obligation securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power. Revenue obligation securities may include industrial development, pollution control, public utility, housing, and health care issues. Under normal market conditions, the Fund invests primarily in municipal securities classified as revenue bonds. General obligation securities are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. To meet its investment objective, the Fund invests in different types of general obligation and revenue obligation securities, including fixed and
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variable rate securities, municipal notes, variable rate demand notes and municipal leases. The Fund may also invest in other types of municipal securities, such as pre-refunded bonds.
The Fund seeks to invest in medium- and lower-grade securities; Medium- and lower-grade securities are securities rated by S&P as BBB- through CC (inclusive) for bonds or SP-2 or lower for notes; by Moody’s as Baa through Ca (inclusive) for bonds or MIG3 or VMIG3 or lower for notes; or unrated securities determined by the Adviser to be of comparable quality, each at the time of purchase. Medium- and lower-grade securities are, therefore, inclusive of some securities rated below investment grade. Securities rated below investment grade are commonly referred to as junk bonds. The Fund does not purchase securities that are in default or rated in categories lower than B- by S&P or B3 by Moody’s or unrated securities determined by the Adviser to be of comparable quality. At times, the market conditions in the Pennsylvania municipal markets may be such that the Fund may invest in higher-grade securities. Investment grade securities are those rated above medium- and lower-grade securities.
The Fund may invest more than 25% of its net assets in a segment of the municipal securities market with similar characteristics if the Adviser determines that the yields available from obligations in a particular segment justify the additional risks of a larger investment in such segment. The Fund may not, however, invest more than 25% of its net assets in industrial development revenue bonds issued for companies in the same industry.
Under normal market conditions, the Fund may invest up to 20% of its net assets in municipal securities that are subject to the federal alternative minimum tax. From time to time, the Fund temporarily may invest up to 10% of its net assets in tax exempt money market funds and such instruments will be treated as investments in municipal securities.
The Fund may invest in illiquid or thinly traded securities. The Fund may also invest in securities that are subject to resale restrictions such as those contained in Rule 144A promulgated under the Securities Act of 1933, as amended. The Fund’s investments may include securities that do not produce immediate cash income, such as zero coupon securities and payment-in-kind securities. Zero coupon securities are debt securities that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. Payment-in-kind securities are debt securities that pay interest through the issuance of additional securities.
The Fund may purchase and sell securities on a when-issued and delayed delivery basis, which means that the Fund may buy or sell a security with payment and delivery taking place in the future. The payment obligation and the interest rate are fixed at the time the Fund enters into the commitment. No income accrues on such securities until the date the Fund actually takes delivery of the securities.
The Fund can invest in inverse floating rate municipal obligations issued in connection with tender option bond programs to generate leverage. Inverse floating rate obligations are variable rate debt instruments that pay interest at rates that move in the opposite direction of prevailing interest rates. Inverse floating rate obligations in which the Fund may invest include derivative instruments such as residual interest bonds, tender option bonds or municipal bond trust certificates. Such instruments are typically created by a special purpose trust (the TOB Trust) that holds long-term fixed rate bonds, which are contributed by the Fund (the underlying security), and sells two classes of beneficial interests: short-term floating rate interests, which are sold to or held by third party investors, and inverse floating residual interests, which are purchased by the Fund. Because the interest rate paid to holders of such obligations is generally determined by subtracting a variable or floating rate from a predetermined amount, the interest rate paid to holders of such obligations will decrease as such variable or floating rate increases and increase as such variable or floating rate decreases.
The Fund can invest in derivative instruments including futures contracts and swap contracts.
A futures contract is a standardized agreement between two parties to buy or sell a specified quantity of an underlying asset at a specified price at a specified future time. The value of the futures contract tends to increase and decrease in tandem with the value of the underlying asset. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled by purchasing an offsetting contract, physically delivering the underlying asset on the settlement date or paying a cash settlement amount on the settlement date. The Fund can use futures contracts, including Treasury futures, to gain or reduce exposure to certain asset classes.
A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, commodities, currencies or other assets. The notional amount of a swap is based on the nominal or face amount of a reference asset that is used to calculate payments made on that swap; the notional amount typically is not exchanged between counterparties. The parties to the swap use variations in the value of the underlying asset to calculate payments between them through the life of the swap. The Fund can use swap contracts, including interest rate swaps, to hedge its exposure to interest rates.
The Adviser actively manages the Fund’s portfolio and adjusts the average maturity of portfolio investments based upon its expectations regarding the direction of interest rates and other economic factors. The Adviser seeks to identify those securities that it believes offer higher yields with reasonable credit risk considered in relation to the Fund’s investment policies. In selecting securities for investment, the Adviser uses its extensive research capabilities to assess potential investments and considers a number of factors, including general market and economic conditions and interest rate, credit and prepayment risks. Each security considered for investment is subjected to an in-depth credit analysis to evaluate the level of risk it presents.
Decisions to purchase or sell securities are determined by the relative value considerations of the investment professionals that factor in economic and credit-related fundamentals, market supply and demand, market dislocations and situation-specific opportunities. The purchase or sale of securities may be related to a decision to alter the Fund’s macro risk exposure (such as duration, yield curve positioning, and sector exposure), a need to limit or reduce the Fund’s exposure to a particular security or issuer, degradation of an issuer’s credit quality, or general liquidity needs of the Fund. The potential for realization of capital gains or losses resulting from possible changes in interest rates will not be a major consideration and frequency of portfolio turnover generally will not be a limiting factor if the Adviser considers it advantageous to purchase or sell securities.
In anticipation of or in response to market, economic, political, or other conditions, the Fund’s portfolio managers may temporarily use a different investment strategy for defensive purposes. If the Fund’s portfolio managers do so, different factors could affect the Fund’s performance and the Fund may not achieve its investment objective.
The Fund’s investments in the types of securities and other investments described in this prospectus vary from time to time, and, at any time, the Fund may not be invested in all of the types of securities and other investments described in this prospectus. The Fund may also invest in securities and other investments not described in this prospectus.
For more information, see “Description of the Funds and Their Investments and Risks” in the Fund’s SAI.
Risks
The principal risks of investing in the Fund are:
Alternative Minimum Tax Risk. Although the interest received from municipal securities generally is exempt from federal income tax, the Fund may invest a portion of its total assets in municipal securities subject to the federal alternative minimum tax. Accordingly, investment in the Fund could cause shareholders to be subject to, or result in an increased liability under, the federal alternative minimum tax.
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Changing Fixed Income Market Conditions Risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may persist in the future, potentially leading to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. In addition, because of changing central bank policies, the Fund may experience higher than normal shareholder redemptions which could potentially increase portfolio turnover and the Fund’s transaction costs and potentially lower the Fund’s performance returns.
Debt Securities Risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. If an issuer seeks to restructure the terms of its borrowings or the Fund is required to seek recovery upon a default in the payment of interest or the repayment of principal, the Fund may incur additional expenses. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
Derivatives Risk. A derivative is an instrument whose value depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, which are described below.
■	Counterparty Risk. Certain derivatives do not trade on an established exchange (referred to as over-the-counter (OTC) derivatives) and are simply financial contracts between the Fund and a counterparty. When the Fund is owed money on an OTC derivative, the Fund is dependent on the counterparty to pay or, in some cases, deliver the underlying asset, unless the Fund can otherwise sell its derivative contract to a third party prior to its expiration. Many counterparties are financial institutions such as banks and broker-dealers and their creditworthiness (and ability to pay or perform) may be negatively impacted by factors affecting financial institutions generally. In addition, in the event that a counterparty becomes bankrupt or insolvent, the Fund’s ability to recover the collateral that the Fund has on deposit with the counterparty could be delayed or impaired. For derivatives traded on a centralized exchange, the Fund generally is dependent upon the solvency of the relevant exchange clearing house (which acts as a guarantor for each contractual obligation under such derivatives) for payment on derivative instruments for which the Fund is owed money.
■	Leverage Risk. Many derivatives do not require a payment up front equal to the economic exposure created by owning the derivative, which creates a form of leverage. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative. Leverage may therefore make the Fund’s returns more volatile and increase the risk of loss. The Fund segregates or earmarks liquid assets with a value at least equal to the amount that the Fund owes the derivative counterparty each day, if any, or otherwise holds instruments that offset the Fund’s daily obligation under the derivatives instrument. This process is sometimes referred to as “cover.” The amount of liquid assets needed as cover will fluctuate over time as the value of the derivative instrument rises and falls. If the value of the Fund’s derivative positions or the value of the assets used as cover unexpectedly decreases, the Fund may be forced to segregate additional liquid assets as cover or sell assets at a disadvantageous time or price to meet its derivative obligations or to meet redemption requests, which could affect management of the Fund and the Fund’s returns. In certain market conditions, losses on derivative instruments can grow larger while the value of the Fund’s other assets fall, resulting in the Fund’s derivative positions becoming a larger percentage of the Fund’s investments.
■	Liquidity Risk. There is a smaller pool of buyers and sellers for certain derivatives, particularly OTC derivatives, than more traditional investments such as stocks. These buyers and sellers are often financial institutions that may be unable or unwilling to buy or sell derivatives during times of financial or market stress. Derivative instruments may therefore be less liquid than more traditional investments and the Fund may be unable to sell or exit its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. To the extent that the Fund is unable to exit a derivative position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the liquidity of the Fund and its ability to meet redemption requests may be impaired to the extent that a substantial portion of the Fund’s otherwise liquid assets must be used as margin or cover. Another consequence of illiquidity is that the Fund may be required to hold a derivative instrument to maturity and take or make delivery of the underlying asset that the Adviser would otherwise have attempted to avoid.
■	Other Risks. Compared to other types of investments, derivatives may be harder to value and may also be less tax efficient, as described under the “Taxes” section of the prospectus. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Fund’s taxable income or gains, and may limit or prevent the Fund from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Fund to change its investment strategy. To the extent that the Fund uses derivatives for hedging or to gain or limit exposure to a particular market or market segment, there may be imperfect correlation between the value of the derivative instrument and the value of the instrument being hedged or the relevant market or market segment, in which case the Fund may not realize the intended benefits. There is also the risk that during adverse market conditions, an instrument which would usually operate as a hedge provides no hedging benefits at all. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company.
High Yield Debt Securities (Junk Bond) Risk. The Fund’s investments in high yield debt securities (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due and are more susceptible to default or decline in market value due to adverse economic, regulatory, political or company developments than higher rated or investment grade securities. Prices of high yield debt securities tend to be very volatile. These securities are less liquid than investment grade debt securities and may be
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difficult to sell at a desirable time or price, particularly in times of negative sentiment toward high yield securities.
Inverse Floating Rate Obligations Risk. Inverse floating rate obligations (inverse floaters) represent interests in bonds with interest rates that vary inversely to changes in short-term rates. As short-term rates rise, inverse floaters produce less income, and as short-term rates decline, inverse floaters produce more income. As a result, the price of inverse floaters is expected to decline when interest rates rise, and generally will decline further than the price of a bond with a similar maturity. The price of inverse floaters is typically more volatile than the price of bonds with similar maturities. Interest rate risk and price volatility of inverse floaters can be particularly high if leverage is used in the formula that determines the interest payable by the inverse floater. Leverage may make the Fund’s returns more volatile and increase the risk of loss. The Fund generally invests in inverse floaters that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The market value of a “leveraged” inverse floater will fluctuate in response to changes in market rates of interest to a greater extent than the value of an unleveraged investment, and the value of, and income earned on, an inverse floater that has a higher degree of leverage are more likely to be eliminated entirely under adverse market conditions. The use of short-term floating rate obligations may require the Fund to segregate or earmark cash or liquid assets to cover its obligations. Securities so segregated or earmarked will be unavailable for sale by the Fund (unless replaced by other securities qualifying for segregation requirements), which may limit the Fund’s flexibility and may require that the Fund sell other portfolio investments at a time when it may be disadvantageous to sell such assets. Upon the occurrence of certain adverse events, the special purpose trust that created the inverse floater may be collapsed and the underlying security liquidated, and the Fund could lose the entire amount of its investment in the inverse floater and may, in some cases, be contractually required to pay the negative difference, if any, between the liquidation value of the underlying security and the principal amount of the short-term floating rate interests. Recent regulatory changes have prompted changes to the structure of tender option bonds. The Fund’s enhanced role under the revised structure may increase the Fund’s operational and regulatory risk.
Liquidity Risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. An investment may be illiquid due to a lack of trading volume in the investment or if the investment is privately placed and not traded in any public market or is otherwise restricted from trading. Certain restricted securities require special registration and pose valuation difficulties. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.
Management Risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. There can be no guarantee that the Adviser’s investment techniques or investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investments or investment strategies available to the investment manager in connection with managing the Fund, which may also adversely affect the ability of the Fund to achieve its investment objective.
Market Risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. The value of the Fund’s investments may go up or down due to general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, or adverse investor sentiment generally. The value of the Fund’s investments may also go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within an industry. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
Medium- and Lower-Grade Municipal Securities Risk. Securities which are in the medium- and lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturity, but they also generally involve more volatility and greater risks, such as greater credit risk, market risk, liquidity risk and management risk. Furthermore, many issuers of medium- and lower-grade securities choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. As such, the Fund’s portfolio may consist of a higher portion of unrated securities as compared with an investment company that invests solely in higher-grade securities. Unrated securities may not be as attractive to as many buyers as are rated securities, a factor which may make unrated securities less able to be sold at a desirable time or price. These factors may limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets.
Money Market Fund Risk. Although money market funds generally seek to preserve the value of an investment at $1.00 per share, the Fund may lose money by investing in money market funds. A money market fund's sponsor has no legal obligation to provide financial support to the money market fund. The credit quality of a money market fund's holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the money market fund's share price. A money market fund's share price can also be negatively affected during periods of high redemption pressures, illiquid markets and/or significant market volatility. To the extent the Fund holds cash or cash equivalents rather than securities in which it primarily invests or uses to manage risk, the Fund may not achieve its investment objectives and may underperform. Furthermore, amendments to money market fund regulations could impact a money market fund's operations and possibly negatively impact its return.
Municipal Issuer Focus Risk. The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics. From time to time, the Fund’s investments may include securities that alone or together with securities held by other funds or accounts managed by the Adviser, represents a major portion or all of an issue of municipal securities. Because there may be relatively few potential purchasers for such investments and, in some cases, there may be contractual restrictions on resales, the Fund may find it more difficult to sell such securities at a desirable time or price.
Municipal Securities Risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Municipal obligations may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. Municipal securities structured as revenue bonds are generally not backed by the taxing power of the issuing municipality but rather the revenue from the particular project or entity for
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which the bonds were issued. If the Internal Revenue Service determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could be treated as taxable, which could result in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
Pennsylvania and U.S. Territories Municipal Securities Risk. The Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of Pennsylvania municipal securities than a fund which does not focus its investments in such issuers. These risks include possible legislative, state constitutional or regulatory amendments that may affect the ability of state and local governments or regional governmental authorities to raise money to pay principal and interest on their municipal securities. Economic, fiscal and budgetary conditions throughout the state may also heavily influence the Fund’s performance. As with Pennsylvania municipal securities, events in any of the territories where the Fund is invested may affect the Fund’s investments and its performance. More detailed information concerning Pennsylvania municipal securities and the State of Pennsylvania is set forth in the SAI.
Variable-Rate Demand Notes Risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of these instruments, and a portfolio could suffer a loss if the issuer defaults during periods in which a portfolio is not entitled to exercise its demand rights.
When-Issued, Delayed Delivery and Forward Commitment Risks. When-issued and delayed delivery transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the counterparty to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. These transactions have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date. These investments therefore increase the Fund’s overall investment exposure and, as a result, its volatility. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has set aside to cover these positions.
Zero Coupon or Pay-In-Kind Securities Risk. Zero coupon and pay-in-kind securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer’s financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative. Investors may purchase zero coupon and pay-in-kind securities at a price below the amount payable at maturity. Because such securities do not entitle the holder to any periodic payments of interest prior to maturity, this prevents any reinvestment of interest payments at prevailing interest rates if prevailing interest rates rise. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than coupon loans. Pay-in-kind securities may have a potential variability in valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral. Special tax considerations are associated with investing in certain lower-grade securities, such as zero coupon or pay-in-kind securities.
Invesco S&P 500 Index Fund
Objective(s) and Strategies
The Fund’s investment objective is total return through growth of capital and current income. The Fund’s investment objective may be changed by the Board of Trustees (the Board) without shareholder approval.
The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies included in the S&P 500 Index, and in derivatives and other instruments that have economic characteristics similar to such securities. The Adviser passively manages the Fund’s assets by investing in stocks in approximately the same proportion as they are represented in the S&P 500 Index. The Fund does not utilize an investment strategy that attempts to outperform the Index. Rather, the Fund utilizes an indexing approach, which may eliminate the chance that the Fund will substantially outperform the Index, but it may also reduce some of the risk of active management. For example, if the common stock of a specific company represents five percent of the S&P 500 Index, the Adviser typically will invest the same percentage of the Fund’s assets in that stock. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies representing a significant portion of the market value of all common stocks publicly traded in the United States. The Fund may invest in securities of foreign issuers represented in the S&P 500 Index, which may include securities of issuers located in emerging markets countries (i.e., those that are in the early stages of their industrial cycles) or depositary receipts. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.
The Adviser seeks a correlation between the performance of the Fund, before expenses, and that of the S&P 500 Index of 95% or better. A figure of 100% would indicate perfect correlation. The Adviser will adjust the Fund’s investment securities on a quarterly basis.
Buy and sell decisions for the Fund are a function of changes in the S&P 500 Index rather than independent decisions made by the investment team.
The Fund can invest in derivative instruments including futures contracts.
A futures contract is a standardized agreement between two parties to buy or sell a specified quantity of an underlying asset at a specified price at a specified future time. The value of the futures contract tends to increase and decrease in tandem with the value of the underlying asset. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled by purchasing an offsetting contract, physically delivering the underlying asset on the settlement date or paying a cash settlement amount on the settlement date. The Fund can use futures contracts, including index futures, to seek exposure to certain companies, or groups of companies, within the S&P 500 Index.
In anticipation of or in response to market, economic, political, or other conditions, the Fund’s portfolio managers may temporarily use a different investment strategy for defensive purposes. If the Fund’s portfolio managers do so, different factors could affect the Fund’s performance and the Fund may not achieve its investment objective.
The Fund’s investments in the types of securities and other investments described in this prospectus vary from time to time, and, at any time, the Fund may not be invested in all of the types of securities and other investments described in this prospectus. The Fund may also invest in securities and other investments not described in this prospectus.
For more information, see “Description of the Funds and Their Investments and Risks” in the Fund’s SAI.
“Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500” and “500” are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed,
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sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Fund.
Risks
The principal risks of investing in the Fund are:
Depositary Receipts Risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
Derivatives Risk. A derivative is an instrument whose value depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, which are described below.
■	Counterparty Risk. Certain derivatives do not trade on an established exchange (referred to as over-the-counter (OTC) derivatives) and are simply financial contracts between the Fund and a counterparty. When the Fund is owed money on an OTC derivative, the Fund is dependent on the counterparty to pay or, in some cases, deliver the underlying asset, unless the Fund can otherwise sell its derivative contract to a third party prior to its expiration. Many counterparties are financial institutions such as banks and broker-dealers and their creditworthiness (and ability to pay or perform) may be negatively impacted by factors affecting financial institutions generally. In addition, in the event that a counterparty becomes bankrupt or insolvent, the Fund’s ability to recover the collateral that the Fund has on deposit with the counterparty could be delayed or impaired. For derivatives traded on a centralized exchange, the Fund generally is dependent upon the solvency of the relevant exchange clearing house (which acts as a guarantor for each contractual obligation under such derivatives) for payment on derivative instruments for which the Fund is owed money.
■	Leverage Risk. Many derivatives do not require a payment up front equal to the economic exposure created by owning the derivative, which creates a form of leverage. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative. Leverage may therefore make the Fund’s returns more volatile and increase the risk of loss. The Fund segregates or earmarks liquid assets with a value at least equal to the amount that the Fund owes the derivative counterparty each day, if any, or otherwise holds instruments that offset the Fund’s daily obligation under the derivatives instrument. This process is sometimes referred to as “cover.” The amount of liquid assets needed as cover will fluctuate over time as the value of the derivative instrument rises and falls. If the value of the Fund’s derivative positions or the value of the assets used as cover unexpectedly decreases, the Fund may be forced to segregate additional liquid assets as cover or sell assets at a disadvantageous time or price to meet its derivative obligations or to meet redemption requests, which could affect management of the Fund and the Fund’s returns. In certain market conditions, losses on derivative instruments can grow larger while the value of the Fund’s other assets fall, resulting in the Fund’s derivative positions becoming a larger percentage of the Fund’s investments.
■	Liquidity Risk. There is a smaller pool of buyers and sellers for certain derivatives, particularly OTC derivatives, than more traditional investments such as stocks. These buyers and sellers are often financial institutions that may be unable or unwilling to buy or sell derivatives during times of financial or market stress. Derivative instruments may therefore be less liquid than more traditional investments and the Fund may be unable to sell or exit its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. To the extent that the Fund is unable to exit a derivative position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the liquidity of the Fund and its ability to meet redemption requests may be impaired to the extent that a substantial portion of the Fund’s otherwise liquid assets must be used as margin or cover. Another consequence of illiquidity is that the Fund may be required to hold a derivative instrument to maturity and take or make delivery of the underlying asset that the Adviser would otherwise have attempted to avoid.
■	Other Risks. Compared to other types of investments, derivatives may be harder to value and may also be less tax efficient, as described under the “Taxes” section of the prospectus. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Fund’s taxable income or gains, and may limit or prevent the Fund from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Fund to change its investment strategy. To the extent that the Fund uses derivatives for hedging or to gain or limit exposure to a particular market or market segment, there may be imperfect correlation between the value of the derivative instrument and the value of the instrument being hedged or the relevant market or market segment, in which case the Fund may not realize the intended benefits. There is also the risk that during adverse market conditions, an instrument which would usually operate as a hedge provides no hedging benefits at all. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company.
Emerging Markets Securities Risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent, and subject to sudden change. Other risks of investing in emerging markets securities may include additional transaction costs, delays in settlement procedures, and lack of timely information.
Foreign Securities Risk. The value of the Fund's foreign investments may be adversely affected by political and social instability in the home countries of the issuers of the investments, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls, and may therefore be more susceptible to fraud or corruption. Also, there may be less publicly available information about companies in certain foreign countries than about U.S. companies making it more difficult for the Adviser to evaluate those companies. The laws of certain countries may put limits on the Fund’s ability to recover its assets held at a foreign bank if the foreign bank,
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depository or issuer of a security, or any of their agents, goes bankrupt. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
Indexing Risk. The Fund is operated as a passively managed index fund and, therefore, the adverse performance of a particular security necessarily will not result in the elimination of the security from the Fund’s portfolio. Ordinarily, the Adviser will not sell the Fund’s portfolio securities except to reflect additions or deletions of the securities that comprise the Index, or as may be necessary to raise cash to pay Fund shareholders who sell Fund shares. As such, the Fund will be negatively affected by declines in the securities represented by the Index.
There is no guarantee, however, that the Adviser will be able to correlate the Fund’s performance with that of the Index because the Adviser’s ability to correlate the Fund’s performance, before expenses, may be affected by many factors, including, but not limited to, the manner in which the Index is calculated; the differences between the securities held in the Fund’s portfolio and those included in the Index; transaction costs; pricing differences; fees and expenses incurred by the Fund, but are not incurred by the Index; and the Fund’s holding of cash. This risk may be heightened during times of market volatility or other unusual market conditions. The Adviser regularly monitors the correlation and, in the event the desired correlation is not achieved, the Adviser will determine what additional investment changes may need to be made.
Market Risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. The value of the Fund’s investments may go up or down due to general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, or adverse investor sentiment generally. The value of the Fund’s investments may also go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within an industry. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
Invesco Short Duration High Yield Municipal Fund
Objective(s) and Strategies
The Fund’s investment objective is to seek federal tax-exempt current income and taxable capital appreciation. The Fund’s investment objective may be changed by the Board of Trustees (the Board) without shareholder approval.
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in municipal securities at the time of investment. In complying with this 80% investment requirement, the Fund may invest in derivatives and other instruments that have economic characteristics similar to the Fund’s direct investments that are counted toward the 80% investment requirement.
Municipal securities include debt obligations of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax, at the time of issuance, in the opinion of bond counsel or other counsel to the issuers of such securities.
The principal types of municipal debt securities purchased by the Fund are revenue obligations and general obligations. Revenue obligations are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power. Revenue obligations may include industrial development, pollution control, public utility, housing, and health care issues. Under normal market conditions, the Fund invests primarily in municipal securities classified as revenue bonds. General obligation securities are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. To meet its investment objective, the Fund invests in different types of general obligation and revenue obligation securities, including fixed and variable rate securities, municipal notes, variable rate demand notes, municipal leases, custodial receipts, and participation certificates. The Fund may invest in these and other types of municipal securities.
The Adviser generally seeks to achieve the Fund’s investment objective by investing at least 75% of its net assets in higher yielding municipal securities, specifically medium- and lower-grade municipal securities. Investment grade securities are: (i) securities rated BBB- or higher by S&P or Baa3 or higher by Moody’s or an equivalent rating by another NRSRO, (ii) securities with comparable rated short-term NRSRO ratings, or (iii) unrated securities determined by the Adviser to be of comparable quality, each at the time of purchase. Medium- and lower-grade municipal securities are securities rated by S&P or Fitch as BBB+ through D (inclusive) for bonds or SP-2 or lower for notes; by Moody’s as Baa1 through D (inclusive) for bonds or MIG3 or VMIG3 or lower for notes; or unrated municipal securities determined by the Adviser to be of comparable quality, each at the time of purchase. Medium- and lower-grade securities are, therefore, inclusive of some securities rated investment grade. Securities rated below investment grade are commonly referred to as junk bonds.
At times, the market conditions in the municipal securities markets may be such that the Adviser may invest in higher-grade issues, particularly when the difference in returns between quality classifications is very narrow or when the Adviser expects interest rates to increase. Higher-grade securities are securities that are rated higher than medium- or lower-grade securities by Moody’s, S&P, or Fitch, or considered by the Adviser to be of comparable quality, including municipal securities rated A-, SP-1 or higher by S&P or rated A3, MIG2, VMIG2 or higher by Moody’s and in tax-exempt commercial paper rated A-3 or higher by S&P or rated P-3 or higher by Moody’s or in unrated securities determined by the Adviser to be of comparable quality.
The Fund may invest more than 25% of its net assets in a segment of the municipal securities market with similar characteristics if the Adviser determines that the yields available from obligations in a particular segment justify the additional risks of a larger investment in such segment. The Fund may not, however, invest more than 25% of its net assets in industrial development revenue bonds issued for companies in the same industry.
The Fund has no policy limiting its investments in municipal securities whose issuers are located in the same state. However, it is not the present intention of the Fund to invest more than 25% of the value of its net assets in issuers located in the same state.
The Fund may from time to time invest temporarily up to 20% of its net assets in taxable securities of at least comparable quality to the municipal securities in which the Fund invests. Under normal market conditions, the Fund may invest all or a substantial portion of its assets in municipal securities that are subject to the federal alternative minimum tax. From time to time, the Fund temporarily may invest up to 10% of its net assets in tax exempt money market funds and such instruments will be treated as investments in municipal securities.
The Fund may invest up to 15% of its net assets in illiquid or thinly traded securities. The Fund may also invest in securities that are subject to resale restrictions such as those contained in Rule 144A promulgated under
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the Securities Act of 1933, as amended. The Fund’s investments may include securities that do not produce immediate cash income, such as zero coupon securities and pay-in-kind securities. Zero coupon securities are debt securities that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. Pay-in-kind securities are debt securities that pay interest through the issuance of additional securities.
The Fund may purchase and sell securities on a when-issued and delayed delivery basis, which means that a Fund buys or sells a security with payment and delivery taking place in the future. The payment obligation and the interest rate are fixed at the time a Fund enters into the commitment. No income accrues on such securities until the date a Fund actually takes delivery of the securities.
The Fund can invest in inverse floating rate municipal obligations issued in connection with tender option bond programs to generate leverage. Inverse floating rate obligations are variable rate debt instruments that pay interest at rates that move in the opposite direction of prevailing interest rates. Inverse floating rate obligations in which the Fund may invest include derivative instruments such as residual interest bonds, tender option bonds or municipal bond trust certificates. Such instruments are typically created by a special purpose trust (the TOB Trust) that holds long-term fixed rate bonds, which are contributed by the Fund (the underlying security), and sells two classes of beneficial interests: short-term floating rate interests, which are sold to or held by third party investors, and inverse floating residual interests, which are purchased by the Fund. Because the interest rate paid to holders of such obligations is generally determined by subtracting a variable or floating rate from a predetermined amount, the interest rate paid to holders of such obligations will decrease as such variable or floating rate increases and increase as such variable or floating rate decreases.
The Fund can invest in derivative instruments, including futures contracts and swap contracts.
A futures contract is a standardized agreement between two parties to buy or sell a specified quantity of an underlying asset at a specified price at a specified future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying asset. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled by purchasing an offsetting contract, physically delivering the underlying asset on the settlement date or paying a cash settlement amount on the settlement date. The Fund can use futures contracts, including treasury futures, to gain or reduce exposure to certain asset classes.
A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, commodities, currencies or other assets. The notional amount of a swap is based on the nominal or face amount of a reference asset that is used to calculate payments made on that swap; the notional amount typically is not exchanged between counterparties. The parties to the swap use variations in the value of the underlying asset to calculate payments between them through the life of the swap. The Fund can use swap contracts, including interest rate swaps, to hedge its exposure to interest rates.
The Fund is non-diversified, which means that it can invest a greater percentage of its assets in a small group of issuers or any one issuer than a diversified fund can.
The Adviser buys and sells securities for the Fund’s portfolio with a view towards seeking a high level of interest income exempt from federal income tax and selects securities that the Adviser believes entail reasonable credit risk considered in relation to the investment policies of the Fund. As a result, the Fund will not necessarily invest in the highest yielding municipal securities permitted by its investment policies if the Adviser determines that market risks or credit risks associated with such investments would subject the Fund’s portfolio to undue risk.
The Fund will attempt to maintain a dollar-weighted average portfolio duration of less than five years. Duration is a measure of volatility expressed in years and represents the anticipated percent change in a bond’s price at a single point in time for a 1% change in yield. As duration increases, volatility increases as applicable interest rates change.
Decisions to purchase or sell securities are determined by the relative value considerations of the investment professionals that factor in economic and credit-related fundamentals, market supply and demand, market dislocations and situation-specific opportunities. The purchase or sale of securities may be related to a decision to alter the Fund’s macro risk exposure (such as duration, yield curve positioning and sector exposure), a need to limit or reduce the Fund’s exposure to a particular security or issuer, degradation of an issuer’s credit quality, or general liquidity needs of the Fund. The potential for realization of capital gains or losses resulting from possible changes in interest rates will not be a major consideration and frequency of portfolio turnover generally will not be a limiting factor if the Adviser considers it advantageous to purchase or sell securities.
In anticipation of or in response to market, economic, political, or other conditions, the Fund’s portfolio managers may temporarily use a different investment strategy for defensive purposes. If the Fund’s portfolio managers do so, different factors could affect the Fund’s performance and the Fund may not achieve its investment objective.
The Fund’s investments in the types of securities and other investments described in this prospectus vary from time to time, and, at any time, the Fund may not be invested in all of the types of securities and other investments described in this prospectus. The Fund may also invest in securities and other investments not described in this prospectus.
For more information, see “Description of the Fund and Its Investments and Risks” in the Fund’s SAI.
Risks
The principal risks of investing in the Fund are:
Alternative Minimum Tax Risk. Although the interest received from municipal securities generally is exempt from federal income tax, the Fund may invest all or a portion of its total assets in municipal securities subject to the federal alternative minimum tax. Accordingly, investment in the Fund could cause shareholders to be subject to, or result in an increased liability under, the federal alternative minimum tax.
Changing Fixed Income Market Conditions Risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may persist in the future, potentially leading to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. In addition, because of changing central bank policies, the Fund may experience higher than normal shareholder redemptions which could potentially increase portfolio turnover and the Fund’s transaction costs and potentially lower the Fund’s performance returns.
Debt Securities Risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. If an issuer seeks to restructure the
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terms of its borrowings or the Fund is required to seek recovery upon a default in the payment of interest or the repayment of principal, the Fund may incur additional expenses. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
Derivatives Risk. A derivative is an instrument whose value depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, which are described below.
■	Counterparty Risk. Certain derivatives do not trade on an established exchange (referred to as over-the-counter (OTC) derivatives) and are simply financial contracts between the Fund and a counterparty. When the Fund is owed money on an OTC derivative, the Fund is dependent on the counterparty to pay or, in some cases, deliver the underlying asset, unless the Fund can otherwise sell its derivative contract to a third party prior to its expiration. Many counterparties are financial institutions such as banks and broker-dealers and their creditworthiness (and ability to pay or perform) may be negatively impacted by factors affecting financial institutions generally. In addition, in the event that a counterparty becomes bankrupt or insolvent, the Fund’s ability to recover the collateral that the Fund has on deposit with the counterparty could be delayed or impaired. For derivatives traded on a centralized exchange, the Fund generally is dependent upon the solvency of the relevant exchange clearing house (which acts as a guarantor for each contractual obligation under such derivatives) for payment on derivative instruments for which the Fund is owed money.
■	Leverage Risk. Many derivatives do not require a payment up front equal to the economic exposure created by owning the derivative, which creates a form of leverage. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative. Leverage may therefore make the Fund’s returns more volatile and increase the risk of loss. The Fund segregates or earmarks liquid assets with a value at least equal to the amount that the Fund owes the derivative counterparty each day, if any, or otherwise holds instruments that offset the Fund’s daily obligation under the derivatives instrument. This process is sometimes referred to as “cover.” The amount of liquid assets needed as cover will fluctuate over time as the value of the derivative instrument rises and falls. If the value of the Fund’s derivative positions or the value of the assets used as cover unexpectedly decreases, the Fund may be forced to segregate additional liquid assets as cover or sell assets at a disadvantageous time or price to meet its derivative obligations or to meet redemption requests, which could affect management of the Fund and the Fund’s returns. In certain market conditions, losses on derivative instruments can grow larger while the value of the Fund’s other assets fall, resulting in the Fund’s derivative positions becoming a larger percentage of the Fund’s investments.
■	Liquidity Risk. There is a smaller pool of buyers and sellers for certain derivatives, particularly OTC derivatives, than more traditional investments such as stocks. These buyers and sellers are often financial institutions that may be unable or unwilling to buy or sell derivatives during times of financial or market stress. Derivative instruments may therefore be less liquid than more traditional investments and the Fund may be unable to sell or exit its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. To the extent that the Fund is unable to exit a derivative position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the liquidity of the Fund and its ability to meet redemption requests may be impaired to the extent that a substantial portion of the Fund’s otherwise liquid assets must be used as margin or cover. Another consequence of illiquidity is that the Fund may be required to hold a derivative instrument to maturity and take or make delivery of the underlying asset that the Adviser would otherwise have attempted to avoid.
■	Other Risks. Compared to other types of investments, derivatives may be harder to value and may also be less tax efficient, as described under the “Taxes” section of the prospectus. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Fund’s taxable income or gains, and may limit or prevent the Fund from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Fund to change its investment strategy. To the extent that the Fund uses derivatives for hedging or to gain or limit exposure to a particular market or market segment, there may be imperfect correlation between the value of the derivative instrument and the value of the instrument being hedged or the relevant market or market segment, in which case the Fund may not realize the intended benefits. There is also the risk that during adverse market conditions, an instrument which would usually operate as a hedge provides no hedging benefits at all. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company.
High Yield Debt Securities (Junk Bond) Risk. The Fund’s investments in high yield debt securities (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due and are more susceptible to default or decline in market value due to adverse economic, regulatory, political or company developments than higher rated or investment grade securities. Prices of high yield debt securities tend to be very volatile. These securities are less liquid than investment grade debt securities and may be difficult to sell at a desirable time or price, particularly in times of negative sentiment toward high yield securities.
Inverse Floating Rate Obligations Risk. Inverse floating rate obligations (inverse floaters) represent interests in bonds with interest rates that vary inversely to changes in short-term rates. As short-term rates rise, inverse floaters produce less income, and as short-term rates decline, inverse floaters produce more income. As a result, the price of inverse floaters is expected to decline when interest rates rise, and generally will decline further than the price of a bond with a similar maturity. The price of inverse floaters is typically more volatile than the price of bonds with similar maturities. Interest rate risk and price volatility of inverse floaters can be particularly high if leverage is used in the formula that determines the interest payable by the inverse floater. Leverage may make the Fund’s returns more volatile and increase the risk of loss. The Fund generally invests in inverse floaters that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The market value of a “leveraged” inverse floater will fluctuate in response to changes in market rates of interest to a greater extent than the value of an unleveraged investment, and the value of, and income earned on, an inverse floater that has a higher degree of leverage are more likely to be eliminated entirely under adverse market conditions. The use of short-term floating rate obligations may require the Fund to segregate or earmark cash or liquid assets to cover its obligations. Securities so segregated or earmarked will be unavailable for sale by the Fund (unless replaced by other securities qualifying for segregation requirements), which may limit the Fund’s flexibility and may require that the Fund sell other portfolio investments at a time when it may be disadvantageous to sell such assets. Upon the
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occurrence of certain adverse events, the special purpose trust that created the inverse floater may be collapsed and the underlying security liquidated, and the Fund could lose the entire amount of its investment in the inverse floater and may, in some cases, be contractually required to pay the negative difference, if any, between the liquidation value of the underlying security and the principal amount of the short-term floating rate interests. Recent regulatory changes have prompted changes to the structure of tender option bonds. The Fund’s enhanced role under the revised structure may increase the Fund’s operational and regulatory risk.
Liquidity Risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. An investment may be illiquid due to a lack of trading volume in the investment or if the investment is privately placed and not traded in any public market or is otherwise restricted from trading. Certain restricted securities require special registration and pose valuation difficulties. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.
Management Risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. There can be no guarantee that the Adviser’s investment techniques or investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investments or investment strategies available to the investment manager in connection with managing the Fund, which may also adversely affect the ability of the Fund to achieve its investment objective.
Market Risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. The value of the Fund’s investments may go up or down due to general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, or adverse investor sentiment generally. The value of the Fund’s investments may also go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within an industry. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
Medium- and Lower-Grade Municipal Securities Risk. Securities which are in the medium- and lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturity, but they also generally involve more volatility and greater risks, such as greater credit risk, market risk, liquidity risk and management risk. Furthermore, many issuers of medium- and lower-grade securities choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. As such, the Fund’s portfolio may consist of a higher portion of unrated securities as compared with an investment company that invests solely in higher-grade securities. Unrated securities may not be as attractive to as many buyers as are rated securities, a factor which may make unrated securities less able to be sold at a desirable time or price. These factors may limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets.
Money Market Fund Risk. Although money market funds generally seek to preserve the value of an investment at $1.00 per share, the Fund may lose money by investing in money market funds. A money market fund's sponsor has no legal obligation to provide financial support to the money market fund. The credit quality of a money market fund's holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the money market fund's share price. A money market fund's share price can also be negatively affected during periods of high redemption pressures, illiquid markets and/or significant market volatility. To the extent the Fund holds cash or cash equivalents rather than securities in which it primarily invests or uses to manage risk, the Fund may not achieve its investment objectives and may underperform. Furthermore, amendments to money market fund regulations could impact a money market fund's operations and possibly negatively impact its return.
Municipal Issuer Focus Risk. The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics. From time to time, the Fund’s investments may include securities that alone or together with securities held by other funds or accounts managed by the Adviser, represents a major portion or all of an issue of municipal securities. Because there may be relatively few potential purchasers for such investments and, in some cases, there may be contractual restrictions on resales, the Fund may find it more difficult to sell such securities at a desirable time or price.
Municipal Securities Risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Municipal obligations may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. Municipal securities structured as revenue bonds are generally not backed by the taxing power of the issuing municipality but rather the revenue from the particular project or entity for which the bonds were issued. If the Internal Revenue Service determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could be treated as taxable, which could result in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
Non-Diversification Risk. The Fund is non-diversified, meaning it can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. Because a large percentage of the Fund’s assets may be invested in a limited number of issuers, a change in the value of one or a few issuers’ securities will affect the value of the Fund more than would occur in a diversified fund.
Variable-Rate Demand Notes Risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of these instruments, and a portfolio could suffer a loss if the issuer defaults during periods in which a portfolio is not entitled to exercise its demand rights.
When-Issued, Delayed Delivery and Forward Commitment Risks. When-issued and delayed delivery transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the counterparty to complete the transaction may result in the
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Fund missing the opportunity of obtaining a price or yield considered to be advantageous. These transactions have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date. These investments therefore increase the Fund’s overall investment exposure and, as a result, its volatility. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has set aside to cover these positions.
Zero Coupon or Pay-In-Kind Securities Risk. Zero coupon and pay-in-kind securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer’s financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative. Investors may purchase zero coupon and pay-in-kind securities at a price below the amount payable at maturity. Because such securities do not entitle the holder to any periodic payments of interest prior to maturity, this prevents any reinvestment of interest payments at prevailing interest rates if prevailing interest rates rise. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than coupon loans. Pay-in-kind securities may have a potential variability in valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral. Special tax considerations are associated with investing in certain lower-grade securities, such as zero coupon or pay-in-kind securities.
Invesco Small Cap Discovery Fund
Objective(s) and Strategies
The Fund’s investment objective is to seek capital appreciation. The Fund’s investment objective may be changed by the Board of Trustees (the Board) without shareholder approval.
The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small-capitalization companies, and in other instruments that have economic characteristics similar to such securities. The Fund invests primarily in equity securities of small-capitalization companies that the Adviser believes have above-average potential for capital appreciation. The principal type of equity security in which the Fund invests is common stock.
The Fund considers a company to be a small-capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000® Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. As of August 31, 2016, the capitalization of companies in the Russell 2000® Index ranged from $25 million to $5.9 billion. The Russell 2000® Index measures the performance of the 2,000 smallest issuers in the Russell 3000® Index, which measures the performance of the 3,000 largest U.S. issuers. The Russell 2000® Index is widely regarded as representative of small capitalization issuers.
The Fund emphasizes a growth style of investing. The companies and industries in which the Fund invests will change over time depending on the assessment of the Adviser of growth opportunities.
The Fund does not limit its investments to any single group or type of security. The Fund may invest in companies with new management or management reliant upon one or a few key people, special products and techniques, limited or cyclical operating history, product lines, services, markets or resources, distribution channels, financial resources, or unusual developments, such as acquisitions, mergers, liquidations, bankruptcies or leveraged buyouts. The Fund may also invest in securities involving special circumstances, such as IPOs.
The Fund may invest up to 10% of its net assets in REITs. REITs pool investors’ funds for investment primarily in commercial real estate properties or real estate related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs.
The Fund may invest up to 25% of its net assets in securities of foreign issuers.
The Adviser uses a bottom-up disciplined style of investing that emphasizes the analysis of individual stocks rather than economic and market cycles. The Adviser relies on its research capabilities and company/analyst meetings in reviewing companies. The Adviser believes that stock prices are driven by expected earnings growth, the expected long-term sustainability of that growth and the market’s valuation of those factors. Therefore, in selecting securities for investment, the Adviser seeks those companies that it believes are currently mispriced based on growth expectations and the sustainability of that growth in the market. The Fund generally seeks companies that appear to be positioned to produce an attractive level of future earnings through the development of new products, services or markets or as a result of changing markets or industry conditions. The Adviser expects that many of the companies in which the Fund invests may, at the time of investment, be experiencing higher rates of earnings growth than average.
The Fund incorporates risk management into portfolio construction and its investment process attempts to maximize the relationship between risk and return. The Fund considers selling a security for any of the following reasons: (1) investment thesis plays out or is no longer valid; (2) fundamentals deteriorate; (3) macroeconomic conditions change; or (4) risk/ reward ratio becomes unfavorable or a higher conviction investment idea arises with better risk/reward ratio.
In anticipation of or in response to market, economic, political, or other conditions, the Fund’s portfolio managers may temporarily use a different investment strategy for defensive purposes. If the Fund’s portfolio managers do so, different factors could affect the Fund’s performance and the Fund may not achieve its investment objective.
The Fund’s investments in the types of securities and other investments described in this prospectus vary from time to time, and, at any time, the Fund may not be invested in all of the types of securities and other investments described in this prospectus. The Fund may also invest in securities and other investments not described in this prospectus.
For more information, see “Description of the Funds and Their Investments and Risks” in the Fund’s SAI.
Risks
The principal risks of investing in the Fund are:
Foreign Securities Risk. The value of the Fund's foreign investments may be adversely affected by political and social instability in the home countries of the issuers of the investments, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls, and may therefore be more susceptible to fraud or corruption. Also, there may be less publicly available information about companies in certain foreign countries than about U.S. companies making it more difficult for the Adviser to evaluate those companies. The laws of certain countries may put limits on the Fund’s ability to recover its assets held at a foreign bank if the foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. Trading in many foreign securities may be less liquid and more volatile than
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U.S. securities due to the size of the market or other factors. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
Growth Investing Risk. Growth stocks can perform differently from the market as a whole as growth stocks tend to be more expensive relative to the issuing company’s earnings or assets compared with other types of stock. As a result, they tend to be more sensitive to changes in the issuing company’s earnings or investors’ expectations of such earnings and can be more volatile.
Initial Public Offerings (IPO) Risk. The prices of IPO securities often fluctuate more than prices of securities of companies with longer trading histories and sometimes experience significant price drops shortly after their initial issuance. In addition, companies offering securities in IPOs may have less experienced management or limited operating histories. There can be no assurance that the Fund will have favorable IPO investment opportunities.
Management Risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. There can be no guarantee that the Adviser’s investment techniques or investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investments or investment strategies available to the investment manager in connection with managing the Fund, which may also adversely affect the ability of the Fund to achieve its investment objective.
Market Risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. The value of the Fund’s investments may go up or down due to general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, or adverse investor sentiment generally. The value of the Fund’s investments may also go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within an industry. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
REIT Risk/Real Estate Risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Real estate companies, including REITs or similar structures, tend to be small- and mid-cap companies and their shares may be more volatile and less liquid than larger companies. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors.
Sector Focus Risk. The Fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market sector or group of related industries. In this event, the Fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that the Fund will lose significant value if conditions adversely affect that sector or group of industries.
Small- and Mid-Capitalization Companies Risks. Investing in securities of small and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market.
Invesco Strategic Real Return Fund
Objective(s) and Strategies
The Fund’s investment objective is to seek to mitigate the effects of unanticipated inflation and to provide current income. The Fund’s investment objective may be changed by the Board of Trustees (the Board) without shareholder approval.
The Fund seeks to achieve its investment objective by actively allocating assets across three debt-related asset classes: (i) U.S. Treasury Inflation-Protected Securities (TIPS Portfolio); (ii) bank loans (Bank Loan Portfolio); and (iii) high yield securities (High Yield Portfolio), all of which are described in further detail below. The Adviser periodically will allocate assets between and within the three asset classes based on their relative risk and return expectations.
In addition to the three primary asset classes above, the Adviser may make opportunistic investments in other asset classes that it believes have favorable prospects for current income in inflationary environments. For example, the Adviser may make opportunistic investments in convertible securities if it believes they have favorable prospects of offering a competitive current income stream in inflationary environments.
The Fund may invest in securities or loans of issuers located in foreign countries, including securities or loans of issuers located in emerging markets countries, i.e., those that are in the initial stages of their industrial cycles. The Fund’s securities and loans can be denominated in either U.S. dollars or foreign currencies.
The Fund will use derivative instruments for risk management, portfolio management, earning income, managing target duration, hedging interest rate sensitivity of individual bonds, hedging credit risk, hedging currency risk or gaining or reducing exposure to interest rates or a particular asset class or issuer. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. The Fund’s use of derivatives will involve the purchase and sale of interest rate swaps and futures (including treasury futures), options on bond or interest rate futures, credit default swaps, credit default index swaps, consumer price index swaps, currency futures, forward foreign currency contracts and other related instruments and techniques. The Fund’s investments in certain derivatives may create leveraged exposure to certain fixed income markets. Leverage occurs when the investments in derivatives create greater economic exposure than the amount invested. The Fund may hold long and short positions in derivatives. A long derivative position involves the Fund buying a derivative with the anticipation of a price increase of the underlying asset, and a short derivative position involves the Fund writing (selling) a derivative with the anticipation of a price decrease of the underlying asset.
A futures contract is a standardized agreement between two parties to buy or sell a specified quantity of an underlying asset at a specified price at a specified future time. The value of a futures contract tends to increase and decrease with the value of the underlying asset. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled by purchasing an offsetting
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contract, physically delivering the underlying asset on the settlement date or paying a cash settlement amount on the settlement date. The Fund can use futures contracts to hedge or adjust the Fund’s exposure to interest rates and to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.
An option is a derivative financial instrument that reflects a contract between two parties for a future transaction on an asset at a reference price. The buyer of the option gains the right, but not the obligation, to engage in that transaction, while the seller incurs the corresponding obligation to fulfill the transaction. The price of an option derives from the difference between the reference price and the value of the underlying asset (commonly a stock, a bond, a currency or a futures contract) plus a premium based on the time remaining until the expiration of the option. Other types of options exist, and options can in principle be created for any type of valuable asset. The Fund can use options, including options on bond or interest rate futures, to manage interest rate exposure.
A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, commodities, currencies or other assets. The notional amount of a swap is based on the nominal or face amount of a reference asset that is used to calculate payments made on that swap; the notional amount typically is not exchanged between counterparties. The parties to the swap use variations in the value of the underlying asset to calculate payments between them through the life of the swap. The Fund can use swap contracts to gain exposure to interest rates or a particular issuer or asset class, to hedge credit risk or take a position on a basket of credit entities, or to hedge interest rate sensitivity of individual bonds or exposure to interest rates.
A forward foreign currency contract is an agreement between parties to exchange a specified amount of currency at a specified future time at a specified rate. The Fund can use forward foreign currency contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.
High Yield Portfolio
The High Yield Portfolio invests primarily in debt securities of U.S. and foreign issuers denominated in U.S. dollars that are determined to be below investment grade quality. Below investment grade securities are commonly known as “junk bonds.” Investment grade securities are: (i) securities rated BBB- or higher by Standard & Poor’s Ratings Services (S&P) or Baa3 or higher by Moody’s Investors Service, Inc. (Moody’s) or an equivalent rating by another NRSRO, (ii) securities with comparable short-term NRSRO ratings, or (iii) unrated securities determined by the Adviser to be of comparable quality, each at the time of purchase. The High Yield Portfolio will invest principally in junk bonds rated B or above by an NRSRO or, if unrated, deemed to be of comparable quality by the portfolio managers. There is no requirement with respect to the maturity or duration of debt securities in which this segment of the Fund may invest.
The High Yield Portfolio may invest in affiliated and unaffiliated ETFs and open-end and closed-end investment companies to manage its exposure to the high yield debt asset class.
The High Yield Portfolio may invest in preferred stocks.
The High Yield Portfolio may purchase asset-backed securities such as collateralized loan obligations (CLOs).
The High Yield Portfolio may invest in illiquid or thinly traded securities. The High Yield Portfolio may also invest in Rule 144A private placement securities that are subject to resale restrictions.
The High Yield Portfolio can invest in derivative instruments including futures contracts and swap contracts.
In selecting securities for the High Yield Portfolio, the portfolio managers focus on high yield bonds that they believe have favorable prospects for high current income and the possibility of growth of capital. The portfolio managers’ research generally includes a bottom-up fundamental analysis of an issuer before its securities are purchased by the Fund. The fundamental analysis may involve an evaluation by a team of credit analysts of an issuer’s financial statements in order to assess its financial condition. The credit analysts also assess the ability of an issuer to reduce its leverage (i.e., the amount of its debt). The team’s analysis may include, but is not limited to: (i) an ongoing review of the securities’ relative value compared with other high yield bonds, and (ii) a top-down analysis of sector and macro-economic trends, such as changes in interest rates. The portfolio managers attempt to control the High Yield Portfolio’s risk by (i) limiting the portfolio’s assets that are invested in any one security, and (ii) diversifying the portfolio’s holdings over a number of different industries
Decisions to purchase or sell securities are determined by the relative value considerations of the investment professionals that factor in economic and credit-related fundamentals, market supply and demand, market dislocations and situation-specific opportunities. The purchase or sale of securities may be related to a decision to alter the Fund’s macro risk exposure (such as duration, yield curve positioning and sector exposure), a need to limit or reduce the Fund’s exposure to a particular security or issuer, degradation of an issuer’s credit quality, or general liquidity needs of the Fund.
Bank Loan Portfolio
The Bank Loan Portfolio invests in (i) senior secured floating rate loans made by banks and other lending institutions, (ii) senior secured floating rate debt instruments, (iii) unsecured bank loans, and (iv) secured and unsecured notes and bonds. Floating rate loans are made to or issued by companies (borrowers), which may include US and non-US companies, and bear interest at a floating rate that resets periodically. Secured floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts and refinancings. Floating rate loans are typically structured and administered by a financial institution that acts as agent for the lenders in the lending group. Floating rate loans will generally be purchased from banks or other financial institutions through assignments or participations. A direct interest in a floating rate loan may be acquired directly from the agent or another lender by assignment or an indirect interest may be acquired as a participation in another lender’s portion of a floating rate loan. The Fund’s exposure to this asset class may be achieved through investments in other underlying mutual funds advised by the Adviser and ETFs advised by PowerShares Capital. The Adviser and PowerShares Capital are affiliates of each other as they both are indirect wholly-owned subsidiaries of Invesco Ltd.
The Bank Loan Portfolio may invest in floating rate loans and floating rate debt securities that are determined to be below investment grade.
The Bank Loan Portfolio may invest in floating rate loans and floating rate debt securities of non-U.S. borrowers or issuers that are U.S. dollar denominated or otherwise provide for payment in U.S. dollars.
The Bank Loan Portfolio may invest in CLOs. The Bank Loan Portfolio also may invest in defaulted or distressed loans, loans to bankrupt companies, and in subordinated loans. Some of the floating rate loans and debt securities in which the Fund may invest will be considered illiquid.
The Bank Loan Portfolio can invest in derivative instruments including swap contracts, the underlying assets of which are senior secured loans, second lien loans, unsecured corporate loans and secured or unsecured bonds.
The portfolio managers construct the Bank Loan Portfolio using a process that focuses on obtaining access to the widest possible range of potential investments available in the market and ongoing credit analysis of issuers. In constructing the portfolio, the portfolio managers analyze each company to determine the company’s earnings potential and other factors indicating the sustainability of earnings growth. In selecting loans and debt securities for the Bank Loan Portfolio, the portfolio managers perform their own independent credit analysis on each borrower and on the collateral securing each loan. Among the factors that the portfolio managers consider
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are the nature of the industry in which the borrower operates, the nature of the borrower’s assets and the general quality and creditworthiness of the borrower.
Decisions to purchase or sell loans and securities are determined by the relative value considerations of the investment professionals that factor in economic and credit-related fundamentals, market supply and demand, market dislocations and situation-specific opportunities. The purchase or sale of loans and securities may be related to a decision to alter the Fund’s macro risk exposure, a need to limit or reduce the Fund’s exposure to a particular security or issuer, degradation of an issuer’s credit quality, or general liquidity needs of the Fund.
TIPS Portfolio
The TIPS Portfolio generally will invest in TIPS that comprise The BofA Merrill Lynch US Inflation-Linked Treasury IndexSM (the Underlying Index). The Underlying Index is an unmanaged index comprised of TIPS with at least $1 billion in outstanding face value, a remaining term to final maturity of greater than one year and that have interest and principal payments tied to inflation. TIPS are publically issued, dollar-denominated U.S. Government securities issued by the U.S. Treasury that have principal and interest payments linked to official inflation (as measured by the Consumer Price Index, or CPI). Their payments are supported by the full faith and credit of the United States. The Underlying Index is capitalization-weighted and the composition of TIPS is updated monthly. Cash flows from bond payments that are received during the month are retained in the Underlying Index until the end of the month and then are removed as part of the rebalancing. Cash does not earn any reinvestment income while it is held in the Underlying Index. The Underlying Index does not reflect deductions for fees, expenses or taxes.
The portfolio management team uses a replication strategy to track, as closely as possible, the securities in the Underlying Index and their respective weightings, by investing directly in securities that make up the Underlying Index. The portfolio management team adjusts the composition of the Fund to reflect changes in the composition of the Underlying Index and may use a representative sampling methodology to track the performance of the Underlying Index. Representative sampling means that the portfolio management team may use a quantitative analysis to select either a subset of the securities that make up the Underlying Index or a combination of some or all of the securities that make up the Underlying Index and other securities that are not part of the Underlying Index. In either case, the representative sampling of securities selected by the portfolio management team should have, in the aggregate, the investment characteristics that are similar to the Underlying Index in terms of key factors, performance attributes and other characteristics, such as market capitalization, industry weightings, country weightings, duration, maturity credit quality, yield and coupon, as applicable. It is expected that the portfolio management team will use this representative sampling methodology where it is difficult to acquire the necessary securities that make up the Underlying Index, where the asset levels of the Fund do not allow for the holding of all the securities that make up the Underlying Index or where it is otherwise beneficial to the Fund to do so.
Unlike many investment companies, the TIPS Portfolio does not attempt to outperform the Underlying Index. Rather, the TIPS Portfolio uses an indexing approach, which may eliminate the chance that the TIPS Portfolio will substantially outperform the Underlying Index, but it may also reduce some of the risk of active management. Indexing seeks to achieve lower costs by keeping portfolio turnover low in comparison to actively managed investment companies.
The TIPS Portfolio can invest in derivative instruments including futures contracts and swap contracts. The TIPS Portfolio may purchase and sell securities on a when issued, delayed delivery or forward commitment basis. The TIPS Portfolio may, with limitations, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs).
Additional Investment Information
In anticipation of or in response to market, economic, political, or other conditions, the Fund’s portfolio managers may temporarily use a different investment strategy for defensive purposes. If the Fund’s portfolio managers do so, different factors could affect the Fund’s performance and the Fund may not achieve its investment objective.
The Fund’s investments in the types of securities and other investments described in this prospectus vary from time to time, and, at any time, the Fund may not be invested in all of the types of securities and other investments described in this prospectus. The Fund may also invest in securities and other investments not described in this prospectus.
For more information, see “Description of the Funds and Their Investments and Risks” in the Fund’s SAI.
Risks
The principal risks of investing in the Fund are:
Asset-Backed Securities Risk. Asset-backed securities differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. Asset-backed securities are subject to prepayment or call risk, which is the risk that a borrower's payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund's income. Asset-backed securities also are subject to extension risk. A rise in interest rates could reduce the rate of prepayments and extend the life of the asset-backed securities, causing the price of the asset-backed securities and the Fund’s share price to fall.
Bank Loan Risk. There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, liquidity risk and prepayment risk. Lack of an active trading market, restrictions on resale, irregular trading activity, wide bid/ask spreads and extended trade settlement periods may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. The risk of holding bank loans is also directly tied to the risk of insolvency or bankruptcy of the issuing banks. If the borrower defaults on its obligation to pay, there is the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns. The value of bank loans can be affected by and sensitive to changes in government regulation and to economic downturns in the United States and abroad. Bank loans generally are floating rate loans, which are subject to interest rate risk as the interest paid on the floating rate loans adjusts periodically based on changes in widely accepted reference rates.
Changing Fixed Income Market Conditions Risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may persist in the future, potentially leading to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. In addition, because of changing central bank policies, the Fund may experience higher than normal shareholder redemptions which
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could potentially increase portfolio turnover and the Fund’s transaction costs and potentially lower the Fund’s performance returns.
Collateralized Loan Obligations Risk. CLOs are subject to the risks of substantial losses due to actual defaults by underlying borrowers, which will be greater during periods of economic or financial stress. CLOs may also lose value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of CLOs will be greater if the Fund invests in CLOs that hold loans of uncreditworthy borrowers or if the Fund holds subordinate tranches of the CLO that absorbs losses from the defaults before senior tranches. In addition, CLOs are subject to interest rate risk and credit risk.
Convertible Securities Risk. The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since a convertible security derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events. These convertible securities are subject to an increased risk of loss and are generally subordinate in rank to other debt obligations of the issuer. Convertible securities may be rated below investment grade.
Debt Securities Risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. If an issuer seeks to restructure the terms of its borrowings or the Fund is required to seek recovery upon a default in the payment of interest or the repayment of principal, the Fund may incur additional expenses. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
Defaulted Securities Risk. Defaulted securities pose a greater risk that principal will not be repaid than non-defaulted securities. The Fund will generally not receive interest payments on defaulted securities and may incur costs to protect its investment. Defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale. Investments in defaulted securities and obligations of distressed issuers are considered speculative and the prices of these securities may be more volatile than non-defaulted securities.
Derivatives Risk. A derivative is an instrument whose value depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, which are described below.
■	Counterparty Risk. Certain derivatives do not trade on an established exchange (referred to as over-the-counter (OTC) derivatives) and are simply financial contracts between the Fund and a counterparty.
When the Fund is owed money on an OTC derivative, the Fund is dependent on the counterparty to pay or, in some cases, deliver the underlying asset, unless the Fund can otherwise sell its derivative contract to a third party prior to its expiration. Many counterparties are financial institutions such as banks and broker-dealers and their creditworthiness (and ability to pay or perform) may be negatively impacted by factors affecting financial institutions generally. In addition, in the event that a counterparty becomes bankrupt or insolvent, the Fund’s ability to recover the collateral that the Fund has on deposit with the counterparty could be delayed or impaired. For derivatives traded on a centralized exchange, the Fund generally is dependent upon the solvency of the relevant exchange clearing house (which acts as a guarantor for each contractual obligation under such derivatives) for payment on derivative instruments for which the Fund is owed money.
■	Leverage Risk. Many derivatives do not require a payment up front equal to the economic exposure created by owning the derivative, which creates a form of leverage. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative. Leverage may therefore make the Fund’s returns more volatile and increase the risk of loss. The Fund segregates or earmarks liquid assets with a value at least equal to the amount that the Fund owes the derivative counterparty each day, if any, or otherwise holds instruments that offset the Fund’s daily obligation under the derivatives instrument. This process is sometimes referred to as “cover.” The amount of liquid assets needed as cover will fluctuate over time as the value of the derivative instrument rises and falls. If the value of the Fund’s derivative positions or the value of the assets used as cover unexpectedly decreases, the Fund may be forced to segregate additional liquid assets as cover or sell assets at a disadvantageous time or price to meet its derivative obligations or to meet redemption requests, which could affect management of the Fund and the Fund’s returns. In certain market conditions, losses on derivative instruments can grow larger while the value of the Fund’s other assets fall, resulting in the Fund’s derivative positions becoming a larger percentage of the Fund’s investments.
■	Liquidity Risk. There is a smaller pool of buyers and sellers for certain derivatives, particularly OTC derivatives, than more traditional investments such as stocks. These buyers and sellers are often financial institutions that may be unable or unwilling to buy or sell derivatives during times of financial or market stress. Derivative instruments may therefore be less liquid than more traditional investments and the Fund may be unable to sell or exit its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. To the extent that the Fund is unable to exit a derivative position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the liquidity of the Fund and its ability to meet redemption requests may be impaired to the extent that a substantial portion of the Fund’s otherwise liquid assets must be used as margin or cover. Another consequence of illiquidity is that the Fund may be required to hold a derivative instrument to maturity and take or make delivery of the underlying asset that the Adviser would otherwise have attempted to avoid.
■	Other Risks. Compared to other types of investments, derivatives may be harder to value and may also be less tax efficient, as described under the “Taxes” section of the prospectus. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Fund’s taxable income or gains, and may limit or prevent the Fund from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or
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require the Fund to change its investment strategy. To the extent that the Fund uses derivatives for hedging or to gain or limit exposure to a particular market or market segment, there may be imperfect correlation between the value of the derivative instrument and the value of the instrument being hedged or the relevant market or market segment, in which case the Fund may not realize the intended benefits. There is also the risk that during adverse market conditions, an instrument which would usually operate as a hedge provides no hedging benefits at all. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company.
Emerging Markets Securities Risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent, and subject to sudden change. Other risks of investing in emerging markets securities may include additional transaction costs, delays in settlement procedures, and lack of timely information.
Exchange-Traded Funds Risk. In addition to the risks associated with the underlying assets held by the exchange-traded fund, investments in exchange-traded funds are subject to the following additional risks: (1) the market price of an exchange-traded fund’s shares may trade above or below its net asset value; (2) an active trading market for the exchange-traded fund’s shares may not develop or be maintained; (3) trading an exchange-traded fund’s shares may be halted if the listing exchange’s officials deem such action appropriate; (4) a passively managed exchange-traded fund may not accurately track the performance of the reference asset; and (5) a passively managed exchange-traded fund would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the exchange-traded fund seeks to track. Investment in exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain exchange-traded funds in which the Fund may invest are leveraged. Investing in leveraged exchange-traded funds may result in economic leverage, which does not result in the possibility of the Fund incurring obligations beyond its investments, but nonetheless permits the Fund to gain exposure that is greater than would be the case in an unlevered instrument, which can result in greater volatility.
Financial Services Sector Risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector. Financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations. Unstable interest rates can have a disproportionate effect on companies in the financial services sector which could adversely affect the profitability of such companies. Financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, which makes them especially vulnerable to unstable economic conditions.
Foreign Securities Risk. The value of the Fund's foreign investments may be adversely affected by political and social instability in the home countries of the issuers of the investments, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls, and may therefore be more susceptible to fraud or corruption. Also, there may be less publicly available information about companies in certain foreign countries than about U.S. companies making it more difficult for the Adviser to evaluate those companies. The laws of certain countries may put limits on the Fund’s ability to recover its assets held at a foreign bank if the foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
High Yield Debt Securities (Junk Bond) Risk. The Fund’s investments in high yield debt securities (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due and are more susceptible to default or decline in market value due to adverse economic, regulatory, political or company developments than higher rated or investment grade securities. Prices of high yield debt securities tend to be very volatile. These securities are less liquid than investment grade debt securities and may be difficult to sell at a desirable time or price, particularly in times of negative sentiment toward high yield securities.
Indexing Risk. The TIPS Portfolio uses an indexing approach and, therefore, the adverse performance of a particular security necessarily will not result in the elimination of the security from the TIPS Portfolio. Ordinarily, the Adviser will not sell portfolio securities of the TIPS Portfolio except to reflect additions or deletions of the securities that comprise the Underlying Index, or as may be necessary to raise cash to pay Fund shareholders who sell Fund shares. As such, the TIPS Portfolio, and therefore the Fund, will be negatively affected by declines in the securities represented by the Underlying Index.
There is no guarantee, however, that the Adviser will be able to correlate the performance of the TIPS Portfolio with that of the Underlying Index because the Adviser’s ability to correlate performance of the TIPS Portfolio, before expenses, may be affected by many factors, including, but not limited to, the manner in which the Underlying Index is calculated; the differences between the securities held in the TIPS Portfolio and those included in the Underlying Index; transaction costs; pricing differences; fees and expenses incurred by the Fund, but are not incurred by the Underlying Index; and the Fund’s holding of cash. This risk may be heightened during times of market volatility or other unusual market conditions. The Adviser regularly monitors the correlation and, in the event the desired correlation is not achieved, the Adviser will determine what additional investment changes may need to be made.
Inflation-Indexed Securities Risk. Inflation-indexed securities typically provide principal and interest payments that are adjusted over time to reflect a rise (inflation) or a drop (deflation) in the general price level for goods and services. The values of inflation-indexed securities generally fluctuate in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities. Conversely, if inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. The Fund's income from its investments in
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inflation-indexed securities is likely to fluctuate considerably more than the income distributions of its investments in more traditional fixed-income securities.
Inflation-Indexed Securities Tax Risk. Any increase in the principal amount of an inflation-indexed security may be included for tax purposes in the Fund’s gross income, even though no cash attributable to such gross income has been received by the Fund. In such event, the Fund may be required to make annual distributions to shareholders that exceed the cash it has otherwise received. In order to pay such distributions, the Fund may be required to raise cash by selling portfolio investments. The sale of such investments could result in capital gains to the Fund and additional capital gain distributions to shareholders. In addition, adjustments during the taxable year for deflation to an inflation-indexed bond held by the Fund may cause amounts previously distributed to shareholders in the taxable year as income to be characterized as a return of capital.
Investment Companies Risk. When the Fund invests in other investment companies, it will bear additional expenses based on its pro rata share of the other investment company’s operating expenses, which could result in the duplication of certain fees, including management and administrative fees. The risk of owning an investment company generally reflects the risks of owning the underlying investments the investment company holds.
Liquidity Risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. An investment may be illiquid due to a lack of trading volume in the investment or if the investment is privately placed and not traded in any public market or is otherwise restricted from trading. Certain restricted securities require special registration and pose valuation difficulties. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.
Management Risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Because the Fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on the Fund’s net asset value. There can be no guarantee that the Adviser’s investment techniques or investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investments or investment strategies available to the investment manager in connection with managing the Fund, which may also adversely affect the ability of the Fund to achieve its investment objective.
Market Risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. The value of the Fund’s investments may go up or down due to general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, or adverse investor sentiment generally. The value of the Fund’s investments may also go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within an industry. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
Preferred Securities Risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities.
Preferred securities also may be subordinated to bonds or other debt instruments in an issuer’s capital structure, subjecting them to a greater risk of non-payment than these more senior securities. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred securities may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
Sampling Risk. The use by the TIPS Portfolio of a representative sampling approach will result in its holding a smaller number of securities than are in the Underlying Index and in the TIPS Portfolio holding securities not included in the Underlying Index. As a result, an adverse development respecting an issuer of securities held by the TIPS Portfolio could result in a greater decline in the Fund’s NAV than would be the case if all of the securities in the Underlying Index were held. The use by the TIPS Portfolio of a representative sampling approach may also include the risk that it may not track the return of the Underlying Index as well as it would have if the TIPS Portfolio held all of the securities in the Underlying Index.
Short Position Risk. The Fund will incur a loss on a short position if the price of the asset sold short increases from the short sale price. Because the Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. Short sales are speculative transactions and involve greater reliance on the investment adviser’s ability to accurately anticipate the future value of an asset or markets in general. Any gain on a short position is decreased, and any loss is increased, by the amount of any payment, dividend, interest or other transaction costs that the Fund may be required to pay with respect to the asset sold short. The counterparty to a short position or market factors, such as a sharp increase in prices, may prevent the Fund from closing out a short position at a desirable time or price and may reduce or eliminate any gain or result in a loss. In a rising market, the Fund’s short positions will cause the Fund to underperform the overall market and its peers that do not engage in shorting. If the Fund holds both long and short positions, both positions may decline simultaneously, in which case the short positions will not provide any buffer (hedge) from declines in value of the Fund’s long positions. Certain types of short positions involve leverage, which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of the Fund’s returns.
U.S. Government Obligations Risk. Obligations of U.S. Government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. Government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
When-Issued, Delayed Delivery and Forward Commitment Risks. When-issued and delayed delivery transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the counterparty to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. These transactions have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date. These investments therefore increase the Fund’s overall investment exposure and, as a result, its volatility. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has set aside to cover these positions.
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Portfolio Holdings
A description of Fund policies and procedures with respect to the disclosure of Fund portfolio holdings is available in the SAI, which is available at www.invesco.com/us.

Fund Management

The Adviser(s)
Invesco serves as each Fund’s investment adviser. The Adviser manages the investment operations of each Fund as well as other investment portfolios that encompass a broad range of investment objectives, and has agreed to perform or arrange for the performance of each Fund’s day-to-day management. The Adviser is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976.
Invesco Asset Management Limited (Invesco Asset Management) serves as Invesco Global Real Estate Income Fund’s investment sub-adviser. Invesco Asset Management, an affiliate of the Adviser, is located at 30 Finsbury Square, London EC2A 1AG, United Kingdom. Invesco Asset Management has been managing assets on behalf of consumers, institutional clients and institutional professionals through a broad product range, including investment companies with variable capital, investment trusts, individual savings accounts, pension funds, offshore funds and other specialist mandates since 1969, the year Invesco Asset Management was incorporated. Invesco Asset Management provides portfolio management services to the Fund.
Invesco Senior Secured Management, Inc. (Invesco Senior Secured) serves as Invesco Floating Rate Fund and Invesco Strategic Real Return Fund’s investment sub-adviser. Invesco Senior Secured, an affiliate of the Adviser, is located at 1166 Avenue of the Americas, New York, New York 10036. Invesco Senior Secured has experience managing senior secured loans dating back to 1990. Invesco Senior Secured manages a broad array of portfolio types including retail mutual funds, commingled institutional funds, separate accounts and structured products for a variety of retail and institutional investors (both public and private). Invesco Senior Secured provides portfolio management services to the Funds listed above.
Invesco Short Duration High Yield Municipal Fund and Invesco Strategic Real Return Fund
Sub-Advisers. Invesco has entered into Sub-Advisory Agreements with certain other affiliates to serve as sub-advisers to the Funds (the Sub-Advisers). Invesco may appoint the Sub-Advisers from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Funds. The Sub-Advisers and the Sub-Advisory Agreements are described in the SAI.
Potential New Sub-Advisers (Exemptive Order Structure). The SEC has also granted exemptive relief that permits the Adviser, subject to certain conditions, to enter into new sub-advisory agreements with affiliated or unaffiliated sub-advisers on behalf of the Funds without shareholder approval. The exemptive relief also permits material amendments to existing sub-advisory agreements with affiliated or unaffiliated sub-advisers (including the Sub-Advisory Agreements with the Sub-Advisers) without shareholder approval. Under this structure, the Adviser has ultimate responsibility, subject to oversight of the Board, for overseeing such sub-advisers and recommending to the Board their hiring, termination, or replacement. The structure does not permit investment advisory fees paid by the Funds to be increased without shareholder approval, or change the Adviser’s obligations under the investment advisory agreement, including the Adviser’s responsibility to monitor and oversee sub-advisory services furnished to the Funds.
Exclusion of Adviser from Commodity Pool Operator Definition
Invesco California Tax-Free Income Fund, Invesco Core Plus Bond Fund, Invesco Equally-Weighted S&P 500 Fund, Invesco Equity
and Income Fund, Invesco Floating Rate Fund, Invesco Global Real Estate Income Fund, Invesco Growth and Income Fund, Invesco Low Volatility Equity Yield Fund, Invesco Pennsylvania Tax Free Income Fund, Invesco S&P 500 Index Fund, Invesco Short Duration High Yield Municipal Fund and Invesco Strategic Real Return Fund
With respect to the Funds, the Adviser has claimed an exclusion from the definition of “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, the Adviser is relying upon a related exclusion from the definition of “commodity trading advisor” (CTA) under the CEA and the rules of the CFTC with respect to the Funds.
The terms of the CPO exclusion require the Funds, among other things, to adhere to certain limits on their investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable forwards. The Funds are permitted to invest in these instruments as further described in the Funds' SAIs. However, the Funds are not intended as vehicles for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Adviser’s reliance on these exclusions, or the Funds, their investment strategies or this prospectus.
Adviser Compensation
During the fiscal year ended August 31, 2016, the Adviser received compensation of 0.59% of Invesco American Franchise Fund’s average daily net assets, after fee waiver and/or expense reimbursement, if any.
During the fiscal year ended August 31, 2016, the Adviser received compensation of 0.47% of Invesco California Tax-Free Income Fund’s average daily net assets, after fee waiver and/or expense reimbursement, if any.
During the fiscal year ended August 31, 2016, the Adviser received compensation of 0.37% of Invesco Core Plus Bond Fund’s average daily net assets, after fee waiver and/or expense reimbursement, if any.
During the fiscal year ended August 31, 2016, the Adviser received compensation of 0.11% of Invesco Equally-Weighted S&P 500 Fund's average daily net assets, after fee waiver and/or expense reimbursement, if any.
During the fiscal year ended August 31, 2016, the Adviser received compensation of 0.34% of Invesco Equity and Income Fund's average daily net assets, after fee waiver and/or expense reimbursement, if any.
During the fiscal year ended August 31, 2016, the Adviser received compensation of 0.61% of Invesco Floating Rate Fund’s average daily net assets, after fee waiver and/or expense reimbursement, if any.
During the fiscal year ended August 31, 2016, the Adviser received compensation of 0.73% of Invesco Global Real Estate Income Fund’s average daily net assets, after fee waiver and/or expense reimbursement, if any.
During the fiscal year ended August 31, 2016, the Adviser received compensation of 0.35% of Invesco Growth and Income Fund's average daily net assets, after fee waiver and/or expense reimbursement, if any.
During the fiscal year ended August 31, 2016, the Adviser received compensation of 0.59% of Invesco Low Volatility Equity Yield Fund’s average daily net assets, after fee waiver and/or expense reimbursement, if any.
During the fiscal year ended August 31, 2016, the Adviser received compensation of 0.50% of Invesco Pennsylvania Tax Free Income Fund's average daily net assets, after fee waiver and/or expense reimbursement, if any.
During the fiscal year ended August 31, 2016, the Adviser received compensation of 0.12% of Invesco S&P 500 Index Fund's average daily net assets, after fee waiver and/or expense reimbursement, if any.
The Adviser receives a fee from Invesco Short Duration High Yield Municipal Fund, calculated at the annual rate of 0.50% of the first
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$300 million, 0.46% of the next $300 million and 0.42% of the amount over $600 million of average daily net assets.
During the fiscal year ended August 31, 2016, the Adviser received compensation of 0.78% of Invesco Small Cap Discovery Fund's average daily net assets, after fee waiver and/or expense reimbursement, if any.
During the fiscal year ended August 31, 2016, the Adviser did not receive any compensation from Invesco Strategic Real Return Fund's average daily net assets, after fee waiver and/or expense reimbursement, if any.
The Adviser, not the Fund, pays sub-advisory fees, if any.
A discussion regarding the basis for the Board’s approval of the investment advisory agreement and investment sub-advisory agreements of each Fund is available in each Fund’s most recent annual report to shareholders for the twelve-month period ended August 31.
Portfolio Managers
Investment management decisions for Invesco Floating Rate Fund and Invesco Strategic Real Return are made by the investment management teams at Invesco and Invesco Senior Secured.
Investment decisions for Invesco Global Real Estate Income Fund are made by the investment management teams at Invesco and Invesco Asset Management.
The following individuals are jointly and primarily responsible for the day-to-day management of each Fund’s portfolio:
Invesco American Franchise Fund
■	Erik Voss, (lead manager), Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 2010.
■	Ido Cohen, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 2010.
Invesco California Tax-Free Income Fund
■	Mark Paris, Portfolio Manager, who has been responsible for the Fund since 2015 and has been associated with Invesco and/or its affiliates since 2010.
■	John Connelly, Portfolio Manager, who has been responsible for the Fund since 2016 and has been associated with Invesco and/or its affiliates since 2016. From 1994 to 2015, he was employed by Raymond James & Associates, where he served as Senior Vice President of Municipal High Yield Trading from 2012 to 2015. Prior to 2012, he served as Director of the Municipal High Yield Trading Group.
■	Tim O'Reilly, Portfolio Manager, who has been responsible for the Fund since 2016 and has been associated with Invesco and/or its affiliates since 2010.
■	James Phillips, Portfolio Manager, who has been responsible for the Fund since 2015 and has been associated with Invesco and/or its affiliates since 2010.
■	Robert Stryker, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 2010. Mr. Stryker served as Portfolio Manager of the predecessor fund since 2009.
■	Julius Williams, Portfolio Manager, who has been responsible for the Fund since 2011 and has been associated with Invesco and/or its affiliates since 2010.
Invesco Core Plus Bond Fund
■	Matthew Brill, Portfolio Manager, who has been responsible for the Fund since 2015 and has been associated with Invesco and/or its affiliates since 2013. From 2005 to 2013, he was employed by ING Investment Management and most recently served as Vice President and Portfolio Manager.
■	Chuck Burge, Portfolio Manager, who has been responsible for the Fund since 2009, and has been associated with Invesco and/or its affiliates since 2002.
■	Michael Hyman, Portfolio Manager, who has been responsible for the Fund since 2013 and has been associated with Invesco and/or its affiliates since 2013. From 2001 to 2013, he was employed by ING Investment Management and most recently served as Senior Vice President and Head of Investment Grade Corporate Credit.
■	Joseph Portera, Portfolio Manager, who has been responsible for the Fund since 2013 and has been associated with Invesco and/or its affiliates since 2012. From 2009 to 2012, he was a Managing Director and lead Portfolio Manager at Hartford Investment Management.
■	Rashique Rahman, Portfolio Manager, who has been responsible for the Fund since 2015 and has been associated with Invesco and/or its affiliates since 2014. From 2009 to 2014, he was employed by Morgan Stanley where he served as co-head of Global FX and Emerging Markets Strategy.
■	Scott Roberts, Portfolio Manager, who has been responsible for the Fund since 2012 and has been associated with Invesco and/or its affiliates since 2000.
■	Robert Waldner, Portfolio Manager, who has been responsible for the Fund since 2013 and has been associated with Invesco and/or its affiliates since 2013. From 1995 to 2013, he was employed by Franklin Templeton and most recently served as Senior Vice President.
Invesco Equally-Weighted S&P 500 Fund
■	Anthony Munchak, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 2000.
■	Glen Murphy, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 1995.
■	Francis Orlando, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 1987.
■	Daniel Tsai, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 2000.
■	Anne Unflat, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 1988.
■	Donna Wilson, Portfolio Manager, who has been responsible for the Fund since 2016 and has been associated with Invesco and/or its affiliates since 1997.
Invesco Equity and Income Fund
■	Thomas Bastian, (lead manager), Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 2010. Mr. Bastian served as Portfolio Manager of the predecessor fund since 2003.
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■	Chuck Burge, Portfolio Manager, who has been responsible for the Fund since 2010, and has been associated with Invesco and/or its affiliates since 2002.
■	Brian Jurkash, Portfolio Manager, who has been responsible for the Fund since 2015 and has been associated with Invesco and/or its affiliates since 2000.
■	Sergio Marcheli, Portfolio Manager, who has been responsible for the Fund since 2010, and has been associated with Invesco and/or its affiliates since 2010. Mr. Marcheli served as Portfolio Manager of the predecessor fund since 2003.
■	Matthew Titus, Portfolio Manager, who has been responsible for the Fund since 2016 and has been associated with Invesco and/or its affiliates since 2016. From 2004 to 2016, he was employed by American Century Investments, where he served as co-manager of the firm's relative value fund and most recently served as lead manager of such fund.
Invesco Floating Rate Fund
■	Thomas Ewald, (lead manager), Portfolio Manager, who has been responsible for the Fund since 2006. He has been responsible for the Closed-End Fund, the Fund’s predecessor, since 2004 and has been associated with Invesco Senior Secured and/or its affiliates since 2000.
■	Scott Baskind, Portfolio Manager, who has been responsible for the Fund since 2013 and has been associated with Invesco and/or its affiliates since 1999.
■	Philip Yarrow, Portfolio Manager, who has been responsible for the Fund since 2013 and has been associated with Invesco and/or its affiliates since 2010. Mr. Yarrow was associated with the Fund’s previous investment adviser or its investment advisory affiliates from 2005 to 2010.
Invesco Global Real Estate Income Fund
■	Joe Rodriguez, Jr., (lead manager), Portfolio Manager, who has been responsible for the Fund since 2007. He has been responsible for the Closed-End Fund, the Fund’s predecessor, since inception and has been associated with Invesco and/or its affiliates since 1990.
■	Mark Blackburn, Portfolio Manager, who has been responsible for the Fund since 2007. He has been responsible for the Closed-End Fund, the Fund’s predecessor, since inception and has been associated with Invesco and/or its affiliates since 1998.
■	James Cowen, Portfolio Manager, who has been responsible for the Fund since 2012. He has been a member of Invesco's Real Estate Team since 2001 and has been associated with Invesco Asset Management and/or its affiliates since 2001.
■	Paul Curbo, Portfolio Manager, who has been responsible for the Fund since 2007 and has been associated with Invesco and/or its affiliates since 1998.
■	Darin Turner, Portfolio Manager, who has been responsible for the Fund since 2009 and has been associated with Invesco and/or its affiliates since 2005.
■	Ping-Ying Wang, Portfolio Manager, who has been responsible for the Fund since 2012 and has been associated with Invesco and/or its affiliates since 1998.
Invesco Growth and Income Fund
■	Thomas Bastian, (lead manager), Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 2010. Mr. Bastian served as Portfolio Manager of the predecessor fund since 2003.
■	Brian Jurkash, Portfolio Manager, who has been responsible for the Fund since 2015 and has been associated with Invesco and/or its affiliates since 2000.
■	Sergio Marcheli, Portfolio Manager, who has been responsible for the Fund since 2010, and has been associated with Invesco and/or its affiliates since 2010. Mr. Marcheli served as Portfolio Manager of the predecessor fund since 2003.
■	Matthew Titus, Portfolio Manager, who has been responsible for the Fund since 2016 and has been associated with Invesco and/or its affiliates since 2016. From 2004 to 2016, he was employed by American Century Investments, where he served as co-manager of the firm's relative value fund and most recently served as lead manager of such fund.
Invesco Low Volatility Equity Yield Fund
■	Michael Abata, Portfolio Manager, who has been responsible for the Fund since 2011 and has been associated with Invesco and/or its affiliates since 2011.
■	Anthony Munchak, Portfolio Manager, who has been responsible for the Fund since 2013 and has been associated with Invesco and/or its affiliates since 2000.
■	Glen Murphy, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 1995.
■	Francis Orlando, Portfolio Manager, who has been responsible for the Fund since 2013 and has been associated with Invesco and/or its affiliates since 1987.
■	Donna Wilson, Portfolio Manager, who has been responsible for the Fund since 2016 and has been associated with Invesco and/or its affiliates since 1997.
Invesco Pennsylvania Tax Free Income Fund
■	Mark Paris, Portfolio Manager, who has been responsible for the Fund since 2015 and has been associated with Invesco and/or its affiliates since 2010.
■	John Connelly, Portfolio Manager, who has been responsible for the Fund since 2016 and has been associated with Invesco and/or its affiliates since 2016. From 1994 to 2015, he was employed by Raymond James & Associates, where he served as Senior Vice President of Municipal High Yield Trading from 2012 to 2015. Prior to 2012, he served as Director of the Municipal High Yield Trading Group.
■	Tim O'Reilly, Portfolio Manager, who has been responsible for the Fund since 2016 and has been associated with Invesco and/or its affiliates since 2010.
■	James Phillips, Portfolio Manager, who has been responsible for the Fund since 2015 and has been associated with Invesco and/or its affiliates since 2010.
■	Robert Stryker, Portfolio Manager, who has been responsible for the Fund since 2011 and has been associated with Invesco and/or its affiliates since 2010.
■	Julius Williams, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 2010. Mr. Williams served as Portfolio Manager of the predecessor fund since 2009.
Invesco S&P 500 Index Fund
■	Anthony Munchak, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 2000.
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■	Glen Murphy, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 1995.
■	Francis Orlando, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 1987.
■	Daniel Tsai, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 2000.
■	Anne Unflat, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 1988.
■	Donna Wilson, Portfolio Manager, who has been responsible for the Fund since 2016 and has been associated with Invesco and/or its affiliates since 1997.
Invesco Short Duration High Yield Municipal Fund
■	Mark Paris, Portfolio Manager, who has been responsible for the Fund since 2015 and has been associated with Invesco and/or its affiliates since 2010.
■	John Connelly, Portfolio Manager, who has been responsible for the Fund since 2016 and has been associated with Invesco and/or its affiliates since 2016. From 1994 to 2015, he was employed by Raymond James & Associates, where he served as Senior Vice President of Municipal High Yield Trading from 2012 to 2015. Prior to 2012, he served as Director of the Municipal High Yield Trading Group.
■	Tim O'Reilly, Portfolio Manager, who has been responsible for the Fund since 2016 and has been associated with Invesco and/or its affiliates since 2010.
■	James Phillips, Portfolio Manager, who has been responsible for the Fund since 2015 and has been associated with Invesco and/or its affiliates since 2010.
■	Robert Stryker, Portfolio Manager, who has been responsible for the Fund since 2015 and has been associated with Invesco and/or its affiliates since 2010.
■	Julius Williams, Portfolio Manager, who has been responsible for the Fund since 2015 and has been associated with Invesco and/or its affiliates since 2010.
Invesco Small Cap Discovery Fund
■	Matthew Hart, (lead manager), Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 2010. Mr. Hart served as Portfolio Manager of the predecessor fund since 2000.
■	Justin Speer, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 2010. Mr. Speer served as Portfolio Manager of the predecessor fund since 2008.
Invesco Strategic Real Return Fund
■	Robert Young, (lead manager), Portfolio Manager, who has been responsible for the Fund since 2014 and has been associated with Invesco and/or its affiliates since 2001.
■	Thomas Ewald, Portfolio Manager, who has been responsible for the Fund since 2014 and has been associated with Invesco Senior Secured and/or its affiliates since 2000.
■	Scott Roberts, Portfolio Manager, who has been responsible for the Fund since 2016 and has been associated with Invesco and/or its affiliates since 2000.
■	Brian Schneider, Portfolio Manager, who has been responsible for the Fund since 2016 and has been associated with Invesco and/or its affiliates since 1987.
All Funds
A lead manager generally has final authority over all aspects of a Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which the lead manager may perform these functions, and the nature of these functions, may change from time to time.
More information on the portfolio managers may be found at www.invesco.com/us. The Web site is not part of this prospectus.
The Funds' SAIs provide additional information about the portfolio managers’ investments in the Funds, a description of the compensation structure and information regarding other accounts managed.

Other Information

Sales Charges
Purchases of Class T shares of the Funds are subject to the maximum 2.50% initial sales charge as listed under the heading “Class T Sales Charges” in the “Shareholder Account Information—Sales Charges” section of this prospectus.
Dividends and Distributions
Each Fund, except Invesco California Tax-Free Income Fund, Invesco Floating Rate Fund, Invesco Pennsylvania Tax Free Income Fund and Invesco Short Duration High Yield Municipal Fund expects, based on its investment objective and strategies, that its distributions, if any, will consist of ordinary income, capital gains, or some combination of both.
Invesco California Tax-Free Income Fund expects, based on its investment objective and strategies, that its distributions, if any, will consist primarily of income that is exempt from federal and California income taxes to the extent they are derived from California’s municipal obligations.
Invesco Floating Rate Fund expects, based on its investment objective and strategies, that its distributions, if any, will consist primarily of ordinary income.
Invesco Pennsylvania Tax Free Income Fund expects, based on its investment objective and strategies, that its distributions, if any, will consist primarily of income that is exempt from federal and Pennsylvania income taxes to the extent they are derived from Pennsylvania’s municipal obligations.
Invesco Short Duration High Yield Municipal Fund expects, based on its investment objectives and strategies, that its distributions, if any, will consist primarily of tax-exempt income.
Dividends
Invesco American Franchise Fund, Invesco Equally-Weighted S&P 500 Fund, Invesco S&P 500 Index Fund and Invesco Small Cap Discovery Fund generally declare and pay dividends from net investment income, if any, annually.
Invesco Equity and Income Fund, Invesco Global Real Estate Income Fund, Invesco Growth and Income Fund and Invesco Low Volatility Equity Yield Fund, generally declare and pay dividends from net investment income, if any, quarterly.
Invesco Strategic Real Return Fund generally declares and pays dividends from net investment income, if any, monthly.
Invesco California Tax-Free Income Fund, Invesco Core Plus Bond Fund, Invesco Floating Rate Fund, Invesco Pennsylvania Tax Free Income Fund and
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Invesco Short Duration High Yield Municipal Fund generally declare dividends from net investment income, if any, daily and pay them monthly.
Capital Gains Distributions
Each Fund generally distributes long-term and short-term capital gains (net of any available capital loss carryovers), if any, at least annually. Capital gains distributions may vary considerably from year to year as a result of a Fund's normal investment activities and cash flows. During a time of economic volatility, a Fund may experience capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. Even though a Fund may experience a current year loss, it may nonetheless distribute prior year capital gains.

Benchmark Descriptions

BofA Merrill Lynch Current 10 Year Treasury Index is a one-security index composed of the most recently issued 10-year U.S. Treasury Note. The Index is rebalanced monthly.
Bloomberg Barclays U.S. Aggregate Index is an unmanaged index considered representative of the U.S. investment-grade, fixed-rate bond market.
Bloomberg Barclays U.S. Government/Credit Index is a broad-based benchmark that includes investment-grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities.
Credit Suisse Leveraged Loan Index represents tradable, senior-secured, U.S.-dollar-denominated, non-investment-grade loans.
Custom Invesco Global Real Estate Income Index is an index composed of the FTSE NAREIT All Equity REITs Index, through August 31, 2011, and FTSE EPRA/NAREIT Developed Index, which is computed using the net return by withholding applicable taxes, thereafter. FTSE NAREIT All Equity REITs Index is an unmanaged index considered representative of U.S. REITs. FTSE EPRA/NAREIT Developed Index is an unmanaged index considered representative of listed real estate companies and REITs worldwide.
Custom Invesco Short Duration High Yield Municipal Index consists of 60% S&P Municipal Bond High Yield Index, 40% S&P Municipal Bond Short Index. S&P Municipal Bond Short Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of six months and a maximum maturity of four years.
Custom Invesco Strategic Real Return Index consists of 45% The BofA Merrill Lynch U.S. Inflation-Linked Treasury Index, 30% S&P/LSTA Leveraged Loan Total Return Index and 25% The BofA Merill Lynch U.S. High Yield Constrained Index. An investment cannot be made directly in the index. The BofA Merrill Lynch U.S. Inflation-Linked Treasury Index tracks the performance of U.S. dollar denominated inflation-linked sovereign debt publicly issued by the U.S. government in its domestic market, with at least $ 1 billion in outstanding face value and a remaining term to final maturity of greater than one year. The S&P/LSTA Leveraged Loan Total Return Index is a weekly total-return index that tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The BofA Merrill Lynch U.S. High Yield Constrained Index contains all securities in The BofA Merrill Lynch U.S. High Yield Index but caps issuer exposure at 2%. The BofA Merrill Lynch U.S. High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market.
Lipper California Municipal Debt Funds Index is an unmanaged index considered representative of California municipal debt funds tracked by Lipper.
Lipper Core Plus Bond Funds Index is an unmanaged index considered representative of core plus bond funds tracked by Lipper.
Lipper Equity Income Funds Index is an unmanaged index considered representative of equity income funds tracked by Lipper.
Lipper Global Real Estate Funds Classification Average represents an average of all funds in the Lipper Global Real Estate Funds classification.
Lipper High Yield Municipal Debt Funds Index is an unmanaged index considered representative of high-yield municipal debt funds tracked by Lipper.
Lipper Inflation Protected Bond Funds Index is an unmanaged index considered representative of inflation protected bond funds tracked by Lipper.
Lipper Large-Cap Growth Funds Index is an unmanaged index considered representative of large-cap growth funds tracked by Lipper.
Lipper Large-Cap Value Funds Index is an unmanaged index considered representative of large-cap value funds tracked by Lipper.
Lipper Loan Participation Funds Classification Average represents an average of all of the funds in the Lipper Loan Participation Funds classification.
Lipper Mixed-Asset Target Allocation Growth Funds Index is an unmanaged index considered representative of mixed-asset target allocation growth funds tracked by Lipper.
Lipper Multi-Cap Core Funds Index is an unmanaged index considered representative of multi-cap core funds tracked by Lipper.
Lipper Pennsylvania Municipal Debt Funds Index is an unmanaged index considered representative of funds that limit assets to those securities that are exempt from taxation in Pennsylvania.
Lipper S&P 500® Objective Funds Index is an unmanaged index considered representative of S&P 500 funds tracked by Lipper.
Lipper Small-Cap Growth Funds Index is an unmanaged index considered representative of small-cap growth funds tracked by Lipper.
MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries.
Russell 1000® Index is an unmanaged index considered representative of large-cap stocks. The Russell 1000® Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
Russell 1000® Growth Index is an unmanaged index considered representative of large-cap growth stocks. The Russell 1000 Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
Russell 2000® Growth Index is an unmanaged index considered representative of small-cap growth stocks. The Russell 2000® Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
S&P 500® Equal Weight Index is the equally weighted version of the S&P 500® Index.
S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.
S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market.
S&P Municipal Bond California 5+ Year Investment Grade Index is a subset of the broad S&P Municipal Bond Index. This index of market value-weighted investment-grade U.S. municipal bonds seeks to measure the performance of California-issued U.S. municipals whose maturities are greater than or equal to 5 years.
S&P Municipal Bond High Yield Index is an unmanaged index considered representative of municipal bonds that are not rated or are rated below investment grade.
S&P Municipal Bond Pennsylvania 5+ Year Investment Grade Index is a subset of the broad S&P Municipal Bond Index. This index of market value-weighted investment-grade U.S. municipal bonds seeks to measure the performance of Pennsylvania-issued U.S. municipals whose maturities are greater than or equal to 5 years.
89                                  Invesco Counselor Series Trust

Disclaimers (Invesco Strategic Real Return Fund)

“BofA Merrill Lynch” and “The BofA Merrill Lynch US Inflation-Linked Treasury IndexSM” are reprinted with permission. © Copyright 2014 Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BofA Merrill Lynch”). All rights reserved. The Invesco Strategic Real Return Fund is not issued, sponsored, endorsed or promoted by BofA Merrill Lynch, any affiliate of BofA Merrill Lynch or any other party involved in, or related to, making or compiling the BofA Merrill Lynch Indexes. The BofA Merrill Lynch Indexes are the exclusive property of BofA Merrill Lynch and/or its affiliates. “BofA Merrill Lynch” and “The BofA Merrill Lynch US Inflation-Linked Treasury IndexSM” are service marks of BofA Merrill Lynch and/or its affiliates and have been licensed for use for certain purposes by Invesco Advisers, Inc. on behalf of the Invesco Strategic Real Return Fund. Neither BofA Merrill Lynch, any affiliate of BofA Merrill Lynch nor any other party involved in, or related to, making or compiling the BofA Merrill Lynch Indexes makes any representation or warranty, express or implied, to the shareholders of the Invesco Strategic Real Return Fund or any member of the public regarding the advisability of investing in securities generally or in the Invesco Strategic Real Return Fund particularly or the ability of The BofA Merrill Lynch US Inflation-Linked Treasury Index to track the corresponding market performance. BofA Merrill Lynch is the licensor of certain trademarks, trade names and service marks of BofA Merrill Lynch and/or its affiliates and of The BofA Merrill Lynch US Inflation-Linked Treasury Index, which is determined, composed and calculated by BofA Merrill Lynch and/or its affiliates without regard to Invesco Advisers, Inc., the Invesco Strategic Real Return Fund or the shareholders of the Invesco Strategic Real Return Fund. Neither BofA Merrill Lynch, any affiliate of BofA Merrill Lynch nor any other party involved in, or related to, making or compiling The BofA Merrill Lynch US Inflation-Linked Treasury Index has any obligation to take the needs of Invesco Advisers, Inc., the Invesco Strategic Real Return Fund or the shareholders of the Invesco Strategic Real Return Fund into consideration in determining, composing or calculating The BofA Merrill Lynch US Inflation-Linked Treasury Index. None of BofA Merrill Lynch or any of its affiliates has the obligation to continue to provide The BofA Merrill Lynch US Inflation-Linked Treasury Index to Invesco Advisers, Inc. or the Invesco Strategic Real Return Fund beyond the applicable license term. Neither BofA Merrill Lynch, any affiliate of BofA Merrill Lynch nor any other party involved in, or related to, making or compiling The BofA Merrill Lynch US Inflation-Linked Treasury Index is responsible for or has participated in the determination of the timing, pricing, or quantities of the Invesco Strategic Real Return Fund to be issued or in the determination or calculation of the equation by which the Invesco Strategic Real Return Fund is to be redeemable for cash. Neither BofA Merrill Lynch, any affiliate of BofA Merrill Lynch nor any other party involved in, or related to, making or compiling The BofA Merrill Lynch US Inflation-Linked Treasury Index has any obligation or liability in connection with the administration, marketing or trading of the Invesco Strategic Real Return Fund. BofA Merrill Lynch and its affiliates do not provide investment advice to Invesco Advisers, Inc. or the Invesco Strategic Real Return Fund and are not responsible for the performance of the Invesco Strategic Real Return Fund.
NEITHER BOFA MERRILL LYNCH, ANY AFFILIATE OF BOFA MERRILL LYNCH NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE BOFA MERRILL LYNCH US INFLATION-LINKED TREASURY INDEXSM WARRANTS OR GUARANTEES THE ACCURACY, QUALITY, TIMELINESS AND/OR COMPLETENESS OF THE BOFA MERRILL LYNCH US INFLATION-LINKED TREASURY INDEXSM OR ANY DATA INCLUDED THEREIN AND/OR PROVIDED THEREWITH AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. NEITHER BOFA MERRILL LYNCH, ANY AFFILIATE OF BOFA MERRILL LYNCH NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE BOFA MERRILL LYNCH US INFLATION-LINKED TREASURY INDEXSM MAKES ANY
WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY INVESCO ADVISERS, INC., THE INVESCO STRATEGIC REAL RETURN FUND, SHAREHOLDERS OF THE INVESCO STRATEGIC REAL RETURN FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BOFA MERRILL LYNCH US INFLATION-LINKED TREASURY INDEXSM OR ANY DATA INCLUDED THEREIN. NEITHER BOFA MERRILL LYNCH, ANY AFFILIATE OF BOFA MERRILL LYNCH NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE BOFA MERRILL LYNCH US INFLATION-LINKED TREASURY INDEXSM MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BOFA MERRILL LYNCH US INFLATION-LINKED TREASURY INDEXSM OR ANY DATA INCLUDED THEREIN AND/OR PROVIDED THEREWITH. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BOFA MERRILL LYNCH, ANY AFFILIATE OF BOFA MERRILL LYNCH OR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE BOFA MERRILL LYNCH US INFLATION-LINKED TREASURY INDEXSM HAVE ANY LIABILITY FOR DIRECT, INDIRECT, PUNITIVE, SPECIAL, CONSEQUENTIAL OR ANY OTHER DAMAGES OR LOSSES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN BOFA MERRILL LYNCH AND INVESCO ADVISERS, INC.
No purchaser, seller or holder of this security, or any other person or entity, should use or refer to any BofA Merrill Lynch trade name, trademark or service mark to sponsor, endorse, market or promote this product with-out first contacting BofA Merrill Lynch to determine whether BofA Merrill Lynch’s permission is required. Under no circumstances may any person or entity claim any affiliation with BofA Merrill Lynch without the written permission of BofA Merrill Lynch.
90                                  Invesco Counselor Series Trust

Financial Highlights
The financial highlights show each Fund’s financial history for the past five fiscal years or, if shorter, the period of operations of each Fund or any of its share classes. The financial highlights tables are intended to help you understand each Fund’s financial performance. Certain information reflects financial results for a single Fund share. The returns shown are those of the Class A, Class B, Class C, Class R, Class Y, Class R5, Class R6 and Investor Class shares, as applicable. Class T shares had not commenced operations prior to each Fund's most recent fiscal year end. Only Class T shares are offered in this prospectus.
The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).
This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with a Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.

Invesco American Franchise Fund
	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover(c)
Class A
Six months ended 02/28/17	$16.96	$(0.01)	$1.61	$ 1.60	$ —	$(0.67)	$(0.67)	$17.89	9.71%	$8,592,370	1.09% (d)	1.09% (d)	(0.12)% (d)	25%
Year ended 08/31/16	16.49	(0.01)	1.30	1.29	—	(0.82)	(0.82)	16.96	7.99	8,253,739	1.08	1.08	(0.04)	59
Year ended 08/31/15	18.07	(0.05)	0.08	0.03	—	(1.61)	(1.61)	16.49	0.27	8,320,796	1.05	1.05	(0.28)	74
Year ended 08/31/14	14.82	(0.04)	3.99	3.95	(0.02)	(0.68)	(0.70)	18.07	27.22	9,034,217	1.08	1.08	(0.27)	77
Year ended 08/31/13	12.47	0.02	2.33	2.35	(0.00)	—	(0.00)	14.82	18.89	5,428,321	1.06	1.14	0.17	80
Year ended 08/31/12	11.72	(0.01)	0.88	0.87	—	(0.12)	(0.12)	12.47	7.55	4,728,364	1.05	1.18	(0.05)	96

Class B
Six months ended 02/28/17	16.51	(0.01)	1.57	1.56	—	(0.67)	(0.67)	17.40	9.73 (e)	82,514	1.09 (d)(e)	1.09 (d)(e)	(0.12) (d)(e)	25
Year ended 08/31/16	16.08	(0.01)	1.26	1.25	—	(0.82)	(0.82)	16.51	7.94 (e)	111,323	1.08 (e)	1.08 (e)	(0.04) (e)	59
Year ended 08/31/15	17.66	(0.05)	0.08	0.03	—	(1.61)	(1.61)	16.08	0.27 (e)	165,265	1.05 (e)	1.05 (e)	(0.28) (e)	74
Year ended 08/31/14	14.50	(0.04)	3.90	3.86	(0.02)	(0.68)	(0.70)	17.66	27.20 (e)	247,220	1.08 (e)	1.08 (e)	(0.27) (e)	77
Year ended 08/31/13	12.20	0.02	2.28	2.30	(0.00)	—	(0.00)	14.50	18.90 (e)	226,796	1.06 (e)	1.14 (e)	0.17 (e)	80
Year ended 08/31/12	11.47	(0.01)	0.86	0.85	—	(0.12)	(0.12)	12.20	7.54 (e)	273,177	1.05 (e)	1.18 (e)	(0.05) (e)	96

Class C
Six months ended 02/28/17	15.92	(0.07)	1.50	1.43	—	(0.67)	(0.67)	16.68	9.34	369,252	1.84 (d)	1.84 (d)	(0.87) (d)	25
Year ended 08/31/16	15.64	(0.12)	1.22	1.10	—	(0.82)	(0.82)	15.92	7.18	367,233	1.83	1.83	(0.79)	59
Year ended 08/31/15	17.34	(0.17)	0.08	(0.09)	—	(1.61)	(1.61)	15.64	(0.46)	381,264	1.80	1.80	(1.03)	74
Year ended 08/31/14	14.34	(0.16)	3.84	3.68	—	(0.68)	(0.68)	17.34	26.23	417,687	1.83	1.83	(1.02)	77
Year ended 08/31/13	12.16	(0.08)	2.26	2.18	—	—	—	14.34	17.93	271,960	1.81	1.89	0.58	80
Year ended 08/31/12	11.51	(0.09)	0.86	0.77	—	(0.12)	(0.12)	12.16	6.82	252,685	1.80	1.93	(0.80)	96

Class R
Six months ended 02/28/17	16.72	(0.03)	1.59	1.56	—	(0.67)	(0.67)	17.61	9.61	29,618	1.34 (d)	1.34 (d)	(0.37) (d)	25
Year ended 08/31/16	16.31	(0.05)	1.28	1.23	—	(0.82)	(0.82)	16.72	7.70	28,686	1.33	1.33	(0.29)	59
Year ended 08/31/15	17.93	(0.09)	0.08	(0.01)	—	(1.61)	(1.61)	16.31	0.03	30,716	1.30	1.30	(0.53)	74
Year ended 08/31/14	14.74	(0.09)	3.96	3.87	—	(0.68)	(0.68)	17.93	26.83	31,760	1.33	1.33	(0.52)	77
Year ended 08/31/13	12.43	(0.01)	2.32	2.31	—	—	—	14.74	18.58	19,576	1.31	1.39	(0.08)	80
Year ended 08/31/12	11.71	(0.04)	0.88	0.84	—	(0.12)	(0.12)	12.43	7.30	18,746	1.30	1.43	(0.30)	96

Class Y
Six months ended 02/28/17	17.22	0.01	1.64	1.65	—	(0.67)	(0.67)	18.20	9.86	173,944	0.84 (d)	0.84 (d)	0.13 (d)	25
Year ended 08/31/16	16.69	0.04	1.31	1.35	—	(0.82)	(0.82)	17.22	8.26	147,246	0.83	0.83	0.21	59
Year ended 08/31/15	18.22	(0.01)	0.09	0.08	—	(1.61)	(1.61)	16.69	0.56	152,179	0.80	0.80	(0.03)	74
Year ended 08/31/14	14.93	(0.00)	4.01	4.01	(0.04)	(0.68)	(0.72)	18.22	27.48	141,094	0.83	0.83	(0.02)	77
Year ended 08/31/13	12.57	0.06	2.34	2.40	(0.04)	—	(0.04)	14.93	19.13	92,418	0.81	0.89	0.42	80
Year ended 08/31/12	11.78	0.02	0.89	0.91	—	(0.12)	(0.12)	12.57	7.86	99,758	0.80	0.93	0.20	96

Class R5
Six months ended 02/28/17	17.23	0.02	1.64	1.66	—	(0.67)	(0.67)	18.22	9.91	57,751	0.74 (d)	0.74 (d)	0.23 (d)	25
Year ended 08/31/16	16.68	0.05	1.32	1.37	—	(0.82)	(0.82)	17.23	8.39	53,789	0.71	0.71	0.33	59
Year ended 08/31/15	18.20	0.01	0.08	0.09	—	(1.61)	(1.61)	16.68	0.62	50,052	0.71	0.71	0.06	74
Year ended 08/31/14	14.90	0.02	4.01	4.03	(0.05)	(0.68)	(0.73)	18.20	27.65	52,164	0.70	0.70	0.11	77
Year ended 08/31/13	12.55	0.06	2.34	2.40	(0.05)	—	(0.05)	14.90	19.22	151,535	0.75	0.75	0.48	80
Year ended 08/31/12	11.75	0.04	0.88	0.92	—	(0.12)	(0.12)	12.55	7.96	301,283	0.69	0.69	0.31	96

Class R6
Six months ended 02/28/17	17.29	0.03	1.64	1.67	—	(0.67)	(0.67)	18.29	9.94	121,032	0.66 (d)	0.66 (d)	0.31 (d)	25
Year ended 08/31/16	16.72	0.07	1.32	1.39	—	(0.82)	(0.82)	17.29	8.49	120,754	0.63	0.63	0.42	59
Year ended 08/31/15	18.22	0.03	0.08	0.11	—	(1.61)	(1.61)	16.72	0.73	86,444	0.62	0.62	0.15	74
Year ended 08/31/14	14.92	0.03	4.01	4.04	(0.06)	(0.68)	(0.74)	18.22	27.69	137,509	0.63	0.63	0.18	77
Year ended 08/31/13(f)	13.03	0.07	1.87	1.94	(0.05)	—	(0.05)	14.92	14.98	113,955	0.65 (g)	0.65 (g)	0.58 (g)	80

91                                  Invesco Counselor Series Trust

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended August 31, 2014, the portfolio turnover calculation excludes the value of securities purchased of $1,921,954,452 and sales of $1,568,687,370 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Constellation Fund into the Fund. For the year ended August 31, 2013, the portfolio turnover calculation excludes the value of securities purchased of $279,161,573 and sales of $299,305,234 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Leisure Fund into the Fund.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $8,240,901, $98,281, $360,433, $28,731, $156,080, $53,830 and $118,931 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	The total return ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.25%, 0.25%, 0.25%, 0.25%, 0.25% and 0.25% for the six months ended February 28, 2017 and the years ended August 31, 2016, 2015, 2014, 2013 and 2012 respectively.
(f)	Commencement date of September 24, 2012.
(g)	Annualized.
92                                  Invesco Counselor Series Trust

Invesco California Tax-Free Income Fund
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Supplemental ratio of expenses to average net assets (excluding interest, facilities and maintenance fees)	Ratio of net investment income to average net assets	Portfolio turnover(c)
Class A
Six months ended 02/28/17	$12.63	$0.21	$(0.69)	$(0.48)	$(0.25)	$11.90	(4.11)%	$330,142	1.02% (d)	1.02% (d)	0.87% (d)	3.53% (d)	11%
Year ended 08/31/16	12.09	0.46	0.54	1.00	(0.46)	12.63	8.37	353,372	0.94	0.94	0.87	3.71	7
Year ended 08/31/15	12.15	0.48	(0.06)	0.42	(0.48)	12.09	3.48	300,873	0.91	0.91	0.86	3.94	12
Year ended 08/31/14	11.20	0.49	0.95	1.44	(0.49)	12.15	13.14	296,200	0.93	0.93	0.87	4.25	12
Year ended 08/31/13	12.28	0.49	(1.08)	(0.59)	(0.49)	11.20	(5.06)	165,142	0.89	0.89	0.84	4.02	12
Year ended 08/31/12	11.34	0.50	0.94	1.44	(0.50)	12.28	12.91	163,047	0.87	0.87	0.82	4.21	18

Class B
Six months ended 02/28/17	12.75	0.21	(0.69)	(0.48)	(0.25)	12.02	(4.06) (e)	9,609	1.02 (d)(e)	1.02 (d)(e)	0.87 (d)(e)	3.53 (d)(e)	11
Year ended 08/31/16	12.20	0.46	0.55	1.01	(0.46)	12.75	8.41 (e)	12,689	0.94 (e)	0.94 (e)	0.87 (e)	3.71 (e)	7
Year ended 08/31/15	12.26	0.49	(0.06)	0.43	(0.49)	12.20	3.51 (e)	15,150	0.88 (e)	0.88 (e)	0.83 (e)	3.97 (e)	12
Year ended 08/31/14	11.28	0.50	0.98	1.48	(0.50)	12.26	13.35 (e)	16,419	0.93 (e)	0.93 (e)	0.87 (e)	4.25 (e)	12
Year ended 08/31/13	12.37	0.49	(1.09)	(0.60)	(0.49)	11.28	(5.11) (e)	155,900	0.93 (e)	0.93 (e)	0.88 (e)	3.98 (e)	12
Year ended 08/31/12	11.42	0.50	0.95	1.45	(0.50)	12.37	12.93 (e)	217,489	0.88 (e)	0.88 (e)	0.83 (e)	4.20 (e)	18

Class C
Six months ended 02/28/17	12.71	0.18	(0.70)	(0.52)	(0.21)	11.98	(4.32)	51,590	1.52 (d)	1.52 (d)	1.37 (d)	3.03 (d)	11
Year ended 08/31/16	12.16	0.40	0.54	0.94	(0.39)	12.71	7.88	57,137	1.44	1.44	1.37	3.21	7
Year ended 08/31/15	12.23	0.42	(0.07)	0.35	(0.42)	12.16	2.87	28,335	1.41	1.41	1.36	3.44	12
Year ended 08/31/14	11.27	0.44	0.96	1.40	(0.44)	12.23	12.62 (f)	20,485	1.43 (f)	1.43 (f)	1.37 (f)	3.75 (f)	12
Year ended 08/31/13	12.36	0.43	(1.09)	(0.66)	(0.43)	11.27	(5.57)	21,558	1.40	1.40	1.35	3.51	12
Year ended 08/31/12	11.41	0.44	0.95	1.39	(0.44)	12.36	12.37	27,394	1.38	1.38	1.33	3.70	18

Class Y
Six months ended 02/28/17	12.68	0.23	(0.69)	(0.46)	(0.27)	11.95	(3.97)	38,545	0.77 (d)	0.77 (d)	0.62 (d)	3.78 (d)	11
Year ended 08/31/16	12.13	0.49	0.55	1.04	(0.49)	12.68	8.70	39,091	0.69	0.69	0.62	3.96	7
Year ended 08/31/15	12.20	0.51	(0.07)	0.44	(0.51)	12.13	3.65	23,698	0.66	0.66	0.61	4.19	12
Year ended 08/31/14	11.24	0.52	0.96	1.48	(0.52)	12.20	13.48	22,380	0.69	0.69	0.63	4.49	12
Year ended 08/31/13	12.33	0.52	(1.09)	(0.57)	(0.52)	11.24	(4.88)	20,569	0.65	0.65	0.60	4.26	12
Year ended 08/31/12	11.38	0.53	0.95	1.48	(0.53)	12.33	13.24	24,742	0.63	0.63	0.58	4.45	18

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $336,948, $11,207, $54,156 and $40,803 for Class A, Class B, Class C and Class Y shares, respectively.
(e)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.25%, 0.25%, 0.22%, 0.24%, 0.27%, and 0.25% for the six months ended February 28, 2017 and the years ended August 31, 2016, 2015, 2014, 2013, and 2012, respectively.
(f)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.74%.
93                                  Invesco Counselor Series Trust

Invesco Core Plus Bond Fund
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover(c)
Class A
Six months ended 02/28/17	$11.05	$0.13	$(0.22)	$(0.09)	$(0.15)	$(0.02)	$(0.17)	$10.79	(0.79)%	$ 717,798	0.79% (d)	0.87% (d)	2.49% (d)	321%
Year ended 08/31/16	10.63	0.25	0.51	0.76	(0.34)	—	(0.34)	11.05	7.33	684,628	0.83	0.92	2.40	518
Year ended 08/31/15	10.92	0.30	(0.20)	0.10	(0.39)	—	(0.39)	10.63	0.91	495,226	0.84	0.97	2.78	537
Year ended 08/31/14	10.41	0.39	0.58	0.97	(0.46)	—	(0.46)	10.92	9.44	333,641	0.81	1.03	3.62	398
Year ended 08/31/13	10.95	0.31	(0.51)	(0.20)	(0.34)	—	(0.34)	10.41	(1.92)	324,537	0.73	0.99	2.86	252
Year ended 08/31/12	10.60	0.37	0.44	0.81	(0.44)	(0.02)	(0.46)	10.95	7.86	295,311	0.74	1.01	3.44	297

Class B
Six months ended 02/28/17	11.05	0.09	(0.22)	(0.13)	(0.11)	(0.02)	(0.13)	10.79	(1.17)	4,639	1.54 (d)	1.62 (d)	1.74 (d)	321
Year ended 08/31/16	10.63	0.17	0.51	0.68	(0.26)	—	(0.26)	11.05	6.53	6,420	1.58	1.67	1.65	518
Year ended 08/31/15	10.91	0.22	(0.19)	0.03	(0.31)	—	(0.31)	10.63	0.25	8,494	1.59	1.72	2.03	537
Year ended 08/31/14	10.41	0.31	0.57	0.88	(0.38)	—	(0.38)	10.91	8.53	11,899	1.56	1.78	2.87	398
Year ended 08/31/13	10.95	0.23	(0.51)	(0.28)	(0.26)	—	(0.26)	10.41	(2.66)	15,876	1.48	1.74	2.11	252
Year ended 08/31/12	10.60	0.29	0.44	0.73	(0.36)	(0.02)	(0.38)	10.95	7.06	22,465	1.49	1.76	2.69	297

Class C
Six months ended 02/28/17	11.05	0.09	(0.22)	(0.13)	(0.11)	(0.02)	(0.13)	10.79	(1.16)	113,576	1.54 (d)	1.62 (d)	1.74 (d)	321
Year ended 08/31/16	10.63	0.17	0.51	0.68	(0.26)	—	(0.26)	11.05	6.53	108,579	1.58	1.67	1.65	518
Year ended 08/31/15	10.91	0.22	(0.19)	0.03	(0.31)	—	(0.31)	10.63	0.25	65,160	1.59	1.72	2.03	537
Year ended 08/31/14	10.41	0.31	0.57	0.88	(0.38)	—	(0.38)	10.91	8.53	38,142	1.56	1.78	2.87	398
Year ended 08/31/13	10.94	0.23	(0.50)	(0.27)	(0.26)	—	(0.26)	10.41	(2.56)	35,770	1.48	1.74	2.11	252
Year ended 08/31/12	10.60	0.29	0.44	0.73	(0.37)	(0.02)	(0.39)	10.94	6.96	37,950	1.49	1.76	2.69	297

Class R
Six months ended 02/28/17	11.05	0.12	(0.22)	(0.10)	(0.14)	(0.02)	(0.16)	10.79	(0.92)	8,753	1.04 (d)	1.12 (d)	2.24 (d)	321
Year ended 08/31/16	10.63	0.23	0.51	0.74	(0.32)	—	(0.32)	11.05	7.06	7,545	1.08	1.17	2.15	518
Year ended 08/31/15	10.91	0.27	(0.19)	0.08	(0.36)	—	(0.36)	10.63	0.75	5,848	1.09	1.22	2.53	537
Year ended 08/31/14	10.41	0.36	0.57	0.93	(0.43)	—	(0.43)	10.91	9.07	3,554	1.06	1.28	3.37	398
Year ended 08/31/13	10.95	0.28	(0.51)	(0.23)	(0.31)	—	(0.31)	10.41	(2.16)	2,820	0.98	1.24	2.61	252
Year ended 08/31/12	10.60	0.34	0.44	0.78	(0.41)	(0.02)	(0.43)	10.95	7.59	3,313	0.99	1.26	3.19	297

Class Y
Six months ended 02/28/17	11.06	0.15	(0.22)	(0.07)	(0.17)	(0.02)	(0.19)	10.80	(0.66)	655,437	0.54 (d)	0.62 (d)	2.74 (d)	321
Year ended 08/31/16	10.64	0.28	0.51	0.79	(0.37)	—	(0.37)	11.06	7.59	282,260	0.58	0.67	2.65	518
Year ended 08/31/15	10.92	0.33	(0.19)	0.14	(0.42)	—	(0.42)	10.64	1.25	102,380	0.59	0.72	3.03	537
Year ended 08/31/14	10.42	0.42	0.56	0.98	(0.48)	—	(0.48)	10.92	9.61	9,699	0.56	0.78	3.87	398
Year ended 08/31/13	10.95	0.34	(0.50)	(0.16)	(0.37)	—	(0.37)	10.42	(1.58)	1,456	0.48	0.74	3.11	252
Year ended 08/31/12	10.60	0.39	0.45	0.84	(0.47)	(0.02)	(0.49)	10.95	8.12	5,753	0.49	0.76	3.69	297

Class R5
Six months ended 02/28/17	11.05	0.15	(0.22)	(0.07)	(0.17)	(0.02)	(0.19)	10.79	(0.63)	4,319	0.49 (d)	0.50 (d)	2.79 (d)	321
Year ended 08/31/16	10.63	0.28	0.51	0.79	(0.37)	—	(0.37)	11.05	7.60	90	0.58	0.60	2.65	518
Year ended 08/31/15	10.91	0.33	(0.19)	0.14	(0.42)	—	(0.42)	10.63	1.25	668	0.59	0.60	3.03	537
Year ended 08/31/14	10.40	0.41	0.58	0.99	(0.48)	—	(0.48)	10.91	9.72	1,495	0.56	0.60	3.87	398
Year ended 08/31/13	10.94	0.34	(0.51)	(0.17)	(0.37)	—	(0.37)	10.40	(1.68)	1,960	0.48	0.56	3.11	252
Year ended 08/31/12	10.60	0.39	0.44	0.83	(0.47)	(0.02)	(0.49)	10.94	8.03	169,474	0.49	0.56	3.69	297

Class R6
Six months ended 02/28/17	11.05	0.15	(0.22)	(0.07)	(0.17)	(0.02)	(0.19)	10.79	(0.61)	1,103,789	0.45 (d)	0.46 (d)	2.83 (d)	321
Year ended 08/31/16	10.63	0.30	0.50	0.80	(0.38)	—	(0.38)	11.05	7.71	1,147,393	0.48	0.50	2.75	518
Year ended 08/31/15	10.91	0.34	(0.19)	0.15	(0.43)	—	(0.43)	10.63	1.32	275,013	0.52	0.53	3.10	537
Year ended 08/31/14	10.41	0.42	0.56	0.98	(0.48)	—	(0.48)	10.91	9.64	267,254	0.54	0.56	3.89	398
Year ended 08/31/13(e)	10.97	0.32	(0.54)	(0.22)	(0.34)	—	(0.34)	10.41	(2.07)	185,513	0.48 (f)	0.54 (f)	3.11 (f)	252

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $692,221, $5,557, $111,264, $8,081, $478,384, $2,188 and $1,095,326 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Commencement date of September 24, 2012 for Class R6 shares.
(f)	Annualized.
94                                  Invesco Counselor Series Trust

Invesco Equally-Weighted S&P 500 Fund
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover(c)
Class A
Six months ended 02/28/17	$50.91	$0.34	$ 4.32	$ 4.66	$(0.53)	$(0.16)	$(0.69)	$54.88	9.21%	$2,256,668	0.54% (d)	0.54% (d)	1.32% (d)	10%
Year ended 08/31/16	46.87	0.75	4.57	5.32	(0.66)	(0.62)	(1.28)	50.91	11.69	1,957,456	0.54	0.54	1.58	29
Year ended 08/31/15	48.54	0.67	(1.18)	(0.51)	(0.49)	(0.67)	(1.16)	46.87	(1.07)	1,789,491	0.54	0.54	1.36	21
Year ended 08/31/14	40.07	0.59	9.45	10.04	(0.48)	(1.09)	(1.57)	48.54	25.64	1,506,665	0.56	0.56	1.31	17
Year ended 08/31/13	33.40	0.55	7.47	8.02	(0.51)	(0.84)	(1.35)	40.07	24.83	999,730	0.57	0.57	1.48	18
Year ended 08/31/12	29.89	0.42	3.61	4.03	(0.52)	—	(0.52)	33.40	13.66	730,648	0.60	0.60	1.34	27

Class B
Six months ended 02/28/17	50.49	0.15	4.28	4.43	(0.19)	(0.16)	(0.35)	54.57	8.79	4,256	1.29 (d)	1.29 (d)	0.57 (d)	10
Year ended 08/31/16	46.56	0.39	4.55	4.94	(0.39)	(0.62)	(1.01)	50.49	10.85	5,522	1.29	1.29	0.83	29
Year ended 08/31/15	48.35	0.30	(1.16)	(0.86)	(0.26)	(0.67)	(0.93)	46.56	(1.81)	8,950	1.29	1.29	0.61	21
Year ended 08/31/14	40.01	0.25	9.44	9.69	(0.26)	(1.09)	(1.35)	48.35	24.70	15,851	1.31	1.31	0.56	17
Year ended 08/31/13	33.34	0.27	7.49	7.76	(0.25)	(0.84)	(1.09)	40.01	23.90	22,925	1.32	1.32	0.73	18
Year ended 08/31/12	29.70	0.18	3.61	3.79	(0.15)	—	(0.15)	33.34	12.82	42,131	1.35	1.35	0.59	27

Class C
Six months ended 02/28/17	48.82	0.14	4.14	4.28	(0.23)	(0.16)	(0.39)	52.71	8.80	1,097,527	1.29 (d)	1.29 (d)	0.57 (d)	10
Year ended 08/31/16	45.03	0.41	4.39	4.80	(0.39)	(0.62)	(1.01)	48.82	10.90 (e)	941,775	1.23 (e)	1.23 (e)	0.89 (e)	29
Year ended 08/31/15	46.79	0.29	(1.12)	(0.83)	(0.26)	(0.67)	(0.93)	45.03	(1.81)	750,898	1.29	1.29	0.61	21
Year ended 08/31/14	38.75	0.25	9.14	9.39	(0.26)	(1.09)	(1.35)	46.79	24.73	349,739	1.31	1.31	0.56	17
Year ended 08/31/13	32.33	0.26	7.24	7.50	(0.24)	(0.84)	(1.08)	38.75	23.88	141,986	1.32	1.32	0.73	18
Year ended 08/31/12	28.81	0.18	3.49	3.67	(0.15)	—	(0.15)	32.33	12.80	77,691	1.35	1.35	0.59	27

Class R
Six months ended 02/28/17	50.63	0.28	4.30	4.58	(0.43)	(0.16)	(0.59)	54.62	9.07	132,055	0.79 (d)	0.79 (d)	1.07 (d)	10
Year ended 08/31/16	46.65	0.63	4.54	5.17	(0.57)	(0.62)	(1.19)	50.63	11.38	111,116	0.79	0.79	1.33	29
Year ended 08/31/15	48.36	0.54	(1.17)	(0.63)	(0.41)	(0.67)	(1.08)	46.65	(1.33)	89,588	0.79	0.79	1.11	21
Year ended 08/31/14	39.95	0.48	9.43	9.91	(0.41)	(1.09)	(1.50)	48.36	25.35	65,777	0.81	0.81	1.06	17
Year ended 08/31/13	33.31	0.46	7.44	7.90	(0.42)	(0.84)	(1.26)	39.95	24.48	29,320	0.82	0.82	1.23	18
Year ended 08/31/12	29.77	0.35	3.59	3.94	(0.40)	—	(0.40)	33.31	13.36	8,924	0.85	0.85	1.09	27

Class Y
Six months ended 02/28/17	51.40	0.41	4.36	4.77	(0.65)	(0.16)	(0.81)	55.36	9.33	2,966,381	0.29 (d)	0.29 (d)	1.57 (d)	10
Year ended 08/31/16	47.30	0.88	4.61	5.49	(0.77)	(0.62)	(1.39)	51.40	11.97	2,116,654	0.29	0.29	1.83	29
Year ended 08/31/15	48.95	0.80	(1.19)	(0.39)	(0.59)	(0.67)	(1.26)	47.30	(0.83)	1,945,879	0.29	0.29	1.61	21
Year ended 08/31/14	40.38	0.71	9.52	10.23	(0.57)	(1.09)	(1.66)	48.95	25.95	1,021,247	0.31	0.31	1.56	17
Year ended 08/31/13	33.64	0.65	7.52	8.17	(0.59)	(0.84)	(1.43)	40.38	25.16	481,948	0.32	0.32	1.73	18
Year ended 08/31/12	30.13	0.50	3.63	4.13	(0.62)	—	(0.62)	33.64	13.94	309,645	0.35	0.35	1.59	27

Class R6
Six months ended 02/28/17	51.47	0.44	4.38	4.82	(0.71)	(0.16)	(0.87)	55.42	9.42	737,046	0.17 (d)	0.17 (d)	1.69 (d)	10
Year ended 08/31/16	47.37	0.97	4.58	5.55	(0.83)	(0.62)	(1.45)	51.47	12.08	681,025	0.16	0.16	1.96	29
Year ended 08/31/15	48.99	0.87	(1.20)	(0.33)	(0.62)	(0.67)	(1.29)	47.37	(0.70)	178,731	0.16	0.16	1.74	21
Year ended 08/31/14	40.39	0.78	9.49	10.27	(0.58)	(1.09)	(1.67)	48.99	26.05	1,253	0.22	0.22	1.65	17
Year ended 08/31/13(f)	34.93	0.62	6.27	6.89	(0.59)	(0.84)	(1.43)	40.39	20.58	12	0.27 (g)	0.27 (g)	1.78 (g)	18

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $2,043,039, $4,899, $987,403, $119,324, $2,441,934, and $702,537 for Class A, Class B, Class C, Class R, Class Y and Class R6 shares, respectively.
(e)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.94% for the year ended August 31, 2016.
(f)	Commencement date of September 24, 2012.
(g)	Annualized.
95                                  Invesco Counselor Series Trust

Invesco Equity and Income Fund
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover(c)
Class A
Six months ended 02/28/17	$10.22	$0.08	$ 0.98	$ 1.06	$(0.10)	$(0.29)	$(0.39)	$10.89	10.53%	$10,557,429	0.78% (d)	0.78% (d)	1.52% (d)	47%
Year ended 08/31/16	10.01	0.15	0.55	0.70	(0.22)	(0.27)	(0.49)	10.22	7.43	10,054,983	0.79	0.80	1.57	93
Year ended 08/31/15	11.42	0.15	(0.33)	(0.18)	(0.28)	(0.95)	(1.23)	10.01	(1.65)	9,879,022	0.79	0.80	1.38	69
Year ended 08/31/14	10.43	0.22 (e)	1.56	1.78	(0.20)	(0.59)	(0.79)	11.42	17.86	10,181,796	0.79	0.80	1.99 (e)	60
Year ended 08/31/13	9.05	0.17	1.42	1.59	(0.21)	—	(0.21)	10.43	17.80	8,752,700	0.78	0.79	1.74	26
Year ended 08/31/12	8.19	0.17	0.85	1.02	(0.16)	—	(0.16)	9.05	12.67	7,878,694	0.80	0.81	2.05	21

Class B
Six months ended 02/28/17	9.98	0.04	0.96	1.00	(0.06)	(0.29)	(0.35)	10.63	10.14	141,734	1.53 (d)	1.53 (d)	0.77 (d)	47
Year ended 08/31/16	9.78	0.08	0.54	0.62	(0.15)	(0.27)	(0.42)	9.98	6.63	173,664	1.54	1.55	0.82	93
Year ended 08/31/15	11.18	0.07	(0.32)	(0.25)	(0.20)	(0.95)	(1.15)	9.78	(2.41)	271,120	1.54	1.55	0.63	69
Year ended 08/31/14	10.22	0.13 (e)	1.54	1.67	(0.12)	(0.59)	(0.71)	11.18	17.01	442,318	1.54	1.55	1.24 (e)	60
Year ended 08/31/13	8.87	0.09	1.39	1.48	(0.13)	—	(0.13)	10.22	16.90	570,146	1.53	1.54	0.99	26
Year ended 08/31/12	8.04	0.15	0.83	0.98	(0.15)	—	(0.15)	8.87	12.36	739,631	1.02	1.56	1.83	21

Class C
Six months ended 02/28/17	10.04	0.04	0.96	1.00	(0.06)	(0.29)	(0.35)	10.69	10.10	1,697,018	1.53 (d)	1.53 (d)	0.77 (d)	47
Year ended 08/31/16	9.83	0.08	0.55	0.63	(0.15)	(0.27)	(0.42)	10.04	6.71 (f)	1,636,583	1.52 (f)	1.53 (f)	0.84 (f)	93
Year ended 08/31/15	11.24	0.07	(0.33)	(0.26)	(0.20)	(0.95)	(1.15)	9.83	(2.48)	1,667,769	1.54	1.55	0.63	69
Year ended 08/31/14	10.27	0.13 (e)	1.55	1.68	(0.12)	(0.59)	(0.71)	11.24	17.03	1,624,965	1.54	1.55	1.24 (e)	60
Year ended 08/31/13	8.91	0.10	1.40	1.50	(0.14)	—	(0.14)	10.27	16.95	1,284,225	1.53	1.54	0.99	26
Year ended 08/31/12	8.07	0.11	0.83	0.94	(0.10)	—	(0.10)	8.91	11.77 (f)	1,157,325	1.54 (f)	1.54 (f)	1.31 (f)	21

Class R
Six months ended 02/28/17	10.27	0.07	0.98	1.05	(0.09)	(0.29)	(0.38)	10.94	10.34	225,930	1.03 (d)	1.03 (d)	1.27 (d)	47
Year ended 08/31/16	10.05	0.13	0.56	0.69	(0.20)	(0.27)	(0.47)	10.27	7.24	216,293	1.04	1.05	1.32	93
Year ended 08/31/15	11.47	0.13	(0.34)	(0.21)	(0.26)	(0.95)	(1.21)	10.05	(1.98)	221,987	1.04	1.05	1.13	69
Year ended 08/31/14	10.47	0.19 (e)	1.58	1.77	(0.18)	(0.59)	(0.77)	11.47	17.60	232,455	1.04	1.05	1.74 (e)	60
Year ended 08/31/13	9.08	0.15	1.43	1.58	(0.19)	—	(0.19)	10.47	17.57	193,610	1.03	1.04	1.49	26
Year ended 08/31/12	8.23	0.15	0.85	1.00	(0.15)	—	(0.15)	9.08	12.23	176,940	1.05	1.06	1.80	21

Class Y
Six months ended 02/28/17	10.22	0.09	0.98	1.07	(0.11)	(0.29)	(0.40)	10.89	10.67	1,111,330	0.53 (d)	0.53 (d)	1.77 (d)	47
Year ended 08/31/16	10.01	0.18	0.55	0.73	(0.25)	(0.27)	(0.52)	10.22	7.70	819,708	0.54	0.55	1.82	93
Year ended 08/31/15	11.43	0.17	(0.33)	(0.16)	(0.31)	(0.95)	(1.26)	10.01	(1.49)	784,238	0.54	0.55	1.63	69
Year ended 08/31/14	10.43	0.24 (e)	1.58	1.82	(0.23)	(0.59)	(0.82)	11.43	18.25	719,931	0.54	0.55	2.24 (e)	60
Year ended 08/31/13	9.05	0.20	1.41	1.61	(0.23)	—	(0.23)	10.43	18.10	477,207	0.53	0.54	1.99	26
Year ended 08/31/12	8.20	0.20	0.84	1.04	(0.19)	—	(0.19)	9.05	12.83	410,600	0.55	0.56	2.30	21

Class R5
Six months ended 02/28/17	10.23	0.10	0.98	1.08	(0.12)	(0.29)	(0.41)	10.90	10.70	488,840	0.48 (d)	0.48 (d)	1.82 (d)	47
Year ended 08/31/16	10.02	0.18	0.56	0.74	(0.26)	(0.27)	(0.53)	10.23	7.78	438,538	0.47	0.48	1.89	93
Year ended 08/31/15	11.43	0.18	(0.32)	(0.14)	(0.32)	(0.95)	(1.27)	10.02	(1.32)	411,579	0.47	0.48	1.70	69
Year ended 08/31/14	10.43	0.25 (e)	1.58	1.83	(0.24)	(0.59)	(0.83)	11.43	18.33	402,366	0.48	0.49	2.30 (e)	60
Year ended 08/31/13	9.05	0.20	1.42	1.62	(0.24)	—	(0.24)	10.43	18.17	241,540	0.47	0.48	2.05	26
Year ended 08/31/12	8.20	0.21	0.84	1.05	(0.20)	—	(0.20)	9.05	12.96	238,392	0.44	0.44	2.41	21

Class R6
Six months ended 02/28/17	10.22	0.10	0.98	1.08	(0.12)	(0.29)	(0.41)	10.89	10.76	386,208	0.38 (d)	0.38 (d)	1.92 (d)	47
Year ended 08/31/16	10.01	0.19	0.56	0.75	(0.27)	(0.27)	(0.54)	10.22	7.89	283,631	0.37	0.38	1.99	93
Year ended 08/31/15	11.43	0.19	(0.33)	(0.14)	(0.33)	(0.95)	(1.28)	10.01	(1.33)	191,328	0.37	0.38	1.80	69
Year ended 08/31/14	10.43	0.26 (e)	1.58	1.84	(0.25)	(0.59)	(0.84)	11.43	18.44	149,346	0.39	0.40	2.39 (e)	60
Year ended 08/31/13(g)	9.27	0.21	1.14	1.35	(0.19)	—	(0.19)	10.43	14.81	37,884	0.37 (h)	0.38 (h)	2.15 (h)	26

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $10,219,159, $159,996, $1,647,706, $220,299, $957,582, $458,602 and $308,778 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Net investment income per share and the ratio of net investment income to average net assets includes significant dividends received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.16 and 1.47%, $0.07 and 0.72%, $0.07 and 0.72%, $0.13 and 1.22%, $0.18 and1.72%, $0.19 and 1.78% and $0.20 and 1.87% for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(f)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.98% and 0.99% for the years ended August 31, 2016 and August 31, 2012.
(g)	Commencement date of September 24, 2012.
(h)	Annualized.
96                                  Invesco Counselor Series Trust

Invesco Floating Rate Fund
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period(b)	Total return(c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover(d)
Class A
Six months ended 02/28/17	$7.42	$0.17	$ 0.20	$ 0.37	$(0.17)	$7.62	4.97%	$ 730,750	1.09% (e)(f)	1.10% (e)(f)	4.45% (f)	38%
Year ended 08/31/16	7.56	0.36	(0.14)	0.22	(0.36)	7.42	3.12	661,412	1.10 (e)	1.11 (e)	4.93	70
Year ended 08/31/15	7.95	0.35	(0.38)	(0.03)	(0.36)	7.56	(0.42)	850,891	1.06 (e)	1.06 (e)	4.51	59
Year ended 08/31/14	7.93	0.32	0.03	0.35	(0.33)	7.95	4.33	1,025,092	1.03 (e)	1.04 (e)	4.01	82
Year ended 08/31/13	7.77	0.35	0.17	0.52	(0.36)	7.93	6.83	957,442	1.08 (e)	1.09 (e)	4.36	97
Year ended 08/31/12	7.36	0.37	0.41	0.78	(0.37)	7.77	10.75	448,142	1.11 (e)	1.11 (e)	4.80	82

Class C
Six months ended 02/28/17	7.39	0.15	0.20	0.35	(0.15)	7.59	4.72	474,055	1.59 (e)(f)	1.60 (e)(f)	3.95 (f)	38
Year ended 08/31/16	7.52	0.32	(0.13)	0.19	(0.32)	7.39	2.74	458,340	1.60 (e)	1.61 (e)	4.43	70
Year ended 08/31/15	7.92	0.31	(0.39)	(0.08)	(0.32)	7.52	(1.07)	570,097	1.56 (e)	1.56 (e)	4.01	59
Year ended 08/31/14	7.90	0.28	0.03	0.31	(0.29)	7.92	3.91	691,152	1.53 (e)	1.54 (e)	3.51	82
Year ended 08/31/13	7.73	0.31	0.18	0.49	(0.32)	7.90	6.45	518,948	1.58 (e)	1.59 (e)	3.86	97
Year ended 08/31/12	7.32	0.33	0.41	0.74	(0.33)	7.73	10.24	258,800	1.61 (e)	1.61 (e)	4.30	82

Class R
Six months ended 02/28/17	7.44	0.16	0.19	0.35	(0.16)	7.63	4.70	6,418	1.34 (e)(f)	1.35 (e)(f)	4.20 (f)	38
Year ended 08/31/16	7.57	0.34	(0.13)	0.21	(0.34)	7.44	3.00	6,191	1.35 (e)	1.36 (e)	4.68	70
Year ended 08/31/15	7.97	0.33	(0.39)	(0.06)	(0.34)	7.57	(0.79)	11,969	1.31 (e)	1.31 (e)	4.26	59
Year ended 08/31/14	7.95	0.30	0.03	0.33	(0.31)	7.97	4.18	11,152	1.28 (e)	1.29 (e)	3.76	82
Year ended 08/31/13	7.79	0.33	0.17	0.50	(0.34)	7.95	6.57	3,559	1.33 (e)	1.34 (e)	4.11	97
Year ended 08/31/12	7.37	0.35	0.42	0.77	(0.35)	7.79	10.61	1,779	1.36 (e)	1.36 (e)	4.55	82

Class Y
Six months ended 02/28/17	7.41	0.18	0.19	0.37	(0.17)	7.61	5.10	913,312	0.84 (e)(f)	0.85 (e)(f)	4.70 (f)	38
Year ended 08/31/16	7.54	0.38	(0.13)	0.25	(0.38)	7.41	3.51	648,603	0.85 (e)	0.86 (e)	5.18	70
Year ended 08/31/15	7.94	0.37	(0.39)	(0.02)	(0.38)	7.54	(0.31)	805,611	0.81 (e)	0.81 (e)	4.76	59
Year ended 08/31/14	7.92	0.34	0.03	0.37	(0.35)	7.94	4.69	802,508	0.78 (e)	0.79 (e)	4.26	82
Year ended 08/31/13	7.76	0.37	0.17	0.54	(0.38)	7.92	7.10	550,974	0.83 (e)	0.84 (e)	4.61	97
Year ended 08/31/12	7.34	0.38	0.42	0.80	(0.38)	7.76	11.19	165,609	0.86 (e)	0.86 (e)	5.05	82

Class R5
Six months ended 02/28/17	7.43	0.18	0.20	0.38	(0.18)	7.63	5.10	2,242	0.83 (e)(f)	0.84 (e)(f)	4.71 (f)	38
Year ended 08/31/16	7.56	0.38	(0.13)	0.25	(0.38)	7.43	3.52	1,858	0.84 (e)	0.85 (e)	5.19	70
Year ended 08/31/15	7.96	0.37	(0.39)	(0.02)	(0.38)	7.56	(0.29)	3,466	0.80 (e)	0.80 (e)	4.77	59
Year ended 08/31/14	7.94	0.34	0.03	0.37	(0.35)	7.96	4.72	8,087	0.76 (e)	0.77 (e)	4.28	82
Year ended 08/31/13	7.77	0.37	0.18	0.55	(0.38)	7.94	7.26	9,260	0.81 (e)	0.82 (e)	4.63	97
Year ended 08/31/12	7.36	0.39	0.41	0.80	(0.39)	7.77	11.13	58,039	0.77 (e)	0.77 (e)	5.14	82

Class R6
Six months ended 02/28/17	7.41	0.18	0.20	0.38	(0.18)	7.61	5.16	568,554	0.73 (e)(f)	0.74 (e)(f)	4.81 (f)	38
Year ended 08/31/16	7.56	0.39	(0.16)	0.23	(0.38)	7.41	3.34	555,172	0.75 (e)	0.76 (e)	5.28	70
Year ended 08/31/15	7.95	0.38	(0.38)	0.00	(0.39)	7.56	(0.06)	97,902	0.70 (e)	0.70 (e)	4.87	59
Year ended 08/31/14	7.94	0.35	0.01	0.36	(0.35)	7.95	4.66	83,025	0.69 (e)	0.70 (e)	4.35	82
Year ended 08/31/13(g)	7.84	0.35	0.11	0.46	(0.36)	7.94	6.01	63,032	0.76 (e)(h)	0.77 (e)(h)	4.68 (h)	97

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share for the fiscal year ended August 31, 2012.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratio includes line of credit expense of 0.05%, 0.05%, 0.03%, 0.02%, 0.02% and 0.03% for the six months ended February 28, 2017 and the years ended August 31, 2016, August 31, 2015, August 31, 2014, August 31, 2013 and August 31, 2012, respectively.
(f)	Ratios are annualized and based on average daily net assets (000’s omitted) of $689,129, $463,383, $6,213, $756,733, $2,013 and $556,449 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(g)	Commencement date of September 24, 2012.
(h)	Annualized.
97                                  Invesco Counselor Series Trust

Invesco Global Real Estate Income Fund
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover(c)
Class A
Six months ended 02/28/17	$9.30	$0.16	$(0.29)	$(0.13)	$(0.26)	$ —	$(0.26)	$8.91	(1.38)%	$328,241	1.23% (d)	1.23% (d)	3.60% (d)	19%
Year ended 08/31/16	8.81	0.30	0.67	0.97	(0.28)	(0.20)	(0.48)	9.30	11.54	385,887	1.24	1.24	3.37	60
Year ended 08/31/15	9.48	0.29	(0.57)	(0.28)	(0.38)	(0.01)	(0.39)	8.81	(3.08)	499,799	1.22	1.22	3.12	60
Year ended 08/31/14	8.52	0.29	1.19	1.48	(0.42)	(0.10)	(0.52)	9.48	18.13	609,824	1.27	1.27	3.26	61
Year ended 08/31/13	8.97	0.36	(0.31)	0.05	(0.50)	—	(0.50)	8.52	0.43	615,876	1.26	1.27	4.00	63
Year ended 08/31/12	8.39	0.41	0.57	0.98	(0.40)	—	(0.40)	8.97 (e)	12.19	318,464	1.31	1.31	4.82	49

Class B
Six months ended 02/28/17	9.28	0.12	(0.29)	(0.17)	(0.22)	—	(0.22)	8.89	(1.76)	599	1.98 (d)	1.98 (d)	2.85 (d)	19
Year ended 08/31/16	8.79	0.23	0.67	0.90	(0.21)	(0.20)	(0.41)	9.28	10.72	711	1.99	1.99	2.62	60
Year ended 08/31/15	9.46	0.22	(0.57)	(0.35)	(0.31)	(0.01)	(0.32)	8.79	(3.83)	1,064	1.97	1.97	2.37	60
Year ended 08/31/14	8.51	0.23	1.18	1.41	(0.36)	(0.10)	(0.46)	9.46	17.13	1,647	2.02	2.02	2.51	61
Year ended 08/31/13	8.95	0.29	(0.30)	(0.01)	(0.43)	—	(0.43)	8.51	(0.23)	1,822	2.01	2.02	3.25	63
Year ended 08/31/12	8.36	0.34	0.59	0.93	(0.34)	—	(0.34)	8.95 (e)	11.49	1,606	2.06	2.06	4.07	49

Class C
Six months ended 02/28/17	9.28	0.12	(0.29)	(0.17)	(0.22)	—	(0.22)	8.89	(1.76)	79,551	1.98 (d)	1.98 (d)	2.85 (d)	19
Year ended 08/31/16	8.79	0.23	0.67	0.90	(0.21)	(0.20)	(0.41)	9.28	10.72	95,245	1.99	1.99	2.62	60
Year ended 08/31/15	9.46	0.22	(0.57)	(0.35)	(0.31)	(0.01)	(0.32)	8.79	(3.83)	103,988	1.97	1.97	2.37	60
Year ended 08/31/14	8.51	0.23	1.18	1.41	(0.36)	(0.10)	(0.46)	9.46	17.14	118,319	2.02	2.02	2.51	61
Year ended 08/31/13	8.95	0.29	(0.30)	(0.01)	(0.43)	—	(0.43)	8.51	(0.23)	108,878	2.01	2.02	3.25	63
Year ended 08/31/12	8.36	0.34	0.59	0.93	(0.34)	—	(0.34)	8.95 (e)	11.49	44,790	2.06	2.06	4.07	49

Class Y
Six months ended 02/28/17	9.28	0.17	(0.30)	(0.13)	(0.27)	—	(0.27)	8.88	(1.37)	395,702	0.98 (d)	0.98 (d)	3.85 (d)	19
Year ended 08/31/16	8.79	0.32	0.67	0.99	(0.30)	(0.20)	(0.50)	9.28	11.84	396,910	0.99	0.99	3.62	60
Year ended 08/31/15	9.45	0.31	(0.55)	(0.24)	(0.41)	(0.01)	(0.42)	8.79	(2.75)	398,283	0.97	0.97	3.37	60
Year ended 08/31/14	8.50	0.32	1.17	1.49	(0.44)	(0.10)	(0.54)	9.45	18.33	428,854	1.02	1.02	3.51	61
Year ended 08/31/13	8.95	0.39	(0.32)	0.07	(0.52)	—	(0.52)	8.50	0.68	270,196	1.01	1.02	4.25	63
Year ended 08/31/12	8.36	0.43	0.58	1.01	(0.42)	—	(0.42)	8.95 (e)	12.62	114,525	1.06	1.06	5.07	49

Class R5
Six months ended 02/28/17	9.30	0.17	(0.29)	(0.12)	(0.27)	—	(0.27)	8.91	(1.22)	7,186	0.92 (d)	0.92 (d)	3.91 (d)	19
Year ended 08/31/16	8.81	0.33	0.67	1.00	(0.31)	(0.20)	(0.51)	9.30	11.91	12,898	0.90	0.90	3.71	60
Year ended 08/31/15	9.47	0.32	(0.56)	(0.24)	(0.41)	(0.01)	(0.42)	8.81	(2.68)	14,204	0.91	0.91	3.43	60
Year ended 08/31/14	8.52	0.32	1.18	1.50	(0.45)	(0.10)	(0.55)	9.47	18.40	24,749	0.91	0.91	3.62	61
Year ended 08/31/13	8.96	0.39	(0.30)	0.09	(0.53)	—	(0.53)	8.52	0.85	23,565	0.94	0.95	4.32	63
Year ended 08/31/12	8.38	0.44	0.57	1.01	(0.43)	—	(0.43)	8.96 (e)	12.63	30,076	0.98	0.98	5.15	49

Class R6
Six months ended 02/28/17	9.30	0.17	(0.28)	(0.11)	(0.28)	—	(0.28)	8.91	(1.17)	152,265	0.82 (d)	0.82 (d)	4.01 (d)	19
Year ended 08/31/16	8.81	0.34	0.67	1.01	(0.32)	(0.20)	(0.52)	9.30	12.00	155,908	0.82	0.82	3.79	60
Year ended 08/31/15	9.48	0.33	(0.57)	(0.24)	(0.42)	(0.01)	(0.43)	8.81	(2.70)	1,449	0.84	0.84	3.50	60
Year ended 08/31/14	8.52	0.34	1.18	1.52	(0.46)	(0.10)	(0.56)	9.48	18.62	1,420	0.87	0.87	3.66	61
Year ended 08/31/13(f)	8.98	0.38	(0.41)	(0.03)	(0.43)	—	(0.43)	8.52	(0.49)	60	0.86 (g)	0.87 (g)	4.40 (g)	63

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $347,621, $648, $85,341, $390,029, $10,903, and $148,525 for Class A, Class B, Class C, Class Y, Class R5, and Class R6 shares, respectively.
(e)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(f)	Commencement date of September 24, 2012.
(g)	Annualized.
98                                  Invesco Counselor Series Trust

Invesco Growth and Income Fund
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover(c)
Class A
Six months ended 02/28/17	$25.12	$ 0.19	$ 3.69	$ 3.88	$(0.26)	$(1.45)	$(1.71)	$27.29	15.63%	$4,288,231	0.82% (d)	0.82% (d)	1.50% (d)	8%
Year ended 08/31/16	25.44	0.38	1.44	1.82	(0.42)	(1.72)	(2.14)	25.12	7.93	4,058,588	0.83	0.83	1.59	18
Year ended 08/31/15	29.30	0.35	(1.09)	(0.74)	(0.54)	(2.58)	(3.12)	25.44	(2.61)	4,450,596	0.84	0.84	1.29	23
Year ended 08/31/14	24.92	0.55 (e)	4.78	5.33	(0.33)	(0.62)	(0.95)	29.30	21.84	5,302,375	0.83	0.84	2.03 (e)	31
Year ended 08/31/13	20.48	0.31	4.47	4.78	(0.34)	—	(0.34)	24.92	23.57	4,766,860	0.81	0.82	1.37	29
Year ended 08/31/12	18.01	0.32	2.42	2.74	(0.27)	—	(0.27)	20.48	15.33	4,266,135	0.83	0.84	1.66	25

Class B
Six months ended 02/28/17	24.91	0.19	3.65	3.84	(0.25)	(1.45)	(1.70)	27.05	15.63 (f)	27,687	0.82 (d)(f)	0.82 (d)(f)	1.50 (d)(f)	8
Year ended 08/31/16	25.24	0.38	1.43	1.81	(0.42)	(1.72)	(2.14)	24.91	7.94 (f)	33,762	0.83 (f)	0.83 (f)	1.59 (f)	18
Year ended 08/31/15	29.10	0.35	(1.09)	(0.74)	(0.54)	(2.58)	(3.12)	25.24	(2.65) (f)	50,939	0.84 (f)	0.84 (f)	1.29 (f)	23
Year ended 08/31/14	24.75	0.54(e)	4.75	5.29	(0.32)	(0.62)	(0.94)	29.10	21.86 (f)	82,970	0.83 (f)	0.84 (f)	2.03 (e)(f)	31
Year ended 08/31/13	20.34	0.31	4.44	4.75	(0.34)	—	(0.34)	24.75	23.57 (f)	101,723	0.81 (f)	0.82 (f)	1.37 (f)	29
Year ended 08/31/12	17.88	0.31	2.41	2.72	(0.26)	—	(0.26)	20.34	15.37 (f)	124,930	0.81 (f)	0.82 (f)	1.68 (f)	25

Class C
Six months ended 02/28/17	24.84	0.10	3.64	3.74	(0.16)	(1.45)	(1.61)	26.97	15.20	302,358	1.57 (d)	1.57 (d)	0.75 (d)	8
Year ended 08/31/16	25.17	0.20	1.43	1.63	(0.24)	(1.72)	(1.96)	24.84	7.14 (g)	290,579	1.55 (g)	1.55 (g)	0.87 (g)	18
Year ended 08/31/15	29.01	0.15	(1.08)	(0.93)	(0.33)	(2.58)	(2.91)	25.17	(3.33)	309,526	1.59	1.59	0.54	23
Year ended 08/31/14	24.68	0.34 (e)	4.73	5.07	(0.12)	(0.62)	(0.74)	29.01	20.94	334,902	1.58	1.59	1.28 (e)	31
Year ended 08/31/13	20.29	0.14	4.42	4.56	(0.17)	—	(0.17)	24.68	22.63	289,458	1.56	1.57	0.62	29
Year ended 08/31/12	17.84	0.18	2.40	2.58	(0.13)	—	(0.13)	20.29	14.53 (g)	254,679	1.55 (g)	1.56 (g)	0.94 (g)	25

Class R
Six months ended 02/28/17	25.14	0.16	3.68	3.84	(0.22)	(1.45)	(1.67)	27.31	15.47	126,168	1.07 (d)	1.07 (d)	1.25 (d)	8
Year ended 08/31/16	25.45	0.32	1.45	1.77	(0.36)	(1.72)	(2.08)	25.14	7.69	116,837	1.08	1.08	1.34	18
Year ended 08/31/15	29.31	0.29	(1.10)	(0.81)	(0.47)	(2.58)	(3.05)	25.45	(2.86)	139,084	1.09	1.09	1.04	23
Year ended 08/31/14	24.93	0.48 (e)	4.78	5.26	(0.26)	(0.62)	(0.88)	29.31	21.53	181,301	1.08	1.09	1.78 (e)	31
Year ended 08/31/13	20.49	0.25	4.47	4.72	(0.28)	—	(0.28)	24.93	23.26	170,691	1.06	1.07	1.12	29
Year ended 08/31/12	18.02	0.27	2.42	2.69	(0.22)	—	(0.22)	20.49	15.03	147,659	1.08	1.09	1.41	25

Class Y
Six months ended 02/28/17	25.15	0.23	3.68	3.91	(0.29)	(1.45)	(1.74)	27.32	15.75	1,852,304	0.57 (d)	0.57 (d)	1.75 (d)	8
Year ended 08/31/16	25.46	0.44	1.46	1.90	(0.49)	(1.72)	(2.21)	25.15	8.24	1,851,513	0.58	0.58	1.84	18
Year ended 08/31/15	29.33	0.42	(1.10)	(0.68)	(0.61)	(2.58)	(3.19)	25.46	(2.39)	1,886,928	0.59	0.59	1.54	23
Year ended 08/31/14	24.94	0.62 (e)	4.78	5.40	(0.39)	(0.62)	(1.01)	29.33	22.17	2,186,472	0.58	0.59	2.28 (e)	31
Year ended 08/31/13	20.50	0.37	4.47	4.84	(0.40)	—	(0.40)	24.94	23.86	1,826,646	0.56	0.57	1.62	29
Year ended 08/31/12	18.03	0.36	2.42	2.78	(0.31)	—	(0.31)	20.50	15.60	1,504,586	0.58	0.59	1.91	25

Class R5
Six months ended 02/28/17	25.17	0.24	3.69	3.93	(0.30)	(1.45)	(1.75)	27.35	15.83	857,959	0.48 (d)	0.48 (d)	1.84 (d)	8
Year ended 08/31/16	25.49	0.46	1.45	1.91	(0.51)	(1.72)	(2.23)	25.17	8.31	765,516	0.48	0.48	1.94	18
Year ended 08/31/15	29.36	0.45	(1.10)	(0.65)	(0.64)	(2.58)	(3.22)	25.49	(2.29)	738,797	0.48	0.48	1.65	23
Year ended 08/31/14	24.97	0.65 (e)	4.78	5.43	(0.42)	(0.62)	(1.04)	29.36	22.27	880,275	0.47	0.48	2.39 (e)	31
Year ended 08/31/13	20.53	0.39	4.47	4.86	(0.42)	—	(0.42)	24.97	23.96	718,816	0.47	0.48	1.71	29
Year ended 08/31/12	18.05	0.39	2.43	2.82	(0.34)	—	(0.34)	20.53	15.80	697,346	0.46	0.47	2.03	25

Class R6
Six months ended 02/28/17	25.18	0.25	3.68	3.93	(0.31)	(1.45)	(1.76)	27.35	15.84	794,970	0.38 (d)	0.38 (d)	1.94 (d)	8
Year ended 08/31/16	25.49	0.49	1.46	1.95	(0.54)	(1.72)	(2.26)	25.18	8.46	680,404	0.38	0.38	2.04	18
Year ended 08/31/15	29.36	0.48	(1.10)	(0.62)	(0.67)	(2.58)	(3.25)	25.49	(2.19)	720,155	0.38	0.38	1.75	23
Year ended 08/31/14	24.97	0.68 (e)	4.78	5.46	(0.45)	(0.62)	(1.07)	29.36	22.38	647,350	0.38	0.39	2.48 (e)	31
Year ended 08/31/13(h)	21.23	0.43	3.66	4.09	(0.35)	—	(0.35)	24.97	19.45	335,549	0.38 (i)	0.38 (i)	1.80 (i)	29

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $4,152,711, $31,477, $296,958, $121,486, $1,856,804, $807,102 and $719,204 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Net investment income per share and the ratio of net investment income to average net assets includes significant dividends received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.34 and 1.24%, $0.33 and 1.24%, $0.13 and 0.49%, $0.27 and 0.99%, $0.41 and 1.49%, $0.44 and 1.60% and $0.47 and 1.69% for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(f)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.25%, 0.25%, 0.25%, 0.25%, 0.25% and 0.23% for the six months ended February 28, 2017 and the years ended August 31, 2016, 2015, 2014, 2013 and 2012, respectively.
(g)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.98% and 0.97% for the years ended August 31, 2016 and August 31, 2012, respectively.
(h)	Commencement date of September 24, 2012.
(i)	Annualized.
99                                  Invesco Counselor Series Trust

Invesco Low Volatility Equity Yield Fund

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover(c)
Class A
Six months ended 02/28/17	$ 9.97	$0.13	$ 0.58	$ 0.71	$(0.13)	$ —	$(0.13)	$10.55	7.17%	$176,912	1.20% (d)	1.20% (d)	2.67% (d)	46%
Year ended 08/31/16	9.40	0.25	0.62	0.87	(0.30)	—	(0.30)	9.97	9.40	173,949	1.20	1.20	2.59	107
Year ended 08/31/15	11.75	0.26	(1.43)	(1.17)	(0.31)	(0.87)	(1.18)	9.40	(10.72)	177,739	1.15	1.15	2.49	101
Year ended 08/31/14	9.98	0.31	1.92	2.23	(0.29)	(0.17)	(0.46)	11.75	22.91	224,786	1.14	1.14	2.80	109
Year ended 08/31/13	8.66	0.12	1.31	1.43	(0.11)	—	(0.11)	9.98	16.71	199,636	1.18	1.18	1.31	107
Year ended 08/31/12	7.34	0.09	1.27	1.36	(0.04)	—	(0.04)	8.66	18.54	198,831	1.03	1.23	1.10	45

Class B
Six months ended 02/28/17	9.82	0.09	0.58	0.67	(0.09)	—	(0.09)	10.40	6.85	1,922	1.95 (d)	1.95 (d)	1.92 (d)	46
Year ended 08/31/16	9.26	0.17	0.61	0.78	(0.22)	—	(0.22)	9.82	8.57	2,669	1.95	1.95	1.84	107
Year ended 08/31/15	11.59	0.18	(1.42)	(1.24)	(0.22)	(0.87)	(1.09)	9.26	(11.42)	5,253	1.90	1.90	1.74	101
Year ended 08/31/14	9.84	0.22	1.90	2.12	(0.20)	(0.17)	(0.37)	11.59	22.08	11,962	1.89	1.89	2.05	109
Year ended 08/31/13	8.53	0.05	1.29	1.34	(0.03)	—	(0.03)	9.84	15.72	13,288	1.93	1.93	0.56	107
Year ended 08/31/12	7.26	0.03	1.26	1.29	(0.02)	—	(0.02)	8.53	17.75	16,913	1.78	1.98	0.35	45

Class C
Six months ended 02/28/17	9.80	0.09	0.57	0.66	(0.09)	—	(0.09)	10.37	6.76	27,901	1.95 (d)	1.95 (d)	1.92 (d)	46
Year ended 08/31/16	9.24	0.17	0.61	0.78	(0.22)	—	(0.22)	9.80	8.59	28,435	1.95	1.95	1.84	107
Year ended 08/31/15	11.56	0.18	(1.41)	(1.23)	(0.22)	(0.87)	(1.09)	9.24	(11.37)	29,959	1.90	1.90	1.74	101
Year ended 08/31/14	9.82	0.22	1.89	2.11	(0.20)	(0.17)	(0.37)	11.56	22.01	40,119	1.89	1.89	2.05	109
Year ended 08/31/13	8.51	0.05	1.29	1.34	(0.03)	—	(0.03)	9.82	15.75	37,335	1.93	1.93	0.56	107
Year ended 08/31/12	7.25	0.03	1.25	1.28	(0.02)	—	(0.02)	8.51	17.64	41,148	1.78	1.98	0.35	45

Class R
Six months ended 02/28/17	9.92	0.12	0.57	0.69	(0.11)	—	(0.11)	10.50	7.06	259	1.45 (d)	1.45 (d)	2.42 (d)	46
Year ended 08/31/16	9.35	0.22	0.62	0.84	(0.27)	—	(0.27)	9.92	9.16	268	1.45	1.45	2.34	107
Year ended 08/31/15	11.69	0.24	(1.43)	(1.19)	(0.28)	(0.87)	(1.15)	9.35	(10.93)	170	1.40	1.40	2.24	101
Year ended 08/31/14	9.93	0.28	1.91	2.19	(0.26)	(0.17)	(0.43)	11.69	22.60	206	1.39	1.39	2.55	109
Year ended 08/31/13	8.61	0.10	1.30	1.40	(0.08)	—	(0.08)	9.93	16.37	200	1.43	1.43	1.06	107
Year ended 08/31/12	7.31	0.07	1.26	1.33	(0.03)	—	(0.03)	8.61	18.24	1,059	1.28	1.48	0.85	45

Class Y
Six months ended 02/28/17	10.02	0.15	0.57	0.72	(0.14)	—	(0.14)	10.60	7.27	8,842	0.95 (d)	0.95 (d)	2.92 (d)	46
Year ended 08/31/16	9.45	0.27	0.62	0.89	(0.32)	—	(0.32)	10.02	9.64	8,152	0.95	0.95	2.84	107
Year ended 08/31/15	11.80	0.29	(1.43)	(1.14)	(0.34)	(0.87)	(1.21)	9.45	(10.43)	4,861	0.90	0.90	2.74	101
Year ended 08/31/14	10.02	0.33	1.94	2.27	(0.32)	(0.17)	(0.49)	11.80	23.24	5,383	0.89	0.89	3.05	109
Year ended 08/31/13	8.71	0.15	1.30	1.45	(0.14)	—	(0.14)	10.02	16.90	4,189	0.93	0.93	1.56	107
Year ended 08/31/12	7.37	0.11	1.27	1.38	(0.04)	—	(0.04)	8.71	18.89	4,269	0.78	0.98	1.35	45

Investor Class
Six months ended 02/28/17	10.01	0.13	0.58	0.71	(0.13)	—	(0.13)	10.59	7.25	49,407	1.20 (d)	1.20 (d)	2.67 (d)	46
Year ended 08/31/16	9.43	0.25	0.62	0.87	(0.30)	—	(0.30)	10.00	9.38	53,620	1.20	1.20	2.59	107
Year ended 08/31/15	11.78	0.27	(1.44)	(1.17)	(0.31)	(0.87)	(1.18)	9.43	(10.68)	52,880	1.15	1.15	2.49	101
Year ended 08/31/14	10.01	0.31	1.92	2.23	(0.29)	(0.17)	(0.46)	11.78	22.85	65,428	1.14	1.14	2.80	109
Year ended 08/31/13	8.69	0.12	1.31	1.43	(0.11)	—	(0.11)	10.01	16.65	64,369	1.18	1.18	1.31	107
Year ended 08/31/12	7.36	0.09	1.28	1.37	(0.04)	—	(0.04)	8.69	18.63	63,296	1.03	1.23	1.10	45

Class R5
Six months ended 02/28/17	10.03	0.16	0.58	0.74	(0.15)	—	(0.15)	10.62	7.47	13,451	0.76 (d)	0.76 (d)	3.11 (d)	46
Year ended 08/31/16	9.46	0.29	0.62	0.91	(0.34)	—	(0.34)	10.03	9.82	13,194	0.77	0.77	3.02	107
Year ended 08/31/15	11.82	0.31	(1.44)	(1.13)	(0.36)	(0.87)	(1.23)	9.46	(10.35)	13,881	0.75	0.75	2.89	101
Year ended 08/31/14	10.03	0.35	1.94	2.29	(0.33)	(0.17)	(0.50)	11.82	23.48	16,272	0.75	0.75	3.19	109
Year ended 08/31/13	8.71	0.16	1.31	1.47	(0.15)	—	(0.15)	10.03	17.12	13,000	0.76	0.76	1.73	107
Year ended 08/31/12	7.37	0.11	1.28	1.39	(0.05)	—	(0.05)	8.71	18.90	11,397	0.76	0.77	1.37	45

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $171,537, $2,345, $27,468, $253, $8,298, $49,997 and $12,764 for Class A, Class B, Class C, Class R, Class Y, Investor Class and Class R5 shares, respectively.
100                                  Invesco Counselor Series Trust

Invesco Pennsylvania Tax Free Income Fund

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Supplemental Ratio: Ratio of expenses to average net assets (excluding interest, facilities and maintenance fees)	Ratio of net investment income to average net assets	Portfolio turnover(c)
Class A
Six months ended 02/28/17	$17.01	$0.24	$(0.81)	$(0.57)	$(0.27)	$16.17	(3.33)%	$112,181	1.15% (d)	1.05% (d)	3.03% (d)	12%
Year ended 08/31/16	16.44	0.57	0.60	1.17	(0.60)	17.01	7.21	118,906	1.08	1.02	3.41	12
Year ended 08/31/15	16.50	0.59	(0.09)	0.50	(0.56)	16.44	3.09	112,409	1.12	1.09	3.59	13
Year ended 08/31/14	15.39	0.62	1.09	1.71	(0.60)	16.50	11.33	113,872	1.09	1.07	3.93	10
Year ended 08/31/13	17.05	0.63	(1.65)	(1.02)	(0.64)	15.39	(6.24)	118,936	1.03	1.01	3.72	17
Year ended 08/31/12	15.85	0.68	1.19	1.87	(0.67)	17.05	12.04	137,146	1.03	1.01	4.13	11

Class B
Six months ended 02/28/17	17.04	0.24	(0.80)	(0.56)	(0.27)	16.21	(3.27) (e)	524	1.15 (d)(e)	1.05 (d)(e)	3.03 (d)(e)	12
Year ended 08/31/16	16.48	0.57	0.59	1.16	(0.60)	17.04	7.15 (e)	1,094	1.08 (e)	1.02 (e)	3.41 (e)	12
Year ended 08/31/15	16.53	0.60	(0.09)	0.51	(0.56)	16.48	3.15 (e)	1,247	1.12 (e)	1.09 (e)	3.59 (e)	13
Year ended 08/31/14	15.42	0.63	1.08	1.71	(0.60)	16.53	11.32 (e)	1,544	1.09 (e)	1.07 (e)	3.93 (e)	10
Year ended 08/31/13	17.09	0.63	(1.66)	(1.03)	(0.64)	15.42	(6.28) (e)	1,717	1.03 (e)	1.01 (e)	3.72 (e)	17
Year ended 08/31/12	15.86	0.71	1.19	1.90	(0.67)	17.09	12.22	2,430	0.86	0.84	4.30	11

Class C
Six months ended 02/28/17	17.03	0.18	(0.81)	(0.63)	(0.21)	16.19	(3.70)	10,875	1.90(d)	1.80 (d)	2.28 (d)	12
Year ended 08/31/16	16.46	0.44	0.60	1.04	(0.47)	17.03	6.42	11,406	1.83	1.77	2.66	12
Year ended 08/31/15	16.53	0.47	(0.09)	0.38	(0.45)	16.46	2.33	9,488	1.87	1.84	2.84	13
Year ended 08/31/14	15.41	0.51	1.09	1.60	(0.48)	16.53	10.56 (f)	9,804	1.81 (f)	1.79 (f)	3.21 (f)	10
Year ended 08/31/13	17.08	0.50	(1.66)	(1.16)	(0.51)	15.41	(7.00)	10,838	1.78	1.76	2.97	17
Year ended 08/31/12	15.88	0.56	1.19	1.75	(0.55)	17.08	11.19	11,020	1.78	1.76	3.38	11

Class Y
Six months ended 02/28/17	17.02	0.27	(0.81)	(0.54)	(0.29)	16.19	(3.15)	5,757	0.90 (d)	0.80 (d)	3.28 (d)	12
Year ended 08/31/16	16.46	0.61	0.59	1.20	(0.64)	17.02	7.41	4,351	0.83	0.77	3.66	12
Year ended 08/31/15	16.51	0.64	(0.08)	0.56	(0.61)	16.46	3.41	3,323	0.87	0.84	3.84	13
Year ended 08/31/14	15.40	0.66	1.09	1.75	(0.64)	16.51	11.60	2,713	0.84	0.82	4.18	10
Year ended 08/31/13	17.06	0.67	(1.65)	(0.98)	(0.68)	15.40	(6.00)	2,562	0.78	0.76	3.97	17
Year ended 08/31/12	15.86	0.73	1.18	1.91	(0.71)	17.06	12.31	1,298	0.78	0.76	4.38	11

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $114,469, $774,209, $11,134 and $4,986 for Class A, Class B, Class C and Class Y shares, respectively.
(e)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.25%, 0.25%, 0.25%, 0.25% and 0.25% for the six months ended February 28, 2017 and the years ended August 31, 2016, August 31, 2015, August 31, 2014 and August 31, 2013, respectively.
(f)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.97% for the year ended August 31, 2014.
101                                  Invesco Counselor Series Trust

Invesco S&P 500 Index Fund
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover(c)
Class A
Six months ended 02/28/17	$23.60	$0.19	$ 2.08	$ 2.27	$(0.31)	$25.56	9.67% (e)	$630,336	0.56% (d)(e)	0.56% (d)(e)	1.59% (d)(e)	2%
Year ended 08/31/16	21.42	0.36	2.16	2.52	(0.34)	23.60	11.89	600,869	0.59	0.59	1.62	6
Year ended 08/31/15	21.69	0.32	(0.33)	(0.01)	(0.26)	21.42	(0.05)	534,656	0.58	0.58	1.44	4
Year ended 08/31/14	17.67	0.29	4.01	4.30	(0.28)	21.69	24.54 (f)	557,688	0.59 (f)	0.59 (f)	1.45 (f)	5
Year ended 08/31/13	15.26	0.27	2.43	2.70	(0.29)	17.67	18.04	467,234	0.62	0.62	1.64	6
Year ended 08/31/12	13.25	0.22	2.03	2.25	(0.24)	15.26	17.26	410,772	0.65	0.67	1.55	3

Class B
Six months ended 02/28/17	23.03	0.09	2.05	2.14	(0.15)	25.02	9.33	2,343	1.32 (d)	1.32 (d)	0.83 (d)	2
Year ended 08/31/16	20.94	0.19	2.10	2.29	(0.20)	23.03	11.02	3,445	1.34	1.34	0.87	6
Year ended 08/31/15	21.24	0.15	(0.33)	(0.18)	(0.12)	20.94	(0.85)	5,117	1.33	1.33	0.69	4
Year ended 08/31/14	17.32	0.13	3.94	4.07	(0.15)	21.24	23.60	8,150	1.35	1.35	0.69	5
Year ended 08/31/13	14.96	0.14	2.40	2.54	(0.18)	17.32	17.14	11,045	1.37	1.37	0.89	6
Year ended 08/31/12	12.92	0.11	2.01	2.12	(0.08)	14.96	16.47	19,912	1.40	1.42	0.80	3

Class C
Six months ended 02/28/17	22.77	0.09	2.02	2.11	(0.15)	24.73	9.32 (e)	253,397	1.30 (d)(e)	1.30 (d)(e)	0.85 (d)(e)	2
Year ended 08/31/16	20.70	0.19	2.08	2.27	(0.20)	22.77	11.05 (g)	222,221	1.32 (g)	1.32 (g)	0.89 (g)	6
Year ended 08/31/15	20.99	0.15	(0.32)	(0.17)	(0.12)	20.70	(0.81)	164,876	1.33	1.33	0.69	4
Year ended 08/31/14	17.12	0.13	3.89	4.02	(0.15)	20.99	23.59	124,452	1.35	1.35	0.69	5
Year ended 08/31/13	14.79	0.14	2.37	2.51	(0.18)	17.12	17.14 (g)	91,761	1.36 (g)	1.36 (g)	0.90 (g)	6
Year ended 08/31/12	12.79	0.11	1.99	2.10	(0.10)	14.79	16.50	78,797	1.40	1.42	0.80	3

Class Y
Six months ended 02/28/17	23.88	0.22	2.11	2.33	(0.36)	25.85	9.84	120,071	0.32 (d)	0.32 (d)	1.83 (d)	2
Year ended 08/31/16	21.67	0.42	2.18	2.60	(0.39)	23.88	12.15	87,687	0.34	0.34	1.87	6
Year ended 08/31/15	21.94	0.38	(0.34)	0.04	(0.31)	21.67	0.17	48,047	0.33	0.33	1.69	4
Year ended 08/31/14	17.87	0.34	4.05	4.39	(0.32)	21.94	24.83	24,870	0.35	0.35	1.69	5
Year ended 08/31/13	15.43	0.32	2.45	2.77	(0.33)	17.87	18.33	22,546	0.37	0.37	1.89	6
Year ended 08/31/12	13.40	0.26	2.06	2.32	(0.29)	15.43	17.64	14,518	0.40	0.42	1.80	3

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $613,282, $2,905, $231,530 and $99,997 for Class A, Class B, Class C and Class Y shares, respectively.
(e)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% and 0.98% for the six months ended February 28, 2017.
(f)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for the year ended August 31, 2014.
(g)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.98% and 0.99% for the years ended August 31, 2016 and August 31, 2013, respectively.
102                                  Invesco Counselor Series Trust

Invesco Short Duration High Yield Municipal Fund

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Netasset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover(c)
Class A
Six months ended 02/28/17	$10.60	$0.19	$(0.44)	$(0.25)	$(0.17)	$10.18	(2.37)%	$50,185	0.83% (d)	1.20% (d)	3.65% (d)	36%
Year ended 08/31/16(e)	10.00	0.35	0.50	0.85	(0.25)	10.60	8.61	41,561	0.79 (f)	1.47 (f)	3.64 (f)	69

Class C
Six months ended 02/28/17	10.58	0.15	(0.43)	(0.28)	(0.13)	10.17	(2.65)	25,142	1.58 (d)	1.95 (d)	2.90 (d)	36
Year ended 08/31/16(e)	10.00	0.28	0.49	0.77	(0.19)	10.58	7.81	20,641	1.54 (f)	2.22 (f)	2.89 (f)	69

Class Y
Six months ended 02/28/17	10.61	0.20	(0.44)	(0.24)	(0.18)	10.19	(2.25)	13,846	0.58 (d)	0.95 (d)	3.90 (d)	36
Year ended 08/31/16(e)	10.00	0.37	0.51	0.88	(0.27)	10.61	8.91	13,943	0.54 (f)	1.22 (f)	3.89 (f)	69

Class R5
Six months ended 02/28/17	10.61	0.20	(0.43)	(0.23)	(0.18)	10.20	(2.15)	27	0.58 (d)	0.95 (d)	3.90 (d)	36
Year ended 08/31/16(e)	10.00	0.37	0.51	0.88	(0.27)	10.61	8.91	63	0.54 (f)	1.20 (f)	3.89 (f)	69

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $44,334, $24,764, $12,891 and $36 for Class A, Class C, Class Y and Class R5 shares, respectively.
(e)	Commencement date of September 30, 2015.
(f)	Annualized.
103                                  Invesco Counselor Series Trust

Invesco Small Cap Discovery Fund

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period(b)	Total return(c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover(d)
Class A
Six months ended 02/28/17	$ 9.05	$(0.04)	$ 0.81	$ 0.77	$(0.17)	$ 9.65	8.65%	$397,168	1.41% (e)	1.41% (e)	(0.92)% (e)	26%
Year ended 08/31/16	10.60	(0.08)	(0.02)	(0.10)	(1.45)	9.05	(0.61)	439,098	1.36	1.37	(0.89)	39
Year ended 08/31/15	11.83	(0.09)	0.61	0.52	(1.75)	10.60	5.24	512,763	1.32	1.32	(0.85)	63
Year ended 08/31/14	12.20	(0.10)	1.62	1.52	(1.89)	11.83	13.15	527,759	1.32	1.32	(0.85)	79
Year ended 08/31/13	10.85	(0.08)	2.56	2.48	(1.13)	12.20	25.31	540,979	1.32	1.33	(0.72)	70
Year ended 08/31/12	10.56	(0.08)	1.47	1.39	(1.10)	10.85	14.33	607,073	1.38	1.43	(0.80)	78

Class B
Six months ended 02/28/17	7.92	(0.04)	0.71	0.67	(0.17)	8.42	8.62 (f)	3,486	1.41 (e)(f)	1.41 (e)(f)	(0.92) (e)(f)	26%
Year ended 08/31/16	9.46	(0.07)	(0.02)	(0.09)	(1.45)	7.92	(0.57) (f)	4,587	1.36 (f)	1.37 (f)	(0.89) (f)	39
Year ended 08/31/15	10.75	(0.08)	0.54	0.46	(1.75)	9.46	5.19 (f)	7,715	1.32 (f)	1.32 (f)	(0.85) (f)	63
Year ended 08/31/14	11.25	(0.09)	1.48	1.39	(1.89)	10.75	13.11 (f)	10,216	1.32 (f)	1.32 (f)	(0.85) (f)	79
Year ended 08/31/13	10.09	(0.07)	2.36	2.29	(1.13)	11.25	25.34 (f)	12,554	1.32 (f)	1.33 (f)	(0.72) (f)	70
Year ended 08/31/12	9.89	(0.08)	1.38	1.30	(1.10)	10.09	14.40 (f)	13,754	1.38 (f)	1.43 (f)	(0.80) (f)	78

Class C
Six months ended 02/28/17	7.21	(0.06)	0.65	0.59	(0.17)	7.63	8.35 (g)	41,766	2.13 (e)(g)	2.13 (e)(g)	(1.64) (e)(g)	26%
Year ended 08/31/16	8.81	(0.12)	(0.03)	(0.15)	(1.45)	7.21	(1.39)	47,459	2.08	2.09	(1.61)	39
Year ended 08/31/15	10.19	(0.15)	0.52	0.37	(1.75)	8.81	4.50	62,773	2.07	2.07	(1.60)	63
Year ended 08/31/14	10.83	(0.17)	1.42	1.25	(1.89)	10.19	12.21	55,961	2.07	2.07	(1.60)	79
Year ended 08/31/13	9.82	(0.15)	2.29	2.14	(1.13)	10.83	24.43	53,560	2.07	2.08	(1.47)	70
Year ended 08/31/12	9.73	(0.15)	1.34	1.19	(1.10)	9.82	13.43	48,486	2.13	2.18	(1.55)	78

Class Y
Six months ended 02/28/17	9.49	(0.03)	0.85	0.82	(0.17)	10.14	8.77	80,283	1.16 (e)	1.16 (e)	(0.67) (e)	26%
Year ended 08/31/16	11.02	(0.06)	(0.02)	(0.08)	(1.45)	9.49	(0.39)	75,188	1.11	1.12	(0.64)	39
Year ended 08/31/15	12.20	(0.07)	0.64	0.57	(1.75)	11.02	5.51	97,497	1.07	1.07	(0.60)	63
Year ended 08/31/14	12.50	(0.07)	1.66	1.59	(1.89)	12.20	13.42	114,973	1.07	1.07	(0.60)	79
Year ended 08/31/13	11.06	(0.05)	2.62	2.57	(1.13)	12.50	25.67	163,072	1.07	1.08	(0.47)	70
Year ended 08/31/12	10.72	(0.06)	1.50	1.44	(1.10)	11.06	14.60	206,367	1.13	1.18	(0.55)	78

Class R5
Six months ended 02/28/17	9.57	(0.02)	0.87	0.84	(0.17)	10.24	8.91	2,722	0.99 (e)	0.99 (e)	(0.50) (e)	26%
Year ended 08/31/16	11.08	(0.04)	(0.02)	(0.06)	(1.45)	9.57	(0.18)	1,698	0.91	0.92	(0.44)	39
Year ended 08/31/15	12.23	(0.05)	0.65	0.60	(1.75)	11.08	5.77	6,784	0.94	0.94	(0.47)	63
Year ended 08/31/14	12.52	(0.05)	1.65	1.60	(1.89)	12.23	13.49	45,126	0.94	0.94	(0.47)	79
Year ended 08/31/13(h)	11.48	(0.04)	2.21	2.17	(1.13)	12.52	21.25	44,037	0.93 (i)	0.94 (i)	(0.33) (i)	70

Class R6
Six months ended 02/28/17	9.59	(0.02)	0.86	0.84	(0.17)	10.26	8.89	78,240	0.92 (e)	0.92 (e)	(0.43) (e)	26%
Year ended 08/31/16	11.09	(0.04)	(0.01)	(0.05)	(1.45)	9.59	(0.08)	73,299	0.86	0.87	(0.39)	39
Year ended 08/31/15	12.25	(0.04)	0.63	0.59	(1.75)	11.09	5.66	76,687	0.85	0.85	(0.38)	63
Year ended 08/31/14	12.52	(0.04)	1.66	1.62	(1.89)	12.25	13.67	109,145	0.84	0.84	(0.37)	79
Year ended 08/31/13(h)	11.48	(0.03)	2.20	2.17	(1.13)	12.52	21.25	68,425	0.83 (i)	0.84 (i)	(0.23) (i)	70

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest, which were less than $0.005 per share for the fiscal year ended August 31, 2012.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $411,878, $4,016, $43,797, $76,751, $1,895, and $74,364 for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares, respectively.
(f)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.25% for the six months ended February 28, 2017 and for each of the years ended August 31, 2016, 2015, 2014, 2013 and 2012, respectively.
(g)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.97% for the six months ended February 28, 2017 and the year ended August 31, 2016, respectively.
(h)	Commencement date of September 24, 2012 for Class R5 and Class R6 shares, respectively.
(i)	Annualized.
104                                  Invesco Counselor Series Trust

Invesco Strategic Real Return Fund
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover(d)
Class A
Six months ended 02/28/17	$ 9.77	$0.13	$ 0.06	$ 0.19	$(0.23)	$ 9.73	1.98%	$11,908	0.59% (e)	1.90% (e)	2.72% (e)	14%
Year ended 08/31/16	9.62	0.30	0.14	0.44	(0.29)	9.77	4.72	10,130	0.61	2.34	3.13	35
Year ended 08/31/15	10.11	0.26	(0.49)	(0.23)	(0.26)	9.62	(2.26)	8,936	0.60	2.25	2.71	25
Year ended 08/31/14(f)	10.00	0.14	0.10	0.24	(0.13)	10.11	2.44	7,880	0.59 (g)	2.87 (g)	4.21 (g)	13

Class C
Six months ended 02/28/17	9.77	0.09	0.05	0.14	(0.19)	9.72	1.50	899	1.34 (e)	2.65 (e)	1.97 (e)	14
Year ended 08/31/16	9.61	0.23	0.15	0.38	(0.22)	9.77	4.04	549	1.36	3.09	2.38	35
Year ended 08/31/15	10.10	0.19	(0.49)	(0.30)	(0.19)	9.61	(3.00)	459	1.35	3.00	1.96	25
Year ended 08/31/14(f)	10.00	0.12	0.09	0.21	(0.11)	10.10	2.14	54	1.34 (g)	3.62 (g)	3.46 (g)	13

Class R
Six months ended 02/28/17	9.77	0.12	0.06	0.18	(0.22)	9.73	1.86	123	0.84 (e)	2.15 (e)	2.47 (e)	14
Year ended 08/31/16	9.62	0.28	0.14	0.42	(0.27)	9.77	4.46	76	0.86	2.59	2.88	35
Year ended 08/31/15	10.11	0.24	(0.49)	(0.25)	(0.24)	9.62	(2.51)	35	0.85	2.50	2.46	25
Year ended 08/31/14(f)	10.00	0.14	0.10	0.24	(0.13)	10.11	2.37	10	0.84 (g)	3.12 (g)	3.96 (g)	13

Class Y
Six months ended 02/28/17	9.78	0.14	0.05	0.19	(0.24)	9.73	2.01	9,169	0.34 (e)	1.65 (e)	2.97 (e)	14
Year ended 08/31/16	9.62	0.32	0.15	0.47	(0.31)	9.78	5.09	7,616	0.36	2.09	3.38	35
Year ended 08/31/15	10.11	0.29	(0.49)	(0.20)	(0.29)	9.62	(2.02)	7,209	0.35	2.00	2.96	25
Year ended 08/31/14(f)	10.00	0.15	0.10	0.25	(0.14)	10.11	2.50	7,563	0.34 (g)	2.62+	4.46 (g)	13

Class R5
Six months ended 02/28/17	9.78	0.14	0.05	0.19	(0.24)	9.73	2.01	10	0.34 (e)	1.68 (e)	2.97 (e)	14
Year ended 08/31/16	9.62	0.32	0.15	0.47	(0.31)	9.78	5.09	10	0.35	2.14	3.39	35
Year ended 08/31/15	10.11	0.29	(0.49)	(0.20)	(0.29)	9.62	(2.02)	10	0.35	2.07	2.96	25
Year ended 08/31/14(f)	10.00	0.15	0.10	0.25	(0.14)	10.11	2.50	10	0.34 (g)	2.68 (g)	4.46 (g)	13

Class R6
Six months ended 02/28/17	9.78	0.14	0.06	0.20	(0.24)	9.74	2.11	264	0.34 (e)	1.68 (e)	2.97 (e)	14
Year ended 08/31/16	9.62	0.32	0.15	0.47	(0.31)	9.78	5.09	10	0.35	2.14	3.39	35
Year ended 08/31/15	10.11	0.29	(0.49)	(0.20)	(0.29)	9.62	(2.02)	10	0.35	2.07	2.96	25
Year ended 08/31/14(f)	10.00	0.15	0.10	0.25	(0.14)	10.11	2.50	10	0.34 (g)	2.68 (g)	4.46 (g)	13

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that your Fund bears indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.23%, 0.23%, 0.22% and 0.21%, for the six-month period ended February 28, 2017, the years ended August 31, 2016 and 2015, and for the period April 30, (commencement date) through August 31, 2014, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $10,877, $779, $103, $8,404, $10 and $28 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement date of April 30, 2014.
(g)	Annualized.
105                                  Invesco Counselor Series Trust

Hypothetical Investment and Expense Information

In connection with the final settlement reached between Invesco and certain of its affiliates with certain regulators, including the New York Attorney General’s Office, the SEC and the Colorado Attorney General’s Office (the settlement) arising out of certain market timing and unfair pricing allegations made against Invesco and certain of its affiliates, Invesco and certain of its affiliates agreed, among other things, to disclose certain hypothetical information regarding investment and expense information to Fund shareholders. The chart below is intended to reflect the annual and cumulative impact of each Fund’s expenses, including investment advisory fees and other Fund costs, on each Fund’s returns over a 10-year period. The example reflects the following:
■	You invest $10,000 in the Fund and hold it for the entire 10-year period;
■	Your investment has a 5% return before expenses each year;
■	Invesco Core Plus Bond Fund, Invesco Equity and Income Fund and Invesco Floating Rate Fund’s current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed;
■	Hypotheticals both with and without any applicable initial sales charge applied; and
■	There is no sales charge on reinvested dividends.
There is no assurance that the annual expense ratio will be the expense ratio for the Funds’ classes for any of the years shown. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.
Invesco American Franchise Fund — Class T (Includes Maximum Sales Charge)	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Annual Expense Ratio[1]	1.08%	1.08%	1.08%	1.08%	1.08%	1.08%	1.08%	1.08%	1.08%	1.08%
Cumulative Return Before Expenses	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	1.32%	5.29%	9.42%	13.71%	18.17%	22.80%	27.61%	32.62%	37.82%	43.22%
End of Year Balance	$10,132.20	$10,529.38	$10,942.13	$11,371.07	$11,816.81	$12,280.03	$12,761.41	$13,261.65	$13,781.51	$14,321.75
Estimated Annual Expenses	$ 357.36	$ 111.57	$ 115.95	$ 120.49	$ 125.21	$ 130.12	$ 135.22	$ 140.52	$ 146.03	$ 151.76

Invesco American Franchise Fund — Class T (Without Maximum Sales Charge)	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Annual Expense Ratio[1]	1.08%	1.08%	1.08%	1.08%	1.08%	1.08%	1.08%	1.08%	1.08%	1.08%
Cumulative Return Before Expenses	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.92%	7.99%	12.23%	16.63%	21.20%	25.95%	30.89%	36.02%	41.35%	46.89%
End of Year Balance	$10,392.00	$10,799.37	$11,222.70	$11,662.63	$12,119.81	$12,594.90	$13,088.62	$13,601.70	$14,134.88	$14,688.97
Estimated Annual Expenses	$ 110.12	$ 114.43	$ 118.92	$ 123.58	$ 128.43	$ 133.46	$ 138.69	$ 144.13	$ 149.78	$ 155.65

Invesco Core Plus Bond Fund — Class T (Includes Maximum Sales Charge)	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Annual Expense Ratio[1]	0.75%	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%
Cumulative Return Before Expenses	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	1.64%	5.76%	10.04%	14.50%	19.14%	23.96%	28.98%	34.21%	39.64%	45.30%
End of Year Balance	$10,164.38	$10,576.03	$11,004.36	$11,450.04	$11,913.76	$12,396.27	$12,898.32	$13,420.70	$13,964.24	$14,529.79
Estimated Annual Expenses	$ 324.68	$ 98.52	$ 102.51	$ 106.66	$ 110.98	$ 115.47	$ 120.15	$ 125.02	$ 130.08	$ 135.35

Invesco Core Plus Bond Fund — Class T (Without Maximum Sales Charge)	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Annual Expense Ratio[1]	0.75%	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%
Cumulative Return Before Expenses	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	4.25%	8.47%	12.87%	17.44%	22.19%	27.14%	32.29%	37.65%	43.22%	49.02%
End of Year Balance	$10,425.00	$10,847.21	$11,286.52	$11,743.63	$12,219.25	$12,714.13	$13,229.05	$13,764.82	$14,322.30	$14,902.35
Estimated Annual Expenses	$ 76.59	$ 101.04	$ 105.14	$ 109.39	$ 113.82	$ 118.43	$ 123.23	$ 128.22	$ 133.41	$ 138.82

Invesco Equity and Income Fund — Class T (Includes Maximum Sales Charge)	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Annual Expense Ratio[1]	0.80%	0.81%	0.81%	0.81%	0.81%	0.81%	0.81%	0.81%	0.81%	0.81%
Cumulative Return Before Expenses	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	1.60%	5.85%	10.29%	14.91%	19.72%	24.74%	29.97%	35.41%	41.08%	47.00%
End of Year Balance	$10,159.50	$10,585.18	$11,028.70	$11,490.80	$11,972.27	$12,473.91	$12,996.56	$13,541.12	$14,108.49	$14,699.64
Estimated Annual Expenses	$ 329.64	$ 84.02	$ 87.54	$ 91.20	$ 95.03	$ 99.01	$ 103.16	$ 107.48	$ 111.98	$ 116.67

Invesco Equity and Income Fund — Class T (Without Maximum Sales Charge)	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Annual Expense Ratio[1]	0.80%	0.81%	0.81%	0.81%	0.81%	0.81%	0.81%	0.81%	0.81%	0.81%
Cumulative Return Before Expenses	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	4.20%	8.57%	13.11%	17.85%	22.79%	27.94%	33.30%	38.88%	44.70%	50.77%
End of Year Balance	$10,420.00	$10,856.60	$11,311.49	$11,785.44	$12,279.25	$12,793.75	$13,329.81	$13,888.33	$14,470.25	$15,076.55
Estimated Annual Expenses	$ 81.68	$ 86.17	$ 89.78	$ 93.54	$ 97.46	$ 101.55	$ 105.80	$ 110.23	$ 114.85	$ 119.66

106                                  Invesco Counselor Series Trust

Invesco Floating Rate Fund — Class T (Includes Maximum Sales Charge)	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Annual Expense Ratio[1]	1.11%	1.12%	1.12%	1.12%	1.12%	1.12%	1.12%	1.12%	1.12%	1.12%
Cumulative Return Before Expenses	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	1.29%	5.22%	9.31%	13.55%	17.95%	22.53%	27.28%	32.22%	37.35%	42.68%
End of Year Balance	$10,129.28	$10,522.29	$10,930.56	$11,354.66	$11,795.22	$12,252.88	$12,728.29	$13,222.15	$13,735.17	$14,268.09
Estimated Annual Expenses	$ 360.33	$ 115.65	$ 120.14	$ 124.80	$ 129.64	$ 134.67	$ 139.89	$ 145.32	$ 150.96	$ 156.82

Invesco Floating Rate Fund — Class T (Without Maximum Sales Charge)	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Annual Expense Ratio[1]	1.11%	1.12%	1.12%	1.12%	1.12%	1.12%	1.12%	1.12%	1.12%	1.12%
Cumulative Return Before Expenses	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.89%	7.92%	12.11%	16.46%	20.98%	25.67%	30.55%	35.61%	40.87%	46.34%
End of Year Balance	$10,389.00	$10,792.09	$11,210.83	$11,645.81	$12,097.66	$12,567.05	$13,054.65	$13,561.18	$14,087.35	$14,633.94
Estimated Annual Expenses	$ 113.16	$ 118.61	$ 123.22	$ 128.00	$ 132.96	$ 138.12	$ 143.48	$ 149.05	$ 154.83	$ 160.84

Invesco Global Real Estate Income Fund — Class T (Includes Maximum Sales Charge)	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Annual Expense Ratio[1]	1.24%	1.24%	1.24%	1.24%	1.24%	1.24%	1.24%	1.24%	1.24%	1.24%
Cumulative Return Before Expenses	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	1.17%	4.97%	8.92%	13.01%	17.26%	21.67%	26.25%	30.99%	35.92%	41.03%
End of Year Balance	$10,116.60	$10,496.98	$10,891.67	$11,301.20	$11,726.12	$12,167.02	$12,624.50	$13,099.19	$13,591.72	$14,102.76
Estimated Annual Expenses	$ 373.17	$ 127.80	$ 132.61	$ 137.60	$ 142.77	$ 148.14	$ 153.71	$ 159.49	$ 165.48	$ 171.71

Invesco Global Real Estate Income Fund — Class T (Without Maximum Sales Charge)	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Annual Expense Ratio[1]	1.24%	1.24%	1.24%	1.24%	1.24%	1.24%	1.24%	1.24%	1.24%	1.24%
Cumulative Return Before Expenses	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.76%	7.66%	11.71%	15.91%	20.27%	24.79%	29.48%	34.35%	39.40%	44.64%
End of Year Balance	$10,376.00	$10,766.14	$11,170.94	$11,590.97	$12,026.79	$12,479.00	$12,948.21	$13,435.06	$13,940.22	$14,464.37
Estimated Annual Expenses	$ 126.33	$ 131.08	$ 136.01	$ 141.12	$ 146.43	$ 151.94	$ 157.65	$ 163.58	$ 169.73	$ 176.11

Invesco Low Volatility Equity Yield Fund — Class T (Includes Maximum Sales Charge)	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Annual Expense Ratio[1]	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%
Cumulative Return Before Expenses	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	1.21%	5.05%	9.04%	13.19%	17.49%	21.95%	26.59%	31.40%	36.39%	41.57%
End of Year Balance	$10,120.50	$10,505.08	$10,904.27	$11,318.63	$11,748.74	$12,195.19	$12,658.61	$13,139.64	$13,638.95	$14,157.23
Estimated Annual Expenses	$ 369.22	$ 123.75	$ 128.46	$ 133.34	$ 138.40	$ 143.66	$ 149.12	$ 154.79	$ 160.67	$ 166.78

Invesco Low Volatility Equity Yield Fund — Class T (Without Maximum Sales Charge)	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Annual Expense Ratio[1]	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%
Cumulative Return Before Expenses	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	3.80%	7.74%	11.84%	16.09%	20.50%	25.08%	29.83%	34.77%	39.89%	45.20%
End of Year Balance	$10,380.00	$10,774.44	$11,183.87	$11,608.86	$12,049.99	$12,507.89	$12,983.19	$13,476.55	$13,988.66	$14,520.23
Estimated Annual Expenses	$ 122.28	$ 126.93	$ 131.75	$ 136.76	$ 141.95	$ 147.35	$ 152.95	$ 158.76	$ 164.79	$ 171.05

1	Your actual expenses may be higher or lower than those shown.
107                                  Invesco Counselor Series Trust

Shareholder Account Information
In addition to the Fund(s), the Adviser serves as investment adviser to many other Invesco mutual funds that offer Class T shares (Invesco Funds or Funds). The following information is about all of the Invesco Funds that offer Class T shares.
Unless otherwise provided, the following are certain defined terms used throughout this prospectus:
■	Employer Sponsored Retirement and Benefit Plans include (i) employer sponsored pension or profit sharing plans that qualify under section 401(a) of the Internal Revenue Code of 1986, as amended (the Code), including 401(k), money purchase pension, profit sharing and defined benefit plans; (ii) 403(b) and non-qualified deferred compensation arrangements that operate similar to plans described under (i) above, such as 457 plans and executive deferred compensation arrangements; (iii) health savings accounts maintained pursuant to Section 223 of the Code; and (iv) voluntary employees’ beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code.
■	Individual Retirement Accounts (IRAs) include Traditional and Roth IRAs.
■	Employer Sponsored IRAs include Simplified Employee Pension (SEP), Salary Reduction Simplified Employee Pension (SAR-SEP), and Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) IRAs.
■	Retirement and Benefit Plans include Employer Sponsored Retirement and Benefit Plans, IRAs and Employer Sponsored IRAs.
Shareholder Account Information and additional information is available on the Internet at www.invesco.com/us. Go to the tab for “Accounts & Services,” then click on “Service Center,” or consult the Fund’s prospectus and SAI, which are available on that same Web site or upon request free of charge. The Web site is not part of this prospectus.
Class T Share Eligibility
Class T Shares are only available through financial intermediaries. Class T shares are offered through certain financial intermediaries with which the Distributor has an agreement to sell the shares of the Fund. Not all financial intermediaries make Class T shares available to their customers. Please contact your financial intermediary about the availability of Class T shares and other information. When purchasing shares through a financial intermediary, you may not benefit from certain policies and procedures for the Funds as your eligibility may be dependent upon the policies and procedures of your financial intermediary, including those regarding reductions of sales charges and other features of the share class. In all instances, it is your responsibility to notify your financial intermediary of any facts that may qualify your investment for sales charge reductions and other features of the class.
Distribution and Service (12b-1) Fees
Each Fund has adopted a distribution plan pursuant to SEC Rule 12b-1. A 12b-1 plan allows a Fund to pay distribution and service fees to Invesco Distributors to compensate or reimburse, as applicable, Invesco Distributors for its efforts in connection with the sale and distribution of the Fund’s shares and for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the Funds pay these fees out of their assets on an ongoing basis, over time these fees will increase the cost of your investment and may cause you to pay more than the maximum permitted initial sales charges described in this prospectus.
Under the Class T shares distribution plan, the Funds pay a 0.25% distribution and service fee with respect to each Fund’s average daily net assets.
Please refer to the prospectus fee table for more information on a particular Fund’s 12b-1 fees.
Class T Sales Charges
Class T shares are sold with a sales charge at the time of purchase. Class T shares are not subject to a sales charge when they are redeemed. You may qualify for reduced sales charges on Class T shares of a Fund based on purchase amount. Rights of accumulation and letters of intent are not available on purchases of Class T shares. For each Fund, the maximum sales charge for Class T is 2.50% of the offering price. The sales charge varies depending on the amount of your purchase, as follows:
Sales Charges
		Investor’s Sales Charge
Amount invested in any individual Fund		As a % of Offering Price	As a % of Investment
Less than	$ 250,000	2.50%	2.56%

$250,000 but less than	$ 500,000	2.00	2.04

$500,000 but less than	$1,000,000	1.50	1.52

$1,000,000 or more		1.00	1.01

Purchasing Shares and Shareholder Eligibility
Invesco Tax-Exempt Cash Fund
Only accounts beneficially owned by natural persons will be permitted to retain their shares. The Fund has implemented policies and procedures reasonably designed to limit all beneficial owners of a Fund to natural persons, and investments in a Fund are limited to accounts beneficially owned by natural persons. Natural persons may invest in a Fund through certain tax-advantaged savings accounts, trusts and other retirement and investment accounts, which may include, among others: participant-directed defined contribution plans; individual retirement accounts; simplified employee pension arrangements; simple retirement accounts; custodial accounts; deferred compensation plans for government or tax-exempt organization employees; Archer medical savings accounts; college savings plans; health savings account plans; ordinary trusts and estates of natural persons; or certain other retirement and investment accounts with ultimate investment authority held by the natural person beneficial owner, notwithstanding having an institutional decision maker making day-to-day decisions (e.g., a plan sponsor in certain retirement arrangements or an investment adviser managing discretionary investment accounts).
Further, financial intermediaries may only submit purchase orders if they have implemented policies and procedures reasonably designed to limit all investors on behalf of whom they submit orders to accounts beneficially owned by natural persons. Financial intermediaries may be required to provide a written statement or other representation that they have in place, and operate in compliance with, such policies and procedures prior to submitting purchase orders. Such policies and procedures may include provisions for the financial intermediary to promptly report to a Fund or the transfer agent the identification of any shareholder of the Fund that does not qualify as a natural person of whom they are aware and promptly take steps to redeem any such shareholder’s shares of the Fund upon request by the Fund or the transfer agent, in such manner as it may reasonably request. A Fund may involuntarily redeem any such shareholder who does not voluntarily redeem their shares.
Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the Fund verify and record your identifying information.

A-1                                  The Invesco Funds – Class T Shares
MCF—06/17

Minimum Investments
The minimum investments for Class T shares for fund accounts are as follows:
Type of Account	Initial Investment Per Fund	Additional Investments Per Fund
Asset or fee-based accounts managed by your financial adviser	None	None

Employer Sponsored Retirement and Benefit Plans and Employer Sponsored IRAs	None	None

IRAs and Coverdell ESAs if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other accounts if the investor is purchasing shares through a systematic purchase plan	50	50

IRAs and Coverdell ESAs	250	25

All other accounts	1,000	50

Invesco Distributors has the discretion to accept orders on behalf of clients for lesser amounts.
How to Purchase Shares
	Opening An Account	Adding To An Account
Through a Financial Adviser	Contact your financial adviser or financial intermediary.	Contact your financial adviser or financial intermediary.

Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the Funds verify and record your identifying information.
Systematic Purchase Plan
You can arrange for periodic investments in any of the Funds by authorizing the Funds’ transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25 per Fund for IRAs and Coverdell ESAs, and at least $50 per Fund for all other types of accounts (a Systematic Purchase Plan). You may stop the Systematic Purchase Plan at any time by giving the Funds’ transfer agent notice ten days prior to your next scheduled withdrawal. Certain financial advisers and other financial intermediaries may also offer systematic purchase plans. Each periodic investment of Class T shares under a Systematic Purchase Plan will be subject to a Sales Charge. Therefore, it may not be in your best interest to buy additional Class T Shares while participating in a Systematic Purchase Plan.
Automatic Dividend and Distribution Investment
Your dividends and distributions may be paid in cash or reinvested in the same Fund or another Fund without paying an initial sales charge. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same Fund. If you elect to receive your distributions by check, and the distribution amount is $25 or less, then the amount will be automatically reinvested in the same Fund and no check will be issued. If you have elected to receive distributions by check, and the postal service is unable to deliver checks to your address of record, then your distribution election may be converted to having all subsequent distributions reinvested in the same Fund and no checks will be issued. With respect to certain account types, if your check remains uncashed for six months, the Fund generally reserves the right to reinvest your distribution check in your account at the then applicable NAV and to reinvest all subsequent distributions in shares of the Fund. Such checks will be reinvested into the same share class of the Fund. You should contact the Funds’ transfer agent to change your distribution option, and your request to do so must be received by the Funds’ transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.
Redeeming Shares
The Funds’ transfer agent or authorized intermediary, if applicable, must receive your call during the hours of the customary trading session of the New York Stock Exchange (NYSE) in order to effect the redemption at that day’s net asset value.
Your broker or financial intermediary may charge service fees for handling redemption transactions.
How to Redeem Shares
Through a Financial Adviser or Financial Intermediary	Contact your financial adviser or financial intermediary.

Timing and Method of Payment
The Funds’ transfer agent typically expects to pay redemption proceeds to redeeming shareholders within one business day after a redemption request is received in good order, regardless of the method a Fund uses to make such payment. However, a Fund may take up to seven days to process a redemption request. “Good order” means that all necessary information and documentation related to the redemption request have been provided to the Funds’ transfer agent or authorized intermediary, if applicable. If your request is not in good order, the Funds’ transfer agent may require additional documentation in order to redeem your shares. If you redeem shares recently purchased by check or ACH, you may be required to wait up to ten calendar days before your redemption proceeds are sent. This delay is necessary to ensure that the purchase has cleared. Payment may be postponed under unusual circumstances, as allowed by the SEC, such as when the NYSE restricts or suspends trading.
Redemption checks are mailed to your address of record, via first class U.S. mail, unless you make other arrangements with the Funds’ transfer agent.
The Funds’ transfer agent uses reasonable procedures to confirm that instructions communicated via telephone and the Internet are genuine, and the Funds and the Funds’ transfer agent are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.
A Fund typically expects to use holdings of cash and cash equivalents and sales of portfolio assets to meet redemption requests, both regularly and in stressed market conditions. The Funds also have the ability to redeem in kind as further described below under “Redemptions in Kind.” Invesco Floating Rate Fund has a revolving line of credit that may be used to meet redemptions in stressed market conditions.
Expedited Redemptions (for Invesco Cash Reserve Shares of Invesco Government Money Market Fund only)
If you place your redemption order by telephone, before 11:30 a.m. Eastern Time and request an expedited redemption, the Funds’ transfer agent will transmit payment of redemption proceeds on that same day via federal wire to a bank of record on your account. If the Funds’ transfer agent receives your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, it will transmit payment on the next business day.
Suspension of Redemptions
The right of redemption may be suspended or the date of payment postponed when (a) trading on the NYSE is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of the Fund not reasonably practicable. With respect to Invesco Government Money Market Fund and Invesco Tax-Exempt Cash Fund, in the event that the Fund, at the end of a business day, has invested less than 10% of its total assets in weekly liquid assets or the Fund’s price per share as computed for the purpose of distribution, redemption and repurchase, rounded to the nearest 1%, has deviated from the stable price established by the Fund’s Board or the Board, including a majority of trustees who are
A-2                                  The Invesco Funds – Class T Shares

not interested persons as defined in the 1940 Act, determines that such a deviation is likely to occur, and the Board, including a majority of trustees who are not interested persons of the Fund, irrevocably has approved the liquidation of the Fund, the Fund’s Board has the authority to suspend redemptions of Fund shares.
Liquidity Fees and Redemption Gates
For Invesco Tax-Exempt Cash Fund, if the Fund’s weekly liquid assets fall below 30% of its total assets, the Board, in its discretion, may impose liquidity fees of up to 2% of the value of the shares redeemed and/or suspend redemptions (redemption gates). In addition, if any such Fund’s weekly liquid assets falls below 10% of its total assets at the end of any business day, the Fund must impose a 1% liquidity fee on shareholder redemptions unless the Board determines that not doing so is in the best interests of the Fund.
Liquidity fees and redemption gates are most likely to be imposed, if at all, during times of extraordinary market stress. In the event that a liquidity fee or redemption gate is imposed, the Board expects that for the duration of its implementation and the day after which such gate or fee is terminated, the Fund would strike only one net asset value per day, at the Fund’s last scheduled net asset value calculation time.
The imposition and termination of a liquidity fee or redemption gate will be reported by a Fund to the SEC on Form N-CR. Such information will also be available on the Fund’s website. In addition, a Fund will communicate such action through a supplement to its registration statement and may further communicate such action through a press release or by other means. If a liquidity fee is applied by the Board, it will be charged on all redemption orders submitted after the effective time of the imposition of the fee by the Board. Liquidity fees would reduce the amount you receive upon redemption of your shares. In the event a Fund imposes a redemption gate, the Fund or any financial intermediary on its behalf will not accept redemption requests until the Fund provides notice that the redemption gate has been terminated.
Redemption requests submitted while a redemption gate is imposed will be cancelled without further notice. If shareholders still wish to redeem their shares after a redemption gate has been lifted, they will need to submit a new redemption request.
Liquidity fees and redemption gates will generally be used to assist a Fund to help preserve its market–based NAV per share. It is possible that a liquidity fee will be returned to shareholders in the form of a distribution. The Board may, in its discretion, terminate a liquidity fee or redemption gate at any time if it believes such action to be in the best interest of a Fund. Also, liquidity fees and redemption gates will automatically terminate at the beginning of the next business day once a Fund’s weekly liquid assets reach at least 30% of its total assets. Redemption gates may only last up to 10 business days in any 90-day period. When a fee or a gate is in place, the Fund may elect not to permit the purchase of shares or to subject the purchase of shares to certain conditions, which may include affirmation of the purchaser’s knowledge that a fee or a gate is in effect. When a fee or a gate is in place, shareholders will not be permitted to exchange into or out of a Fund.
There is some degree of uncertainty with respect to the tax treatment of liquidity fees received by a Fund, and such tax treatment may be the subject to future IRS guidance. If a Fund receives liquidity fees, it will consider the appropriate tax treatment of such fees to the Fund at such time.
Financial intermediaries are required to promptly take the steps requested by the Funds or their designees to impose or help to implement a liquidity fee or redemption gate as requested from time to time, including the rejection of orders due to the imposition of a fee or gate or the prompt re-confirmation of orders following a notification regarding the implementation of a fee or gate. If a liquidity fee is imposed, these steps are expected to include the submission of separate, rather than combined, purchase and redemption orders from the time of the effectiveness of the liquidity fee or redemption gate and the submission of such order information to the Fund or its designee prior to the next calculation of a Fund’s net asset value. Unless otherwise agreed to between a Fund and financial intermediary, the Fund will withhold liquidity fees on behalf of financial intermediaries. With regard to such orders, a redemption request that a Fund determines in its sole discretion has been received in good order by the Fund or its designated agent prior to the imposition of a liquidity fee or redemption gate may be paid by the Fund despite the imposition of a redemption gate or without the deduction of a liquidity fee. If a liquidity fee is imposed during the day, an intermediary who receives both purchase and redemption orders from a single account holder is not required to net the purchase and redemption orders. However, the intermediary is permitted to apply the liquidity fee to the net amount of redemptions (even if the purchase order was received prior to the time the liquidity fee was imposed).
Where a Financial Intermediary serves as a Fund’s agent for the purpose of receiving orders, trades that are not transmitted to the Fund by the Financial Intermediary before the time required by the Fund or the transfer agent may, in the Fund’s discretion, be processed on an as-of basis, and any cost or loss to the Fund or transfer agent or their affiliates, from such transactions shall be borne exclusively by the Financial Intermediary.
Systematic Withdrawals
You may arrange for regular periodic withdrawals from your account in amounts equal to or greater than $50 per Fund. The Funds’ transfer agent will redeem the appropriate number of shares from your account to provide redemption proceeds in the amount requested. You must have a total account balance of at least $5,000 in order to establish a Systematic Redemption Plan, unless you are establishing a Required Minimum Distribution for a Retirement and Benefit Plan. You can stop this plan at any time by giving ten days’ prior notice to the Funds’ transfer agent. It may not be in your best interest to buy additional Class T Shares while participating in a Systematic Withdrawal Plan. This is because a sales charge applies to each Class T shares investment.
Check Writing
There are no check writing privileges for Class T shares of the Funds.
Signature Guarantees
The Funds’ transfer agent requires a signature guarantee in the following circumstances:
■	When your redemption proceeds exceed $250,000 per Fund.
■	When you request that redemption proceeds be paid to someone other than the registered owner of the account.
■	When you request that redemption proceeds be sent somewhere other than the address of record or bank of record on the account.
■	When you request that redemption proceeds be sent to a new address or an address that changed in the last 15 days.
The Funds’ transfer agent will accept a guarantee of your signature by a number of different types of financial institutions. Call the Funds’ transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution to determine whether the signature guarantee offered will be sufficient to cover the value of your transaction request.
Redemptions in Kind
Although the Funds generally intend to pay redemption proceeds solely in cash, the Funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind). Redemptions in kind may result in transaction costs and/or market fluctuations associated with liquidating or holding the securities, respectively.
Redemptions Initiated by the Funds
If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months, the Funds have the right to redeem the account after giving you 60 days’ prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by initiating a Systematic Purchase Plan.
A-3                                  The Invesco Funds – Class T Shares

If a Fund determines that you have not provided a correct Social Security or other tax identification number on your account application, or the Fund is not able to verify your identity as required by law, the Fund may, at its discretion, redeem the account and distribute the proceeds to you.
In order to separate retail investors (natural persons) and non-retail investors, the Invesco Tax-Exempt Cash Fund reserves the right to redeem shares in any account that the Funds cannot confirm to their satisfaction are beneficially owned by natural persons. The Funds will provide advance written notice of their intent to make any such involuntary redemptions. The Fund reserves the right to redeem shares in any account that they cannot confirm to their satisfaction are beneficially owned by natural persons, after providing advance notice.
Neither a Fund nor its investment adviser will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.
Minimum Account Balance
A low balance fee of $12 per year may be deducted in the fourth quarter of each year from all accounts held in the Funds (each a Fund Account) with a value less than the low balance amount (the Low Balance Amount) as determined from time to time by the Funds and the Adviser. The Funds and the Adviser generally expect the Low Balance Amount to be $750, but such amount may be adjusted for any year depending on various factors, including market conditions. The Low Balance Amount and the date on which it will be deducted from any Fund Account will be posted on our Web site, www.invesco.com/us, on or about November 1 of each year. This fee will be payable to the Funds’ transfer agent by redeeming from a Fund Account sufficient shares owned by a shareholder and will be used by the Funds’ transfer agent to offset amounts that would otherwise be payable by the Funds to the Funds’ transfer agent under the Funds’ transfer agency agreement with the Funds’ transfer agent. The low balance fee does not apply to participant accounts in advisory programs or to Employer Sponsored Retirement and Benefit Plans.
Exchanging Shares
Exchanges to and from Class T shares are not permitted.
Share Class Conversions
Shares of one class of a Fund may be converted into shares of another class of the same Fund, provided that you are eligible to buy that share class. No Class T sales charge will be assessed upon conversion. However, any CDSC associated with the converting shares will be assessed immediately prior to the conversion to the new share class. Investors who hold Fund shares through a financial intermediary that does not have an agreement to make certain share classes of the Funds available or that cannot systematically support the conversion may not be eligible to convert their shares. Furthermore, your financial intermediary may have discretion to effect a conversion on your behalf. Consult with your financial intermediary for details. The conversion of shares of one class of a Fund into shares of another class of the same Fund is not taxable for federal income tax purposes and no gain or loss will be reported on the transaction. See the applicable prospectus for share class information.
Fees and expenses differ between share classes. You should read the prospectus for the share class into which you are seeking to convert your shares prior to the conversion.
Share Class Conversions Not Permitted
The following share class conversions are not permitted:
■	Conversions into or out of Class B or Class BX of the same Fund.
■	Conversions into Class A2, Class AX, Class CX, Class P, Class RX or Class S of the same Fund.
Rights Reserved by the Funds
Each Fund and its agents reserve the right at any time to:
■	Reject or cancel all or any part of any purchase or exchange order.
■	Modify any terms or conditions related to the purchase, redemption or exchange of shares of any Fund.
■	Reject or cancel any request to establish a Systematic Purchase Plan or Systematic Redemption Plan.
■	Modify or terminate any sales charge waivers or exceptions.
■	Suspend, change or withdraw all or any part of the offering made by this prospectus.
Excessive Short-Term Trading Activity (Market Timing) Disclosures
While the Funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the Funds’ shares (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain Funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such Funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of Fund shares held by long-term investors may be diluted. The Boards of Trustees of the Funds (collectively, the Board) have adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares for all Funds except the money market funds. However, there is the risk that these Funds’ policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These Funds may alter their policies at any time without prior notice to shareholders if the Adviser believes the change would be in the best interests of long-term shareholders.
Invesco and certain of its corporate affiliates (Invesco and such affiliates, collectively, the Invesco Affiliates) currently use the following tools designed to discourage excessive short-term trading in the retail Funds:
■	Trade activity monitoring.
■	Discretion to reject orders.
■	Purchase blocking.
■	The use of fair value pricing consistent with procedures approved by the Board.
Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the Funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. Invesco Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.
Money Market Funds. The Boards of Invesco Government Money Market Fund and Invesco Tax-Exempt Cash Fund (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such Funds’ shares. The Boards of the money market funds considered the risks of not having a specific policy that limits frequent purchases and redemptions, and determined that those risks were minimal. Nonetheless, to the extent that a money market fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, the money market fund’s yield could be negatively impacted.
The Boards of the money market funds do not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:
■	The money market funds are offered to investors as cash management vehicles; therefore, investors should be able to purchase and redeem shares regularly and frequently.
■	One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such Funds.
■	With respect to the money market funds maintaining a constant net asset value, the money market funds’ portfolio securities are valued on the
A-4                                  The Invesco Funds – Class T Shares

basis of amortized cost, and such Funds seek to maintain a constant net asset value. As a result, the money market funds are not subject to price arbitrage opportunities.
■	With respect to the money market funds maintaining a constant net asset value, because such Funds seek to maintain a constant net asset value, investors are more likely to expect to receive the amount they originally invested in the Funds upon redemption than other mutual funds.
Trade Activity Monitoring
Invesco Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Invesco Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder’s accounts other than exchanges into a money market fund. Invesco Affiliates will use reasonable efforts to apply the Funds’ policies uniformly given the practical limitations described above.
The ability of Invesco Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and through conduit investment vehicles may be limited or non-existent.
Discretion to Reject Orders
If a Fund or an Invesco Affiliate determines, in its sole discretion, that your short-term trading activity is excessive, the Fund may, in its sole discretion, reject any additional purchase and exchange orders. This discretion may be exercised with respect to purchase or exchange orders placed directly with the Funds’ transfer agent or through a financial intermediary.
Purchase Blocking Policy
The Funds (except those listed below) have adopted a policy under which any shareholder redeeming shares having a value of $5,000 or more from a Fund on any trading day will be precluded from investing in that Fund for 30 calendar days after the redemption transaction date. The policy applies to redemptions and purchases that are part of exchange transactions. Under the purchase blocking policy, certain purchases will not be prevented and certain redemptions will not trigger a purchase block, such as: purchases and redemptions of shares having a value of less than $5,000; systematic purchase, redemption and exchange account options; transfers of shares within the same Fund; non-discretionary rebalancing in fund-of-funds; asset allocation features; fee-based accounts; account maintenance fees; small balance account fees; plan-level omnibus Retirement and Benefit Plans; death and disability and hardship distributions; loan transactions; transfers of assets; Retirement and Benefit Plan rollovers; IRA conversions and re-characterizations; and mandatory distributions from Retirement and Benefit Plans.
The Funds reserve the right to modify any of the parameters (including those not listed above) of the purchase blocking policy at any time. Further, the purchase blocking policy may be waived with respect to specific shareholder accounts in those instances where the Adviser determines that its surveillance procedures are adequate to detect frequent trading in Fund shares.
If an account is maintained by a financial intermediary whose systems are unable to apply Invesco’s purchase blocking policy, the Adviser will accept the establishment of an account only if the Adviser believes the policies and procedures are reasonably designed to enforce the frequent trading policies of the Funds. You should refer to disclosures provided by the financial intermediary with which you have an account to determine the specific trading restrictions that apply to you. If the Adviser identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner’s transactions or restrict the account owner’s trading. There is no guarantee that all instances of frequent trading in Fund shares will be prevented.
The purchase blocking policy does not apply to Invesco Government Money Market Fund and Invesco Tax-Exempt Cash Fund.
Pricing of Shares
Determination of Net Asset Value
The price of each Fund’s shares is the Fund’s net asset value per share. The Funds (except Invesco Government Money Market Fund and Invesco Tax-Exempt Cash Fund) value portfolio securities for which market quotations are readily available at market value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. The Funds (except Invesco Government Money Market Fund and Invesco Tax-Exempt Cash Fund) value securities and assets for which market quotations are unavailable at their “fair value,” which is described below. Invesco Government Money Market Fund and Invesco Tax-Exempt Cash Fund value portfolio securities on the basis of amortized cost, which approximates market value. This method of valuation is designed to enable a Fund to price its shares at $1.00 per share. The Funds cannot guarantee their net asset value will always remain at $1.00 per share. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.
Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the Fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events that affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where the Adviser determines that the closing price of the security is stale or unreliable, the Adviser will value the security at its fair value.
Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. A fair value price is an estimated price that requires consideration of all appropriate factors, including indications of fair value available from pricing services. Fair value pricing involves judgment and a Fund that uses fair value methodologies may value securities higher or lower than another Fund using market quotations or its own fair value methodologies to price the same securities. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the Fund had not fair-valued the security or had used a different methodology.
The Board has delegated the daily determination of fair value prices to the Adviser’s valuation committee, which acts in accordance with Board approved policies. Fair value pricing methods and pricing services can change from time to time as approved by the Board.
The intended effect of applying fair value pricing is to compute an NAV that accurately reflects the value of a Fund’s portfolio at the time that the NAV is calculated. An additional intended effect is to discourage those seeking to take advantage of arbitrage opportunities resulting from “stale” prices and to mitigate the dilutive impact of any such arbitrage. However, the application of fair value pricing cannot eliminate the possibility that arbitrage opportunities will exist.
Specific types of securities are valued as follows:
Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using evaluated quotes provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as market quotes, ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.
Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity
A-5                                  The Invesco Funds – Class T Shares

securities. If market quotations are not available or are unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board.
Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer specific event has occurred that the Adviser determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The Adviser also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where the Adviser believes, at the approved degree of certainty, that the price is not reflective of current market value, the Adviser will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.
Fund securities primarily traded on foreign markets may trade on days that are not business days of the Fund. Because the net asset value of Fund shares is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the Fund.
Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the Adviser’s valuation committee will fair value the security using procedures approved by the Board.
Short-term Securities. Invesco Government Money Market Fund and Invesco Tax-Exempt Cash Fund value all their securities at amortized cost. Invesco Limited Term Municipal Income Fund values variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.
Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.
Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.
Open-end Funds. If a Fund invests in other open-end funds, other than open-end funds that are exchange traded, the investing Fund will calculate its net asset value using the net asset value of the underlying fund in which it invests, and the prospectuses for such open-end funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Each Fund, except for Invesco Government Money Market Fund, determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. Invesco Government Money Market Fund will generally determine the net asset value of their shares at 5:30 p.m. Eastern Time on each business day. A business day for Invesco Tax-Exempt Cash Fund and Invesco Government Money Market Fund is any day that (1) both the Federal Reserve Bank of New York and a Fund’s custodian are open for business and (2) the primary trading markets for the Fund’s portfolio instruments are open and the Fund’s management believes there is an adequate market to meet purchase and redemption requests. Invesco Government Money Market Fund is authorized not to open for trading on a day that is otherwise a business day if the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers not open for trading; any such day will not be considered a business day. Invesco Government Money Market Fund also may close early on a business day if SIFMA recommends that government securities dealers close early. If Invesco Government Money Market Fund uses its discretion to close early on a business day, the Fund will calculate its net asset value as of the time of such closing. Invesco Tax-Exempt Cash Fund is authorized to not open for trading on a day that is otherwise a business day if the NYSE recommends that government securities dealers not open for trading; any such day will not be considered a business day. Invesco Tax-Exempt Cash Fund also may close early on a business day if the NYSE recommends that government securities dealers close early.
For financial reporting purposes and shareholder transactions on the last day of the fiscal quarter, transactions are normally accounted for on a trade date basis. For purposes of executing shareholder transactions in the normal course of business (other than shareholder transactions at a fiscal period-end), each Fund’s portfolio securities transactions are recorded no later than the first business day following the trade date.
The Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund, Invesco Emerging Markets Flexible Bond Fund, Invesco Macro Allocation Strategy Fund, Invesco Global Targeted Returns Fund and Invesco Multi-Asset Income Fund may each invest up to 25% of their total assets in shares of their respective subsidiaries (the Subsidiaries). The Subsidiaries offer to redeem all or a portion of their shares at the current net asset value per share every regular business day. The value of shares of the Subsidiaries will fluctuate with the value of the respective Subsidiary’s portfolio investments. The Subsidiaries price their portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by the Funds, which require, among other things, that each of the Subsidiaries’ portfolio investments be marked-to-market (that is, the value on each of the Subsidiaries’ books changes) each business day to reflect changes in the market value of the investment.
Each Fund’s current net asset value per share is made available on the Funds’ website at www.invesco.com/us.
Fair Value Pricing
Securities owned by a Fund (except Invesco Government Money Market Fund and Invesco Tax-Exempt Cash Fund) are to be valued at current market value if market quotations are readily available. All other securities and assets of a Fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. An effect of fair value pricing may be to reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.
Timing of Orders
Each Fund prices purchase, exchange and redemption orders at the net asset value next calculated by the Fund after the Fund’s transfer agent, authorized agent or designee receives an order in good order for the Fund. Purchase, exchange and redemption orders must be received prior to the close of business on a business day, as defined by the applicable Fund, to receive that day’s net asset value. Any applicable sales charges are applied at the time an order is processed.
Currently, certain financial intermediaries may serve as agents for the Funds and accept orders on their behalf. Where a financial intermediary serves as agent, the order is priced at the Fund’s net asset value next calculated after it is accepted by the financial intermediary. In such cases, if requested by a Fund, the financial intermediary is responsible for providing information with regard to the time that such order for purchase, redemption or exchange was received. Orders submitted through a financial intermediary that has not received authorization to accept orders on a Fund’s behalf are priced at the Fund’s net asset value next calculated by the Fund after it receives the order from the financial intermediary and accepts it, which may not occur on the day submitted to the financial intermediary.
A-6                                  The Invesco Funds – Class T Shares

Additional Information Regarding Deferred Tax Liability (Invesco MLP Fund only)
In calculating the Fund’s daily NAV, the Fund will, among other things, account for its deferred tax liability and/or asset balances. As a result, any deferred tax liability and/or asset is reflected in the Fund’s daily NAV.
The Fund will accrue a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate (currently 35%) plus an estimated state and local income tax rate for its future tax liability associated with that portion of MLP distributions considered to be a tax-advantaged return of capital, as well as for its future tax liability associated with the capital appreciation of its investments. The Fund’s current and deferred tax liability, if any, will depend upon the Fund’s net investment gains and losses and realized and unrealized gains and losses on investments and therefore may vary greatly from year to year depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. Any deferred tax liability balance will reduce the Fund’s NAV. Upon the Fund’s sale of an MLP security, the Fund may be liable for previously deferred taxes.
The Fund will accrue, in accordance with generally accepted accounting principles, a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and unrealized losses. Any deferred tax asset balance will increase the Fund’s NAV. To the extent the Fund has a deferred tax asset balance, the Fund will assess, in accordance with generally accepted accounting principles, whether a valuation allowance, which would offset the value of some or all of the Fund’s deferred tax asset balance, is required. Pursuant to Financial Accounting Standards Board Accounting Standards Codification 740 (FASB ASC 740), the Fund will assess a valuation allowance to reduce some or all of the deferred tax asset balance if, based on the weight of all available evidence, both negative and positive, it is more likely than not that some or all of the deferred tax asset will not be realized. The Fund will use judgment in considering the relative impact of negative and positive evidence. The weight given to the potential effect of negative and positive evidence will be commensurate with the extent to which such evidence can be objectively verified. The Fund’s assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are dependent on, among other factors, future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may be limited or expire unused. However, this assessment generally may not consider the potential for market value increases with respect to the Fund’s investments in equity securities of MLPs or any other securities or assets. Significant weight is given to the Fund’s forecast of future taxable income, which is based on, among other factors, the expected continuation of MLP cash distributions at or near current levels. Consideration is also given to the effects of the potential of additional future realized and unrealized gains or losses on investments and the period over which deferred tax assets can be realized, as federal tax net operating loss carryforwards expire in twenty years and federal capital loss carryforwards expire in five years. Recovery of a deferred tax asset is dependent on continued payment of the MLP cash distributions at or near current levels in the future and the resultant generation of taxable income. The Fund will assess whether a valuation allowance is required to offset some or all of any deferred tax asset in connection with the calculation of the Fund’s NAV per share each day; however, to the extent the final valuation allowance differs from the estimates the Fund used in calculating the Fund’s daily NAV, the application of such final valuation allowance could have a material impact on the Fund’s NAV.
The Fund’s deferred tax asset and/or liability balances are estimated using estimates of effective tax rates expected to apply to taxable income in the years such balances are realized. The Fund will rely to some extent on information provided by MLPs in determining the extent to which distributions received from MLPs constitute a return of capital, which may not be provided to the Fund on a timely basis, to estimate the Fund’s deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. If such information is not received from such MLPs on a timely basis, the Fund will estimate the extent to which distributions received from MLPs constitute a return of capital based on average historical tax characterization of distributions made by MLPs. The Fund’s estimates regarding its deferred tax liability and/or asset balances are made in good faith; however, the daily estimate of the Fund’s deferred tax liability and/or asset balances used to calculate the Fund’s NAV could vary dramatically from the Fund’s actual tax liability. Actual income tax expense, if any, will be incurred over many years, depending on if and when investment gains and losses are realized, the then-current basis of the Fund’s assets and other factors. As a result, the determination of the Fund’s actual tax liability may have a material impact on the Fund’s NAV. The Fund’s daily NAV calculation will be based on then current estimates and assumptions regarding the Fund’s deferred tax liability and/or asset balances and any applicable valuation allowance, based on all information available to the Fund at such time. From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance as new information becomes available. Modifications of the Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s NAV per share, which could be material.
Taxes (applicable to all Funds except for Invesco MLP Fund)
A Fund intends to qualify each year as a regulated investment company and, as such, is not subject to entity-level tax on the income and gain it distributes to shareholders. If you are a taxable investor, dividends and distributions you receive from a Fund generally are taxable to you whether you reinvest distributions in additional Fund shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received from a Fund during the prior calendar year. In addition, investors in taxable accounts should be aware of the following basic tax points as supplemented below where relevant:
Fund Tax Basics
■	A Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
■	Distributions of net short-term capital gains are taxable to you as ordinary income. A Fund with a high portfolio turnover rate (a measure of how frequently assets within a Fund are bought and sold) is more likely to generate short-term capital gains than a Fund with a low portfolio turnover rate.
■	Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares.
■	A portion of income dividends paid by a Fund to you may be reported as qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. These reduced rates generally are available for dividends derived from a Fund’s investment in stocks of domestic corporations and qualified foreign corporations. In the case of a Fund that invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
■	The use of derivatives by a Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
■	Distributions declared to shareholders with a record date in December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
■	Any long-term or short-term capital gains realized on sale or redemption of your Fund shares will be subject to federal income tax. For tax purposes an exchange of your shares for shares of another Fund is the
A-7                                  The Invesco Funds – Class T Shares

same as a sale. An exchange occurs when the purchase of shares of a Fund is made using the proceeds from a redemption of shares of another Fund and is effectuated on the same day as the redemption. Your gain or loss is calculated by subtracting from the gross proceeds your cost basis. Gross proceeds and, for shares acquired on or after January 1, 2012 and disposed of after that date, cost basis will be reported to you and the Internal Revenue Service (IRS). Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. As a service to you, the Fund will continue to provide to you (but not the IRS) cost basis information for shares acquired before 2012, when available, using the average cost method. Shareholders should carefully review the cost basis information provided by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account. For more information about the cost basis methods offered by Invesco, please refer to the Tax Center located under the Accounts & Services menu of our website at www.Invesco.com/us.
■	The conversion of shares of one class of a Fund into shares of another class of the same Fund is not taxable for federal income tax purposes and no gain or loss will be reported on the transaction. This is true whether the conversion occurs automatically pursuant to the terms of the class or is initiated by the shareholder.
■	At the time you purchase your Fund shares, the Fund’s net asset value may reflect undistributed income or undistributed capital gains. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in a Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, a Fund’s net asset value may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you.
■	By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.
■	You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
■	An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
■	Fund distributions and gains from sale or exchange of your Fund shares generally are subject to state and local income taxes.
■	If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit. You will then be required to include your pro-rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
■	Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in a Fund.
■	Under the Foreign Account Tax Compliance Act (FATCA), a Fund will be required to withhold a 30% tax on the following payments or distributions made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts: (a) income dividends and (b) after December 31, 2018, certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
■	If a Fund invests in an underlying fund taxed as a regulated investment company, please see any relevant section below for more information regarding the Fund’s investment in such underlying fund.
The above discussion concerning the taxability of Fund dividends and distributions and of redemptions and exchanges of Fund shares is inapplicable to investors holding shares through a tax-deferred arrangement, such as Retirement and Benefit Plans. Such investors should refer to the applicable account documents/program description for that arrangement for more information regarding the tax consequences of holding and redeeming Fund shares.
Tax-Exempt and Municipal Funds
■	You will not be required to include the “exempt-interest” portion of dividends paid by the Fund in either your gross income for federal income tax purposes or your net investment income subject to the additional 3.8% Medicare tax. You will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on your federal income tax returns. The percentage of dividends that constitutes exempt-interest dividends will be determined annually. This percentage may differ from the actual percentage of exempt interest received by the Fund for the particular days in which you hold shares.
■	A Fund may invest in municipal securities the interest on which constitutes an item of tax preference and could give rise to a federal alternative minimum tax liability for you, unless such municipal securities were issued in 2009 or 2010.
■	Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are exempt from that state’s personal income tax. Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.
■	A Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. To the extent that dividends paid by a Fund are derived from taxable investments or realized capital gains, they will be taxable as ordinary income or long-term capital gains.
■	A Fund may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income, and generally will neither qualify for the dividends received deduction in the case of corporate shareholders nor as qualified dividend income subject to reduced rates of taxation in the case of noncorporate shareholders.
■	Exempt-interest dividends from a Fund are taken into account when determining the taxable portion of your social security or railroad retirement benefits, may be subject to state and local income taxes, may affect the deductibility of interest on certain indebtedness, and may have other collateral federal income tax consequences for you.
■	There are risks that: (a) a security issued as tax-exempt may be reclassified by the IRS or a state tax authority as taxable and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such
A-8                                  The Invesco Funds – Class T Shares

reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, the value of the Fund’s shares, to decline.
Money Market Funds
■	A Fund does not anticipate realizing any long-term capital gains.
■	If a Fund, other than Premier Tax-Exempt Portfolio, expects to maintain a stable net asset value of $1.00 per share, investors should not have any gain or loss on sale or exchange of Fund shares (unless the investor incurs a liquidity fee on such sale or exchange). See “Liquidity Fees and Redemption Gates.”
■	Premier Tax-Exempt Portfolio rounds its current net asset value per share to a minimum of the fourth decimal place, therefore, investors will have gain or loss on sale or exchange of shares of the Fund calculated by subtracting your cost basis from the gross proceeds received from the sale or exchange.
■	There is some degree of uncertainty with respect to the tax treatment of liquidity fees received by a Fund, and such tax treatment may be the subject of future IRS guidance. If a Fund receives liquidity fees, it will consider the appropriate tax treatment of such fees to the Fund at such time.
■	Regarding Premier Tax-Exempt Portfolio, because the Fund is not expected to maintain a stable share price, a sale or exchange of Fund shares may result in a capital gain or loss for you. Unless you choose to adopt a simplified “NAV method” of accounting (described below), any capital gain or loss on the sale or exchange of Fund shares (as noted above) generally will be treated either as short-term if you held your Fund shares for one year or less, or long-term if you held your Fund shares longer. If you elect to adopt the NAV method of accounting, rather than computing gain or loss on every taxable disposition of Fund shares as described above, you would determine your gain or loss based on the change in the aggregate value of your Fund shares during a computation period (such as your taxable year), reduced by your net investment (purchases minus sales) in those shares during that period. Under the NAV method, any resulting net capital gain or loss would be treated as short-term capital gain or loss.
Real Estate Funds
■	Because of “noncash” expenses such as property depreciation, the cash flow of a REIT that owns properties will exceed its taxable income. The REIT, and in turn a Fund, may distribute this excess cash to shareholders. Such a distribution is classified as a return of capital. Return of capital distributions generally are not taxable to you. Your cost basis in your Fund shares will be decreased by the amount of any return of capital. Any return of capital distributions in excess of your cost basis will be treated as capital gains.
■	Dividends paid to shareholders from the Funds’ investments in U.S. REITs generally will not qualify for taxation at long-term capital gain rates applicable to qualified dividend income.
■	The Fund may derive “excess inclusion income” from certain equity interests in mortgage pooling vehicles either directly or through an investment in a U.S. REIT. Please see the SAI for a discussion of the risks and special tax consequences to shareholders in the event the Fund realizes excess inclusion income in excess of certain threshold amounts.
■	The Fund’s foreign shareholders should see the SAI for a discussion of the risks and special tax consequences to them from a sale of a U.S. real property interest by a REIT in which the Fund invests.
Commodity Funds
■	The Funds’ strategies of investing through their respective Subsidiary in derivatives and other financially linked instruments whose performance is expected to correspond to the commodity markets may cause the Funds to recognize more ordinary income and short-term capital gains taxable as ordinary income than would be the case if the Funds invested directly in commodities.
■	The Funds must meet certain requirements under the Code for favorable tax treatment as a regulated investment company, including asset diversification and income requirements. The Funds intend to treat the income each derives from commodity-linked notes as qualifying income based on an opinion they expect to obtain from counsel confirming that income from such investments should be qualifying income because such commodity-linked notes constitute securities under section 2(a)(36) of the 1940 Act. Further, each Fund anticipates that its respective Subsidiary will distribute the “Subpart F” income earned by such Subsidiary each year, which a Fund will treat as qualifying income. If, contrary to the opinion of counsel, the proposed regulations or other guidance issued by the IRS, the IRS were to determine such income is non-qualifying, a Fund might fail to satisfy the income requirement. In lieu of disqualification, the Funds are permitted to pay a tax for certain failures to satisfy the asset diversification or income requirements, which, in general, are limited to those due to reasonable cause and not willful neglect. The Funds intend to limit their investments in their respective Subsidiary to no more than 25% of the value of each Fund’s total assets in order to satisfy the asset diversification requirement.
■	The Invesco Balanced-Risk Allocation Fund and the Invesco Balanced-Risk Commodity Strategy Fund each have received a PLR from the IRS holding that income from a form of commodity-linked note is qualifying income. However, the IRS has revoked the ruling issued to each Fund on a prospective basis, thus allowing each Fund to continue to rely on its respective private letter ruling to treat income from commodity-linked notes purchased on or before June 30, 2017 as qualifying income. After that time the Invesco Balanced-Risk Allocation Fund and the Invesco Balanced-Risk Commodity Strategy Fund expect to rely on the anticipated opinion of counsel described above.
Invesco Emerging Markets Flexible Bond Fund, Invesco Global Targeted Returns Fund, Invesco Multi-Asset Income Fund and Invesco World Bond Fund
■	The Funds may realize gains from the sale or other disposition of foreign currencies (including but not limited to gains from options, futures or forward contracts) derived from investing in securities or foreign currencies. The U.S. Treasury Department is authorized to issue regulations on whether the realization of such foreign currency gains is qualified income for the Funds. If such regulations are issued, each Fund may not qualify as a regulated investment company and/or the Fund may change its investment policy. As of the date of this prospectus, no regulations have been issued pursuant to this authorization. It is possible, however, that such regulations may be issued in the future. Additionally, the IRS has not issued any guidance on how to apply the asset diversification test to such foreign currency positions. Thus, the IRS’ determination as to how to treat such foreign currency positions for purposes of satisfying the asset diversification test might differ from that of each Fund resulting in the Fund’s failure to qualify as a regulated investment company. In lieu of disqualification, each Fund is permitted to pay a tax for certain failures to satisfy the asset diversification or income requirements, which, in general, are limited to those due to reasonable cause and not willful neglect.
■	The Funds’ transactions in foreign currencies may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease the Funds' ordinary income distributions to you, and may cause some or all of the Funds' previously distributed income to be classified as a return of capital. Return of capital distributions generally are not taxable to you. Your cost basis in your Fund shares will be decreased by the amount of any return of capital. Any return of capital distributions in excess of your cost basis will be treated as capital gains.
Invesco Global Infrastructure Fund and Invesco Multi-Asset Income Fund
■	Some amounts received by a Fund from its investments in MLPs likely will be treated as returns of capital because of accelerated deductions available with respect to the activities of such MLPs. The receipt of returns of capital from the MLPs could increase or decrease a Fund’s ordinary income distributions to you, and may cause some or all of the
A-9                                  The Invesco Funds – Class T Shares

Fund’s distributed income to be classified as a return of capital. Return of capital distributions generally are not taxable to you. Your cost basis in your Fund shares will be decreased by the amount of any return of capital. Any return of capital distributions in excess of your cost basis will be treated as capital gains.
This discussion of “Taxes” is for general information only and not tax advice. All investors should consult their own tax advisers as to the federal, state, local and foreign tax provisions applicable to them.
Taxes (applicable to Invesco MLP Fund only)
Although the Code generally provides that a regulated investment company (RIC) does not pay an entity-level income tax, provided that it distributes all or substantially all of its income, the Fund is not and does not anticipate becoming eligible to elect to be treated as a RIC because most or substantially all of the Fund’s investments will consist of investments in MLP securities. The RIC tax rules therefore have no application to the Fund or to its shareholders. As a result, the Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes, and generally is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%). In addition, as a regular corporation, the Fund will be subject to state and local taxes by reason of its tax status and its investments in MLPs. Therefore, the Fund may have federal, multiple state, and local tax, which would reduce the Fund’s cash available to make distributions to shareholders. An estimate for federal, states, and local taxes liabilities will reduce the fund’s net asset value. The Fund may be subject to a 20% federal alternative minimum tax on its alternative minimum taxable income to the extent that the alternative minimum tax exceeds the Fund’s regular federal income tax liability. The extent to which the Fund is required to pay U.S. federal, state or local corporate income, franchise, alternative minimum or other corporate taxes could materially reduce the Fund’s cash available to make distributions to shareholders. In addition, investors in taxable accounts should be aware of the following basic tax points as supplemented below where relevant:
Fund Tax Basics
■	The Fund intends to invest a significant portion of its assets in MLPs, which are generally treated as partnerships for U.S. federal income tax purposes. To the extent that the Fund invests in equity securities of an MLP, the Fund will be a partner in such MLP. Accordingly, the Fund will be required to take into account the Fund’s allocable share of the income, gains, losses, deductions, and credits recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund. MLP distributions to partners, such as the Fund, are not taxable unless the cash amount (or in certain cases, the fair market value of marketable securities) distributed exceeds the Fund’s basis in its MLP interest. The Fund expects that the cash distributions it will receive with respect to its investments in equity securities of MLPs will exceed the net taxable income allocated to the Fund from such MLPs because of tax deductions such as depreciation, amortization and depletion that will be allocated to the Fund from the MLPs. No assurance, however, can be given in this regard. If this expectation is not realized, the Fund will have a larger corporate income tax expense than expected, which will result in less cash available for distribution to shareholders.
■	The Fund will recognize gain or loss on the sale, exchange or other taxable disposition of its portfolio assets, including equity securities of MLPs, equal to the difference between the amount realized by the Fund on the sale, exchange or other taxable disposition and the Fund’s adjusted tax basis in such assets. Any such gain will be subject to U.S. federal income tax at the regular graduated corporate rates (currently at a maximum rate of 35%), regardless of how long the Fund has held such assets since preferential capital gain rates do not apply to regular corporations such as the Fund. The amount realized by the Fund in any case generally will be the amount paid by the purchaser of the assets plus, in the case of MLP equity securities, the Fund’s allocable share, if any, of the MLP’s debt that will be allocated to the purchaser as a result of the sale, exchange or other taxable disposition. The Fund’s tax basis in its equity securities in an MLP generally is equal to the amount the Fund paid for the equity securities, (x) increased by the Fund’s allocable share of the MLP’s net taxable income and certain MLP debt, if any, and (y) decreased by the Fund’s allocable share of the MLP’s net losses and any distributions received by the Fund from the MLP. Although any distribution by an MLP to the Fund in excess of the Fund’s allocable share of such MLP’s net taxable income may create a temporary economic benefit to the Fund, net of a deferred tax liability, such distribution will decrease the Fund’s tax basis in its MLP investment and will therefore increase the amount of gain (or decrease the amount of loss) that will be recognized on the sale of an equity security in the MLP by the Fund. To the extent that the Fund has a net capital loss in any year, the net capital loss can be carried back three taxable years and forward five taxable years to reduce the Fund’s capital gains in such years. In the event a capital loss carryover cannot be utilized in the carryover periods, the Fund’s federal income tax liability may be higher than expected, which will result in less cash available to distribute to shareholders.
■	The Fund’s allocable share of certain percentage depletion deductions and intangible drilling costs of the MLPs in which the Fund invests may be treated as items of tax preference for purposes of calculating the Fund’s alternative minimum taxable income. Such items may increase the Fund’s alternative minimum taxable income and increase the likelihood that the Fund may be subject to the alternative minimum tax.
■	Distributions by the Fund of cash or property in respect of the shares (other than certain distributions in redemption of shares) will be treated as dividends for U.S. federal income tax purposes to the extent paid from the Fund’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Generally, the Fund’s earnings and profits are computed based upon the Fund’s taxable income (loss), with certain specified adjustments. Any such dividend likely will be eligible for the dividends received deduction if received by an otherwise qualifying corporate U.S. shareholder that meets certain holding period and other requirements for the dividends received deduction. Dividends paid by the Fund to certain non-corporate U.S. shareholders (including individuals), generally are eligible for U.S. federal income taxation at the rates generally applicable to long-term capital gains for individuals provided that the U.S. shareholder receiving the dividend satisfies applicable holding period and other requirements. Otherwise, dividends paid by the Fund to non-corporate U.S. Shareholders (including individuals) will be taxable at ordinary income rates.
■	If the amount of a Fund distribution exceeds the Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax- deferred return of capital to the extent of, and in reduction of, a shareholder’s tax basis in the shares, and thereafter as capital gain to the extent the shareholder held the shares as a capital asset. Any such capital gain will be long-term capital gain if such shareholder has held the applicable shares for more than one year. The portion of the distribution received by a shareholder from the Fund that is treated as a return of capital will decrease the shareholder’s tax basis in his or her Fund shares (but not below zero), which will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares.
■	The Fund anticipates that the cash distributions it will receive with respect to its investments in equity securities of MLPs and which it will distribute to its shareholders will exceed the Fund’s current and accumulated earnings and profits. Accordingly, the Fund expects that only a part of its distributions to shareholders with respect to the shares will be treated as dividends for U.S. federal income tax purposes. No assurance, however, can be given in this regard.
■	Special rules may apply to the calculation of the Fund’s earnings and profits. For example, the Fund’s earnings and profits will be calculated using the straight-line depreciation method rather than the accelerated depreciation method. This difference in treatment may, for example, result in the Fund’s earnings and profits being higher than the Fund’s taxable income or loss in a particular year if the MLPs in which the Fund invests calculate their income using accelerated depreciation. Because of these special earnings profits rules, the Fund may make distributions in a particular year out of earnings and profits (treated as dividends) in excess
A-10                                  The Invesco Funds – Class T Shares

of the amount of the Fund’s taxable income or loss for such year, which means that a larger percentage of the Fund ’s distributions could be taxable to shareholders as ordinary income instead of tax advantaged return of capital or capital gain.
■	Shareholders that receive distributions in shares rather than in cash will be treated for U.S. federal income tax purposes as having (i) received a cash distribution equal to the fair market value of the shares received and (ii) reinvested such amount in shares.
■	A redemption of shares will be treated as a sale or exchange of such shares, provided the redemption is not essentially equivalent to a dividend, is a substantially disproportionate redemption, is a complete redemption of a shareholder’s entire interest in the Fund, or is in partial liquidation of such Fund. Redemptions that do not qualify for sale or exchange treatment will be treated as distributions as described above. Upon a redemption treated as a sale or exchange under these rules, a shareholder generally will recognize capital gain or loss equal to the difference between the adjusted tax basis of his or her shares and the amount received when they are sold.
■	If the Fund is required to sell portfolio securities to meet redemption requests, the Fund may recognize income and gains for U.S. federal, state and local income and other tax purposes, which may result in the imposition of corporate income or other taxes on the Fund and may increase the Fund’s current and accumulated earnings and profits, which will result in a greater portion of distributions to Fund shareholders being treated as dividends. Any long-term or short-term capital gains realized on sale or redemption of your Fund shares will be subject to federal income tax. For tax purposes an exchange of your shares for shares of another Fund is the same as a sale. An exchange occurs when the purchase of shares of a Fund is made using the proceeds from a redemption of shares of another Fund and is effectuated on the same day as the redemption. Your gain or loss is calculated by subtracting from the gross proceeds your cost basis. Gross proceeds and, for shares acquired on or after January 1, 2012 and disposed of after that date, cost basis will be reported to you and the IRS. Cost basis will be calculated using the Fund’s default method of first-in, first-out (FIFO), unless you instruct the Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account. For more information about the cost basis methods offered by Invesco, please refer to the Tax Center located under the Accounts & Services menu of our website at www.invesco.com/us.
■	The conversion of shares of one class of a Fund into shares of another class of the same Fund is not taxable for federal income tax purposes and no gain or loss will be reported on the transaction. This is true whether the conversion occurs automatically pursuant to the terms of the class or is initiated by the shareholder.
■	At the time you purchase your Fund shares, the Fund’s net asset value may reflect undistributed income. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in a Fund just before it declares an income dividend is sometimes known as “buying a dividend.” In addition, a Fund’s net asset value may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you.
■	By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.
■	A 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
■	Fund distributions and gains from sale or exchange of your Fund shares generally are subject to state and local income taxes.
■	Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in a Fund.
■	Under the Foreign Account Tax Compliance Act (FATCA), a Fund will be required to withhold a 30% tax on the following payments or distributions made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts: (a) income dividends and (b) after December 31, 2018, certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
The above discussion concerning the taxability of Fund dividends and distributions and of redemptions and exchanges of Fund shares is inapplicable to investors holding shares through a tax-deferred arrangement, such as Retirement and Benefit Plans. Such investors should refer to the applicable account documents/program description for that arrangement for more information regarding the tax consequences of holding and redeeming Fund shares.
This discussion of “Taxes” is for general information only and not tax advice. All investors should consult their own tax advisers as to the federal, state, local and foreign tax provisions applicable to them.
Payments to Financial Intermediaries
The financial adviser or intermediary through which you purchase your shares may receive all or a portion of the sales charges and distribution fees discussed above. In addition to those payments, Invesco Distributors and other Invesco Affiliates, may make additional cash payments to financial intermediaries in connection with the promotion and sale of shares of the Funds. These additional cash payments may include cash payments and other payments for certain marketing and support services. Invesco Affiliates make these payments from their own resources, from Invesco Distributors’ retention of initial sales charges and from payments to Invesco Distributors made by the Funds under their 12b-1 plans. In the context of this prospectus, “financial intermediaries” include any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, insurance company and any other financial intermediary having a selling, administration or similar agreement with Invesco Affiliates.
The benefits Invesco Affiliates receive when they make these payments include, among other things, placing the Funds on the financial intermediary’s fund sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or to the financial intermediary’s management. These payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including the Funds in its fund sales system (on its “sales shelf”). Invesco Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary. The payments Invesco Affiliates make may be calculated based on sales of shares of the Funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial intermediary during the particular period. Payments may also be calculated based on the
A-11                                  The Invesco Funds – Class T Shares

average daily net assets of the applicable Funds attributable to that particular financial intermediary (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the Funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the Funds in investor accounts. Invesco Affiliates may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.
Invesco Affiliates are motivated to make these payments as they promote the sale of Fund shares and the retention of those investments by clients of the financial intermediaries. To the extent financial intermediaries sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, Invesco Affiliates benefit from the incremental management and other fees paid to Invesco Affiliates by the Funds with respect to those assets.
The Funds’ transfer agent may make payments to certain financial intermediaries for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by Invesco Affiliates under this category of services are charged back to the Funds, subject to certain limitations approved by the Board.
You can find further details in the Fund’s SAI about these payments and the services provided by financial intermediaries. In certain cases these payments could be significant to the financial intermediaries. Your financial adviser may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial adviser about any payments it receives from Invesco Affiliates or the Funds, as well as about fees and/or commissions it charges.
Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds’ transfer agent at 800-959-4246 or contact your financial institution. The Funds’ transfer agent will begin sending you individual copies for each account within thirty days after receiving your request.
A-12                                  The Invesco Funds – Class T Shares

Obtaining Additional Information
More information may be obtained free of charge upon request. The SAIs, the current versions of which are on file with the SEC, contain more details about each Fund and are incorporated by reference into this prospectus (are legally a part of this prospectus). Annual and semi-annual reports to shareholders contain additional information about each Fund’s investments. Each Fund’s annual report also discusses the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. Each Fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.
If you have questions about an Invesco Fund or your account, or you wish to obtain a free copy of the Funds’ current SAIs, annual or semi-annual reports or Form N-Q, please contact us.
By Mail:	Invesco Investment Services, Inc. P.O. Box 219078 Kansas City, MO 64121-9078
By Telephone:	(800) 959-4246
On the Internet:	You can send us a request by e-mail or download prospectuses, SAIs, annual or semi-annual reports via our Web site: www.invesco.com/us
You can also review and obtain copies of each Fund’s SAI, annual or semi-annual reports, Forms N-Q and other information at the SEC’s Public Reference Room in Washington, DC; on the EDGAR database on the SEC’s Web site (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC’s Public Reference Section, Washington, DC 20549-1520 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-551-8090 for information about the Public Reference Room.
Invesco American Franchise Fund	Invesco Floating Rate Fund	Invesco S&P 500 Index Fund
Invesco California Tax-Free Income Fund	Invesco Global Real Estate Income Fund	Invesco Short Duration High Yield Municipal Fund
Invesco Core Plus Bond Fund	Invesco Growth and Income Fund	Invesco Small Cap Discovery Fund
Invesco Equally-Weighted S&P 500 Fund	Invesco Low Volatility Equity Yield Fund	Invesco Strategic Real Return Fund
Invesco Equity and Income Fund	Invesco Pennsylvania Tax Free Income Fund
SEC 1940 Act file number: 811-09913

invesco.com/us	ICST-PRO-T

Statement of Additional Information June 9, 2017 AIM Counselor Series Trust (Invesco Counselor Series Trust)

This Statement of Additional Information (the SAI) relates to each portfolio (each a Fund, collectively the Funds) of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the Trust) listed below. Each Fund offers separate classes, which are offered by separate prospectuses and separate SAIs.

FUND CLASS	T
Invesco Core Plus Bond Fund	CPBTX
Invesco Floating Rate Fund	AFRTX
Invesco Global Real Estate Income Fund	ASRTX
Invesco Low Volatility Equity Yield Fund	SCTUX
Invesco Short Duration High Yield Municipal Fund	ISHTX
Invesco Strategic Real Return Fund	SRRTX

Statement of Additional Information June 9, 2017 AIM Counselor Series Trust (Invesco Counselor Series Trust)

This SAI is not a Prospectus, and it should be read in conjunction with the Prospectuses for the Funds listed below. Portions of each Fund’s financial statements are incorporated into this SAI by reference to such Fund’s most recent Annual and Semi Annual Reports to shareholders. You may obtain, without charge, a copy of any Prospectus and/or Annual and Semi Annual Reports for any Fund listed below from an authorized dealer or by writing to:

Invesco Investment Services, Inc.

P.O. Box 219078

Kansas City, MO 64121-9078

or by calling (800) 959-4246

or on the Internet: www.invesco.com/us

This SAI, dated June 9, 2017, relates to the Class T shares of the following Prospectus:

Fund	Class T
Invesco Core Plus Bond Fund	June 9, 2017
Invesco Floating Rate Fund	June 9, 2017
Invesco Global Real Estate Income Fund	June 9, 2017
Invesco Low Volatility Equity Yield Fund	June 9, 2017
Invesco Short Duration High Yield Municipal Fund	June 9, 2017
Invesco Strategic Real Return Fund	June 9, 2017

The Trust has established other funds which are offered by separate prospectuses and separate SAIs.

STATEMENT OF ADDITIONAL INFORMATION

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GENERAL INFORMATION ABOUT THE TRUST

Fund History

AIM Counselor Series Trust (Invesco Counselor Series Trust) (the Trust) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end series management investment company. The Trust was originally organized as a Maryland corporation on April 24, 2000 and re-organized as a Delaware statutory trust on July 29, 2003. Under the Trust’s Agreement and Declaration of Trust, as amended (the Trust Agreement), the Board of Trustees of the Trust (the Board) is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust. Prior to April 30, 2010, the Trust was known as AIM Counselor Series Trust.

Prior to July 31, 2013, Invesco Low Volatility Equity Yield Fund was known as Invesco U.S. Quantitative Core Fund and prior to March 1, 2012, Invesco U.S. Quantitative Core Fund was known as Invesco Structured Core Fund. Prior to September 1, 2011, Invesco Global Real Estate Income Fund was known as Invesco Select Real Estate Income Fund.

Shares of Beneficial Interest

Shares of beneficial interest of the Trust are redeemable at their net asset value at the option of the shareholder or at the option of the Trust, in accordance with any applicable provisions of the Trust Agreement and applicable law, subject in certain circumstances to a contingent deferred sales charge.

The Trust allocates cash and property it receives from the issue or sale of shares of each of its series of shares, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof, to the appropriate Fund, subject only to the rights of creditors of that Fund. These assets constitute the assets belonging to each Fund, are segregated on the Trust’s books, and are charged with the liabilities and expenses of such Fund and its respective classes. The Trust allocates any general liabilities and expenses of the Trust not readily identifiable as belonging to a particular Fund primarily on the basis of relative net assets or other relevant factors, subject to oversight by the Board.

Each share of each Fund represents an equal pro rata interest in that Fund with each other share and is entitled to dividends and other distributions with respect to the Fund, which may be from income, capital gains or capital, as declared by the Board.

Each class of shares of a Fund represents a proportionate undivided interest in the net assets belonging to that Fund. Differing sales charges and expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of the Trust, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable Fund allocable to such class available for distribution after satisfaction of, or reasonable provision for, the outstanding liabilities of the Fund allocable to such class.

The Trust Agreement provides that each shareholder, by virtue of having become a shareholder of the Trust, is bound by terms of the Trust Agreement and the Trust’s Bylaws. Ownership of shares does not make shareholders third party beneficiaries of any contract entered into by the Trust.

The Trust is not required to hold annual or regular meetings of shareholders. Meetings of shareholders of a Fund or class will be held for any purpose determined by the Board, including from time to time to consider matters requiring a vote of such shareholders in accordance with the requirements of the 1940 Act, state law or the provisions of the Trust Agreement. It is not expected that shareholder meetings will be held annually.

The Trust Agreement provides that the Board may authorize (i) a merger, consolidation or sale of assets (including, but not limited to, mergers, consolidations or sales of assets between two Funds, or between a Fund and a series of any other registered investment company), and (ii) the combination of

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two or more classes of shares of a Fund into a single class, each without shareholder approval but subject to applicable requirements under the 1940 Act and state law.

Each share of a Fund generally has the same voting, dividend, liquidation and other rights; however, each class of shares of a Fund is subject to different sales loads, conversion features, exchange privileges and class specific expenses. Only shareholders of a specific class may vote on matters relating to that class’s distribution plan.

Because Class B shares automatically convert to Class A shares on or about month-end which is at least eight years after the date of purchase, certain Invesco Funds’ multiple class plans adopted in accordance with Rule 18f-3 under the 1940 Act and distribution plans adopted pursuant to Rule 12b-1 under the 1940 Act require that Class B shareholders must also approve any material increase in distribution fees submitted to Class A shareholders of that Fund. A pro rata portion of shares from reinvested dividends and distributions convert along with the Class B shares.

Except as specifically noted above, shareholders of each Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of the Fund. However, on matters affecting an individual Fund or class of shares, a separate vote of shareholders of that Fund or class is required. Shareholders of the Fund or class are not entitled to vote on any matter which does not affect that Fund or class but that requires a separate vote of another Fund or class. An example of a matter that would be voted on separately by shareholders of each Fund is the approval of the advisory agreement with Invesco Advisers, Inc. (the Adviser or Invesco).

When issued, shares of each Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. Other than the automatic conversion of Class B shares to Class A shares, there are no automatic conversion rights, but each Fund may offer voluntary rights to convert between certain share classes, as described in each Fund’s prospectus. Shares do not have cumulative voting rights in connection with the election of Trustees or on any other matter.

Under Delaware law, shareholders of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of private for-profit corporations organized under Delaware law. There is a remote possibility, however, that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state, which does not recognize such limited liability, were to apply the laws of such state to a controversy involving such obligations. The Trust Agreement disclaims shareholder personal liability for the debts, liabilities, obligations and expenses of the Trust and requires that every undertaking of the Trust or the Board relating to the Trust or any Fund include a recitation limiting such obligation to the Trust and its assets or to one or more Funds and the assets belonging thereto. The Trust Agreement provides for indemnification out of the property of a Fund (or Class, as applicable) for all losses and expenses of any shareholder of such Fund held personally liable solely on account of being or having been a shareholder.

The trustees and officers of the Trust will not be liable for any act, omission or obligation of the Trust or any trustee or officer, however, a trustee or officer is not protected against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office with the Trust or applicable Fund (Disabling Conduct). The Trust’s Bylaws generally provide for indemnification by the Trust of the trustees, officers and employees or agents of the Trust, provided that such persons have not engaged in Disabling Conduct. Indemnification does not extend to judgments or amounts paid in settlement in any actions by or in the right of the Trust. The Trust Agreement also authorizes the purchase of liability insurance on behalf of trustees and officers with Fund assets. The Trust’s Bylaws provide for the advancement of payments of expenses to current and former trustees, officers and employees or agents of the Trust, or anyone serving at their request, in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding, for which such person would be entitled to indemnification; provided that any advancement of expenses would be reimbursed unless it is ultimately determined that such person is entitled to indemnification for such expenses.

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The Trust Agreement provides that any Trustee who serves as chair of the Board or of a committee of the Board, lead independent Trustee, or an expert on any topic or in any area (including an audit committee financial expert), or in any other special appointment will not be subject to any greater standard of care or liability because of such position.

The Trust Agreement provides a detailed process for the bringing of derivative actions by shareholders. A shareholder may only bring a derivative action on behalf of the Trust if certain conditions are met. Among other things, such conditions: (i) require shareholder(s) to make a pre-suit demand on the Trustees (unless such effort is not likely to succeed because a majority of the Board or the committee established to consider the merits of such action are not independent Trustees under Delaware law); (ii) require 10% of the beneficial owners to join in the pre-suit demand; and (iii) afford the Trustees a reasonable amount of time to consider the request and investigate the basis of the claims (including designating a committee to consider the demand and hiring counsel or other advisers). These conditions generally are intended to provide the Trustees with the ability to pursue a claim if they believe doing so would be in the best interests of the Trust and its shareholders and to preclude the pursuit of claims that the Trustees determine to be without merit or otherwise not in the Trust’s interest to pursue.

The Trust Agreement also generally requires that actions by shareholders in connection with or against the Trust or a Fund be brought only in certain Delaware courts and that the right to jury trial be waived to the fullest extent permitted by law.

Share Certificates

Shareholders of the Funds do not have the right to demand or require the Trust to issue share certificates and share certificates are not issued. Any certificates previously issued with respect to any shares are deemed to be cancelled without any requirement for surrender to the Trust.

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

Classification

The Trust is an open-end management investment company. Each of the Funds except Invesco Short Duration High Yield Municipal Fund is “diversified” for purposes of the 1940 Act. Invesco Short Duration High Yield Municipal Fund is “non-diversified” for purposes of the 1940 Act, which means the Fund can invest a greater percentage of its assets in a small number of issuers or any one issuer than a diversified fund can.

Investment Strategies and Risks

Set forth below are detailed descriptions of the various types of securities and investment techniques that Invesco and/or the Sub-Advisers (as defined herein) may use in managing the Funds, as well as the risks associated with those types of securities and investment techniques. The descriptions of the types of securities and investment techniques below supplement the discussion of principal investment strategies and risks contained in each Fund’s Prospectus. Where a particular type of security or investment technique is not discussed in a Fund’s Prospectus, that security or investment technique is not a principal investment strategy.

Unless otherwise indicated, a Fund may invest in all of the following types of investments. Not all of the Funds invest in all of the types of securities or use all of the investment techniques described below, and a Fund might not invest in all of these types of securities or use all of these techniques at any one time. Invesco and/or the Sub-Advisers may invest in other types of securities and may use other investment techniques in managing the Funds, including those described below for Funds not specifically mentioned as investing in the security or using the investment technique, as well as securities and techniques not described. A Fund’s transactions in a particular type of security or use of a particular

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technique is subject to limitations imposed by a Fund’s investment objective(s), policies and restrictions described in that Fund’s Prospectus and/or this SAI, as well as the federal securities laws.

Any percentage limitations relating to the composition of a Fund’s portfolio identified in the Fund’s Prospectus or this SAI apply at the time the Fund acquires an investment. Subsequent changes that result from market fluctuations generally will not require a Fund to sell any portfolio security. However, a Fund may sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings.

The Funds’ investment objectives, policies, strategies and practices described below are non-fundamental and may be changed without approval of the holders of the Funds’ voting securities unless otherwise indicated.

Equity Investments

Each Fund (except for Invesco Floating Rate Fund) may invest in the equity investments described below:

Common Stock. Common stock is issued by a company principally to raise cash for business purposes and represents an equity or ownership interest in the issuing company. Common stockholders are typically entitled to vote on important matters of the issuing company, including the selection of directors, and may receive dividends on their holdings. A Fund participates in the success or failure of any company in which it holds common stock. In the event a company is liquidated or declares bankruptcy, the claims of bondholders, other debt holders, owners of preferred stock, and general creditors take precedence over the claims of those who own common stock.

The prices of common stocks change in response to many factors including the historical and prospective earnings of the issuing company, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Preferred Stock. Preferred stock, unlike common stock, often offers a specified dividend rate payable from a company’s earnings. Preferred stock also generally has a preference over common stock on the distribution of a company’s assets in the event the company is liquidated or declares bankruptcy; however, the rights of preferred stockholders on the distribution of a company’s assets in the event of a liquidation or bankruptcy are generally subordinate to the rights of the company’s debt holders and general creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.

Some fixed rate preferred stock may have mandatory sinking fund provisions which provide for the stock to be retired or redeemed on a predetermined schedule, as well as call/redemption provisions prior to maturity, which can limit the benefit of any decline in interest rates that might positively affect the price of preferred stocks. Preferred stock dividends may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock. Preferred stock may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases an issuer may offer auction rate preferred stock, which means that the interest to be paid is set by auction and will often be reset at stated intervals.

Convertible Securities. Convertible securities are generally bonds, debentures, notes, preferred stocks or other securities or investments that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price). A convertible security is designed to provide current income and also the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for

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redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objectives. Convertible securities have general characteristics similar to both debt and equity securities.

A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common stocks. However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore an issuer’s convertible securities entail more risk than its debt obligations. Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common stock in order of preference or priority on an issuer’s balance sheet. To the extent that a Fund invests in convertible securities with credit ratings below investment grade, such securities may have a higher likelihood of default, although this may be somewhat offset by the convertibility feature.

Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities.

The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” The investment value of the convertible security typically will fluctuate based on the credit quality of the issuer and will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock, and will therefore be subject to risks relating to the activities of the issuer and general market and economic conditions. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. Generally, if the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income producing security.

While a Fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the Fund’s financial reporting, credit rating and investment limitation purposes.

Contingent Convertible Securities (CoCos). CoCos are fixed income securities that, under certain circumstances, either convert into common stock of the issuer or undergo a principal write-down by a predetermined percentage if (a) the issuer’s capital ratio falls below a predetermined trigger level or (b) upon the occurrence of certain regulatory or other events. Unlike traditional convertible securities, the conversion is not voluntary and the equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. CoCos are subject to credit, interest rate and market risks associated with fixed income and equity securities generally, along with risks typically applicable to convertible securities. CoCos are also subject to loss absorption risk because coupons can potentially be cancelled at the banking institution’s discretion or at the request of the relevant regulatory

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authority in order to help the bank absorb losses. CoCos are subordinate in rank to traditional convertible securities and other debt obligations of an issuer and, therefore, CoCos entail more risk than an issuer’s other debt obligations.

Enhanced Convertible Securities. “Enhanced” convertible securities are equity-linked hybrid securities that automatically convert to equity securities on a specified date. Enhanced convertibles have been designed with a variety of payoff structures, and are known by a variety of different names. Three features common to enhanced convertible securities are (i) conversion to equity securities at the maturity of the convertible (as opposed to conversion at the option of the security holder in the case of ordinary convertibles); (ii) capped or limited appreciation potential relative to the underlying common stock; and (iii) dividend yields that are typically higher than that on the underlying common stock. Thus, enhanced convertible securities offer holders the opportunity to obtain higher current income than would be available from a traditional equity security issued by the same company in return for reduced participation in the appreciation potential of the underlying common stock. Other forms of enhanced convertible securities may involve arrangements with no interest or dividend payments made until maturity of the security or an enhanced principal amount received at maturity based on the yield and value of the underlying equity security during the security’s term or at maturity.

Synthetic Convertible Securities. A synthetic convertible security is a derivative position composed of two or more distinct securities whose investment characteristics, taken together, resemble those of traditional convertible securities, i.e., fixed income and the right to acquire the underlying equity security. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables a Fund to have a convertible-like position with respect to a security or index.

Synthetic convertibles are typically offered by financial institutions in private placement transactions and are typically sold back to the offering institution. Upon conversion, the holder generally receives from the offering institution an amount in cash equal to the difference between the conversion price and the then-current value of the underlying security. Synthetic convertible securities differ from true convertible securities in several respects. The value of a synthetic convertible is the sum of the values of its fixed-income component and its convertibility component. Thus, the values of a synthetic convertible and a true convertible security will respond differently to market fluctuations. Purchasing a synthetic convertible security may provide greater flexibility than purchasing a traditional convertible security, including the ability to combine components representing distinct issuers, or to combine a fixed income security with a call option on a stock index, when the Adviser determines that such a combination would better further a Fund’s investment goals. In addition, the component parts of a synthetic convertible security may be purchased simultaneously or separately.

The holder of a synthetic convertible faces the risk that the price of the stock, or the level of the market index underlying the convertibility component will decline. In addition, in purchasing a synthetic convertible security, a Fund may have counterparty risk with respect to the financial institution or investment bank that offers the instrument.

Alternative Entity Securities. The Funds may invest in alternative entity securities, which are the securities of entities that are formed as limited partnerships, limited liability companies, business trusts or other non-corporate entities that are similar to common or preferred stock of corporations.

Foreign Investments

Foreign Securities. Each Fund may invest in foreign securities.

Invesco Core Plus Bond Fund may invest up to 30% of its net assets in foreign debt securities, all of which may be in emerging market debt securities, and up to 20% of the Fund’s net assets may be denominated in non-U.S. dollars. Invesco Global Real Estate Income Fund may invest a significant amount of its net assets in foreign securities and up to 20% of its net assets in securities of companies located in emerging markets countries. Invesco Low Volatility Equity Yield Fund may invest in depositary receipts of foreign issuers. Foreign securities are equity or debt securities issued by issuers outside the

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U.S., and include securities in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), or other securities representing underlying securities of foreign issuers (foreign securities). Invesco Global Real Estate Income Fund and Invesco Low Volatility Equity Yield Fund include securities in the form of ADRs, EDRs, or other securities representing underlying securities of foreign issuers when determining foreign securities limits. ADRs are receipts, issued by U.S. banks, for the shares of foreign corporations, held by the bank issuing the receipt. ADRs are typically issued in registered form, denominated in U.S. dollars and designed for use in the U.S. securities markets. EDRs are similar to ADRs, except they are typically issued by European banks or trust companies, denominated in foreign currencies and designed for use outside the U.S. securities markets. ADRs and EDRs entitle the holder to all dividends and capital gains on the underlying foreign securities, less any fees paid to the bank. Purchasing ADRs or EDRs gives a Fund the ability to purchase the functional equivalent of foreign securities without going to the foreign securities markets to do so. ADRs or EDRs that are “sponsored” are those where the foreign corporation whose shares are represented by the ADR or EDR is actively involved in the issuance of the ADR or EDR, and generally provides material information about the corporation to the U.S. market. An “unsponsored” ADR or EDR program is one where the foreign corporation whose shares are held by the bank is not obligated to disclose material information in the United States, and, therefore, the market value of the ADR or EDR may not reflect important facts known only to the foreign company.

Foreign debt securities include corporate debt securities of foreign issuers, certain foreign bank obligations (see “Bank Instruments”) and U.S. dollar or foreign currency denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities (see “Foreign Government Obligations”), international agencies and supranational entities.

The Funds consider various factors when determining whether a company is in a particular country or region/continent, including whether (1) it is organized under the laws of a country or of a country in a particular region/continent; (2) it has a principal office in a country or in a country in a particular region/continent; (3) it derives 50% or more of its total revenues from businesses in a country or in a country in a particular region/continent; and/or (4) its securities are traded principally on a security exchange, or in an over-the-counter (OTC) market, in a country or in a country in a particular region/continent.

Investments by a Fund in foreign securities, including ADRs and EDRs, whether denominated in U.S. dollars or foreign currencies, may entail all of the risks set forth below in addition to those accompanying an investment in issuers in the U.S.

Currency Risk. The value in U.S. dollars of the Fund’s non-dollar denominated foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and increases when the value of the U.S. dollar falls against such currency.

Political and Economic Risk. The economies of many of the countries in which the Funds may invest may not be as developed as that of the United States’ economy and may be subject to significantly different forces. Political, economic or social instability and development, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Funds’ investments.

Regulatory Risk. Foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies may not be subject to uniform accounting, auditing and financial reporting standards, corporate governance practices and requirements comparable to those applicable to domestic companies. Therefore, financial information about foreign companies may be incomplete, or may not be comparable to the information available on U.S. companies. Income from foreign securities owned by the Funds may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Funds’ shareholders.

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There is generally less government supervision and regulation of securities exchanges, brokers, dealers, and listed companies in foreign countries than in the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Foreign markets may also have different clearance and settlement procedures. If a Fund experiences settlement problems it may result in temporary periods when a portion of the Fund’s assets are uninvested and could cause the Fund to miss attractive investment opportunities or a potential liability to the Fund arising out of the Fund’s inability to fulfill a contract to sell such securities.

Market Risk. Investing in foreign markets generally involves certain risks not typically associated with investing in the United States. The securities markets in many foreign countries will have substantially lower trading volume than the United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Obtaining and/or enforcing judgments in foreign countries may be more difficult, which may make it more difficult to enforce contractual obligations. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may also be associated with the maintenance of assets in foreign jurisdictions. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

Risks of Developing/Emerging Markets Countries. Each Fund (except Invesco Floating Rate Fund) may invest in securities of companies located in developing and emerging markets countries.

Unless a Fund’s prospectus includes a different definition, the Funds consider developing and emerging markets countries to be those countries that are not included in the MSCI Word Index. The Funds consider developed countries of the European Union to be Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Israel, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

Investments in developing and emerging markets countries present risks in addition to, or greater than, those presented by investments in foreign issuers generally, and may include the following risks:

i.	Restriction, to varying degrees, on foreign investment in stocks;

ii.	Repatriation of investment income, capital, and the proceeds of sales in foreign countries may require foreign governmental registration and/or approval;

iii.	Greater risk of fluctuation in value of foreign investments due to changes in currency exchange rates, currency control regulations or currency devaluation;

iv.	Inflation and rapid fluctuations in inflation rates may have negative effects on the economies and securities markets of certain developing and emerging markets countries;

v.	Many of the developing and emerging markets countries’ securities markets are relatively small or less diverse, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility; and

vi.	There is a risk in developing and emerging markets countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies.

Risks of Investments in China A-shares through the Shanghai-Hong Kong Stock Connect Program. The Shanghai-Hong Kong Stock Connect program (Connect Program) is subject to quota limitations and an investor cannot purchase and sell the same security on the same trading day, which may restrict a Fund’s ability to invest in China A-shares through the Connect Program and to enter into or exit trades on a timely basis. The Shanghai market may be open at a time when the Connect Program is not trading, with the result that prices of China A-shares may fluctuate at times when the Fund is unable to add to or exit its position. Only certain China A-shares are eligible to be accessed through the Connect Program. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Connect Program. Because the Connect Program is new, the actual effect on the market for trading China A-shares with the introduction of large numbers of foreign investors is currently unknown. The Connect Program is subject to regulations promulgated by regulatory

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authorities for the Shanghai Stock Exchange and the Stock Exchange of Hong Kong Limited, and further regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact the Connect Program, if the authorities believe it necessary to assure orderly markets or for other reasons. There is no guarantee that both exchanges will continue to support the Connect Program in the future.

Investments in China A-shares may not be covered by the securities investor protection programs of either exchange and, without the protection of such programs, will be subject to the risk of default by the broker. In the event that the depository of the Shanghai Stock Exchange (ChinaClear) defaulted, a Fund may not be able to recover fully its losses from ChinaClear or may be delayed in receiving proceeds as part of any recovery process. In addition, because all trades on the Connect Program in respect of eligible China A-shares must be settled in Renminbi (RMB), the Chinese currency, the Funds investing through the Connect Program must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed.

China A-shares purchased through the Connect Program are held in nominee name and not the Fund’s name as the beneficial owner. It is possible, therefore, that a Fund’s ability to exercise its rights as a shareholder and to pursue claims against the issuer of China A-shares may be limited because the nominee structure has not been tested in Chinese courts. In addition, a Fund may not be able to participate in corporate actions affecting China A-shares held through the Connect Program due to time constraints or for other operational reasons.

Trades on the Connect Program are subject to certain requirements prior to trading. If these requirements are not completed prior to the market opening, a Fund cannot sell the shares on that trading day. In addition, these requirements may limit the number of brokers that a Fund may use to execute trades. If an investor holds 5% or more of the total shares issued by a China-A share issuer, the investor must return any profits obtained from the purchase and sale of those shares if both transactions occur within a six-month period. If a Fund holds 5% or more of the total shares of a China-A share issuer through its Connect Program investments, its profits may be subject to these limitations. All accounts managed by the Adviser and/or its affiliates will be aggregated for purposes of this 5% limitation, which makes it more likely that a Fund’s profits may be subject to these limitations.

Foreign Government Obligations. Each Fund (except for Invesco Floating Rate Fund) may invest in debt securities of foreign governments. Debt securities issued by foreign governments are often, but not always, supported by the full faith and credit of the foreign governments, or their subdivisions, agencies or instrumentalities, that issue them. These securities involve the risks discussed above under Foreign Securities. Additionally, the issuer of the debt or the governmental authorities that control repayment of the debt may be unwilling or unable to pay interest or repay principal when due. Political or economic changes or the balance of trade may affect a country’s willingness or ability to service its debt obligations. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt obligations, especially debt obligations issued by the governments of developing countries. Foreign government obligations of developing countries, and some structures of emerging market debt securities, both of which are generally below investment grade, are sometimes referred to as “Brady Bonds”. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may impair the debtor’s ability or willingness to service its debts.

Foreign Exchange Transactions. Each Fund that may invest in foreign currency-denominated securities has the authority to purchase and sell put and call options on foreign currencies (foreign currency options), foreign currency futures contracts and related options, currency-related swaps and may engage in foreign currency transactions either on a spot (i.e., for prompt delivery and settlement) basis at the rate prevailing in the currency exchange market at the time or through forward foreign currency contracts (see Forward Foreign Currency Contracts). The use of these instruments may result in a loss to a Fund if the counterparty to the transaction (particularly with respect to OTC derivatives, as

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discussed further below) does not perform as promised, including because of such counterparty’s bankruptcy or insolvency.

The Funds will incur costs in converting assets from one currency to another. Foreign exchange dealers may charge a fee for conversion. In addition, dealers may realize a profit based on the difference between the prices at which they buy and sell various currencies in the spot and forward markets.

A Fund will generally engage in foreign exchange transactions in order to complete a purchase or sale of foreign currency denominated securities. The Funds may also use foreign currency options, forward foreign currency contracts, foreign currency futures contracts, and currency-related swap contracts to increase or reduce exposure to a foreign currency or to shift exposure from one foreign currency to another in a cross currency hedge or to enhance returns. These transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currencies; however, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. Open positions in forward foreign currency contracts used for non-hedging purposes will be covered by the segregation of a sufficient amount of liquid assets.

A Fund may also purchase and sell foreign currency futures contracts and purchase and write foreign currency options to increase or decrease its exposure to different foreign currencies. The Fund may also purchase and write currency options in connection with foreign currency futures contracts or forward foreign currency contracts. Foreign currency futures contracts are traded on exchanges and have standard contract sizes and delivery dates. Most foreign currency futures contracts call for payment or delivery in U.S. dollars. The uses and risks of foreign currency futures contracts are similar to those of futures contracts relating to securities or indices (see Futures Contracts). Foreign currency futures contracts values can be expected to correlate with exchange rates but may not reflect other factors that affect the value of the Fund’s investments.

Whether or not any hedging strategy will be successful is highly uncertain, and use of hedging strategies may leave a Fund in a less advantageous position than if a hedge had not been established. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward foreign currency contract. Accordingly, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if Invesco’s or the Sub-Advisers’ predictions regarding the movement of foreign currency or securities markets prove inaccurate.

Certain Funds may hold a portion of their assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Foreign exchange transactions may involve some of the risks of investments in foreign securities. For a discussion of tax considerations relating to foreign currency transactions, see “Dividends, Distributions, and Tax Matters – Tax Matters – Tax Treatment of Portfolio Transactions – Foreign currency transactions.”

Under definitions adopted by the Commodity Futures Trading Commission (CFTC) and the U.S. Securities and Exchange Commission (SEC), non-deliverable foreign exchange forwards and OTC foreign exchange options are considered “swaps.” These instruments are therefore included in the definition of “commodity interests” for purposes of determining whether the Funds’ service providers qualify for certain exemptions and exclusions from regulation by the CFTC. Although forward foreign currency contracts have historically been traded in the OTC market, as swaps they may in the future be regulated to be centrally cleared and traded on public facilities. For more information, see “Forward Foreign Currency Contracts” and “Swaps.”

Foreign Bank Obligations. Foreign bank obligations include certificates of deposit, banker’s acceptances and fixed time deposits and other obligations (a) denominated in U.S. dollars and issued by a foreign branch of a domestic bank (Eurodollar Obligations), (b) denominated in U.S. dollars and issued

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by a domestic branch of a foreign bank (Yankee dollar Obligations), and (c) issued by foreign branches of foreign banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Floating Rate Corporate Loans and Corporate Debt Securities of Non-U.S. Borrowers. Invesco Floating Rate Fund, Invesco Short Duration High Yield Municipal Fund and Invesco Strategic Real Return Fund may invest in floating rate loans that are made to and floating rate debt securities that are issued by non-U.S. borrowers, provided that the loans are U.S. dollar-denominated or otherwise provide for payment in U.S. dollars, and any such borrower meets the credit quality standards established by Invesco and the Sub-Advisers for U.S. borrowers. A Fund similarly may invest in floating rate loans and floating rate debt securities made to U.S. borrowers with significant non-U.S. dollar-denominated revenues; provided that the loans are U.S. dollar-denominated or otherwise provide for payment to the Fund in U.S. dollars. In cases where the floating rate loans or floating rate debt securities are not denominated in U.S. dollars, provisions will be made for payments to the lenders, including a Fund, in U.S. dollars pursuant to foreign currency swaps or the currency risk of the transaction will be hedged using forward foreign currency contracts.

Exchange-Traded Funds

Exchange-Traded Funds (ETFs). Each Fund may purchase shares of ETFs. Most ETFs are registered under the 1940 Act as investment companies, although others may not be registered as investment companies and are registered as commodity pools. Therefore, a Fund’s purchase of shares of an ETF may be subject to the restrictions on investments in other investment companies discussed under “Other Investment Companies.” ETFs have management fees, which increase their cost. Each Fund may invest in ETFs advised by unaffiliated advisers as well as ETFs advised by Invesco PowerShares Capital Management LLC (PowerShares). Invesco, the Sub-Advisers and PowerShares are affiliates of each other as they are all indirect wholly-owned subsidiaries of Invesco Ltd.

Generally, ETFs hold portfolios of securities, commodities and/or currencies that are designed to replicate, as closely as possible before expenses, the performance of a specified index. The performance results of ETFs will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by ETFs. Furthermore, there can be no assurance that the portfolio of securities, commodities and/or currencies purchased by an ETF will replicate a particular index. Some ETFs are actively managed and instead of replicating, they seek to outperform a particular index or basket or price of a commodity or currency. ETF shares are sold and redeemed by Authorized Participants at net asset value only in large blocks called creation units and redemption units, respectively. ETF shares may be purchased and sold by all other investors in secondary market trading on national securities exchanges, which allows investors to purchase and sell ETF shares at their market price throughout the day.

Investments in ETFs generally present the same primary risks as an investment in a conventional mutual fund that has the same investment objective, strategy and policies. Investments in ETFs further involve the same risks associated with a direct investment in the types of securities, commodities and/or currencies included in the indices the ETFs are designed to replicate. In addition, shares of an ETF may trade at a market price that is higher or lower than their net asset value and an active trading market in such shares may not develop or continue. Moreover, trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action to be appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Exchange-Traded Notes

Exchange-Traded Notes (ETNs). Each Fund may invest in ETNs. ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy, minus applicable fees. ETNs are traded on an exchange (e.g., the New York Stock Exchange) during normal trading hours; however, investors can also hold the ETN until maturity.

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At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, including the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. A decision by a Fund to sell ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing, and there can be no assurance that a secondary market will exist for an ETN.

ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (IRS) will accept, or a court will uphold, how the Fund characterizes and treats ETNs for tax purposes. Further, the IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid, and thus they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

The market value of ETNs may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN trades at a premium or discount to its market benchmark or strategy.

Debt Investments

U.S. Government Obligations. Each Fund may invest in U.S. Government obligations, which are obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and include bills, notes and bonds issued by the U.S. Treasury, as well as “stripped” or “zero coupon” U.S. Treasury obligations.

U.S. Government obligations may be, (i) supported by the full faith and credit of the U.S. Treasury, (ii) supported by the right of the issuer to borrow from the U.S. Treasury, (iii) supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, or (iv) supported only by the credit of the instrumentality. There is a risk that the U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so. In that case, if the issuer were to default, a Fund holding securities of such issuer might not be able to recover its investment from the U.S. Government. For example, while the U.S. Government has provided financial support to Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC), no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law. There also is no guarantee that the government would support Federal Home Loan Banks. Accordingly, securities of FNMA, FHLMC and Federal Home Loan Banks, and other agencies, may involve a risk of non-payment of principal and interest. Any downgrade of the credit rating of the securities issued by the U.S. Government may result in a downgrade of securities issued by its agencies or instrumentalities, including government-sponsored entities.

Inflation-Indexed Bonds. Inflation-Indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S.

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Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (CPI) accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Certain Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (CPI-U), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Temporary Investments. Each Fund may invest a portion of its assets in affiliated money market funds or in the types of money market instruments in which those Funds would invest or other short-term U.S. Government securities for cash management purposes. Each Fund may invest up to 100% of its assets in investments that may be inconsistent with the Fund’s principal investment strategies for temporary defensive purposes in anticipation of or in response to adverse market, economic, political or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions. As a result, a Fund may not achieve its investment objective.

Mortgage-Backed and Asset-Backed Securities. Each Fund (except for Invesco Floating Rate Fund) may invest in mortgage-backed and asset-backed securities including commercial mortgage-

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backed securities (CMBS) and residential mortgage-backed securities (RMBS). Mortgage-backed securities are mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by nongovernment entities, such as commercial banks and other private lenders. Mortgage-related securities represent ownership in pools of mortgage loans assembled for sale to investors by various government agencies such as the Government National Mortgage Association (GNMA) and government-related organizations such as the FNMA and FHLMC, as well as by nongovernment issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. These securities differ from conventional bonds in that the principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, a Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor.

In addition, there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as Ginnie Maes), which are guaranteed as to the timely payment of principal and interest. That guarantee is backed by the full faith and credit of the U.S. Treasury. GNMA is a corporation wholly owned by the U.S. Government within the Department of Housing and Urban Development. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as FNMAs) and are guaranteed as to payment of principal and interest by FNMA itself and backed by a line of credit with the U.S. Treasury. FNMA is a government-sponsored entity wholly owned by public stockholders. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as FHLMCs) guaranteed as to payment of principal and interest by FHLMC itself and backed by a line of credit with the U.S. Treasury. FHLMC is a government-sponsored entity wholly owned by public stockholders.

On September 7, 2008, FNMA and FHLMC were placed under the conservatorship of the Federal Housing Finance Agency (FHFA) to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving FNMA and FHLMC’s assets and property and putting FNMA and FHLMC in a sound and solvent position. Under the conservatorship, the management of FNMA and FHLMC was replaced.

Since 2009, both FNMA and FHLMC have received significant capital support through U.S. Treasury preferred stock purchases and Federal Reserve purchases of the entities’ mortgage-backed securities.

In February 2011, the Obama Administration produced a report to Congress outlining proposals to wind down FNMA and FHLMC and reduce the government’s role in the mortgage market. Discussions among policymakers continue, however, as to whether FNMA and FHLMC should be nationalized, privatized, restructured, or eliminated altogether. FNMA and FHLMC also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities. Importantly, the future of the entities is in question as the U.S. Government considers multiple options regarding the future of FNMA and FHLMC.

Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales contracts or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements and from sales of personal property. Regular payments received on asset-backed securities include both interest and principal. Asset-backed securities typically have no U.S. Government backing. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

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If a Fund purchases a mortgage-backed or other asset-backed security at a premium, the premium may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. Although the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-backed or other asset-backed security’s average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security’s return. In addition, while the trading market for short-term mortgages and asset-backed securities is ordinarily quite liquid, in times of financial stress the trading market for these securities may become restricted.

CMBS and RMBS generally offer a higher rate of interest than government and government-related mortgage-backed securities because there are no direct or indirect government or government agency guarantees of payment. The risk of loss due to default on CMBS and RMBS is historically higher because neither the U.S. Government nor an agency or instrumentality have guaranteed them. CMBS and RMBS whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, may also be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of property owners to make payments of principal and interest on the underlying mortgages. Non-government mortgage-backed securities are generally subject to greater price volatility than those issued, guaranteed or sponsored by government entities because of the greater risk of default in adverse market conditions. Where a guarantee is provided by a private guarantor, a Fund is subject to the credit risk of such guarantor, especially when the guarantor doubles as the originator.

Asset-Backed Securities. Invesco Core Plus Bond Fund, Invesco Global Real Estate Income Fund and Invesco Strategic Real Return Fund may invest in asset-backed securities. Asset-backed securities are interests in pooled mortgages, loans, receivables, or other assets. Payments of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement.

Collateralized Mortgage Obligations (CMOs). Invesco Core Plus Bond Fund, Invesco Floating Rate Fund, Invesco Global Real Estate Income Fund, Invesco Short Duration High Yield Municipal Fund and Invesco Strategic Real Return Fund may invest in CMOs. A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. A CMO is a type of mortgage-backed security that creates separate classes with varying maturities and interest rates, called tranches. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different fixed or floating interest rate and stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only

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after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation (issuer) issues multiple series (e.g., Series A, B, C and Z) of CMO bonds (Bonds). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (Collateral). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the following order: Series A, B, C and Z. The Series A, B, and C Bonds all bear current interest. Interest on a Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. Only after the Series A, B, and C Bonds are paid in full does the Series Z Bond begin to receive payment. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying the Funds’ diversification tests.

FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Payments of principal and interest on the FHLMC CMOs are made semiannually. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the FHLMC CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the FHLMC CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the FHLMC CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date. If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC CMO’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Classes of CMOs may also include interest only securities (IOs) and principal only securities (POs). IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slow, the life of the PO is lengthened and the yield to maturity is reduced.

CMOs are generally subject to the same risks as mortgage-backed securities. In addition, CMOs may be subject to credit risk because the issuer or credit enhancer has defaulted on its obligations and a Fund may not receive all or part of its principal. Obligations issued by U.S. Government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. Government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. Although GNMA guarantees timely payment of GNMA certificates even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.

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Collateralized Debt Obligations (CDOs). Invesco Core Plus Bond Fund, Invesco Floating Rate Fund, Invesco Global Real Estate Income Fund, Invesco Short Duration High Yield Municipal Fund and Invesco Strategic Real Return Fund may invest in CDOs. A CDO is a security backed by a pool of bonds, loans and other debt obligations. CDOs are not limited to investing in one type of debt and accordingly, a CDO may own corporate bonds, commercial loans, asset-backed securities, residential mortgage-backed securities, commercial mortgage-backed securities, and emerging market debt. The CDO’s securities are typically divided into several classes, or bond tranches, that have differing levels of investment grade or credit tolerances. Most CDO issues are structured in a way that enables the senior bond classes and mezzanine classes to receive investment-grade credit ratings. Credit risk is shifted to the most junior class of securities. If any defaults occur in the assets backing a CDO, the senior bond classes are first in line to receive principal and interest payments, followed by the mezzanine classes and finally by the lowest rated (or non-rated) class, which is known as the equity tranche. Similar in structure to a collateralized mortgage obligation (described above) CDOs are unique in that they represent different types of debt and credit risk.

Credit Linked Notes (CLNs). Invesco Core Plus Bond Fund, Invesco Floating Rate Fund, Invesco Short Duration High Yield Municipal Fund and Invesco Strategic Real Return Fund may invest in CLNs.

A CLN is a security structured and issued by an issuer, which may be a bank, broker or special purpose vehicle. If a CLN is issued by a special purpose vehicle, the special purpose vehicle will typically be collateralized by AAA-rated securities, but some CLNs are not collateralized. The performance and payment of principal and interest is tied to that of a reference obligation which may be a particular security, basket of securities, credit default swap, basket of credit default swaps, or index. The reference obligation may be denominated in foreign currencies. Risks of CLNs include those risks associated with the underlying reference obligation, including but not limited to, market risk, interest rate risk, credit risk, default risk and foreign currency risk. In the case of a CLN created with credit default swaps, the structure will be “funded” such that the par amount of the security will represent the maximum loss that could be incurred on the investment and no leverage is introduced. An investor in a CLN also bears counterparty risk or the risk that the issuer of the CLN will default or become bankrupt and not make timely payments of principal and interest on the structured security. Should the issuer default or declare bankruptcy, the CLN holder may not receive any compensation. In return for these risks, the CLN holder receives a higher yield. As with most derivative instruments, valuation of a CLN may be difficult due to the complexity of the security.

Collateralized Loan Obligations (CLOs). Invesco Floating Rate Fund, Invesco Core Plus Bond Fund, Invesco Short Duration High Yield Municipal Fund and Invesco Strategic Real Return Fund may invest in CLOs, which are debt instruments backed solely by a pool of other debt securities. The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the CLO in which the Fund invests. Some CLOs have credit ratings, but are typically issued in various classes with various priorities. Normally, CLOs are privately offered and sold (that is, they are not registered under the securities laws) and may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for CLOs that qualify for Rule 144A transactions. In addition to the normal interest rate, default and other risks of fixed income securities, CLOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Fund may invest in CLOs that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.

Bank Instruments. Invesco Core Plus Bond Fund, Invesco Floating Rate Fund, Invesco Global Real Estate Income Fund, Invesco Short Duration High Yield Municipal Fund and Invesco Strategic Real Return Fund may invest in bank instruments. Bank instruments are unsecured interest bearing bank deposits. Bank instruments include, but are not limited to, certificates of deposits, time deposits, and banker’s acceptances from U.S. or foreign banks as well as Eurodollar certificates of deposit (Eurodollar CDs) and Eurodollar time deposits of foreign branches of domestic banks. Some certificates of deposit are negotiable interest-bearing instruments with a specific maturity issued by banks and savings and loan

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institutions in exchange for the deposit of funds, and can typically be traded in the secondary market prior to maturity. Other certificates of deposit, like time deposits, are non-negotiable receipts issued by a bank in exchange for the deposit of funds which earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. A bankers’ acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank.

An investment in Eurodollar CDs or Eurodollar time deposits may involve some of the same risks that are described for Foreign Securities.

Commercial Instruments. Invesco Floating Rate Fund, Invesco Global Real Estate Income Fund, Invesco Short Duration High Yield Municipal Fund and Invesco Strategic Real Return Fund may invest in commercial instruments, including commercial paper, master notes and other short-term corporate instruments that are denominated in U.S. dollars or foreign currencies.

Commercial instruments are a type of instrument issued by large banks and corporations to raise money to meet their short-term debt obligations, and are only backed by the issuing bank or corporation’s promise to pay the face amount on the maturity date specified on the note. Commercial paper consists of short-term promissory notes issued by corporations. Commercial paper may be traded in the secondary market after its issuance. Master notes are demand notes that permit the investment of fluctuating amounts of money at varying rates of interest pursuant to arrangements with issuers who meet the credit quality criteria of the Funds. The interest rate on a master note may fluctuate based on changes in specified interest rates or may be reset periodically according to a prescribed formula or may be a set rate. Although there is no secondary market in master demand notes, if such notes have a demand feature, the payee may demand payment of the principal amount of the note upon relatively short notice. Master notes are generally illiquid and therefore subject to the Funds’ percentage limitations for investments in illiquid securities. Commercial instruments may not be registered with the SEC.

Synthetic Municipal Instruments. Invesco Core Plus Bond Fund, Invesco Global Real Estate Income Fund, Invesco Short Duration High Yield Municipal Fund and Invesco Strategic Real Return Fund may invest in synthetic municipal instruments, the value of and return on which are derived from underlying securities. The types of synthetic municipal instruments in which a Fund may invest include tender option bonds and variable rate trust certificates. Both types of instruments involve the deposit into a trust or custodial account of one or more long-term tax-exempt bonds or notes (Underlying Bonds), and the sale of certificates evidencing interests in the trust or custodial account to investors such as a Fund. The trustee or custodian receives the long-term fixed rate interest payments on the Underlying Bonds, and pays certificate holders fixed rates or short-term floating or variable interest rates which are reset periodically. A “tender option bond” provides a certificate holder with the conditional right to sell its certificate to the sponsor or some designated third party at specified intervals and receive the par value of the certificate plus accrued interest (a demand feature). A “fixed rate trust certificate” evidences an interest in a trust entitling a certificate holder to fixed future interest and/or principal payments on the Underlying Bonds. A “variable rate trust certificate” evidences an interest in a trust entitling the certificate holder to receive variable rate interest based on prevailing short-term interest rates and also typically provides the certificate holder with the conditional demand feature the (right to tender its certificate at par value plus accrued interest under certain conditions).

All synthetic municipal instruments must meet the minimum quality standards for the Funds’ investments and must present minimal credit risks. In selecting synthetic municipal instruments for the Funds, Invesco considers the creditworthiness of the issuer of the Underlying Bond, the sponsor and the party providing certificate holders with a conditional right to sell their certificates at stated times and prices (a demand feature).

Typically, a certificate holder cannot exercise the demand feature until the occurrence of certain conditions, such as where the issuer of the Underlying Bond defaults on interest payments. Moreover, because synthetic municipal instruments involve a trust or custodial account and a third party conditional demand feature, they involve complexities and potential risks that may not be present where a municipal security is owned directly.

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The tax-exempt character of the interest paid to certificate holders is based on the assumption that the holders have an ownership interest in the Underlying Bonds; however, the IRS has not issued a ruling addressing this issue. In the event the IRS issues an adverse ruling or successfully litigates this issue, it is possible that the interest paid to a Fund on certain synthetic municipal instruments would be deemed to be taxable. A Fund relies on opinions of special tax counsel on this ownership question and opinions of bond counsel regarding the tax-exempt character of interest paid on the Underlying Bonds.

Municipal Securities. Invesco Core Plus Bond Fund, Invesco Global Real Estate Income Fund, Invesco Short Duration High Yield Municipal Fund, and Invesco Strategic Real Return Fund may invest in Municipal Securities which are typically debt obligations of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Securities may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities.

Certain types of municipal securities are issued to obtain funding for privately operated facilities. The credit and quality of private activity debt securities are dependent on the private facility or user, who is responsible for the interest payment and principal repayment.

The two major classifications of Municipal Securities are bonds and notes. Municipal bonds are municipal debt obligations in which the issuer is obligated to repay the original (or “principal”) payment amount on a certain maturity date along with interest. A municipal bond’s maturity date (the date when the issuer of the bond repays the principal) may be years in the future. Short-term bonds mature in one to three years, while long-term bonds usually do not mature for more than a decade. Notes are short-term instruments which usually mature in less than two years. Most notes are general obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal notes also include tax, revenue notes and revenue and bond anticipation notes (discussed more fully below) of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes.

Municipal debt securities may be also be classified as general obligation or revenue obligations (or “special delegation securities”). General obligation securities are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest.

Revenue debt obligations, such as revenue bonds and revenue notes, are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source but not from the general taxing power. The principal and interest payments for industrial development bonds or pollution control bonds are often the sole responsibility of the industrial user and therefore may not be backed by the taxing power of the issuing municipality. The interest paid on such bonds may be exempt from federal income tax, although current federal tax laws place substantial limitations on the purposes and size of such issues. Such obligations are considered to be Municipal Securities provided that the interest paid thereon, in the opinion of bond counsel, qualifies as exempt from federal income tax.

Another type of revenue obligations are pre-refunded bonds, which are typically issued to refinance debt. The proceeds from the issue of the lower yield and/or longer maturing pre-refunding bond will usually be used to purchase U.S. Government obligations, such as U.S. Treasury securities, which are held in an escrow account and used to pay interest and principal payments until the scheduled call date of the original bond issue occurs. Like other fixed income securities, pre-refunded bonds are subject to interest rate, market, credit, and reinvestment risks.

Within these principal classifications of municipal securities, there are a variety of types of municipal securities, including but not limited to, fixed and variable rate securities, variable rate demand

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notes, municipal leases, custodial receipts, participation certificates, inverse floating rate securities, and derivative municipal securities.

Variable rate securities bear rates of interest that are adjusted periodically according to formulae intended to reflect market rates of interest.

Variable rate demand notes are obligations which contain a floating or variable interest rate adjustment formula and which are subject to a right of demand for payment of the principal balance plus accrued interest either at any time or at specified intervals. The interest rate on a variable rate demand note may be based on a known lending rate, such as a bank’s prime rate, and may be adjusted when such rate changes or the interest rate may be a market rate that is adjusted at specified intervals. The adjustment formula maintains the value of the variable rate demand note at approximately the par value of such note at the adjustment date.

Inverse floating rate obligations are variable rate debt instruments that pay interest at rates that move in the opposite direction of prevailing interest rates. Because the interest rate paid to holders of such obligations is generally determined by subtracting a variable or floating rate from a predetermined amount, the interest rate paid to holders of such obligations will decrease as such variable or floating rate increases and increase as such variable or floating rate decreases. The inverse floating rate obligations in which a Fund may invest include derivative instruments such as residual interest bonds, tender option bonds (TOBs) or municipal bond trust certificates. Such instruments are typically created by a special purpose trust (the TOB Trust) that holds long-term fixed rate bonds, which are contributed by a Fund (the “underlying security”), and sells two classes of beneficial interests: short-term floating rate interests, which are sold to or held by third party investors (Floaters), and inverse floating residual interests, which are purchased by the Funds (Residuals). The Floaters have first priority on the cash flow from the bonds held by the TOB Trust and a Fund (as holder of the Residuals) is paid the residual cash flow from the bonds held by the TOB Trust. Like most other fixed-income securities, the value of inverse floating rate obligations will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floating rate obligation typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floating rate obligation while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floating rate obligation. Some inverse floating rate obligations may also increase or decrease substantially because of changes in the rate of prepayments. Inverse floating rate obligations tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Inverse floating rate obligations have varying degrees of liquidity.

The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with a Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause a Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the

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termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by a Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. A Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not a Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, a Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage maybe less advantageous to a Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

Certificates of participation (or “Participation certificates”) are obligations issued by state or local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract or a conditional sales contract. These participation interests may give the purchaser an undivided interest in one or more underlying Municipal Securities. Municipal securities may not be backed by the faith, credit and taxing power of the issuer.

Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities.

Municipal Lease Obligations. Invesco Core Plus Bond Fund, Invesco Global Real Estate Income Fund and Invesco Short Duration High Yield Municipal Fund may invest in municipal lease obligations by purchasing such obligations directly or through participation interests.

Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Municipal lease obligations, another type of Municipal Security, may take the form of a lease, an installment purchase contract or a conditional sales contract. Municipal lease obligations are issued by state and local governments and authorities to acquire land, equipment and facilities such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. Interest payments on qualifying municipal lease obligations are generally exempt from federal income taxes. Municipal lease obligations are generally subject to greater risks than general obligation or revenue bonds. State laws set forth requirements that states or municipalities must meet in order to issue municipal obligations, and such obligations may contain a covenant by the issuer to budget for, appropriate, and make payments due under the obligation. However, certain municipal lease obligations may contain “non-appropriation” clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. If not enough money is appropriated to make the lease payments, the leased property may be repossessed as security for holders of the municipal lease obligation. In such an event, there is no assurance that the property’s private sector or re-leasing value will be enough to make all outstanding payments on the municipal lease obligation or that the payments

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will continue to be tax-free. Additionally, it may be difficult to dispose of the underlying capital asset in the event of non-appropriation or other default. Direct investments by the Funds in municipal lease obligations may be deemed illiquid and therefore subject to the Funds’ percentage limitations for investments in illiquid securities and the risks of holding illiquid securities.

A municipal forward contract is a Municipal Security which is purchased on a when-issued basis with longer-than-standard settlement dates, in some cases taking place up to five years from the date of purchase. The buyer, in this case a Fund, will execute a receipt evidencing the obligation to purchase the bond on the specified issue date, and must segregate cash to meet that forward commitment. Municipal forward contracts typically carry a substantial yield premium to compensate the buyer for the risks associated with a long when-issued period, including shifts in market interest rates that could materially impact the principal value of the bond, deterioration in the credit quality of the issuer, loss of alternative investment options during the when-issued period and failure of the issuer to complete various steps required to issue the bonds.

Municipal Securities also include the following securities:

•	Bond Anticipation Notes usually are general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds.

•	Tax Anticipation Notes are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer.

•	Revenue Anticipation Debt Securities, including bonds, notes, and certificates, are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the securities. In general, they also constitute general obligations of the issuer.

•	Tax-Exempt Commercial Paper (Municipal Paper) is similar to taxable commercial paper, except that tax-exempt commercial paper is issued by states, municipalities and their agencies.

•	Tax-Exempt Mandatory Paydown Securities (TEMPS) are fixed rate term bonds carrying a short-term maturity, usually three to four years beyond the expected redemption. TEMPS are structured as bullet repayments, with required optional redemptions as entrances fees are collected.

•	Zero Coupon and Pay-in-Kind Securities do not immediately produce cash income. These securities are issued at an original issue discount, with the full value, including accrued interest, paid at maturity. Interest income may be reportable annually, even though no annual payments are made. Market prices of zero-coupon bonds tend to be more volatile than bonds that pay interest regularly. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Zero coupon and pay-in-kind securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer’s financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative. Special tax considerations are associated with investing in certain lower-grade securities, such as zero coupon or pay-in-kind securities.

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•	Capital Appreciation Bonds are municipal securities in which in the investment return on the initial principal payment is reinvested at a compounded rate until the bond matures. The principal and interest are due on maturity. Thus, like zero coupon securities, investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks.

•	Payment in lieu of taxes (also known as PILOTs) are voluntary payments by, for instance the U.S. Government or nonprofits, to local governments that help offset losses in or otherwise serve as a substitute for property taxes.

•	Converted Auction Rate Securities (CARS) are a structure that combines the debt service deferral feature of Capital Appreciation Bonds (CABS) with Auction Rate Securities. The CARS pay no debt service until a specific date, then they incrementally convert to conventional Auction Rate Securities. At each conversion date the issuer has the ability to call and pay down any amount of the CARS.

A Fund may purchase and sell securities on a when-issued and delayed delivery basis whereby the Fund buys or sells a security with payment and delivery taking place in the future. The payment obligation and the interest rate are fixed at the time a Fund enters into the commitment. No income accrues on such securities until the date a Fund actually takes delivery of such securities. These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, a Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. A Fund will only make commitments to purchase such securities with the intention of actually acquiring these securities, but the Fund may sell these securities prior to settlement if it is deemed advisable. No specific limitation exists as to the percentage of a Fund’s assets which may be used to acquire securities on a when-issued and delayed delivery basis.

After purchase by a Fund, an issue of Municipal Securities may cease to be rated by Moody’s Investors Service, Inc. (Moody’s) or Standard and Poor’s Ratings Services (S&P), or another nationally recognized statistical rating organization (NRSRO), or the rating of such a security may be reduced below the minimum credit quality rating required for purchase by the Fund. Neither event would require a Fund to dispose of the security. To the extent that the ratings applied by Moody’s, S&P or another NRSRO to Municipal Securities may change as a result of changes in these rating systems, a Fund will attempt to use comparable credit quality rating as standards for its investments in Municipal Securities.

The yields on Municipal Securities are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions of the Municipal Securities market, size of a particular offering, and maturity and rating of the obligation. Because many Municipal Securities are issued to finance similar projects, especially those related to education, health care, transportation and various utilities, conditions in those sectors and the financial condition of an individual municipal issuer can affect the overall municipal market. The market values of the Municipal Securities held by a Fund will be affected by changes in the yields available on similar securities. If yields increase following the purchase of a Municipal Security, the market value of such Municipal Security will generally decrease. Conversely, if yields decrease, the market value of a Municipal Security will generally increase. The ratings of S&P and Moody’s represent their opinions of the quality of the municipal securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while municipal securities of the same maturity and coupon with different ratings may have the same yield.

Certain of the municipal securities in which the Funds may invest represent relatively recent innovations in the municipal securities markets and the markets for such securities may be less developed than the market for conventional fixed rate municipal securities.

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Under normal market conditions, longer-term municipal securities generally provide a higher yield than shorter-term municipal securities. The Funds have no limitation as to the maturity of municipal securities in which it may invest. The Adviser may adjust the average maturity of a Fund’s portfolio from time to time depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates.

The net asset value of a Fund will change with changes in the value of its portfolio securities. For the Funds that invest primarily in fixed income municipal securities, the net asset value of each Fund can be expected to change as general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. The prices of longer term municipal securities generally are more volatile with respect to changes in interest rates than the prices of shorter term municipal securities. Volatility may be greater during periods of general economic uncertainty.

Municipal Securities, like other debt obligations, are subject to the credit risk of nonpayment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such nonpayment would result in a reduction of income to a Fund, and could result in a reduction in the value of the municipal securities experiencing nonpayment and a potential decrease in the net asset value of the Fund. In addition, a Fund may incur expenses to work out or restructure a distressed or defaulted security.

The Funds may invest in Municipal Securities with credit enhancements such as letters of credit and municipal bond insurance. The Funds may invest in Municipal Securities that are insured by financial insurance companies. Since a limited number of entities provide such insurance, a Fund may invest more than 25% of its assets in securities insured by the same insurance company. If a Fund invests in Municipal Securities backed by insurance companies and other financial institutions, changes in the financial condition of these institutions could cause losses to the Fund and affect share price. Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying Municipal Bond should default. These credit enhancements do not guarantee payments or repayments on the Municipal Securities and a downgrade in the credit enhancer could affect the value of the Municipal Security.

If the IRS determines that an issuer of a Municipal Security has not complied with applicable tax requirements, interest from the security could be treated as taxable, which could result in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on Municipal Securities or otherwise adversely affect the current federal or state tax status of Municipal Securities.

A Fund may invest in taxable municipal securities, including taxable municipal bonds. Taxable municipal securities are debt securities issued by or on behalf of states and their political subdivisions, the District of Columbia, and possessions of the United States, the interest on which is not exempt from federal income tax.

Investment Grade Debt Obligations. Each Fund (except for Invesco Floating Rate Fund) may invest in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks and U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Debt obligations include, among others, bonds, notes, debentures and variable rate demand notes.

The Adviser considers investment grade securities to include: (i) securities rated BBB-or higher by S&P or Baa3 or higher by Moody’s or an equivalent rating by another NRSRO, (ii) securities with comparable short-term NRSRO ratings or (iii) unrated securities determined by the Adviser to be of

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comparable quality, each at the time of purchase. The descriptions of debt securities ratings may be found in Appendix A.

In choosing corporate debt securities on behalf of a Fund, portfolio managers may consider:

(i)	general economic and financial conditions;

(ii)	the specific issuer’s (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer’s country; and,

(iii)	other considerations deemed appropriate.

Debt securities are subject to a variety of risks, such as interest rate risk, income risk, prepayment risk, inflation risk, credit risk, currency risk and default risk.

Non-Investment Grade Debt Obligations (Junk Bonds). Invesco Short Duration High Yield Municipal Fund, Invesco Core Plus Bond Fund, Invesco Floating Rate Fund, Invesco Global Real Estate Income Fund and Invesco Strategic Real Return Fund may invest in lower-rated or non-rated debt securities commonly known as junk bonds.

Bonds rated below investment grade (as defined above in “Investment Grade Debt Obligations”) are commonly known as “junk bonds.” Analysis of the creditworthiness of junk bond issuers is more complex than that of investment-grade issuers and the success of a Fund’s adviser in managing these decisions is more dependent upon its own credit analysis than is the case with investment-grade bonds. Descriptions of debt securities ratings are found in Appendix A.

The capacity of junk bonds to pay interest and repay principal is considered speculative. While junk bonds may provide an opportunity for greater income and gains, they are subject to greater risks than higher-rated debt securities. The prices of and yields on junk bonds may fluctuate to a greater extent than those of higher-rated debt securities. Junk bonds are generally more sensitive to individual issuer developments, economic conditions and regulatory changes than higher-rated bonds. Issuers of junk bonds are often smaller, less-seasoned companies or companies that are highly leveraged with more traditional methods of financing unavailable to them. Junk bonds are generally at a higher risk of default because such issues are often unsecured or otherwise subordinated to claims of the issuer’s other creditors. If a junk bond issuer defaults, a Fund may incur additional expenses to seek recovery. The secondary markets in which junk bonds are traded may be thin and less liquid than the market for higher-rated debt securities and a Fund may have difficulty selling certain junk bonds at the desired time and price. Less liquidity in secondary trading markets could adversely affect the price at which a Fund could sell a particular junk bond, and could cause large fluctuations in the net asset value of that Fund’s shares. The lack of a liquid secondary market may also make it more difficult for a Fund to obtain accurate market quotations in valuing junk bond assets and elements of judgment may play a greater role in the valuation.

Loans, Loan Participations and Assignments. Invesco Core Plus Bond Fund may invest, subject to an overall 15% limit on loans, in loan participations or assignments. Invesco Short Duration High Yield Municipal Fund and Invesco Strategic Real Return Fund may invest in loan participations or assignments.

Loans and loan participations are interests in amounts owed by a corporate, governmental, or other borrowers to another party. They may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services, or to other parties. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, a Fund will be subject to the credit risk of both the borrower and the lender that is selling the

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participation. In the event of the insolvency of the lender selling a participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

When a Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In addition, if the loan is foreclosed, a Fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral.

Investments in loans, loan participations and assignments present the possibility that a Fund could be held liable as a co-lender under emerging legal theories of lender liability. A Fund anticipates that loans, loan participations and assignments could be sold only to a limited number of institutional investors. If there is no active secondary market for a loan, it may be more difficult to sell the interests in such a loan at a price that is acceptable or to even obtain pricing information. In addition, some loans, loan participations and assignments may not be rated by major rating agencies. Loans held by a Fund might not be considered securities for purposes of the Securities Act of 1933, as amended (the 1933 Act) or the Securities Exchange Act of 1934, as amended and therefore a risk exists that purchasers, such as the Fund, may not be entitled to rely on the anti-fraud provisions of those Acts.

Public Bank Loans. Invesco Short Duration High Yield Municipal Fund may invest in public bank loans. Public bank loans are privately negotiated loans for which information about the issuer has been made publicly available. Public loans are made by banks or other financial institutions, and may be rated investment grade (as defined above in “Investment Grade Debt Obligations”) or below investment grade. However, public bank loans are not registered under the 1933 Act, and are not publicly traded. They usually are second lien loans normally lower in priority of payment to senior loans, but have seniority in a company’s capital structure to other claims, such as subordinated corporate bonds or publicly-issued equity so that in the event of bankruptcy or liquidation, the company is required to pay down these second lien loans prior to such other lower-ranked claims on their assets. Bank loans normally pay floating rates that reset frequently, and as a result, protect investors from increases in interest rates.

Bank loans generally are negotiated between a borrower and several financial institutional lenders represented by one or more lenders acting as agent of all the lenders. The agent is responsible for negotiating the loan agreement that establishes the terms and conditions of the loan and the rights of the borrower and the lenders, monitoring any collateral, and collecting principal and interest on the loan. By investing in a loan, the Fund becomes a member of a syndicate of lenders. Certain bank loans are illiquid, meaning the Fund may not be able to sell them quickly at a fair price. Illiquid securities are also difficult to value. To the extent a bank loan has been deemed illiquid, it will be subject to the Fund’s restrictions on investment in illiquid securities. The secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Bank loans are subject to the risk of default. Default in the payment of interest or principal on a loan will result in a reduction of income to the Fund, a reduction in the value of the loan, and a potential decrease in the Fund’s net asset value. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. Bank loans are subject to the risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments. As discussed above, however, because bank loans reside higher in the capital structure than high yield bonds, default losses have been historically lower in the bank loan market. Bank loans that are rated below investment grade share the same risks of other below investment grade securities.

Structured Notes and Indexed Securities. Each Fund may invest in structured notes or other indexed securities.

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Structured notes are derivative debt instruments, the interest rate or principal of which is linked to currencies, interest rates, commodities, indices or other financial indicators (reference instruments). Indexed securities may include structured notes and other securities wherein the interest rate or principal is determined by a reference instrument.

Most structured notes and indexed securities are fixed-income securities that have maturities of three years or less. The interest rate or the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared with a fixed interest rate. The reference instrument need not be related to the terms of the indexed security. Structured notes and indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument or to one or more options on the underlying reference instrument.

Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. In addition to the credit risk of the structured note or indexed security’s issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Further, in the case of certain structured notes or indexed securities in which the interest rate, or exchange rate in the case of currency, is linked to a reference instrument, the rate may be increased or decreased or the terms may provide that, under certain circumstances, the principal amount payable on maturity may be reduced to zero resulting in a loss to a Fund.

Senior Secured Floating Rate Securities. The Funds may invest in senior secured floating rate loans and senior secured floating rate debt instruments made to or issued by borrowers (which may include U.S. and non-U.S. companies) that (i) have variable rates which adjust to a base rate, such as London Interbank Offered Rate (LIBOR), on set dates, typically every 30 days but not to exceed one year; and/or (ii) have interest rates that float at a margin above a generally recognized base lending rate such as the Prime Rate of a designated U.S. bank.

Floating Rate Corporate Loans and Corporate Debt Securities. Invesco Floating Rate Fund, Invesco Short Duration High Yield Municipal Fund and Invesco Strategic Real Return Fund may invest in floating rate corporate loans and corporate debt securities. Floating rate loans consist generally of obligations of companies and other entities (collectively, borrower) incurred for the purpose of reorganizing the assets and liabilities of a borrower; acquiring another company; taking over control of a company (leveraged buyout); temporary refinancing; or financing internal growth or other general business purposes. Floating rate loans are often obligations of borrowers who have incurred a significant percentage of debt compared to equity issued and thus are highly leveraged.

Floating rate loans may include both term loans, which are generally fully funded at the time of a Fund’s investment, and revolving loans, which may require the Fund to make additional investments in the loans as required under the terms of the loan agreement. A revolving credit loan agreement may require a Fund to increase its investment in a loan at a time when the Fund might not otherwise have done so, even if the borrower’s condition makes it unlikely that the loan will be repaid.

A floating rate loan is generally offered as part of a lending syndicate to banks and other financial institutions and is administered in accordance with the terms of the loan agreement by an agent bank who is responsible for collection of principal and interest and fee payments from the borrower and apportioning those payments to all lenders who are parties to the agreement. Typically, the agent is given broad discretion to enforce the loan agreement and is compensated by the borrower for its services.

Floating rate loans may be acquired by direct investment as a lender at the inception of the loan or by assignment of a portion of a floating rate loan previously made to a different lender or by purchase

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of a participation interest. If a Fund makes a direct investment in a loan as one of the lenders, it generally acquires the loan at par. This means a Fund receives a return at the full interest rate for the loan. If a Fund acquires its interest in loans in the secondary market or acquires a participation interest, the loans may be purchased or sold above, at, or below par, which can result in a yield that is below, equal to, or above the stated interest rate of the loan. At times, a Fund may be able to invest in floating rate loans only through assignments or participations.

A participation interest represents a fractional interest in a floating rate loan held by the lender selling a Fund the participation interest. In the case of participations, a Fund will not have any direct contractual relationship with the borrower. The Fund’s rights to consent to modifications of the loan are limited and it is dependent upon the participating lender to enforce the Fund’s rights upon a default.

A Fund may be subject to the credit of both the agent and the lender from whom the Fund acquires a participation interest. Invesco Floating Rate Fund will invest in participation interests only if, at the time of investment, the outstanding debt obligations of the agent bank and any lenders or participants interposed between the borrower and the Fund are investment grade, i.e. rated BBB, A-3 or higher by S&P or Baa, P-3 or higher by Moody’s, or if unrated, deemed by Invesco and/or the Sub-Advisers to be of comparable quality. A description of S&P’s and Moody’s ratings is included as Appendix A. These credit risks may include delay in receiving payments of principal and interest paid by the borrower to the agent or, in the case of a participation, offsets by the lender’s regulator against payments received from the borrower. In the event of the borrower’s bankruptcy, the borrower’s obligation to repay the floating rate loan may be subject to defenses that the borrower can assert as a result of improper conduct by the agent.

Historically, floating rate loans have not been registered with the SEC or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific floating rate loan has been historically less extensive than if the floating rate loan were registered or exchange traded.

Floating rate debt securities are typically in the form of notes or bonds issued in public or private placements in the securities markets. Floating rate debt securities will typically have substantially similar terms to floating rate loans, but will not be in the form of participations or assignments.

The floating rate loans and debt securities in which a Fund invests will, in most instances be secured and senior to other indebtedness of the borrower. Each floating rate loan and debt security will generally be secured by collateral such as accounts receivable, inventory, equipment, real estate, intangible assets such as trademarks, copyrights and patents, and securities of subsidiaries or affiliates. The value of the collateral generally will be determined by reference to financial statements of the borrower, by an independent appraisal, by obtaining the market value of such collateral, in the case of cash or securities if readily ascertainable, or by other customary valuation techniques considered appropriate by Invesco and/or the Sub-Advisers. The value of collateral may decline after a Fund’s investment, and collateral may be difficult to sell in the event of default. Consequently, a Fund may not receive all the payments to which it is entitled. Up to 20% of the Invesco Floating Rate Fund’s assets may be invested in unsecured floating rate loans and debt securities or subordinated floating rate loans and debt securities, which may or may not be secured. If the borrower defaults on an unsecured loan or security, there is no specific collateral on which the lender can foreclose. If the borrower defaults on a subordinated loan or security, the collateral may not be sufficient to cover both the senior and subordinated loans and securities.

Most borrowers pay their debts from cash flow generated by their businesses. If a borrower’s cash flow is insufficient to pay its debts, it may attempt to restructure its debts rather than sell collateral. Borrowers may try to restructure their debts by filing for protection under the federal bankruptcy laws or negotiating a work-out. If a borrower becomes involved in a bankruptcy proceeding, access to collateral may be limited by bankruptcy and other laws. If a court decides that access to collateral is limited or voidable, a Fund may not recover the full amount of principal and interest that is due.

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A borrower must comply with certain restrictive covenants contained in the loan agreement or indenture (in the case of floating rate debt securities). In addition to requiring the scheduled payment of principal and interest, these covenants may include restrictions on the payment of dividends and other distributions to the borrower’s shareholders, provisions requiring compliance with specific financial ratios, and limits on total indebtedness. The agreement may also require the prepayment of the floating rate loans or debt securities from excess cash flow. A breach of a covenant that is not waived by the agent (or lenders directly) is normally an event of default, which provides the agent and lenders the right to call for repayment of the outstanding floating rate loan or debt security.

Purchasers of floating rate loans may receive and/or pay certain fees. These fees are in addition to interest payments and may include commitment fees, facility fees, and prepayment penalty fees. When a Fund buys a floating rate loan, it may receive a facility fee, and when it sells a floating rate loan, it may pay an assignment fee.

It is expected that the majority of floating rate loans and debt securities will have stated maturities of three to ten years. However, because floating rate loans and debt securities are frequently prepaid, it is expected that the average maturity will be three to five years. The degree to which borrowers prepay floating rate loans and debt securities, whether as a contractual requirement or at the borrower’s election, may be affected by general business conditions, the borrower’s financial condition and competitive conditions among lenders. Prepayments cannot be predicted with accuracy. Prepayments may result in a Fund’s investing in floating rate loans and debt securities with lower yields.

U.S. Corporate Debt Obligations. Invesco Short Duration High Yield Municipal Fund may invest in U.S. corporation debt obligations. Corporate debt obligations in which the Fund may invest are debt obligations issued or guaranteed by corporations that are denominated in U.S. dollars. Such investments may include, among others, commercial paper, bonds, notes, debentures, variable rate demand notes, master notes, funding agreements and other short-term corporate instruments. Commercial paper consists of short-term promissory notes issued by corporations. Commercial paper may be traded in the secondary market after its issuance. Variable rate demand notes are securities with a variable interest which is readjusted on pre-established dates. Variable rate demand notes are subject to payment of principal and accrued interest (usually within seven days) on the Fund’s demand. Master notes are negotiated notes that permit the investment of fluctuating amounts of money at varying rates of interest pursuant to arrangements with issuers who meet the credit quality criteria of the Fund. The interest rate on a master note may fluctuate based upon changes in specified interest rates or be reset periodically according to a prescribed formula or may be a set rate. Although there is no secondary market in master notes, if such notes have a demand feature, the payee may demand payment of the principal amount of the note upon relatively short notice. Funding agreements are agreements between an insurance company and a fund covering underlying demand notes. Although there is no secondary market in funding agreements, if the underlying notes have a demand feature, the payee may demand payment of the principal amount of the note upon relatively short notice. Master notes and funding agreements are generally illiquid and therefore subject to the Fund’s percentage limitation for investments in illiquid securities.

Other Investments

Real Estate Investment Trusts (REITs). Invesco Core Plus Bond Fund may invest up to 15% of its net assets in equity interests and/or debt obligations issued by REITs. Invesco Low Volatility Equity Yield Fund is not subject to such 15% limitation. Invesco Global Real Estate Income Fund may invest all of its total assets in equity securities (common stock, preferred stock and convertible preferred stock) and/or debt securities and convertible debt securities issued by REITs. Invesco Short Duration High yield Municipal Fund and Invesco Strategic Real Return Fund may invest in equity and/or debt obligations issued by REITs.

REITs are trusts that sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States or both. Equity REITs invest the majority

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of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

Investments in REITs may be subject to many of the same risks as direct investments in real estate. These risks include difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, heavy cash flow dependency and increases in interest rates. To the extent that a Fund invests in REITs, the Fund could conceivably own real estate directly as a result of a default on the REIT interests or obligations it owns.

In addition to the risks of direct real estate investment described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. REITs are also subject to the following risks: they are dependent upon management skill and on cash flows; are not diversified; are subject to defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act; and are subject to interest rate risk. A Fund that invests in REITs will bear a proportionate share of the expenses of the REITs.

Furthermore, for tax reasons, a REIT may impose limits on how much of its securities any one investor may own. These ownership limitations (also called “excess share provisions”) may be based on ownership of securities by multiple funds and accounts managed by the same investment adviser and typically result in adverse consequences (such as automatic divesture of voting and dividend rights for shares that exceed the excess share provision) to investors who exceed the limit. A REIT’s excess share provision may result in a Fund being unable to purchase (or otherwise obtain economic exposure to) the desired amounts of certain REITs. In some circumstances, a Fund may seek and obtain a waiver from a REIT to exceed the REIT’s ownership limitations without being subject to the adverse consequences of exceeding such limit were a waiver not obtained, provided that the Fund complies with the provisions of the waiver.

Initial Public Offerings. The Funds except Invesco Short Duration High Yield Municipal Fund may invest in securities of companies in initial public offerings (IPOs).

IPOs of securities issued by unseasoned companies with little or no operating history are risky and their prices are highly volatile, but they can result in very large gains in their initial trading. Attractive IPOs are often oversubscribed and may not be available to a Fund, or only in very limited quantities. Thus, when a Fund’s size is smaller, any gains from IPOs will have an exaggerated impact on the Fund’s reported performance than when the Fund is larger. A Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. There can be no assurance that a Fund will have favorable IPO investment opportunities.

Other Investment Companies. Unless otherwise indicated in this SAI or a Fund’s Prospectus, each Fund may purchase shares of other investment companies, including ETFs. For each Fund, the 1940 Act imposes the following restrictions on investments in other investment companies: (i) a Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) a Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) a Fund may not invest more than 10% of its total assets in securities issued by other investment companies. The 1940 Act and related rules provide certain exemptions from these restrictions. For example, under certain conditions, a Fund may acquire an unlimited amount of shares of mutual funds that are part of the same group of investment companies as the acquiring fund. In addition, these restrictions do not apply to investments by the Funds in investment companies that are money market funds, including money market funds that have Invesco or an affiliate of Invesco as an investment adviser (the Affiliated Money Market Funds).

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When a Fund purchases shares of another investment company, including an Affiliated Money Market Fund, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company and will be subject to the risks associated with the portfolio investments of the underlying investment company.

Limited Partnerships. Invesco Short Duration High Yield Municipal Fund may invest in limited partnerships. A limited partnership interest entitles the Fund to participate in the investment return of the partnership’s assets as defined by the agreement among the partners. As a limited partner, the Fund generally is not permitted to participate in the management of the partnership. However, unlike a general partner whose liability is not limited, a limited partner’s liability generally is limited to the amount of its commitment to the partnership.

Master Limited Partnerships (MLPs). Invesco Short Duration High Yield Municipal Fund may invest in MLPs. Operating earnings flow directly to the unitholders of MLPs in the form of cash distributions. Although the characteristics of MLPs closely resemble a traditional limited partnership, a major difference is that MLPs may trade on a public exchange or in the OTC market. The ability to trade on a public exchange or in the OTC market provides a certain amount of liquidity not found in many limited partnership investments. Operating earnings flow directly to the unitholders of MLPs in the form of cash distributions.

The risks of investing in an MLP are similar to those of investing in a partnership and include less restrictive governance and regulation, and therefore less protection for the MLP investor, than investors in a corporation. Additional risks include those risks traditionally associated with investing in the particular industry or industries in which the MLP invests.

Defaulted Securities. Invesco Core Plus Bond Fund, Invesco Floating Rate Fund, Invesco Global Real Estate Income Fund, Invesco Short Duration High Yield Municipal Fund and Invesco Strategic Real Return Fund may invest in defaulted securities.

Defaulted securities are debt securities on which the issuer is not currently making interest payments. In order to enforce its rights in defaulted securities, a Fund may be required to participate in legal proceedings or take possession of and manage assets securing the issuer’s obligations on the defaulted securities. This could increase a Fund’s operating expenses and adversely affect its net asset value. Risks in defaulted securities may be considerably higher as they are generally unsecured and subordinated to other creditors of the issuer. Any investments by a Fund in defaulted securities will also be considered illiquid securities subject to the limitations described herein, unless Invesco and/or the Sub-Advisers determines that such defaulted securities are liquid under guidelines adopted by the Board.

Variable or Floating Rate Instruments. Invesco Floating Rate Fund, Invesco Core Plus Bond Fund, Invesco Global Real Estate Income Fund, Invesco Short Duration High Yield Municipal Fund and Invesco Strategic Real Return Fund may invest in variable or floating rate instruments.

Variable or floating rate instruments are securities that provide for a periodic adjustment in the interest rate paid on the obligation. The interest rates for securities with variable interest rates are readjusted on set dates (such as the last day of the month or calendar quarter) and the interest rates for securities with floating rates are reset whenever a specified interest rate change occurs. Variable or floating interest rates generally reduce changes in the market price of securities from their original purchase price because, upon readjustment, such rates approximate market rates. Accordingly, as market interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable or floating rate securities than for fixed rate obligations. Many securities with variable or floating interest rates have a demand feature allowing a Fund to demand payment of principal and accrued interest prior to its maturity. The terms of such demand instruments require payment of principal and accrued interest by the issuer, a guarantor, and/or a liquidity provider. All variable or floating rate instruments will meet the applicable rating standards of the Funds. A Fund’s Adviser, or Sub-Adviser, as applicable, may determine that an unrated floating rate or variable rate demand obligation meets the

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Fund’s rating standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those rating standards.

Zero-Coupon and Pay-in-Kind Securities. Invesco Core Plus Bond Fund, Invesco Global Real Estate Income Fund, Invesco Short Duration High Yield Municipal Fund and Invesco Strategic Real Return Fund may invest in zero-coupon or pay-in-kind securities.

Zero-coupon securities do not pay interest or principal until final maturity, unlike debt securities that traditionally provide periodic payments of interest (referred to as a coupon payment). Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Zero coupon and pay-in-kind securities may be subject to greater fluctuation in value and lower liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods. Investors may purchase zero coupon and pay-in-kind securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents “original issue discount” on the security.

Participation Notes. Invesco Core Plus Bond Fund, Invesco Floating Rate Fund, Invesco Global Real Estate Income Fund, Invesco Short Duration High Yield Municipal Fund and Invesco Strategic Real Return Fund may invest in participation notes. Participation notes, also known as participation certificates, are issued by banks or broker-dealers and are designed to replicate the performance of foreign companies or foreign securities markets and can be used by a Fund as an alternative means to access the securities market of a country. Participation notes are generally traded OTC. The performance results of participation notes will not replicate exactly the performance of the foreign company or foreign securities market that they seek to replicate due to transaction and other expenses. Investments in participation notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities market that they seek to replicate. In addition, participation notes are subject to counterparty risk, currency risk, and reinvestment risk. Counterparty risk is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with a Fund. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a Fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participation note against the issuer of the underlying assets. Additionally, there is a currency risk since the dollar value of a Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and (a) the currencies in which the notes are denominated, such as euro denominated participation notes, and (b) the currency of the country in which a foreign company sits. Also, there is a reinvestment risk because the amounts from the note may be reinvested in a less valuable investment when the note matures.

Premium Securities. The Funds may invest in premium securities. Premium securities are securities bearing coupon rates higher than the then prevailing market rates.

Premium securities are typically purchased at a “premium”, in other words, at a price greater than the principal amount payable on maturity. A Fund will not amortize the premium paid for such securities in calculating its net investment income. As a result, in such cases the purchase of premium securities provides a Fund a higher level of investment income distributable to shareholders on a current basis than if a Fund purchased securities bearing current market rates of interest. However, the yield on these securities would remain at the current market rate. If securities purchased by a Fund at a premium are called or sold prior to maturity, a Fund will realize a loss to the extent the call or sale price is less than the purchase price. Additionally, a Fund will realize a loss of principal if it holds such securities to maturity.

Stripped Income Securities. The Funds may invest in stripped income securities.

Stripped Income Securities are obligations representing an interest in all or a portion of the income or principal components of an underlying or related security, a pool of securities, or other assets. Stripped income securities may be partially stripped so that each class receives some interest and some

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principal. However, they may be completely stripped, where one class will receive all of the interest (the interest only class or the IO class), while the other class will receive all of the principal (the principal-only class or the PO class).

The market values of stripped income securities tend to be more volatile in response to changes in interest rates than are conventional income securities. In the case of mortgage-backed stripped income securities, the yields to maturity of IOs and POs may be very sensitive to principal repayments (including prepayments) on the underlying mortgages resulting in a Fund being unable to recoup its initial investment or resulting in a less than anticipated yield. The market for stripped income securities may be limited, making it difficult for a Fund to dispose of its holding at an acceptable price.

Privatizations. The Funds may invest in privatizations.

The governments of certain foreign countries have, to varying degrees, embarked on privatization programs to sell part or all of their interests in government owned or controlled companies or enterprises (privatizations). A Fund’s investments in such privatizations may include: (i) privately negotiated investments in a government owned or controlled company or enterprise; (ii) investments in the initial offering of equity securities of a government owned or controlled company or enterprise; and (iii) investments in the securities of a government owned or controlled company or enterprise following its initial equity offering.

In certain foreign countries, the ability of foreign entities such as a Fund to participate in privatizations may be limited by local law, or the terms on which a Fund may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that foreign governments will continue to sell companies and enterprises currently owned or controlled by them, that privatization programs will be successful, or that foreign governments will not re-nationalize companies or enterprises that have been privatized. If large blocks of these enterprises are held by a small group of stockholders the sale of all or some portion of these blocks could have an adverse effect on the price.

Investment Techniques

Forward Commitments, When-Issued and Delayed Delivery Securities. Each Fund may purchase or sell securities on a forward commitment, when-issued or delayed-delivery basis.

Securities purchased or sold on a forward commitment, when-issued or delayed-delivery basis involve delivery and payment that take place in the future after the date of the commitment to purchase or sell the securities at a pre-determined price and/or yield. Settlement of such transactions normally occurs a month or more after the purchase or sale commitment is made. Typically, no interest accrues to the purchaser until the security is delivered. Forward commitments also include “To be announced” (TBA) synthetic securities, which are contracts for the purchase or sale of mortgage-backed securities to be delivered at a future agreed upon date, whereby the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. A Fund may also enter into buy/sell back transactions (a form of delayed delivery agreement). In a buy/sell back transaction, a Fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date. Although a Fund generally intends to acquire or dispose of securities on a forward commitment, when-issued or delayed delivery basis, a Fund may sell these securities or its commitment before the settlement date if deemed advisable.

When purchasing a security on a forward commitment, when-issued or delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuation, and takes such fluctuations into account when determining its net asset value. Securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Accordingly, securities acquired on such a basis may expose a Fund to risks because they may experience such fluctuations prior to actual delivery. Purchasing

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securities on a forward commitment, when-issued or delayed delivery basis may involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.

Many forward commitments, when-issued and delayed delivery transactions, including TBAs, are also subject to the risk that a counterparty may become bankrupt or otherwise fail to perform its obligations due to financial difficulties, including making payments or fulfilling obligations to a Fund. A Fund may obtain no or only limited recovery in a bankruptcy or other organizational proceedings, and any recovery may be significantly delayed. With respect to forward settling TBA transactions involving U.S. Government agency mortgage-backed securities, the counterparty risk may be mitigated by the recently adopted requirement that counterparties exchange variation margin on a regular basis as the market value of the deliverable security fluctuates.

Investment in these types of securities may increase the possibility that a Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor its commitment. Until the settlement date, a Fund will segregate liquid assets of a dollar value sufficient at all times to make payment for the forward commitment, when-issued or delayed delivery transactions. Such segregated liquid assets will be marked-to-market daily, and the amount segregated will be increased if necessary to maintain adequate coverage of the delayed delivery commitments. No additional forward, when-issued or delayed delivery commitments will be made by a Fund if, as a result, more than 25% of the Fund’s total assets would become so committed. The delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of a Fund and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery securities is a liability of a Fund until settlement. TBA transactions and transactions in other forward-settling mortgage-backed securities are effected pursuant to a collateral agreement with the seller. A Fund provides to the seller collateral consisting of cash or liquid securities in an amount as specified by the agreement upon initiation of the transaction. A Fund will make payments throughout the term of the transaction as collateral values fluctuate to maintain full collateralization for the term of the transaction. Collateral will be marked-to-market every business day. If the seller defaults on the transaction or declares bankruptcy or insolvency, a Fund might incur expenses in enforcing its rights, or the Fund might experience delay and costs in recovering collateral or may suffer a loss of principal and interest if the value of the collateral declines. In these situations, a Fund will be subject to greater risk that the value of the collateral will decline before it is recovered or, in some circumstances, the Fund may not be able to recover the collateral, and the Fund will experience a loss.

Short Sales. The Funds (except for Invesco Floating Rate Fund and Invesco Global Real Estate Income Fund) do not currently intend to engage in short sales of securities other than short sales of securities that a Fund owns or has the right to obtain (short sales against the box).

A short sale involves the sale of a security which a Fund does not own in the hope of purchasing the same security at a later date at a lower price. To make delivery to the buyer, a Fund must borrow the security from a broker. A Fund normally closes a short sale by purchasing an equivalent number of shares of the borrowed security on the open market and delivering them to the broker. A short sale is typically affected when the Adviser believes that the price of a particular security will decline. Open short positions using options, futures, swaps or forward foreign currency contracts are not deemed to constitute selling securities short.

To secure its obligation to deliver the securities sold short to the broker, a Fund will be required to deposit cash or liquid securities with the broker. In addition, a Fund may have to pay a premium to borrow the securities, and while the loan of the security sold short is outstanding, the Fund is required to pay to the broker the amount of any dividends paid on shares sold short. In addition to maintaining collateral with the broker, a Fund will earmark or segregate an amount of cash or liquid securities equal to the difference, if any, between the current market value of the securities sold short and any cash or liquid securities deposited as collateral with the broker-dealer in connection with the short sale. The collateral will be marked to market daily. The amounts deposited with the broker or segregated with the custodian do not have the effect of limiting the amount of money that a Fund may lose on a short sale. Short sale

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transactions covered in this manner are not considered senior securities and are not subject to a Fund’s fundamental investment limitations on senior securities and borrowings.

Short positions create a risk that a Fund will be required to cover them by buying the security at a time when the security has appreciated in value, thus resulting in a loss to the Fund. A short position in a security poses more risk than holding the same security long. Because a short position loses value as the security’s price increases, the loss on a short sale is theoretically unlimited. The loss on a long position is limited to what a Fund originally paid for the security together with any transaction costs. A Fund may not always be able to borrow a security the Fund seeks to sell short at a particular time or at an acceptable price. It is possible that the market value of the securities a Fund holds in long positions will decline at the same time that the market value of the securities the Fund has sold short increases, thereby increasing the Fund’s potential volatility. A Fund will incur transaction costs including interest expenses, in connection with opening, maintaining, and closing short sales against the box. Because a Fund may be required to pay dividends, interest, premiums and other expenses in connection with a short sale, any benefit for the Fund resulting from the short sale will be decreased, and the amount of any ultimate gain or loss will be decreased or increased, respectively, by the amount of such expenses.

Invesco Global Real Estate Income Fund is permitted and intends from time to time to effect short sales that are not “against the box.” In a short sale that is not “against the box”, Invesco Global Real Estate Income Fund does not own the security borrowed. To secure its obligation to deliver to such broker-dealer the securities sold short, Invesco Global Real Estate Income Fund must segregate an amount of cash or liquid securities equal to the difference between the current market value of the securities sold short and any cash or liquid securities deposited as collateral with the broker in connection with the short sale (including the proceeds of the short sale). The amounts deposited with the broker or segregated with the custodian do not have the effect of limiting the amount of money that the Funds may lose on a short sale. In a short sale that is not “against the box”, Invesco Global Real Estate Income Fund will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short.

Invesco Global Real Estate Income Fund will realize a gain if the price of a security declines between the date of the short sale and the date on which the Fund replaces the borrowed security. On the other hand, the Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased and the amount of any loss increased by any premium or interest that the Fund may be required to pay in connection with a short sale. It should be noted that possible losses from short sales that are not “against the box” differ from those that could arise from a cash investment in a security in that losses from short sales that are not “against the box” may be limitless, while the losses from a cash investment in a security cannot exceed the total amount of the Fund’s investment in the security. For example, if the Fund purchases a $10 security, potential loss is limited to $10; however, if the Fund sells a $10 security short, it may have to purchase the security for return to the broker-dealer when the market value of that security is $50, thereby incurring a loss of $40.

The Funds may enter into short sales against the box. Short sales against the box are short sales of securities that a Fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If a Fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. A Fund will incur transaction costs including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

Short sales against the box result in a “constructive sale” and require a Fund to recognize any taxable gain unless an exception to the constructive sale applies. See “Dividends, Distributions and Tax Matters – Tax Matters-Tax Treatment of Portfolio Transactions – Options, futures, forward contracts, swap agreements and hedging transactions.”

Margin Transactions. None of the Funds will purchase any security on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales

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of portfolio securities. The payment by a Fund of initial or variation margin in connection with futures, swaps or related options transactions and the use of a reverse repurchase agreement to finance the purchase of a security will not be considered the purchase of a security on margin.

Interfund Loans. The SEC has issued an exemptive order permitting the Invesco Funds to borrow money from and lend money to each other for temporary or emergency purposes. The Invesco Funds’ interfund lending program is subject to a number of conditions, including the requirements that: (1) an interfund loan generally will occur only if the interest rate on the loan is more favorable to the borrowing fund than the interest rate typically available from a bank for a comparable transaction and the rate is more favorable to the lending fund than the rate available on overnight repurchase transactions; (2) an Invesco Fund may not lend more than 15% of its net assets through the program (measured at the time of the last loan); and (3) an Invesco Fund may not lend more than 5% of its net assets to another Invesco Fund through the program (measured at the time of the loan). A Fund may participate in the program only if and to the extent that such participation is consistent with the Fund’s investment objective and investment policies. Interfund loans have a maximum duration of seven days. Loans may be called with one day’s notice and may be repaid on any day.

Borrowing. The Funds may borrow money to the extent permitted under the 1940 Act Laws, Interpretations and Exemptions. Such borrowings may be utilized (i) for temporary or emergency purposes; (ii) in anticipation of or in response to adverse market conditions; or, (iii) for cash management purposes. Invesco Core Plus Bond Fund and Invesco Floating Rate Fund may also borrow money to purchase additional securities when Invesco or the Sub-Adviser deems it advantageous to do so. All borrowings are limited to an amount not exceeding 33 1/3% of a Fund’s total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed this amount will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation even if it is not advantageous to sell securities at that time.

If there are unusually heavy redemptions, a Fund may have to sell a portion of its investment portfolio at a time when it may not be advantageous to do so. Selling Fund securities under these circumstances may result in a lower net asset value per share or decreased dividend income, or both. Invesco and the Sub-Advisers believe that, in the event of abnormally heavy redemption requests, a Fund’s borrowing ability would help to mitigate any such effects and could make the forced sale of their portfolio securities less likely.

The ability of Invesco Core Plus Bond Fund and Invesco Floating Rate Fund to borrow money to purchase additional securities gives these Funds greater flexibility to purchase securities for investment or tax reasons and not to be dependent on cash flows. To the extent borrowing costs exceed the return on the additional investments, the return realized by a Fund’s shareholders will be adversely affected. A Fund’s borrowing to purchase additional securities creates an opportunity for a greater total return to the Fund, but, at the same time, increases exposure to losses. A Fund’s willingness to borrow money for investment purposes, and the amount it borrows depends upon many factors, including investment outlook, market conditions and interest rates. Successful use of borrowed money to purchase additional investments depends on Invesco’s or the Sub-Adviser’s ability to predict correctly interest rates and market movements; such a strategy may not be successful during any period in which it is employed.

The Funds may borrow from a bank, broker-dealer, or an Invesco Fund. Additionally, the Funds are permitted to temporarily carry a negative or overdrawn balance in their account with their custodian bank. To compensate the custodian bank for such overdrafts, the Funds may either (i) leave funds as a compensating balance in their account so the custodian bank can be compensated by earning interest on such funds; or (ii) compensate the custodian bank by paying it an agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets or when any borrowings from an Invesco Fund are outstanding.

Invesco Floating Rate Fund has entered into a committed, unsecured line of credit with a bank in the maximum aggregate principal amount of $500 million.

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Lending Portfolio Securities. Each Fund may lend its portfolio securities (principally to broker-dealers) to generate additional income. Such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Each Fund may lend portfolio securities to the extent of one-third of its total assets. A Fund will loan its securities only to parties that Invesco has determined are in good standing and when, in Invesco’s judgment, the income earned would justify the risks.

A Fund will not have the right to vote securities while they are on loan, but it can call a loan in anticipation of an important vote. A Fund would receive income in lieu of dividends on loaned securities and may, at the same time, generate income on the loan collateral or on the investment of any cash collateral.

If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a Fund could experience delays and costs in recovering securities loaned or gaining access to the collateral. If a Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to a Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly.

Any cash received as collateral for loaned securities will be invested, in accordance with a Fund’s investment guidelines, in short-term money market instruments or Affiliated Money Market Funds. Investing this cash subjects that investment to market appreciation or depreciation. For purposes of determining whether a Fund is complying with its investment policies, strategies and restrictions, the Fund will consider the loaned securities as assets of the Fund, but will not consider any collateral received as a Fund asset. A Fund will bear any loss on the investment of cash collateral.

For a discussion of tax considerations relating to lending portfolio securities, see “Dividends, Distributions and Tax Matters – Tax Matters – Tax Treatment of Portfolio Transactions – Securities Lending.”

Repurchase Agreements. Each Fund may engage in repurchase agreement transactions. Repurchase agreements are agreements under which a Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which is higher than the purchase price), thereby determining the yield during a Fund’s holding period. A Fund may enter into a “continuing contract” or “open” repurchase agreement under which the seller is under a continuing obligation to repurchase the underlying securities from the Fund on demand and the effective interest rate is negotiated on a daily basis.

In any repurchase transaction, collateral for a repurchase agreement may include cash items, obligations issued by the U.S. Government or its agencies or instrumentalities. A Fund may engage in repurchase agreements collateralized by securities that are rated investment grade and below investment grade by the requisite NRSROs or unrated securities of comparable quality, loan participations, and equities.

If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, a Fund might incur expenses in enforcing its rights, and could experience a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement, including interest. In addition, although the Bankruptcy Code and other insolvency laws may provide certain protections for some types of repurchase agreements, if the seller of a repurchase agreement should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the value of the underlying security declines.

The Funds may enter into repurchase agreements that involve securities that would be subject to a court “stay” in the event of the seller’s bankruptcy or insolvency. A “stay” will prevent a Fund from

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selling the securities it holds under a repurchase agreement until permitted by a court. In these situations a Fund will be subject to greater risk that the value of the securities will decline before they are sold, and that the Fund will experience a loss.

The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon. Custody of the securities will be maintained by a Fund’s custodian or sub-custodian for the duration of the agreement.

The Funds may invest their cash balances in joint accounts with other Invesco Funds for the purpose of investing in repurchase agreements with maturities not to exceed 60 days, and in certain other money market instruments with remaining maturities not to exceed 90 days. Repurchase agreements may be considered loans by a Fund under the 1940 Act.

Restricted and Illiquid Securities. Each Fund may invest up to 15% of its net assets in securities that are illiquid.

Illiquid securities are securities that cannot be disposed of within seven days in the normal course of business at approximately the price at which they are valued. Illiquid securities may include a wide variety of investments, such as: (1) repurchase agreements maturing in more than seven days (unless the agreements have demand/redemption features); (2) OTC options contracts and certain other derivatives (including certain swap agreements); (3) fixed time deposits that are not subject to prepayment or that provide for withdrawal penalties upon prepayment (other than overnight deposits); (4) loan interests and other direct debt instruments; (5) municipal lease obligations; (6) commercial paper issued pursuant to Section 4(2) of the 1933 Act; and (7) securities that are unregistered, that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act, or that are exempt from registration under the 1933 Act or otherwise restricted under the federal securities laws.

Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent a Fund from disposing of them promptly at reasonable prices. A Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations. A Fund’s difficulty valuing and selling illiquid securities may result in a loss or be costly to the Fund.

If a substantial market develops for a restricted security or other illiquid investment held by a Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Board. While Invesco monitors the liquidity of restricted securities on a daily basis, the Board oversees and retains ultimate responsibility for Invesco’s liquidity determinations. Invesco considers various factors when determining whether a security is liquid, including the frequency of trades, availability of quotations and number of dealers or qualified institutional buyers in the market.

Rule 144A Securities. The Funds may invest in Rule 144A securities. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as a Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. Invesco and/or Sub-Advisers, under the supervision of the Board, will consider whether securities purchased under Rule 144A are illiquid and thus subject to a Fund’s restriction on investment in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination Invesco and/or Sub-Advisers will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, Invesco and/or Sub-Advisers could consider the (i) frequency of trades and quotes; (ii) number of dealers and potential purchasers; (iii) dealer undertakings to make a market; and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Invesco and/or Sub-Advisers will also monitor the liquidity of Rule 144A securities and, if as a result of changed conditions, Invesco and/or Sub-Advisers determines that a Rule 144A security is no longer liquid, Invesco and/or Sub-Advisers will review a Fund’s holdings of illiquid securities to determine what, if

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any, action is required to assure that such Fund complies with its restriction on investment in illiquid securities. Investing in Rule 144A securities could increase the amount of a Fund’s investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

Reverse Repurchase Agreements. Invesco Core Plus Bond Fund, Invesco Global Real Estate Income Fund, Invesco Short Duration High Yield Municipal Fund and Invesco Strategic Real Return Fund may engage in reverse repurchase agreements.

Reverse repurchase agreements are agreements that involve the sale of securities held by a Fund to financial institutions such as banks and broker-dealers, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. During the reverse repurchase agreement period, the Fund continues to receive interest and principal payments on the securities sold. A Fund may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or (iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

Reverse repurchase agreements are a form of leverage and involve the risk that the market value of securities to be purchased by a Fund may decline below the price at which the Fund is obligated to repurchase the securities, or that the other party may default on its obligation, so that the Fund is delayed or prevented from completing the transaction. Leverage may make a Fund’s returns more volatile and increase the risk of loss. At the time a Fund enters into a reverse repurchase agreement, it will segregate, and maintain, liquid assets having a dollar value equal to the repurchase price, if specified, or the value of the proceeds received on any sale subject to repurchase plus accrued interest. This practice of segregating assets is referred to as “cover”. The liquidity of a Fund and its ability to meet redemption requests may be impaired to the extent that a substantial portion of the Fund’s otherwise liquid assets is used as a cover or pledged to the counterparty as collateral. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Reverse repurchase agreements may be considered borrowings by a Fund for purposes of the 1940 Act and, therefore, may be included in the Fund’s calculation of its 33 1/3% limitation on borrowing. See the section entitled “Borrowing” above.

Mortgage Dollar Rolls. Each Fund may engage in mortgage dollar rolls (a dollar roll).

A dollar roll is a type of transaction that involves the sale by a Fund of a mortgage-backed security to a financial institution such as a bank or broker-dealer, with an agreement that the Fund will repurchase a substantially similar (i.e., same type, coupon and maturity) security at an agreed upon price and date. The mortgage securities that are purchased will bear the same interest rate as those sold, but will generally be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase a Fund will not be entitled to receive interest or principal payments on the securities sold but is compensated for the difference between the current sales price and the forward price for the future purchase. In addition, cash proceeds of the sale may be invested in short-term instruments and the income from these investments, together with any additional fee income received on the sale, would generate income for a Fund. A Fund typically enters into a dollar roll transaction to enhance the Fund’s return either on an income or total return basis or to manage pre-payment risk.

Dollar roll transactions involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Dollar rolls may be considered borrowings by a Fund for

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purposes of the 1940 Act, and therefore, may be included in the Fund’s calculation of its 33 1/3% limitation on borrowing. See the section entitled “Borrowing”. At the time a Fund enters into a dollar roll transaction, a sufficient amount of assets held by the Fund will be segregated to meet the forward commitment.

Unless the benefits of the sale exceed the income, capital appreciation or gains on the securities sold as part of the dollar roll, the investment performance of a Fund will be less than what the performance would have been without the use of dollar rolls. The benefits of dollar rolls may depend upon the Adviser or Sub-Adviser’s ability to predict mortgage repayments and interest rates. There is no assurance that dollar rolls can be successfully employed.

Standby Commitments. Certain Funds may acquire securities that are subject to standby commitments from banks or other municipal securities dealers.

Under a standby commitment a bank or dealer would agree to purchase, at a Fund’s option, specified securities at a specified price. Standby commitments generally increase the cost of the acquisition of the underlying security, thereby reducing the yield. Standby commitments depend upon the issuer’s ability to fulfill its obligation upon demand. Although no definitive creditworthiness criteria are used for this purpose, Invesco reviews the creditworthiness of the banks and other municipal securities dealers from which the Funds obtain standby commitments in order to evaluate those risks.

Contracts for Difference. Invesco Short Duration High Yield Municipal Fund may invest in contracts for difference. A contract for difference (CFD) is a contract between two parties, buyer and seller, stipulating that the seller will pay to the buyer the difference between the nominal value of the underlying stock, stock basket or index at the opening of the contract and the stock’s, stock basket’s or index’s value at the close of the contract. The size of the contract and the contract’s expiration date are typically negotiated by the parties to the CFD transaction. CFDs enable the Fund to take long positions on an underlying stock, stock basket or index and thus potentially capture gains on movements in the share prices of the stock, stock basket or index without the need to own the underlying stock, stock basket or index. By entering into a CFD transaction, the Fund could incur losses because it would face many of the same types of risks as owning the underlying equity security directly. For example, the Fund might buy a position in a CFD and the contract value at the close of the transaction may be greater than the contract value at the opening of the transaction. This may be due to, among other factors, an increase in the market value of the underlying equity security. In such a situation, the Fund would have to pay the difference in value of the contract to the seller of the CFD. CFDs also carry counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty were to do so, the value of the contract, and of the Fund’s shares, may be reduced.

Entry into a CFD transaction may, in certain circumstances, require the payment of an initial margin, and adverse market movements against the underlying stock may require the buyer to make additional margin payments. CFDs may be considered illiquid by the SEC staff and subject to the limitations on illiquid investments. To the extent that there is an imperfect correlation between the return on the Fund’s obligation to its counterparty under the CFD and the return on related assets in its portfolio, the CFD transaction may increase such Fund’s financial risk. The Fund will not enter into a CFD transaction that is inconsistent with its investment objective, policies and strategies.

Derivatives

Each Fund may invest in derivatives. A derivative is a financial instrument whose value is dependent upon the value of other assets, rates or indices, referred to as underlying reference assets. These underlying reference assets may include commodities, stocks, bonds, interest rates, currency exchange rates or related indices. Derivatives include, among others, swaps, options, futures and forward foreign currency contracts. Some derivatives, such as futures and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as many types of swap agreements, are privately negotiated and entered in the OTC market. In addition, the Dodd-Frank Wall Street Reform

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and Consumer Protection Act of 2010 (the Dodd-Frank Act) and implementing rules now require certain types of swaps to be traded on public facilities and centrally cleared.

Derivatives may be used for “hedging,” which means that they may be used when the portfolio managers seek to protect a Fund’s investments from a decline in value, which could result from changes in interest rates, market prices, currency fluctuations and other market factors. Derivatives may also be used when the portfolio managers seek to increase liquidity, implement a tax or cash management strategy, invest in a particular stock, bond or segment of the market in a more efficient or less expensive way, modify the characteristics of a Fund’s portfolio investments, for example, duration, and/or to enhance return. However derivatives are used, their successful use is not assured and will depend upon, among other factors, the portfolio managers’ ability to predict and understand relevant market movements.

Because certain derivatives involve leverage, that is, the amount invested may be smaller than the full economic exposure of the derivative instrument and a Fund could lose more than it invested, federal securities laws, regulations and guidance may require the Fund to earmark assets to reduce the risks associated with derivatives or to otherwise hold instruments that offset the Fund’s current obligations under the derivatives instrument. This process is known as “cover.” A Fund will not enter into any derivative transaction unless it can comply with SEC guidance regarding cover, and, If SEC guidance so requires, a Fund will earmark cash or liquid assets with a value at least sufficient to cover its current obligations under a derivative transaction or otherwise “cover” the transaction in accordance with applicable SEC guidance. If a large portion of a Fund’s assets is used for cover, it could affect portfolio management or the Fund’s ability to meet redemption requests or other current obligations. The leverage involved in certain derivative transactions may result in a Fund’s net asset value being more sensitive to changes in the value of the related investment.

Commodity Exchange Act (CEA) Regulation and Exclusions:

With respect to the Funds, Invesco has claimed an exclusion from the definition of “commodity pool operator” (CPO) under the CEA and the rules of the CFTC and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, Invesco is relying upon a related exclusion from the definition of “commodity trading advisor” (CTA) under the CEA and the rules of the CFTC with respect to the Funds.

The terms of the CPO exclusion require each Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable forwards, as further described below. Because Invesco and the Funds intend to comply with the terms of the CPO exclusion, a Fund may, in the future, need to adjust its investment strategies, consistent with its investment objective(s), to limit its investments in these types of instruments. The Funds are not intended as vehicles for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved Invesco’s reliance on these exclusions, or these Funds, their investment strategies or this SAI.

Generally, the exclusion from CPO regulation on which Invesco relies requires each Fund to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish each Fund’s positions in commodity interests may not exceed 5% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of each Fund’s commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, each Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, a Fund can no longer satisfy these requirements, Invesco would withdraw its notice claiming an exclusion from the definition of a CPO, and Invesco would be subject to registration and regulation as a CPO with respect to the Fund, in accordance with the CFTC

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rules that allow for substituted compliance with CFTC disclosure and shareholder reporting requirements based on Invesco’s compliance with comparable SEC requirements. However, as a result of CFTC regulation with respect to the Fund, the Fund may incur additional compliance and other expenses.

General risks associated with derivatives:

The use by the Funds of derivatives may involve certain risks, as described below.

Counterparty Risk: The risk that the counterparty under a derivatives agreement will not live up to its obligations, including because of the counterparty’s bankruptcy or insolvency. Certain agreements may not contemplate delivery of collateral to support fully counterparty’s contractual obligation; therefore, a Fund might need to rely on contractual remedies to satisfy the counterparty’s full obligation. As with any contractual remedy, there is no guarantee that a Fund will be successful in pursuing such remedies, particularly in the event of the counterparty’s bankruptcy. The agreement may allow for netting of the counterparty’s obligations with respect to a specific transaction, in which case a Fund’s obligation or right will be the net amount owed to or by the counterparty. A Fund will not enter into a derivative transaction with any counterparty that Invesco and/or the Sub-Advisers believe does not have the financial resources to honor its obligations under the transaction. Invesco monitors the financial stability of counterparties. Where the obligations of the counterparty are guaranteed, Invesco monitors the financial stability of the guarantor instead of the counterparty. If a counterparty’s credit worthiness declines, the value of the derivatives would also likely decline, potentially resulting in losses to a Fund.

A Fund will not enter into a transaction with any single counterparty if the net amount owed or to be received under existing transactions under the agreements with that counterparty would exceed 5% of the Fund’s net assets determined on the date the transaction is entered into or as otherwise permitted by law.

Leverage Risk: Leverage exists when a Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction. A Fund segregates or earmarks assets or otherwise covers transactions that may give rise to leverage. Leverage may cause a Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of some derivatives may result in economic leverage, which does not result in the possibility of a Fund incurring obligations beyond its initial investment, but that nonetheless permits the Fund to gain exposure that is greater than would be the case in an unlevered instrument. The Funds do not segregate or otherwise cover investments in derivatives with economic leverage.

Liquidity Risk: The risk that a particular derivative is difficult to sell or liquidate. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses to a Fund.

Pricing Risk: The risk that the value of a particular derivative does not move in tandem or as otherwise expected relative to the corresponding underlying instruments.

Risks of Potential Increased Regulation of Derivatives: The regulation of derivatives is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which the Funds engage in derivative transactions, may limit or prevent a Fund from using or limit a

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Fund’s use of these instruments effectively as a part of its investment strategy, and could adversely affect a Fund’s ability to achieve its investment objective. Invesco will continue to monitor developments in the area, particularly to the extent regulatory changes affect a Fund’s ability to enter into desired swap agreements. New requirements, even if not directly applicable to a Fund, may increase the cost of a Fund’s investments and cost of doing business.

Regulatory Risk: The risk that a change in laws or regulations will materially impact a security or market.

Tax Risk: For a discussion of the tax considerations relating to derivative transactions, see “Dividends, Distributions and Tax Matters – Tax Matters – Tax Treatment of Portfolio Transactions.”

General risks of hedging strategies using derivatives:

The use by the Funds of hedging strategies involves special considerations and risks, as described below.

Successful use of hedging transactions depends upon Invesco’s and the Sub-Advisers’ ability to predict correctly the direction of changes in the value of the applicable markets and securities, contracts and/or currencies. While Invesco and the Sub-Advisers are experienced in the use of derivatives for hedging, there can be no assurance that any particular hedging strategy will succeed.

In a hedging transaction, there might be imperfect correlation, or even no correlation, between the price movements of an instrument used for hedging and the price movements of the investments being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. Investors should bear in mind that no Fund is obligated to actively engage in hedging. For example, a Fund may not have attempted to hedge its exposure to a particular foreign currency at a time when doing so might have avoided a loss.

Types of derivatives:

Swaps. Invesco Core Plus Bond Fund, Invesco Floating Rate Fund, Invesco Global Real Estate Income Fund, Invesco Short Duration High Yield Municipal Fund and Invesco Strategic Real Return Fund may enter into swap agreements.

Generally, swap agreements are contracts between a Fund and another party (the counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearing house that serves as a central counterparty (for a cleared swap). In a basic swap transaction, a Fund agrees with its counterparty to exchange the returns (or differentials in returns) and/or cash flows earned or realized on a particular asset such as an equity or debt security, commodity, currency, interest rate or index, calculated with respect to a “notional amount.” The notional amount is the set amount selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples of returns that may be exchanged in a swap agreement are those of a particular security, a particular fixed or variable interest rate, a particular foreign currency, or a “basket” of securities representing a particular index. Swap agreements can also be based on credit and other events. In some cases, such as cross currency

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swaps, the swap agreement may require delivery (exchange) of the entire notional value of one designated currency for another designated currency.

New swaps regulation. The Dodd-Frank Act and related regulatory developments have imposed comprehensive new regulatory requirements on swaps and swap market participants. The new regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements in swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps, and has completed most of its rules implementing the Dodd-Frank Act swap regulations. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits, but has not yet completed its rulemaking.

Uncleared swaps. In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. In the event that one party to the swap transaction defaults, and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the other. An early termination payment may be payable by either the defaulting party or the non-defaulting party, under certain circumstances, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination. Early termination payments may be calculated in various ways, but generally represent the amount that the “in–the-money” party would have to pay to replace the swap as of the date of its termination.

During the term of an uncleared swap, a Fund is usually required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if the swap were terminated on the date in question, including any early termination payments. Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty may be required to pledge cash or other assets to cover its obligations to a Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to a Fund, the amount pledged by the counterparty and available to the Fund may not be sufficient to cover all the amounts due to the Fund and the Fund may sustain a loss.

Currently, the Funds do not typically provide initial margin in connection with uncleared swaps. However, rules requiring both initial and variation margin to be posted by certain market participants for uncleared swaps have been adopted and will become effective as to various market participants over time. When these rules take effect with respect to the Funds, they may be required to post both initial margin and variation margin.

Uncleared swaps are not traded on exchanges. As a result, swap participants may not be as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, a Fund is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. The Fund risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency or bankruptcy by a swap counterparty. In such an event, the Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund’s rights as a creditor. If the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses.

Cleared Swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved

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with uncleared swaps. The Dodd-Frank Act and related regulatory developments will ultimately require the clearing and exchange-trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant, CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made these swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements.

In a cleared swap, a Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party’s FCM, which must be a member of the clearinghouse that serves as the central counterparty.

When a Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty and are typically calculated as an amount equal to the volatility in market value of the cleared swap over a fixed period, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by the Fund or may be received by the Fund in accordance with margin controls set for such accounts. If the value of the Fund’s cleared swap declines, the Fund will be required to make additional “variation margin” payments to the FCM to settle the change in value. Conversely, if the market value of the Fund’s position increases, the FCM will post additional “variation margin” to the Fund’s account. At the conclusion of the term of the swap agreement, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position, or the central counterparty in a swap contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

With cleared swaps, a Fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with a Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap transactions upon the occurrence of certain events, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Currently, depending on a number of factors, the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar uncleared swap. However, as noted above, regulators have adopted rules imposing margin requirements on uncleared swaps, which are likely to impose higher margin requirements.

Finally, a Fund is subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the Fund may be required to break the trade and make an early termination payment to the executing broker.

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CFTC rules require the trading and execution of cleared swaps on public trading facilities, which will occur for each category of cleared swaps once one or more trading facilities become accredited and make such category of swaps available to trade. Moving trading to an exchange-type system may increase market transparency and liquidity but may require a Fund to incur increased expenses to access the same types of swaps that it has used in the past. In addition, clearance of swaps may not immediately produce the expected benefits and could, in fact, decrease liquidity until the market becomes comfortable with the clearing process.

Commonly used swap agreements include:

Credit Default Swaps (CDS): Invesco Core Plus Bond Fund, Invesco Floating Rate Fund, Invesco Global Real Estate Income Fund, Invesco Short Duration High Yield Municipal Fund and Invesco Strategic Real Return Fund may enter into CDS. A CDS is an agreement between two parties where the first party agrees to make one or more payments to the second party, while the second party assumes the risk of certain defaults, generally a failure to pay or bankruptcy of the issuer on a referenced debt obligation. CDS transactions are typically individually negotiated and structured. A Fund may enter into CDS to create long or short exposure to domestic or foreign corporate debt securities or sovereign debt securities.

A Fund may buy a CDS (buy credit protection). In this transaction the Fund makes a stream of payments based on a fixed interest rate (the premium) over the life of the swap in exchange for counterparty (the seller) taking on the risk of default of a referenced debt obligation (the Reference Obligation). If a credit event occurs for the Reference Obligation, the Fund would cease making premium payments and it would deliver defaulted bonds to the seller. In return, the seller would pay the notional value of the Reference Obligation to the Fund. Alternatively, the two counterparties may agree to cash settlement in which the seller delivers to the Fund (buyer) the difference between the market value and the notional value of the Reference Obligation. If no event of default occurs, the Fund pays the fixed premium to the seller for the life of the contract, and no other exchange occurs.

Alternatively, a Fund may sell a CDS (sell credit protection). In this transaction the Fund will receive premium payments from the buyer in exchange for taking the risk of default of the Reference Obligation. If a credit event occurs for the Reference Obligation, the buyer would cease to make premium payments to the Fund and deliver the Reference Obligation to the Fund. In return, the Fund would pay the notional value of the Reference Obligation to the buyer. Alternatively, the two counterparties may agree to cash settlement in which the Fund would pay the buyer the difference between the market value and the notional value of the Reference Obligation. If no event of default occurs, the Fund receives the premium payments over the life of the contract, and no other exchange occurs.

Credit Default Index Swaps (CDX). A CDX is a swap on an index of CDS. CDX allow an investor to manage credit risk or to take a position on a basket of credit entities (such as CDS or CMBS) in a more efficient manner than transacting in single name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for payment of the notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. New series of CDX are issued on a regular basis. A Commercial Mortgage-Backed Index (CMBX) is a type of CDX made up of 25 tranches of commercial mortgage-backed securities (See “Debt Instruments – Mortgage-Backed and Asset-Backed Securities”) rather than CDS. Unlike other CDX contracts where credit events are intended to capture an event of default CMBX involves a pay-as-you-go (PAUG) settlement process designed to capture non-default events that affect the cash flow of the reference obligation. PAUG involves ongoing, two-way payments over the life of a contract between the buyer and the seller of protection and is designed to closely mirror the cash flow of a portfolio of cash commercial mortgage-backed securities.

Foreign Exchange Swaps: A foreign exchange swap involves an agreement between two parties to exchange two different currencies on a specific date at a fixed rate, and an agreement for the reverse exchange of those two currencies at a later date and at a fixed rate. Foreign exchange swaps were

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exempted from the definition of “swaps” by the U.S. Treasury and are therefore not subject to many rules under the CEA that apply to swaps, including the mandatory clearing requirement. They are also not considered “commodity interests” for purposes of CEA Regulation and Exclusions, discussed above. However, foreign exchange swaps nevertheless remain subject to the CFTC’s trade reporting requirements, enhanced anti-evasion authority, and strengthened business conduct standards.

Currency Swaps: A currency swap is an agreement between two parties to exchange periodic cash flows on a notional amount of two or more currencies based on the relative value differential between them. Currency swaps typically involve the delivery of the entire notional values of the two designated currencies. In such a situation, the full notional value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Fund may also enter into currency swaps on a net basis, which means the two different currency payment streams under the swap agreement are converted and netted out to a single cash payment in just one of the currencies.

Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These actions could result in losses to a Fund if it is unable to deliver or receive a specified currency or funds in settlement of obligations, including swap transaction obligations. These actions could also have an adverse effect on a Fund’s swap transactions or cause a Fund’s hedging positions to be rendered useless, resulting in full currency exposure as well as incurring unnecessary transaction costs.

Interest Rate Swaps: An agreement between two parties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified principal or notional amount. In other words, Party A agrees to pay Party B a fixed interest rate multiplied by a notional amount and in return Party B agrees to pay Party A a variable interest rate multiplied by the notional amount.

Commodity Swaps: A commodity swap agreement is a contract in which one party agrees to make periodic payments to another party based on the change in market value of a commodity-based underlying instrument (such as a specific commodity or commodity index) in return for periodic payments based on a fixed or variable interest rate or the total return from another commodity-based underlying instrument. In a total return commodity swap, a Fund receives the price appreciation of a commodity index, a portion of a commodity index or a single commodity in exchange for paying an agreed-upon fee.

Total Return Swaps: An agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains.

Volatility and Variance Swaps: A volatility swap involves an exchange between a Fund and a counterparty of periodic payments based on the measured volatility of an underlying security, currency, commodity, interest rate, index or other reference asset over a specified time frame. Depending on the structure of the swap, either the Fund’s or the counterparty’s payment obligation will typically be based on the realized volatility of the reference asset as measured by changes in its price or level over a specified time period while the other party’s payment obligation will be based on a specified rate representing expected volatility for the reference asset at the time the swap is executed, or the measured volatility of a different reference asset over a specified time period. The Fund will typically make or lose money on a volatility swap depending on the magnitude of the reference asset’s volatility, or size of the movements in its price, over a specified time period, rather than general increases or decreases in the price of the reference asset. Volatility swaps are often used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of other investments held by the Fund. Variance swaps are similar to volatility swaps except payments are based on the difference between the implied and measured volatility mathematically squared.

Inflation Swaps: Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the

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swap (with some lag on the referenced inflation index), and the other party pays a compounded fixed rate. Inflation swap agreements may be used to protect the net asset value of the Fund against an unexpected change in the rate of inflation measured by an inflation index. The value of inflation swap agreements is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation.

Swaptions: An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market based “premium.” A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

Swaptions are considered to be swaps for purposes of CFTC regulation. Although they are currently traded OTC, the CFTC may in the future designate certain options on swaps as subject to mandatory clearing and exchange trading.

Interest Rate Locks. Invesco Short Duration High Yield Municipal Fund may invest in interest rate locks. An interest rate lock is a hedging agreement in which the parties lock in an interest rate at a future maturity date. A cash settlement payment on that date that reflects changes in agreed upon interest rates. This settlement payment is designed to offset changes in the cost of borrowing for the hedged bond transaction. An interest rate lock may be terminated prior to its stated maturity date by calculating the payment due as of the termination date.

Bundled Securities. In lieu of investing directly in securities, Invesco Floating Rate Fund may from time to time invest in Targeted Return Index Securities Trusts (TRAINS) or similar instruments representing a fractional undivided interest in an underlying pool of securities often referred to as “Bundled Securities”. Bundled Securities are typically represented by certificates and the Fund will be permitted at any time to exchange such certificates for the underlying securities evidenced by such certificates and thus the certificates are generally subject to the same risks as the underlying securities held in the trust. The Fund will examine the characteristics of the underlying securities for compliance with investment criteria but will determine liquidity with reference to the certificates themselves. TRAINs and other trust certificates are generally not registered under the 1933 Act or the 1940 Act and therefore must be held by qualified purchasers and resold to qualified institutional buyers pursuant to Rule 144A under the 1933 Act. Investments in certain TRAINs or other trust certificates may have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

Options. Each Fund may engage in certain strategies involving options to attempt to manage the risk of their investments and in certain circumstances, for investment (e.g., as a substitute for investing in securities), to speculate on future volatility levels or to decrease the volatility exposure of other investments held by a Fund.

An option is a contract that gives the purchaser of the option, in return for the premium paid, the right, but not the obligation, to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option at the exercise price during the term of the option (for American style options or on a specified date for European style options), the security, currency or other instrument underlying the option (or delivery of a cash settlement price, in the case of certain options, such as an index option and other cash-settled options). An option on a CDS or a futures contract (described below) gives the purchaser the right, but not the obligation, to enter into a CDS or assume a position in a futures contract. Option transactions present the possibility of large amounts of exposure (or leverage), which may result in a Fund’s net asset value being more sensitive to changes in the value of the option.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the

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market price of the underlying investment, the price volatility of the underlying investment and general market and interest rate conditions.

A Fund will not write (sell) options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options would exceed 20% of the Fund’s total assets. A Fund will not purchase options if, immediately after such purchase, the aggregate premiums paid for outstanding options would exceed 5% of the Fund’s total assets.

A Fund may effectively terminate its right or obligation under an option by entering into an offsetting closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option, which is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option, which is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Options may be either listed on an exchange or traded in OTC markets. Listed options are tri-party contracts (i.e., performance of the obligations of the purchaser and seller are guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates and differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time; therefore the Fund may be required to treat some or all OTC options as illiquid securities. Although a Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to exercise or expiration. In the event of insolvency of the dealer, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

Types of Options:

Put Options on Securities: A put option gives the purchaser the right to sell, to the writer, the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration date of the option for American style options or on a specified date for European style options, regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be, at the time of exercise. If the purchaser exercises the put option, the writer of a put option is obligated to buy the underlying security, contract or foreign currency for the exercise price.

Call Options on Securities: A call option gives the purchaser the right to buy, from the writer, the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration of the option (for American style options) or on a specified date (for European style options), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be, at the time of exercise. If the purchaser exercises the call option, the writer of a call option is obligated to sell to and deliver the underlying security, contract or foreign currency to the purchaser of the call option for the exercise price.

Index Options: Index options (or options on securities indices) give the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call or put times a specified multiple (the multiplier), which determines the total dollar value for each point of such difference.

The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those

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on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities that underlie the index and, as a result, bears the risk that the value of the securities held will not be perfectly correlated with the value of the index.

CDS Options: A CDS option transaction gives the buyer the right, but not the obligation, to enter into a CDS at specified future dates and under specified terms in exchange for paying a market based purchase price or premium. The writer of the option bears the risk of any unfavorable move in the value of the CDS relative to the market value on the exercise date, while the purchaser may allow the option to expire unexercised.

Option Techniques:

Writing Options. A Fund may write options to generate additional income and to seek to hedge its portfolio against market or exchange rate movements. As the writer of an option, the Fund may have no control over when the underlying instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the option purchaser may notify the Fund of exercise at any time prior to the expiration of the option (for American style options). In general, options are rarely exercised prior to expiration. Whether or not an option expires unexercised, the writer retains the amount of the premium.

A Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the price it is willing to pay for the underlying security, contract or currency. In return for the premium received for writing a put option, the Fund assumes the risk that the price of the underlying security, contract, or foreign currency will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss.

In return for the premium received for writing a call option on a security the Fund holds, the Fund foregoes the opportunity for profit from a price increase in the underlying security, contract, or foreign currency above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security, contract, or foreign currency decline.

If an option that a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security, contract or currency, held by the Fund during the option period. If a call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security, contract or currency, which will be increased or offset by the premium received. The obligation imposed upon the writer of an option is terminated upon the expiration of the option, or such earlier time at which a Fund effects a closing purchase transaction by purchasing an option (put or call as the case may be) identical to that previously sold.

Purchasing Options. A Fund may purchase a put option on an underlying security, contract or currency owned by the Fund in order to protect against an anticipated decline in the value of the security, contract or currency held by the Fund; purchase put options on underlying securities, contracts, or currencies against which it has written other put options; or speculate on the value of a security, currency, contract, index or quantitative measure. The premium paid for the put option and any transaction costs would reduce any profit realized when the security, contract or currency is delivered upon the exercise of the put option. Conversely, if the underlying security, contract or currency does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost.

A Fund may purchase a call option for the purpose of acquiring the underlying security, contract or currency for its portfolio, or on underlying securities, contracts or currencies against which it has written other call options. The Fund is not required to own the underlying security in order to purchase a call option. If the Fund does not own the underlying position, the purchase of a call option would enable a Fund to acquire the security, contract or currency at the exercise price of the call option plus the premium paid. So long as it holds a call option, rather than the underlying security, contract or currency itself, the Fund is partially protected from any unexpected increase in the market price of the underlying security, contract or currency. If the market price does not exceed the exercise price, the Fund could purchase the

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security on the open market and could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

Straddles/Spreads/Collars. Each Fund (except for Invesco Floating Rate Fund) for hedging purposes or for speculative purposes, may enter into straddles, spreads or collars to adjust the risk and return characteristics of the Funds’ overall position.

Spread and straddle options transactions. In “spread” transactions, a Fund buys and writes a put or buys and writes a call on the same underlying instrument with the options having different exercise prices, expiration dates, or both. In “straddles,” a Fund purchases a put option and a call option or writes a put option and a call option on the same instrument with the same expiration date and typically the same exercise price. When a Fund engages in spread and straddle transactions, it seeks to profit from differences in the option premiums paid and received and in the market prices of the related options positions when they are closed out or sold. Because these transactions require the Fund to buy and/or write more than one option simultaneously, the Fund’s ability to enter into such transactions and to liquidate its positions when necessary or deemed advisable may be more limited than if the Fund were to buy or sell a single option. Similarly, costs incurred by the Fund in connection with these transactions will in many cases be greater than if the Fund were to buy or sell a single option.

Option Collars. A Fund also may use option “collars.” A “collar” position combines a put option purchased by the Fund (the right of the Fund to sell a specific security within a specified period) with a call option that is written by the Fund (the right of the counterparty to buy the same security) in a single instrument. The Fund’s right to sell the security is typically set at a price that is below the counterparty’s right to buy the security. Thus, the combined position “collars” the performance of the underlying security, providing protection from depreciation below the price specified in the put option, and allowing for participation in any appreciation up to the price specified by the call option.

Warrants. Invesco Core Plus Bond Fund, Invesco Floating Rate Fund, Invesco Global Real Estate Income Fund, Invesco Short Duration High Yield Municipal Fund and Invesco Strategic Real Return Fund may purchase warrants.

A warrant gives the holder the right to purchase securities from the issuer at a specific price within a certain time frame and is similar to a call option. The main difference between warrants and call options is that warrants are issued by the company that will issue the underlying security, whereas options are not issued by the company. Young, unseasoned companies often issue warrants to finance their operations.

Rights: Rights are equity securities representing a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public. A stockholder who purchases rights may be able to retain the same ownership percentage after the new stock offering. A right usually enables the stockholder to purchase common stock at a price below the initial offering price. A Fund that purchases a right takes the risk that the right might expire worthless because the market value of the common stock falls below the price fixed by the right.

Futures Contracts. Each Fund may enter into futures contracts.

A futures contract is a standard binding agreement to buy or sell a specified amount of a specified security, currency or commodity (or delivery of a cash settlement price, in the case of certain futures such as an index future, Eurodollar Future or volatility future) for a specified price at a designated date, time and place (collectively, futures contracts). A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying instrument or asset called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire the underlying instrument or asset called for by the contract at a specified price on a specified date.

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The Funds will only enter into futures contracts that are traded (either domestically or internationally) on futures exchanges or certain exempt markets, including exempt boards of trade and electronic trading facilities, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the CEA and by the CFTC. Foreign futures exchanges and exempt markets and trading thereon are not regulated by the CFTC and are not subject to the same regulatory controls. In addition, futures contracts that are traded on non-U.S. exchanges or exempt markets may not be as liquid as those purchased on CFTC-designated contract markets. For a further discussion of the risks associated with investments in foreign securities, see “Foreign Investments” above.

Brokerage fees are incurred when a futures contract is bought or sold, and margin deposits must be maintained at all times when a futures contract is outstanding. “Margin” for a futures contracts is the amount of funds that must be deposited by a Fund in order to initiate futures contracts trading and maintain its open positions in futures contracts. A margin deposit made when the futures contract is entered (initial margin) is intended to ensure the Fund’s performance under the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded and may be significantly modified from time to time by the exchange during the term of the futures contract.

Subsequent payments, called “variation margin,” received from or paid to the FCM through which a Fund enters into the futures contract will be made on a daily basis as the futures price fluctuates making the futures contract more or less valuable, a process known as marking-to-market. When the futures contract is closed out, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain are paid to the Fund and the FCM pays the Fund any excess gain over the margin amount.

There is a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

Closing out an open futures contract is affected by entering into an offsetting futures contract for the same aggregate amount of the identical financial instrument or currency and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the futures contract.

In addition, if a Fund were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments.

Types of Futures Contracts:

Commodity Futures: A commodity futures contract is an exchange-traded contract to buy or sell a particular commodity at a specified price at some time in the future. Commodity futures contracts are highly volatile; therefore, the prices of a Fund’s shares may be subject to greater volatility to the extent it invests in commodity futures.

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Currency Futures: A currency futures contract is a standardized, exchange-traded contract to buy or sell a particular currency at a specified price at a future date (commonly three months or more). Currency futures contracts may be highly volatile and thus result in substantial gains or losses to the Fund.

A Fund may either exchange the currencies specified at the maturity of a currency futures contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. A Fund may also enter into currency futures contracts that do not provide for physical settlement of the two currencies but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount. Closing transactions with respect to currency futures contracts are usually effected with the counterparty to the original currency futures contract.

Index Futures: A stock index futures contract is an exchange-traded contract that provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the date specified in the contract and the price agreed upon in the futures contract; no physical delivery of stocks comprising the index is made.

Interest Rate Futures: An interest-rate futures contract is an exchange-traded contract in which the specified underlying security is either an interest-bearing fixed income security or an inter-bank deposit. Two examples of common interest rate futures contracts are U.S. Treasury futures and Eurodollar futures contracts. The specified security for U.S. Treasury futures is a U.S. Treasury security. The specified security for Eurodollar futures is the LIBOR, which is a daily reference rate based on the interest rates at which banks offer to lend unsecured funds to other banks in the London wholesale money market.

Dividend Futures: A dividend futures contract is an exchange-traded contract to purchase or sell an amount equal to the total dividends paid by a selected security, basket of securities or index, over a period of time for a specified price that is based on the expected dividend payments from the selected security, basket of securities or index.

Security Futures: A security futures contract is an exchange-traded contract to purchase or sell, in the future, a specified quantity of a security (other than a Treasury security) or a narrow-based securities index at a certain price.

Options on Futures Contracts: Options on futures contracts are similar to options on securities except that options on future contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures contract position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures contract margin account.

Pursuant to federal securities laws and regulations, a Fund’s use of futures contracts and options on futures contracts may require the Fund to set aside assets to reduce the risks associated with using futures contracts and options on futures contracts. This process is described in more detail above in the section “Derivatives.”

Forward Foreign Currency Contracts. Invesco Core Plus Bond Fund, Invesco Floating Rate Fund, Invesco Global Real Estate Income Fund, Invesco Short Duration High Yield Municipal Fund and Invesco Strategic Real Return Fund may enter into forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. Invesco Core Plus Bond Fund can also use currency futures to increase or decrease its exposure to foreign currencies.

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A forward foreign currency contract is an obligation to buy or sell a particular currency in exchange for another currency, which may be U.S. dollars, at a specified price at a future date. Forward foreign currency contracts are typically individually negotiated and privately traded by currency traders and their customers in the interbank market. A Fund may enter into forward foreign currency contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally.

At the maturity of a forward foreign currency contract, a Fund may either exchange the currencies specified at the maturity of the contract or, prior to maturity, a Fund may enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward foreign currency contracts are usually effected with the counterparty to the original forward contract. A Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies but instead provide for settlement by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

The Funds will comply with guidelines established by the SEC with respect to “cover” requirements of forward foreign currency contracts (See Derivatives above). Generally, with respect to forward foreign currency contracts that are not contractually required to “cash-settle” (i.e., are deliverable), a Fund covers its open positions by setting aside liquid assets equal to the contracts’ full notional value.

Under definitions adopted by the CFTC and SEC, non-deliverable forwards are considered swaps, and therefore are included in the definition of “commodity interests.” Although non-deliverable forwards have historically been traded in the OTC market, as swaps they may in the future be required to be centrally cleared and traded on public facilities. For more information on central clearing and trading of cleared swaps, see “Swaps” and “Risks of Potential Increased Regulation of Derivatives.” Forward foreign currency contracts that qualify as deliverable forwards are not regulated as swaps for most purposes, and are not included in the definition of “commodity interests.” However these forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers. CFTC regulation of forward foreign currency contracts, especially non-deliverable forwards, may restrict a Fund’s ability to use these instruments in the manner described above or subject Invesco to CFTC registration and regulation as a CPO.

The cost to a Fund of engaging in forward foreign currency contracts varies with factors such as the currencies involved, the length of the contract period, interest rate differentials and the prevailing market conditions. Because forward foreign currency contracts are usually entered into on a principal basis, no fees or commissions are typically involved. The use of forward foreign currency contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does establish a rate of exchange in advance. While forward foreign currency contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

Receipt of Issuer’s Nonpublic Information

The Adviser or Sub-Advisers (through their portfolio managers, analysts, or other representatives) may receive material nonpublic information about an issuer that may restrict the ability of the Adviser or Sub-Advisers to cause the Funds to buy or sell securities of the issuer on behalf of the Funds for substantial periods of time. This may impact the Funds’ ability to realize profit or avoid loss with respect to the issuer and may adversely affect the Funds’ flexibility with respect to buying or selling securities, potentially impacting Fund performance. For example, activist investors of certain issuers in which the Adviser or Sub-Advisers hold large positions may contact representatives of the Adviser or Sub-Advisers and may disclose material nonpublic information in such communication. The Adviser or Sub-Advisers would be restricted from trading on the basis of such material nonpublic information, limiting their flexibility in managing the Funds and possibly impacting Fund performance.

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Cybersecurity Risk

The Funds, like all companies, may be susceptible to operational and information security risks. Cyber security failures or breaches of the Funds or their service providers or the issuers of securities in which the Funds invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Funds and their shareholders could be negatively impacted as a result.

Fund Policies

Fundamental Restrictions. Each Fund is subject to the following investment restrictions, which may be changed only by a vote of such Fund’s outstanding shares. Fundamental restrictions may be changed only by a vote of the lesser of (i) 67% or more of the Fund’s shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares. Any investment restriction that involves a maximum or minimum percentage of securities or assets (other than with respect to borrowing) shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.

(1) The Fund (except Invesco Short Duration High Yield Municipal Fund) is a “diversified company” as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the “1940 Act Laws and Interpretations”) or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the “1940 Act Laws, Interpretations and Exemptions”). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

(2) The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

(3) The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

(4) The Fund (except for Invesco Global Real Estate Income Fund) will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund’s investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

Invesco Global Real Estate Income Fund will concentrate (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) its investments in the securities of domestic and foreign companies principally engaged in the real estate industry and other real estate related investments. For purposes of the Fund’s fundamental restriction regarding industry concentration, companies principally engaged in the real estate industry shall consist of companies (i) that at least 50% of its assets, gross income or net profits are attributable to ownership, financing, construction, management, or sale of residential, commercial or industrial real estate, including listed equity REITs and other real estate operating companies that either own property or make construction or mortgage loans, real estate developers, companies with substantial real estate holdings and other companies whose products and services are related to the real estate industry. Other real estate related investments may

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include but are not limited to commercial or residential mortgage backed securities, commercial property whole loans, and other types of equity and debt securities related to the real estate industry.

(5) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

(6) The Fund (except for Invesco Floating Rate Fund, Invesco Short Duration High Yield Municipal Fund and Invesco Strategic Real Return Fund) may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

Invesco Floating Rate Fund, Invesco Short Duration High Yield Municipal Fund and Invesco Strategic Real Return Fund may not purchase or sell physical commodities except to the extent permitted by the 1940 Act and any other governing statute, and by the rules thereunder, and by the SEC or other regulatory agency with authority over the Fund.

(7) The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

(8) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

(9) The following applies to Invesco Short Duration High Yield Municipal Fund:

(a) Under normal market conditions, the Fund invests at least 80% of its assets in municipal securities at the time of investment.

For purposes of the foregoing, “assets” means net assets, plus the amount of any borrowings for investment purposes. Derivatives and other instruments that have economic characteristics similar to the securities described above for Invesco Short Duration High Yield Municipal Fund may be counted toward the Fund’s 80% policy.

The investment restrictions set forth above provide each of the Funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though each of the Funds has this flexibility, the Board has adopted non-fundamental restrictions for each of the Funds relating to certain of these restrictions which Invesco and, when applicable, the Sub-Advisers must follow in managing the Funds. Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board.

Non-Fundamental Restrictions. Non-fundamental restrictions may be changed for any Fund without shareholder approval. The non-fundamental investment restrictions listed below apply to each of the Funds unless otherwise indicated.

(1) In complying with the fundamental restriction regarding issuer diversification, the Funds (except for Invesco Short Duration High Yield Municipal Fund) will not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities and securities issued by other investment companies), if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that

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issuer. The Fund may purchase securities of other investment companies as permitted by the 1940 Act Laws, Interpretations and Exemptions.

In complying with the fundamental restriction regarding issuer diversification, any Fund that invests in municipal securities will regard each state (including the District of Columbia and Puerto Rico), territory and possession of the United States, each political subdivision, agency, instrumentality, and authority thereof, and each multi-state agency of which a state is a member as a separate “issuer.” When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an Industrial Development Bond or Private Activity Bond, if that bond is backed only by the assets and revenues of the non-governmental user, then that non-governmental user would be deemed to be the sole issuer. However, if the creating government or another entity guarantees a security, then to the extent that the value of all securities issued or guaranteed by that government or entity and owned by the Fund exceeds 10% of the Fund’s total assets, the guarantee would be considered a separate security and would be treated as issued by that government or entity. Securities issued or guaranteed by a bank or subject to financial guaranty insurance are not subject to the limitations set forth in the preceding sentence.

(2) In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

(3) In complying with the fundamental restriction regarding industry concentration, the Fund (except for Invesco Global Real Estate Income Fund) may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry. With respect to Invesco Floating Rate Fund, in complying with the fundamental restriction regarding industry concentration, with respect to issuers that are not in the industry group consisting of financial institutions and their holding companies, including commercial banks, thrift institutions, insurance companies and finance companies, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.

(4) Notwithstanding the fundamental restriction with regard to engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities, the Fund (except for Invesco Floating Rate Fund, Invesco Short Duration High Yield Municipal Fund and Invesco Strategic Real Return Fund) currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

The Funds do not consider currencies or other financial commodities or contracts and financial instruments to be physical commodities (which include, for example, oil, precious metals and grains). Accordingly, the Funds will interpret the fundamental restriction and the related non-fundamental restriction to permit the Funds, subject to each Fund’s investment objectives and general investment policies (as stated in the Funds’ prospectuses and herein), to invest directly in foreign currencies and other financial commodities and to purchase, sell or enter into commodity futures contracts and options thereon, forward foreign currency contracts, foreign currency options, currency-, commodity- and financial instrument-related swap agreements, hybrid instruments, interest rate or securities-related or foreign currency-related hedging instruments or other currency-, commodity- or financial instrument-related derivatives, subject to compliance with any applicable provisions of the federal securities or commodities laws. The Funds will interpret fundamental restriction regarding the purchase and sale of physical commodities and related non-fundamental restriction to permit the Funds to invest in ETFs, registered investment companies and other pooled investment vehicles that invest in physical and/or financial commodities, subject to the limits described in the Funds’ prospectuses and herein.

(5) In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33 1/3% of its total assets and may lend money to an Invesco Fund, on such terms and conditions as the SEC may require in an exemptive order.

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(6) Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objective, policies, and restrictions as the Fund.

(7) The Fund (except for Invesco Strategic Real Return Fund) may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

(8) The following apply:

(a) Invesco Core Plus Bond Fund invests, under normal circumstances, at least 80% of its assets in fixed income securities.

(b) Invesco Global Real Estate Income Fund invests, under normal circumstances, at least 80% of its assets in the securities of real estate and real estate-related issuers.

(c) Invesco Floating Rate Fund invests, under normal circumstances, at least 80% of its assets in senior secured floating rate loans made by banks and other lending institutions and in senior secured floating rate debt instruments, and other instruments that have economic characteristics similar to such securities.

(d) Invesco Low Volatility Equity Yield Fund invests, under normal circumstances, at least 80% of its net assets in equity securities.

For purposes of the foregoing, “assets” means net assets, plus the amount of any borrowings for investment purposes. Derivatives and other instruments that have economic characteristics similar to the securities in a Fund’s 80% policy described above for a Fund may be counted toward that Fund’s 80% policy. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

Portfolio Turnover

For the fiscal years ended August 2016 and 2015, the portfolio turnover rates for each Fund are presented in the table below. Unless otherwise indicated, variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, changes in trading strategies and execution, market conditions and/or changes in Invesco’s investment outlook.

Turnover Rates	2016	2015
Invesco Core Plus Bond Fund	518%	537%
Invesco Floating Rate Fund	70%	59%
Invesco Global Real Estate Income Fund	60%	60%
Invesco Low Volatility Equity Yield Fund	107%	101%
Invesco Short Duration High Yield Municipal Fund[1]	69%	N/A
Invesco Strategic Real Return Fund	35%	25%

[1]	Commenced operations September 30, 2015

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Policies and Procedures for Disclosure of Fund Holdings

The Board has adopted policies and procedures with respect to the disclosure of the Funds’ portfolio holdings (the Holdings Disclosure Policy). Invesco and the Board may amend the Holdings Disclosure Policy at any time without prior notice. Details of the Holdings Disclosure Policy and a description of the basis on which employees of Invesco and its affiliates may release information about portfolio securities in certain contexts are provided below.

Public release of portfolio holdings. The Funds disclose the following portfolio holdings information at www.invesco.com/us*

Information	Approximate Date of Website Posting	Information Remains Posted on Website
Top ten holdings as of month-end	15 days after month-end	Until replaced with the following month’s top ten holdings
Select holdings included in the Fund’s Quarterly Performance Update	29 days after calendar quarter-end	Until replaced with the following quarter’s Quarterly Performance Update
Complete portfolio holdings as of calendar quarter-end	30 days after calendar quarter-end	For one year
Complete portfolio holdings as of fiscal quarter-end	60-70 days after fiscal quarter-end	For one year

These holdings are listed along with the percentage of a Fund’s net assets they represent. Generally, employees of Invesco and its affiliates may not disclose such portfolio holdings until one day after they have been posted on www.invesco.com/us. You may also obtain the publicly available portfolio holdings information described above by contacting us at 1-800-959-4246.

Selective disclosure of portfolio holdings pursuant to non-disclosure agreement. Employees of Invesco and its affiliates may disclose non-public full portfolio holdings on a selective basis only if Invesco’s U.S. Executive Management Committee (EMC) approves the parties to whom disclosure of non-public full portfolio holdings will be made. The EMC must determine that the proposed selective disclosure will be made for legitimate business purposes of the applicable Fund and is in the best interest of the applicable Fund’s shareholders. In making such determination, the EMC will address any perceived conflicts of interest between shareholders of such Fund and Invesco or its affiliates as part of granting its approval.

The Board exercises continuing oversight of the disclosure of Fund portfolio holdings by (1) overseeing the implementation and enforcement of the Holdings Disclosure Policy and the Invesco Funds Code of Ethics by the Chief Compliance Officer (or his designee) of Invesco and the Invesco Funds and (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended (Advisers Act)) that may arise in connection with the Holdings Disclosure Policy. Pursuant to the Holdings Disclosure Policy, the Board reviews the types of situations in which Invesco provides such selective disclosure and approves situations involving perceived conflicts of interest between shareholders of the applicable Fund and Invesco or its affiliates brought to the Board’s attention by Invesco.

*	To locate the Fund’s portfolio holdings, go to www.invesco.com/us, choose “Individual Investors,” if applicable. Hover over the “Products and Performance” tab, then click on the “Mutual Funds” link. Under “Quick links” click on “Prices and Performance” and then click on the “Fund Materials” tab. A link to the Funds’ portfolio holdings is located under the “Holdings” column.

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Invesco discloses non-public full portfolio holdings information to the following persons in connection with the day-to-day operations and management of the funds advised by Invesco (the Invesco Funds).

•	Attorneys and accountants;

•	Securities lending agents;

•	Lenders to the Invesco Funds;

•	Rating and rankings agencies

•	Persons assisting in the voting of proxies;

•	Invesco Funds’ custodians;

•	The Invesco Funds’ transfer agent(s) (in the event of a redemption in kind);

•	Pricing services, market makers, or other persons who provide systems or software support in connection with Invesco Funds’ operations (to determine the price of securities held by an Invesco Fund);

•	Financial printers;

•	Brokers identified by the Invesco Funds’ portfolio management team who provide execution and research services to the team; and

•	Analysts hired to perform research and analysis to the Invesco Funds’ portfolio management team.

In many cases, Invesco will disclose current portfolio holdings on a daily basis to these persons. In these situations, Invesco has entered into non-disclosure agreements which provide that the recipient of the portfolio holdings will maintain the confidentiality of such portfolio holdings and will not trade on such information (Non-disclosure Agreements). Please refer to Appendix B for a list of examples of persons to whom Invesco provides non-public portfolio holdings on an ongoing basis.

Invesco will also disclose non-public portfolio holdings information if such disclosure is required by applicable laws, rules or regulations, or by regulatory authorities having jurisdiction over Invesco and its affiliates or the Invesco Funds.

The Holdings Disclosure Policy provides that Invesco will not request, receive or accept any compensation (including compensation in the form of the maintenance of assets in any Fund or other mutual fund or account managed by Invesco or one of its affiliates) for the selective disclosure of portfolio holdings information.

Disclosure of certain portfolio holdings and related information without non-disclosure agreement. Invesco and its affiliates that provide services to the Funds, the Sub-Advisers and each of their employees may receive or have access to portfolio holdings as part of the day-to-day operations of the Funds.

From time to time, employees of Invesco and its affiliates may express their views orally or in writing on one or more of the Funds’ portfolio securities or may state that a Fund has recently purchased or sold, or continues to own, one or more securities. The securities subject to these views and statements may be ones that were purchased or sold since a Fund’s most recent quarter-end and therefore may not be reflected on the list of the Fund’s most recent quarter-end portfolio holdings disclosed on the website. Such views and statements may be made to various persons, including members of the press, brokers and other financial intermediaries that sell shares of the Funds, shareholders in the applicable Fund, persons considering investing in the applicable Fund or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and other entities for which Invesco or its affiliates provides or may provide investment advisory services. The nature and content of the views and statements provided to each of these persons may differ.

From time to time, employees of Invesco and its affiliates also may provide oral or written information (portfolio commentary) about a Fund, including, but not limited to, how the Fund’s investments

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are divided among various sectors, industries, countries, investment styles and capitalization sizes, and among stocks, bonds, currencies and cash, security types, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. Invesco may also provide oral or written information (statistical information) about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, alpha, beta, R-squared, coefficient of determination, duration, maturity, information ratio, sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics. This portfolio commentary and statistical information about a Fund may be based on the Fund’s portfolio as of the most recent quarter-end or the end of some other interim period, such as month-end. The portfolio commentary and statistical information may be provided to various persons, including those described in the preceding paragraph. The nature and content of the information provided to each of these persons may differ.

Disclosure of portfolio holdings by traders. Additionally, employees of Invesco and its affiliates may disclose one or more of the portfolio securities of a Fund when purchasing and selling securities through broker-dealers, requesting bids on securities, obtaining price quotations on securities, or in connection with litigation involving the Funds’ portfolio securities. Invesco does not enter into formal Non-disclosure Agreements in connection with these situations; however, the Funds would not continue to conduct business with a person who Invesco believed was misusing the disclosed information.

Disclosure of portfolio holdings of other Invesco-managed products. Invesco and its affiliates manage products sponsored by companies other than Invesco, including investment companies, offshore funds, and separate accounts. In many cases, these other products are managed in a similar fashion to certain Invesco Funds and thus have similar portfolio holdings. The sponsors of these other products managed by Invesco and its affiliates may disclose the portfolio holdings of their products at different times than Invesco discloses portfolio holdings for the Invesco Funds.

Invesco provides portfolio holdings information for portfolios of Invesco Variable Insurance Funds (the Insurance Funds) to insurance companies whose variable annuity and variable life insurance accounts invest in the Insurance Funds (Insurance Companies). Invesco may disclose portfolio holdings information for the Insurance Funds to Insurance Companies with which Invesco has entered into Non-disclosure Agreements up to five days prior to the scheduled dates for Invesco’s disclosure of similar portfolio holdings information for other Invesco Funds on www.invesco.com/us. Invesco provides portfolio holdings information for the Insurance Funds to such Insurance Companies to allow them to disclose this information on their websites at approximately the same time that Invesco discloses portfolio holdings information for the other Invesco Funds on its website. Invesco manages the Insurance Funds in a similar fashion to certain other Invesco Funds and thus the Insurance Funds and such other Invesco Funds have similar portfolio holdings. Invesco does not disclose the portfolio holdings information for the Insurance Funds on its website, and not all Insurance Companies disclose this information on their websites.

MANAGEMENT OF THE TRUST

Board of Trustees

The Trustees and officers of the Trust, their principal occupations during at least the last five years and certain other information concerning them are set forth in Appendix C.

Qualifications and Experience. In addition to the information set forth in Appendix C, the following sets forth additional information about the qualifications and experiences of each of the Trustees.

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Interested Persons

Martin L. Flanagan, Trustee

Martin L. Flanagan has been a member of the Board of Trustees of the Invesco Funds since 2007. Mr. Flanagan is president and chief executive officer of Invesco Ltd., a position he has held since August 2005. He is also a member of the Board of Directors of Invesco Ltd.

Mr. Flanagan joined Invesco, Ltd. from Franklin Resources, Inc., where he was president and co-chief executive officer from January 2004 to July 2005. Previously he had been Franklin’s co-president from May 2003 to January 2004, chief operating officer and chief financial officer from November 1999 to May 2003, and senior vice president and chief financial officer from 1993 until November 1999.

Mr. Flanagan served as director, executive vice president and chief operating officer of Templeton, Galbraith & Hansberger, Ltd. before its acquisition by Franklin in 1992. Before joining Templeton in 1983, he worked with Arthur Andersen & Co.

Mr. Flanagan is a chartered financial analyst and a certified public accountant. He serves as vice chairman of the Investment Company Institute and a member of the executive board at the SMU Cox School of Business.

The Board believes that Mr. Flanagan’s long experience as an executive in the investment management area benefits the Funds.

Philip A. Taylor, Trustee

Philip A. Taylor has been a member of the Board of Trustees of the Invesco Funds since 2006. Mr. Taylor has headed Invesco’s North American retail business as Senior Managing Director of Invesco Ltd. since April 2006. He previously served as chief executive officer of Invesco Trimark Investments since January 2002.

Mr. Taylor joined Invesco in 1999 as senior vice president of operations and client services and later became executive vice president and chief operating officer.

Mr. Taylor was president of Canadian retail broker Investors Group Securities from 1994 to 1997 and managing partner of Meridian Securities, an execution and clearing broker, from 1989 to 1994. He held various management positions with Royal Trust, now part of Royal Bank of Canada, from 1982 to 1989. He began his career in consumer brand management in the U.S. and Canada with Richardson-Vicks, now part of Procter & Gamble.

The Board believes that Mr. Taylor’s long experience in the investment management business benefits the Funds.

Independent Trustees

Bruce L. Crockett, Trustee and Chair

Bruce L. Crockett has been a member of the Board of Trustees of the Invesco Funds since 1978, and has served as Independent Chair of the Board of Trustees and their predecessor funds since 2004.

Mr. Crockett has more than 30 years of experience in finance and general management in the banking, aerospace and telecommunications industries. From 1992 to 1996, he served as president, chief executive officer and a director of COMSAT Corporation, an international satellite and wireless telecommunications company.

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Mr. Crockett has also served, since 1996, as chairman of Crockett Technologies Associates, a strategic consulting firm that provides services to the information technology and communications industries. Mr. Crockett also serves on the Board of ALPS (Attorneys Liability Protection Society) and Ferroglobe PLC (metallurgical company) and he is a life trustee of the University of Rochester Board of Trustees. He is a member of the Audit Committee of Ferroglobe PLC.

The Board of Trustees elected Mr. Crockett to serve as its Independent Chair because of his extensive experience in managing public companies and familiarity with investment companies.

David C. Arch, Trustee

David C. Arch has been a member of the Board of Trustees of the Invesco Funds and their predecessor funds since 2010. From 1984 to 2010, Mr. Arch served as Director or Trustee of investment companies in the Van Kampen Funds complex.

Mr. Arch is the Chairman of Blistex Inc., a consumer health care products manufacturer. Mr. Arch is a member of the Board of the Illinois Manufacturers’ Association and a member of the World Presidents’ Organization.

The Board believes that Mr. Arch’s experience as the CEO of a public company and his experience with investment companies benefits the Funds.

James T. Bunch, Trustee

James T. Bunch has been a member of the Board of Trustees of the Invesco Funds since 2000.

From 1988 to 2010, Mr. Bunch was Founding Partner of Green Manning & Bunch, Ltd., an investment banking firm previously located in Denver, Colorado. Mr. Bunch began his professional career as a practicing attorney. He joined the prominent Denver-based law firm of Davis Graham & Stubbs in 1970 and later rose to the position of Chairman and Managing Partner of the firm.

At various other times during his career, Mr. Bunch has served as Chair of the National Association of Securities Dealers, Inc. (NASD) Business District Conduct Committee, and Chair of the Colorado Bar Association Ethics Committee.

In June 2010, Mr. Bunch became the Managing Member of Grumman Hill Group LLC, a family office private equity investment manager.

The Board believes that Mr. Bunch’s experience as an investment banker and investment management lawyer benefits the Funds.

Jack M. Fields, Trustee

Jack M. Fields has been a member of the Board of Trustees of the Invesco Funds since 1997.

Mr. Fields served as a member of Congress, representing the 8th Congressional District of Texas from 1980 to 1997. As a member of Congress, Mr. Fields served as Chairman of the House Telecommunications and Finance Subcommittee, which has jurisdiction and oversight of the Federal Communications Commission and the SEC. Mr. Fields co-sponsored the National Securities Markets Improvements Act of 1996, and played a leadership role in enactment of the Securities Litigation Reform Act.

Mr. Fields currently serves as Chief Executive Officer of the Twenty-First Century Group, Inc. in Washington, D.C., a bipartisan Washington consulting firm specializing in Federal government affairs.

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Mr. Fields also served as a Director of Insperity, Inc. (formerly known as Administaff), a premier professional employer organization with clients nationwide until 2015. In addition, Mr. Fields sits on the Board of Discovery Learning Alliance, a nonprofit organization dedicated to providing educational resources to people in need around the world through the use of technology.

The Board believes that Mr. Fields’ experience in the House of Representatives, especially concerning regulation of the securities markets, benefits the Funds.

Cynthia Hostetler, Trustee

Cynthia Hostetler is currently a member of the board of directors/trustees of the Vulcan Materials Company, a public company engaged in the production and distribution of construction materials, Trilinc Global Impact Fund LLC, a publicly registered non-traded limited liability company that invests in a diversified portfolio of private debt instruments, and the Aberdeen Investment Funds, a mutual fund complex. Previously, Ms. Hostetler served as a member of the board of directors of Edgen Group Inc., a public company that provides products and services to energy and construction companies, from 2012 to 2013, prior to its sale to Sumitomo.

From 2001 to 2009 Ms. Hostetler served as Head of Investment Funds and Private Equity at Overseas Private Investment Corporation (“OPIC”), a government agency that supports US investment in the emerging markets. Ms. Hostetler oversaw a multi-billion dollar investment portfolio in private equity funds. Prior to joining OPIC, Ms. Hostetler served as President and member of the board of directors of First Manhattan Bancorporation, a bank holding company, and its largest subsidiary, First Savings Bank, from 1991 to 2001.

The Board believes that Ms. Hostetler’s knowledge of financial services and investment management, her experience as a director of other companies, including a mutual fund complex, her legal background, and other professional experience gained through her prior employment benefit the Funds.

Dr. Eli Jones, Trustee

Dr. Eli Jones has been a member of the Board of Trustees of the Invesco Funds since 2016.

Dr. Jones is the dean of the Mays Business School at Texas A&M University and holder of the Peggy Pitman Mays Eminent Scholar Chair in Business. Dr. Jones has served as a director of Insperity, Inc. since April 2004 and is chair of the Compensation Committee and a member of the Nominating and Corporate Governance Committee. Prior to his current position, from 2012-2015, Dr. Jones was the dean of the Sam M. Walton College of Business at the University of Arkansas and holder of the Sam M. Walton Leadership Chair in Business. Prior to joining the faculty at the University of Arkansas, he was dean of the E. J. Ourso College of Business and Ourso Distinguished Professor of Business at Louisiana State University from 2008 to 2012; professor of marketing and associate dean at the C.T. Bauer College of Business at the University of Houston from 2007 to 2008; an associate professor of marketing from 2002 to 2007; and an assistant professor from 1997 until 2002. He taught at Texas A&M University for several years before joining the faculty of the University of Houston. Dr. Jones served as the executive director of the Program for Excellence in Selling and the Sales Excellence Institute at the University of Houston from 1997 to 2007. Before becoming a professor, he worked in sales and sales management for three Fortune 100 companies: Quaker Oats, Nabisco, and Frito-Lay. Dr. Jones is a past director of Arvest Bank. He received his Bachelor of Science degree in journalism in 1982, his MBA in 1986 and his Ph.D. in 1997, all from Texas A&M University.

The Board believes that Dr. Jones’ experience in academia and his experience in marketing benefits the Funds.

Dr. Prema Mathai-Davis, Trustee

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Dr. Prema Mathai-Davis has been a member of the Board of Trustees of the Invesco Funds since 1998.

Prior to her retirement in 2000, Dr. Mathai-Davis served as Chief Executive Officer of the YWCA of the USA. Prior to joining the YWCA, Dr. Mathai-Davis served as the Commissioner of the New York City Department for the Aging. She was a Commissioner of the Metropolitan Transportation Authority of New York, the largest regional transportation network in the U.S. Dr. Mathai-Davis also serves as a Trustee of the YWCA Retirement Fund, the first and oldest pension fund for women, and on the advisory board of the Johns Hopkins Bioethics Institute. Dr. Mathai-Davis was the president and chief executive officer of the Community Agency for Senior Citizens, a non-profit social service agency that she established in 1981. She also directed the Mt. Sinai School of Medicine-Hunter College Long-Term Care Gerontology Center, one of the first of its kind.

The Board believes that Dr. Mathai-Davis’ extensive experience in running public and charitable institutions benefits the Funds.

Teresa M. Ressel, Trustee

Teresa M. Ressel has previously served across both the private sector and the U.S. government. Formerly, Ms. Ressel served from 2004 to 2012 in various capacities at UBS AG, including most recently as Chief Executive Officer of UBS Securities LLC, a broker-dealer division of UBS Investment Bank, and Group Chief Operating Officer of the Americas group at UBS AG. In these roles, Ms. Ressel managed a broad array of operational risk controls, supervisory control, regulatory, compliance, and logistics functions covering the United States and Canada, as well as banking activities covering the Americas.

Between 2001 and 2004, Ms. Ressel served at the U.S. Treasury first as Deputy Assistant Secretary for Management and Budget and then as Assistant Secretary for Management and Chief Financial Officer. Ms. Ressel was confirmed by the U.S. Senate and handles a broad array of management duties including finance & accounting, operational risk, audit and performance measurement along with information technology and infrastructure security.

Ms. Ressel currently serves as a member of the board of directors and as a member of the audit committee of ON Semiconductor Corporation, a publicly traded technology company. Ms. Ressel currently chairs their Corporate Governance and Nominating Committee. ON Semiconductor is a leading supplier of semiconductor-based solutions, many of which reduce global energy use. She has served on the ON Semiconductor board since 2012.

Ms. Ressel also currently serves as a member of the board of directors at Atlantic Power, a publicly traded company which owns and operates a diverse fleet of power generation across the United States and Canada. She serves on the audit committee and compensation committee and has been on the Atlantic Power board since 2014.

The Board believes that Ms. Ressel’s risk management and financial experience in both the private and public sectors benefits the Funds.

Dr. Larry Soll, Trustee

Dr. Larry Soll has been a member of the Board of Trustees of the Invesco Funds since 1997.

Formerly, Dr. Soll was Chairman of the Board (1987 to 1994), Chief Executive Officer (1982 to 1989; 1993 to 1994) and President (1982 to 1989) of Synergen Corp., a public company, and in such capacities supervised the activities of the Chief Financial Officer. Dr. Soll also has served as a director of three other public companies and as treasurer of a non-profit corporation. Dr. Soll currently serves as a trustee and a member of the Audit Committee of each of the funds within the Invesco Funds.

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The Board believes that Dr. Soll’s experience as a chairman of a public company benefits the Funds.

Ann Barnett Stern, Trustee

Ann Barnett Stern is currently the President and Chief Executive Officer of Houston Endowment Inc., a private philanthropic institution. She has served in this capacity since 2012. Formerly, Ms. Stern served in various capacities at Texas Children’s Hospital from 2003 to 2012, including General Counsel and Executive Vice President.

Ms. Stern is also currently a member of the Dallas Board of the Federal Reserve Bank of Dallas, a role she has held since 2013.

The Board believes that Ms. Stern’s knowledge of financial services and investment management and her experience as a director, and other professional experience gained through her prior employment benefit the Funds.

Raymond Stickel, Jr., Trustee

Raymond Stickel, Jr. has been a member of the Board of Trustees of the Invesco Funds since 2005.

Mr. Stickel retired after a 35-year career with Deloitte & Touche. For the last five years of his career, he was the managing partner of the investment management practice for the New York, New Jersey and Connecticut region. In addition to his management role, he directed audit and tax services for several mutual fund clients.

Mr. Stickel began his career with Touche Ross & Co. (the Firm) in Dayton, Ohio, became a partner in 1976 and managing partner of the office in 1985. He also started and developed an investment management practice in the Dayton office that grew to become a significant source of investment management talent for the Firm. In Ohio, he served as the audit partner on numerous mutual funds and on public and privately held companies in other industries. Mr. Stickel has also served on the Firm’s Accounting and Auditing Executive Committee.

The Board believes that Mr. Stickel’s experience as a partner in a large accounting firm working with investment managers and investment companies, and his status as an Audit Committee Financial Expert, benefits the Funds.

Robert C. Troccoli, Trustee

Robert C. Troccoli has been a member of the Board of Trustees of the Invesco Funds since 2016.

Mr. Troccoli retired in 2010 after a 39-year career with KPMG LLP. Since 2013 he has been an adjunct professor at the University of Denver’s Daniels College of Business.

Mr. Troccoli’s leadership roles during his career with KPMG included managing partner and partner in charge of the Denver office’s Financial Services Practice. He served regulated investment companies, investment advisors, private partnerships, private equity funds, sovereign wealth funds, and financial services companies. Toward the end of his career, Mr. Troccoli was a founding member of KPMG’s Private Equity Group in New York City, where he served private equity firms and sovereign wealth funds. Mr. Troccoli also served mutual fund clients along with several large private equity firms as Global Lead Partner of KPMG’s Private Equity Group.

The Board believes that Mr. Troccoli’s experience as a partner in a large accounting firm and his knowledge of investment companies, investment advisors, and private equity firms benefits the Funds.

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Christopher L. Wilson, Trustee

Christopher L. Wilson started a career in the investment management business in 1980. From 2004 to 2009, Mr. Wilson served as President and Chief Executive Officer of Columbia Funds, a mutual fund complex with over $350 billion in assets. Mr. Wilson is currently a Managing Partner of CT2, LLC, an early stage investing and consulting firm for start-up companies. He has served in this capacity since 2009.

From 2014 to 2016, Mr. Wilson served as a member of the Board of Directors of the mutual fund company managed by TDAM USA Inc., an affiliate of TD Bank, N.A.

Mr. Wilson also currently serves as a member of the Board of Directors of ISO New England, Inc., the company that establishes the wholesale electricity market and manages the electrical power grid in New England. Mr. Wilson is currently the chair of the Audit and Finance Committee, which also oversees cybersecurity, and a member of the systems planning committee of ISO-NE, Inc. He previously served as chair of the Human Resources and Compensation Committee and was a member of the Markets Committee. He has served on the ISO New England, Inc. board since 2011.

The Board believes that Mr. Wilson’s knowledge of financial services and investment management, his experience as a director and audit committee member of other companies, including a mutual fund company, and other professional experience gained through his prior employment benefit the Funds.

Management Information

The Trustees have the authority to take all actions that they consider necessary or appropriate in connection with management of the Trust, including, among other things, approving the investment objectives, investment policies and fundamental investment restrictions for the Funds. The Trust has entered into agreements with various service providers, including the Funds’ investment advisers, administrator, transfer agent, distributor and custodians, to conduct the day-to-day operations of the Funds. The Trustees are responsible for selecting these service providers, approving the terms of their contracts with the Funds, and exercising general oversight of these arrangements on an ongoing basis.

Certain Trustees and officers of the Trust are affiliated with Invesco and Invesco Ltd., the parent corporation of Invesco. All of the Trust’s executive officers hold similar offices with some or all of the other Trusts.

Leadership Structure and the Board of Trustees. The Board is currently composed of fifteen Trustees, including thirteen Trustees who are not “interested persons” of the Funds, as that term is defined in the 1940 Act (collectively, the Independent Trustees and each, an Independent Trustee). In addition to eight regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. As discussed below, the Board has established five standing committees – the Audit Committee, the Compliance Committee, the Governance Committee, the Investments Committee and the Valuation, Distribution and Proxy Oversight Committee (the Committees), to assist the Board in performing its oversight responsibilities.

The Board has appointed an Independent Trustee to serve in the role of Chairman. The Chairman’s primary role is to preside at meetings of the Board and act as a liaison with the Adviser and other service providers, officers, including the Senior Officer of the Trust, attorneys, and other Trustees between meetings. The Chairman also participates in the preparation of the agenda for the meetings of the Board, is active with mutual fund industry organizations, and may perform such other functions as may be requested by the Board from time to time. Except for any duties specified pursuant to the Trust’s Declaration of Trust or By-laws, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board generally.

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The Board believes that its leadership structure, including having an Independent Trustee as Chairman, allows for effective communication between the Trustees and management, among the Trustees and among the Independent Trustees. The existing Board structure, including its Committee structure, provides the Independent Trustees with effective control over Board governance while also allowing them to receive and benefit from insight from the two interested Trustees who are active officers of the Funds’ investment adviser. The Board’s leadership structure promotes dialogue and debate, which the Board believes allows for the proper consideration of matters deemed important to the Funds and their shareholders and results in effective decision-making.

Risk Oversight. The Board considers risk management issues as part of its general oversight responsibilities throughout the year at its regular meetings and at regular meetings of its Committees. Invesco prepares regular reports that address certain investment, valuation and compliance matters, and the Board as a whole or the Committees also receive special written reports or presentations on a variety of risk issues at the request of the Board, a Committee or the Senior Officer.

The Audit Committee is apprised by, and discusses with, management its policies on risk assessment and risk management. Such discussion includes a discussion of the guidelines governing the process by which risks are assessed and managed and an identification of each Fund’s major financial risk exposures. In addition, the Audit Committee meets regularly with representatives of Invesco Ltd.’s internal audit group to review reports on their examinations of functions and processes within Invesco that affect the Funds.

The Compliance Committee receives regular compliance reports prepared by Invesco’s compliance group and meets regularly with the Fund’s Chief Compliance Officer (CCO) to discuss compliance issues, including compliance risks. The Compliance Committee has recommended and the Board has adopted compliance policies and procedures for the Funds and for the Funds’ service providers. The compliance policies and procedures are designed to detect, prevent and correct violations of the federal securities laws.

The Governance Committee monitors the composition of the Board and each of its Committees and monitors the qualifications of the Trustees to ensure adherence to certain governance undertakings applicable to the Funds. In addition, the Governance Committee oversees an annual self-assessment of the Board and addresses governance risks, including insurance and fidelity bond matters, for the Trust.

The Investments Committee and its sub-committees receive regular written reports describing and analyzing the investment performance of the Funds. In addition, Invesco’s Chief Investment Officers and the portfolio managers of the Funds meet regularly with the Investments Committee or its sub-committees to discuss portfolio performance, including investment risk, such as the impact on the Funds of investments in particular types of securities or instruments, such as derivatives. To the extent that a Fund changes a particular investment strategy that could have a material impact on the Fund’s risk profile, the Board generally is consulted in advance with respect to such change.

The Valuation, Distribution and Proxy Oversight Committee monitors fair valuation of portfolio securities based on management reports that include explanations of the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid securities in Fund portfolios.

Committee Structure

The members of the Audit Committee are Messrs. Arch, Bunch, Crockett, Stickel (Chair), Troccoli (Vice Chair), Mss. Hostetler and Ressel and Dr. Soll. The Audit Committee performs a number of functions with respect to the oversight of the Funds’ accounting and financial reporting, including: (i) assisting the Board with its oversight of the qualifications, independence and performance of the independent registered public accountants; (ii) appointing independent registered public accountants for the Funds; (iii) to the extent required, pre-approving certain audit and permissible non-audit services; (iv)

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overseeing the financial reporting process for the Funds; and (v) assisting the Board with its oversight of the integrity of the Funds’ financial statements and compliance with legal and regulatory requirements. During the fiscal year ended August 31, 2016, the Audit Committee held twelve meetings.

The members of the Compliance Committee are Messrs. Arch (Vice Chair), Bunch, Stickel, Troccoli and Wilson, Ms. Ressel and Dr. Soll (Chair). The Compliance Committee performs a number of functions with respect to compliance matters, including: (i) if requested by the Board, reviewing and making recommendations concerning the qualifications, performance and compensation of the Funds’ Chief Compliance Officer and Senior Officer; (ii) reviewing recommendations and reports made by the Chief Compliance Officer or Senior Officer of the Funds regarding compliance matters; (iii) overseeing compliance policies and procedures of the Funds and their service providers; and (iv) overseeing potential conflicts of interest that are reported to the Compliance Committee by Invesco, the Chief Compliance Officer, or the Senior Officer. During the fiscal year ended August 31, 2016, the Compliance Committee held five meetings.

The members of the Governance Committee are Messrs. Crockett and Fields (Chair), Mss. Hostetler and Stern and Drs. Jones and Mathai-Davis (Vice Chair). The Governance Committee performs a number of functions with respect to governance, including: (i) nominating persons to serve as Independent Trustees and as members of each Committee, and nominating the Chair of the Board and the Chair and Vice Chair of each Committee; (ii) reviewing and making recommendations to the full Board regarding the size and composition of the Board and the compensation payable to the Independent Trustees; and (iii) overseeing the annual self-evaluation of the performance of the Board and its Committees. During the fiscal year ended August 31, 2016, the Governance Committee held six meetings.

The Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and (ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. Notice procedures set forth in the Trust’s bylaws require that any shareholder of a Fund desiring to nominate a candidate for election at a shareholder meeting must provide certain information about itself and the candidate, and must submit to the Trust’s Secretary the nomination in writing not later than the close of business on the later of the 90th day, nor earlier than the close of business on the 120th day, prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date or if the Trust has not previously held an annual meeting, notice by the Shareholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made by the Trust.

The members of the Investments Committee are Messrs. Arch (Vice Chair), Bunch (Chair), Crockett, Fields, Flanagan, Stickel, Taylor,Troccoli (Vice Chair) and Wilson, Mss. Hostetler, Ressel and Stern and Drs. Jones (Vice Chair), Mathai-Davis and Soll. The Investments Committee’s primary purposes are to assist the Board in its oversight of the investment management services provided by Invesco and the Sub-Advisers and to periodically review Fund performance information. During the fiscal year ended August 31, 2016, the Investments Committee held six meetings.

The Investments Committee has established three Sub-Committees and delegated to the Sub-Committees responsibility for, among other matters: (i) reviewing the performance of the Funds that have been assigned to a particular Sub-Committee (for each Sub-Committee, the Designated Funds), unless the Investments Committee takes such action directly; and (ii) reviewing with the applicable portfolio managers from time to time the investment objective(s), policies, strategies, risks and limitations of the Designated Funds.

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The members of the Valuation, Distribution and Proxy Oversight Committee are Messrs. Fields, and Wilson, Ms. Stern and Drs. Jones (Vice Chair) and Mathai-Davis (Chair). The Valuation, Distribution and Proxy Oversight Committee performs a number of functions with respect to valuation, distribution and proxy voting, including: (i) reviewing reports and making recommendations to the full Board regarding the Funds’ valuation and liquidity methods and determinations, and annually approving and making recommendations to the full Board regarding pricing procedures and procedures for determining the liquidity of securities; (ii) reviewing Invesco’s annual report evaluating the pricing vendors, and approving and recommending that the full Board approve changes to pricing vendors and pricing methodologies; (iii) reviewing reports and making recommendations to the full Board regarding mutual fund distribution and marketing channels and expenditures; and (iv) reviewing reports and making recommendations to the full Board regarding proxy voting guidelines, policies and procedures. During the fiscal year ended August 31, 2016, the Valuation, Distribution and Proxy Oversight Committee held six meetings.

Trustee Ownership of Fund Shares

The dollar range of equity securities beneficially owned by each trustee (i) in the Funds and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the Invesco Funds complex, is set forth in Appendix C.

Compensation

Each Trustee who is not affiliated with Invesco is compensated for his or her services according to a fee schedule that recognizes the fact that such Trustee also serves as a Trustee of other Invesco Funds. Each such Trustee receives a fee, allocated among the Invesco Funds for which he or she serves as a Trustee that consists of an annual retainer component and a meeting fee component. The Chair of the Board and of each Committee and Sub-Committee receive additional compensation for their services.

Information regarding compensation paid or accrued for each Trustee of the Trust who was not affiliated with Invesco during the year ended December 31, 2016 is found in Appendix D. Appendix D also provides information regarding compensation paid to Russell Burk, the Funds’ Senior Vice President and Senior Officer, during the year ended December 31, 2016.

Retirement Policy

The Trustees have adopted a retirement policy that permits each Trustee to serve until December 31 of the year in which the Trustee turns 75.

Pre-Amendment Retirement Plan For Trustees

The Trustees have adopted a Retirement Plan for the Trustees who are not affiliated with the Adviser. A description of the pre-amendment Retirement Plan follows. Annual retirement benefits are available from the Funds and/or the other Invesco Funds for which a Trustee serves (each, a Covered Fund), for each Trustee who is not an employee or officer of the Adviser, who either (a) became a Trustee prior to December 1, 2008, and who has at least five years of credited service as a Trustee (including service to a predecessor fund) of a Covered Fund, or (b) was a member of the Board of Trustees of a Van Kampen Fund immediately prior to June 1, 2010 (Former Van Kampen Trustee), and has at least one year of credited service as a Trustee of a Covered Fund after June 1, 2010.

For Trustees other than Former Van Kampen Trustees, effective January 1, 2006, for retirements after December 31, 2005, the retirement benefits will equal 75% of the Trustee’s annual retainer paid to or accrued by any Covered Fund with respect to such Trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the Trustee. The amount of the annual retirement benefit does not include additional compensation paid for Board meeting fees or compensation paid to the Chair of the Board and the Chairs and Vice Chairs of certain Board committees, whether such amounts are paid directly to the Trustee or deferred. The annual retirement benefit is payable in quarterly installments

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for a number of years equal to the lesser of (i) sixteen years or (ii) the number of such Trustee’s credited years of service. If a Trustee dies prior to receiving the full amount of retirement benefits, the remaining payments will be made to the deceased Trustee’s designated beneficiary for the same length of time that the Trustee would have received the payments based on his or her service or, if the Trustee has elected, in a discounted lump sum payment. A Trustee must have attained the age of 65 (60 in the event of disability) to receive any retirement benefit. A Trustee may make an irrevocable election to commence payment of retirement benefits upon retirement from the Board before age 72; in such a case, the annual retirement benefit is subject to a reduction for early payment.

If the Former Van Kampen Trustee completes at least 10 years of credited service after June 1, 2010, the retirement benefit will equal 75% of the Former Van Kampen Trustee’s annual retainer paid to or accrued by any Covered Fund with respect to such Trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and such Trustee. The amount of the annual retirement benefit does not include additional compensation paid for Board meeting fees or compensation paid to the Chair of the Board and the Chairs and Vice Chairs of certain Board committees, whether such amounts are paid directly to the Trustee or deferred. The annual retirement benefit is payable in quarterly installments for 10 years beginning after the later of the Former Van Kampen Trustee’s termination of service or attainment of age 72 (or age 60 in the event of disability or immediately in the event of death). If a Former Van Kampen Trustee dies prior to receiving the full amount of retirement benefits, the remaining payments will be made to the deceased Trustee’s designated beneficiary or, if the Trustee has elected, in a discounted lump sum payment.

If the Former Van Kampen Trustee completes less than 10 years of credited service after June 1, 2010, the retirement benefit will be payable at the applicable time described in the preceding paragraph, but will be paid in two components successively. For the period of time equal to the Former Van Kampen Trustee’s years of credited service after June 1, 2010, the first component of the annual retirement benefit will equal 75% of the compensation amount described in the preceding paragraph. Thereafter, for the period of time equal to the Former Van Kampen Trustee’s years of credited service after June 1, 2010, the second component of the annual retirement benefit will equal the excess of (x) 75% of the compensation amount described in the preceding paragraph, over (y) $68,041 plus an interest factor of 4% per year compounded annually measured from June 1, 2010 through the first day of each year for which payments under this second component are to be made. In no event, however, will the retirement benefits under the two components be made for a period of time greater than 10 years. For example, if the Former Van Kampen Trustee completes 7 years of credited service after June 1, 2010, he or she will receive 7 years of payments under the first component and thereafter 3 years of payments under the second component, and if the Former Van Kampen Trustee completes 4 years of credited service after June 1, 2010, he or she will receive 4 years of payments under the first component and thereafter 4 years of payments under the second component.

Amendment of Retirement Plan and Conversion to Defined Contribution Plan

The Trustees approved an amendment to the Retirement Plan to convert it to a defined contribution plan for active Trustees (the Amended Plan). Under the Amended Plan, the benefit amount was amended for each active Trustee to the present value of the Trustee’s existing retirement plan benefit as of December 31, 2013 (the Existing Plan Benefit) plus the present value of retirement benefits expected to be earned under the Retirement Plan through the end of the calendar year in which the Trustee attained age 75 (the Expected Future Benefit and, together with the Existing Plan Benefit, the Accrued Benefit). On the conversion date, the Covered Funds established bookkeeping accounts in the amount of their pro rata share of the Accrued Benefit, which is deemed to be invested in one or more Invesco Funds selected by the participating Trustees. Such accounts will be adjusted from time to time to reflect deemed investment earnings and losses. Each Trustee’s Accrued Benefit is not funded and, with respect to the payments of amounts held in the accounts, the participating Trustees have the status of unsecured creditors of the Covered Funds. Trustees will be paid the adjusted account balance under the Amended Plan in quarterly installments for the same period as described above.

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Deferred Compensation Agreements

Three retired Trustees, as well as Messrs. Crockett, Fields and Dr. Mathai-Davis (for purposes of this paragraph only, the Deferring Trustees) have each executed a Deferred Compensation Agreement (collectively, the Compensation Agreements). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Funds, and such amounts are placed into a deferral account and deemed to be invested in one or more Invesco Funds selected by the Deferring Trustees.

Distributions from these deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Funds and of each other Invesco Fund from which they are deferring compensation.

Purchase of Class A Shares of the Funds at Net Asset Value

The Trustees and certain other affiliated persons of the Trust may purchase Class A shares of the Invesco Funds without paying an initial sales charge. Invesco Distributors permits such purchases because there is a reduced sales effort involved in sales to such purchasers, thereby resulting in relatively low expenses of distribution.

Purchases of Class Y Shares of the Funds

The Trustees and certain other affiliated persons of the Trust may purchase Class Y shares of the Invesco Funds.

Code of Ethics

Invesco, the Trust, Invesco Distributors and the Sub-Advisers each have adopted a Code of Ethics that applies to all Invesco Fund trustees and officers, and employees of Invesco, the Sub-Advisers and their affiliates, and governs, among other things, the personal trading activities of all such persons. Unless specifically noted, each Sub-Advisers’ Codes of Ethics do not materially differ from Invesco’s Code of Ethics discussed below. The Code of Ethics is intended to address conflicts of interest with the Trust that may arise from personal trading, including personal trading in most of the Invesco Funds. Personal trading, including personal trading involving securities that may be purchased or held by an Invesco Fund, is permitted under the Code of Ethics subject to certain restrictions; however, employees are required to pre-clear security transactions with the Compliance Officer or a designee and to report transactions on a regular basis.

Proxy Voting Policies

Invesco has adopted its own specific Proxy Voting Policies.

The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the following Adviser/Sub-Adviser(s):

Fund	Adviser/Sub-Adviser
Invesco Core Plus Bond Fund	Invesco Advisers, Inc.
Invesco Floating Rate Fund	Invesco Advisers, Inc.
Invesco Global Real Estate Income Fund	Invesco Advisers, Inc.
Invesco Low Volatility Equity Yield Fund	Invesco Advisers, Inc.
Invesco Short Duration High Yield Municipal Fund	Invesco Advisers, Inc.

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Invesco Strategic Real Return Fund	Invesco Advisers, Inc.

Invesco (the Proxy Voting Entity) will vote such proxies in accordance with the proxy policies and procedures, as outlined above, which have been reviewed and approved by the Board, and which are found in Appendix E. Any material changes to the proxy policies and procedures will be submitted to the Board for approval. The Board will be supplied with a summary quarterly report of each Fund’s proxy voting record. Information regarding how the Funds voted proxies related to their portfolio securities during the 12 months ended June 30, 2016 is available without charge at our web site, www.invesco.com/us. This information is also available at the SEC web site http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Information about the ownership of each Fund’s Class T shares by beneficial or record owners of such Fund and ownership of Fund shares by trustees and officers as a group is found in Appendix F. A shareholder who owns beneficially 25% or more of the outstanding shares of a Fund is presumed to “control” that Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

Invesco serves as the Funds’ investment adviser. The Adviser manages the investment operations of the Funds as well as other investment portfolios that encompass a broad range of investment objectives, and has agreed to perform or arrange for the performance of the Funds’ day-to-day management. The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976. Invesco is an indirect, wholly owned subsidiary of Invesco Ltd. Invesco Ltd. and its subsidiaries are an independent global investment management group. Certain of the directors and officers of Invesco are also executive officers of the Trust and their affiliations are shown under “Management Information” herein.

As investment adviser, Invesco supervises all aspects of the Funds’ operations and provides investment advisory services to the Funds. Invesco obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds. The Master Investment Advisory Agreement (Advisory Agreement) provides that, in fulfilling its responsibilities, Invesco may engage the services of other investment managers with respect to one or more of the Funds. The investment advisory services of Invesco are not exclusive and Invesco is free to render investment advisory services to others, including other investment companies.

Pursuant to an administrative services agreement with the Funds, Invesco is also responsible for furnishing to the Funds, at Invesco’s expense, the services of persons believed to be competent to perform all supervisory and administrative services required by the Funds, which in the judgment of the trustees, are necessary to conduct the respective businesses of the Funds effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of each Fund’s accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.

The Advisory Agreement provides that each Fund will pay or cause to be paid all expenses of such Fund not assumed by Invesco, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of each Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds’ shareholders.

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Invesco, at its own expense, furnishes to the Trust office space and facilities. Invesco furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares.

Pursuant to its Advisory Agreement with the Trust, Invesco receives a monthly fee from each Fund calculated at the annual rates indicated in the second column below, based on the average daily net assets of each Fund during the year. Each Fund allocates advisory fees to a class based on the relative net assets of each class.

Fund	Annual Rate/Net Asset Per Advisory Agreement
Invesco Core Plus Bond Fund	0.450% on the first $500M 0.425% on the next $500M 0.400% on the next $1.5B 0.375% on the next $2.5B 0.350% on amounts over $5B

Invesco Floating Rate Fund	0.65% of the first $500 M 0.60% of the next $4.5B 0.575% of the next $5B 0.55% of amount over $10B

Invesco Global Real Estate Income Fund	0.75% of the first $250M 0.74% of the next $250M 0.73% of the next $500M 0.72% of the next $1.5B 0.71% of the next $2.5B 0.70% of the next $2.5B 0.69% of the next $2.5B 0.68% of the excess over $10B

Invesco Low Volatility Equity Yield Fund	0.60% of the first $250M 0.575% of the next $250M 0.55% of the next $500M 0.525% of the next $1.5B 0.50% of the next $2.5B 0.475% of the next $2.5B 0.45% of the next $2.5B 0.425% of excess over $10B

Invesco Short Duration High Yield Municipal Fund	0.50% of the first $300 M 0.46% of the next $300 M 0.42% of the excess over $600 M

Invesco Strategic Real Return Fund	0.40% of the first $1B 0.35% of the next $2.5B 0.33% of amount over $3.5B

Invesco may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, Invesco will retain its ability to be reimbursed for such fee prior to the end of each fiscal year.

Invesco has contractually agreed effective April 30, 2014 to waive management fees for Invesco Strategic Real Return Fund. Such contractual fee waivers or reductions are set forth in the Fee Table to the Fund’s Prospectus. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2018. During this term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board.

Invesco has contractually agreed through at least June 30, 2018, to waive advisory fees payable by each Fund in an amount equal to 100% of the net advisory fee Invesco receives from the Affiliated Money Market Funds as a result of each Fund’s investment of uninvested cash in the Affiliated Money

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Market Funds. See “Description of the Funds and Their Investments and Risks – Investment Strategies and Risks – Other Investments – Other Investment Companies.”

Invesco also has contractually agreed through at least June 30, 2018 to waive advisory fees or reimburse expenses to the extent necessary to limit the total annual fund operating expenses (excluding (i) interest; (ii) taxes; (iii) dividend expenses on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) for the following Funds’ shares:

Fund	Expense Limitation
Invesco Core Plus Bond Fund Class A Shares Class B Shares Class C Shares Class R Shares Class Y Shares Class R5 Shares Class R6 Shares Class T Shares	Expires June 30, 2018 0.75 1.50 1.50 1.00 0.50 0.50 0.50 0.75	% % % % % % % %

Invesco Floating Rate Fund Class A Shares Class C Shares Class R Shares Class Y Shares Class R5 Shares Class R6 Shares Class T Shares	1.50 2.00 1.75 1.25 1.25 1.25 1.50	% % % % % % %

Invesco Global Real Estate Income Fund Class A Shares Class B Shares Class C Shares Class Y Shares Class R5 Shares Class R6 Shares Class T Shares	2.00 2.75 2.75 1.75 1.75 1.75 2.00	% % % % % % %

Invesco Low Volatility Equity Yield Fund Class A Shares Class B Shares Class C Shares Class R Shares Class Y Shares Investor Class Shares Class R5 Shares Class R6 Shares Class T Shares	2.00 2.75 2.75 2.25 1.75 2.00 1.75 1.75 2.00	% % % % % % % % %

Invesco Short Duration High Yield Municipal Fund Class A Shares	0.79%

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Class C Shares Class Y Shares Class R5 Shares Class R6 Shares Class T Shares	1.54 0.54 0.54 0.54 0.79	% % % % %

Invesco Strategic Real Return Fund

Class A Shares	0.82% less net AFFE[1]
Class C Shares	1.57% less net AFFE[1]
Class R Shares	1.07% less net AFFE[1]
Class R5 Shares	0.57% less net AFFE[1]
Class R6 Share	0.57% less net AFFE[1]
Class Y Shares	0.57% less net AFFE[1]
Class T Shares	0.82% less net AFFE[1]

Acquired Fund Fees and Expenses are not operating expenses of the Funds directly, but are fees and expenses, including management fees of the investment companies in which the Funds invest. As a result, the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement may exceed a Fund’s expense limit.

If applicable, such contractual fee waivers or reductions are set forth in the fee table to each Fund’s Prospectus. Unless Invesco continues the fee waiver agreements, they will terminate as indicated above. During their terms, the fee waiver agreements cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board.

The management fees payable by each Fund for the last three fiscal years ended August 31 are found in Appendix G.

Investment Sub-Advisers

Invesco has entered into a Sub-Advisory Agreement with certain affiliates to serve as sub-advisers to each Fund, pursuant to which these affiliated sub-advisers may be appointed by Invesco from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Funds. These affiliated sub-advisers, each of which is a registered investment adviser under the Investment Advisers Act of 1940 Advisers Act are:

Invesco Asset Management Deutschland Gmbh (Invesco Deutschland)

Invesco Asset Management Limited (Invesco Asset Management)

Invesco Asset Management (Japan) Limited (Invesco Japan)

Invesco Canada Ltd. (Invesco Canada)

Invesco Hong Kong Limited (Invesco Hong Kong)

[1]	Acquired Fund Fees and Expenses (“AFFE”) will be calculated as of the Fund’s fiscal year end according to instruction 3(f) of Item 3 of Form N-1A. “Net AFFE” will be calculated by subtracting any waivers by Invesco associated with investments in affiliated funds, such as investments in affiliated money market funds, from the AFFE calculated in accordance with the preceding sentence. For clarity, the NET AFFE calculated as of the Fund’s fiscal year end will be used throughout the waiver period in establishing the Fund’s waiver amount, regardless of whether actual AFFE is more or less during the waiver period.

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Invesco PowerShares Capital Management LLC (Invesco PowerShares) (only for Invesco Strategic Real Return Fund)

Invesco Senior Secured Management, Inc. (Invesco Senior Secured)

Invesco has also entered into a Sub-Advisory Agreement with another affiliate, Invesco PowerShares Capital Management LLC (Invesco PowerShares), also a registered investment adviser under the Advisers Act, to provide discretionary investment management services, investment advice, and/or order execution services to Invesco Floating Rate Fund, Invesco Short Duration High Yield Municipal Fund and Invesco Strategic Real Return Fund.

Invesco has also entered into a Sub-Advisory Agreement with another affiliate, Invesco Asset Management (India) Private Limited (Invesco India), also a registered investment adviser under the Advisers Act, to provide discretionary investment management services, investment advice, and/or order execution services to Invesco Floating Rate Fund, Invesco Short Duration High Yield Municipal Fund and Invesco Strategic Real Return Fund.

Invesco and each Sub-Adviser (collectively, the Sub-Advisers) are indirectly wholly owned subsidiaries of Invesco Ltd.

The only fees payable to the Sub-Advisers under the Sub-Advisory Agreement are for providing discretionary investment management services. For such services, Invesco will pay each Sub-Adviser a fee, computed daily and paid monthly, equal to (i) 40% of the monthly compensation that Invesco receives from the Trust, multiplied by (ii) the fraction equal to the net assets of such Fund as to which such Sub-Adviser shall have provided discretionary investment management services for that month divided by the net assets of such Fund for that month. Pursuant to the Sub-Advisory Agreement, this fee is reduced to reflect contractual or voluntary fee waivers or expense limitations by Invesco, if any, in effect from time to time. In no event shall the aggregate monthly fees paid to the Sub-Advisers under the Sub-Advisory Agreement exceed 40% of the monthly compensation that Invesco receives from the Trust pursuant to its advisory agreement with the Trust, as reduced to reflect contractual or voluntary fees waivers or expense limitations by Invesco, if any.

Portfolio Managers

Appendix H contains the following information regarding the portfolio managers identified in each Fund’s prospectus:

•	The dollar range of the managers’ investments in each Fund.

•	A description of the managers’ compensation structure.

•	Information regarding other accounts managed by the manager and potential conflicts of interest that might arise from the management of multiple accounts.

Securities Lending Arrangements

If a Fund engages in securities lending, Invesco will provide the Fund investment advisory services and related administrative services. The Advisory Agreement describes the administrative services to be rendered by Invesco if a Fund engages in securities lending activities, as well as the compensation Invesco may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the agent) in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with Invesco’s instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

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The Advisory Agreement authorizes Invesco to receive a separate fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund for the administrative services that Invesco renders in connection with securities lending. Invesco has contractually agreed, however, not to charge this fee and to obtain Board approval prior to charging such a fee in the future.

Service Agreements

Administrative Services Agreement. Invesco and the Trust have entered into a Master Administrative Services Agreement (Administrative Services Agreement) pursuant to which Invesco may perform or arrange for the provision of certain accounting and other administrative services to each Fund which are not required to be performed by Invesco under the Advisory Agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Board, including the independent trustees, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, Invesco is entitled to receive from the Funds reimbursement of its costs or such reasonable compensation. Currently, Invesco is reimbursed for the services of the Trust’s principal financial officer and her staff and any expenses related to fund accounting services.

Administrative services fees paid to Invesco by each Fund for the last three fiscal years ended August 31 are found in Appendix I.

Other Service Providers

Transfer Agent. Invesco Investment Services, Inc., (Invesco Investment Services), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173, a wholly owned subsidiary of Invesco Ltd., is the Trust’s transfer agent.

The Transfer Agency and Service Agreement (the TA Agreement) between the Trust and Invesco Investment Services provides that Invesco Investment Services will perform certain services related to the servicing of shareholders of the Funds. Other such services may be delegated or sub-contracted to third party intermediaries. For servicing accounts holding Class A, A2, AX, B, BX, C, CX, P, R, RX, S, T, Y, Invesco Cash Reserve and Investor Class shares, as applicable, the TA Agreement provides that the Trust, on behalf of the Funds, will pay Invesco Investment Services an annual fee per open shareholder account plus certain out of pocket expenses. This fee is paid monthly at the rate of 1/12 of the annual rate and is based upon the number of open shareholder accounts during each month. For servicing accounts holding Class R5 and R6 shares, as applicable, the TA Agreement provides that the Trust, on behalf of the Funds, will pay Invesco Investment Services a fee per trade executed, to be billed monthly, plus certain out-of-pocket expenses. In addition, all fees payable by Invesco Investment Services or its affiliates to third party intermediaries who service accounts pursuant to sub-transfer agency, omnibus account services, and sub-accounting agreements are charged back to the Funds, subject to certain limitations approved by the Board of the Trust. These payments are made in consideration of services that would otherwise be provided by Invesco Investment Services if the accounts serviced by such intermediaries were serviced by Invesco Investment Services directly. For more information regarding such payments to intermediaries, see the discussion under “Sub-Accounting and Networking Support Payments” found in Appendix L.

Sub-Transfer Agent. Invesco Canada, 5140 Yonge Street, Suite 800, Toronto, Ontario M2N6X7, a wholly owned, indirect subsidiary of Invesco Ltd., provides services to the Trust as a sub-transfer agent, pursuant to an agreement between Invesco Canada and Invesco Investment Services. The Trust does not pay a fee to Invesco Canada for these services. Rather Invesco Canada is compensated by Invesco Investment Services, as a sub-contractor.

Custodian. State Street Bank and Trust Company (the Custodian), 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Funds. JP Morgan Chase Bank of Texas, N.A., 712 Main Street, Houston, Texas 77002, serves as sub-custodian for purchases of shares of

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Invesco Floating Rate Fund. The Bank of New York Mellon, 2 Hanson Place, Brooklyn, New York 11217-1431, also serves as sub-custodian to facilitate cash management.

The Custodian and sub-custodians are authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Funds to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories. Invesco is responsible for selecting eligible foreign securities depositories and for assessing the risks associated with investing in foreign countries, including the risk of using eligible foreign securities’ depositories in a country. The Custodian is responsible for monitoring eligible foreign securities depositories.

Under its contract with the Trust, the Custodian maintains the portfolio securities of the Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of the Funds and performs other ministerial duties. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets.

Independent Registered Public Accounting Firm. The Funds’ independent registered public accounting firm is responsible for auditing the financial statements of the Funds. The Audit Committee of the Board has appointed PricewaterhouseCoopers LLP, 1000 Louisiana St., Suite 5800, Houston, Texas 77002 as the independent registered public accounting firm to audit the financial statements of the Funds. Such appointment was ratified and approved by the Board. In connection with the audit of the 2016 financial statements, the Funds entered into an engagement letter with PricewaterhouseCoopers LLP. The terms of the engagement letter required by PricewaterhouseCoopers LLP, and agreed to by the Funds’ Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided thereunder.

Counsel to the Trust. Legal matters for the Trust have been passed upon by Stradley Ronon Stevens  & Young, LLP, 2005 Market Street, Suite 2600, Philadelphia, Pennsylvania 19103-7018.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Sub-Advisers have adopted compliance procedures that cover, among other items, brokerage allocation and other trading practices. If all or a portion of a Fund’s assets are managed by one or more Sub-Advisers, the decision to buy and sell securities and broker selection will be made by the Sub-Adviser for the assets it manages. Unless specifically noted, the Sub-Advisers’ brokerage allocation procedures do not materially differ from Invesco Advisers, Inc.’s procedures.

Brokerage Transactions

Placing trades generally involves acting on portfolio manager instructions to buy or sell a specified amount of portfolio securities, including selecting one or more broker-dealers, including affiliated and third-party broker-dealers, to execute the trades, and negotiating commissions and spreads. Various Invesco Ltd. subsidiaries have created a global equity trading desk. The global equity trading desk has assigned local traders in six primary trading centers to place equity securities trades in their regions. Invesco Advisers’ Americas desk, located in Atlanta, Houston and Toronto, generally places trades of equity securities trading in North America, Canada and Latin America; the Hong Kong desk of Invesco Hong Kong (the “Hong Kong Desk”) generally places trades of equity securities in the Asia-Pacific markets, except Japan and Australia; the Japan trading desk of Invesco Japan generally places trades of equity securities in the Japanese markets; the London trading desk of Invesco Asset Management Limited (the “London Desk”) generally places trades of equity securities in European, Middle Eastern and African countries; the Australia desk, located in Sydney and Melbourne, for the execution of orders of equity securities trading in the Australian and New Zealand markets; and the Taipei desk, located in Taipei, for the execution of orders of securities trading in the Chinese market. Invesco, Invesco Canada, Invesco Japan, Invesco Deutschland, Invesco Hong Kong and Invesco Asset Management use the global

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equity trading desk to place equity trades. Other Sub-Advisers may use the global equity trading desk in the future. The trading procedures for the global trading desks are similar in all material respects.

References in the language below to actions by Invesco or a Sub-Adviser (other than Invesco Canada or Invesco Japan) making determinations or taking actions related to equity trading include these entities’ delegation of these determinations/actions to the Americas Desk, the Hong Kong Desk, and the London Desk. Even when trading is delegated by Invesco or a Sub-Adviser to the various arms of the global equity trading desk, Invesco or a Sub-Adviser that delegates trading is responsible for oversight of this trading activity.

Invesco or the Sub-Advisers make decisions to buy and sell securities for each Fund, selects broker-dealers (each, a Broker), effects the Funds’ investment portfolio transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. Invesco’s and the Sub-Advisers’ primary consideration in effecting a security transaction is to obtain best execution, which is defined as prompt and efficient execution of the transaction at the best obtainable price with payment of commissions, mark-ups or mark-downs which are reasonable in relation to the value of the brokerage services provided by the Broker. While Invesco or the Sub-Advisers seek reasonably competitive commission rates, the Funds may not pay the lowest commission or spread available. See “Broker Selection” below.

Some of the securities in which the Funds invest are traded in over-the-counter markets. Portfolio transactions in such markets may be affected on a principal basis at net prices without commissions, but which include compensation to the Broker in the form of a mark-up or mark-down, or on an agency basis, which involves the payment of negotiated brokerage commissions to the Broker, including electronic communication networks. Purchases of underwritten issues, which include initial public offerings and secondary offerings, include a commission or concession paid by the issuer (not the Funds) to the underwriter. Purchases of money market instruments may be made directly from issuers without the payment of commissions.

Historically, Invesco and the Sub-Advisers did not negotiate commission rates on stock markets outside the United States. In recent years many overseas stock markets have adopted a system of negotiated rates; however, a number of markets maintain an established schedule of minimum commission rates.

In some cases, Invesco may decide to place trades on a “blind principal bid” basis, which involves combining all trades for one or more portfolios into a single basket, and generating a description of the characteristics of the basket for provision to potential executing brokers. Based on the trade characteristics information provided by Invesco, these brokers submit bids for executing all of the required trades at the market close price for a specific commission. Invesco generally selects the broker with the lowest bid to execute these trades.

Brokerage commissions paid during the last three fiscal years ended August 31 are found in Appendix J.

Commissions

The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an Invesco Fund, provided the conditions of an exemptive order received by the Invesco Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to certain other Invesco Funds or other accounts (and may invest in the Affiliated Money Market Funds) provided the Funds follow procedures adopted by the Boards of the various Invesco Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

Broker Selection

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Invesco’s or the Sub-Advisers’ primary consideration in selecting Brokers to execute portfolio transactions for a Fund is to obtain best execution. In selecting a Broker to execute a portfolio transaction in equity securities for a Fund, Invesco or the Sub-Advisers consider the full range and quality of a Broker’s services, including the value of research and/or brokerage services provided, execution capability, commission rate, and willingness to commit capital, anonymity and responsiveness. Invesco’s and the Sub-Advisers’ primary consideration when selecting a Broker to execute a portfolio transaction in fixed income securities for a Fund is the Broker’s ability to deliver or sell the relevant fixed income securities; however, Invesco and the Sub-Advisers will also consider the various factors listed above. In each case, the determinative factor is not the lowest commission or spread available but whether the transaction represents the best qualitative execution for the Fund. Invesco and the Sub-Advisers will not select Brokers based upon their promotion or sale of Fund shares.

In choosing Brokers to execute portfolio transactions for the Funds, Invesco or the Sub-Advisers may select Brokers that are not affiliated with Invesco that provide brokerage and/or research services (Soft Dollar Products) to the Funds and/or the other accounts over which Invesco and its affiliates have investment discretion. Section 28(e) of the Securities Exchange Act of 1934, as amended, provides that Invesco or the Sub-Advisers, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e)(1), Invesco or the Sub-Advisers must make a good faith determination that the commissions paid are “reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [Invesco’s or the Sub-Advisers’] overall responsibilities with respect to the accounts as to which [it] exercises investment discretion.” The services provided by the Broker also must lawfully and appropriately assist Invesco or the Sub-Advisers in the performance of its investment decision-making responsibilities. Accordingly, a Fund may pay a Broker commissions higher than those available from another Broker in recognition of the Broker’s provision of Soft Dollar Products to Invesco or the Sub-Advisers.

Invesco and the Sub-Advisers face a potential conflict of interest when they use client trades to obtain Soft Dollar Products. This conflict exists because Invesco and the Sub-Advisers are able to use the Soft Dollar Products to manage client accounts without paying cash for the Soft Dollar Products, which reduces Invesco’s or the Sub-Advisers’ expenses to the extent that Invesco or the Sub-Advisers would have purchased such products had they not been provided by Brokers. Section 28(e) permits Invesco or the Sub-Advisers to use Soft Dollar Products for the benefit of any account it manages. Certain Invesco-managed accounts (or accounts managed by the Sub-Advisers) may generate soft dollars used to purchase Soft Dollar Products that ultimately benefit other Invesco Advisers, Inc. managed accounts (or Sub-Adviser-managed accounts), effectively cross subsidizing the other Invesco-managed accounts (or the other Sub-Adviser-managed accounts) that benefit directly from the product. Invesco or the Sub-Advisers may not use all of the Soft Dollar Products provided by Brokers through which a Fund effects securities transactions in connection with managing the Fund whose trades generated the soft dollars used to purchase such products.

Invesco presently engages in the following instances of cross-subsidization:

Fixed income funds normally do not generate soft dollar commissions to pay for Soft Dollar Products. Therefore, soft dollar commissions used to pay for Soft Dollar Products which are used to manage certain fixed income Invesco Funds are generated entirely by equity Invesco Funds and other equity client accounts managed by Invesco. In other words, certain fixed income Invesco Funds are cross-subsidized by the equity Invesco Funds in that the fixed income Invesco Funds receive the benefit of Soft Dollar Products services for which they do not pay. Similarly, other accounts managed by Invesco or certain of its affiliates may benefit from Soft Dollar Products services for which they do not pay.

Invesco and the Sub-Advisers attempt to reduce or eliminate the potential conflicts of interest concerning the use of Soft Dollar Products by directing client trades for Soft Dollar Products only if Invesco or the Sub-Advisers conclude that the Broker supplying the product is capable of providing best execution.

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Certain Soft Dollar Products may be available directly from a vendor on a hard dollar basis; other Soft Dollar Products are available only through Brokers in exchange for soft dollars. Invesco and the Sub-Advisers use soft dollars to purchase two types of Soft Dollar Products:

•	proprietary research created by the Broker executing the trade, and

•	other products created by third parties that are supplied to Invesco or the Sub-Advisers through the Broker executing the trade.

Proprietary research consists primarily of traditional research reports, recommendations and similar materials produced by the in-house research staffs of broker-dealer firms. This research includes evaluations and recommendations of specific companies or industry groups, as well as analyses of general economic and market conditions and trends, market data, contacts and other related information and assistance. Invesco periodically rates the quality of proprietary research produced by various Brokers. Based on the evaluation of the quality of information that Invesco receives from each Broker, Invesco develops an estimate of each Broker’s share of Invesco clients’ commission dollars and attempts to direct trades to these firms to meet these estimates.

Invesco and the Sub-Advisers also use soft dollars to acquire products from third parties that are supplied to Invesco or the Sub-Advisers through Brokers executing the trades or other Brokers who “step in” to a transaction and receive a portion of the brokerage commission for the trade. Invesco or the Sub-Advisers may from time to time instruct the executing Broker to allocate or “step out” a portion of a transaction to another Broker. The Broker to which Invesco or the Sub-Advisers have “stepped out” would then settle and complete the designated portion of the transaction, and the executing Broker would settle and complete the remaining portion of the transaction that has not been “stepped out.” Each Broker may receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.

Soft Dollar Products received from Brokers supplement Invesco’s and or the Sub-Advisers’ own research (and the research of certain of its affiliates), and may include the following types of products and services:

•	Database Services – comprehensive databases containing current and/or historical information on companies and industries and indices. Examples include historical securities prices, earnings estimates and financial data. These services may include software tools that allow the user to search the database or to prepare value-added analyses related to the investment process (such as forecasts and models used in the portfolio management process).

•	Quotation/Trading/News Systems – products that provide real time market data information, such as pricing of individual securities and information on current trading, as well as a variety of news services.

•	Economic Data/Forecasting Tools – various macro-economic forecasting tools, such as economic data or currency and political forecasts for various countries or regions.

•	Quantitative/Technical Analysis – software tools that assist in quantitative and technical analysis of investment data.

•	Fundamental/Industry Analysis – industry specific fundamental investment research.

•	Fixed Income Security Analysis – data and analytical tools that pertain specifically to fixed income securities. These tools assist in creating financial models, such as cash flow projections and interest rate sensitivity analyses, which are relevant to fixed income securities.

•	Other Specialized Tools – other specialized products, such as consulting analyses, access to industry experts, and distinct investment expertise such as forensic accounting or custom built investment-analysis software.

If Invesco or the Sub-Advisers determine that any service or product has a mixed use (i.e., it also serves functions that do not assist the investment decision-making or trading process), Invesco or the Sub-Advisers will allocate the costs of such service or product accordingly in its reasonable discretion. Invesco or the Sub-Advisers will allocate brokerage commissions to Brokers only for the portion of the

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service or product that Invesco or the Sub-Advisers determine assists it in the investment decision-making or trading process and will pay for the remaining value of the product or service in cash.

Outside research assistance is useful to Invesco or the Sub-Advisers because the Brokers used by Invesco or the Sub-Advisers tend to provide more in-depth analysis of a broader universe of securities and other matters than Invesco’s or the Sub-Advisers’ staff follow. In addition, such services provide Invesco or the Sub-Advisers with a diverse perspective on financial markets. Some Brokers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by Invesco’s or the Sub-Advisers’ clients, including the Funds. However, the Funds are not under any obligation to deal with any Broker in the execution of transactions in portfolio securities. In some cases, Soft Dollar Products are available only from the Broker providing them. In other cases, Soft Dollar Products may be obtainable from alternative sources in return for cash payments. Invesco and the Sub-Advisers believe that because Broker research supplements rather than replaces Invesco’s or the Sub-Advisers’ research, the receipt of such research tends to improve the quality of Invesco’s or the Sub-Advisers’ investment advice. The advisory fee paid by the Funds is not reduced because Invesco or the Sub-Advisers receive such services. To the extent the Funds’ portfolio transactions are used to obtain Soft Dollar Products, the brokerage commissions obtained by the Funds might exceed those that might otherwise have been paid.

Invesco or the Sub-Advisers may determine target levels of brokerage business with various Brokers on behalf of its clients (including the Funds) over a certain time period. Invesco determines target levels based upon the following factors, among others: (1) the execution services provided by the Broker; and (2) the research services provided by the Broker. Portfolio transactions may be affected through Brokers that recommend the Funds to their clients, or that act as agent in the purchase of a Fund’s shares for their clients, provided that Invesco or the Sub-Advisers believe such Brokers provide best execution and such transactions are executed in compliance with Invesco’s policy against using directed brokerage to compensate Brokers for promoting or selling Invesco Fund shares. Invesco and the Sub-Advisers will not enter into a binding commitment with Brokers to place trades with such Brokers involving brokerage commissions in precise amounts.

Directed Brokerage (Research Services)

Directed brokerage (research services) commissions during the last fiscal year ended August 31 are found in Appendix K.

Affiliated Transactions

The Adviser or Sub-Adviser may place trades with Invesco Capital Markets, Inc. (ICMI), a broker-dealer with whom it is affiliated, provided the Adviser or Sub-Adviser determines that ICMI’s trade execution abilities and costs are at least comparable to those of non-affiliated brokerage firms with which the Adviser or Sub-Adviser could otherwise place similar trades. ICMI receives brokerage commissions in connection with effecting trades for the Funds and, therefore, use of ICMI presents a conflict of interest for the Adviser or Sub-Adviser. Trades placed through ICMI, including the brokerage commissions paid to ICMI, are subject to procedures adopted by the Board.

Regular Brokers

Information concerning the Funds’ acquisition of securities of their Brokers during the last fiscal year ended August 31 are found in Appendix K.

Allocation of Portfolio Transactions

Invesco and the Sub-Advisers manage numerous Invesco Funds and other accounts. Some of these accounts may have investment objectives similar to the Funds. Occasionally, identical securities will be appropriate for investment by one of the Funds and by another Invesco Fund or one or more other accounts. However, the position of each account in the same security and the length of time that each

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account may hold its investment in the same security may vary. Invesco and the Sub-Advisers will also determine the timing and amount of purchases for an account based on its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more other accounts, and is considered at or about the same time, Invesco or the Sub-Advisers will allocate transactions in such securities among the Fund(s) and these accounts on a pro rata basis based on order size or in such other manner believed by Invesco to be fair and equitable. Invesco or the Sub-Advisers may combine transactions in accordance with applicable laws and regulations to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund’s ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

Allocation of Initial Public Offering (IPO) Transactions

Certain of the Invesco Funds or other accounts managed by Invesco may become interested in participating in IPOs. Purchases of IPOs by one Invesco Fund or other accounts may also be considered for purchase by one or more other Invesco Funds or accounts. Invesco combines indications of interest for IPOs for all Invesco Funds and accounts participating in purchase transactions for that IPO. When the full amount of all IPO orders for such Invesco Funds and accounts cannot be filled completely, Invesco shall allocate such transactions in accordance with the following procedures:

Invesco or the Sub-Advisers may determine the eligibility of each Invesco Fund and account that seeks to participate in a particular IPO by reviewing a number of factors, including market capitalization/liquidity suitability and sector/style suitability of the investment with the Invesco Fund’s or account’s investment objective, policies, strategies and current holdings. Invesco will allocate securities issued in IPOs to eligible Invesco Funds and accounts on a pro rata basis based on order size.

Invesco Canada, Invesco Hong Kong, and Invesco Japan allocate IPOs on a pro rata basis based on size of order or in such other manner which they believe is fair and equitable.

Invesco Asset Management allocates IPOs on a pro rata basis based on account size or in such other manner believed by Invesco Asset Management to be fair and equitable.

Invesco Deutschland and Invesco Senior Secured do not subscribe to IPOs.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Please refer to Appendix L for information on Purchase, Redemption and Pricing of Shares.

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The following discussion of dividends and distributions should be read in connection with the applicable sections in the Prospectus.

All dividends and distributions will be automatically reinvested in additional shares of the same class of a Fund (hereinafter, the Fund) unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in shares of another Invesco Fund, subject to the terms and conditions set forth in the Prospectus under the caption “Purchasing Shares - Automatic Dividend and Distribution Investment.” Such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date.

The Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes, as well as any other expenses attributable to a particular class (Class Expenses). Class Expenses, including distribution plan expenses,

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must be allocated to the class for which they are incurred consistent with applicable legal principles under the 1940 Act.

Tax Matters

The following is a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “Tax Matters” section is based on the Internal Revenue Code (Code) and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Taxation of the Fund. The Fund has elected and intends to qualify (or, if newly organized, intends to elect and qualify) each year as a “regulated investment company” (sometimes referred to as a regulated investment company, RIC or fund) under Subchapter M of the Code. If the Fund qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (i.e., generally, taxable interest, dividends, net short-term capital gains and other taxable ordinary income net of expenses without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

Qualification as a regulated investment company. In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:

•	Distribution Requirement – the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement).

•	Income Requirement – the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (QPTPs).

•	Asset Diversification Test – the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government Securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by IRS with respect to such type of investment may adversely affect the Fund’s ability to

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satisfy these requirements. See “Tax Treatment of Portfolio Transactions” with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance. In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

The Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. However, the Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization accounting. If the IRS determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company thus would have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain inadvertent failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover. For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate (except in a money market fund that maintains a stable net asset value) may result in higher taxes. This is because a fund with a high turnover rate may accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund’s after-tax performance. See “Taxation of Fund Distributions – Capital gain dividends” below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Fund may cause such investors to be subject to increased U.S. withholding taxes. See, “Foreign Shareholders – U.S. withholding tax at the source” below.

Capital loss carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. However, for any net capital losses realized in taxable years of the Fund beginning on or before December 22, 2010, the Fund is permitted to carry forward such capital losses for eight years as a short-term capital loss. Capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a taxable year beginning on or before December 22, 2010. The amount of capital losses that can be carried

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forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate (or, in the case of those realized in taxable years of the Fund beginning on or before December 22, 2010, to expire), thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change.

Deferral of late year losses. The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year, which may change the timing, amount, or characterization of Fund distributions (see, “Taxation of Fund Distributions – Capital gain dividends” below). A “qualified late year loss” includes:

(i)	any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (post-October capital losses), and

(ii)	the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (PFIC) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence. Special rules apply to a fund with a fiscal year ending in November or December that elects to use its taxable year for determining its capital gain net income for excise tax purposes.

Undistributed capital gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Asset allocation funds. If the Fund is a fund of funds, asset allocation fund, or a feeder fund in a master-feeder structure (collectively referred to as a “fund of funds” which invests in one or more underlying funds taxable as regulated investment companies) distributions by the underlying funds, redemptions of shares in the underlying funds and changes in asset allocations may result in taxable distributions to shareholders of ordinary income or capital gains. A fund of funds (other than a feeder fund in a master-feeder structure) generally will not be able currently to offset gains realized by one underlying fund in which the fund of funds invests against losses realized by another underlying fund. If shares of an underlying fund are purchased within 30 days before or after redeeming at a loss other shares of that underlying fund (whether pursuant to a rebalancing of the Fund’s portfolio or otherwise), all

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or a part of the loss will not be deductible by the Fund and instead will increase its basis for the newly purchased shares. Also, except with respect to a qualified fund of funds, a fund of funds (a) is not eligible to pass-through to shareholders foreign tax credits from an underlying fund that pays foreign income taxes, and (b) is not eligible to pass-through to shareholders exempt-interest dividends from an underlying fund. A qualified fund of funds, i.e. a fund at least 50 percent of the value of the total assets of which (at the close of each quarter of the taxable year) is represented by interests in other RICs, is eligible to pass-through to shareholders (a) foreign tax credits and (b) exempt-interest dividends. Also a fund of funds, whether or not it is a qualified fund of funds, is eligible to pass-through to shareholders qualified dividends earned by an underlying fund (see, “Taxation of Fund Distributions – Qualified dividend income for individuals” and “–Corporate dividends received deduction” below). However, dividends paid to shareholders by a fund of funds from interest earned by an underlying fund on U.S. Government obligations are unlikely to be exempt from state and local income tax.

Federal excise tax. To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year), and (3) any prior year undistributed ordinary income and capital gain net income. The Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Fund’s taxable year. Also, the Fund will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, the Fund may make sufficient distributions to avoid liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.

Foreign income tax. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source, and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Fund on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known. Under certain circumstances, the Fund may elect to pass-through foreign taxes paid by the Fund to shareholders, although it reserves the right not to do so. If the Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported by the Fund to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received.

Taxation of Fund Distributions (All Funds). The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Fund will be treated in the manner described regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). The Fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of ordinary income. The Fund receives income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources,

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including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates.

Capital gain dividends. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the Fund will recognize long-term capital gain or loss on the sale or other disposition of assets it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) that are properly reported by the Fund to shareholders as capital gain dividends generally will be taxable to a shareholder receiving such distributions as long-term capital gain. Long-term capital gain rates applicable to individuals are taxed at the maximum rate of 15% (20% for certain high income taxpayers) or 25% depending on the nature of the capital gain. Distributions of net short-term capital gains for a taxable year in excess of net long-term capital losses for such taxable year generally will be taxable to a shareholder receiving such distributions as ordinary income.

Qualified dividend income for individuals. Ordinary income dividends reported by the Fund to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. Qualified dividend income means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by the Fund is equal to 95% (or a greater percentage) of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

Corporate dividends received deduction. Ordinary income dividends reported by the Fund to shareholders as derived from qualified dividends from domestic corporations will qualify for the 70% dividends received deduction generally available to corporations. The availability of the dividends received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Return of capital distributions. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity REITs. See “Tax Treatment of Portfolio Transactions – Investments in U.S. REITs.”

Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities. At the time of your purchase of shares (except in a money market fund that maintains a stable net asset value), the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of

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such amounts, although constituting a return of your investment, would be taxable and would be taxed as either ordinary income (some portion of which may be taxed as qualified dividend income)or capital gain unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions by utilizing its capital loss carryovers, if any.

Pass-through of foreign tax credits. If more than 50% of the value of the Fund’s total assets at the end of a fiscal year is invested in foreign securities, or if the Fund is a qualified fund of funds (i.e. a fund at least 50 percent of the value of the total assets of which, at the close of each quarter of the taxable year, is represented by interests in other RICs),the Fund may elect to “pass-through” to the Fund’s shareholders the amount of foreign income tax paid by the Fund (the Foreign Tax Election) in lieu of deducting such amount in determining its investment company taxable income. Pursuant to the Foreign Tax Election, shareholders will be required (i) to include in gross income, even though not actually received, their respective pro-rata shares of the foreign income tax paid by the Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign tax in computing their taxable income or to use it (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply. The Fund reserves the right not to pass-through to its shareholders the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. See, “Tax Treatment of Portfolio Transactions - Securities lending” below.

Tax credit bonds. If the Fund holds, directly or indirectly, one or more “tax credit bonds” (including build America bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Code. Even if the Fund is eligible to pass-through tax credits to shareholders, the Fund may choose not to do so.

U.S. Government interest. Income earned on certain U.S. Government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by U.S. Government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations. If the Fund is a fund of funds, see “Taxation of the Fund – Asset allocation funds.”

Dividends declared in December and paid in January. Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Medicare tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income,

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including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return. Net investment income does not include exempt-interest dividends.

Taxation of Fund Distributions (Short Duration High Yield Municipal Fund). Invesco Short Duration High Yield Municipal Fund intends to qualify each year to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of the Fund’s taxable year at least 50% of the Fund’s total assets consists of Municipal Securities, which are exempt from federal income tax.

Exempt-interest dividends. Distributions from the Fund will constitute exempt-interest dividends to the extent of the Fund’s tax-exempt interest income (net of allocable expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of the Fund are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax (AMT) in certain circumstances and may have other collateral tax consequences as discussed below.

Distributions of ordinary income and capital gains. Any gain or loss from the sale or other disposition of a tax-exempt security generally is treated as either long-term or short-term capital gain or loss, depending upon its holding period, and is fully taxable. However, gain recognized from the sale or other disposition of a tax-exempt security purchased after April 30, 1993, will be treated as ordinary income to the extent of the accrued market discount on such security. Distributions by the Fund of ordinary income and capital gains will be taxable to shareholders as discussed under “Taxation of Fund Distributions.”

Alternative minimum tax – private activity bonds. AMT is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer’s alternative minimum taxable income (AMTI) over an exemption amount. Exempt-interest dividends derived from certain “private activity” Municipal Securities issued after August 7, 1986 generally will constitute an item of tax preference includable in AMTI for both corporate and non-corporate taxpayers. However, tax-exempt interest on private activity bonds issued in 2009 and 2010 is not an item of tax preference for purposes of the AMT. In addition, exempt-interest dividends derived from all Municipal Securities regardless of the date of issue must be included in adjusted current earnings that are used in computing an additional corporate preference item includable in AMTI. Certain small corporations are wholly exempt from the AMT. Consistent with its stated investment objective, the Fund intends to limit its investments in private activity bonds subject to the AMT to no more than 20% of its total assets in any given year.

Effect on taxation of social security benefits; denial of interest deduction; “substantial users.” Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder’s gross income subject to federal income tax. Further, a shareholder of the Fund is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of the Fund. Moreover, a shareholder who is (or is related to) a “substantial user” of a facility financed by industrial development bonds held by the Fund likely will be subject to tax on dividends paid by the Fund that are derived from interest on such bonds. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies and foreign corporations engaged in a trade or business in the United States.

Exemption from state tax. To the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands, and Guam), they also may be

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exempt from that state’s personal income taxes. Most states, however, do not grant tax-free treatment to interest on state and municipal securities of other states.

Failure of a Municipal Security to qualify to pay exempt-interest. Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to a Municipal Security could cause interest on the Municipal Security, as well as Fund distributions derived from this interest, to become taxable, perhaps retroactively to the date the Municipal Security was issued. In such a case, the Fund may be required to report to the IRS and send to shareholders amended Forms 1099 for a prior taxable year in order to report additional taxable income. This in turn could require shareholders to file amended federal and state income tax returns for such prior year to report and pay tax and interest on their pro rata share of the additional amount of taxable income.

Sale or Redemption of Fund Shares. A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder’s adjusted tax basis in the shares. If you owned your shares as a capital asset, any gain or loss that you realize will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Tax basis information. The Fund is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012 where the cost basis of the shares is known by the Fund (referred to as “covered shares”) and which are disposed of after that date. However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account, or shareholders investing in a money market fund that maintains a stable net asset value. When required to report cost basis, the Fund will calculate it using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. In general, average cost is the total cost basis of all your shares in an account divided by the total number of shares in the account. To determine whether short-term or long-term capital gains taxes apply, the IRS presumes you redeem your oldest shares first.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Fund does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Fund if you intend to utilize a method other than average cost for covered shares.

In addition to the Fund’s default method of average cost, other cost basis methods offered by Invesco, which you may elect to apply to covered shares, include:

•	First-In, First-Out – shares acquired first in the account are the first shares depleted.

•	Last-In, First-Out – shares acquired last in the account are the first shares depleted.

•	High Cost – shares acquired with the highest cost per share are the first shares depleted.

•	Low Cost – shares acquired with the lowest cost per share are the first shares depleted.

•	Loss/Gain Utilization – depletes shares with losses before gains, consistent with the objective of minimizing taxes. For shares that yield a loss, shares owned one year or less (short-term) will be depleted ahead of shares owned more than one year (long-term). For gains, long-term shares will be depleted ahead of short-term gains.

•	Specific Lot Identification – shareholder selects which lots to deplete at time of each disposition. Transaction amount must be in shares. If insufficient shares are identified at the time of disposition, then a secondary default method of first-in first-out will be applied.

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You may elect any of the available methods detailed above for your covered shares. If you do not notify the Fund of your elected cost basis method, the default method of average cost will be applied to your covered shares upon redemption. The cost basis for covered shares will be calculated separately from any “noncovered shares” (defined below) you may own. You may change or revoke the use of the average cost method and revert to another cost basis method if you notify the Fund by the date of the first sale, exchange, or other disposition of your covered shares. In addition, you may change to another cost basis method at any time by notifying the Fund, but only for shares acquired after the date of the change (the change is prospective). The basis of the shares that were averaged before the change will remain averaged after the date of the change.

The Fund may also provide Fund shareholders (but not the IRS) with information concerning the average cost basis of their shares purchased prior to January 1, 2012 (noncovered shares) in order to assist you with the calculation of gain or loss from a sale or redemption of noncovered shares. With the exception of the specific lot identification method, Invesco first depletes noncovered shares in first-in, first-out order before applying your elected method to your remaining covered shares. If you want to deplete your shares in a different order then you must elect specific lot identification and choose the lots you wish to deplete first. Shareholders that use the average cost method for noncovered shares must make the election to use the average cost method for these shares on their federal income tax returns in accordance with Treasury regulations. This election for noncovered shares cannot be made by notifying the Fund.

The Fund will compute and report the cost basis of your Fund shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and, in the case of covered shares, to the IRS. However, the Fund is not required to, and in many cases the Fund does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders should carefully review the cost basis information provided by the Fund, whether this information is provided pursuant to compliance with cost basis reporting requirements for shares acquired on or after January 1, 2012, or is provided by the Fund as a service to shareholders for shares acquired prior to that date, and make any additional basis, holding period or other adjustments that are required by the Code and Treasury regulations when reporting these amounts on their federal income tax returns. Shareholders remain solely responsible for complying with all federal income tax laws when filing their federal income tax returns.

If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account. For more information about the cost basis methods offered by Invesco, please refer to the Tax Center located under the Accounts & Services menu of our website at www.invesco.com/us.

Wash sale rule. All or a portion of any loss so recognized may be deferred under the wash sale rules if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption.

Sales at a loss within six months of purchase. Any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares.

Deferral of basis – any class that bears a front-end sales load. If a shareholder (a) incurs a sales load in acquiring shares of the Fund, (b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another Fund by January 31 of the calendar year following the calendar year in which the disposition of the original shares occurred at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of

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the shares subsequently acquired. The wash sale rules may also limit the amount of loss that may be taken into account on disposition after such adjustment.

Conversion of shares of the Fund into other shares of the same Fund. The conversion of shares of one class of the Fund into shares of another class of the same Fund is not taxable for federal income tax purposes and no gain or loss will be reported on the transaction. This is true whether the conversion occurs automatically pursuant to the terms of the class or is initiated by the shareholder. Shareholders should consult their tax advisors regarding the state and local tax consequences of a conversion of shares.

Exchange of shares of the Fund for shares of another Fund. The exchange of shares in one Fund for shares of another Fund is taxable for federal income tax purposes and the exchange will be reported as a taxable sale. An exchange occurs when the purchase of shares of a Fund is made using the proceeds from a redemption of shares of another Fund and is effectuated on the same day as the redemption. Shareholders should consult their tax advisors regarding the state and local tax consequences of an exchange of shares.

Reportable transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax Treatment of Portfolio Transactions. Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund. This section should be read in conjunction with the discussion under “Description of the Funds and their Investments and Risks -Investment Strategies and Risks” for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In general. In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments. Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If a fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a fund’s investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

Investments in debt obligations that are at risk of or in default present tax issues for a fund. Tax rules are not entirely clear about issues such as whether and to what extent a fund should recognize market discount on a debt obligation, when a fund may cease to accrue interest, original issue discount or

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market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (section 1256 contracts). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (60/40), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a fund’s investments in derivatives and foreign currency-denominated instruments, and the fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of

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capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions. A fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a fund’s ordinary income distributions to you, and may cause some or all of the fund’s previously distributed income to be classified as a return of capital. In certain cases, a fund may make an election to treat such gain or loss as capital.

PFIC investments. A fund may invest in securities of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the fund to make a mark-to-market election. If a fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.

Investments in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a fund in a non-U.S. REIT may subject the fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. The fund’s pro rata share of any such taxes will reduce the fund’s return on its investment. A fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “Tax Treatment of Portfolio Transactions-PFIC investments.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Fund - Foreign income tax.” Also, the fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a fund will be treated as long-term capital gains by the fund and, in turn, may be distributed by the fund to its shareholders as capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the

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U.S. REIT’s current and accumulated earnings and profits. Also, see “Tax Treatment of Portfolio Transactions – Investment in taxable mortgage pools (excess inclusion income)” and “Foreign Shareholders – U.S. withholding tax at the source” with respect to certain other tax aspects of investing in U.S. REITs.

Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (REMIC) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (UBTI) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to a fund that has a non-REIT strategy.

Investments in partnerships and QPTPs. For purposes of the Income Requirement, income derived by a fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the fund. While the rules are not entirely clear with respect to a fund investing in a partnership outside a master-feeder structure, for purposes of testing whether a fund satisfies the Asset Diversification Test, the fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See, “Taxation of the Fund – Qualification as a regulated investment company.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the fund being subject to state, local or foreign income, franchise, or withholding tax liabilities.

If an MLP is treated as a partnership for U.S. federal income tax purposes (whether or not a QPTP), all or portion of the dividends received by a fund from the MLP likely will be treated as a return of capital for U.S. federal income tax purposes because of accelerated deductions available with respect to the activities of such MLPs. Further, because of these accelerated deductions, on the disposition of

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interests in such an MLP, a fund likely will realize taxable income in excess of economic gain with respect to those MLP interests (or if the fund does not dispose of the MLP, the fund could realize taxable income in excess of cash flow with respect to the MLP in a later period), and the fund must take such income into account in determining whether the fund has satisfied its Distribution Requirement. A fund may have to borrow or liquidate securities to satisfy its Distribution Requirement and to meet its redemption requests, even though investment considerations might otherwise make it undesirable for the fund to sell securities or borrow money at such time. In addition, any gain recognized, either upon the sale of a fund’s MLP interest or sale by the MLP of property held by it, including in excess of economic gain thereon, treated as so-called “recapture income,” will be treated as ordinary income. Therefore, to the extent a fund invests in MLPs, fund shareholders might receive greater amounts of distributions from the fund taxable as ordinary income than they otherwise would in the absence of such MLP investments.

Although MLPs are generally expected to be treated as partnerships for U.S. federal income tax purposes, some MLPs may be treated as PFICs or “regular” corporations for U.S. federal income tax purposes. The treatment of particular MLPs for U.S. federal income tax purposes will affect the extent to which a fund can invest in MLPs and will impact the amount, character, and timing of income recognized by the Fund.

Investments in commodities – structured notes, corporate subsidiary and certain ETFs. Gains from the disposition of commodities, including precious metals, will neither be considered qualifying income for purposes of satisfying the Income Requirement nor qualifying assets for purposes of satisfying the Asset Diversification Test. See “Taxation of the Fund – Qualification as a regulated investment company” Also, the IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income for purposes of the Income Requirement. In a subsequent revenue ruling, as well as in a number of follow-on private letter rulings (upon which only the fund that received the private letter ruling may rely), the IRS provides that income from certain alternative investments which create commodity exposure, such as certain commodity-linked or structured notes or a corporate subsidiary that invests in commodities may be considered qualifying income under the Code. However, as of the date of this SAI, the IRS suspended the issuance of any further private letter rulings in July 2011 pending a review of its position. Should the IRS issue guidance, or Congress enact legislation, that adversely affects the tax treatment of a fund’s use of commodity-linked notes, or a corporate subsidiary, the fund may no longer be able to utilize commodity-linked notes or a corporate subsidiary to gain commodity exposure. In addition, a fund may gain exposure to commodities through investment in QPTPs such as an exchange-traded fund or ETF that is classified as a partnership and which invests in commodities. Accordingly, the extent to which a fund invests in commodities or commodity-linked derivatives may be limited by the Income Requirement and the Asset Diversification Test, which the fund must continue to satisfy to maintain its status as a regulated investment company. A fund also may be limited in its ability to sell its investments in commodities, commodity-linked derivatives, and certain ETFs or be forced to sell other investments to generate income due to the Income Requirement. If a fund does not appropriately limit such investments or if such investments (or the income earned on such investments) were to be recharacterized for U.S. tax purposes, the fund could fail to qualify as a regulated investment company. In lieu of potential disqualification, a fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

Securities lending. While securities are loaned out by a fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. Additionally, in the case of a fund with a strategy of investing in tax-exempt securities, any payments made “in lieu of” tax-exempt interest will be considered taxable income to the fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

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Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange-traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles. A change in the conversion ratio or conversion price of a convertible security on account of a dividend paid to the issuer’s other shareholders may result in a deemed distribution of stock to the holders of the convertible security equal to the value of their increased interest in the equity of the issuer. Thus, an increase in the conversion ratio of a convertible security can be treated as a taxable distribution of stock to a holder of the convertible security (without a corresponding receipt of cash by the holder) before the holder has converted the security.

Tax Certification and Backup Withholding. Tax certification and backup withholding tax laws may require that you certify your tax information when you become an investor in the Fund. For U.S. citizens and resident aliens, this certification is made on IRS Form W-9. Under these laws, the Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

•	provide your correct Social Security or taxpayer identification number,

•	certify that this number is correct,

•	certify that you are not subject to backup withholding, and

•	certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting.

Non-U.S. investors have special U.S. tax certification requirements. See “Foreign Shareholders – Tax certification and backup withholding.”

Foreign Shareholders. Shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships (foreign shareholder), may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements.

Taxation of a foreign shareholder depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

U.S. withholding tax at the source. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions to such shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution, subject to certain exemptions including those for dividends reported by the Fund to shareholders as:

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•	exempt-interest dividends paid by the Fund from its net interest income earned on municipal securities;

•	capital gain dividends paid by the Fund from its net long-term capital gains (other than those from disposition of a U.S. real property interest), unless you are a nonresident alien present in the United States for a period or periods aggregating 183 days or more during the calendar year; and

•	interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends.

However, the Fund does not intend to utilize the exemptions for interest-related dividends paid and short-term capital gain dividends paid. Moreover, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Amounts reported by the Fund to shareholders as capital gain dividends (a) that are attributable to certain capital gain dividends received from a qualified investment entity (QIE) (generally defined as either (i) a U.S. REIT or (ii) a RIC classified as a “U.S. real property holding corporation” or which would be if the exceptions for holding 5% or less of a class of publicly traded shares or an interest in a domestically controlled QIE did not apply), or (b) that are realized by the Fund on the sale of a “U.S. real property interest” (including gain realized on the sale of shares in a QIE other than one that is domestically controlled), will not be exempt from U.S. federal income tax and may be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) if the Fund by reason of having a REIT strategy is classified as a QIE. If the Fund is so classified, foreign shareholders owning more than 5% of the Fund’s shares may be treated as realizing gain from the disposition of a U.S. real property interest, causing Fund distributions to be subject to U.S. withholding tax at a rate of 35%, and requiring the filing of a nonresident U.S. income tax return. In addition, if the Fund is classified as a QIE, anti-avoidance rules apply to certain wash sale transactions. Namely, if the Fund is a domestically-controlled QIE and a foreign shareholder disposes of the Fund’s shares prior to the Fund paying a distribution attributable to the disposition of a U.S. real property interest and the foreign shareholder later acquires an identical stock interest in a wash sale transaction, the foreign shareholder may still be required to pay U.S. tax on the Fund’s distribution. Also, the sale of shares of the Fund, if classified as a “U.S. real property holding corporation,” could also be considered a sale of a U.S. real property interest with any resulting gain from such sale being subject to U.S. tax as income “effectively connected with a U.S. trade or business.

Income effectively connected with a U.S. trade or business. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

Tax certification and backup withholding. Foreign shareholders may have special U.S. tax certification requirements to avoid backup withholding (at a rate of 28%) and, if applicable, to obtain the benefit of any income tax treaty between the foreign shareholder’s country of residence and the United States. To claim these tax benefits, the foreign shareholder must provide a properly completed Form W-8BEN (or other Form W-8, where applicable, or their substitute forms) to establish his or her status as a non-U.S. investor, to claim beneficial ownership over the assets in the account, and to claim, if applicable, a reduced rate of or exemption from withholding tax under the applicable treaty. A Form W-8BEN provided without a U.S. taxpayer identification number remains in effect for a period of three years beginning on the date that it is signed and ending on the last day of the third succeeding calendar year. However, non-U.S. investors must advise the Fund of any changes of circumstances that would render the information given on the form incorrect, and must then provide a new W-8BEN to avoid the

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prospective application of backup withholding. Forms W-8BEN with U.S. taxpayer identification numbers remain valid indefinitely, or until the investor has a change of circumstances that renders the form incorrect and necessitates a new form and tax certification. Certain payees and payments are exempt from backup withholding.

Foreign Account Tax Compliance Act (FATCA). Under FATCA, the Fund will be required to withhold a 30% tax on the following payments or distributions made by the Fund to certain foreign entities, referred to as foreign financial institutions (FFI) or non-financial foreign entities (NFFE): (a) income dividends and (b) after December 31, 2018, certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares. The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them. The U.S. Treasury has negotiated intergovernmental agreements (IGA) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (FFI agreement) under which it agrees to verify, report and disclose certain of its U.S. accountholders and meet certain other specified requirements. The FFI will either report the specified information about the U.S. accounts to the IRS, or, to the government of the FFI’s country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the U.S. and the FFI’s country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report the information to the Fund or other applicable withholding agent, which will, in turn, report the information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors should consult their own tax advisors regarding the impact of these requirements on their investment in the Fund. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

U.S. Estate tax. Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to an estate with assets of $60,000).

Local Tax Considerations. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation

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described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

DISTRIBUTION OF SECURITIES

Distributor

The Trust has entered into a master distribution agreement, as amended, relating to the Funds (the Distribution Agreement) with Invesco Distributors, Inc. (Invesco Distributors), a registered broker-dealer and a wholly owned subsidiary of Invesco Ltd., pursuant to which Invesco Distributors acts as the distributor of shares of the Funds. The address of Invesco Distributors is 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. Certain trustees and officers of the Trust are affiliated with Invesco Distributors. See “Management of the Trust.” In addition to the Funds, Invesco Distributors serves as distributor to many other mutual funds that are offered to retail investors. The following Distribution of Securities information is about all of the Funds that offer retail and/or Class R5 or Class R6 shares. Not all Invesco Funds offer all share classes.

The Distribution Agreement provides Invesco Distributors with the exclusive right to distribute shares of the Funds on a continuous basis directly and through other broker-dealers and other financial intermediaries with whom Invesco Distributors has entered into selected dealer and/or similar agreements. Invesco Distributors has not undertaken to sell any specified number of shares of any classes of the Funds.

Invesco Distributors expects to pay sales commissions from its own resources to dealers and institutions who sell Class C and Class R shares of the Funds at the time of such sales. Invesco Distributors or its predecessor has paid sales commissions from its own resources to dealers who sold Class B, B5 and C5 shares of the Funds at the time of such sales.

Payments for Class B shares equaled 4.00% of the purchase price of the Class B shares sold by the dealer or institution, consisting of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% for such shares. The portion of the payments to Invesco Distributors under the Class B Plan and Class B5 Plan that constitutes an asset-based sales charge (0.75%) is intended in part to permit Invesco Distributors to recoup a portion of such sales commissions plus financing costs.

Invesco Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the Invesco Funds at the time of such sales. Payments for Class C shares equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, consisting of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% for such shares. Invesco Distributors will retain all payments received by it relating to Class C shares for the first year after they are purchased. The portion of the payments to Invesco Distributors under the Class C Plan that constitutes an asset-based sales charge (0.75%) is intended in part to permit Invesco Distributors to recoup a portion of the sales commissions to dealers plus financing costs, if any. After the first full year, Invesco Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class C shares that are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. These payments will consist of an asset-based sales charge of 0.75% and a service fee of 0.25%.

Invesco Distributors may pay dealers and institutions who sell Class R shares an annual fee of 0.50% of average daily net assets. These payments will consist of an asset-based fee of 0.25% and a service fee of 0.25% and will commence either on the thirteenth month after the first purchase, on accounts on which a dealer concession was paid, or immediately, on accounts on which a dealer concession was not paid. If Invesco Distributors pays a dealer concession, it will retain all payments received by it relating to Class R shares for the first year after they are purchased. Invesco Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class R

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shares that are attributable to shareholders for whom the dealers and institutions are designated as dealers of record.

The Trust (on behalf of any class of any Fund) or Invesco Distributors may terminate the Distribution Agreement on 60 days’ written notice without penalty. The Distribution Agreement will terminate automatically in the event of its assignment. In the event the Class B shares Distribution Agreement is terminated, Invesco Distributors would continue to receive payments of asset-based distribution fees in respect of the outstanding Class B shares attributable to the distribution efforts of Invesco Distributors or its predecessors; provided, however that a complete termination of the Class B Plan (as defined in such Plan) would terminate all payments to Invesco Distributors. Termination of the Class B Plan or the Distribution Agreement for Class B shares would not affect the obligation of Class B shareholders to pay CDSCs.

Total sales charges (front end and CDSCs) paid in connection with the sale of shares of each class of each Fund, if applicable, for the last three fiscal years ended August 31 are found in Appendix O.

Distribution Plans

The Trust has adopted two different forms of distribution plans pursuant to Rule 12b-1 under the 1940 Act for the Funds, one plan for the Class A shares, Class C shares, Class R shares, Class T shares and Investor Class shares of the Funds, if applicable, and one plan for the Class B shares of the Funds, if applicable (each, a Plan and, collectively the Plans).

Each Fund, pursuant to its Plans, pays Invesco Distributors compensation at the annual rate, shown immediately below, of the Fund’s average daily net assets of the applicable class.

Fund	Class A	Class B	Class C	Class R	Class T	Investor Class
Invesco Core Plus Bond Fund	0.25%	1.00%	1.00%	0.50%	0.25%	N/A
Invesco Floating Rate Fund	0.25%	N/A	0.75%	0.50%	0.25%	N/A
Invesco Global Real Estate Income Fund	0.25%	1.00%	1.00%	N/A	0.25%	N/A
Invesco Low Volatility Equity Yield Fund	0.25%	1.00%	1.00%	0.50%	0.25%	0.25%
Invesco Short Duration High Yield Municipal Fund	0.25%	N/A	1.00%	N/A	0.25%	N/A
Invesco Strategic Real Return Fund	0.25%	N/A	1.00%	0.50%	0.25%	N/A

The Plans compensate or reimburse Invesco Distributors, as applicable, for expenses incurred for the purpose of financing any activity that is primarily intended to result in the sale of shares of the Funds. Such activities include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each Plan.

Payments pursuant to the Plans are subject to any applicable limitations imposed by FINRA rules.

See Appendix M for a list of the amounts paid by each class of shares of each Fund pursuant to its distribution plans for the fiscal year and Appendix N for an estimate by category of the allocation of actual fees paid by each Fund pursuant to its distribution plan for the fiscal year.

As required by Rule 12b-1, the Plans were approved by the Board, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the Rule 12b-1 Trustees). In approving the Plans in accordance with the requirements of Rule 12b-1, the trustees considered various factors and determined that there is a reasonable likelihood that the Plans

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would benefit each class of the Funds and its respective shareholders.

The anticipated benefits that may result from the Plans with respect to each Fund and/or the classes of each Fund and its shareholders include but are not limited to the following: (1) rapid account access; (2) relatively predictable flow of cash; and (3) a well-developed, dependable network of shareholder service agents to help to curb sharp fluctuations in rates of redemptions and sales, thereby reducing the chance that an unanticipated increase in net redemptions could adversely affect the performance of each Fund.

Unless terminated earlier in accordance with their terms, the Plans continue from year to year as long as such continuance is specifically approved, in person, at least annually by the Board, including a majority of the Rule 12b-1 Trustees or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.

Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, the Plans may be amended by the trustees, including a majority of the Rule 12b-1 Trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.

The Funds are currently grouped under one of the following three different Plans:

Class A, A2, C, Investor Class, P, R, S and T Shares Compensation Plan:

Invesco All Cap Market Neutral Fund

Invesco Alternative Strategies Fund

Invesco American Franchise Fund (Class T)

Invesco American Value Fund (Class T)

Invesco Asia Pacific Growth Fund

Invesco Balanced-Risk Allocation Fund (Class A, C, R and T)

Invesco Balanced-Risk Commodity Strategy Fund

Invesco Balanced-Risk Retirement Now Fund (Class A, C, R and T)

Invesco Balanced-Risk Retirement 2020 Fund (Class A, C, R and T)

Invesco Balanced-Risk Retirement 2030 Fund (Class A, C, R and T)

Invesco Balanced-Risk Retirement 2040 Fund (Class A, C, R and T)

Invesco Balanced-Risk Retirement 2050 Fund (Class A, C, R and T)

Invesco California Tax-Free Income Fund (Class T)

Invesco Charter Fund

Invesco Comstock Fund (Class T)

Invesco Conservative Allocation Fund

Invesco Convertible Securities Fund (Class T)

Invesco Corporate Bond Fund (Class R and T)

Invesco Core Plus Bond Fund

Invesco Developing Markets Fund

Invesco Diversified Dividend Fund (Class A, C, R and T)

Invesco Dividend Income Fund

Invesco Emerging Markets Flexible Bond Fund

Invesco Emerging Markets Equity Fund

Invesco Endeavor Fund

Invesco Energy Fund

Invesco Equally-Weighted S&P 500 Fund (Class T)

Invesco Equity and Income Fund (Class T)

Invesco European Growth Fund (Class A, C, R and T)

Invesco European Small Company Fund

Invesco Floating Rate Fund

Invesco Global Core Equity Fund

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Invesco Global Growth Fund

Invesco Global Health Care Fund

Invesco Global Infrastructure Fund

Invesco Global Low Volatility Equity Yield Fund

Invesco Global Market Neutral Fund

Invesco Global Opportunities Fund

Invesco Global Real Estate Fund

Invesco Global Real Estate Income Fund

Invesco Global Responsibility Equity Fund

Invesco Global Small & Mid Cap Growth Fund

Invesco Global Targeted Returns Fund

Invesco Gold & Precious Metals Fund

Invesco Government Money Market Fund (Class C, Cash Reserve Shares, Class R and Class T)

Invesco Greater China Fund

Invesco Growth Allocation Fund

Invesco Growth and Income Fund (Class T)

Invesco High Yield Fund (Class A, C and T)

Invesco High Yield Municipal Fund (Class T)

Invesco Income Allocation Fund

Invesco Intermediate Term Municipal Income Fund (Class T)

Invesco International Allocation Fund

Invesco International Companies Fund

Invesco International Core Equity Fund

Invesco International Growth Fund

Invesco International Small Company Fund

Invesco Limited Term Municipal Income Fund

Invesco Long/Short Equity Fund

Invesco Low Volatility Emerging Markets Fund

Invesco Low Volatility Equity Yield Fund

Invesco Macro Allocation Strategy Fund

Invesco Mid Cap Core Equity Fund

Invesco Mid Cap Growth Fund (Class T)

Invesco MLP Fund

Invesco Moderate Allocation Fund

Invesco Multi-Asset Income Fund

Invesco Multi-Asset Inflation Fund

Invesco Municipal Income Fund (Class T)

Invesco New York Tax Free Income Fund (Class T)

Invesco Pacific Growth Fund (Class T)

Invesco Pennsylvania Tax Free Income Fund (Class T)

Invesco Quality Income Fund (Class T)

Invesco Real Estate Fund (Class A, C, R and T)

Invesco S&P 500 Index Fund (Class T)

Invesco Select Companies Fund

Invesco Select Opportunities Fund

Invesco Short Duration High Yield Municipal Fund

Invesco Short Duration Inflation Protected Fund

Invesco Short Term Bond Fund

Invesco Small Cap Discovery Fund (Class T)

Invesco Small Cap Equity Fund

Invesco Small Cap Growth Fund (Class A, C, R and T)

Invesco Small Cap Value Fund (Class T)

Invesco Strategic Real Return Fund

Invesco Summit Fund

Invesco Tax-Exempt Cash Fund

Invesco Technology Fund (Class A, R and T)

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Invesco U.S. Government Fund (Class A, R and T)

Invesco Value Opportunities Fund (Class R and T)

Invesco World Bond Fund

Class A, AX, C, CX, Investor Class, R and RX Shares Reimbursement Plan:

Invesco American Franchise Fund

Invesco American Value Fund

Invesco Balanced-Risk Retirement 2020 Fund (Class AX, CX and RX)

Invesco Balanced-Risk Retirement 2030 Fund (Class AX, CX and RX)

Invesco Balanced-Risk Retirement 2040 Fund (Class AX, CX and RX)

Invesco Balanced-Risk Retirement 2050 Fund (Class AX, CX and RX)

Invesco Balanced-Risk Retirement Now Fund (Class AX, CX and RX)

Invesco California Tax-Free Income Fund

Invesco Comstock Fund

Invesco Convertible Securities Fund

Invesco Corporate Bond Fund (Class A and C)

Invesco Diversified Dividend Fund (Investor Class)

Invesco Equally-Weighted S & P 500 Fund

Invesco Equity and Income Fund

Invesco European Growth Fund (Investor Class)

Invesco Government Money Market Fund (Class AX and CX)

Invesco Growth and Income Fund

Invesco High Yield Fund (Investor Class)

Invesco High Yield Municipal Fund

Invesco Intermediate Term Municipal Income Fund

Invesco Mid Cap Growth Fund

Invesco Municipal Income Fund

Invesco New York Tax Free Income Fund

Invesco Pacific Growth Fund

Invesco Pennsylvania Tax Free Income Fund

Invesco Quality Income Fund

Invesco Real Estate Fund (Investor Class)

Invesco S & P 500 Index Fund

Invesco Small Cap Discovery Fund

Invesco Small Cap Growth Fund (Investor Class)

Invesco Small Cap Value Fund

Invesco Technology Fund (Investor Class)

Invesco Technology Sector Fund

Invesco U.S. Government Fund (Investor Class)

Invesco Value Opportunities Fund (Class A and C)

Class B and BX Plan:

Compensation Shares

Invesco Asia Pacific Growth Fund

Invesco Balanced-Risk Allocation Fund

Invesco Balanced-Risk Commodity Strategy Fund

Invesco Balanced-Risk Retirement 2020 Fund

Invesco Balanced-Risk Retirement 2030 Fund

Invesco Balanced-Risk Retirement 2040 Fund

Invesco Balanced-Risk Retirement 2050 Fund

Invesco Balanced-Risk Retirement Now Fund

Invesco Charter Fund

Invesco Conservative Allocation Fund

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Invesco Core Plus Bond Fund

Invesco Developing Markets Fund

Invesco Diversified Dividend Fund

Invesco Dividend Income Fund

Invesco Emerging Market Local Currency Debt Fund

Invesco Endeavor Fund

Invesco Energy Fund

Invesco European Growth Fund

Invesco European Small Company Fund

Invesco Global Core Equity Fund

Invesco Global Growth Fund

Invesco Global Health Care Fund

Invesco Global Low Volatility Equity Yield Fund

Invesco Global Real Estate Fund

Invesco Global Real Estate Income Fund

Invesco Global Small & Mid Cap Growth Fund

Invesco Gold & Precious Metals Fund

Invesco Government Money Market Fund (Class B shares)

Invesco Greater China Fund

Invesco Growth Allocation Fund

Invesco High Yield Fund

Invesco Income Allocation Fund

Invesco International Allocation Fund

Invesco International Core Equity Fund

Invesco International Growth Fund

Invesco International Small Company Fund

Invesco Low Volatility Equity Yield Fund

Invesco Mid Cap Core Equity Fund

Invesco Moderate Allocation Fund

Invesco Real Estate Fund

Invesco Select Companies Fund

Invesco Small Cap Equity Fund

Invesco Small Cap Growth Fund

Invesco Summit Fund

Invesco Technology Fund

Invesco U.S. Government Fund

Invesco World Bond Fund

Reimbursement Shares

Invesco American Franchise Fund

Invesco American Value Fund

Invesco California Tax-Free Income Fund

Invesco Comstock Fund

Invesco Convertible Securities Fund

Invesco Corporate Bond Fund

Invesco Equally-Weighted S & P 500 Fund

Invesco Equity and Income Fund

Invesco Government Money Market Fund (Class BX shares)

Invesco Growth and Income Fund

Invesco High Yield Municipal Fund

Invesco Intermediate Term Municipal Income Fund

Invesco Mid Cap Growth Fund

Invesco Municipal Income Fund

Invesco New York Tax Free Income Fund

Invesco Pacific Growth Fund

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Invesco Pennsylvania Tax Free Income Fund

Invesco Quality Income Fund

Invesco S & P 500 Index Fund

Invesco Small Cap Discovery Fund

Invesco Small Cap Value Fund

Invesco Technology Sector Fund

Invesco Value Opportunities Fund

Amounts payable by a Fund under the Compensation Plan and Class B Plan (Compensation Shares) need not be directly related to the expenses actually incurred by Invesco Distributors on behalf of each Fund. These Plans do not obligate the Funds to reimburse Invesco Distributors for the actual allocated share of expenses Invesco Distributors may incur in fulfilling its obligations under these Plans. Thus, even if Invesco Distributors’ actual allocated share of expenses exceeds the fee payable to Invesco Distributors at any given time, under these Plans, the Funds will not be obligated to pay more than that fee. If Invesco Distributors’ actual allocated share of expenses is less than the fee it receives, under these Plans, Invesco Distributors will retain the full amount of the fee.

Amounts payable under the Reimbursement Plan and Class B Plan (Reimbursement Shares) must be directly related to the expenses incurred by Invesco Distributors on behalf of each Fund, as such Plans obligate the Funds to reimburse Invesco Distributors for its actual allocated share of expenses incurred for the period. Reimbursement will be made through payments made at the end of each month. Reimbursement expenses for Investor Class Shares covered by the Reimbursement Plan shall be computed over a rolling twelve-month period. If Invesco Distributors’ actual allocated share of expenses incurred pursuant to the Reimbursement Plan or Class B Plan (Reimbursement Shares) for the period exceeds the annual cap, a Fund will not be obligated to pay more than the annual cap. If Invesco Distributors’ actual allocated share of expenses incurred pursuant to the Reimbursement Plan or Class B Plan (Reimbursement Shares) for the period is less than the annual cap, Invesco Distributors is entitled to be reimbursed only for its actual allocated share of expenses.

Invesco Distributors may from time to time waive or reduce any portion of its 12b-1 fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, Invesco Distributors will retain its ability to be reimbursed for such fee prior to the end of each fiscal year.

The Funds may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C, Class R, Class T and Investor Class shares, 0.15% of the average daily net assets of Class S shares, and 0.10% of the average daily net assets of Class P shares, attributable to the customers’ selected dealers and financial institutions to such dealers and financial institutions, including Invesco Distributors, acting as principal, who furnish continuing personal shareholder services to their customers who purchase and own the applicable class of shares of the Fund. Under the terms of a shareholder service agreement, such personal shareholder services include responding to customer inquiries and providing customers with the information about their investments. Any amounts not paid as a service fee under each Plan would constitute an asset-based sales charge.

Under a shareholder service agreement, a Fund agrees to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a shareholder service agreement will be calculated at the end of each payment period for each business day of the Funds during such period at the annual rate specified in each agreement based on the average daily net asset value of the Funds’ shares purchased or acquired through exchange. Fees shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which such Fund’s shares are held.

Selected dealers and other institutions entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class over another. Under the Plans, certain financial institutions which have entered into service agreements and which sell shares of

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the Funds on an agency basis, may receive payments from the Funds pursuant to the respective Plans. Invesco Distributors does not act as principal, but rather as agent for the Funds, in making dealer incentive and shareholder servicing payments to dealers and other financial institutions under the Plans. These payments are an obligation of the Funds and not of Invesco Distributors.

The sale of Class B shares has ceased, but Invesco Distributors is eligible to be reimbursed amounts previously expended so long as the Class B Plans remain in effect. Except as may be mandated by applicable law, the Funds do not impose any limit with respect to the number of years into the future that such unreimbursed actual net expenses may be carried forward (on a Fund level basis). These unreimbursed actual net expenses may or may not be recovered through Plan fees or contingent deferred sales charges in future years.

Because of fluctuations in net asset value, the Plan fees with respect to a particular Class B or Class C share may be greater or less than the amount of the initial commission (including carrying cost) paid by Invesco Distributors with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class.

If the Plans are terminated or not continued, a Fund would not be contractually obligated to pay Invesco Distributors for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges

DISCLAIMER

“BofA Merrill Lynch” and “The BofA Merrill Lynch US Inflation-Linked Treasury IndexSM” are reprinted with permission. © Copyright 2009 Merrill Lynch, Pierce, Fenner & Smith Incorporated (BofA Merrill Lynch). © Copyright 2014 Merrill Lynch, Pierce, Fenner & Smith Incorporated (BofA Merrill Lynch). The Invesco Strategic Real Return Fund is not issued, sponsored, endorsed or promoted by BofA Merrill Lynch, any affiliate of BofA Merrill Lynch or any other party involved in, or related to, making or compiling the BofA Merrill Lynch Indexes. The BofA Merrill Lynch Indexes are the exclusive property of BofA Merrill Lynch and/or its affiliates. “BofA Merrill Lynch” and “The BofA Merrill Lynch Inflation-Linked Treasury IndexSM” are service marks of BofA Merrill Lynch and/or its affiliates and have been licensed for use for certain purposes by Invesco Advisers, Inc. on behalf of the Invesco Strategic Real Return Fund. Neither BofA Merrill Lynch, any affiliate of BofA Merrill Lynch nor any other party involved in, or related to, making or compiling the BofA Merrill Lynch Indexes makes any representation or warranty, express or implied, to the shareholders of the Invesco Strategic Real Return Fund or any member of the public regarding the advisability of investing in securities generally or in the Invesco Strategic Real Return Fund particularly or the ability of The BofA Merrill Lynch Inflation-Linked Treasury Index to track the corresponding market performance. BofA Merrill Lynch is the licensor of certain trademarks, trade names and service marks of BofA Merrill Lynch and/or its affiliates and of The BofA Merrill Lynch Inflation-Linked Treasury Index, which is determined, composed and calculated by BofA Merrill Lynch and/or its affiliates without regard to Invesco Advisers, Inc., the Invesco Strategic Real Return Fund or the shareholders of the Invesco Strategic Real Return Fund. Neither BofA Merrill Lynch, any affiliate of BofA Merrill Lynch nor any other party involved in, or related to, making or compiling The BofA Merrill Lynch Inflation-Linked Treasury Index has any obligation to take the needs of Invesco Advisers, Inc., the Invesco Strategic Real Return Fund or the shareholders of the Invesco Strategic Real Return Fund into consideration in determining, composing or calculating The BofA Merrill Lynch Inflation- Linked Treasury Index. None of BofA Merrill Lynch or any of its affiliates has the obligation to continue to provide The BofA Merrill Lynch Inflation-Linked Treasury Index to Invesco Advisers, Inc. or the Invesco Strategic Real Return Fund beyond the applicable license term. Neither BofA Merrill Lynch, any affiliate of BofA Merrill Lynch nor any other party involved in, or related to, making or compiling The BofA Merrill Lynch Inflation-Linked Treasury Index is responsible for or has participated in the determination of the timing, pricing, or quantities of the Invesco Strategic Real Return Fund to be issued or in the determination or calculation of the equation by which the Invesco Strategic Real Return Fund is to be redeemable for cash. Neither BofA Merrill Lynch, any affiliate of BofA Merrill Lynch nor any other party involved in, or related to, making or compiling The BofA Merrill Lynch Inflation-Linked Treasury Index has any obligation or liability in connection with the administration, marketing or trading of the Invesco Strategic Real Return Fund. BofA Merrill Lynch and its

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affiliates do not provide investment advice to Invesco Advisers, Inc. or the Invesco Strategic Real Return Fund and are not responsible for the performance of the Invesco Strategic Real Return Fund.

NEITHER BOFA MERRILL LYNCH, ANY AFFILIATE OF BOFA MERRILL LYNCH NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE BOFA MERRILL LYNCH INFLATION-LINKED TREASURY INDEXSM WARRANTS OR GUARANTEES THE ACCURACY, QUALITY, TIMELINESS AND/OR COMPLETENESS OF THE BOFA MERRILL LYNCH INFLATION LINKED TREASURY INDEXSM OR ANY DATA INCLUDED THEREIN AND/OR PROVIDED THEREWITH AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. NEITHER BOFA MERRILL LYNCH, ANY AFFILIATE OF BOFA MERRILL LYNCH NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE BOFA MERRILL LYNCH INFLATION-LINKED TREASURY INDEXSM MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY INVESCO ADVISERS, INC., THE INVESCO STRATEGIC REAL RETURN FUND, SHAREHOLDERS OF THE INVESCO STRATEGIC REAL RETURN FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BOFA MERRILL LYNCH INFLATION-LINKED TREASURY INDEXSM OR ANY DATA INCLUDED THEREIN. NEITHER BOFA MERRILL LYNCH, ANY AFFILIATE OF BOFA MERRILL LYNCH NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE BOFA MERRILL LYNCH INFLATION-LINKED TREASURY INDEXSM MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BOFA MERRILL LYNCH INFLATION-LINKED TREASURY INDEXSM OR ANY DATA INCLUDED THEREIN AND/OR PROVIDED THEREWITH. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BOFA MERRILL LYNCH, ANY AFFILIATE OF BOFA MERRILL LYNCH OR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE BOFA MERRILL LYNCH INFLATION-LINKED TREASURY INDEXSM HAVE ANY LIABILITY FOR DIRECT, INDIRECT, PUNITIVE, SPECIAL, CONSEQUENTIAL OR ANY OTHER DAMAGES OR LOSSES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN BOFA MERRILL LYNCH AND INVESCO ADVISERS, INC.

FINANCIAL STATEMENTS

Financial statements for the fiscal year ended August 31, 2016, including the Financial Highlights pertaining thereto, and the reports of the independent registered public accounting firm thereon, are incorporated by reference into this SAI from each Fund’s Annual Report to shareholders contained in the Registrant’s Form N-CSR filed on November 4, 2016. Financial statements for the fiscal period ended February 28, 2017, including the Financial Highlights pertaining thereto, are incorporated by reference into this SAI from each Fund’s most recent Semi-Annual Report to shareholders contained in the Trust’s Form N-CSRS filed on May 8, 2017.

The portions of such Annual and Semi-Annual Reports that are not specifically listed above are not incorporated by reference into this SAI and are not a part of this Registration Statement.

PricewaterhouseCoopers LLP informed the Trust that it has identified an issue related to its independence under
Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the Loan Rule). The Loan Rule prohibits accounting firms, such as PricewaterhouseCoopers LLP, from being deemed independent if they have certain financial relationships with their audit clients or certain affiliates of those clients. The Trust is required under various securities laws to have its financial statements audited by an independent accounting firm.

The Loan Rule specifically provides that an accounting firm would not be independent if it or certain affiliates and covered persons receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities (referred to as a “more than ten percent owner”). For purposes of the Loan Rule, audit clients include the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the Invesco Fund Complex).

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PricewaterhouseCoopers LLP informed the Trust it and certain affiliates and covered persons have relationships with lenders who hold, as record owner, more than ten percent of the shares of certain funds within the Invesco Fund Complex, which may implicate the Loan Rule.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to the audit independence issue described above. In that letter, the SEC confirmed that it would not recommend enforcement action against a fund that relied on audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. In connection with prior independence determinations, PricewaterhouseCoopers LLP communicated, as contemplated by the no-action letter, that it believes that it remains objective and impartial and that a reasonable investor possessing all the facts would conclude that PricewaterhouseCoopers LLP is able to exhibit the requisite objectivity and impartiality to report on the Funds’ financial statements as the independent registered public accounting firm. PricewaterhouseCoopers LLP also represented that it has complied with PCAOB Rule 3526(b)(1) and (2), which are conditions to the Funds relying on the no action letter, and affirmed that it is an independent accountant within the meaning of PCAOB Rule 3520. Therefore, the Adviser, the Funds and PricewaterhouseCoopers LLP concluded that PricewaterhouseCoopers LLP could continue as the Funds’ independent registered public accounting firm. The Invesco Fund Complex relied upon the no-action letter in reaching this conclusion.

If in the future the independence of PricewaterhouseCoopers LLP is called into question under the Loan Rule by circumstances that are not addressed in the SEC’s no-action letter, the Funds will need to take other action in order for the Funds’ filings with the SEC containing financial statements to be deemed compliant with applicable securities laws. Such additional actions could result in additional costs, impair the ability of the Funds to issue new shares or have other material adverse effects on the Funds. In addition, the SEC has indicated that the no-action relief will expire 18 months from its issuance after which the Invesco Funds will no longer be able rely on the letter unless its term is extended or made permanent by the SEC Staff.

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APPENDIX A

RATINGS OF DEBT SECURITIES

The following is a description of the factors underlying the debt ratings of Moody’s, S&P, and Fitch.

Moody’s Long-Term Debt Ratings

Aaa:	Obligations rated ‘Aaa’ are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa:	Obligations rated ‘Aa’ are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated ‘A’ are judged to be upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated ‘Baa’ are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba:	Obligations rated ‘Ba’ are judged to be speculative and are subject to substantial credit risk.

B:	Obligations rated ‘B’ are considered speculative and are subject to high credit risk.

Caa:	Obligations rated ‘Caa’ are judged to be speculative of poor standing and are subject to very high credit risk.

Ca:	Obligations rated ‘Ca’ are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated ‘C’ are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Moody’s Short-Term Prime Rating System

P-1:	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2:	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3:	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP (Not Prime):

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

A-1

Moody’s MIG/VMIG US Short-Term Ratings

Short-Term Obligation Ratings

While the global short-term ‘prime’ rating scale is applied to US municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1:	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2:	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3:	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well established.

SG:	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale. VMIG ratings of demand obligations with unconditional liquidity support are mapped from the short-term debt rating (or counterparty assessment) of the support provider, or the underlying obligor in the absence of third party liquidity support, with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG 3 to P-3 and SG to not prime. For example, the VMIG rating for an industrial revenue bond with Company XYZ as the underlying obligor would normally have the same numerical modifier as Company XYZ’s prime rating. Transitions of VMIG ratings of demand obligations with conditional liquidity support, as show in the diagram below, differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

A-2

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor’s Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

•	The likelihood of payment--the capacity and willingness of the obligor to meet its financial commitment on a financial obligation in accordance with the terms of the obligation;

•	The nature and provisions of the financial obligation, and the promise we impute; and

•	The protection afforded by, and relative position of, the financial obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA:	An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB:	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C:

Obligations rated ‘BB’, ‘B’, ‘CCC’ ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB:	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

A-3

B:	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC:	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C:	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D:	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Plus (+) or minus (-):

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR:	This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.

Standard & Poor’s Short-Term Issue Credit Ratings

A-1:	A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2:	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3:	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead a weakened capacity of the obligor to meet its financial commitment on the obligation.

B:	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

A-4

C:	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D:	A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Standard & Poor’s Municipal Short-Term Note Ratings Definitions

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

•	Amortization schedule – the larger final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment – the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1:	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2:	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3:	Speculative capacity to pay principal and interest.

Standard & Poor’s Dual Ratings

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

Fitch Credit Rating Scales

Fitch Ratings’ credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national),

A-5

financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss. For information about the historical performance of ratings please refer to Fitch’s Ratings Transition and Default studies which detail the historical default rates and their meaning. The European Securities and Markets Authority also maintains a central repository of rating default rates.

Fitch Ratings’ credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch Ratings may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation). In such cases, the agency will make clear the assumptions underlying the agency’s opinion in the accompanying rating commentary.

The primary credit rating scales may be used to provide a credit opinion of privately issued obligations or certain note issuance programs. The primary credit rating scales may also be used to provide a credit opinion of a more narrow scope, including interest strips and return of principal.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

A designation of Not Rated or NR is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Fitch Long-Term Rating Scales

Issuer Credit Rating Scales

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies, and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

Country Ceilings

A-6

Country Ceilings are expressed using the symbols of the long-term issuer primary credit rating scale and relate to sovereign jurisdictions also rated by Fitch Ratings on the Issuer Default Rating scale. They reflect the agency’s judgment regarding the risk of capital and exchange controls being imposed by the sovereign authorities that would prevent or materially impede the private sector’s ability to convert local currency into foreign currency and transfer to non-resident creditors — transfer and convertibility (TandC) risk. As such, they are not ratings, but expressions of a maximum limit for the foreign currency issuer ratings of most, but not all, issuers in a given country. Given the close correlation between sovereign credit and TandC risks, the Country Ceiling may exhibit a greater degree of volatility than would normally be expected when it lies above the sovereign foreign currency rating.

AAA: Highest credit quality.

‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality.

‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality.

‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality.

‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative.

‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B: Highly speculative.

‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk.

Default is a real possibility.

CC: Very high levels of credit risk.

Default of some kind appears probable.

C: Exceptionally high levels of credit risk.

Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

A-7

c. Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD: Restricted default.

‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include: a. the selective payment default on a specific class or currency of debt; b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ord. execution of a distressed debt exchange on one or more material financial obligations.

D: Default.

‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

Imminent default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Notes

The modifiers + or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

Fitch Short-Term Rating Scales

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1:	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added + to denote any exceptionally strong credit feature.

F2:	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3:	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

A-8

B:	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C:	High short-term default risk. Default is a real possibility.

RD:

Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D:	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

A-9

APPENDIX B

PERSONS TO WHOM INVESCO PROVIDES

NON-PUBLIC PORTFOLIO HOLDINGS ON AN ONGOING BASIS

(as of January 31, 2017)

Service Provider	Disclosure Category
ABN AMRO Financial Services, Inc.	Broker (for certain Invesco Funds)
Absolute Color	Financial Printer
Anglemyer & Co.	Analyst (for certain Invesco Funds)
Ballard Spahr Andrews & Ingersoll, LLP	Special Insurance Counsel
Barclays Capital, Inc.	Broker (for certain Invesco Funds)
Blaylock Robert Van LLC	Broker (for certain Invesco Funds)
BB&T Capital Markets	Broker (for certain Invesco Funds)
Bear Stearns Pricing Direct, Inc.	Pricing Vendor (for certain Invesco Funds)
BLNS Securities Ltd.	Broker (for certain Invesco Funds)
BOSC, Inc.	Broker (for certain Invesco Funds)
Brown Brothers Harriman & Co.	Securities Lender (for certain Invesco Funds)
Cabrera Capital Markets	Broker (for certain Invesco Funds)
Charles River Systems, Inc.	System Provider
Chas. P. Young Co.	Financial Printer
Cirrus Research, LLC	Trading System
Citigroup Global Markets, Inc.	Broker (for certain Invesco Funds)
Commerce Capital Markets	Broker (for certain Invesco Funds)
Crane Data, LLC	Analyst (for certain Invesco Funds)
Credit Suisse International / Credit Suisse Securities (Europe) Ltd.	Service Provider
Crews & Associates	Broker (for certain Invesco Funds)
D.A. Davidson & Co.	Broker (for certain Invesco Funds)
Dechert LLP	Legal Counsel
DEPFA First Albany	Broker (for certain Invesco Funds)
E.K. Riley Investments LLC	Broker (for certain Invesco Funds)
Empirical Research Partners	Analyst (for certain Invesco Funds)
Finacorp Securities	Broker (for certain Invesco Funds)
First Miami Securities	Broker (for certain Invesco Funds)
First Southwest Co.	Broker (for certain Invesco Funds)
First Tryon Securities	Broker (for certain Invesco Funds)
Fitch, Inc.	Rating & Ranking Agency (for certain Invesco Funds)
FT Interactive Data Corporation	Pricing Vendor
FTN Financial Group	Broker (for certain Invesco Funds)
GainsKeeper	Software Provider (for certain Invesco Funds)
GCom2 Solutions	Software Provider (for certain Invesco Funds)
George K. Baum & Company	Broker (for certain Invesco Funds)
Glass, Lewis & Co.	System Provider (for certain Invesco Funds)
Global Trading Analytics, LLC	Software Provider
Global Trend Alert	Analyst (for certain Invesco Funds)
Hattier, Sanford & Reynoir	Broker (for certain Invesco Funds)
Hutchinson, Shockey, Erley & Co.	Broker (for certain Invesco Funds)
ICI (Investment Company Institute)	Analyst (for certain Invesco Funds)
ICRA Online Ltd.	Rating & Ranking Agency (for certain Invesco Funds)

B-1

Service Provider	Disclosure Category
Lincoln Investment Advisors Corporation	Other
iMoneyNet, Inc.	Rating & Ranking Agency (for certain Invesco Funds)
Initram Data, Inc.	Pricing Vendor
Institutional Shareholder Services, Inc.	Proxy Voting Service (for certain Invesco Funds)
Invesco Investment Services, Inc.	Transfer Agent
Invesco Senior Secured Management, Inc.	System Provider (for certain Invesco Funds)
Investment Company Institute	Analyst (for certain Invesco Funds)
Investortools, Inc.	Broker (for certain Invesco Funds)
ITG, Inc.	Pricing Vendor (for certain Invesco Funds)
J.P. Morgan Securities, Inc.	Analyst (for certain Invesco Funds)
J.P. Morgan Securities Inc.\Citigroup Global Markets Inc.\JPMorgan Chase Bank, N.A.	Lender (for certain Invesco Funds)
J.P. Morgan Securities	Broker (for certain Invesco Funds)
Janney Montgomery Scott LLC	Broker (for certain Invesco Funds)
John Hancock Investment Management Services, LLC	Sub-advisor (for certain sub-advised accounts)
Jorden Burt LLP	Special Insurance Counsel
KeyBanc Capital Markets, Inc.	Broker (for certain Invesco Funds)
Kramer Levin Naftalis & Frankel LLP	Legal Counsel
Lebenthal & Co. LLC	Broker (for certain Invesco Funds)
Lipper, Inc.	Rating & Ranking Agency (for certain Invesco Funds)
Loan Pricing Corporation	Pricing Service (for certain Invesco Funds)
Loop Capital Markets	Broker (for certain Invesco Funds)
M.R. Beal	Broker (for certain Invesco Funds)
MarkIt Group Limited	Pricing Vendor (for certain Invesco Funds)
Merrill Communications LLC	Financial Printer
Mesirow Financial, Inc.	Broker (for certain Invesco Funds)
Middle Office Solutions	Software Provider
Moody’s Investors Service	Rating & Ranking Agency (for certain Invesco Funds)
Morgan Keegan & Company, Inc.	Broker (for certain Invesco Funds)
Morrison Foerster LLP	Legal Counsel
MS Securities Services, Inc. and Morgan Stanley & Co. Incorporated	Securities Lender (for certain Invesco Funds)
Muzea Insider Consulting Services, LLC	Analyst (for certain Invesco Funds)
Ness USA Inc.	System provider
Noah Financial, LLC	Analyst (for certain Invesco Funds)
Omgeo LLC	Trading System
Piper Jaffray	Analyst (for certain Invesco Funds)
Prager, Sealy & Co.	Broker (for certain Invesco Funds)
PricewaterhouseCoopers LLP	Independent Registered Public Accounting Firm (for all Invesco Funds)
Protective Securities	Broker (for certain Invesco Funds)
Ramirez & Co., Inc.	Broker (for certain Invesco Funds)
Raymond James & Associates, Inc.	Broker (for certain Invesco Funds)
RBC Capital Markets	Analyst (for certain Invesco Funds)
RBC Dain Rauscher Incorporated	Broker (for certain Invesco Funds)
Reuters America LLC	Pricing Service (for certain Invesco Funds)
Rice Financial Products	Broker (for certain Invesco Funds)
Robert W. Baird & Co. Incorporated	Broker (for certain Invesco Funds)
RR Donnelley Financial	Financial Printer
Ryan Beck & Co.	Broker (for certain Invesco Funds)
SAMCO Capital Markets, Inc.	Broker (for certain Invesco Funds)

B-2

Service Provider	Disclosure Category
Seattle-Northwest Securities Corporation	Broker (for certain Invesco Funds)
Siebert Brandford Shank & Co., L.L.C.	Broker (for certain Invesco Funds)
Simon Printing Company	Financial Printer
Southwest Precision Printers, Inc.	Financial Printer
Southwest Securities	Broker (for certain Invesco Funds)
Standard and Poor’s/Standard and Poor’s Securities Evaluations, Inc.	Pricing Service and Rating and Ranking Agency (each, respectively, for certain Invesco Funds)
StarCompliance, Inc.	System Provider
State Street Bank and Trust Company	Custodian, Lender, Securities Lender, and System Provider (each, respectively, for certain Invesco Funds)
Sterne, Agee & Leach, Inc.	Broker (for certain Invesco Funds)
Stifel, Nicolaus & Company, Incorporated	Broker (for certain Invesco Funds)
Stradley Ronon Stevens & Young, LLP	Legal Counsel
The Bank of New York	Custodian and Securities Lender (each, respectively, for certain Invesco Funds)
The MacGregor Group, Inc.	Software Provider
The Savader Group LLC	Broker (for certain Invesco Funds)
Thomson Information Services Incorporated	Software Provider
UBS Financial Services, Inc.	Broker (for certain Invesco Funds)
VCI Group Inc.	Financial Printer
Vining Sparks IBG	Broker (for Certain Invesco Funds)
W.H Mell Associates, Inc.	Broker (for certain Invesco Funds)
Wachovia National Bank, N.A.	Broker (for certain Invesco Funds)
Western Lithograph	Financial Printer
Wiley Bros. Aintree Capital L.L.C.	Broker (for certain Invesco Funds)
William Blair & Co.	Broker (for certain Invesco Funds)
XSP, LLC\Solutions Plus, Inc.	Software Provider

B-3

APPENDIX C

TRUSTEES AND OFFICERS

As of May 31, 2017

The address of each trustee and officer is 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Trusteeship(s)/ Directorship Held by Trustee/Director During Past 5 Years
Interested Trustees:

Martin L. Flanagan[1] - 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			144	None

Philip A. Taylor[2] - 1954 Trustee and Senior Vice President	2006	Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment	144	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.
[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

C-1

Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM

C-2

		Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.
Independent Trustees

Bruce L. Crockett – 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	144	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee, Ferroglobe PLC (metallurgical company)

David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	144	Board member of the Illinois Manufacturers’ Association

James T. Bunch – 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society; Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	144	Trustee, Evans Scholarship Foundation

Jack M. Fields – 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	None

Cynthia Hostetler —1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	144	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen

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				Group, Inc. (specialized energy and infrastructure products distributor)

Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	144	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Prema Mathai-Davis – 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None

Teresa M. Ressel — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury; Chief Compliance Officer, Kaiser Permanente; Program Manager, Hewlett-Packard; Nuclear Engineering, General Dynamics Corporation	144	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)

Larry Soll – 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None

Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	144	Federal Reserve Bank of Dallas

Raymond Stickel, Jr. – 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	144	None

Robert C. Troccoli – 1949 Trustee	2016	Adjunct Professor, University of Denver – Daniels College of Business Formerly: Senior Partner, KPMG LLP	144	None

Christopher L. Wilson – 1957 Trustee	2017	Managing Partner, CT2, LLC (investing and consulting firm) Formerly: President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations,	144	TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); ISO New England, Inc.

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		Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments		(non-profit organization managing regional electricity market)
Officers

Sheri Morris – 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr – 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust,	N/A	N/A

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PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Manager and Secretary, Invesco Indexing LLC

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds

		N/A	N/A

Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

		N/A	N/A

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Tracy Sullivan – 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed

Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

		N/A	N/A

Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

		N/A	N/A

Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

		N/A	N/A

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Trustee Ownership of Fund Shares as of December 31, 2016

Name of Trustee	Dollar Range of Equity Securities Per Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Invesco Funds

Interested Persons
Martin L. Flanagan	None	Over $100,000
Philip A. Taylor	None	$1-$10,000

Independent Trustees
David C. Arch	None	Over $100,000
James T. Bunch	None	Over $100,000
Bruce L. Crockett	Invesco Low Volatility Equity Yield Fund($1-$10,000) Invesco Global Real Estate Income Fund($1-$10,000)	Over $100,000[3]
Jack M. Fields	None	Over $100,000[3]
Cynthia Hostetler [5]	N/A	N/A
Eli Jones [4]	None	N/A
Prema Mathai-Davis	None	Over $100,000[3]
Teresa M. Ressel[5]	N/A	N/A
Larry Soll	Invesco Global Real Estate Income Fund (Over $100,000) Invesco Low Volatility Equity Yield Fund ($10,001-$50,000)	Over $100,000
Ann Barnett Stern[5]	N/A	N/A
Raymond Stickel, Jr.	None	Over $100,000
Robert C. Troccoli[4]	Invesco Global Real Estate Income Fund ($10,001 - $50,000) Invesco Strategic Real Return Fund ($50,001 - $100,000)	Over $100,000
Christopher L. Wilson[5]	N/A	Over $100,000

[3]	Includes total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Invesco Funds.
[4]	Dr. Eli Jones and Mr. Robert C. Troccoli were appointed as trustees of the Trust effective January 29, 2016.
[5]	The information in the table is provided as of December 31, 2016. Mss. Cynthia Hostetler, Teresa M. Ressel and Ann Barnett Stern and Mr. Christopher L. Wilson were elected as trustees of the Trust by shareholders at a meeting held on March 9, 2017.

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APPENDIX D

TRUSTEES COMPENSATION TABLE

Set forth below is information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with Invesco during the year ended December 31, 2016:

Trustee	Aggregate Compensation From the Trust (1)	Retirement Benefits Accrued by All Invesco Funds	Estimated Annual Benefits Upon Retirement (2)	Total Compensation Form All Invesco Funds (3)
Independent Trustees(4)
David C. Arch	$51,949	—	$205,000	$383,122
James T. Bunch	$55,505	—	$205,000	$401,322
Bruce L. Crockett	$95,667	—	$205,000	$690,922
Jack M. Fields	$50,463	—	$205,000	$363,122
Cynthia Hostetler(6)	N/A	N/A	N/A	N/A
Eli Jones(5)	$30,384	—	$0	$390,351
Prema Mathai-Davis	$54,291	—	$205,000	$390,322
Teresa M. Ressel(6)	N/A	N/A	N/A	N/A
Larry Soll	$55,159	—	$226,885	$396,322
Ann Barnett Stern(6)	N/A	N/A	N/A	N/A
Raymond Stickel, Jr.	$59,334	—	$205,000	$426,022
Robert C. Troccoli(5)	$31,585	—	$0	$317,851
Christopher L. Wilson(6)	N/A	N/A	N/A	N/A

Officer
Russell Burk	$103,090	—	$0	$760,759

[1]	Amounts shown are based on the fiscal year ended August 31, 2016. The total amount of compensation deferred by all trustees of the Trust during the fiscal year ended August 31, 2016, including earnings, was $78,273.
[2]	These amounts represent the estimated annual benefits payable by the Invesco Funds upon the trustees’ retirement and assumes each trustee serves until his or her normal retirement date. These amounts are not adjusted to reflect deemed investment appreciation or depreciation.
[3]	All trustees currently serve as trustee of 31 registered investment companies advised by Invesco.
[4]	On December 31, 2016, Mr. Albert R. Dowden and Ms. Suzanne H. Woolsey retired. During the fiscal year ended August 31, 2016 compensation from the Trust was $54,291 for Mr. Dowden and $51,949 for Ms. Woolsey.
[5]	Dr. Eli Jones and Mr. Robert C. Troccoli were appointed as trustees of the Trust effective January 29, 2016.
[6]	Mss. Cynthia Hostetler, Teresa M. Ressel and Ann Barnett Stern and Mr. Christopher L. Wilson were elected as trustees of the Trust by shareholders at a meeting held on March 9, 2017.

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APPENDIX E

PROXY POLICIES AND PROCEDURES

Invesco’s Policy Statement on Global Corporate

Governance and Proxy Voting

The Adviser and each sub-adviser rely on this policy. In addition, Invesco Advisers, Inc., Invesco Asset Management Limited, Invesco Canada Ltd., Invesco Asset Management (Japan) Limited, Invesco Asset Management Deutschland GmbH and Invesco PowerShares Capital Management LLC have also adopted operating guidelines and procedures for proxy voting particular to each regional investment center. Such guidelines and procedures are attached hereto.

Invesco’s Policy Statement on Global Corporate Governance and Proxy Voting

I.	Guiding Principles and Philosophy

Public companies hold shareholder meetings, attended by the company’s executives, directors, and shareholders, during which important issues, such as appointments to the company’s board of directors, executive compensation, and auditors, are addressed and where applicable, voted on. Proxy voting gives shareholders the opportunity to vote on issues that impact the company’s operations and policies without being present at the meetings.

Invesco views proxy voting as an integral part of its investment management responsibilities and believes that the right to vote proxies should be managed with the same high standards of care and fiduciary duty to its clients as all other elements of the investment process. Invesco’s proxy voting philosophy, governance structure and process are designed to ensure that proxy voles are cast in accordance with clients’ best interests, which Invesco interprets to mean clients’ best economic interests, this Policy and the operating guidelines and procedures of Invesco’s regional investment centers.

Invesco investment teams vote proxies on behalf of Invesco-sponsored funds and non-fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf.

The proxy voting process at Invesco, which is driven by investment professionals, Focuses on maximizing long-term value for our clients, protecting clients’ rights and promoting governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders. Invesco takes a nuanced approach to voting and, therefore, many matters to be voted upon are reviewed on a case by case basis.

Votes in favor of board or management proposals should not be interpreted as an indication of insufficient consideration by lnvesco fund managers. Such votes may reflect the outcome of past or ongoing engagement and active ownership by Invesco with representatives of the companies in which we invest.

II.	Applicability of this Policy

This Policy sets forth the framework of Invesco’s corporate governance approach, broad philosophy and guiding principles that inform the proxy voting practices of Invesco’s investment teams around the world. Given the different nature of these teams and their respective investment processes, as well as the significant differences in regulatory regimes and market practices across jurisdictions, not all aspects of this Policy may apply to all Invesco investment teams at all times. In the case of a conflict between this Policy and the operating guidelines and procedures of a regional investment center the latter will control.

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III.	Proxy Voting for Certain Fixed Income, Money Market Accounts and Index

For proxies held by certain client accounts managed in accordance with fixed income, money market and index strategies (including exchange traded funds), lnvesco will typically vote in line with the majority holder of the active-equity shares held by Invesco outside of those strategies (“Majority Voting”). In this manner Invesco seeks to leverage the active-equity expertise and comprehensive proxy voting reviews conducted by teams employing active-equity strategies, which typically incorporate analysis of proxy issues as a core component of the investment process. Portfolio managers for accounts employing Majority Voting still retain full discretion to override Majority Voting and to vote the shares as they determine to be in the best interest of those accounts, absent certain types of conflicts of interest, which are discussed elsewhere in this Policy.

IV.	Conflicts of Interest

There may be occasions where voting proxies may present a real or perceived conflict of interest between Invesco, as investment manager, and one or more of Invesco’s clients or vendors. Under Invesco’s Code of Conduct, Invesco entities and individuals are strictly prohibited from putting personal benefit, whether tangible or intangible, before the interests of clients. “Personal benefit” includes any intended benefit for Invesco, oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for the relevant lnvesco client.

Firm-level Conflicts of Interest

A conflict of interest may exist if Invesco has a material business relationship with, or is actively soliciting business from, either the company soliciting a proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote (e.g., issuers that are distributors of Invesco’s products, or issuers that employ lnvesco to manage portions of their retirement plans or treasury accounts). Invesco’s proxy governance team maintains a list of all such issuers for which a conflict of interest exists.

If the proposal that gives rise to the potential conflict is specifically addressed by this Policy or the operating guidelines and procedures of the relevant regional investment center, Invesco generally will vote the proxy in accordance therewith. Otherwise, based on a majority vote of its members, the Global IPAC (as described below) will vote the proxy.

Because this Policy and the operating guidelines and procedures of each regional investment center are pre-determined and crafted to be in the best economic interest of clients, applying them to vote client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard, persons from Invesco’s marketing, distribution and other customer-facing functions may not serve on the Global IPAC. For the avoidance of doubt, Invesco may not consider Invesco Ltd.’s pecuniary interest when voting proxies on behalf of clients.

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Personal Conflicts of Interest

A conflict also may exist where an Invesco employee has a known personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships.

All Invesco personnel with proxy voting responsibilities are required to report any known personal conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issues.

Other Conflicts of Interest

In order to avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by, or related to matters involving, Invesco Ltd. that may be held in client accounts from time to time.1 Shares of an Invesco-sponsored fund held by other lnvesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund.

V.	Use of Third-Party Proxy Advisory Services

Invesco may supplement its internal research with information from third-parties, such as proxy advisory firms. However, Invesco generally retains full and independent discretion with respect to proxy voting decisions.

As part of its fiduciary obligation to clients, Invesco performs extensive initial and ongoing due diligence on the proxy advisory firms it engages. This includes reviews of information regarding the capabilities of their research staffs and internal controls, policies and procedures, including those relating to possible conflicts of interest. In addition, lnvesco regularly monitors and communicates with these firms and monitors their compliance with Invesco’s performance and policy standards.

VI.	Global Proxy Voting Platform and Administration

Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global lnvesco Proxy Advisory Committee (“Global IPAC”). The Global IPAC is a global investments-driven committee comprised of representatives from various investment management teams and Invesco’s Global Head of Proxy Governance and Responsible Investment (“Head of Proxy Governance”). The Global IPAC provides a forum for investment teams to monitor, understand and discuss key proxy issues and voting trends within the lnvesco complex. Absent a conflict of interest, the Global IPAC representatives, in consultation with the respective investment team, are responsible for voting proxies for the securities the team manages (unless such responsibility is explicitly delegated to the portfolio managers of the securities in question) In addition to the Global IPAC, for some clients, third parties (e.g., U.S. mutual fund boards) provide oversight of the proxy process. The Global IPAC and Invesco’s

[1]	Generally speaking, Invesco does not invest for its clients in the shares of Invesco Ltd., however, limited exceptions apply in the case of funds or accounts designed to track an index that includes Invesco Ltd. as a component.

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proxy administration and governance team, compliance and legal teams regularly communicate and review this Policy and the operating guidelines and procedures of each regional investment center to ensure that they remain consistent with clients’ best interests, regulatory requirements, governance trends and industry best practices.

Invesco maintains a proprietary global proxy administration platform, known as the “fund manager portal” and supported by the Head of Proxy Governance and a dedicated team of internal proxy specialists. The platform streamlines the proxy voting and ballot reconciliation processes, as well as related functions, such as share blocking and managing conflicts of interest issuers. Managing these processes internally, as opposed to relying on third parties, gives Invesco greater quality control, oversight and independence in the proxy administration process.

The platform also includes advanced global reporting and record-keeping capabilities regarding proxy matters that enable Invesco to satisfy client, regulatory and management requirements. Historical proxy voting information, including commentary by investment professionals regarding the votes they cast, where applicable, is stored to build institutional knowledge across the Invesco complex with respect to individual companies and proxy issues. Certain investment teams also use the platform to access third-party proxy research.

VII.	Non-Votes

In the great majority of instances, Invesco is able to vote proxies successfully. However, in certain circumstances Invesco may refrain from voting where the economic or other opportunity costs of voting exceeds any anticipated benefits of that proxy proposal. In addition, there may be instances in which Invesco is unable to vote all of its clients’ proxies despite using commercially reasonable efforts to do so. For example:

•

Invesco may not receive proxy materials from the relevant fund or client custodian with sufficient time and information to make an informed independent voting decision. In such cases, Invesco may choose not to vote, to abstain from voting, to vote in line with management or to vote in accordance with proxy advisor recommendations. These matters are left to the discretion of the fund manager.

•

If the security in question is on loan as part of a securities lending program, lnvesco may determine that the benefit to the client of voting a particular proxy is outweighed by the revenue that would be lost by terminating the loan and recalling the securities.

•

In some countries the exercise of voting rights imposes temporary transfer restrictions on the related securities (“share blocking”). Invesco generally refrains from voting proxies in share-blocking countries unless Invesco determines that the benefit to the client(s) of voting a specific proxy outweighs the client’s temporary inability to sell the security.

•

Some companies require a representative to attend meetings in person in order to vote a proxy. In such cases, Invesco may determine that the costs of sending a representative or signing a power-of-attorney outweigh the benefit of voting a particular proxy.

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VIII.	Proxy Voting Guidelines

The following guidelines describe Invesco’s general positions on various common proxy voting issues. This list is not intended to be exhaustive or prescriptive. As noted above, Invesco’s proxy process is investor-driven, and each fund manager retains ultimate discretion to vote proxies in the manner they deem most appropriate, consistent with Invesco’s proxy voting principles and philosophy discussed in Sections I through IV. Individual proxy votes therefore will differ from these guidelines from time to time.

A.	Shareholder Access and Treatment of Shareholder Proposals

Invesco reviews on a case by case basis but generally votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action, and proposals to promote the adoption of generally accepted best practices in corporate governance, provided that such proposals would not require a disproportionate amount of management attention or corporate resources or otherwise that may inappropriately disrupt the company’s business and main purpose. usually set out in their reporting disclosures and business model. Likewise, Invesco reviews on a case by case basis but generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate governance standards indicate that such additional protections are warranted (for example, where minority shareholders’ rights are not adequately protected).

B.	Environmental, Social and Corporate Responsibility Issues

Invesco believes that a company’s long-term response to environmental, social and corporate responsibility issues can significantly affect its long-term shareholder value. We recognize that to manage a corporation effectively, directors and management may consider not only the interests of shareholders, but also the interests of employees, customers, suppliers, creditors and the local community, among others. While Invesco generally affords management discretion with respect to the operation of a company’s business, Invesco will evaluate such proposals on a case by case basis and will vote proposals relating to these issues in a manner intended to maximize long-term shareholder value.

C.	Capitalization Structure Issues

i.	Stock Issuances

Invesco generally supports a board’s decisions about the need for additional capital stock to meet ongoing corporate needs, except where the request could adversely affect Invesco clients’ ownership stakes or voting rights. Some capitalization proposals, such as those to authorize common or preferred stock with special voting rights or to issue additional stock in connection with an acquisition, may require additional analysis. lnvesco generally opposes proposals to authorize classes of preferred stock with unspecified voting, conversion, dividend or other rights (“blank check” stock) when they appear to be intended as an anti-takeover mechanism; such issuances may be supported when used for general financing purposes.

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ii.	Stock Splits

Invesco generally supports a board’s proposal to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given the company’s industry and performance in terms of shareholder returns.

iii.	Share Repurchases

lnvesco generally supports a board’s proposal to institute open-market share repurchase plans only if all shareholders participate on an equal basis.

D.	Corporate Governance Issues

i. Board of Directors

1.	Director Nominees in Uncontested Elections

Subject to the other considerations described below, in an uncontested director election for a company without a controlling shareholder, lnvesco generally votes in favor of the director slate if it is comprised of at least a majority of independent directors and if the board’s key committees are fully independent, effective and balanced. Key committees include the audit, compensation/remuneration and governance/nominating committees. lnvesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

2.	Director Nominees in Contested Elections

Invesco recognizes that short-term investment sentiments influence the corporate governance landscape and may influence companies in Invesco clients’ portfolios and more broadly across the market. Invesco recognizes that short-term investment sentiment may conflict with long-term value creation and as such looks at each proxy contest matter on a case by case basis, considering factors such as:

•	Long-term financial performance of the company relative to its industry,

•	Management’s track record,

•	Background to the proxy contest,

•	Qualifications of director nominees (both slates),

•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met, and

•	Stock ownership positions in the company.

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3.	Director Accountability

Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders. Examples include, without limitation, poor attendance (less than 75%, absent extenuating circumstances) at meetings, failing to implement shareholder proposals that have received a majority of votes and/or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called “clawback” provisions.

4.	Director Independence

lnvesco generally supports proposals to require a majority of directors to be independent unless particular circumstances make this not Feasible or in the best interests of shareholders, We generally vote for proposals that would require the board’s audit, compensation/remuneration, and/or governance/nominating committees to be composed exclusively of independent directors since this minimizes the potential for conflicts of interest.

5.	Director Indemnification

Invesco recognizes that individuals may be reluctant to serve as corporate directors if they are personally liable for all related lawsuits and legal costs. As a result, reasonable limitations on directors’ liability can benefit a company and its shareholders by helping to attract and retain qualified directors while preserving recourse for shareholders in the event of misconduct by directors, Invesco, therefore, generally supports proposals to limit directors’ liability and provide indemnification and/or exculpation, provided that the arrangements are limited to the director acting honestly and in good faith with a view to the best interests of the company and, in criminal matters, are limited to the director having reasonable grounds for believing the conduct was lawful.

6.	Separate Chairperson and CEO

Invesco evaluates these proposals on a case by case basis, recognizing that good governance requires either an independent chair or a qualified, proactive, and lead independent director.

Voting decisions may take into account, among other factors, the presence or absence of:

•	a designated lead director, appointed from the ranks of the independent board members, with an established term of office and clearly delineated powers and duties;

•	a majority of independent directors;

•	completely independent key committees;

•	committee chairpersons nominated by the independent directors;

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•	CEO performance reviewed annually by a committee of independent directors; and

•	established governance guidelines.

7.	Majority/Supermajority/Cumulative Voting for Directors

The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco generally votes in favor of proposals to elect directors by a majority vote. Except in cases where required by law in the jurisdiction of incorporation or when a company has adopted formal governance principles that present a meaningful alternative to the majority voting standard, Invesco generally votes against actions that would impose any supermajority voting requirement. and generally supports actions to dismantle existing supermajority requirements.

The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco generally opposes such proposals as unnecessary where the company has adopted a majority voting standard. However, Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

8.	Staggered Boards/Annual Election of Directors

Invesco generally supports proposals to elect each director annually rather than electing directors to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

9.	Board Size

lnvesco believes that the number of directors is an important factor to consider when evaluating the board’s ability to maximize long-term shareholder value. Invesco approaches proxies relating to board size on a case by case basis but generally will defer to the board with respect to determining the optimal number of board members, provided that the proposed board size is sufficiently large to represent shareholder interests and sufficiently limited to remain effective.

10.	Term Limits for Directors

lnvesco believes it is important for a board of directors to examine its membership regularly with a view to ensuring that the company continues to benefit from a diversity of director viewpoints and experience. We generally believe that an individual board’s nominating committee is best positioned to determine whether director term limits would be an appropriate measure to help achieve these goals and, if so, the nature of such limits.

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ii. Audit Committees and Auditors

1.	Qualifications of Audit Committee and Auditors

Invesco believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence. experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco considers the past performance of the Audit Committee and holds its members accountable for the quality of the company’s financial statements and reports.

2.	Auditor Indemnifications

A company’s independent auditors play a critical role in ensuring and attesting to the integrity of the company’s financial statements. It is therefore essential that they perform their work in accordance with the highest standards. Invesco generally opposes proposals that would limit the liability of or indemnify auditors because doing so could serve to undermine this obligation.

3.	Adequate Disclosure of Auditor Fees

Understanding the fees earned by the auditors is important for assessing auditor independence. Invesco’s support for the re-appointment of the auditors will take into consideration the availability of adequate disclosure concerning the amount and nature of audit versus non-audit fees. Invesco generally will support proposals that call for this disclosure if it is not already being made.

E.	Remuneration and Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of portfolio companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests! and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features. and plans that appear likely to reduce the value of the client’s investment.

i. Independent Compensation/Remuneration Committee

Invesco believes that an independent, experienced and well-informed compensation/remuneration committee is critical to ensuring that a company’s remuneration practices align with shareholders’ interests and, therefore, generally supports proposals calling for a compensation/remuneration committee to be comprised solely of independent directors.

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ii. Advisory Votes on Executive Compensation

Invesco believes that an independent compensation/remuneration committee of the board, with input from management, is generally best positioned to determine the appropriate components and levels of executive compensation, as well as the appropriate frequency of related shareholder advisory votes. This is particularly the case where shareholders have the ability to express their views on remuneration matters through annual votes for or against the election of the individual directors who comprise the compensation/remuneration committee. Invesco, therefore, generally will support management’s recommendations with regard to the components and levels of executive compensation and the frequency of shareholder advisory votes on executive compensation. However, Invesco will vote against such recommendations where Invesco determines that a company’s executive remuneration policies are not properly aligned with shareholder interests or may create inappropriate incentives for management.

iii. Equity Based Compensation Plans

Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include, without limitation, the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability to replenish shares automatically without shareholder approval.

iv. Severance Arrangements

lnvesco considers proposed severance arrangements (sometimes known as “golden parachute” arrangements) on a case-by-case basis due to the wide variety among their terms. Invesco acknowledges that in some cases such arrangements, if reasonable, may be in shareholders’ best interests as a method of attracting and retaining high quality executive talent. lnvesco generally votes in favor of proposals requiring advisory shareholder ratification of senior executives’ severance agreements while generally opposing proposals that require such agreements to be ratified by shareholders in advance of their adoption.

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v. “Claw Back” Provisions

lnvesco generally supports so called “claw back” policies intended to recoup remuneration paid to senior executives based upon materially inaccurate financial reporting (as evidenced by later restatements) or fraudulent accounting or business practices.

vi. Employee Stock Purchase Plans

Invesco generally supports employee stock purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock represents a reasonable discount from the market price.

F.	Anti-Takeover Defenses; Reincorporation

Measures designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they have the potential to create conflicts of interests among directors, management and shareholders. Such measures include adopting or renewing shareholder rights plans (“poison pills”), requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. In determining whether to support a proposal to add, eliminate or restrict anti-takeover measures, Invesco will examine the particular elements of the proposal to assess the degree to which it would adversely affect shareholder rights of adopted. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote. Invesco generally opposes payments by companies to minority shareholders intended to dissuade such shareholders from pursuing a takeover or other changes (sometimes known as “greenmail”) because these payments result in preferential treatment of some shareholders over others.

Reincorporation involves re-establishing the company in a different legal jurisdiction. Invesco generally will vote for proposals to reincorporate a company provided that the board and management have demonstrated sound financial or business reasons for the move. Invesco generally will oppose proposals to reincorporate if they are solely part of an anti-takeover defense or intended to limit directors’ liability.

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Proxy Guidelines

for

Invesco Advisers, Inc.

PROXY VOTING GUIDELINES

Applicable to	All Advisory Clients, including the Invesco Funds
Risk Addressed by the Guidelines	Breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco’s interests ahead of client’s best interests in voting proxies
Relevant Law and Other Sources	U.S. Investment Advisers Act of 1940, as amended
Last ☒Reviewed ☒Revised by Compliance for Accuracy	April 19, 2016
Guideline Owner	U.S. Compliance and Legal
Policy Approver	Invesco Advisers, Inc., Invesco Funds Board
Approved/Adopted Date	May 3-4, 2016

The following guidelines apply to all institutional and retail funds and accounts that have explicitly authorized Invesco Advisers, Inc. (“Invesco”) to vote proxies associated with securities held on their behalf (collectively, “Clients”).

A. INTRODUCTION

Invesco Ltd. (“IVZ”), the ultimate parent company of Invesco, has adopted a global policy statement on corporate governance and proxy voting (the “Invesco Global Proxy Policy”). The policy describes IVZ’s views on governance matters and the proxy administration and governance approach. Invesco votes proxies by using the framework and procedures set forth in the Invesco Global Proxy Policy, while maintaining the Invesco-specific guidelines described below.

B. PROXY VOTING OVERSIGHT: THE MUTUAL FUNDS’ BOARD OF TRUSTEES

In addition to the Global Invesco Proxy Advisory Committee, the Invesco mutual funds’ board of trustees provides oversight of the proxy process through quarterly reporting and an annual in-person presentation by Invesco’s Global Head of Proxy Governance and Responsible Investment.

C. USE OF THIRD PARTY PROXY ADVISORY SERVICES

Invesco has direct access to third-party proxy advisory analyses and recommendations (currently provided by Glass Lewis (“GL”) and Institutional Shareholder Services, Inc. (“ISS”)), among other research tools, and uses the information gleaned from those sources to make independent voting decisions.

Invesco’s proxy administration team performs extensive initial and ongoing due diligence on the proxy advisory firms that it engages. When deemed appropriate, representatives from the proxy advisory firms are asked to deliver updates directly to the mutual funds’ board of trustees. Invesco conducts semi-annual, in-person policy roundtables with key heads of research from ISS and GL to ensure transparency, dialogue and engagement with the firms. These meetings provide Invesco with an opportunity to assess the firms’ capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the advisory firms’ stances on key governance and proxy topics and their policy framework/methodologies. Invesco’s proxy administration team also reviews the annual SSAE 16 reports for, and the periodic proxy guideline updates published by, each proxy advisory firm to ensure that their guidelines remain consistent with Invesco’s policies and procedures. Furthermore, each proxy advisory firm completes an annual due diligence questionnaire submitted by Invesco, and Invesco conducts on-site due diligence at each firm, in part to discuss their responses to the questionnaire.

If Invesco becomes aware of any material inaccuracies in the information provided by ISS or GL, Invesco’s proxy administration team will investigate the matter to determine the cause, evaluate the adequacy of the proxy advisory firm’s control structure and assess the efficacy of the measures instituted to prevent further errors.

ISS and GL provide updates to previously issued proxy reports when necessary to incorporate newly available information or to correct factual errors. ISS also has a Feedback Review Board, which provides a mechanism for stakeholders to communicate with ISS about issues related to proxy voting and policy formulation, research, and the accuracy of data contained in ISS reports.

D. PROXY VOTING GUIDELINES

The following guidelines describe Invesco’s general positions on various common proxy issues. The guidelines are not intended to be exhaustive or prescriptive. Invesco’s proxy process is investor-driven, and each portfolio manager retains ultimate discretion to vote proxies in the manner that he or she deems to be the most appropriate, consistent with the proxy voting principles and philosophy discussed in the Invesco Global Proxy Policy. Individual proxy votes therefore will differ from these guidelines from time to time.

I.	Corporate Governance

Management teams of companies are accountable to the boards of directors and directors of publicly held companies are accountable to shareholders. Invesco endeavors to vote the proxies of companies in a manner that will reinforce the notion of a board’s accountability. Consequently, Invesco generally votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board.

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The following are specific voting issues that illustrate how Invesco applies this principle of accountability.

Elections of directors

In uncontested director elections for companies that do not have a controlling shareholder, Invesco generally votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the audit, compensation and governance or nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve. Contested director elections are evaluated on a case-by-case basis.

Director performance

Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders, either through their Level of attendance at meetings or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions, such as so-called “clawback” provisions.

Auditors and Audit Committee members

Invesco believes a company’s audit committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning audit committee. When electing directors who are members of a company’s audit committee, or when ratifying a company’s auditors, Invesco considers the past performance of the committee and holds its members accountable for the quality of the company’s financial statements and reports.

Majority standard in director elections

The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and generally votes in favor of proposals to elect directors by a majority vote.

Staggered Boards/Annual Election of Directors

Invesco generally supports proposals to elect each director annually rather than electing directors to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

Supermajority voting requirements

Unless required by law in the state of incorporation, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.

Responsiveness of Directors

Invesco generally withholds votes for directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

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Cumulative voting

The practice of cumulative voting can enable minority shareholders to have representation on a company’s board, Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

Proxy access

Invesco generally supports shareholders’ nominations of directors in the proxy statement and ballot because it increases the accountability of the board to shareholders. Invesco will generally consider the proposed minimum period of ownership (e.g., three years), minimum ownership percentage (e.g., three percent), limitations on a proponent’s ability to aggregate holdings with other shareholders and the maximum percentage of directors who can be nominated when determining how to vote on proxy access proposals.

Shareholder access

On business matters with potential financial consequences, Invesco generally votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance. Furthermore, Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate governance standards indicate that such additional protections are warranted.

Exclusive Forum

Invesco generally supports proposals that would designate a specific jurisdiction in company bylaws as the exclusive venue for certain types of shareholder lawsuits in order to reduce costs arising out of multijurisdidional litigation.

II.	Compensation and Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the Client’s investment.

Following are specific voting issues that illustrate how Invesco evaluates incentive plans.

Executive compensation

Invesco evaluates executive compensation plans within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. Invesco views the election of independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco generally supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

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Equity-based compensation plans

Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability automatically to replenish shares without shareholder approval.

Employee stock-purchase plans

Invesco generally supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

Severance agreements

Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, Invesco generally opposes proposals requiring such agreements to be ratified by shareholders in advance of their adoption. Given the vast differences that may occur in these agreements, some severance agreements are evaluated on an individual basis.

III.	Capitalization

Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the Client’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.

IV.	Mergers, Acquisitions and Other Corporate Actions

Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations and the votes for these types of corporate actions are generally determined on a case-by-case basis.

V.	Anti-Takeover Measures

Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they potentially create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco generally votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.

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VI.	Environmental, Social and Corporate Responsibility Issues

Invesco believes that a company’s response to environmental, social and corporate responsibility issues and the risks attendant to them can have a significant effect on its long-term shareholder value. Invesco recognizes that to manage a corporation effectively, directors and management must consider not only the interest of shareholders, but also the interests of employees, customers, suppliers and creditors, among others. While Invesco generally affords management discretion with respect to the operation of a company’s business, Invesco will evaluate such proposals on a case-by-case basis and will vote proposals relating to these issues in a manner intended to maximize long-term shareholder value.

VII.	Routine Business Matters

Routine business matters rarely have the potential to have a material effect on the economic prospects of Clients’ holdings, so Invesco generally supports a board’s discretion on these items. However, Invesco generally votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco generally votes against proposals to conduct other unidentified business at shareholder meetings.

D.	EXCEPTIONS

Client Maintains Right to Vote Proxies

In the case of institutional or sub-advised Clients, Invesco will vote the proxies in accordance with these guidelines and the Invesco Global Proxy Policy, unless the Client retains in writing the right to vote or the named fiduciary of a Client (e.g., the plan sponsor of an ERISA Client) retains in writing the right to direct the plan trustee or a third party to vote proxies.

Voting for Certain Investment Strategies

For cash sweep investment vehicles selected by a Client but for which Invesco has proxy voting authority over the account and where no other Client holds the same securities, Invesco will vote proxies based on ISS recommendations.

Funds of Funds

Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.

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F.	POLICIES AND VOTE DISCLOSURE

A copy of these guidelines, the Invesco Global Proxy Policy and the voting record of each Invesco Retail Fund are available on Invesco’s web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all Invesco Funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year. In the case of institutional and sub-advised Clients, Clients may contact their client service representative to request information about how Invesco voted proxies on their behalf. Absent specific contractual guidelines, such requests may be made on a semi-annual basis.

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Proxy Guidelines

for

Invesco Asset Management Limited (UK)

Invesco Perpetual Stewardship Policy

Contents

Page

03	Introduction

03	What is the UK Stewardship Code?

03	Our compliance with the Stewardship Code

04	Introduction to the principles of the Stewardship Code

05	Principle 1: Institutional investors should publicly disclose their policy on how they will discharge their stewardship responsibilities

06	Principle 2: Institutional investors should have a robust policy on managing conflicts of interest in relation to stewardship and this policy should be publicly disclosed

07	Principle 3: Institutional investors should monitor their investee companies

08	Principle 4: Institutional investors should establish clear guidelines on when and how they will escalate their activities as a method of protecting and enhancing shareholder value

09	Principle 5: Institutional investors should be willing to act collectively with other investors where appropriate

09	Principle 6: Institutional investors should have a clear policy on voting and disclosure of voting activity

11	Principle 7: Institutional investors should report periodically on their stewardship and voting activities

11	Further information/useful links

11	Key contact details for matters concerning stewardship

Invesco Perpetual Stewardship Policy	03

Introduction

This paper describes Invesco Perpetual’s (IP) approach to stewardship and in particular how our policy and procedures meet the requirements of the Financial Reporting Council’s (FRC) UK Stewardship Code (the Code). Its purpose is to increase understanding of the philosophy, beliefs and practices that drive IP’s behaviours as a significant institutional investor in markets around the world.

IP has supported the development of good governance in the UK and beyond for many years. We are signatories and supporters of the FRC’s Stewardship Code. The Code sets out a number of areas of good practice to which the FRC believes institutional investors should aspire. It also describes steps asset owners can take to protect and enhance the value that accrues to the ultimate beneficiary.

This document is designed to describe how IP approaches our stewardship responsibilities and how this is consistent with and complies with the Code. It also provides useful links to relevant documents, codes and regulation for those who would like to look further at the broader context of our policy and the Code, as well as our commitment to other initiatives in this area, such as the UN supported Principles for Responsible Investment, of which Invesco is a signatory.

Key contact details are available at the end of this document should you have any questions on any aspect of our stewardship activities.

What is the UK Stewardship Code?

The UK Stewardship Code is a set of principles and guidance for institutional investors which represents current best practice on how they should perform their stewardship duties. The purpose of the Code is to improve the quality of engagement between institutional investors and companies to help improve long-term returns to shareholders and the efficient exercise of governance responsibilities. The Code was published by the FRC in July 2010, was updated in September 2012, and will continue to be overseen by the FRC. Commitment to the Code is on a “comply or explain” basis.

Our compliance with the Stewardship Code

The Code sets out seven principles, which support good practice on engagement with UK investee companies and to which the FRC believes institutional investors should aspire.

IP takes its responsibilities for investing its clients’ money very seriously. As a core part of the investment process, IP’s fund managers will endeavour to establish a dialogue with company management to promote company decision making that is in the best interests of shareholders, and is in accordance with good Corporate Governance principles.

Being a major shareholder in a company is more than simply expecting to benefit from its future earnings streams. In IP’s view, it is about helping to provide the capital a company needs to grow, about being actively involved in its strategy, when necessary, and helping to ensure that shareholder interests are always at the forefront of management’s thoughts.

IP primarily defines stewardship as representing the best interests of clients in its fiduciary role as a discretionary asset manager (not asset owner) and as an institutional shareholder, i.e. an organization which pools large sums of money and invests those sums in securities, real property and other investment assets. This is considered more appropriate than undertaking the direct management of investee companies, which we believe should always remain the responsibility of the directors and executives of those companies.

IP may at times seek to influence strategies of investee companies, where appropriate, on behalf of its clients, but IP will never seek to be involved in the day to day running of any investee companies. IP considers that shareholder activism is fundamental to good Corporate Governance. Although this does not entail intervening in daily management decisions, it does involve supporting general standards for corporate activity and, where necessary, taking the initiative to ensure those standards are met, with a view to protecting and enhancing value for investors in our portfolios.

Engagement will also be proportionate and will reflect the size of holdings, length of holding period and liquidity of the underlying company shares. This is because in most of IP’s investment jurisdictions, the only effective remedy of last resort available to shareholders, other than trying to sell or liquidating their funds’ share ownership, is the removal of directors. Given that the majority of its investments are part of a very active asset management culture, engagement with those companies in which it chooses to invest its clients’ money is very important. Encouraging high standards of corporate governance within those companies that it invests is key to achieving successful outcomes for its clients.

IP sets out below how it complies with each principle of the FRC’s Stewardship code, or details why we have chosen to take a different approach, where relevant.

Invesco Perpetual Stewardship Policy	04

Scope

The scope of this policy covers all portfolios that are managed by the IP investment teams located in Henley on Thames, United Kingdom and specifically excludes portfolios that are managed by other investment teams within the wider Invesco group that have their own voting, corporate governance and stewardship policies, all falling under the broader global policy. As an example, within IP’s ICVC range the following funds are excluded: Invesco US Enhanced Index, IP Balanced Risk 6, 8 and 10 funds, IP European ex UK Enhanced Index, IP Global Balanced Index, IP Global ex-UK Core Equity Index, IP Global ex-UK Enhanced Index, IP Hong Kong  & China, IP Japanese Smaller Companies, IP UK Enhanced Index.

Introduction to the principles of the Stewardship Code

There are 7 principles under the Stewardship Code. Each principle is accompanied by guidance to help investors focus on how to meet it.

The principles are as follows:

- Principle 1:	Institutional investors should publicly disclose their policy on how they will discharge their stewardship responsibilities.

- Principle 2:	Institutional investors should have a robust policy on managing conflicts of interest in relation to stewardship and this policy should be publicly disclosed.

- Principle 3:	Institutional investors should monitor their investee companies.

- Principle 4:	Institutional investors should establish clear guidelines on when and how they will escalate their activities as a method of protecting and enhancing shareholder value.

- Principle 5:	Institutional investors should be willing to act collectively with other investors where appropriate.

- Principle 6:	Institutional investors should have a clear policy on voting and disclosure of voting activity.

- Principle 7:	Institutional investors should report periodically on their stewardship and voting activities.

Invesco Perpetual Stewardship Policy	05

Principle 1

Institutional investors should publicly disclose their policy on how they will discharge their stewardship responsibilities.

Guidance

Stewardship activities include monitoring and engaging with companies on matters such as strategy, performance, risk, capital structure and corporate governance, including culture and remuneration.

Engagement is purposeful dialogue with companies on those matters as well as on issues that are the immediate subject of votes at general meetings.

The policy should disclose how the institutional investor applies stewardship with the aim of enhancing and protecting the value for the ultimate beneficiary or client.

The statement should reflect the institutional investor’s activities within the investment chain, as well as the responsibilities that arise from those activities. In particular, the stewardship responsibilities of those whose primary activities are related to asset ownership may be different from those whose primary activities are related to asset management or other investment-related services.

Where activities are outsourced, the statement should explain how this is compatible with the proper exercise of the institutional investor’s stewardship responsibilities and what steps the investor has taken to ensure that they are carried out in a manner consistent with the approach to stewardship set out in the statement.

The disclosure should describe arrangements for integrating stewardship within the wider investment process.

Invesco Perpetual’s Investors’ approach:

IP complies with Principle 1 by publishing Invesco’s Global Policy Statement on Corporate Governance and Proxy Voting and this document around the specific application to Invesco on its website.

In this document we explain our philosophy on stewardship (including how we monitor and engage with companies), our proxy voting policy and how we deal with conflicts of interest. These documents are reviewed and updated on an annual basis.

Our intention is to report all of our investment teams’ proxy voting records through an easily accessible portal on our internet page. This will allow our clients to see votes that have been cast by our investment professionals on each of our UCITS funds managed by IAML, by company that we are shareholders of, and by resolution, and to easily search for the records that they are interested in. This is planned to be in place by the end of 2016. This data will be updated on an annual basis.

Dialogue with companies

IP will endeavour, where practicable and in accordance with its investment approach, to enter into a dialogue with companies’ management based on the mutual understanding of objectives. This dialogue is likely to include regular meetings with company representatives to explore any concerns about corporate governance where these may impact on the best interests of clients. In discussion with company boards and senior non-Executive Directors, IP will endeavour to cover any matters of particular relevance to investee company shareholder value.

Those people on the inside of a company, most obviously its executives, know their businesses much more intimately. Therefore, it is usually appropriate to leave strategic matters in their hands. However, if that strategy is not working, or alternatives need exploring, IP will seek to influence the direction of that company where practicable. In IP’s view, this is part of its responsibility to clients.

Ultimately the business’ performance will have an impact on the returns generated by IP’s portfolios, whether it is in terms of share price performance or dividends, and IP wants to seek to ensure that the capital invested on behalf of its clients is being used as effectively as possible. In the majority of cases IP is broadly in agreement with the direction of a company that it has invested in, as its initial decision to invest will have taken these factors into account. But these issues demand regular review, which can only be achieved through corporate engagement.

The building of this relationship facilitates frank and open discussion, and on-going interaction is an integral part of the fund manager’s role. The fact that IP has been a major shareholder in a number of companies for a long time, in particular within its domestic UK portfolios, reflects both the fact that IP’s original investments were based on a joint understanding of where the businesses were going and the ability of the companies’ management to execute that plan. It adds depth to the sophistication of our understanding of the firm, its clients and markets. Inevitably there are times when IP’s views diverge from those of the companies’ executives but, where possible, we attempt to work with companies towards a practical solution. However, IP believes that its status as part-owner of companies means that it has both the right and the responsibility to make its views known. The option of selling out of those businesses is always open, but normally IP prefers to push for change, (i.e. we believe that we are more influential as an owner of equity) even if this can be a slow process.

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Specifically when considering resolutions put to shareholders, IP will pay attention to the companies’ compliance with the relevant local requirements. In addition, when analysing companies’ prospects for future profitability and hence returns to shareholders, IP will take many variables into account, including but not limited to, the following:

-	Nomination and audit committees

-	Remuneration committee and directors’ remuneration

-	Board balance and structure

-	Financial reporting principles

-	Internal control system and annual review of its effectiveness

-	Dividend and Capital Management policies

-	Socially Responsible Investing policies

Non-routine resolutions and other topics

These will be considered on a case-by-case basis and where proposals are put to a vote will require proper explanation and justification by (in most instances) the Board. Examples of such proposals would be all political donations and any proposal made by a shareholder or body of shareholders (typically a pressure group).

Other considerations that IP might apply to non-routine proposals will include:

-	The degree to which the company’s stated position on the issue could affect its reputation and/or sales, or leave it vulnerable to boycott or selective purchasing

-	Peer group response to the issue in question

-	Whether implementation would achieve the objectives sought in the proposal

-	Whether the matter is best left to the Board’s discretion

Principle 2

Institutional investors should have a robust policy on managing conflicts of interest in relation to stewardship and this policy should be publicly disclosed.

Guidance

An institutional investor’s duty is to act in the interests of its clients and/or beneficiaries.

Conflicts of interest will inevitably arise from time to time, which may include when voting on matters affecting a parent company or client.

Institutional investors should put in place, maintain and publicly disclose a policy for identifying and managing conflicts of interest with the aim of taking all reasonable steps to put the interests of their client or beneficiary first. The policy should also address how matters are handled when the interests of clients or beneficiaries diverge from each other.

Invesco Perpetual’s Investors’ approach:

Invesco Perpetual maintains policies and procedures that deal with conflicts of interest in all of its business dealings. In particular in relation to conflicts of interest that exist in its stewardship and proxy voting activities, these policies can be found in the Global Policy Statement on Corporate Governance and Proxy Voting found on our website.

An extract from this policy is included below.

There may be occasions where voting proxies may present a real or perceived conflict of interest between Invesco, as investment manager, and one or more of Invesco’s clients or vendors. Under Invesco’s Code of Conduct, Invesco entities and individuals are strictly prohibited from putting personal benefit, whether tangible or intangible, before the interests of clients. “Personal benefit” includes any intended benefit for Invesco, oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for the relevant Invesco client.

Firm-level Conflicts of Interest

A conflict of interest may exist if Invesco has a material business relationship with, or is actively soliciting business from, either the company soliciting a proxy vote or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote (e.g., issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts). Invesco’s proxy administration team maintains a list of all such issuers for which a conflict of interest actually exists.

If the proposal that gives rise to the potential conflict is specifically addressed by this Policy or the operating guidelines and procedures of the relevant regional investment centre, Invesco generally will vote the proxy in accordance therewith. Otherwise, based on a majority vote of its members, the Global IPAC (as described below) will vote the proxy.

Because this Policy and the operating guidelines and procedures of each regional investment centre are pre-determined and crafted to be in the best economic interest of clients, applying them to vote client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard, persons from Invesco’s marketing, distribution and other customer-facing functions may not serve on the Global IPAC. For the avoidance of doubt, Invesco may not consider Invesco Ltd.’s pecuniary interest when voting proxies on behalf of clients.

Personal Conflicts of Interest

A conflict also may exist where an Invesco employee has a known personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships.

All Invesco personnel with proxy voting responsibilities are required to report any known personal conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issues.

Other Conflicts of Interest

In order to avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by, or related to matters involving, Invesco Ltd. that may be held in client accounts from time to time. Shares of an Invesco-sponsored fund held by other Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund.

Invesco Perpetual Stewardship Policy	07

Principle 3

Institutional investors should monitor their investee companies.

Guidance

Effective monitoring is an essential component of stewardship. It should take place regularly and be checked periodically for effectiveness.

When monitoring companies, institutional investors should seek to:

-	Keep abreast of the company’s performance;

-	Keep abreast of developments, both internal and external to the company, that drive the company’s value and risks;

-	Satisfy themselves that the company’s leadership is effective;

-	Satisfy themselves that the company’s board and committees adhere to the spirit of the UK Corporate Governance Code, including through meetings with the chairman and other board members;

-	Consider the quality of the company’s reporting; and

-	Attend the General Meetings of companies in which they have a major holding, where appropriate and practicable

Institutional investors should consider carefully explanations given for departure from the UK Corporate Governance Code and make reasoned judgements in each case. They should give a timely explanation to the company, in writing where appropriate, and be prepared to enter a dialogue if they do not accept the company’s position.

Institutional investors should endeavour to identify at an early stage issues that may result in a significant loss in investment value. If they have concerns, they should seek to ensure that the appropriate members of the investee company’s board or management are made aware.

Institutional investors may or may not wish to be made insiders. An institutional investor who may be willing to become an insider should indicate in its stewardship statement the willingness to do so, and the mechanism by which this could be done.

Institutional investors will expect investee companies and their advisers to ensure that information that could affect their ability to deal in the shares of the company concerned is not conveyed to them without their prior agreement.

Invesco Perpetual’s Investors’ approach:

Through IP’s active investment process, fund managers endeavour to establish on a proportionate basis, on-going dialogue with company management and this is likely to include regular meetings.

In discussions with company boards and senior non-Executive Directors, IP will explore any concerns about corporate governance where these may impact on the best interests of clients, together with any other matters of particular value to shareholders.

Meeting company boards of investee companies is a core part of IP’s investment process and IP is committed to keeping records of all key engagement activities.

However, meeting company management is not the only method of corporate engagement.

-	Our investment teams regularly review company filings and publicly available information to gain a fuller understanding of the relevant company.

-	We also attend public meetings that companies call in order to hear from company boards and to discuss topics with other company shareholders on an informal basis.

-	Our investment teams also utilise research provided by market participants on the companies that we invest in. This allows us to understand what other participants in the capital markets think about those companies, and helps us develop a more rounded view.

This approach, and these methods of gaining information allows us to review the performance of our investee companies on a regular basis, and ask questions and raise concerns promptly.

Invesco Perpetual’s approach to the receipt of “inside information”

As part of the engagement process, IP fund managers may choose to be made insiders (i.e. to be made privy to material, non-public information) to protect and/or enhance investor value.

IP does not preclude fund managers from knowingly receiving inside information, being taken ‘over the wall’ or receiving market soundings.

For our investment process, we believe that it is important that our individual fund managers establish and maintain these relationships rather than have them intermediated by an independent panel or forum. IP further understands and accepts that through these relationships with corporate issuers and brokers, fund managers may at times directly receive inside information both advertently or inadvertently, or receive market soundings. The fund managers individually have a key fiduciary responsibility in assessing information received and managing it effectively. In accepting that fund managers may be exposed to receiving inside information and/or market soundings, it is therefore important that policies, procedures and controls are in place to ensure that when such information is received, it is managed effectively to prevent any behaviours or actions that could be considered in contradiction to laws and regulations in relation to Market Abuse.

In any scenario where inside information is received, the information needs to be controlled in a way that prevents its unnecessary dissemination and any related trading until that information becomes public and is effectively ‘cleansed’.

Invesco Perpetual Stewardship Policy	08

Anyone in receipt of inside information should only disclose to colleagues where necessary or required through the normal course of business and on a ‘need to know’ basis. Preventing wider dissemination of inside information reduces the risk of unlawful disclosure or others acting upon that information.

As soon as an individual has received inside information and been made an insider, Compliance will be notified together with the names of those known to also be in receipt of the information. Compliance will update the Invesco ‘insider list’ and ensure trading systems are updated to prevent any further trading until the information becomes public. In making the decision that information provided should be deemed ‘inside information’ and notified to Compliance, the individual will need to assess and confirm which issuers and companies are affected. Inside information provided specifically for one company could also be relevant for other linked companies, suppliers, subsidiaries, partners etc. An assessment should also be made of what securities/issues are affected by the insider information.

Individuals in receipt of inside information who subsequently use their judgement and determine that the information should be disseminated to other individuals on a ‘need to know’ basis, must also notify Compliance of each additional individual notified of the inside information to add their name to the record of recipients.

When a security is added to the restricted list, trading restrictions will be updated within the order management system (OMS) and will consider regional variations in regulatory requirements. In most cases all open orders in a security added to the insider list, will subsequently be cancelled until the information is cleansed and made public. However, open orders in European securities that have already been placed in the market (in full or in part), cannot be amended after receiving inside information, until the point that inside information is made public. Such orders will continue in accordance with the parameters and instructions given when passing the order for execution.

Invesco operates group wide restrictions whenever a single person is in receipt of inside information. It is therefore equally important that whenever inside information is made public and cleansed, Compliance are notified promptly to remove the security from the insider list and related trading restrictions.

Principle 4

Institutional investors should establish clear guidelines on when and how they will escalate their activities as a method of protecting and enhancing shareholder value.

Guidance

Institutional investors should set out the circumstances in which they will actively intervene and regularly assess the outcomes of doing so. Intervention should be considered regardless of whether an active or passive investment policy is followed. In addition, being underweight is not, of itself, a reason for not intervening. Instances when institutional investors may want to intervene include, but are not limited to, when they have concerns about the company’s strategy, performance, governance, remuneration or approach to risks, including those that may arise from social and environmental matters.

Initial discussions should take place on a confidential basis. However, if companies do not respond constructively when institutional investors intervene, then institutional investors should consider whether to escalate their action, for example, by:

-	Holding additional meetings with management specifically to discuss concerns;

-	Expressing concerns through the company’s advisers;

-	Meeting with the chairman or other board members;

-	Intervening jointly with other institutions on particular issues;

-	Making a public statement in advance of General Meetings;

-	Submitting resolutions and speaking at General Meetings; and

-	Requisitioning a General Meeting, in some cases proposing to change board membership

Invesco Perpetual’s Investors’ approach:

IP’s fund managers manage corporate governance matters independently with the companies that they engage with. We believe that it is a key part of the investment process to protect and add value on behalf of investors.

Initially any issues/concerns would be raised by its fund managers through IP’s process of on-going dialogue and company meetings. We may then take a number of actions to escalate our concerns along the lines of a broad escalation hierarchy, via a number of different approaches including (but not limited too) as follows:

-	Meeting with non-executive members of company boards to discuss our concerns

-	Attendance and active participation at company annual general meetings (AGMs)

-	Writing of letters to company boards expressing our concerns and requiring action to be taken

-	Votes against management through the use of proxy voting on company resolutions

On occasions where a fund manager believes an issue is significant enough to be escalated, we will ensure the relevant internal resources are made available to support the fund manager in securing the most appropriate outcome for IP’s clients.

Examples of issues that would prompt us to escalate our concerns may include:

-	Poor examples of corporate governance practice within companies – for example where management structures are created that increase conflicts of interest, or leave management control in the hands of dominant shareholders.

-	Concerns over remuneration policies at companies where those policies do not align with the ongoing positive growth of the company. This may include us exercising our proxy votes against the reappointment of chairs of the remuneration committees in order to express our concerns.

Invesco Perpetual Stewardship Policy	09

-	Where the strategic direction of companies that we invest in changes significantly, and does not match with the original investment rationale that attracted us to the company in the first place, and where we believe that the new strategy will no longer return the best value to shareholders, and ultimately to our clients.

-	Where Board structure or individual composition at an investee companies does not meet our standards in terms of the qualifications and expertise required.

We believe that our approach to escalation is consistent with the intent of the Code. However, because we approach each engagement individually we do not see this as a mechanistic process, and therefore our approach will vary based on the individual situations. Through regular and frank meetings with management, we try as much as possible to raise queries and issues before they become areas of concern that require more direct intervention – such as votes against management or divestment of positions.

Due to the nature of our engagement activities we are unlikely to make public statements or propose shareholder resolutions.

Our preference is to engage privately as we believe it better serves the long-term interests of our clients to establish relationships, and a reputation with companies that enhances rather than hinders dialogue.

Principle 5

Institutional investors should be willing to act collectively with other investors where appropriate

Guidance

At times collaboration with other investors may be the most effective manner in which to engage.

Collective engagement may be most appropriate at times of significant corporate or wider economic stress, or when the risks posed threaten to destroy significant value.

Institutional investors should disclose their policy on collective engagement, which should indicate their readiness to work with other investors through formal and informal groups when this is necessary to achieve their objectives and ensure companies are aware of concerns. The disclosure should also indicate the kinds of circumstances in which the institutional investor would consider participating in collective engagement.

Invesco Perpetual’s Investors’ approach:

IP is supportive of collective engagement in cases where objectives between parties are mutually agreeable and there are no conflicts of interest.

In taking collaborative action we are cognisant of legal and regulatory requirements, including on market abuse, insider dealing and concert party regulations.

The Investment Association (IA), the National Association of Pension Funds (NAPF), the Investor Forum, the UK Sustainable Investment and Finance Association (UKSIF) and the UN backed Principles for Responsible Investment (UN PRI) coordinate and support collective shareholder meetings which can be very effective as they are carried out in a neutral environment. Where we have an interest, we are regular participants in such meetings.

IP are also members of the Investor Forum UK, an organisation set up to create an effective model for collective engagement with UK companies.

All of our engagement activities are undertaken in the best interests of our clients.

Principle 6

Institutional investors should have a clear policy on voting and disclosure of voting activity

Guidance

Institutional investors should seek to on vote all shares held. They should not automatically support the board.

If they have been unable to reach a satisfactory outcome through active dialogue then they should register an abstention or vote against the resolution. In both instances, it is good practice to inform the company in advance of their intention and the reasons why.

Institutional investors should disclose publicly voting records.

Institutional investors should disclose the use made, if any, of proxy voting or other voting advisory services. They should describe the scope of such services, identify the providers and disclose the extent to which they follow, rely upon or use recommendations made by such services.

Institutional investors should disclose their approach to stock lending and recalling lent stock.

Invesco Perpetual’s Investors’ approach:

Invesco views proxy voting as an integral part of its investment management responsibilities and believes that the right to vote proxies should be managed with the same high standards of care and fiduciary duty to its clients as all other elements of the investment process. Invesco’s proxy voting philosophy, governance structure and process are designed to ensure that proxy votes are cast in accordance with clients’ best interests, which Invesco interprets to mean clients’ best economic interests.

Invesco investment teams vote proxies on behalf of Invesco-sponsored funds and non-fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf.

The proxy voting process at Invesco, which is driven by investment professionals, focuses on maximizing long-term value for our clients, protecting clients’ rights and promoting governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders. Invesco takes a nuanced approach to voting and, therefore, many matters to be voted upon are reviewed on a case by case basis.

Invesco Perpetual Stewardship Policy	10

In terms of reporting our proxy voting records publicly, we already publish our UK Equity team proxy vote records on our website on an annual basis. Our intention is to report all of our investment teams’ proxy voting records through an easily accessible portal on our internet page. This will allow our clients to see votes that have been cast by our investment professionals on each of our UCITS funds managed by IAML, by company that we are shareholders of, and by resolution, and to easily search for the records that they are interested in. This is planned to be in place by the end of 2016. This data will be updated on an annual basis.

Global Proxy Voting Platform and Administration

Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global Invesco Proxy Advisory Committee (“Global IPAC”). The Global IPAC is a global investments-driven committee which compromises representatives from various investment management teams and Invesco’s Head of Global Governance, Policy and Responsible Investment (“Head of Global Governance”). The Global IPAC provides a forum for investment teams to monitor, understand and discuss key proxy issues and voting trends within the Invesco complex. In the absence of a conflict of interest, the Global IPAC representatives, in consultation with the respective investment team, are responsible for voting proxies for the securities the team manages. In addition to the Global IPAC, for some clients, third parties (e.g., U.S. mutual fund boards) provide oversight of the proxy process.

The Global IPAC and Invesco’s proxy administration and governance team, compliance and legal teams regularly communicate and review this Policy and the operating guidelines and procedures of each regional investment centre to ensure that they remain consistent with clients’ best interests, regulatory requirements, governance trends and industry best practices.

Invesco maintains a proprietary global proxy administration platform, supported by the Head of Global Governance and a dedicated team of internal proxy specialists. The platform streamlines the proxy voting and ballot reconciliation processes, as well as related functions, such as share blocking and managing conflicts of interest issuers. Managing these processes internally, as opposed to relying on third parties, gives Invesco greater quality control, oversight and independence in the proxy administration process.

The platform also includes advanced global reporting and record-keeping capabilities regarding proxy matters that enable Invesco to satisfy client, regulatory and management requirements. Historical proxy voting information, including commentary by investment professionals regarding the votes they cast, where applicable, is stored to build institutional knowledge across the Invesco complex with respect to individual companies and proxy issues. Certain investment teams also use the platform to access third-party proxy research.

Non-Votes

In the vast majority of instances, Invesco is able to vote proxies successfully. However, in certain circumstances Invesco may refrain from voting where the economic or other opportunity costs of voting exceeds any anticipated benefits of that proxy proposal. In addition, there may be instances in which Invesco is unable to vote all of its clients’ proxies despite using commercially reasonable efforts to do so. For example:

-	Invesco may not receive proxy materials from the relevant fund or client custodian with sufficient time and information to make an informed independent voting decision. In such cases, Invesco may choose not to vote, to abstain from voting or to vote in accordance with proxy advisor recommendations

-	If the security in question is on loan as part of a securities lending program, Invesco may determine that the benefit to the client of voting a particular proxy is outweighed by the revenue that would be lost by terminating the loan and recalling the securities

-	In some countries the exercise of voting rights imposes temporary transfer restrictions on the related securities (“share blocking”). Invesco generally refrains from voting proxies in share-blocking countries unless Invesco determines that the benefit to the clients of voting a specific proxy outweighs the clients’ temporary inability to sell the security

-	Some companies require a representative to attend meetings in person in order to vote a proxy. In such cases, Invesco may determine that the costs of sending a representative or signing a power-of-attorney outweigh the benefit of voting a particular proxy

IP uses Institutional Shareholder Services to process its voting decisions and the Association of British Insurers IVIS service for research for UK securities.

Approach to Stock Lending

IP does not enter into stock lending arrangements which might impact the voting process. We do not believe that our clients’ best interests are served by lending stocks out to third parties that may not have the same reasons for investing in those companies that we do. We do not believe giving up our voting ability by lending out stock is compatible with our beliefs in terms of corporate engagement.

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Principle 7

Institutional investors should report periodically on their stewardship and voting activities

Guidance

Institutional investors should maintain a clear record of their stewardship activities.

Asset managers should regularly account to their clients or beneficiaries as to how they have discharged their responsibilities. Such reports will be likely to comprise qualitative as well as quantitative information. The particular information reported and the format used, should be a matter for agreement between agents and their principals.

Asset owners should report at least annually to those to whom they are accountable on their stewardship policy and its execution.

Transparency is an important feature of effective stewardship. Institutional investors should not, however, be expected to make disclosures that might be counterproductive. Confidentiality in specific situations may well be crucial to achieving a positive outcome.

Asset managers that sign up to this Code should obtain an independent opinion on their engagement and voting processes having regard to an international standard or a UK framework such as AAF 01/062. The existence of such assurance reporting should be publicly disclosed. If requested, clients should be provided access to such assurance reports.

Invesco Perpetual’s Investors’ approach:

In terms of reporting our proxy voting records publicly, we already publish our UK Equity team proxy vote records on our website on an annual basis. Our intention is to report all of our investment teams’ proxy voting records through an easily accessible portal on our internet page. This will allow our clients to see votes that have been cast by our investment professionals on each of our UCITS funds managed by IAML, by company that we are shareholders of, and by resolution, and to easily search for the records that they are interested in. This is planned to be in place by the end of 2016. This data will be updated on an annual basis.

The processes relating to our corporate governance activities are subject to audit by our internal audit function. This function is independent from the front office, and the rest of the business, and provides an independent assessment of business practises directly to Board level.

We believe that this level of scrutiny and oversight provides our clients with the assurance that our policies and practises meet and exceed current industry standards.

We will continually assess this approach.

Further information/useful links (also available via our website):

https://www.invesco.com/corporate/about-us/ proxy-voting

Key contact details for matters concerning stewardship:

Bonnie Saynay

Global Head of Proxy Governance and Responsible Investment

Tel: +1 (713) 214-4774

Email: Bonnie.Saynay@invesco.com

Stuart Howard

Head of Investment Management Operations

Tel: +44 1491 417175

Email: Stuart_Howard@invescoperpetual.co.uk

Dan Baker

Operations Manager

Tel: +44 1491 416514

Email: Dan_Baker@invescoperpetual.co.uk

Charles Henderson

UK Equities Business Manager

Tel: +44 1491 417672

Email: Charles_Henderson@invescoperpetual.co.uk

Telephone calls may be recorded.

12

Important information

Where Invesco Perpetual has expressed views and opinions, these may change. Invesco Perpetual is a business name of Invesco Asset Management Limited. Authorised and regulated by the Financial Conduct Authority.

Invesco Asset Management Limited

Registered in England 949417

Registered office Perpetual Park, Perpetual Park Drive, Henley-on-Thames,

Oxfordshire, RG9 1HH, UK.

61186/PDF/231116

Proxy Guidelines

for

Invesco Canada, Ltd.

INVESCO CANADA

PROXY VOTING GUIDELINES

Purpose

The purpose of this document is to describe Invesco Canada Ltd.’s (“Invesco Canada”) general guidelines for voting proxies received from companies held in the accounts (“Accounts”) for which it acts as investment fund manager and/or adviser including:

•	Investment fund manager, including investment funds offered in Canada (the “Canadian Funds”),

•	Adviser, including separately managed portfolios (“SMPs”),

•	Sub-adviser, including investment funds registered under and governed by the US Investment Company Act of 1940, as amended (the “US Funds”).

The Accounts referred to above, exclude Accounts that are sub-advised (“Sub-Advised Accounts”) by affiliated or third party advisers (“Sub-Advisers”). Proxies for Sub-Advised Accounts will be voted in accordance with the Sub-Adviser’s proxy voting policy (which may contain different voting recommendations), provided the policy as a whole is designed with the intention of voting securities in the best interest of the Account; unless the sub-advisory agreement provides otherwise.

Voting rights will not be exercised in accordance with this policy or the Sub-Adviser’s proxy policy if the investment management agreement between the client and Invesco Canada governing the SMP provides otherwise.

Compliance will review the proxy voting policies and procedures of any new sub-advisors as part of its due diligence.

Introduction

lnvesco Canada has a fiduciary obligation to act in the best long-term economic interest of the Accounts when voting proxies of portfolio companies.

The default is to vote with the recommendation of the company’s management.

As a general rule, portfolio managers shall vote against any actions that would:

•	Reduce the rights or options of shareholders,

•	Reduce shareholder influence over the board of directors and management,

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•	Reduce the alignment of interests between company management and the shareholders; or

•	Reduce the value of shareholders investments.

Since Invesco Canada’s portfolio managers follow an investment discipline that includes investing in companies that are believed to have strong management teams, the portfolio managers will generally support the management of companies in which they invest, and will accord proper weight to the recommendations of company management. Therefore, in most circumstances, votes will be cast in accordance with the recommendations of company management.

While Invesco Canada’s proxy voting guidelines are stated below, the portfolio managers will take into consideration all relevant facts and circumstances (including country specific considerations), and retain the right to vote proxies as deemed appropriate.

These guidelines may be amended from time to time.

Voting rights may not be exercised in situations where:

•	The securities have been sold subsequent to record date;

•	Administrative issues prevent voting, or;

•

Invesco Canada is sub-advising for an unaffiliated third-party and either: (a) the sub-advisory agreement with the unaffiliated third-party does not permit Invesco Canada to vote the securities; or (b) the securities to be voted have been lent out by the unaffiliated third-party.

Conflicts of Interest

When voting proxies, Invesco Canada’s portfolio managers assess whether there are material conflicts of interest between lnvesco Canada’s interests and those of the Account. A potential conflict of interest situation may include where Invesco Canada or an affiliate manages assets for, provides other financial services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote in favour of management of the company may harm Invesco Canada’s relationship with the company. In all situations, the portfolio managers will not take Invesco Canada’s relationship with the company into account, and will vote the proxies in the best interest of the Account. To the extent that a portfolio manager has any personal conflict of interest with respect to a company or an issue presented, that portfolio manager should abstain from voting on that company or issue. Portfolio managers are required to report in writing to the relevant Investment Head or ClO any such conflicts of interest and/or attempts by outside parties to improperly influence the voting process. If the portfolio manager in question is the ClO, such conflicts of interest

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and/or attempts by outside parties to improperly influence the voting process shall be presented in writing to the Chief Compliance Officer. The Global Investments Director (or designate) will report any conflicts of interest to the Independent Review Committee on an annual basis.

I.	BOARDS OF DIRECTORS

We believe that a board that has at least a majority of independent directors is integral to good corporate governance. Unless there are restrictions specific to a company’s home jurisdiction, key board committees, including audit and compensation committees, should be completely independent.

Voting on Director Nominees in Uncontested Elections

Votes in an uncontested election of directors are evaluated on a case-by-case basis, considering factors that may include:

•	Long-term financial company performance relative to a market index,

•	Composition of the board and key board committees,

•	Nominee’s attendance at board meetings,

•	Nominee’s time commitments as a result of serving on other company boards,

•	Nominee’s stock ownership position in the company,

•	Whether the chairman is also serving as CEO, and

•	Whether a retired CEO sits on the board.

Voting on Director Nominees in Contested Elections

Votes in a contested election of directors are evaluated on a case-by-case basis, considering factors that may include:

•	Long-term financial performance of the company relative to its industry,

•	Management’s track record,

•	Background to the proxy contest,

•	Qualifications of director nominees (both slates),

As of January, 2017	Page 3 of 11

•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can he met, and

•	Stock ownership positions in the company.

Majority Threshold Voting for Director Elections

We will generally vote for proposals that require directors to be elected with an affirmative majority of votes cast unless the relevant portfolio manager believes that the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard.

Separating Chairman and CEO

Shareholder proposals to separate the chairman and CEO positions should be evaluated on a case-by-case basis.

While we generally support these proposals, some companies have governance structures in place that can satisfactorily counterbalance a combined position. Voting decisions will take into account factors such as:

•	Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties;

•	Majority of independent directors;

•	All-independent key committees;

•	Committee chairpersons nominated by the independent directors;

•	CEO performance is reviewed annually by a committee of independent directors; and

•	Established governance guidelines.

Majority of Independent Directors

While we generally support proposals asking that a majority of directors be independent, each proposal should be evaluated on a case-by-case basis.

We generally vote for proposals that the board’s audit, compensation, and/or nominating committees be composed exclusively of independent directors.

Stock Ownership Requirements

As of January, 2017	Page 4 of 11

We believe that individual directors should be appropriately compensated and motivated to act in the best interests of shareholders. Share ownership by directors better aligns their interests with those of other shareholders. Therefore, we believe that meaningful share ownership by directors is in the best interest of the company.

We generally vote for proposals that require a certain percentage of a director’s compensation to be in the form of common stock.

Size of Boards of Directors

We believe that the number of directors is important to ensuring the board’s effectiveness in maximizing long-term shareholder value. The board must be large enough to allow it to adequately discharge its responsibilities, without being so large that it becomes cumbersome.

While we will prefer a board of no fewer than 5 and no more than 16 members, each situation will be considered on a case-by-case basis taking into consideration the specific company circumstances.

Classified or Staggered Boards

In a classified or staggered board, directors are typically elected in two or more “classes”, serving terms greater than one year.

We prefer the annual election of all directors and will generally not support proposals that provide for staggered terms for board members. We recognize that there may be jurisdictions where staggered terms for board members is common practice and, in such situations, we will review the proposals on a case-by-case basis.

Director Indemnification and Liability Protection

We recognize that many individuals may be reluctant to serve as corporate directors if they are personally liable for all lawsuits and legal costs. As a result, limitations on directors’ liability can benefit the corporation and its shareholders by helping to attract and retain qualified directors while providing recourse to shareholders on areas of misconduct by directors.

We generally vote for proposals that limit directors’ liability and provide indemnification as long as the arrangements are limited to the director acting honestly and in good faith with a view to the best interests of the company and, in criminal matters, are limited to the director having reasonable grounds for believing the conduct was lawful.

As of January, 2017	Page 5 of 11

II.	AUDITORS

A strong audit process is a requirement for good corporate governance. A significant aspect of the audit process is a strong relationship with a knowledgeable and independent set of auditors.

Ratification of Auditors

We believe a company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence.

We generally vote for the reappointment of the company’s auditors unless:

•	It is not clear that the auditors will be able to fulfill their function;

•	There is reason to believe the auditors have rendered an opinion that is neither accurate nor indicative of the company’s financial position; or

•	The auditors have a significant professional or personal relationship with the issuer that compromises their independence.

Disclosure of Audit vs. Non-Audit Fees

Understanding the fees earned by the auditors is important for assessing auditor independence. Our support for the re-appointment of the auditors will take into consideration whether the management information circular contains adequate disclosure about the amount and nature of audit vs. non-audit fees.

There may be certain jurisdictions that do not currently require disclosure of audit vs. non-audit fees. In these circumstances, we will generally support proposals that call for this disclosure.

III.	COMPENSATION PROGRAMS

Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders’ ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider each compensation plan in its entirety (including all incentives, awards and other compensation) to determine if the plan provides the right incentives to managers, employees and directors and is reasonable on the whole.

While we generally encourage companies to provide more transparent disclosure related to their compensation programs, the following are specific guidelines dealing with some

As of January, 2017	Page 6 of 11

of the more common features of these programs (features not specifically itemized below will be considered on a case-by-case basis taking into consideration the general principles described above):

Cash Compensation and Severance Packages

We will generally support the board’s discretion to determine and grant appropriate cash compensation and severance packages.

Executive Compensation (“say on pay”)

Proposals requesting that companies subject each year’s compensation record to a non binding advisory shareholder vote, or so-called “say on pay” proposals will be evaluated on a case-by-case basis.

Equity Based Plans – Dilution

Equity compensation plans can increase the number of shares of a company and therefore dilute the value of existing shares. While such plans can be an effective compensation tool in moderation, they can be a concern to shareholders and their cost needs to be closely watched. We assess proposed equity compensation plans on a case-by-case basis.

Employee Stock Purchase Plans

We will generally vote for the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value. It is recognized that country specific circumstances may exist (e.g. tax issues) that require proposals to be reviewed on a case-by-case basis.

Loans to Employees

We will vote against the corporation making loans to employees to allow employees to pay for stock or stock options. It is recognized that country specific circumstances may exist that require proposals to be reviewed on a case-by-case basis.

Stock Option Plans – Board Discretion

We will vote against stock option plans that give the board broad discretion in setting the terms and conditions of the programs. Such programs should be submitted with detail and be reasonable in the circumstances regarding their cost, scope, frequency and schedule for exercising the options.

As of January, 2017	Page 7 of 11

Stock Option Plans – Inappropriate Features

We will generally vote against plans that have any of the following structural features:

•	ability to re-price “underwater” options without shareholder approval,

•	ability to issue options with an exercise price below the stock’s current market price,

•	ability to issue “reload” options, or

•	automatic share replenishment (“evergreen”) features.

Stock Option Plans – Director Eligibility

While we prefer stock ownership by directors, we will support stock option plans for directors as long as the terms and conditions of director options are clearly defined

Stock Option Plans – Repricing

We will vote for proposals to re-price options if there is a value-for-value (rather than a share-for-share) exchange.

Stock Option Plans – Vesting

We will vote against stock option plans that are 100% vested when granted.

Stock Option Plans – Authorized Allocations

We will generally vote against stock option plans that authorize allocation of 25% or more of the available options to any one individual.

Stock Option Plans – Change in Control Provisions

We will vote against stock option plans with change in control provisions that allow option holders to receive more for their options than shareholders would receive for their shares.

IV.	CORPORATE MATTERS

We will review proposals relating to changes to capital structure and restructuring on a case-by-case basis, taking into consideration the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company’s industry and performance in terms of shareholder returns.

As of January, 2017	Page 8 of 11

Common Stock Authorization

We will review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

Dual Class Share Structures

Dual class share structures involve a second class of common stock with either superior or inferior voting rights to those of another class of stock.

We will generally vote against proposals to create or extend dual class share structures where classes have different voting rights.

Stock Splits

We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company’s industry and performance in terms of shareholder returns.

Reverse Stock Splits

We will vote for proposals to implement a reverse stock split.

Share Repurchase Programs

We will vote against proposals to institute open-market share repurchase plans if all shareholders do not participate on an equal basis.

Reincorporation

Reincorporation involves re-establishing the company in a different legal jurisdiction.

We will generally vote for proposals to reincorporate the company provided that the board and management have demonstrated sound financial or business reasons for the move. Proposals to reincorporate will generally not be supported if solely as part of an anti-takeover defense or as a way to limit directors’ liability.

Mergers & Acquisitions

We will vote for merger & acquisition proposals that the relevant portfolio managers believe, based on their review of the materials:

•	will result in financial and operating benefits,

•	have a fair offer price,

As of January, 2017	Page 9 of 11

•	have favourable prospects for the combined companies, and

•	will not have a negative impact on corporate governance or shareholder rights.

V.	SOCIAL RESPONSIBILITY

We recognize that to effectively manage a corporation, directors and management must consider not only the interests of shareholders, but the interests of employees, customers, suppliers, and creditors, among others.

We believe that companies and their boards must give careful consideration to social responsibility issues in order to enhance long-term shareholder value.

We support efforts by companies to develop policies and practices that consider social responsibility issues related to their businesses.

VI.	SHAREHOLDER PROPOSALS

Shareholder proposals can be extremely complex, and the impact on the interests of all stakeholders can rarely be anticipated with a high degree of confidence. As a result, shareholder proposals will be reviewed on a case-by-case basis with consideration of factors such as:

•	the proposal’s impact on the company’s short-term and long-term share value,

•	its effect on the company’s reputation,

•	the economic effect of the proposal,

•	industry and regional norms in which the company operates,

•	the company’s overall corporate governance provisions, and

•	the reasonableness of the request.

We will generally support shareholder proposals that require additional disclosure regarding corporate responsibility issues where the relevant portfolio manager believes:

•	the company has failed to adequately address these issues with shareholders,

•	there is information to suggest that a company follows procedures that are not in compliance with applicable regulations, or

As of January, 2017	Page 10 of 11

•	the company fails to provide a level of disclosure that is comparable to industry peers or generally accepted standards.

We will generally not support shareholder proposals that place arbitrary or artificial constraints on the board, management or the company.

Ordinary Business Practices

We will generally support the board’s discretion regarding shareholder proposals that involve ordinary business practices.

Protection of Shareholder Rights

We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company’s corporate governance standards indicate that such additional protections are warranted.

Barriers to Shareholder Action

We will generally vote for proposals to lower barriers to shareholder action.

Shareholder Rights Plans

We will generally vote for proposals to subject shareholder rights plans to a shareholder vote.

VII.	OTHER

We will vote against or abstain on proposals that may authorize the company to conduct any other business that is not described in the proxy statement or where the proxy materials lack sufficient information upon which to base an informed decision.

Reimbursement of Proxy Solicitation Expenses

Decisions to provide reimbursement for dissidents waging a proxy contest are made on a case-by-case basis.

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Proxy Guidelines

for

Invesco Asset Management (Japan) Limited

Invesco Asset Management (Japan) Limited

Outlines of Proxy Voting Guidelines

March 31, 2016

1.	Purpose and Policy of Proxy Voting

We vote proxies for the purpose of seeking to maximize the long-term interests of our clients (investors) and beneficiaries, with an awareness of the importance of corporate governance, based on fiduciary duties to our clients (investors) and beneficiaries. We do not vote proxies for the interests of ourselves and any third party other than clients (investors) and beneficiaries. The interests of clients (investors) and beneficiaries mean growth in corporate value or economic interests of shareholders or protection against their impairment. Proxy voting is an integral part of our stewardship activities and we make voting decisions from the perspective of contributing to enhanced corporate value and sustainable growth.

2.	Proxy Voting System

In order to vote proxies adequately we have established the Corporate Governance Committee, which provides guidelines and criteria for proxy voting decisions, and supervises the decision making process concerning our independent proxy voting. While we may seek advice from an external expert based on our guidelines, our investment professionals make voting decisions in principle, based on our proxy voting guidelines, taking into account whether or not they contribute to greater shareholder value of the company in question.

3.	Summary of Criteria for Proxy Voting Decisions

Key areas of criteria for proxy voting decisions are as follows:

•	Profit distribution and Dividends

•	We make decisions, taking into account the company’s financial conditions, management performance and shareholder returns, etc.

•

Upon taking into account of balance sheet status, including capital adequacy level, and business strategies, etc., if the total payout ratio including dividends and share buybacks is significantly low, we consider voting against proposals on profit distribution.

•	Election of Directors

•	We make decisions, taking into account independence and competence of director nominees and the company’s management performance, etc.

•	We vote against the election of an outside director who is deemed to have a conflict of interest in the company.

•	We generally vote against the election of a top executive, unless there are at least two outside directors.

•

We consider voting against the election of a top executive, if business strategies that enable corporate value enhancement and sustainable growth are not demonstrated and constructive dialogues are not engaged in terms of capital efficiency including ROE.

•	Election of Statutory Auditors

•	We make decisions, taking into account independence and competence of statutory auditor nominees, etc.

•

In terms of independence, we generally vote against the election of statutory auditors, unless figures that can provide the basis for making judgment on existence of an interest in the company are disclosed.

•	Executive Compensation and Bonuses

•

In terms of executive compensation, it is desirable that measures to secure transparency are taken, a formula that can justify the calculation of compensation is disclosed and performance-based compensation structure is put in place.

•	We consider to vote against proposals seeking approval for compensation, in the cases where there exists a problematic compensation system or the total amount of compensation is not disclosed.

•	We consider voting against the election of a top executive, if there is no proposal seeking approval for compensation and there exists an inappropriate compensation system.

•	We vote for proposals that require disclosure of compensation of individual directors.

•

We generally vote against bonuses for outside directors and outside statutory auditors. We also generally vote against proposals to grant stock options to outside directors and outside auditors and any third parties other than employees.

•	Cross-shareholdings

•

If the company holds shares for relationship purpose, the company is required to explain about medium- to long-term business and financial strategies including capital cost allocation and to disclose criteria for proxy voting decisions and voting results, etc. If reasonable views are not indicated and constructive dialogues are not engaged, we consider to vote against the election of a top executive.

•	Capital Policy

•

We make decisions on an increase in authorized shares, taking into account the impact on shareholder value and shareholder rights, rationale of the proposal and the impact on share listing and corporate sustainability.

•	Takeover Defense

•

We generally vote against establishment, amendment and update of takeover defense measures that are judged to decrease shareholder value or hinder shareholder rights. We generally vote against the election of a top executive, if there exist takeover defense measures that are not part of proposals at the shareholders meeting but are judged to decrease shareholder value or hinder shareholder rights.

•	ESG

•

We support the United Nations Principles for Responsible Investment and acknowledge the importance of companies’ ESG issues among investment decision making process. Thus, we consider to vote against the election of a top executive and responsible directors, if any event occurs that is likely to significantly impair corporate value.

•	Conflict of Interest

•	We abstain from voting proxies of companies that pose conflicts of interest.

•	Shareholder Proposals

•	We make decisions on shareholder proposals along with company proposals in accordance with the guidelines in principle, taking into account the impact on shareholder value, etc.

•

As there exist several areas relating to criteria for voting decisions other than the above, we also make decisions from the perspective of whether or not they contribute to enhanced shareholder returns and corporate value.

Proxy Guidelines

for

Invesco Asset Management Deutschland GmbH

April 2013

INVESCO CONTINENTAL EUROPE

VOTING RIGHTS POLICY

INVESCO ASSET MANAGEMENT SA (& BRANCHES IN AMSTERDAM, BRUSSELS, MADRID, MILAN, STOCKHOLM)

INVESCO ASSET MANAGEMENT DEUTSCHLAND GMBH

INVESCO ASSET MANAGEMENT ÖSTERREICH GMBH

Approach

This document sets out the high level Proxy Voting Policy of the companies outlined above and referred to as Invesco Continental Europe (“Invesco CE”). The principles within this policy are followed by these companies or to any of its delegates as applicable.

Invesco CE is committed to the fair and equitable treatment of all its clients. As such Invesco CE has put in place procedures to ensure that voting rights attached to securities within a UCITS or portfolio for which it is the Management Company are exercised where appropriate and in the best interests of the individual UCITS/ portfolio itself. Where Invesco CE delegates the activity of Investment Management it will ensure that the delegate has in place policies and procedures consistent with the principles of this policy.

Voting Opportunities

Voting opportunities which exist in relation to securities within each individual UCITS/ portfolio are monitored on an ongoing basis in order to ensure that advantage can be taken of any opportunity that arises to benefit the individual UCITS/ portfolio.

When is has been identified that a voting opportunity exists, an investment decisions is taken whether or not the opportunity to vote should be exercised and, if relevant, the voting decision to be taken. Considerations which are taken into account include:

•	The cost of participating in the vote relative to the potential benefit to the UCITS/portfolio.

•

The impact of participation in a vote on the liquidity of the securities creating the voting opportunity due to the fact that some jurisdictions will require that the securities are not sold for a period if they are the subject of a vote.

•	Other factors as deemed appropriate by the Investment Manager in relation to the investment objectives and policy of the individual UCITS/ portfolio.

It may be the case that an investment decision is taken not to participate in a vote. Such decisions can be equally appropriate due to the considerations applied by the investment team to determine the relative benefit to the individual UCITS/ portfolio, based on criteria such as fund size, investment objective, policy and investment strategy applicable.

Conflicts of Interest:

Invesco CE has a Conflicts of Interest Policy which outlines the principles for avoiding, and where not possible, managing conflicts of interest. At no time will Invesco CE use shareholding powers in respect of individual UCITS/portfolio to advance its own commercial interests, to pursue a social or political cause that is unrelated to a UCITS’/portfolio’s economic interests, or to favour another UCITS/ portfolio or client or other relationship to the detriment of others. This policy is available, free of cost, from any of the Invesco CE companies.

Information on Voting Activity:

Further information on votes which were available to individual UCITS and actions taken are available to unitholders free of charge and by request to the UCITS Management Company.

Proxy Guidelines

for

Invesco PowerShares Capital Management LLC

Proxy Voting Guidelines

Applicable to the Funds	PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (collectively “the Trusts”)
Risk Addressed by Policy	Breach of fiduciary duty to client under the Investment Advisers Act of 1940 by placing Invesco personal interests ahead of clients best interest in voting proxies
Relevant Law	Investment Advisers Act of 1940
Approved/Adopted Date	March 7, 2017
Last reviewed by Compliance for Accuracy	September 10, 2015

Invesco PowerShares Capital Management LLC (“Invesco PowerShares” or the “Adviser”) has adopted proxy voting policies with respect to securities owned by series of the PowerShares Exchange-Traded Fund Trust, the PowerShares Exchange-Traded Fund Trust II, the PowerShares Actively Managed Exchange-Traded Fund Trust, the PowerShares India Exchange-Traded Fund Trust and the PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (collectively, the “Funds”) for which it serves as investment adviser and has been delegated the authority to vote proxies. Invesco PowerShares’ proxy voting policies are designed to provide that proxies are voted in the best interests of shareholders.

Invesco Ltd, the parent to the Adviser, has adopted a global policy statement on corporate governance and proxy voting (the “Global Invesco Policy”) (see exhibit A), which details Invesco’s views on governance matters and describes the proxy administration and governance approach. The Adviser votes proxies by utilizing the procedures and mechanisms outlined in the Global Invesco Policy, while maintaining the Fund-specific guidelines described below:

1. Overlapping Securities

In instances where both a Fund and a fund advised by an Invesco Ltd entity both hold an equity security (“Overlapping Securities”), the Adviser will vote proxies in accordance with the recommendation of an Invesco Ltd adviser based on the comprehensive proxy review and under the Global Invesco Policy. The Global Invesco Policy is overseen by the Invesco Proxy Advisory Committee (“IPAC”), which also orchestrates the review and analysis of the top

Approved June 24, 2014

Amended: March 7, 2017

Effective: March 7, 2017

twenty-five proxy voting matters, measured by overall size of holdings by funds within the Invesco family. The Adviser consults with the IPAC on specific proxy votes and general proxy voting matters as it deems necessary. In addition, as part of the Global Invesco Proxy Voting Process, the IPAC oversees instances when possible conflicts of interest arise among funds. (Please see the global policy for the detailed conflict of interest approach).

In instances where the Global proxy administration team does not receive a recommendation in a timely manner, the proxy administration team will automatically vote such ballots in accordance with the Invesco’s custom guidelines established on Invesco’s global proxy voting policy and US guidelines.

2. Non-Overlapping Securities

In instances where securities are held only by a Fund, and not also by an Invesco Ltd active equity entity fund, the Adviser will instruct the proxy administration team to vote proxies in accordance with said Invesco custom guidelines implemented by ISS, Invesco’s vote execution agent.

Under this Policy, the Adviser retains the power to vote contrary to the recommendation of the Invesco Voting Process (for Overlapping Securities) or Invesco’s custom guidelines for Non-Overlapping Securities) at its discretion, so long as the reasons for doing so are well documented.

Proxy Constraints

The adviser will approach proxy constraints according to the Invesco Global statement on corporate governance and proxy voting.

Special Policy

Certain Funds pursue their investment objectives by investing in other registered investment companies pursuant to an exemptive order granted by the Securities and Exchange Commission. The relief granted by that order is conditioned upon complying with a number of undertakings, some of which require a Fund to vote its shares in an acquired investment company in the same proportion as other holders of the acquired fund’s shares. In instances in which a Fund is required to vote in this manner to rely on the exemptive order, the Adviser will vote shares of these acquired investment companies in compliance with the voting mechanism required by the order.

Resolving Potential Conflicts of Interest

Voting of Proxies Related to Invesco Ltd.

The adviser will approach conflicts of interest in accordance with Invesco’s Global policy statement on corporate governance and proxy voting.)

Approved June 24, 2014

Amended: March 7, 2017

Effective: March 7, 2017

APPENDIX F

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of the date of this SAI, Class T shares of the Funds offered in this SAI have not yet commenced operations; therefore, there are no outstanding Class T shares.

Management Ownership

As of May 19, 2017, the trustees and officers as a group owned less than 1% of the outstanding shares of each class of each Fund.

F-1

APPENDIX G

MANAGEMENT FEES

For the last three fiscal years ended August 31, the management fees payable by the Funds, the amounts waived by Invesco and the net fees paid by each Fund were as follows:

	Management Fee Payable	Management Fee Waivers	Net Management Fees Paid	Management Fee Payable	Management Fee Waivers	Net Management Fees Paid	Management Fee Payable	Management Fee Waivers	Net Management Fees Paid
Fund Name	2016			2015			2014
Invesco Core Plus Bond Fund	$4,951,429	$(758,522)	$4,192,907	$3,624,273	$(708,883)	$2,915,390	$2,673,086	$(852,140)	$1,820,946
Invesco Floating Rate Fund	$12,495,004	$(123,935)	$12,371,069	$14,891,130	$(87,997)	$14,803,133	$15,466,578	$(195,108)	$15,271,470
Invesco Global Real Estate Income Fund	$7,109,473	$(30,019)	$7,079,454	$8,545,804	$(41,924)	$8,503,880	$7,892,581	$(38,361)	$7,854,220
Invesco Low Volatility Equity Yield Fund	$1,654,854	$(9,224)	$1,645,630	$1,987,944	$(12,116)	$1,975,828	$2,049,897	$(11,956)	$2,037,941
Invesco Short Duration High Yield Municipal Fund[1]	$182,553	$(182,553)	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Invesco Strategic Real Return Fund[2]	$68,310	$(68,310)	N/A	$64,542	$(64,542)	N/A	$20,724	$(20,724)	N/A

[1]	Commenced operations on September 30, 2015
[2]	Commenced operations on April 30, 2014.

G-1

APPENDIX H

PORTFOLIO MANAGERS

Portfolio Manager Fund Holdings and Information on Other Managed Accounts

Invesco’s portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The ‘Investments’ chart reflects the portfolio managers’ investments in the Funds that they manage. Accounts are grouped into three categories: (i) investments in the Fund’s shares beneficially owned by a portfolio manager, as determined in accordance with Rule 16a-1(a) (2) under the Securities Exchange Act of 1934, as amended (beneficial ownership includes ownership by a portfolio manager’s immediate family members sharing the same household); (ii) investments made either directly or through a deferred compensation or similar plan in Invesco pooled investment vehicles with the same or similar objectives and strategies as the Fund; and (iii) total investments made in any Invesco Fund or Invesco pooled investment vehicle. The ‘Assets Managed’ chart reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other registered investment companies; (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically noted. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date.

Investments

The following information is as of August 31, 2016 (unless otherwise noted):

Portfolio Manager	Dollar Range of Investments in the Fund	Dollar Range of Investments in Invesco Pooled Investment Vehicles with the Same or Similar Objectives and Strategies as the Fund	Dollar Range of Investments in All Invesco Funds and Invesco Pooled Investment Vehicles
Invesco Core Plus Bond Fund
Matthew Brill	$10,001 - $50,000	$10,001 - $50,000	$100,001 - $500,000
Chuck Burge	None	$10,001 - $50,000	$500,001 - $1,000,000
Michael Hyman	$50,001 - $100,000	$10,001 - $50,000	$100,001 - $500,000
Joseph Portera	None	$10,001 - $50,000	$100,001 - $500,000
Rashique Rahman	None	$1 - $10,000	$10,001 - $50,000
Scott Roberts	None	None	$500,001 - $1,000,000
Robert Waldner	$10,001 - $50,000	None	$500,001 - $1,000,000
Invesco Floating Rate Fund
Scott Baskind	$100,001 - $500,000	N/A	$500,001 - $1,000,000
Thomas Ewald	$50,001 - $100,000	N/A	Over $1,000,000
Philip Yarrow	$100,001 - $500,000	N/A	$100,001 - $500,000
Invesco Global Real Estate Income Fund
Mark Blackburn	$100,001 - $500,000	N/A	$500,001 - $1,000,000
James Cowen[1]	N/A	N/A	Over $1,000,000
Paul Curbo	$50,001 - $100,000	N/A	$500,001 - $1,000,000
Joe Rodriguez, Jr.	$500,001 - $1,000,000	N/A	Over $1,000,000

[1]	Shares of the Fund are not sold in England, where the portfolio manager is domiciled. Accordingly, the portfolio manager may not invest in the Fund.

H-1

Portfolio Manager	Dollar Range of Investments in the Fund	Dollar Range of Investments in Invesco Pooled Investment Vehicles with the Same or Similar Objectives and Strategies as the Fund	Dollar Range of Investments in All Invesco Funds and Invesco Pooled Investment Vehicles
Darin Turner	$50,001 - $100,000	N/A	$500,001 - $1,000,000
Ping-Ying Wang	$10,001 - $50,000	N/A	$100,001 - $500,000
Invesco Low Volatility Equity Yield Fund
Michael Abata	$1 - $10,000	N/A	$100,001 - $500,000
Anthony Munchak	None	N/A	$100,001 - $500,000
Glen Murphy	$10,001 - $50,000	N/A	$500,001 - $1,000,000
Francis Orlando	None	N/A	$100,001 - $500,000
Donna Wilson[2]	$10,001 - $50,000	N/A	Over $1,000,000
Invesco Short Duration High Yield Municipal Fund
John Connelly	None	N/A	$100,001 - $500,000
Tim O’Reilly	None	N/A	$100,001 - $500,000
Mark Paris	None	N/A	$500,001 - $1,000,000
James Phillips	None	N/A	$100,001 - $500,000
Robert Stryker	None	N/A	$100,001 - $500,000
Julius Williams	None	N/A	$100,001 - $500,000
Invesco Strategic Real Return Fund
Thomas Ewald	None	N/A	Over $1,000,000
Scott Roberts	None	N/A	$500,001 - $1,000,000
Brian Schneider	None	N/A	$500,001 - $1,000,000
Robert Young	None	N/A	$500,001 - $1,000,000

Assets Managed

The following information is as of August 31, 2016 (unless otherwise noted):

Portfolio Manager	Other Registered Investment Companies Managed		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Invesco Core Plus Bond Fund
Matthew Brill	4	$2,875.6	3	$885.5	None	None
Chuck Burge	10	$21,964.4	4	$3,653.3	1	$198.9
Michael Hyman	4	$2,875.6	4	$931.4	None	None
Joseph Portera	3	$253.5	8	$1,537.0	None	None
Rashique Rahman	3	$253.5	6	$1,377.5	None	None
Scott Roberts	7	$3,339.3	4	$744.1	None	None
Robert Waldner	7	$2,881.8	3	$207.3	None	None
Invesco Floating Rate Fund
Scott Baskind	4	$8,742.6	5	$7,124.6	43	$13,260.5

[2]	Effective December 16, 2016, Donna Wilson began serving as portfolio manager of the Fund.

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	Other Registered Investment Companies Managed		Other Pooled Investment Vehicles Managed		Other Accounts Managed
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Thomas Ewald	4	$7,392.3	5	$7,124.6	43	$13,260.5
Philip Yarrow	4	$17,485.2	5	$14,249.2	43	$26,521.0
Invesco Global Real Estate Income Fund
Mark Blackburn	11	$7,988.6	5	$1,428.0	38[3]	$19,794.7[3]
James Cowen	10	$7,960.3	5	$1,428.0	38[3]	$19,794.7[3]
Paul Curbo	11	$7,988.6	5	$1,428.0	38[3]	$19,794.7[3]
Joe Rodriguez, Jr.	11	$7,988.6	5	$1,428.0	38[3]	$19,794.7[3]
Darin Turner	11	$7,988.6	5	$1,428.0	38[3]	$19,794.7[3]
Ping-Ying Wang	11	$7,988.6	5	$1,428.0	38[3]	$19,794.7[3]
Invesco Low Volatility Equity Yield Fund
Michael Abata	8	$523.0	49[4]	$12,037.0[4]	100[5]	$15,413.0[5]
Anthony Munchak	8	$7,348.0	49[4]	$12,037.0[4]	100[5]	$15,413.0[5]
Glen Murphy	11	$7,576.0	49[4]	$12,037.0[4]	100[5]	$15,413.0[5]
Francis Orlando	8	$7,348.0	49[4]	$12,037.0[4]	100[5]	$15,413.0[5]
Donna Wilson[2]	9	$740.0	49[4]	$12,037.0[4]	100[5]	$15,413.0[5]
Invesco Short Duration High Yield Municipal Fund
John Connelly	17	$21,953.0	None	None	3[6]	$0.6[6]
Tim O’Reilly	17	$21,953.0	None	None	3[6]	$0.6[6]
Mark Paris	17	$21,953.0	None	None	3[6]	$0.6[6]
James Phillips	17	$21,953.0	None	None	3[6]	$0.6[6]
Robert Stryker	17	$21,953.0	None	None	3[6]	$0.6[6]
Julius Williams	17	$21,953.0	None	None	3[6]	$0.6[6]
Invesco Strategic Real Return Fund
Thomas Ewald	4	$9,697.3	5	$7,124.6	43	$13,260.5
Scott Roberts	7	$5,400.7	4	$744.1	None	None
Brian Schneider	4	$2,273.2	2	$461.0	None	None
Robert Young	2	$853.5	2	$771.0	2	$1,735.2

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:

[3]	This amount includes 1 fund that pays performance-based fees with $414.7M in total assets under management.
[4]	This amount includes 3 funds that pay performance-based fees with $574M in total assets under management.
[5]	This amount includes 22 funds that pay performance-based fees with $3,187M in total assets under management
[6]	These are accounts of individual investors for which Invesco provides investment advice. Invesco offers separately managed accounts that are managed according to the investment models developed by its portfolio managers and used in connection with the management of certain Invesco Funds. These accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

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•	The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Adviser and each Sub-Adviser seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

•	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Adviser, each Sub-Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

•	The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

•	Finally, the appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities.

The Adviser, each Sub-Adviser, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Description of Compensation Structure

For the Adviser and each affiliated Sub-Adviser

The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser and each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available considering investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on

H-4

quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager’s compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.

Table 1

Sub-Adviser	Performance time period[7]
Invesco [8] Invesco Deutschland Invesco Hong Kong[8] Invesco Asset Management	One-, Three- and Five-year performance against Fund peer group
Invesco- Invesco Real Estate8,[9] Invesco Senior Secured8,[10]	Not applicable
Invesco Canada[8]	One-year performance against Fund peer group Three- and Five-year performance against entire universe of Canadian funds
Invesco Japan[11]	One- Three- and Five-year performance
Invesco PowerShares[12]	Not applicable

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

With respect to Invesco PowerShares, there is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers.

Deferred / Long Term Compensation. Portfolio managers may be granted an annual deferral award that allows them to select receipt of shares of certain Invesco Funds with a vesting period as well as common shares and/or restricted shares of Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of Invesco Ltd.’s Board of Directors. Awards of deferred/long term compensation typically vest over time, so as to create incentives to retain key talent.

[7]	Rolling time periods based on calendar year-end.
[8]	Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four year period and final payments are based on the performance of eligible Funds selected by the portfolio manager at the time the award is granted.
[9]	Portfolio Managers for Invesco Global Real Estate Fund, Invesco Real Estate Fund, Invesco Global Real Estate Income Fund and Invesco V.I. Global Real Estate Fund base their bonus on new operating profits of the U.S. Real Estate Division of Invesco.
[10]	Invesco Senior Secured’s bonus is based on annual measures of equity return and standard tests of collateralization performance.
[11]	Portfolio Managers for Invesco Pacific Growth Fund’s compensation is based on the one-, three- and five-year performance against the appropriate Micropol benchmark.
[12]	Portfolio Managers for Invesco PowerShares base their bonus on Invesco results as well as growth in net operating profits of Invesco PowerShares.

H-5

Portfolio managers also participate in benefit plans and programs available generally to all employees.

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APPENDIX I

ADMINISTRATIVE SERVICES FEES

The Funds paid Invesco the following amounts for administrative services for the last three fiscal years ended August 31:

Fund Name	2016	2015	2014
Invesco Core Plus Bond Fund	$293,145	$219,372	$167,896
Invesco Floating Rate Fund	$440,308	$492,225	$504,693
Invesco Global Real Estate Income Fund	$246,634	$292,401	$271,534
Invesco Low Volatility Equity Yield Fund	$93,694	$107,018	$109,496
Invesco Short Duration High Yield Municipal Fund[1]	$46,038	N/A	N/A
Invesco Strategic Real Return Fund[2]	$50,000	$50,000	$16,986

[1]	Commenced operations on September 30, 2015
[2]	Commenced operations on April 30, 2014.

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APPENDIX J

BROKERAGE COMMISSIONS

Set forth below are brokerage commissions1 paid by each of the Funds listed below during the last three fiscal years ended August 31. Unless otherwise indicated, the amount of brokerage commissions paid by a Fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.

Fund	2016	2015	2014
Invesco Core Plus Bond Fund	$65,762	$54,430	$36,173
Invesco Floating Rate Fund	$0	$0	$0
Invesco Global Real Estate Income Fund	$961,386	$1,320,672	$1,194,077
Invesco Low Volatility Equity Yield Fund	$976,020	$1,197,062	$1,397,720
Invesco Short Duration High Yield Municipal Fund[2]	$0	N/A	N/A
Invesco Strategic Real Return Fund[3]	$11	$45	$43

[1]	Disclosure regarding brokerage commissions are limited to commissions paid on agency trades and designated as such on the trade confirms.
[2]	Commenced operations on September 30, 2015.
[3]	Commenced operations on April 30, 2014.

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APPENDIX K

DIRECTED BROKERAGE (RESEARCH SERVICES)

During the last fiscal year ended August 31, 2016, each Fund allocated the following amount of transactions to broker-dealers that provided Invesco with certain research, statistics and other information:

Fund	Transactions[1]	Related Brokerage Commissions[1]
Invesco Core Plus Bond Fund	$0	$0
Invesco Floating Rate Fund	$0	$0
Invesco Global Real Estate Income Fund	$553,404,925	$789,522
Invesco Low Volatility Equity Yield Fund	$0	$0
Invesco Short Duration High Yield Municipal Fund[2]	$0	$0
Invesco Strategic Real Return Fund	$0	$0

[1]	Amount is inclusive of commissions paid to, and brokerage transactions placed with, certain brokers that provide execution, research and other services.
[2]	Commenced operations on September 30, 2015

PURCHASES OF SECURITIES OF REGULAR BROKERS OR DEALERS

During the last fiscal year ended August 31, 2016, the following Funds purchased securities by the following companies, which are “regular” brokers or dealers of one or more of the Funds identified below.

Issuer	Security	Market Value (as of August 31, 2016)
Invesco Core Plus Bond Fund
Goldman, Sachs & Co.	Common Stock	$12,073,064
Morgan Stanley	Common Stock	$7,479,623

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APPENDIX L

PURCHASE, REDEMPTION AND PRICING OF CLASS T SHARES

Transactions through Financial Intermediaries

When investing in Class T shares of an Invesco Fund through a financial intermediary such as a broker-dealer, a bank (including a bank trust department), an investment adviser, an administrator or trustee of a Retirement and Benefit Plan or a qualified tuition plan or a sponsor of a fee-based program that maintains a master account (an omnibus account) with the Invesco Fund for trading on behalf of its customers, different guidelines, conditions and restrictions may apply than if you were able to hold your Class T shares of the Invesco Fund directly. These differences may include, but are not limited to: (i) different eligibility standards to purchase and sell shares and different eligibility standards to exchange shares by telephone; and (ii) different minimum and maximum initial and subsequent purchase amounts. The financial intermediary through whom you are investing may also choose to adopt different exchange and/or transfer limit guidelines and restrictions, including different trading restrictions designed to discourage excessive or short-term trading.

If the financial intermediary is managing your account, you may also be charged a transaction or other fee by such financial intermediary, including service fees for handling redemption transactions. Consult with your financial intermediary (or, in the case of a Retirement and Benefit Plan, your plan sponsor) to determine what fees, guidelines, conditions and restrictions, including any of the above, may be applicable to you.

Unless otherwise provided, the following are certain defined terms used throughout this prospectus:

•	Employer Sponsored Retirement and Benefit Plans include (i) employer sponsored pension or profit sharing plans that qualify under Section 401(a) of the Internal Revenue Code of 1986, as amended (the Code), including 401(k), money purchase pension, profit sharing and defined benefit plans; (ii) 403(b) and non-qualified deferred compensation arrangements that operate similar to plans described under (i) above, such as 457 plans and executive deferred compensation arrangements; (iii) health savings accounts maintained pursuant to Section 223 of the Code; and (iv) voluntary employees’ beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code.

•	Individual Retirement Accounts (IRAs) include Traditional and Roth IRAs.

•	Employer Sponsored IRAs include Simplified Employee Pension (SEP), Salary Reduction Simplified Employee Pension (SAR-SEP), and Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) IRAs.

•	Retirement and Benefit Plans include Employer Sponsored Retirement and Benefit Plans, IRAs and Employer Sponsored IRAs.

Purchase and Redemption of Shares

Purchases of Class T shares

Sales Charges. The sales charge is used to compensate participating dealers for their expenses incurred in connection with the distribution of Class T shares of an Invesco Fund. You may also be charged a transaction or other fee by the financial intermediary managing your account.

Amount of Investment	Investor’s Sales Charge		Dealer Concession As a Percentage of the Net Amount Invested
	As a Percentage of the Public Offering Price	As a Percentage of the Net Amount Invested
Less than $ 250,000	2.50%	2.56%	2.50%
$250,000 but less than $ 500,000	2.00%	2.04%	2.00%
$500,000 but less than $ 1,000,000	1.50%	1.52%	1.50%
Greater than $ 1,000,000	1.00%	1.01%	1.00%

Fund Reorganizations. Class T Shares issued in connection with a Fund’s merger, consolidation, or acquisition of the assets of another Fund will not be charged a sales charge.

L-1

Payments to Dealers. Invesco Distributors may elect to re-allow the entire sales charge to dealers for all sales with respect to which orders are placed with Invesco Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be “underwriters” as that term is defined under the 1933 Act.

The financial intermediary through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution fees discussed above. In this context, “financial intermediaries” include any broker, dealer, bank (including bank trust departments), insurance company separate account, transfer agent, registered investment adviser, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with Invesco Distributors or one or more of its corporate affiliates (collectively, the Invesco Distributors Affiliates). In addition to those payments, Invesco Distributors Affiliates may make additional cash payments to financial intermediaries in connection with the promotion and sale of shares of the Invesco Funds. Invesco Distributors Affiliates make these payments from their own resources, from Invesco Distributors’ retention of underwriting concessions and from payments to Invesco Distributors under Rule 12b-1 plans. In the case of sub-accounting payments, discussed below, Invesco Distributors Affiliates will be reimbursed directly by the Invesco Funds for such payments. These additional cash payments are described below. The categories described below are not mutually exclusive. The same financial intermediary, or one or more of its affiliates, may receive payments under more than one or all categories. Most financial intermediaries that sell shares of the Invesco Funds receive one or more types of these cash payments. Financial intermediaries negotiate the cash payments to be paid on an individual basis. Where services are provided, the costs of providing the services and the overall package of services provided may vary from one financial intermediary to another. Invesco Distributors Affiliates do not make an independent assessment of the cost of providing such services.

Certain financial intermediaries listed below received one or more types of the following payments during the prior calendar year. This list is not necessarily current and will change over time. Certain arrangements are still being negotiated, and there is a possibility that payments will be made retroactively to financial intermediaries not listed below. Accordingly, please contact your financial intermediary to determine whether they currently may be receiving such payments and to obtain further information regarding any such payments.

Financial Support Payments. Invesco Distributors Affiliates make financial support payments as incentives to certain financial intermediaries to promote and sell shares of Invesco Funds. The benefits Invesco Distributors Affiliates receive when they make these payments include, among other things, placing Invesco Funds on the financial intermediary’s funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or to the financial intermediary’s management. Financial support payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including Invesco Funds in its Fund sales system (on its sales shelf). Invesco Distributors Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary. In addition, payments typically apply only to retail sales, and may not apply to other types of sales or assets (such as sales to Retirement and Benefit Plans, qualified tuition programs, or fee based adviser programs – some of which may generate certain other payments described below).

The financial support payments Invesco Distributors Affiliates make may be calculated on sales of shares of Invesco Funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all such shares sold by the financial intermediary during the particular period. Such payments also may be calculated on the average daily net assets of the shares of Invesco Funds attributable to that particular financial intermediary (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of Invesco Funds and Asset-Based Payments primarily create incentives to retain previously sold shares of Invesco Funds in investor accounts. Invesco Distributors Affiliates may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.

Sub-Accounting and Networking Support Payments. The Transfer Agent, an Invesco Distributors Affiliate, acts as the transfer agent for the Invesco Funds, registering the transfer, issuance and redemption of Invesco Fund shares, and disbursing dividends and other distributions to Invesco Funds shareholders. However, many Invesco Fund shares are owned or held by financial intermediaries, as that term is defined above, for the benefit of their customers. In those cases, the Invesco Funds often do not maintain an account for the shareholder. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediary. In these situations, Invesco Distributors Affiliates may make payments to financial intermediaries that sell Invesco Fund shares for certain transfer agency services, including record keeping and sub-accounting shareholder accounts. Payments for these services typically do not exceed 0.25% (for Class T shares) of average annual assets of such share classes or $19 per annum per shareholder account (for Class T shares). Invesco Distributors Affiliates also may make payments to certain financial intermediaries that sell Invesco Fund shares in connection with client account maintenance support, statement preparation and

L-2

transaction processing. The types of payments that Invesco Distributors Affiliates may make under this category include, among others, payment of networking fees of up to $10 per shareholder account maintained on certain mutual fund trading systems.

All fees payable by Invesco Distributors Affiliates pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement are charged back to the Invesco Funds, subject to certain limitations approved by the Board of the Trust.

Other Cash Payments. From time to time, Invesco Distributors Affiliates, at their expense and out of their own resources, may provide additional compensation to financial intermediaries which sell or arrange for the sale of shares of a Fund. Such compensation provided by Invesco Distributors Affiliates may include payment of ticket charges per purchase or exchange order placed by a financial intermediary, one-time payments for ancillary services such as setting up funds on a financial intermediary’s mutual fund trading systems, financial assistance to financial intermediaries that enable Invesco Distributors Affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the Financial Industry Regulatory Authority (FINRA) (formerly, NASD, Inc.). Invesco Distributors Affiliates make payments for entertainment events they deem appropriate, subject to Invesco Distributors Affiliates guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.

Invesco Distributors Affiliates are motivated to make the payments described above because they promote the sale of Invesco Fund shares and the retention of those investments by clients of financial intermediaries. To the extent financial intermediaries sell more shares of Invesco Funds or retain shares of Invesco Funds in their clients’ accounts, Invesco Distributors Affiliates benefit from the incremental management and other fees paid to Invesco Distributors Affiliates by the Invesco Funds with respect to those assets.

In certain cases these payments could be significant to the financial intermediary. Your financial intermediary may charge you additional fees or commissions other than those disclosed in the prospectus. You can ask your financial intermediary about any payments it receives from Invesco Distributors Affiliates or the Invesco Funds, as well as about fees and/or commissions it charges. You should consult disclosures made by your financial intermediary at the time of purchase.

Certain Financial Intermediaries that Receive One or More Types of Payments

1st Global Capital Corporation

1st Partners, Inc.

401k Exchange, Inc.

401k Producer Services

ADP Broker Dealer, Inc.

Advantage Capital Corporation

Advest Inc.

AIG Capital Services, Inc.

Alliance Benefit Group

Allianz Life

Allstate

American Enterprise Investment

American General

American Portfolios Financial Services Inc.

American Skandia Life Assurance Corporation

American United Life Insurance Company

Ameriprise Financial Services Inc.

Ameritas Life Insurance Corp

Ameritrade

APEX Clearing Corporation

Ascensus

Associated Securities Corporation

AXA

Baden Retirement Plan Services

Bank of America

Bank of New York Mellon

Bank of Oklahoma

Barclays Capital Inc.

BB&T Capital Markets

BCG Securities

BC Ziegler

Benefit Plans Administrators

Benefit Trust Company

BMO Harris Bank NA

BNP Paribas

BOSC, Inc.

Branch Banking & Trust Company

Brinker Capital

Brown Brothers Harriman & Co.

Buck Kwasha Securities LLC

Cadaret Grant & Company, Inc.

Cambridge Investment Research, Inc.

Cantella & Co., Inc.

Cantor Fitzgerald & Co.

Capital One Investment Services LLC

Centennial Bank

Center for Due Diligence

Cetera

Charles Schwab & Company, Inc.

Chase

Citi Smith Barney

Citibank NA

Citigroup Global Markets Inc.

City National Bank

Comerica Bank

Commerce Bank

Commonwealth Financial Network LPL

Community National Bank

Compass

Compusys / ERISA Group Inc

Contemporary Financial Solutions, Inc.

CPI Qualified Plan Consultants, Inc.

Credit Suisse Securities

Crowell Weedon & Co.

CUSO Financial Services, Inc.

CUNA Mutual Life

D.A. Davidson & Company

Daily Access Corporation

Delaware Life Insurance Company

Deutsche Bank

Digital Retirement Solutions, Inc.

Diversified Investment Advisors

Dorsey & Company Inc.

Dyatech Corporation

L-3

Edward Jones & Co.

Envestnet

Equitable Life Insurance Company

Equity Services, Inc.

Erisa Administrative Services

Expertplan

Fidelity

Fifth Third

Financial Data Services Inc.

Financial Planning Association

Financial Services Corporation

First Clearing Corp.

First Command Financial Planning, Inc.

First Financial Equity Corp.

First Southwest Company

Forethought Life Insurance Company

Frost

FSC Securities Corporation

FTB Advisors

Fund Services Advisors, Inc.

Gardner Michael Capital, Inc.

GE

Genworth

Glenbrook Life and Annuity Company

Goldman, Sachs & Co.

Great West Life

Guaranty Bank & Trust

Guardian

GunnAllen Financial

GWFS Equities, Inc.

H.D. Vest

Hantz Financial Services Inc

Hare and Company

Hartford

Hewitt

Hightower Securities, LLC

Hornor, Townsend & Kent, Inc.

Huntington

ICMA Retirement Corporation

Institutional Cash Distributors

Intersecurities, Inc.

INVEST Financial Corporation, Inc.

Investacorp, Inc.

Investment Centers of America, Inc.

J.M. Lummis Securities

Jackson National Life

Jefferson National Life Insurance Company

Jefferson Pilot Securities Corporation

John Hancock

JP Morgan

Kanaly Trust Company

Kaufmann and Global Associates

Kemper

Key Bank

LaSalle Bank, N.A.

Lincoln

Loop Capital Markets, LLC

LPL Financial

M & T Securities, Inc.

M M L Investors Services, Inc.

M&T Bank

Marshall & Ilsley Trust Co., N.A.

Mass Mutual

Matrix

Mellon

Mercer

Merrill Lynch

Metlife

Meyer Financial Group, Inc.

Mid Atlantic Capital Corporation

Minnesota Life Insurance Co.

Money Concepts

Morgan Keegan & Company, Inc.

Morgan Stanley

Morningstar Inc

MSCS Financial Services, LLC

Municipal Capital Markets Group, Inc.

Mutual Service Corporation

Mutual Services, Inc.

N F P Securities, Inc.

NatCity Investments, Inc.

National Financial Services

National Planning

National Retirement Partners Inc.

Nationwide

New York Life

Newport Retirement Plan Services, Inc.

Next Financial Group, Inc.

NFP Securities Inc.

Northeast Securities, Inc.

Northern Trust

Northwestern Mutual Investment Services

NRP Financial

Ohio National

OnBrands24 Inc

OneAmerica Financial Partners Inc.

Oppenheimer

Pen-Cal Administrators

Penn Mutual Life

Penson Financial Services

Pershing LLC

PFS Investments, Inc.

Phoenix

Piper Jaffray

PJ Robb

Plains Capital Bank

Plan Administrators

Plan Member Services Corporation

Planco

PNC

Primerica Shareholder Services, Inc.

Princeton Retirement Group, Inc.

Principal

Princor Financial Services Corporation

Proequities, Inc.

Pruco Securities LLC

Prudential

Qualified Benefits Consultants, Inc.

R B C Dain Rauscher, Inc.

Randall & Hurley, Inc.

Raymond James

RBC Wealth Management

Reliance Trust Company

Ridge Clearing

Riversource (Ameriprise)

Robert W. Baird & Co.

Ross Sinclair & Associates LLC

Royal Alliance Associates

RSBCO

S I I Investments, Inc.

SagePoint Financial, Inc.

Salomon Smith Barney

Sanders Morris Harris

SCF Securities, Inc.

Securian Financial Services, Inc.

Securities America, Inc.

Security Benefit

Security Distributors, Inc.

Security Financial Resources, Inc.

Sentra Securities

Signator Investors, Inc.

Silverton Capital, Corp.

Simmons First Investment Group, Inc.

Smith Barney Inc.

Smith Hayes Financial Services

Southwest Securities

Sovereign Bank

Spelman & Company

Standard Insurance Company

State Farm

State Street Bank & Trust Company

Sterne Agee Financial Services, Inc.

Stifel Nicolaus & Company

Summit

Sun Life

SunAmerica Securities, Inc.

SunGard

SunTrust

SWS Financial Services, Inc.

Symetra Investment Services Inc.

T Rowe Price

TD Ameritrade

Teacher Insurance and Annuity Association of America

TFS Securities, Inc.

The (Wilson) William Financial Group

The Bank of New York

The Huntington Investment Company

The Retirement Plan Company LLC

The Vanguard Group

Transamerica

Trautmann Maher & Associates, Inc.

Treasury Curve

Treasury Strategies

Triad Advisors Inc

Trust Management Network, LLC

U.S. Bancorp

UBS Financial Services Inc.

UMB Financial Services, Inc.

Unified Fund Services, Inc.

Union Bank

Union Central Life Insurance Company

United Planners Financial

United States Life Insurance Company

UPromise Investment Advisors LLC

UBS Financial Services, Inc.

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USI Securities, Inc.

UVEST

V S R Financial Services, Inc.

VALIC

Vanguard

Vining Sparks IBG, LP

VLP Corporate Services LLC

VOYA

VRSCO – American General Distributors

Wachovia

Waddell & Reed, Inc.

Wadsworth Investment Co., Inc.

Wall Street Financial Group, Inc.

Waterstone Financial Group, Inc.

Wells Fargo

Wilmington Trust Retirement and Institutional Services Company

Woodbury Financial Services, Inc.

Xerox HR Solutions LLC

Zions Bank

Zurich American Life Insurance Company

Redemptions

General. Shares of the Invesco Funds may be redeemed through any dealer who has entered into an agreement with Invesco Distributors. In addition to the Funds’ obligation to redeem shares, Invesco Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with Invesco Distributors must phone orders to the order desk of the Funds at (800) 959-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value per share of the applicable class of the Invesco Fund next determined after the repurchase order is received in good order. Such an arrangement is subject to timely receipt by the Transfer Agent, of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by a Fund or by Invesco Distributors when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction.

Before the initial purchase of shares of Class T, an investor must submit a completed account application through its financial intermediary. An investor may change information in his account application by submitting written changes or a new account application to his intermediary or to the Funds’ transfer agent.

Purchase and redemption orders must be received in good order. To be in good order, the investor, through his financial intermediary, must give the Funds’ transfer agent all required information and documentation. Additionally, purchase payment must be made in federal funds. If the intermediary fails to deliver the investor’s payment on the required settlement date, the intermediary must reimburse the Funds for any overdraft charges incurred.

The Funds’ transfer agent and Invesco Distributors may authorize agents to accept redemption orders that are in good order on behalf of the Funds. In certain cases, these authorized agents are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund’s behalf. A Fund will be deemed to have received the purchase or redemption order when the Fund’s authorized agent or its designee accepts the order. The order will be priced at the net asset value next determined after the order is accepted by the Fund’s authorized agent or its designee.

A financial intermediary may submit a written request to the Funds’ transfer agent for correction of transactions involving Fund shares. If the Funds’ transfer agent agrees to correct a transaction, and the correction requires a dividend adjustment, the financial intermediary must agree in writing to reimburse the Funds for any resulting loss.

Payment for redeemed institutional shares is normally made by Federal Reserve wire to the bank account designated in the investor’s account application, while payment for redeemed retail shares is normally made by check, but may be sent by Federal Reserve wire at the investor’s request. Any changes to wire instructions must be submitted to the Funds’ transfer agent in writing. The Funds’ transfer agent may request additional documentation.

The Funds’ transfer agent may request that an intermediary maintain separate master accounts in the Funds for shares held by the intermediary (a) for its own account, for the account of other institutions and for accounts for which the intermediary acts as a fiduciary; and (b) for accounts for which the intermediary acts in some other capacity. An intermediary may aggregate its master accounts and sub-accounts to satisfy the minimum investment requirement.

With regard to Money Market Funds that do not qualify as Government Money Market Funds, if a Fund’s weekly liquid assets fall below 30% of its total assets, the Board, in its discretion, may impose liquidity fees of up to 2% of the value of the shares redeemed and/or gates on redemptions. In addition, if a Fund’s weekly liquid assets fall below 10% of its total assets at the end of any business day, the Fund must impose a 1% liquidity fee on shareholder redemptions unless the Board determines that not doing so is in the best interests of the Fund. These liquidity fee and gate powers described above will be available to the Board on October 14, 2016.

The Board may, in its discretion, terminate a liquidity fee or redemption gate at any time if it believes such action to be in the best interest of the Fund and its shareholders. Also, liquidity fees and redemption gates will automatically terminate at the beginning of the next business day once a Fund’s weekly liquid assets reach at least 30% of its total assets. Redemption gates may only last up to 10 business days in any 90-day period. When a fee or a gate is in place,

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the Fund may elect not to permit the purchase of shares or to subject the purchase of shares to certain conditions, which may include affirmation of the purchaser’s knowledge that a fee or a gate is in effect.

The Board may, in its discretion, permanently suspend redemptions and liquidate if, among other things, a Money Market Fund, at the end of a business day, has less than 10% of its total assets invested in weekly liquid assets. The Board of the Retail and Government Money Market Funds may suspend redemptions and liquidate if the Board determines that the deviation between its amortized cost price per share and its market-based NAV per share may result in material dilution or other unfair results to investors or existing shareholders.

Systematic Redemption Plan. A Systematic Redemption Plan permits a shareholder of an Invesco Fund to withdraw on a regular basis at least $50 per withdrawal. At the time the withdrawal plan is established, the total account value must be $5,000 or more. Under a Systematic Redemption Plan, all shares are to be held by the Transfer Agent. To provide funds for payments made under the Systematic Redemption Plan, the Transfer Agent redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.

Payments under a Systematic Redemption Plan constitute taxable events. Because such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Also because sales charges are imposed on additional purchases of Class T shares, it is disadvantageous to effect such purchases while a Systematic Redemption Plan is in effect.

Each Invesco Fund bears its share of the cost of operating the Systematic Redemption Plan.

General Information Regarding Purchases, Exchanges and Redemptions

Good Order. Purchase, exchange and redemption orders must be received in good order in accordance with the Transfer Agent’s policies and procedures and U.S. regulations. The Transfer Agent reserves the right to refuse transactions. Transactions not in good order will not be processed and once brought into good order, will receive the current price. To be in good order, a financial intermediary must supply the Transfer Agent with all required information and documentation, including signature guarantees when required.

Authorized Agents. The Transfer Agent and Invesco Distributors may authorize agents to accept purchase and redemption orders that are in good order on behalf of the Invesco Funds. In certain cases, these authorized agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received the purchase or redemption order when the Fund’s authorized agent or its designee accepts the order. The order will be priced at the net asset value next determined after the order is accepted by the Fund’s authorized agent or its designee.

Signature Guarantees. In addition to those circumstances listed in the “Shareholder Information” section of the Fund’s prospectus, signature guarantees are required in the following situations: (1) requests to transfer the registration of shares to another owner; (2) telephone exchange and telephone redemption authorization forms; (3) changes in previously designated wiring or electronic funds transfer instructions; (4) written redemptions or exchanges of shares held in certificate form previously reported to Invesco as lost, whether or not the redemption amount is under $250,000 or the proceeds are to be sent to the address of record; and (5) requests to redeem accounts where the proceeds are over $250,000 or the proceeds are to be sent to an address or a bank other than the address or bank of record. Invesco Funds may waive or modify any signature guarantee requirements at any time.

Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an “eligible guarantor institution” as that term is defined in rules adopted by the SEC, and further provided that such guarantor institution is listed in one of the reference guides contained in the Transfer Agent’s current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. Notary public signatures are not an acceptable replacement for a signature guarantee. The Transfer Agent will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the total transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an “eligible guarantor institution” and to determine how to fulfill a signature guarantee requirement, an investor should contact the Client Services Department of the Transfer Agent.

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Abandoned Property. It is the responsibility of the investor to ensure that the Transfer Agent maintains a correct address for his account(s). An incorrect address may cause an investor’s account statements and other mailings to be returned to the Transfer Agent. Upon receiving returned mail, the Transfer Agent will attempt to locate the investor or rightful owner of the account. If the Transfer Agent is unable to locate the investor, then it will determine whether the investor’s account has legally been abandoned. The Transfer Agent is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction.

Retirement and Benefit Plans Sponsored by Invesco Distributors. Invesco Distributors acts as the prototype sponsor for certain types of Retirement and Benefit Plan documents. These Retirement and Benefit Plan documents are generally available to anyone wishing to invest Retirement and Benefit Plan assets in the Funds. These documents are provided subject to terms, conditions and fees that vary by plan type. Contact your financial intermediary for details.

Miscellaneous Fees. In certain circumstances, the intermediary maintaining the shareholder account through which your Fund shares are held may assess various fees related to the maintenance of that account, such as:

•	an annual custodial fee on accounts where Invesco Distributors acts as the prototype sponsor;

•	expedited mailing fees in response to overnight redemption requests; and

•	copying and mailing charges in response to requests for duplicate statements.

Please consult with your intermediary for further details concerning any applicable fees.

Offering Price

The following formula may be used to determine the public offering price per Class T share of an investor’s investment:

Net Asset Value / (1 – Sales Charge as % of Offering Price) = Offering Price. For example, at the close of business on April 28, 2017, Invesco Global Real Estate Income Fund – Class A shares had a net asset value per share of $8.94. The offering price, assuming an initial sales charge of 5.50%, therefore was $9.46.

Calculation of Net Asset Value

Each Invesco Fund determines its net asset value per share once daily as of the close of the customary trading session of the NYSE on each business day of the Invesco Fund. In the event the NYSE closes early on a particular day, each Invesco Fund determines its net asset value per share as of the close of the NYSE on such day. The Invesco Funds determine net asset value per share by dividing the value of an Invesco Fund’s securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of an Invesco Fund’s net asset value per share is made in accordance with generally accepted accounting principles. Generally, the portfolio securities for non-money market funds are recorded in the NAV no later than trade date plus one, except on fiscal quarter ends, such securities are recorded on trade date. For money market funds, portfolio securities are recorded in the NAV on trade date, as described below. Under normal circumstances, market valuation and fair valuation, as described below, are not used to determine share price for money market funds because shares of money market funds are valued at amortized cost, as described below.

With respect to non-money market funds, the net asset value for shareholder transactions may be different than the net asset value reported in the Invesco Fund’s financial statement due to adjustments required by generally accepted accounting principles made to the net asset value of the Invesco Fund at period end.

Calculation of Net Asset Value (Invesco Government Money Market Fund and Invesco Tax-Exempt Cash Fund)

The Board has established procedures, in accordance with Rule 2a-7 under the 1940 Act, designed to stabilize each Fund’s net asset value per share at $1.00, to the extent reasonably possible. Such procedures include review of portfolio holdings by the Trustees at such interval as they may deem appropriate. The reviews are used to determine whether net asset value, calculated by using available market quotations, deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to investors or existing shareholders. In the event the trustees determine that a material deviation exists, they intend to take such corrective action as they deem necessary and appropriate. Such actions may include selling portfolio securities prior to maturity in order to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, redeeming shares in kind, or establishing a

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net asset value per share by using available market quotations. When available market quotations are used to establish the market-based net asset value, the net asset value could possibly be more or less than $1.00 per share. The Funds intend to comply with any amendments made to Rule 2a-7 promulgated under the 1940 Act which may require corresponding changes in the Funds’ procedures which are designed to stabilize each Fund’s price per share at $1.00.

Under the amortized cost method, each investment is valued at its cost and thereafter any discount or premium is amortized on a constant basis to maturity. Although this method provides certainty of valuation, it may result in periods in which the amortized cost value of the Funds’ investments is high or lower than the price that would be received if the investments were sold.

Futures contracts may be valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. A security listed or traded on an exchange (excluding convertible bonds) held by an Invesco Fund is valued at its last sales price or official closing price on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Each equity security traded in the over-the-counter market is valued on the basis of prices furnished by independent pricing services vendors or market makers. Debt securities (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing vendor. Evaluated quotes provided by the pricing vendor may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations the mean between the last bid and ask prices. Senior secured floating rate loans, corporate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data. Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share.

Generally, trading in corporate bonds, U.S. Government securities and money market instruments is substantially completed each day prior to the close of the customary trading session of the NYSE. The values of such securities used in computing the net asset value of an Invesco Fund’s shares are determined at such times. Occasionally, events affecting the values of such securities may occur between the times at which such values are determined and the close of the customary trading session of the NYSE. If the Adviser believes a development/event has actually caused a closing price to no longer reflect current market value, the closing price may be adjusted to reflect the fair value of the affected security as of the close of the NYSE as determined in good faith using procedures approved by the Board.

Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Invesco Fund may fair value the security. If an issuer specific event has occurred that the Adviser determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value in good faith using procedures approved by the Board. Adjustments to closing prices to reflect fair value may also be based on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where the Adviser believes, at the approved degree of certainty, that the price is not reflective of current market value, the Adviser will use the indication of fair value from the pricing vendor to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Multiple factors may be considered by the pricing vendor in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts, domestic and foreign index futures, and exchange-traded funds.

Invesco Fund securities primarily traded in foreign markets may be traded in such markets on days that are not business days of the Invesco Fund. Because the net asset value per share of each Invesco Fund is determined only on business days of the Invesco Fund, the value of the portfolio securities of an Invesco Fund that invests in foreign securities may change on days when an investor cannot exchange or redeem shares of the Invesco Fund.

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Securities for which market quotations are not available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers in accordance with procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Redemptions in Kind

Although the Invesco Funds generally intends to pay redemption proceeds solely in cash, the Invesco Funds reserves the right to determine, in its sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind). For instance, an Invesco Fund may make a redemption in kind if a cash redemption would disrupt its operations or performance. Securities that will be delivered as payment in redemptions in kind will be valued using the same methodologies that the Fund typically utilizes in valuing such securities. Shareholders receiving such securities are likely to incur transaction and brokerage costs on their subsequent sales of such securities, and the securities may increase or decrease in value until the shareholder sells them. The Trust, on behalf of the Invesco Funds, made an election under Rule 18f-1 under the 1940 Act (a Rule 18f-1 Election) and therefore, the Trust, on behalf of an Invesco Fund, is obligated to redeem for cash all shares presented to such Invesco Fund for redemption by any one shareholder in an amount up to the lesser of $250,000 or 1% of that Invesco Fund’s net assets in any 90-day period. The Rule 18f-1 Election is irrevocable while Rule 18f-1 under the 1940 Act is in effect unless the SEC by order permits withdrawal of such Rule 18f-1 Election.

Backup Withholding

Accounts submitted without a correct, certified taxpayer identification number (TIN) or, alternatively, a correctly completed and currently effective IRS Form W-8 (for non-resident aliens) or Form W-9 (for U.S. persons including resident aliens) accompanying the registration information generally will be subject to backup withholding.

Each Invesco Fund, and other payers, generally must withhold 28% of reportable dividends (whether paid in cash or reinvested in additional Invesco Fund shares), including exempt-interest dividends, in the case of any shareholder who fails to provide the Invesco Funds with a TIN and a certification that he is not subject to backup withholding.

An investor is subject to backup withholding if:

1.	the investor fails to furnish a correct TIN to the Invesco Fund;

2.	the IRS notifies the Invesco Fund that the investor furnished an incorrect TIN;

3.	the investor or the Invesco Fund is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor’s tax return (for reportable interest and dividends only);

4.	the investor fails to certify to the Invesco Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only); or

5.	the investor does not certify his TIN. This applies only to non-exempt mutual fund accounts opened after 1983.

Interest and dividend payments are subject to backup withholding in all five situations discussed above. Redemption proceeds are subject to backup withholding only if (1), (2) or (5) above applies.

Certain payees and payments are exempt from backup withholding and information reporting. Invesco or the Transfer Agent will not provide Form 1099 to those payees.

Investors should contact the IRS if they have any questions concerning withholding.

IRS Penalties. Investors who do not supply the Invesco Fund with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

Nonresident Aliens. Nonresident alien individuals and foreign entities with a valid Form W-8 are not subject to the backup withholding previously discussed. The Form W-8 generally remains in effect for a period starting on the date

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the Form is signed and ending on the last day of the third succeeding calendar year. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and other distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption. Nonresident alien individuals and some foreign entities failing to provide a valid Form W-8 may be subject to backup withholding and Form 1099 reporting.

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APPENDIX M

AMOUNTS PAID TO INVESCO DISTRIBUTORS, INC., PURSUANT TO DISTRIBUTION PLANS

A list of amounts paid by each class of shares to Invesco Distributors pursuant to the Plans for the fiscal year ended, August 31, 2016 follows*:

Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares	Investor Class Shares
Invesco Core Plus Bond Fund	$1,430,642	$73,639	$815,923	$32,082	N/A
Invesco Floating Rate Fund	$1,758,124	N/A	$3,647,100	$46,924	N/A
Invesco Global Real Estate Income Fund	$1,036,564	$8,855	$982,057	N/A	N/A
Invesco Low Volatility Equity Yield Fund	$433,800	$37,523	$286,646	$981	$127,829
Invesco Short Duration High Yield Municipal Fund(1)	$49,098	N/A	$69,940	N/A	N/A
Invesco Strategic Real Return Fund	$23,599	N/A	$4,077	$286	N/A

1.	Commenced operations September 30, 2015.
*	As of the date of this SAI, Class T shares had not commenced operations.

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APPENDIX N

ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS*

An estimate by category of the allocation of actual fees paid by Class A shares of the Funds during the fiscal year ended August 31, 2016, follows:

	Advertising	Printing & Mailing	Seminars	Underwriters Compensation	Dealers Compensation	Travel Relating to Marketing	Personnel
Invesco Core Plus Bond Fund	$0	$0	$0	$0	$1,430,641	$0	$0
Invesco Floating Rate Fund	$0	$0	$0	$0	$1,758,124	$0	$0
Invesco Global Real Estate Income Fund	$0	$0	$0	$0	$1,036,564	$0	$0
Invesco Low Volatility Equity Yield Fund	$0	$0	$0	$0	$433,800	$0	$0
Invesco Short Duration High Yield Municipal Fund[1]	$0	$0	$0	$0	$49,098	$0	$0
Invesco Strategic Real Return Fund	$0	$0	$0	$0	$23,599	$0	$0

An estimate by category of the allocation of actual fees paid by Class B shares of the Funds during the fiscal year ended August 31, 2016, follows:

	Advertising	Printing & Mailing	Seminars	Underwriters Compensation	Dealers Compensation	Travel Relating to Marketing	Personnel
Invesco Core Plus Bond Fund	$0	$0	$0	$16,301	$57,338	$0	$0
Invesco Global Real Estate Income Fund	$0	$129	$0	$6,641	$2,085	$0	$0
Invesco Low Volatility Equity Yield Fund	$0	$538	$0	$28,142	$8,843	$0	$73

An estimate by category of the allocation of actual fees paid by Class C shares of the Funds during the fiscal year ended August 31, 2016, follows:

	Advertising	Printing & Mailing	Seminars	Underwriters Compensation	Dealers Compensation	Travel Relating to Marketing	Personnel
Invesco Core Plus Bond Fund	$1,586	$0	$397	$87,496	$714,341	$794	$11,309
Invesco Floating Rate Fund	$5,809	$2,003	$1,603	$202,347	$3,394,468	$2,805	$38,065
Invesco Global Real Estate Income Fund	$780	0	$0	$43,304	$931,926	$390	$5,657
Invesco Low Volatility Equity Yield Fund	$0	$0	$0	$7,012	$278,650	$0	$964
Invesco Short Duration High Yield Municipal Fund[1]	$966	$0	$0	$0	$61,242	$483	$7,248
Invesco Strategic Real Return Fund	$0	$0	$0	$0	$4,077	$0	$0

*	As of the date of this SAI, Class T shares had not commenced operations.

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An estimate by category of the allocation of actual fees paid by Class R shares of the Funds during the fiscal year ended August 31, 2016, follows:

	Advertising	Printing & Mailing	Seminars	Underwriters Compensation	Dealers Compensation	Travel Relating to Marketing	Personnel
Invesco Core Plus Bond Fund	$0	$0	$0	$3,335	$27,229	$0	$1,518
Invesco Floating Rate Fund	$0	$0	$0	$220	$46,594	$0	$110
Invesco Low Volatility Equity Yield Fund	$0	$125	$0	$125	$731	$0	$0
Invesco Strategic Real Return Fund	$0	$122	$0	$122	$42	$0	$0

An estimate by category of the allocation of actual fees paid by Investor Class shares of Fund during the fiscal year ended August 31, 2016, follows:

	Advertising	Printing & Mailing	Seminars	Underwriters Compensation	Dealers Compensation	Travel Relating to Marketing	Personnel
Invesco Low Volatility Equity Yield Fund	$0	$0	$0	$127,829	$0	$0	$0

[1]	Commenced operations September 30, 2015.

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APPENDIX O

TOTAL SALES CHARGES

The following chart reflects the total sales charges paid in connection with the sale of Class A shares of each Fund and the amount retained by Invesco Distributors for the last three fiscal years ending August 31*:

	2016		2015		2014
	Sales Charges	Amount Retained	Sales Charges	Amount Retained	Sales Charges	Amount Retained
Invesco Core Plus Bond Fund	$4,650,256	$323,224	$3,847,843	$276,576	$1,221,325	$86,894
Invesco Floating Rate Fund	$530,985	$92,813	$958,801	$179,751	$1,924,258	$314,014
Invesco Global Real Estate Income Fund	$363,676	$38,493	$787,019	$99,957	$1,301,598	$162,399
Invesco Low Volatility Equity Yield Fund	$87,139	$15,172	$110,069	$15,338	$120,107	$17,076
Invesco Short Duration High Yield Municipal Fund[1]	$245,360	$41,005	N/A	N/A	N/A	N/A
Invesco Strategic Real Return Fund[2]	$6,940	$2,541	$9,158	$1,601	$226	$42

*	As of the date of this SAI, Class T shares had not commenced operations.

The following chart reflects the contingent deferred sales charges paid by Class A, Class B, Class C, and Class R shareholders and retained by Invesco Distributors for the last three fiscal years ended August 31:

	2016	2015	2014

Invesco Core Plus Bond Fund	$43,913	$8,938	$23,309
Invesco Floating Rate Fund	$354,532	$335,436	$198,797
Invesco Global Real Estate Income Fund	$9,352	$10,380	$48,487
Invesco Low Volatility Equity Yield Fund	$2,952	$2,374	$7,207
Invesco Short Duration High Yield Municipal Fund[1]	$6,012	N/A	N/A
Invesco Strategic Real Return Fund[2]	$0	$68	N/A

[1]	Commenced operations on September 30, 2015
[2]	Commenced operations on April 30, 2014.

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Statement of Additional Information June 9, 2017 AIM Counselor Series Trust (Invesco Counselor Series Trust)

This Statement of Additional Information (the SAI) relates to each portfolio (each a Fund, collectively the Funds) of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the Trust) listed below. Each Fund offers separate classes of shares, which are offered by separate prospectuses and separate SAIs.

Fund	Class T

Invesco American Franchise Fund	VAFTX
Invesco California Tax-Free Income Fund	CLFTX
Invesco Equally-Weighted S&P 500 Fund	VADTX
Invesco Equity and Income Fund	ACEZX
Invesco Growth and Income Fund	ACGZX
Invesco Pennsylvania Tax Free Income Fund	VKPTX
Invesco S&P 500 Index Fund	SPITX
Invesco Small Cap Discovery Fund	VESTX

Statement of Additional Information June 9, 2017 AIM Counselor Series Trust (Invesco Counselor Series Trust)

This SAI is not a Prospectus, and it should be read in conjunction with the Prospectuses for the Funds listed below. Portions of each Fund’s financial statements are incorporated into this SAI by reference to such Fund’s most recent Annual and Semi-Annual Reports to shareholders. You may obtain, without charge, a copy of any Prospectus and/or Annual and Semi-Annual Reports for any Fund listed below from an authorized dealer or by writing to:

Invesco Investment Services, Inc.

P.O. Box 219078

Kansas City, MO 64121-9078

or by calling (800) 959-4246

or on the Internet: www.invesco.com/us

This SAI, dated June 9, 2017, relates to the Class T shares of the following Prospectus.

Fund	Class T

Invesco American Franchise Fund	June 9, 2017
Invesco California Tax-Free Income Fund	June 9, 2017
Invesco Equally-Weighted S&P 500 Fund	June 9, 2017
Invesco Equity and Income Fund	June 9, 2017
Invesco Growth and Income Fund	June 9, 2017
Invesco Pennsylvania Tax Free Income Fund	June 9, 2017
Invesco S&P 500 Index Fund	June 9, 2017
Invesco Small Cap Discovery Fund	June 9, 2017

The Trust has established other funds which are offered by separate prospectuses and separate SAIs.

STATEMENT OF ADDITIONAL INFORMATION

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GENERAL INFORMATION ABOUT THE TRUST

Fund History

AIM Counselor Series Trust (Invesco Counselor Series Trust) (the Trust) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end series management investment company. The Trust was originally organized as a Maryland corporation on April 24, 2000 and re-organized as a Delaware statutory trust on July 29, 2003. Under the Trust’s Agreement and Declaration of Trust, as amended (the Trust Agreement), the Board of Trustees of the Trust (the Board) is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust. Prior to April 30, 2010, the Trust was known as AIM Counselor Series Trust.

On June 1, 2010, each Fund assumed the assets and liabilities of its predecessor fund (each a predecessor fund, collectively, the predecessor funds) as shown below.

Fund	Predecessor Fund
Invesco American Franchise Fund	Van Kampen American Franchise Fund
Invesco California Tax-Free Income Fund	Morgan Stanley California Tax-Free Income Fund
Invesco Equally-Weighted S&P 500 Fund	Morgan Stanley Equally-Weighted S&P 500 Fund
Invesco Equity and Income Fund	Van Kampen Equity and Income Fund
Invesco Growth and Income Fund	Van Kampen Growth and Income Fund
Invesco Pennsylvania Tax Free Income Fund	Van Kampen Pennsylvania Tax Free Income Fund
Invesco S&P 500 Index Fund	Morgan Stanley S&P 500 Index Fund
Invesco Small Cap Growth Fund	Van Kampen Small Cap Growth Fund

Prior to September 24, 2012, Invesco American Franchise Fund was known as Invesco Van Kampen American Franchise Fund; Invesco Equity and Income Fund was known as Invesco Van Kampen Equity and Income Fund; Invesco Growth and Income Fund was known as Invesco Van Kampen Growth and Income Fund; Invesco Pennsylvania Tax Free Income Fund was known as Invesco Van Kampen Pennsylvania Tax Free Income Fund; and Invesco Small Cap Discovery Fund was known as Invesco Van Kampen Small Cap Growth Fund.

All historical financial information and other information contained in this SAI for periods prior to June 1, 2010 relating to each Fund (or any classes thereof) is that of its predecessor fund (or the corresponding classes thereof).

Shares of Beneficial Interest

Shares of beneficial interest of the Trust are redeemable at their net asset value at the option of the shareholder or at the option of the Trust, in accordance with any applicable provisions of the Trust Agreement and applicable law, subject in certain circumstances to a contingent deferred sales charge.

The Trust allocates cash and property it receives from the issue or sale of shares of each of its series of shares, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof, to the appropriate Fund, subject only to the rights of creditors of that Fund. These assets constitute the assets belonging to each Fund, are segregated on the Trust’s books, and are charged with the liabilities and expenses of such Fund and its respective classes. The Trust allocates any general liabilities and expenses of the Trust not readily identifiable as belonging to a particular Fund primarily on the basis of relative net assets or other relevant factors, subject to oversight by the Board.

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Each share of each Fund represents an equal pro rata interest in that Fund with each other share and is entitled to dividends and other distributions with respect to the Fund, which may be from income, capital gains or capital, as declared by the Board.

Each class of shares of a Fund represents a proportionate undivided interest in the net assets belonging to that Fund. Differing sales charges and expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of the Trust, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable Fund allocable to such class available for distribution after satisfaction of, or reasonable provision for, the outstanding liabilities of the Fund allocable to such class.

The Trust Agreement provides that each shareholder, by virtue of having become a shareholder of the Trust, is bound by terms of the Trust Agreement and the Trust’s Bylaws. Ownership of shares does not make shareholders third party beneficiaries of any contract entered into by the Trust.

The Trust is not required to hold annual or regular meetings of shareholders. Meetings of shareholders of a Fund or class will be held for any purpose determined by the Board, including from time to time to consider matters requiring a vote of such shareholders in accordance with the requirements of the 1940 Act, state law or the provisions of the Trust Agreement. It is not expected that shareholder meetings will be held annually.

The Trust Agreement provides that the Board may authorize (i) a merger, consolidation or sale of assets (including, but not limited to, mergers, consolidations or sales of assets between two Funds, or between a Fund and a series of any other registered investment company), and (ii) the combination of two or more classes of shares of a Fund into a single class, each without shareholder approval but subject to applicable requirements under the 1940 Act and state law.

Each share of a Fund generally has the same voting, dividend, liquidation and other rights; however, each class of shares of a Fund is subject to different sales loads, conversion features, exchange privileges and class-specific expenses. Only shareholders of a specific class may vote on matters relating to that class’s distribution plan.

Because Class B shares automatically convert to Class A shares on or about month-end which is at least eight years after the date of purchase, certain Invesco Funds’ multiple class plans adopted in accordance with Rule 18f-3 under the 1940 Act and distribution plans adopted pursuant to Rule 12b-1 under the 1940 Act require that Class B shareholders must also approve any material increase in distribution fees submitted to Class A shareholders of that Fund. A pro rata portion of shares from reinvested dividends and distributions convert along with the Class B shares.

Except as specifically noted above, shareholders of each Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of a Fund. However, on matters affecting an individual Fund or class of shares, a separate vote of shareholders of that Fund or class is required. Shareholders of a Fund or class are not entitled to vote on any matter which does not affect that Fund or class but that requires a separate vote of another Fund or class. An example of a matter that would be voted on separately by shareholders of each Fund is the approval of the advisory agreement with Invesco Advisers, Inc. (the Adviser or Invesco).

When issued, shares of each Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. Other than the automatic conversion of Class B shares to Class A shares, there are no automatic conversion rights, but each Fund may offer voluntary rights to convert between certain share classes, as described in each Fund’s prospectus. Shares do not have cumulative voting rights in connection with the election of Trustees or on any other matter.

Under Delaware law, shareholders of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of private for-profit corporations organized under Delaware law. There is a remote possibility, however, that shareholders could, under certain

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circumstances, be held liable for the obligations of the Trust to the extent the courts of another state, which does not recognize such limited liability, were to apply the laws of such state to a controversy involving such obligations. The Trust Agreement disclaims shareholder personal liability for the debts, liabilities, obligations and expenses of the Trust and requires that every undertaking of the Trust or the Board relating to the Trust or any Fund include a recitation limiting such obligation to the Trust and its assets or to one or more Funds and the assets belonging thereto. The Trust Agreement provides for indemnification out of the property of a Fund (or Class, as applicable) for all losses and expenses of any shareholder of such Fund held personally liable solely on account of being or having been a shareholder.

The trustees and officers of the Trust will not be liable for any act, omission or obligation of the Trust or any trustee or officer; however, a trustee or officer is not protected against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office with the Trust or applicable Fund (Disabling Conduct). The Trust’s Bylaws generally provide for indemnification by the Trust of the trustees, officers and employees or agents of the Trust, provided that such persons have not engaged in Disabling Conduct. Indemnification does not extend to judgments or amounts paid in settlement in any actions by or in the right of the Trust. The Trust Agreement also authorizes the purchase of liability insurance on behalf of trustees and officers with Fund assets. The Trust’s Bylaws provide for the advancement of payments of expenses to current and former trustees, officers and employees or agents of the Trust, or anyone serving at their request, in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding, for which such person would be entitled to indemnification; provided that any advancement of expenses would be reimbursed unless it is ultimately determined that such person is entitled to indemnification for such expenses.

The Trust Agreement provides that any Trustee who serves as chair of the Board or of a committee of the Board, lead independent Trustee, or an expert on any topic or in any area (including an audit committee financial expert), or in any other special appointment will not be subject to any greater standard of care or liability because of such position.

The Trust Agreement provides a detailed process for the bringing of derivative actions by shareholders. A shareholder may only bring a derivative action on behalf of the Trust if certain conditions are met. Among other things, such conditions: (i) require shareholder(s) to make a pre-suit demand on the Trustees (unless such effort is not likely to succeed because a majority of the Board or the committee established to consider the merits of such action are not independent Trustees under Delaware law); (ii) require 10% of the beneficial owners to join in the pre-suit demand; and (iii) afford the Trustees a reasonable amount of time to consider the request and investigate the basis of the claims (including designating a committee to consider the demand and hiring counsel or other advisers). These conditions generally are intended to provide the Trustees with the ability to pursue a claim if they believe doing so would be in the best interests of the Trust and its shareholders and to preclude the pursuit of claims that the Trustees determine to be without merit or otherwise not in the Trust’s interest to pursue.

The Trust Agreement also generally requires that actions by shareholders in connection with or against the Trust or a Fund be brought only in certain Delaware courts and that the right to jury trial be waived to the fullest extent permitted by law.

Share Certificates

Shareholders of the Funds do not have the right to demand or require the Trust to issue share certificates and share certificates are not issued. Any certificates previously issued with respect to any shares are deemed to be cancelled without any requirement for surrender to the Trust.

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

Classification

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The Trust is an open-end management investment company. Each of the Funds is “diversified” for purposes of the 1940 Act.

Investment Strategies and Risks

Set forth below are detailed descriptions of the various types of securities and investment techniques that Invesco and/or the Sub-Advisers (as defined herein) may use in managing the Funds, as well as the risks associated with those types of securities and investment techniques. The descriptions of the types of securities and investment techniques below supplement the discussion of principal investment strategies and risks contained in each Fund’s prospectus. Where a particular type of security or investment technique is not discussed in a Fund’s Prospectus, that security or investment technique is not a principal investment strategy.

Unless otherwise indicated, a Fund may invest in all of the following types of investments. Not all of the Funds invest in all of the types of securities or use all of the investment techniques described below, and a Fund might not invest in all of these types of securities or use all of these techniques at any one time. Invesco and/or the Sub-Advisers may invest in other types of securities and may use other investment techniques in managing the Funds, including those described below for Funds not specifically mentioned as investing in the security or using the investment technique, as well as securities and techniques not described. A Fund’s transactions in a particular type of security or use of a particular technique is subject to limitations imposed by a Fund’s investment objective(s), policies and restrictions described in that Fund’s Prospectus and/or this SAI, as well as the federal securities laws.

Any percentage limitations relating to the composition of a Fund’s portfolio identified in the Fund’s prospectus or this SAI apply at the time the Fund acquires an investment. Subsequent changes that result from market fluctuations generally will not require a Fund to sell any portfolio security. However, a Fund may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings.

The Funds’ investment objectives, policies, strategies and practices described below are non-fundamental and may be changed without approval of the holders of the Funds’ voting securities unless otherwise indicated.

Equity Investments

Common Stock. Common stock is issued by a company principally to raise cash for business purposes and represents an equity or ownership interest in the issuing company. Common stockholders are typically entitled to vote on important matters of the issuing company, including the selection of directors, and may receive dividends on their holdings. A Fund participates in the success or failure of any company in which it holds common stock. In the event a company is liquidated or declares bankruptcy, the claims of bondholders, other debt holders, owners of preferred stock, and general creditors take precedence over the claims of those who own common stock.

The prices of common stocks change in response to many factors including the historical and prospective earnings of the issuing company, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.

Preferred Stock. Preferred stock, unlike common stock, often offers a specified dividend rate payable from a company’s earnings. Preferred stock also generally has a preference over common stock on the distribution of a company’s assets in the event the company is liquidated or declares bankruptcy; however, the rights of preferred stockholders on the distribution of a company’s assets in the event of a liquidation or bankruptcy are generally subordinate to the rights of the company’s debt holders and general creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.

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Some fixed rate preferred stock may have mandatory sinking fund provisions which provide for the stock to be retired or redeemed on a predetermined schedule, as well as call/redemption provisions prior to maturity, which can limit the benefit of any decline in interest rates that might positively affect the price of preferred stocks. Preferred stock dividends may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock. Preferred stock may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases an issuer may offer auction rate preferred stock, which means that the interest to be paid is set by auction and will often be reset at stated intervals.

Convertible Securities. Convertible securities are generally bonds, debentures, notes, preferred stocks or other securities or investments that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price). A convertible security is designed to provide current income and also the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objectives. Convertible securities have general characteristics similar to both debt and equity securities.

A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common stocks. However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore an issuer’s convertible securities entail more risk than its debt obligations. Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common stock in order of preference or priority on an issuer’s balance sheet. To the extent that a Fund invests in convertible securities with credit ratings below investment grade, such securities may have a higher likelihood of default, although this may be somewhat offset by the convertibility feature.

Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities.

The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” The investment value of the convertible security typically will fluctuate based on the credit quality of the issuer and will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock, and will therefore be subject to risks relating to the activities of the issuer and general market and economic conditions. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. Generally, if the conversion value of a convertible security increases to a point that

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approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income producing security.

While a Fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the Fund’s financial reporting, credit rating and investment limitation purposes.

Contingent Convertible Securities (CoCos). CoCos are fixed income securities that, under certain circumstances, either convert into common stock of the issuer or undergo a principal write-down by a predetermined percentage if (a) the issuer’s capital ratio falls below a predetermined trigger level or (b) upon the occurrence of certain regulatory or other events. CoCos are subordinate in rank to traditional convertible securities and other debt obligations of an issuer and, therefore, CoCos entail more risk than an issuer’s other debt obligations. Unlike traditional convertible securities, the conversion is not voluntary and the equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. CoCos are subject to credit, interest rate and market risks associated with fixed income and equity securities generally, along with risks typically applicable to convertible securities. CoCos are also subject to loss absorption risk because coupons can potentially be cancelled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses.

Enhanced Convertible Securities. “Enhanced” convertible securities are equity-linked hybrid securities that automatically convert to equity securities on a specified date. Enhanced convertibles have been designed with a variety of payoff structures, and are known by a variety of different names. Three features common to enhanced convertible securities are (i) conversion to equity securities at the maturity of the convertible (as opposed to conversion at the option of the security holder in the case of ordinary convertibles); (ii) capped or limited appreciation potential relative to the underlying common stock; and (iii) dividend yields that are typically higher than that on the underlying common stock. Thus, enhanced convertible securities offer holders the opportunity to obtain higher current income than would be available from a traditional equity security issued by the same company in return for reduced participation in the appreciation potential of the underlying common stock. Other forms of enhanced convertible securities may involve arrangements with no interest or dividend payments made until maturity of the security or an enhanced principal amount received at maturity based on the yield and value of the underlying equity security during the security’s term or at maturity.

Synthetic Convertible Securities. A synthetic convertible security is a derivative position composed of two or more distinct securities whose investment characteristics, taken together resemble those of traditional convertible securities, i.e., fixed income and the right to acquire the underlying equity security. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables a Fund to have a convertible-like position with respect to a security or index.

Synthetic convertibles are typically offered by financial institutions in private placement transactions and are typically sold back to the offering institution. Upon conversion, the holder generally receives from the offering institution an amount in cash equal to the difference between the conversion price and the then-current value of the underlying security. Synthetic convertible securities differ from true convertible securities in several respects. The value of a synthetic convertible is the sum of the values of its fixed-income component and its convertibility component. Thus, the values of a synthetic convertible and a true convertible security will respond differently to market fluctuations. Purchasing a synthetic convertible security may provide greater flexibility than purchasing a traditional convertible security, including the ability to combine components representing distinct issuers, or to combine a fixed income security with a call option on a stock index, when the Adviser determines that such a combination would better further a Fund’s investment goals. In addition, the component parts of a synthetic convertible security may be purchased simultaneously or separately.

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The holder of a synthetic convertible faces the risk that the price of the stock or the level of the market index underlying the convertibility component will decline. In addition, in purchasing a synthetic convertible security, a Fund may have counterparty risk with respect to the financial institution or investment bank that offers the instrument.

Alternative Entity Securities. The Funds may invest in alternative entity securities, which are the securities of entities that are formed as limited partnerships, limited liability companies, business trusts or other non-corporate entities that are similar to common or preferred stock of corporations.

Foreign Investments

Foreign Securities. Foreign securities are equity or debt securities issued by issuers outside the United States, and include securities in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), or other securities representing underlying securities of foreign issuers (foreign securities). ADRs are receipts, issued by U.S. banks, for the shares of foreign corporations, held by the bank issuing the receipt. ADRs are typically issued in registered form, denominated in U.S. dollars and designed for use in the U.S. securities markets. EDRs are similar to ADRs, except they are typically issued by European banks or trust companies, denominated in foreign currencies and designed for use outside the U.S. securities markets. ADRs and EDRs entitle the holder to all dividends and capital gains on the underlying foreign securities, less any fees paid to the bank. Purchasing ADRs or EDRs gives a Fund the ability to purchase the functional equivalent of foreign securities without going to the foreign securities markets to do so. ADRs or EDRs that are “sponsored” are those where the foreign corporation whose shares are represented by the ADR or EDR is actively involved in the issuance of the ADR or EDR, and generally provides material information about the corporation to the U.S. market. An “unsponsored” ADR or EDR program is one where the foreign corporation whose shares are held by the bank is not obligated to disclose material information in the United States, and, therefore, the market value of the ADR or EDR may not reflect important facts known only to the foreign company.

Foreign debt securities include corporate debt securities of foreign issuers, certain foreign bank obligations (see “Bank Instruments”) and U.S. dollar or foreign currency denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities (see “Foreign Government Obligations”), international agencies and supranational entities.

The Funds consider various factors when determining whether a company is in a particular country or region/continent, including whether (1) it is organized under the laws of a country or in a country in a particular region/continent; (2) it has a principal office in a country or in a country in a particular region/continent; (3) it derives 50% or more of its total revenues from businesses in a country or in a country in a particular region/continent; and/or (4) its securities are traded principally on a security exchange, or in an over-the-counter (OTC) market, in a country or in a country in a particular region/continent.

Investments by a Fund in foreign securities, including ADRs and EDRs, whether denominated in U.S. dollars or foreign currencies, may entail all of the risks set forth below in addition to those accompanying an investment in issuers in the United States.

Currency Risk. The value in U.S. dollars of the Fund’s non-dollar denominated foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and increases when the value of the U.S. dollar falls against such currency.

Political and Economic Risk. The economies of many of the countries in which the Funds may invest may not be as developed as that of the United States’ economy and may be subject to significantly different forces. Political, economic or social instability and development, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Funds’ investments.

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Regulatory Risk. Foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies may not be subject to uniform accounting, auditing and financial reporting standards, corporate governance practices and requirements comparable to those applicable to domestic companies. Therefore, financial information about foreign companies may be incomplete, or may not be comparable to the information available on U.S. companies. Income from foreign securities owned by the Funds may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Funds’ shareholders.

There is generally less government supervision and regulation of securities exchanges, brokers, dealers, and listed companies in foreign countries than in the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Foreign markets may also have different clearance and settlement procedures. If a Fund experiences settlement problems it may result in temporary periods when a portion of the Fund’s assets are uninvested and could cause the Fund to miss attractive investment opportunities or a potential liability to the Fund arising out of the Fund’s inability to fulfill a contract to sell such securities.

Market Risk. Investing in foreign markets generally involves certain risks not typically associated with investing in the United States. The securities markets in many foreign countries will have substantially lower trading volume than the U.S. markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Obtaining and/or enforcing judgments in foreign countries may be more difficult, which may make it more difficult to enforce contractual obligations. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may also be associated with the maintenance of assets in foreign jurisdictions. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

Risks of Developing/Emerging Markets Countries. A Fund may invest in securities of companies located in developing and emerging markets countries.

Unless a Fund’s prospectus includes a different definition, the Fund considers developing and emerging markets countries to be those countries that are not included in the MSCI World Index. The Fund considers developed countries of the European Union to be Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Israel, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

Investments in developing and emerging markets countries present risks in addition to, or greater than, those presented by investments in foreign issuers generally, and may include the following risks:

i.	Restriction, to varying degrees, on foreign investment in stocks;

ii.	Repatriation of investment income, capital, and the proceeds of sales in foreign countries may require foreign governmental registration and/or approval;

iii.	Greater risk of fluctuation in value of foreign investments due to changes in currency exchange rates, currency control regulations or currency devaluation;

iv.	Inflation and rapid fluctuations in inflation rates may have negative effects on the economies and securities markets of certain developing and emerging markets countries;

v.	Many of the developing and emerging markets countries’ securities markets are relatively small or less diverse, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility; and

vi.	There is a risk in developing and emerging markets countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies.

Floating Rate Corporate Loans and Corporate Debt Securities of Non-U.S. Borrowers. Floating rate loans are made to and floating rate debt securities are issued by non-U.S. borrowers. Such

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loans and securities will be U.S. dollar-denominated or otherwise provide for payment in U.S. dollars, and the borrower will meet the credit quality standards established by Invesco and the Sub-Advisers for U.S. borrowers. The Funds similarly may invest in floating rate loans and floating rate debt securities made to U.S. borrowers with significant non-U.S. dollar-denominated revenues; provided that the loans are U.S. dollar-denominated or otherwise provide for payment to the Funds in U.S. dollars. In all cases where the floating rate loans or floating rate debt securities are not denominated in U.S. dollars, provisions will be made for payments to the lenders, including the Funds, in U.S. dollars pursuant to foreign currency swaps.

Foreign Government Obligations. Debt securities issued by foreign governments are often, but not always, supported by the full faith and credit of the foreign governments, or their subdivisions, agencies or instrumentalities, that issue them. These securities involve the risks discussed above under Foreign Securities. Additionally, the issuer of the debt or the governmental authorities that control repayment of the debt may be unwilling or unable to pay interest or repay principal when due. Political or economic changes or the balance of trade may affect a country’s willingness or ability to service its debt obligations. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt obligations, especially debt obligations issued by the governments of developing countries. Foreign government obligations of developing countries, and some structures of emerging market debt securities, both of which are generally below investment grade, are sometimes referred to as “Brady Bonds.” The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may impair the debtor’s ability or willingness to service its debts.

Foreign Bank Obligations. Foreign bank obligations include certificates of deposit, banker’s acceptances and fixed time deposits and other obligations (a) denominated in U.S. dollars and issued by a foreign branch of a domestic bank (Eurodollar Obligations), (b) denominated in U.S. dollars and issued by a domestic branch of a foreign bank (Yankee dollar Obligations), and (c) issued by foreign branches of foreign banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Exchange-Traded Funds

Exchange-Traded Funds (ETFs). Most ETFs are registered under the 1940 Act as investment companies, although others may not be registered as investment companies and are registered as commodity pools. Therefore, a Fund’s purchase of shares of an ETF may be subject to the restrictions on investments in other investment companies discussed under “Other Investment Companies.” ETFs have management fees, which increase their cost. Each Fund may invest in ETFs advised by unaffiliated advisers as well as ETFs advised by Invesco PowerShares Capital Management LLC (PowerShares). Invesco, the Sub-Advisers and PowerShares are affiliates of each other as they are all indirect wholly-owned subsidiaries of Invesco Ltd.

Generally, ETFs hold portfolios of securities, commodities and/or currencies that are designed to replicate, as closely as possible before expenses, the performance of a specified index. The performance results of ETFs will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by ETFs. Furthermore, there can be no assurance that the portfolio of securities, commodities and/or currencies purchased by an ETF will replicate a particular index or basket or price of a commodity or currency. Some ETFs are actively managed and instead of replicating, they seek to out perform a particular index or basket or price of a commodity or currency. ETF shares are sold and redeemed by Authorized Participants at net asset value only in large blocks called creation units and redemption units, respectively. ETF shares may be purchased and sold by all other investors in secondary market trading on national securities exchanges, which allows investors to purchase and sell ETF shares at their market price throughout the day.

Investments in ETFs generally present the same primary risks as an investment in a conventional mutual fund that has the same investment objective, strategy and policies. Investments in ETFs further

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involve the same risks associated with a direct investment in the types of securities, commodities and/or currencies included in the indices the ETFs are designed to replicate. In addition, shares of an ETF may trade at a market price that is higher or lower than their net asset value and an active trading market in such shares may not develop or continue. Moreover, trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action to be appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Exchange-Traded Notes

Exchange-Traded Notes (ETNs). ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy, minus applicable fees. ETNs are traded on an exchange (e.g., the New York Stock Exchange) during normal trading hours; however, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, including the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. A decision by a Fund to sell ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing, and there can be no assurance that a secondary market will exist for an ETN.

ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (IRS) will accept, or a court will uphold, how Fund characterizes and treats ETNs for tax purposes. Further, the IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid, and thus they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

The market value of ETNs may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN trades at a premium or discount to its market benchmark or strategy.

Debt Investments

U.S. Government Obligations. U.S. Government obligations are obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and include bills, notes and bonds issued by the U.S. Treasury, as well as “stripped” or “zero coupon” U.S. Treasury obligations.

U.S. Government obligations may be (i) supported by the full faith and credit of the U.S. Treasury, (ii) supported by the right of the issuer to borrow from the U.S. Treasury, (iii) supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, or (iv) supported only by the credit of the instrumentality. There is a risk that the U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so. In that case, if the issuer were to default, a Fund holding securities of such issuer

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might not be able to recover its investment from the U.S. Government. For example, while the U.S. Government has provided financial support to Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC), no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law. There also is no guarantee that the government would support Federal Home Loan Banks. Accordingly, securities of FNMA, FHLMC, and Federal Home Loan Banks, and other agencies, may involve a risk of non-payment of principal and interest. Any downgrade of the credit rating of the securities issued by the U.S. Government may result in a downgrade of securities issued by its agencies or instrumentalities, including government-sponsored entities.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Certain Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (CPI-U), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

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Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Temporary Investments. Each Fund may invest a portion of its assets in affiliated money market funds or in the types of money market instruments in which those funds would invest or other short-term U.S. Government securities for cash management purposes. Each Fund may invest up to 100% of its assets in investments that may be inconsistent with the Fund’s principal investment strategies for temporary defensive purposes in anticipation of or in response to adverse market, economic, political or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions. As a result, the Fund may not achieve its investment objective.

Mortgage-Backed and Asset-Backed Securities. Mortgage-backed securities are mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by non-government entities, such as commercial banks and other private lenders. Mortgage-related securities represent ownership in pools of mortgage loans assembled for sale to investors by various government agencies such as the Government National Mortgage Association (GNMA) and government-related organizations such as the FNMA and FHLMC, as well as by non-government issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. These securities differ from conventional bonds in that the principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, a Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor.

In addition, there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as Ginnie Maes), which are guaranteed as to the timely payment of principal and interest. That guarantee is backed by the full faith and credit of the U.S. Treasury. GNMA is a corporation wholly owned by the U.S. Government within the Department of Housing and Urban Development. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as Fannie Maes) and are guaranteed as to payment of principal and interest by FNMA itself and backed by a line of credit with the U.S. Treasury. FNMA is a government-sponsored entity wholly owned by public stockholders. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as Freddie Macs) guaranteed as to payment of principal and interest by FHLMC itself and backed by a line of credit with the U.S. Treasury. FHLMC is a government-sponsored entity wholly owned by public stockholders.

On September 7, 2008, FNMA and FHLMC were placed under the conservatorship of the Federal Housing Finance Agency (FHFA) to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving FNMA and FHLMC’s assets and property and putting FNMA and FHLMC in a sound and solvent position. Under the conservatorship, the management of FNMA and FHLMC was replaced.

Since 2009, both FNMA and FHLMC have received significant capital support through U.S. Treasury preferred stock purchases and Federal Reserve purchases of the entities’ mortgage-backed securities.

In February 2011, the Obama Administration produced a report to Congress outlining proposals to wind down FNMA and FHLMC and reduce the government’s role in the mortgage market. Discussions among policymakers continue, however, as to whether FNMA and FHLMC should be nationalized, privatized, restructured, or eliminated altogether. FNMA and FHLMC also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance

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matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities. Importantly, the future of the entities is in question as the U.S. Government considers multiple options regarding the future of FNMA and FHLMC.

Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales contracts or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements and from sales of personal property. Regular payments received on asset-backed securities include both interest and principal. Asset-backed securities typically have no U.S. Government backing. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

If a Fund purchases a mortgage-backed or other asset-backed security at a premium, the premium may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. Although the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-backed or other asset-backed security’s average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security’s return. In addition, while the trading market for short-term mortgages and asset-backed securities is ordinarily quite liquid, in times of financial stress the trading market for these securities may become restricted.

CMBS and RMBS generally offer a higher rate of interest than government and government-related mortgage-backed securities because there are no direct or indirect government or government agency guarantees of payment. The risk of loss due to default on CMBS and RMBS is historically higher because neither the U.S. Government nor an agency or instrumentality have guaranteed them. CMBS and RMBS whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, may also be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of property owners to make payments of principal and interest on the underlying mortgages. Non-government mortgage-backed securities are generally subject to greater price volatility than those issued, guaranteed or sponsored by government entities because of the greater risk of default in adverse market conditions. Where a guarantee is provided by a private guarantor, the Fund is subject to the credit risk of such guarantor, especially when the guarantor doubles as the originator.

Collateralized Mortgage Obligations (CMOs). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. A CMO is a type of mortgage-backed security that creates separate classes with varying maturities and interest rates, called tranches. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different fixed or floating interest rate and stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

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In a typical CMO transaction, a corporation (issuer) issues multiple series (e.g., Series A, B, C and Z) of CMO bonds (Bonds). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (Collateral). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the following order: Series A, B, C and Z. The Series A, B, and C Bonds all bear current interest. Interest on a Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. Only after the Series A, B, and C Bonds are paid in full does the Series Z Bond begin to receive payment. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying the Funds’ diversification tests.

FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Payments of principal and interest on the FHLMC CMOs are made semiannually. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the FHLMC CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the FHLMC CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the FHLMC CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date. If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC CMO’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Classes of CMOs may also include interest only securities (IOs) and principal only securities (POs). IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slow, the life of the PO is lengthened and the yield to maturity is reduced.

CMOs are generally subject to the same risks as mortgage-backed securities. In addition, CMOs may be subject to credit risk because the issuer or credit enhancer has defaulted on its obligations and a Fund may not receive all or part of its principal. Obligations issued by U.S. Government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. Government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. Although GNMA guarantees timely payment of GNMA certificates even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.

Collateralized Debt Obligations (CDOs). A CDO is a security backed by a pool of bonds, loans and other debt obligations. CDOs are not limited to investing in one type of debt and accordingly, a CDO may own corporate bonds, commercial loans, asset-backed securities, residential mortgage-backed

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securities, commercial mortgage-backed securities, and emerging market debt. The CDO’s securities are typically divided into several classes, or bond tranches, that have differing levels of investment grade or credit tolerances. Most CDO issues are structured in a way that enables the senior bond classes and mezzanine classes to receive investment-grade credit ratings. Credit risk is shifted to the most junior class of securities. If any defaults occur in the assets backing a CDO, the senior bond classes are first in line to receive principal and interest payments, followed by the mezzanine classes and finally by the lowest rated (or non-rated) class, which is known as the equity tranche. Similar in structure to a collateralized mortgage obligation (described above) CDOs are unique in that they represent different types of debt and credit risk.

Collateralized Loan Obligations (CLOs). CLOs are debt instruments backed solely by a pool of other debt securities. The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the CLO in which a Fund invests. Some CLOs have credit ratings, but are typically issued in various classes with various priorities. Normally, CLOs are privately offered and sold (that is, they are not registered under the securities laws) and may be characterized by a Fund as illiquid securities; however, an active dealer market may exist for CLOs that qualify for Rule 144A transactions. In addition to the normal interest rate, default and other risks of fixed income securities, CLOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, a Fund may invest in CLOs that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.

Credit Linked Notes (CLNs). A CLN is a security structured and issued by an issuer, which may be a bank, broker or special purpose vehicle. If a CLN is issued by a special purpose vehicle, the special purpose vehicle will typically be collateralized by AAA-rated securities, but some CLNs are not collateralized. The performance and payment of principal and interest is tied to that of a reference obligation which may be a particular security, basket of securities, credit default swap, basket of credit default swaps, or index. The reference obligation may be denominated in foreign currencies. Risks of CLNs include those risks associated with the underlying reference obligation including but not limited to market risk, interest rate risk, credit risk, default risk and foreign currency risk. In the case of a CLN created with credit default swaps, the structure will be “funded” such that the par amount of the security will represent the maximum loss that could be incurred on the investment and no leverage is introduced. An investor in a CLN also bears counterparty risk or the risk that the issuer of the CLN will default or become bankrupt and not make timely payment of principal and interest of the structured security. Should the issuer default or declare bankruptcy, the credit linked note holder may not receive any compensation. In return for these risks, the credit linked note holder receives a higher yield. As with most derivative instruments, valuation of a CLN may be difficult due to the complexity of the security.

Bank Instruments. Bank instruments are unsecured interest bearing bank deposits. Bank instruments include, but are not limited to certificates of deposits, time deposits, and banker’s acceptances from U.S. or foreign banks as well as Eurodollar certificates of deposit (Eurodollar CDs) and Eurodollar time deposits of foreign branches of domestic banks. Some certificates of deposit are negotiable interest-bearing instruments with a specific maturity issued by banks and savings and loan institutions in exchange for the deposit of funds, and can typically be traded in the secondary market prior to maturity. Other certificates of deposit, like time deposits, are non-negotiable receipts issued by a bank in exchange for the deposit of funds which earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. A banker’s acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank.

An investment in Eurodollar CDs or Eurodollar time deposits may involve some of the same risks that are described for Foreign Securities.

Commercial Instruments. Commercial instruments include commercial paper, master notes and other short-term corporate instruments, that are denominated in U.S. dollars or foreign currencies.

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Commercial instruments are a type of instrument issued by large banks and corporations to raise money to meet their short term debt obligations, and are only backed by the issuing bank or corporation’s promise to pay the face amount on the maturity date specified on the note. Commercial paper consists of short-term promissory notes issued by corporations. Commercial paper may be traded in the secondary market after its issuance. Master notes are demand notes that permit the investment of fluctuating amounts of money at varying rates of interest pursuant to arrangements with issuers who meet the credit quality criteria of the Funds. The interest rate on a master note may fluctuate based on changes in specified interest rates or may be reset periodically according to a prescribed formula or may be a set rate. Although there is no secondary market in master demand notes, if such notes have a demand feature, the payee may demand payment of the principal amount of the note upon relatively short notice. Master notes are generally illiquid and therefore subject to the Funds’ percentage limitations for investments in illiquid securities. Commercial instruments may not be registered with the U.S. Securities and Exchange Commission (SEC).

Synthetic Municipal Instruments. Synthetic municipal instruments are instruments, the value of and return on which are derived from underlying securities. Synthetic municipal instruments in which the Funds may invest include tender option bonds, trust certificates and variable rate trust certificates. These types of instruments involve the deposit into a trust or custodial account of one or more long-term tax-exempt bonds or notes (Underlying Bonds), and the sale of certificates evidencing interests in the trust or custodial account to investors such as a Fund. The trustee or custodian receives the long-term fixed rate interest payments on the Underlying Bonds, and pays certificate holders fixed rates or short-term floating or variable interest rates which are reset periodically. A “tender option bond” provides a certificate holder with the conditional right to sell its certificate to the sponsor or some designated third party at specified intervals and receive the par value of the certificate plus accrued interest (a demand feature). A “fixed rate trust certificate” evidences an interest in a trust entitling a certificate holder to fixed future interest and/or principal payments on the Underlying Bonds. A “variable rate trust certificate” evidences an interest in a trust entitling the certificate holder to receive variable rate interest based on prevailing short-term interest rates and also typically provides the certificate holder with the conditional demand feature (the right to tender its certificate at par value plus accrued interest under certain conditions).

All synthetic municipal instruments must meet the minimum quality standards for the Funds’ investments and must present minimal credit risks. In selecting synthetic municipal instruments for the Funds, Invesco considers the creditworthiness of the issuer of the Underyling Bond, the sponsor and the party providing certificate holders with a conditional right to sell their certificates at stated times and prices (a demand feature).

Typically, a certificate holder cannot exercise the demand feature until the occurrence of certain conditions, such as where the issuer of the Underlying Bond defaults on interest payments. Moreover, because synthetic municipal instruments involve a trust or custodial account and a third party conditional demand feature, they involve complexities and potential risks that may not be present where a municipal security is owned directly.

The tax-exempt character of the interest paid to certificate holders is based on the assumption that the holders have an ownership interest in the Underlying Bonds; however, the IRS has not issued a ruling addressing this issue. In the event the IRS issues an adverse ruling or successfully litigates this issue, it is possible that the interest paid to a Fund on certain synthetic municipal instruments would be deemed to be taxable. The Funds rely on opinions of special tax counsel on this ownership question and opinions of bond counsel regarding the tax-exempt character of interest paid on the Underlying Bonds.

Municipal Securities. The Funds may invest in municipal securities, which are typically debt obligations of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from federal income tax. The issuers of municipal securities obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which

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municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. Certain types of municipal securities are issued to obtain funding for privately operated facilities. The credit and quality of private activity debt securities are dependent on the private facility or user, who is responsible for the interest payment and principal repayment.

The two major classifications of Municipal Securities are bonds and notes. Municipal bonds are municipal debt obligations in which the issuer is obligated to repay the original (or “principal”) payment amount on a certain maturity date along with interest. A municipal bond’s maturity date (the date when the issuer of the bond repays the principal) may be years in the future. Short-term bonds mature in one to three years, while long-term bonds usually do not mature for more than a decade. Notes are short-term instruments which usually mature in less than two years. Most notes are general obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal notes also include tax, revenue notes and revenue and bond anticipation notes (discussed more fully below) of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes.

Municipal debt securities may be also be classified as general obligation or revenue obligations (or “special delegation securities”). General obligation securities are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest.

Revenue debt obligations, such as revenue bonds and revenue notes are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source but not from the general taxing power. The principal and interest payments for industrial development bonds or pollution control bonds are often the sole responsibility of the industrial user and therefore may not be backed by the taxing power of the issuing municipality. The interest paid on such bonds may be exempt from federal income tax, although current federal tax laws place substantial limitations on the purposes and size of such issues. Such obligations are considered to be Municipal Securities provided that the interest paid thereon, in the opinion of bond counsel, qualifies as exempt from federal income tax.

Another type of revenue obligations is pre-refunded bonds, which are typically issued to refinance debt. In other words, pre-refunded bonds result from the advance refunding of bonds that are not currently redeemable. The proceeds from the issue of the lower yield and/or longer maturing pre-refunding bond will usually be used to purchase U.S. Government obligations, such as U.S. Treasury securities, which are held in an escrow account and used to pay interest and principal payments until the scheduled call date of the original bond issue occurs. Like other fixed income securities, pre-refunded bonds are subject to interest rate, market, credit, and reinvestment risks.

Within these principal classifications of municipal securities, there are a variety of types of municipal securities, including but not limited to, fixed and variable rate securities, variable rate demand notes, municipal leases, custodial receipts, participation certificates, inverse floating rate securities, and derivative municipal securities.

Variable rate securities bear rates of interest that are adjusted periodically according to formulae intended to reflect market rates of interest.

Variable rate demand notes are obligations which contain a floating or variable interest rate adjustment formula and which are subject to a right of demand for payment of the principal balance plus accrued interest either at any time or at specified intervals. The interest rate on a variable rate demand note may be based on a known lending rate, such as a bank’s prime rate, and may be adjusted when such rate changes or the interest rate may be a market rate that is adjusted at specified intervals. The adjustment formula maintains the value of the variable rate demand note at approximately the par value of such note at the adjustment date.

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Inverse floating rate obligations are variable rate debt instruments that pay interest at rates that move in the opposite direction of prevailing interest rates. Because the interest rate paid to holders of such obligations is generally determined by subtracting a variable or floating rate from a predetermined amount, the interest rate paid to holders of such obligations will decrease as such variable or floating rate increases and increase as such variable or floating rate decreases. The inverse floating rate obligations in which a Fund may invest include derivative instruments such as residual interest bonds, tender option bonds (“TOBs”) or municipal bond trust certificates. Such instruments are typically created by a special purpose trust (the “TOB Trust”) that holds long-term fixed rate bonds, which are contributed by a Fund (the “underlying security”), and sells two classes of beneficial interests: short-term floating rate interests, which are sold to or held by third party investors (“Floaters”), and inverse floating residual interests, which are purchased by the Funds (“Residuals”). The Floaters have first priority on the cash flow from the bonds held by the TOB Trust and a Fund (as holder of the Residuals) is paid the residual cash flow from the bonds held by the TOB Trust. Like most other fixed-income securities, the value of inverse floating rate obligations will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floating rate obligation typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floating rate obligation while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floating rate obligation. Some inverse floating rate obligations may also increase or decrease substantially because of changes in the rate of prepayments. Inverse floating rate obligations tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Inverse floating rate obligations have varying degrees of liquidity.

The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with a Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause a Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by a Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. A Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is

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substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not a Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, a Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage maybe less advantageous to a Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

Certificates of participation (or “Participation Certificates”) are obligations issued by state or local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract or a conditional sales contract. These participation interests may give the purchaser an undivided interest in one or more underlying Municipal Securities. Municipal securities may not be backed by the faith, credit and taxing power of the issuer.

Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments principal payments or both on certain municipal securities.

Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Municipal lease obligations, another type of Municipal Security, may take the form of a lease, an installment purchase contract or a conditional sales contract. Municipal lease obligations are issued by state and local governments and authorities to acquire land, equipment and facilities such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. Interest payments on qualifying municipal lease obligations are generally exempt from federal income taxes. Municipal lease obligations are generally subject to greater risks than general obligation or revenue bonds. State laws set forth requirements that states or municipalities must meet in order to issue municipal obligations, and such obligations may contain a covenant by the issuer to budget for, appropriate, and make payments due under the obligation. However, certain municipal lease obligations may contain “non-appropriation” clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. If not enough money is appropriated to make the lease payments, the leased property may be repossessed as security for holders of the municipal lease obligation. In such an event, there is no assurance that the property’s private sector or re-leasing value will be enough to make all outstanding payments on the municipal lease obligation or that the payments will continue to be tax-free. Additionally, it may be difficult to dispose of the underlying capital asset in the event of non-appropriation or other default. Direct investments by the Fund in municipal lease obligations may be deemed illiquid and therefore subject to the Funds’ percentage limitations for investments in illiquid securities and the risks of holding illiquid securities.

A municipal forward contract is a Municipal Security which is purchased on a when-issued basis with longer-than-standard settlement dates, in some cases taking place up to five years from the date of purchase. The buyer, in this case the Fund, will execute a receipt evidencing the obligation to purchase the bond on the specified issue date, and must segregate cash to meet that forward commitment. Municipal forward contracts typically carry a substantial yield premium to compensate the buyer for the risks associated with a long when-issued period, including shifts in market interest rates that could materially impact the principal value of the bond, deterioration in the credit quality of the issuer, loss of alternative investment options during the when-issued period and failure of the issuer to complete various steps required to issue the bonds.

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Municipal Securities also include the following securities:

•	Bond Anticipation Notes usually are general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds.

•	Revenue Anticipation Debt Securities, including bonds, notes, and certificates, are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the securities. In general, they also constitute general obligations of the issuer.

•	Tax Anticipation Notes are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer.

•	Tax Exempt Commercial Paper (Municipal Paper) is similar to taxable commercial paper except that tax exempt commercial paper is issued by states, municipalities and their agencies.

•	Tax-Exempt Mandatory Paydown Securities (TEMPS) are fixed rate term bonds carrying a short-term maturity, usually three to four years beyond the expected redemption. TEMPS are structured as bullet repayments, with required optional redemptions as entrance fees are collected.

•	Zero Coupon and Pay-in-Kind Securities do not immediately produce cash income. These securities are issued at an original issue discount, with the full value, including accrued interest, paid at maturity. Interest income may be reportable annually, even though no annual payments are made. Market prices of zero-coupon bonds tend to be more volatile than bonds that pay interest regularly. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Zero coupon and pay-in-kind securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer’s financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative. Special tax considerations are associated with investing in certain lower-grade securities, such as zero coupon or pay-in-kind securities.

•	Capital Appreciation Bonds are municipal securities in which in the investment return on the initial principal payment is reinvested at a compounded rate until the bond matures. The principal and interest are due on maturity. Thus, like zero-coupon securities, investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks.

•	Payments in lieu of taxes (also known as PILOTs) are voluntary payments by, for instance the U.S. Government or nonprofits, to local governments that help offset losses in or otherwise substitutes property taxes.

•	Converted Auction Rate Securities (CARS) are a structure that combines the debt service deferral feature of Capital Appreciation Bonds (CABS) with Auction Rate Securities. The CARS pay no debt service until a specific date, then they incrementally convert to conventional Auction Rate Securities. At each conversion date the issuer has the ability to call and pay down any amount of the CARS.

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The Fund may purchase and sell securities on a when-issued and delayed delivery basis whereby the Fund buys or sells a security with payment and delivery taking place in the future. The payment obligation and the interest rate are fixed at the time the Fund enters into the commitment. No income accrues on such securities until the date the Fund actually takes delivery of such securities. These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will only make commitments to purchase such securities with the intention of actually acquiring these securities, but the Fund may sell these securities prior to settlement if it is deemed advisable. No specific limitation exists as to the percentage of the Fund’s assets which may be used to acquire securities on a when-issued and delayed delivery basis.

After purchase by a Fund, an issue of Municipal Securities may cease to be rated by Moody’s Investors Service, Inc. (Moody’s) or Standard and Poor’s Ratings Services (S&P), or another nationally recognized statistical rating organization (NRSRO), or the rating of such a security may be reduced below the minimum credit quality rating required for purchase by the Fund. Neither event would require the Fund to dispose of the security. To the extent that the ratings applied by Moody’s, S&P or another NRSRO to Municipal Securities may change as a result of changes in these rating systems, each Fund will attempt to use comparable credit quality ratings as standards for its investments in Municipal Securities.

The yields on Municipal Securities are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions of the Municipal Securities market, size of the particular offering, and maturity and rating of the obligation. Because many Municipal Securities are issued to finance similar projects, especially those related to education, health care, transportation and various utilities, conditions in those sectors and the financial condition of an individual municipal issuer can affect the overall municipal market. The market values of the Municipal Securities held by the Fund will be affected by changes in the yields available on similar securities. If yields increase following the purchase of a Municipal Security, the market value of such Municipal Security will generally decrease. Conversely, if yields decrease, the market value of a Municipal Security will generally increase. The ratings of S&P and Moody’s represent their opinions of the quality of the municipal securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while municipal securities of the same maturity and coupon with different ratings may have the same yield.

Certain of the municipal securities in which the Funds may invest represent relatively recent innovations in the municipal securities markets and the markets for such securities may be less developed than the market for conventional fixed rate municipal securities.

Under normal market conditions, longer-term municipal securities generally provide a higher yield than shorter-term municipal securities. The Funds have no limitation as to the maturity of municipal securities in which it may invest. The Adviser may adjust the average maturity of a Fund’s portfolio from time to time depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates.

The net asset value of the Fund will change with changes in the value of its portfolio securities. Because the Fund invests primarily in fixed income municipal securities, the net asset value of the Fund can be expected to change as general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. The prices of longer term municipal securities generally are more volatile with respect to changes in interest rates than the prices of shorter term municipal securities. Volatility may be greater during periods of general economic uncertainty.

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Municipal securities, like other debt obligations, are subject to the credit risk of nonpayment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such nonpayment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal securities experiencing nonpayment and a potential decrease in the net asset value of the Fund. In addition, the Fund may incur expenses to work out or restructure a distressed or defaulted security.

The Funds may invest in Municipal Securities with credit enhancements such as letters of credit and municipal bond insurance. The Funds may invest in Municipal Securities that are insured by financial insurance companies. Since a limited number of entities provide such insurance, the Fund may invest more than 25% of its assets in securities insured by the same insurance company. If a Fund invests in Municipal Securities backed by insurance companies and other financial institutions, changes in the financial condition of these institutions could cause losses to the Fund and affect share price. Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying Municipal Bond should default. These credit enhancements do not guarantee payments or repayments on the Municipal Securities and a downgrade in the credit enhancer could affect the value of the Municipal Security.

Interest on Municipal Securities may give rise to a federal alternative minimum tax (AMT) liability and may have other collateral federal income tax consequences. From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the current federal income tax exemption on municipal securities. If such a proposal were enacted, the ability of the Invesco California Tax-Free Income Fund and the Invesco Pennsylvania Tax Free Income Fund to pay tax exempt interest dividends might be adversely affected and the Funds would re-evaluate their investment objective and policies and consider changes in their structure. There is a risk that some or all of the interest received by the Fund from tax-exempt Municipal Securities might become taxable as a result of tax law changes or determinations of the Internal Revenue Service (IRS).

Taxable municipal securities are debt securities issued by or on behalf of states and their political subdivisions, the District of Columbia, and possessions of the United States, the interest on which is not exempt from federal income tax.

Special Risk Considerations Regarding California Municipal Securities. Except during temporary periods, the Invesco California Tax-Free Income Fund will invest substantially all of its assets in California municipal securities. The portfolio of the Fund may include securities issued by the State of California (the “State” or “California”), by its various public bodies (the “Agencies”) and/or by other municipal entities located within the State (securities of all such entities are referred to herein as “California municipal securities”). The specific California municipal securities in which the Fund will invest will change from time to time. The Fund is susceptible to political, economic, regulatory or other factors affecting issuers of California municipal securities. The following information constitutes only a brief summary of a number of the complex factors which may impact issuers of California municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of California municipal securities may be subject. Such information is derived from official statements utilized in connection with the issuance of California municipal securities, as well as from other publicly available documents. Such information has not been independently verified by the Fund and the Fund assumes no responsibility for the completeness or accuracy of such information.

The summary below does not include all of the information pertaining to the economy, budget, receipts and disbursements of the State that would ordinarily be included in various public documents, such as an official statement prepared in connection with the issuance of general obligation bonds of the State. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the State. Additionally, many factors,

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including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have an adverse impact on the financial condition of such issuers. The creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within California, and it is possible the Fund will invest in obligations of particular issuers as to which such specific factors are applicable. The information set forth below is intended only as a general summary and not as a discussion of any specific factors that may affect any particular issuer of California municipal securities.

There can be no assurance that California will not experience a decline in economic conditions, or that portions of the California municipal securities purchased by the Invesco California Tax-Free Income Fund will not be affected by such a decline.

Economic Condition and Outlook. California’s economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. California is by far the most populous state in the nation. The July 2015 estimate of California’s population is 38.9 million residents, which is 12% of the total U.S. population. During the recent recession, which officially ended in 2009, the State experienced the most significant economic downturn since the Great Depression of the 1930s. As a result, State tax revenues declined precipitously, resulting in large budget gaps and occasional cash shortfalls in the period 2008 through 2011, which were addressed largely through various spending cuts and deferrals.

California’s economy continued to improve during the first several months of fiscal year 2015-16. Job gains, falling unemployment, increases in personal income, higher auto sales, and rising construction in both the residential and nonresidential markets demonstrate the continuing economic recovery. Employment opportunities in California continued to improve during the first several months of the 2015-16 fiscal year. Seasonally adjusted job growth averaged about 8,900 jobs per month, although the pace of growth slowed somewhat relative to the gains observed during the 2014-15 fiscal year. California’s jobless rate continued to fall during the first half of fiscal year 2015-16. By December 2015, it had receded to 5.8% from 6.3% in June 2015.

The housing market continued to show strength through the first half of the 2015-16 fiscal year. As of December 2015, home prices were up 7.8% relative to prices during the same period one year earlier, and the number of sales had increased by 10.7% from the level observed in December 2014. New residential construction accelerated slightly in the first half of the 2015-16 fiscal year. The number of permits for new residential units increased to an annual pace of 95,000 units as of December 2015, an increase of 11.9% compared to the same period last year.

California’ real domestic product increased by 4.1% in 2015, and totaled $2.46 trillion at current prices, making California the sixth largest economy in the world. While the current drought is one of the most severe in California’s history, it is not expected to significantly impact any sectors of the state economy beyond the agriculture sector.

Revenues and Expenditures. The economic downturn of the last few years adversely affected the State’s budget situation. California’s fiscal challenges were exacerbated by unprecedented levels of debts, deferrals, and budgetary obligations accumulated over the prior decade. The 2011 and 2012 Budget Acts addressed this deficit through three dollars of ongoing spending reductions for every dollar of tax increases. The 2012 Budget Act closed a projected budget gap of $15.7 billion over the two fiscal years 2011-12 and 2012-13 and projected a $948 million reserve by June 30, 2013, by enacting a total of $16.6 billion in solutions (including a combination of expenditure reductions, additional revenues and other solutions). The primary government’s general revenues exceeded net unfunded expenses for the fiscal year ended 2013-14, resulting in a positive net position for the first time in five years.

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The expenses of the primary government totaled $259.7 billion for the fiscal year ended June 30, 2015. The primary government’s general revenues of $139.0 billion exceeded net unfunded expenses by $15.8 billion, resulting in a 27.8% increase in net position, as restated.

The two main State pension funds each face unfunded future liabilities in the tens of billions of dollars. General Fund contributions to the California Public Employees’ Retirement System and California State Teachers’ Retirement System are estimated to be approximately $3.1 billion and $2.5 billion, respectively, for fiscal year 2016-17. In 2012, the State enacted a comprehensive pension reform package affecting State and local government, which increased the retirement age and lowered retirement benefits for most new State and local government employees hired on or after January 1, 2013.

The State also provides retiree health care and dental benefits to retired State employees and their spouses and dependents (when applicable) and almost exclusively utilizes a “pay-as-you-go” funding policy. The State has an actuarial accrued liability relating to these other post-employment benefits estimated at $74.2 billion as of June 30, 2015 (virtually all unfunded) as compared to an actuarial accrued liability of $71.8 billion estimated as of June 30, 2014.

Obligations of the State of California. As of July 1, 2016, the State had approximately $84.7 billion of outstanding general obligation bonds and lease revenue bonds payable principally from the State’s General Fund or from lease payments paid from the operating budget of the respective lessees, which operating budgets are primarily, but not exclusively, derived from the General Fund. As of July 1, 2016, there were more than $30 billion of authorized and unissued long-term voter-approved general obligation bonds which, when issued, will be payable principal from the General Fund and approximately $3.6 billion of authorized and unissued lease-revenue bonds.

Other Considerations. Substantially all of California is within an active geologic region subject to major seismic activity. Northern California, in 1989, and Southern California, in 1994, experienced major earthquakes causing billions of dollars in damages. The State’s and any other municipal issuers’ outstanding obligations could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions due to earthquakes.

Special Risk Considerations Regarding Pennsylvania Municipal Securities

Except during temporary periods, the Invesco Pennsylvania Tax Free Income Fund invests substantially all of its assets in Pennsylvania (referred to herein as the “Commonwealth,” the “state” or “Pennsylvania”) municipal securities. The portfolio of the Fund may include securities issued by the state, by its various public bodies and/or by other municipal entities located within the state (securities of all such entities are referred to herein as “Pennsylvania municipal securities”). The Fund is susceptible to political, economic, regulatory or other factors affecting issuers of Pennsylvania municipal securities. The following information constitutes only a brief summary of a number of the complex factors which may impact issuers of Pennsylvania municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of Pennsylvania municipal securities may be subject. Such information is derived from official statements utilized in connection with the issuance of Pennsylvania municipal securities, as well as from other publicly available documents. Such information has not been independently verified by the Invesco Pennsylvania Tax Free Income Fund and the Invesco Pennsylvania Tax Free Income Fund assumes no responsibility for the completeness or accuracy of such information.

The summary below does not include all of the information pertaining to the economy, budget, receipts and disbursements of the state that would ordinarily be included in various public documents, such as an official statement prepared in connection with the issuance of general obligation bonds of the state. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the Commonwealth. Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not

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within the control of such issuers, could have an adverse impact on the financial condition of such issuers. The creditworthiness of obligations issued by local Pennsylvania issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth, and there is no obligation on the part of the Commonwealth to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within Pennsylvania, and it is possible the Invesco Pennsylvania Tax Free Income Fund will invest in obligations of particular issuers as to which such specific factors are applicable. The information set forth below is intended only as a general summary and not as a discussion of any specific factors that may affect any particular issuer of Pennsylvania municipal securities.

There can be no assurance that the Commonwealth will not experience a decline in economic conditions, or that portions of the Pennsylvania municipal securities purchased by the Invesco Pennsylvania Tax Free Income Fund will not be affected by such a decline.

Economic Condition and Outlook. The Commonwealth of Pennsylvania is one of the most populous states, ranking sixth behind California, Texas, New York, Florida, and Illinois. Pennsylvania is an established state with a diversified economy. Pennsylvania had been historically identified as a heavy industrial state. That reputation has changed over the last thirty years as the coal, steel and railroad industries declined. The Commonwealth’s business environment readjusted with a more diversified economic base. This economic readjustment was a direct result of a long-term shift in jobs, investment, and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical, health services, education and financial institutions.

Pennsylvania’s agricultural industries remain an important component of the Commonwealth’s economic structure, accounting for more than $7.5 billion in crop and livestock products annually. In 2014, agribusiness and food related industries reached export sales surpassing $1.3 billion in economic activity. Over 59,000 farms form the backbone of the state’s agricultural economy. Farmland in Pennsylvania includes over four million acres of harvested cropland and three million acres of pasture and farm woodlands — nearly one-third of the Commonwealth’s total land area. Agricultural diversity in the Commonwealth is demonstrated by the fact that Pennsylvania ranks among the top ten states in the production of a variety of agricultural products.

Non-agricultural employment in Pennsylvania over the 10 years ending in 2015 increased at an average annual rate of 0.2% compared with an increase 0.4% rate for the Middle Atlantic region and 0.4% rate for the U.S.

Non-manufacturing employment in Pennsylvania has increased in recent years and reached 90.3% of total employment by 2015. Consequently, manufacturing employment constitutes a diminished share of total employment within the Commonwealth. Manufacturing, contributing 9.7% of 2014 non-agricultural employment, has fallen behind the services sector, the trade sector and the government sector as the 4th largest single source of employment within the Commonwealth. In 2015, the services sector accounted for 48.9% of all nonagricultural employment while the trade sector accounted for 14.7%.

Pennsylvania’s annual average unemployment rate was equivalent to the national average throughout the 2000’s. Slower economic growth caused the unemployment rate in the Commonwealth to rise to 8.5% in 2010 compared to 4.4% annual unemployment rate in 2007. As of May 2016 Pennsylvania had a seasonally adjusted annual unemployment rate of 5.5%.

State Budget. The state Constitution provides that operating budget appropriations shall not exceed the actual and estimated revenues and unappropriated surplus available in the fiscal year for which funds are appropriated.

Revenues and Expenditures. The General Fund, the Commonwealth’s largest operating fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth’s operating and administrative

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expenses are payable from the General Fund. Debt service on all bonded indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

Legislation enacted with the adoption of the fiscal year 2003 budget abolished the Tax Stabilization Reserve Fund and transferred its balance of $1,038 million to the General Fund. Balances in the Budget Stabilization Reserve Fund are to be used only when emergencies involving the health, safety or welfare of the residents of the Commonwealth or downturns in the economy resulting in significant unanticipated revenue shortfalls cannot be dealt with through the normal budget process. As of June 2014, the Commonwealth had an approximate $230,000 balance in the Budget Stabilization Reserve Fund.

During the five-year period from fiscal year 2011 through fiscal year 2015, total revenues and other sources increased by an average of 1.2% annually. Tax revenues during this same period increased by an annual average of 3.7%. Intergovernmental revenues have declined from the peak in 2011 as the phase-out of Federal American Recovery and Reinvestment Act grants occurred. Expenditures and other uses during the fiscal years 2011 through 2015 rose at an average annual rate of 1.3%.

General Fund revenues of the Commonwealth were above the certified estimate by $411.9 million or 1.4% during fiscal year 2015. Final Commonwealth General Fund revenues for the fiscal year totaled $30,592.5 million. Total fiscal year 2015 revenues, net of reserves for tax refunds and including public health and human services assessments, totaled $30,136.2 million. Total expenditures, net of appropriation lapses and including public health and human services assessments and expenditures from additional sources, were $30,036.5 million. After accounting for a positive fiscal year 2015 beginning balance of $83.7 million, the Commonwealth ended fiscal year 2015 with an unappropriated surplus balance of $274.5 million.

Commonwealth General Fund appropriations for fiscal year 2015 totaled $30,036.5 million, an increase of $878.4 million or 3.0% from fiscal year 2014 levels. The ending unappropriated balance was $83.7 million for fiscal year 2015. Again in June 2015, the statutory transfer of 25% of the Commonwealth’s unappropriated balance into the Budget Stabilization Reserve Fund was suspended for one year.

The Commonwealth has entered into an agreement with the Pennsylvania Treasury Department which allows the Commonwealth to engage in short-term borrowing of governmental monies on deposit with the Treasury to fund General Fund expenses within the fiscal year (the “STIP Facility”). The Commonwealth drew and repaid $1.5 billion in fiscal year 2015 to meet funding needs, and in fiscal year 2016 drew $1.0 billion. As of March 25, 2016, the Commonwealth repaid its entire $1.0 billion balance drawn in fiscal year 2016 pursuant to the STIP Facility. During the first five months of fiscal year 2017, the Commonwealth drew $2.2 billion against the $2.5 billion line of credit. All STIP Facility borrowings are required to be repaid with interest within the fiscal year.

The 2016 Commonwealth Budget was partially approved and signed by the Governor in December of 2015. On March 28, 2016, the Commonwealth’s fiscal year 2016 budget was enacted without the Governor’s signature. The fiscal year 2016 budget included a projected increase in spending of 3.0% above the 2015 Commonwealth budget.

The Pennsylvania legislature approved the passage of a $31.5 billion budget on July 1, 2016. The budget was sent to the Governor who did not sign or veto the bill allowing, it to become law on July 11, 2016. The fiscal year 2017 budget increases spending by 4.7% over the 2016 budget. On July 13, 2016 the legislature approved, and the Governor signed into law, a $1.3 billion revenue package which balances the fiscal year 2017 budget. The revenue package expands the state’s sales tax to include digital downloads of music, books, games and other applications. The new budget also increases the tax on cigarettes by $1.00 per pack. The fiscal year 2017 enacted budget did not include increases in personal income or sales taxes. The fiscal year 2017 budget increases spending for education by $200 million in basic education, $30 million for early childhood education, $20 million for special education, $10

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million for early intervention and almost $40 million for higher education. The budget also authorizes the full funding of the actuarially determined contributions for the Commonwealth’s public pension plans in fiscal 2017.

Based on estimates as of May 2016, for fiscal year 2016, the Commonwealth projects a preliminary fiscal year 2016 Budget Stabilization Reserve Fund ending balance of $232,000. The fiscal year 2017 budget again suspends the 25% transfers of the Commonwealth’s unappropriated balance to the Budget Stabilization Reserve Fund for fiscal year 2017; such suspension has occurred in each of the fiscal years 2008 through 2017.

The enacted fiscal year 2017 budget provides appropriations and executive authorizations, net of lapses and other reductions, totaling $31,533.7 million of Commonwealth funds against estimated revenues of $31,535.7 million. Enacted General Fund appropriations represent an increase of $1,509.9 million, or 5.0% on a year-over-year basis, from fiscal year 2016. General fund revenues from all sources are estimated to increase approximately $1.8 billion or 6.1% on a year-over-year basis during fiscal year 2017.

Debt Management. The Commonwealth is permitted by its Constitution to incur the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate-approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years, and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt, except debt incurred through the issuance of tax anticipation notes must be amortized in substantial and regular amounts.

Debt service on Commonwealth general obligation debt is paid from appropriations out of the General Fund, except for debt issued for highway purposes, which is paid from Motor License Fund appropriations. Net outstanding general obligation debt totaled $11,632.5 million at June 30, 2015, an increase of $242.3 million from June 30, 2014. Over the 10-year period ended June 30, 2015, total net outstanding general obligation debt increased at an annual rate of 5.6%. Within the most recent 5-year period, in such period outstanding general obligation debt has increased at an annual rate of 3.3%.

Government Authorities and Other Organizations. Certain state-created organizations have statutory authorization to issue debt for which state appropriations to pay debt service thereon are not required. The debt of these organizations is funded by assets of, or revenues derived from, the various projects financed and is not a statutory or moral obligation of the Commonwealth. However, some of these organizations are indirectly dependent upon Commonwealth operating appropriations. In addition, the Commonwealth may choose to take action to financially assist these organizations.

Moral Obligations. The Pennsylvania Housing Finance Agency (PHFA) is a state-created agency that provides financing for housing for lower and moderate income families in the Commonwealth. The debts of this agency are a moral obligation of the Commonwealth. According to PHFA, as of June 30, 2016, PHFA had $2,774.6 million of revenue bonds outstanding.

Other Commonwealth Obligations. The Commonwealth also has obligations with respect to, the bonds and debt obligations of, among other things, (i) the Commonwealth Financing Authority, which is authorized to issue limited obligation revenue bonds and other types of limited obligation revenue financing for the purposes of promoting the health, safety, employment, business opportunities, economic activity and general welfare of the Commonwealth and its citizens through loans, grants, guarantees, leases, lines and letters of credit and other financing arrangements to benefit both for-profit and non-profit entities, (ii) the Sports and Exhibition Authority of Pittsburgh and Allegheny County in connection with the construction and operation of the Pittsburgh Arena, a multi-purpose arena, to serve as the home of the Pittsburgh Penguins, a hockey team in the National Hockey League, and (iii) the Pennsylvania Convention Center located in Philadelphia, Pennsylvania and the expansion thereto.

Pension and retirement systems. The Commonwealth maintains contributory benefit pension plans covering all state employees, public school employees and employees of certain state-related

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organizations. State employees and employees of certain state related organizations are members of the State Employees’ Retirement System (SERS). Public school employees are members of the Public School Employees’ Retirement System (PSERS). With certain exceptions, membership in the applicable retirement system is mandatory for covered employees. For PSERS, its funded ratios as of June 30, 2014 were 62.0% and approximately 57.4% on an actuarial and market value basis, respectively. For SERS, its funded ratios as of December 31, 2014 were 59.4% and 61.1% on an actuarial and market value basis, respectively.

In addition to a defined benefit pension plan for state employees and employees of certain state-related organizations, the Commonwealth also provides health care plans for its eligible retirees and their qualifying dependents. These and similar plans are commonly referred to as “other post-employment benefits” or “OPEBs.” The Commonwealth provides OPEBs under two plans. The Retired Pennsylvania State Police Program provides collectively bargained benefits to retired state enlisted members and their dependents. The Retired Employee Health Program provides Commonwealth-determined benefits to other retired state employees and their dependents.

City of Philadelphia— PICA. The Pennsylvania Intergovernmental Cooperation Authority (PICA) was created by Commonwealth legislation in 1991 to assist the City of Philadelphia, the Commonwealth’s largest city, in remedying its fiscal emergencies. PICA is authorized to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. This financial assistance has included grants used by the City for defeasance of certain City general obligation bonds, funding of capital projects and the liquidation of the cumulative general fund balance deficit of the City of Philadelphia as of June 30, 1992, of $224.9 million.

No further bonds may be issued by PICA for the purpose of either financing capital projects or a deficit, as the authority for such bond issuance expired December 31, 1994. PICA’s authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1996. Its ability to refund existing outstanding debt is unrestricted. PICA had $345.2 million in special tax revenue bonds outstanding as of June 30, 2015.

Special Risk Considerations Regarding Municipal Securities of U.S. Territories

Puerto Rico economy. The Commonwealth currently faces a severe fiscal, economic and liquidity crisis, the culmination of many years of significant governmental deficits, a prolonged economic recession (which commenced in 2006), high unemployment, population decline, and high levels of debt and pension obligations. The Commonwealth’s largest revenue streams are especially vulnerable during times of major economic downturns and have been affected by these same factors. Further stressing the Commonwealth’s liquidity are large healthcare, pension and debt service costs. As the Commonwealth’s tax base has shrunk and its revenues affected by prevailing economic conditions, healthcare, pension, and debt service costs have become an increasing portion of the General Fund budget, which has resulted in reduced funding available for other essential services. The Commonwealth’s very high level of debt and unfunded pension liabilities and the resulting required allocation of revenue to service debt and pension obligations have contributed to significant budget deficits during the past several years, which deficits the Commonwealth has financed, further increasing the amount of its debt.

The economy of Puerto Rico is closely linked to the United States economy as most of the external factors that affect the Puerto Rico economy are determined by the policies and performance of the United States mainland economy. These factors include exports, direct investment, the amount of federal transfer payments, interest rates, inflation rate and tourist expenditures. During fiscal year 2014, approximately 71.8% of Puerto Rico’s exports went to the United States mainland, which was also the source of approximately 47.2% of Puerto Rico’s imports.

From fiscal year 2009 to fiscal year 2014, the manufacturing and service sectors generated the largest portion of gross domestic product. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, biotechnology, computers, professional and scientific instruments, and certain high

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technology machinery and equipment. Most of Puerto Rico’s manufacturing output is shipped to the U.S. mainland, which is also the principal source of semi finished manufactured articles on which further manufacturing operations are performed in Puerto Rico.

According to the Puerto Rico Department of Labor and Human Resources Household Survey, the number of persons employed in Puerto Rico during fiscal year 2015 averaged 990,113, a decrease of 0.5% when compared to the previous fiscal year; and the unemployment rate averaged 13.0%, as compared to the 14.3% it reached during fiscal year 2014.

According to preliminary October 2016 figures from the U.S. Bureau of Labor Statistics, the number of persons employed in Puerto Rico was approximately 987,600 and the seasonally adjusted unemployment rate was 12.1%.

Debt, Revenues and Expenditures. The Constitution of Puerto Rico provides that direct obligations of the Commonwealth evidenced by bonds or notes and backed by the full faith, credit, and taxing power of the Commonwealth shall not be issued if the amounts of the principal and interest on such bonds and notes guaranteed by the Commonwealth exceed 15% of the average annual revenue in the two fiscal years preceding the fiscal year of such proposed issuance. The Constitution of Puerto Rico does not limit the amount of debt that the Commonwealth may guarantee as long as the Commonwealth is in compliance with the 15% limitation at the time of issuance of such guaranteed debt.

As of September 30, 2015, the Commonwealth had outstanding a total of $22.764 billion aggregate principal amount of bonds and notes issued or guaranteed by the Commonwealth or payable directly from General Fund appropriations, equivalent to approximately 33% of the Commonwealth’s gross national product for fiscal year 2014 ($69.202 billion - preliminary). As of September 30, 2015, total public sector debt of the Commonwealth, including its instrumentalities and municipalities, was $69.909 billion.

The General Fund is the chief operating fund of the Commonwealth. For more than a decade, the Commonwealth has experienced significant General Fund budget deficits. These deficits, including the payment of a portion of the Commonwealth’s debt service obligations, have been covered primarily with the net proceeds of bonds issued by the Puerto Rico Sales Tax Financing Authority (COFINA) and Commonwealth general obligation bonds, with interim financings provided by the Government Development Bank (GDB) and, in some cases, with extraordinary onetime revenue measures or expense adjustment measures. The Commonwealth expects that its ability to finance future budget deficits will be severely limited.

The difference between General Fund operating revenues and operating expenses for fiscal year 2013 was $807 million. The difference between total General Fund resources and total expenditures was $1.353 billion. This amount was funded by (i) $775 million of general obligation and Puerto Rico Public Buildings Authority debt service refunding, (ii) a $332 million debt issuance from COFINA, (iii) a short term line of credit with GDB of $98 million, and (iv) $148 million in cash management measures.

The total deficiency of revenue under expenditures and general obligation debt service payments in the General Fund (budgetary basis) for fiscal year 2014 was approximately $1.2 billion, consisting of the difference between total actual revenue of approximately $8.7 billion (excluding other financing sources), less the sum of total actual expenditures of approximately $9.2 billion and general obligation debt service payments of approximately $738 million (excluding other financing uses).

The Commonwealth’s primary government, which encompasses the Commonwealth’s governmental and business-type activities, reported, in the government-wide financial statements, a net deficit position of approximately $49.7 billion at June 30, 2014, comprising of approximately $15.4 billion in total assets and approximately $538 million in deferred outflows of resources, less approximately $65.5 billion in total liabilities and approximately $103 million in deferred inflows of resources. As noted in the 2014 financial statements there is substantial doubt as to the ability of the primary government and of various component units to continue as a going concern.

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The retirement systems comprising the pension trust funds carry a substantial risk of insolvency, if measures are not taken to significantly increase contributions to them. The pension trust funds’ net pension liability and the funded ratio as of June 30, 2014, are approximately $43.7 billion and 4.0%, respectively.

On April 29, 2016 the Commonwealth filed with the Municipal Securities Rulemaking Board’s Electronic Municipal Market Access a notice that the Commonwealth would not file its audited financial statements for fiscal year 2015 by April 30, 2016, as required by its continuing disclosure undertakings. The Commonwealth could not provide an estimate of when it will be able to complete and file its audited financial statements.

The Commonwealth’s continued economic recession, high level of debt and pension obligations, and structural budget deficits, among other factors, have adversely affected its credit ratings and its ability to obtain financing at reasonable interest rates, if at all. As a result, the Commonwealth has relied more heavily on short-term financings and interim loans from the GDB and other component units of the Commonwealth, which reliance has constrained the liquidity of the Commonwealth in general and GDB in particular, and increased near-term refinancing risk. These factors have also resulted in delays in the repayment by the Commonwealth and its component units of outstanding GDB lines of credit, which delays have limited GDB’s ability to continue providing liquidity to the Commonwealth and have caused GDB to fail to make a principal payment on its debt obligations. These factors are reflected in the deterioration of the Commonwealth’s credit ratings.

On June 28, 2014, the Commonwealth enacted the Puerto Rico Public Corporation Debt Enforcement and Recovery Act (the “Recovery Act”). The Recovery Act was intended to provide a legal framework that would allow certain public corporations, including Puerto Rico Electric Power Authority (PREPA) to seek protection from creditors and to reorganize and restructure their debt. In June and July of 2014, certain holders of bonds issued by PREPA filed lawsuits in the United States District Court for the District of Puerto Rico (District Court) to enjoin enforcement of the Recovery Act. The complaints alleged, in addition to other claims, that Puerto Rico was prohibited by the United States Bankruptcy Code (Bankruptcy Code) from implementing its own bankruptcy scheme. The District Court consolidated the suits and ruled in the plaintiffs’ favor. The United States Court of Appeals for the First Circuit upheld the judgment of the District Court. On June 13, 2016, the United States Supreme Court held that section 903(1) of the Bankruptcy Code pre-empts the Recovery Act.

The Commonwealth is in the midst of a profound fiscal crisis. Despite various measures that have been undertaken by the current and previous administrations to grow the economy, reduce government expenses, and increase revenues the Commonwealth’s economy continues to shrink and the Commonwealth has been unable to achieve a balanced budget. On June 29, 2015, Governor García Padilla announced that the Commonwealth had no choice but to seek to renegotiate its debt with the goal of achieving a more sustainable debt service, and that if it was unable to do so the Commonwealth could default on its debt.

During fiscal years 2015 and 2016, the Commonwealth has sought additional liquidity through potential bond issues or private financings. Due to its deteriorated financial condition, however, the Commonwealth has been unable to complete these transactions and, is now pursuing a comprehensive debt restructuring that seeks to improve its liquidity position as a result of near-term debt service relief. While the Commonwealth pursues this strategy, it has taken a number of emergency measures to stabilize its liquidity condition that are unsustainable over the long-term run. These include, among others, requiring advance payments from the government retirement systems for payments of retirement benefits to participants, suspending for fiscal year 2016 the Commonwealth set-asides for the payment of its general obligation debt, delaying the payments to suppliers and amounts due to component units, financing tax and revenue anticipation notes for fiscal year 2016 through certain intra-governmental transactions, deferring the disbursement of certain budgetary assignments, and delaying the payment of income tax refunds.

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In April 2016, the Governor of Puerto Rico signed into law Act 21-2016, known as the “Puerto Rico Emergency Moratorium and Financial Rehabilitation Act.” Act 21 allows the Governor to prioritize essential government services over the financial obligations of the Commonwealth and its instrumentalities by imposing a moratorium on debt service payments, including debt service on general obligation bonds, and staying related creditor remedies for a temporary period. In respect of GDB, Act No. 21 also allows the Governor to take any and all actions that are reasonable and necessary to allow GDB to continue carrying out its operations.

GDB has historically served as the principal source of short-term liquidity for the Commonwealth and its component units and its functions are very important to the operations of the Commonwealth, its public corporations and municipalities. GDB announced that, at present, it is not able to continue to provide such assistance. Act 21 included amendments to the GDB’s Enabling Act to enhance the statutory tools necessary if a resolution, reorganization or restructuring of GDB becomes necessary in the future. GDB faces significant risks and uncertainties and it currently does not have sufficient liquid financial resources to meet obligations when they come due, including deposit withdrawals. Pursuant to Act 21, the Governor has ordered the suspension of loan disbursements by GDB, imposed restrictions on the withdrawal and transfer of deposits from GDB, and imposed a moratorium on debt obligations of GDB, among other measures.

On June 30, 2016, the U.S. President signed the Puerto Rico Oversight, Management, and Economic Stability Act (PROMESA), which grants the Commonwealth and its component units access to an orderly mechanism to restructure their debts in exchange for significant federal oversight over the Commonwealth’s finances. PROMESA seeks to provide Puerto Rico with fiscal and economic discipline through the creation of a control board, relief from creditor lawsuits through the enactment of a temporary stay on litigation, and two alternative methods to adjust unsustainable debt.

First, to ensure fiscal and economic discipline, PROMESA creates a federally appointed oversight board that has plenary authority over Puerto Rico’s finances. The board’s primary function is to provide fiscal oversight through the development and approval of fiscal plans and budgets, and to enforce compliance with those plans and budgets through broad-based powers such as reducing non-debt expenditures and instituting certain hiring freezes. The board also has oversight over legislative processes because PROMESA requires the board to review new laws and deny their enforcement if they are inconsistent with the approved fiscal plans and budgets. The board also has authority to review contracts to ensure compliance with the fiscal plan, and to prevent the execution or enforcement of a contract, rule, executive order or regulation to the extent that it is inconsistent with the approved fiscal plan.

Second, the enactment of PROMESA also operates as a broad-based stay on litigation, applicable to all entities, with respect to claims related Puerto Rico’s financial debt, as well as on enforcement of provisions in contracts that allow for termination and the exercise of remedies based on non-payment of financial obligations, among other conditions.

Finally, PROMESA contains two methods to adjust Puerto Rico’s debts. The first method is a streamlined process to achieve modifications of financial indebtedness with the consent of a supermajority of affected financial creditors. The second method is a court-supervised debt-adjustment process, which is modeled on Chapter 9 of the Bankruptcy Code.

There is no assurance that the federally appointed oversight board of PROMESA will be successful in achieving budgetary and fiscal balance through a debt restructuring or otherwise.

The Commonwealth has taken various emergency measures that have affected the rights of creditors and is actively considering additional emergency measures that may be implemented in the near future. In order to implement certain emergency measures, the Commonwealth needs to seek relief under existing or potential future laws regarding insolvency, reorganization, moratorium and/or similar laws affecting the creditor’s rights, such as Act 21 of 2016 or PROMESA. The Commonwealth’s emergency

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measures have included moratoriums on the payments of debt obligations, including general obligation bonds.

Additional measures could be undertaken, through Act 21 or through other state or federal legislation, such as PROMESA, in order to ensure the provision of essential government services.

Certain of the Commonwealth’s component units defaulted on debt service payments during fiscal year 2016. Others, like PREPA, a major component unit of the Commonwealth that does not issue tax-supported debt, have reached preliminary agreements with holders of a significant portion of its debt to restructure the terms of such obligations and achieve self-sufficiency from the Commonwealth. Such agreement, however, is subject to substantial political, legal and implementation risk. As a result, the Governor has issued several executive orders declaring emergency periods and suspending certain transfers and payments with respect to the Commonwealth and several of its component units. It is expected that the Commonwealth and its component units will need to seek further relief under existing or potential future laws regarding receivership, insolvency, reorganization, moratorium, and/or similar laws affecting creditors’ rights, to the extent available.

On July 1, 2016, the Commonwealth and various additional component units were unable to comply with their scheduled debt service obligations, and defaulted on $911 million of their scheduled debt obligations, including $779 million in general obligation debt service.

Investment Grade Debt Obligations. Debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. They may be U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, and U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies.

The Adviser considers investment grade securities to include: (i) securities rated BBB–or higher by S&P or Baa3 or higher by Moody’s or an equivalent rating by another NRSRO, (ii) securities with comparable short-term NRSRO ratings, or (iii) unrated securities determined by the Adviser to be of comparable quality, each at the time of purchase. The descriptions of debt securities ratings may be found in Appendix A.

In choosing corporate debt securities on behalf of a Fund, portfolio managers may consider:

(i)	general economic and financial conditions;

(ii)	the specific issuer’s (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer’s country; and

(iii)	other considerations deemed appropriate

Debt securities are subject to a variety of risks, such as interest rate risk, income risk, prepayment risk, inflation risk, credit risk, currency risk and default risk.

Non-Investment Grade Debt Obligations (Junk Bonds). Bonds rated below investment grade (as defined above in “Investment Grade Debt Obligations”) are commonly known as “junk bonds.” Analysis of the creditworthiness of junk bond issuers is more complex than that of investment-grade issuers and the success of the Adviser in managing these decisions is more dependent upon its own credit analysis than is the case with investment-grade bonds. Descriptions of debt securities ratings are found in Appendix A.

The capacity of junk bonds to pay interest and repay principal is considered speculative. While junk bonds may provide an opportunity for greater income and gains, they are subject to greater risks than higher-rated debt securities. The prices of and yields on junk bonds may fluctuate to a greater extent than those of higher-rated debt securities. Junk bonds are generally more sensitive to individual issuer developments, economic conditions and regulatory changes than higher-rated bonds. Issuers of

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junk bonds are often smaller, less-seasoned companies or companies that are highly leveraged with more traditional methods of financing unavailable to them. Junk bonds are generally at a higher risk of default because such issues are often unsecured or otherwise subordinated to claims of the issuer’s other creditors. If a junk bond issuer defaults, a Fund may incur additional expenses to seek recovery. The secondary markets in which junk bonds are traded may be thin and less liquid than the market for higher-rated debt securities and a Fund may have difficulty selling certain junk bonds at the desired time and price. Less liquidity in secondary trading markets could adversely affect the price at which a Fund could sell a particular junk bond and could cause large fluctuations in the net asset value of that Fund’s shares. The lack of a liquid secondary market may also make it more difficult for a Fund to obtain accurate market quotations in valuing junk bond assets and elements of judgment may play a greater role in the valuation.

Loans, Loan Participations and Assignments. Loans and loan participations are interests in amounts owed by a corporate, governmental or other borrowers to another party. They may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services, or to other parties. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In addition, if the loan is foreclosed, the Fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral.

Investments in loans, loan participations and assignments present the possibility that the Funds could be held liable as a co-lender under emerging legal theories of lender liability. The Funds anticipate that loans, loan participations and assignments could be sold only to a limited number of institutional investors. If there is no active secondary market for a loan, it may be more difficult to sell the interests in such a loan at a price that is acceptable or to even obtain pricing information. In addition, some loans, loan participations and assignments may not be rated by major rating agencies. Loans held by the Funds might not be considered securities for purposes of the Securities Act of 1933, as amended (the 1933 Act) or the Securities Exchange Act of 1934, as amended, and therefore a risk exists that purchasers, such as the Funds, may not be entitled to rely on the anti-fraud provisions of those Acts.

Public Bank Loans. Public bank loans are privately negotiated loans for which information about the issuer has been made publicly available. Public loans are made by banks or other financial institutions, and may be rated investment grade (Baa or higher by Moody’s, BBB or higher by S&P) or below investment grade (below Baa by Moody’s or below BBB by S&P). However, public bank loans are not registered under the 1933 Act, and are not publicly traded. They usually are second lien loans normally lower in priority of payment to senior loans, but have seniority in a company’s capital structure to other claims, such as subordinated corporate bonds or publicly-issued equity so that in the event of bankruptcy or liquidation, the company is required to pay down these second lien loans prior to such other lower-ranked claims on their assets. Bank loans normally pay floating rates that reset frequently, and as a result, protect investors from increases in interest rates.

Bank loans generally are negotiated between a borrower and several financial institutional lenders represented by one or more lenders acting as agent of all the lenders. The agent is responsible for negotiating the loan agreement that establishes the terms and conditions of the loan and the rights of the borrower and the lenders, monitoring any collateral, and collecting principal and interest on the loan.

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By investing in a loan, a Fund becomes a member of a syndicate of lenders. Certain bank loans are illiquid, meaning the Fund may not be able to sell them quickly at a fair price. Illiquid securities are also difficult to value. To the extent a bank loan has been deemed illiquid, it will be subject to a Fund’s restrictions on investment in illiquid securities. The secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Bank loans are subject to the risk of default. Default in the payment of interest or principal on a loan will result in a reduction of income to a Fund, a reduction in the value of the loan, and a potential decrease in the Fund’s net asset value. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. Bank loans are subject to the risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments. As discussed above, however, because bank loans reside higher in the capital structure than high yield bonds, default losses have been historically lower in the bank loan market. Bank loans that are rated below investment grade share the same risks of other below investment grade securities.

Structured Notes and Indexed Securities. Structured notes are derivative debt instruments, the interest rate or principal of which is linked to currencies, interest rates, commodities, indices or other financial indicators (reference instruments). Indexed securities may include structured notes and other securities wherein the interest rate or principal are determined by a reference instrument.

Most structured notes and indexed securities are fixed income securities that have maturities of three years or less. The interest rate or the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared with a fixed interest rate. The reference instrument need not be related to the terms of the indexed security. Structured notes and indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates), and may have return characteristics similar to direct investments in the underlying reference instrument or to one or more options on the underlying reference instrument.

Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. In addition to the credit risk of the structured note or indexed security’s issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Further, in the case of certain structured notes or indexed securities in which the interest rate, or exchange rate in the case of currency, is linked to a reference instrument, the rate may be increased or decreased or the terms may provide that, under certain circumstances, the principal amount payable on maturity may be reduced to zero, resulting in a loss to the Fund.

U.S. Corporate Debt Obligations. Corporate debt obligations in which the Funds may invest are debt obligations issued or guaranteed by corporations that are denominated in U.S. dollars. Such investments may include, among others, commercial paper, bonds, notes, debentures, variable rate demand notes, master notes, funding agreements and other short-term corporate instruments. Commercial paper consists of short-term promissory notes issued by corporations. Commercial paper may be traded in the secondary market after its issuance. Variable rate demand notes are securities with a variable interest which is readjusted on pre-established dates. Variable rate demand notes are subject to payment of principal and accrued interest (usually within seven days) on a Fund’s demand. Master notes are negotiated notes that permit the investment of fluctuating amounts of money at varying rates of interest pursuant to arrangements with issuers who meet the credit quality criteria of the Fund. The interest rate on a master note may fluctuate based upon changes in specified interest rates or be reset periodically according to a prescribed formula or may be a set rate. Although there is no secondary market in master notes, if such notes have a demand feature, the payee may demand payment of the principal amount of the note upon relatively short notice. Funding agreements are agreements between an insurance company and a Fund covering underlying demand notes. Although there is no secondary

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market in funding agreements, if the underlying notes have a demand feature, the payee may demand payment of the principal amount of the note upon relatively short notice. Master notes and funding agreements are generally illiquid and therefore subject to the Funds’ percentage limitation for investments in illiquid securities.

Other Investments

Additional Information Concerning the S&P 500 Index. The Invesco S&P 500 Index Fund and the Invesco Equally-Weighted S&P 500 Fund are not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P). S&P makes no representation or warranty, express or implied, to the owners of shares of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Standard & Poor’s® 500 Composite Stock Price Index (S&P 500 Index) to track general stock market performance. S&P’s only relationship to the Funds is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Funds. S&P has no obligation to take the needs of the Funds or the owners of shares of the Funds into consideration in determining, composing, or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Funds or the timing of the issuance of sale of shares of the Funds. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Funds, owners of shares of the Funds, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

Real Estate Investment Trusts (REITs). Each Fund may invest in equity interests and/or debt obligations issued by REITs. REITs are trusts that sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes or geographic regions, such as the southeastern United States, or both. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

Investments in REITs may be subject to many of the same risks as direct investments in real estate. These risks include difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, heavy cash flow dependency, and increases in interest rates. To the extent that a Fund invests in REITs, the Fund could conceivably own real estate directly as a result of a default on the REIT interests or obligations it owns.

In addition to the risks of direct real estate investment described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. REITs are also subject to the following risks: they are dependent upon management skill and on cash flows; are not diversified; are subject to defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act; and are subject to interest rate risk. A Fund that invests in REITs will bear a proportionate share of the expenses of the REITs.

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Furthermore, for tax reasons, a REIT may impose limits on how much of its securities any one investor may own. These ownership limitations (also called “excess share provisions”) may be based on ownership of securities by multiple funds and accounts managed by the same investment adviser and typically result in adverse consequences (such as automatic divesture of voting and dividend rights for shares that exceed the excess share provision) to investors who exceed the limit. A REIT’s excess share provision may result in a Fund being unable to purchase (or otherwise obtain economic exposure to) the desired amounts of certain REITs. In some circumstances, a Fund may seek and obtain a waiver from a REIT to exceed the REIT’s ownership limitations without being subject to the adverse consequences of exceeding such limit were a waiver not obtained, provided that the Fund complies with the provisions of the waiver.

Other Investment Companies. Unless otherwise indicated in this SAI or a Fund’s prospectus, each Fund may purchase shares of other investment companies, including ETFs. For each Fund, the 1940 Act imposes the following restrictions on investments in other investment companies: (i) a Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) a Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) a Fund may not invest more than 10% of its total assets in securities issued by other investment companies. The 1940 Act and related rules provide certain exemptions from these restrictions. For example, under certain conditions, a fund may acquire an unlimited amount of shares of mutual funds that are part of the same group of investment companies as the acquiring fund. In addition, these restrictions do not apply to investments by the Funds in investment companies that are money market funds, including money market funds that have Invesco or an affiliate of Invesco as an investment adviser (the Affiliated Money Market Funds).

When a Fund purchases shares of another investment company, including an Affiliated Money Market Fund, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company and will be subject to the risks associated with the portfolio investments of the underlying investment company.

Limited Partnerships. A limited partnership interest entitles the Fund to participate in the investment return of the partnership’s assets as defined by the agreement among the partners. As a limited partner, the Fund generally is not permitted to participate in the management of the partnership. However, unlike a general partner whose liability is not limited, a limited partner’s liability generally is limited to the amount of its commitment to the partnership.

Master Limited Partnerships (MLPs). An MLP is a public limited partnership. Although the characteristics of MLPs closely resemble a traditional limited partnership, a major difference is that MLPs may trade on a public exchange or in the OTC market. The ability to trade on a public exchange or in the OTC market provides a certain amount of liquidity not found in many limited partnership investments. However, MLP interests may be less liquid than conventional publicly traded securities.

The risks of investing in an MLP are similar to those of investing in a partnership and include more flexible governance structures, which could result in less protection for the MLP investor than investors in a corporation. Investors in an MLP would normally not be liable for the debts of the MLP beyond the amount that the investor has contributed but investors may not be shielded to the same extent that a shareholder of a corporation would be.

MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.

Private Investments in Public Equity. Private Investments in Public Equity (PIPES) are equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPES generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPES are restricted as to resale and the

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Fund cannot freely trade the securities. Generally, such restrictions cause the PIPES to be illiquid during this time. PIPES may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Defaulted Securities. Defaulted securities are debt securities on which the issuer is not currently making interest payments. In order to enforce its rights in defaulted securities, the Funds may be required to participate in legal proceedings or take possession of and manage assets securing the issuer’s obligations on the defaulted securities. This could increase the Fund’s operating expenses and adversely affect its net asset value. Risks in defaulted securities may be considerably higher as they are generally unsecured and subordinated to other creditors of the issuer. Any investments by the Funds in defaulted securities will also be considered illiquid securities subject to the limitations described herein, unless Invesco and/or Sub-Adviser determines that such defaulted securities are liquid under guidelines adopted by the Board.

Variable or Floating Rate Instruments. Variable or floating rate instruments are securities that provide for a periodic adjustment in the interest rate paid on the obligation. The interest rates for securities with variable interest rates are readjusted on set dates (such as the last day of the month or calendar quarter) and the interest rates for securities with floating rates are reset whenever a specified interest rate change occurs. Variable or floating interest rates generally reduce changes in the market price of securities from their original purchase price because, upon readjustment, such rates approximate market rates. Accordingly, as market interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable or floating rate securities than for fixed rate obligations. Many securities with variable or floating interest rates have a demand feature allowing the Fund to demand payment of principal and accrued interest prior to its maturity. The terms of such demand instruments require payment of principal and accrued interest by the issuer, a guarantor, and/or a liquidity provider. All variable or floating rate instruments will meet the applicable rating standards of the Funds. The Fund’s Adviser, or Sub-Adviser, as applicable, may determine that an unrated floating rate or variable rate demand obligation meets the Fund’s rating standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those rating standards.

Zero Coupon and Pay-in-Kind Securities. Zero coupon securities do not pay interest or principal until final maturity, unlike debt securities that traditionally provide periodic payments of interest (referred to as a coupon payment). Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Zero coupon and pay-in-kind securities may be subject to greater fluctuation in value and lower liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods. Investors may purchase zero coupon and pay-in-kind securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents “original issue discount” on the security.

Premium Securities. Premium securities are securities bearing coupon rates higher than the then prevailing market rates.

Premium securities are typically purchased at a “premium,” in other words, at a price greater than the principal amount payable on maturity. The Fund will not amortize the premium paid for such securities in calculating its net investment income. As a result, in such cases the purchase of premium securities provides the Fund a higher level of investment income distributable to shareholders on a current basis than if the Fund purchased securities bearing current market rates of interest. However, the yield on these securities would remain at the current market rate. If securities purchased by the Fund at a premium are called or sold prior to maturity, the Fund will realize a loss to the extent the call or sale price is less than the purchase price. Additionally, the Fund will realize a loss of principal if it holds such securities to maturity.

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Stripped Income Securities. Stripped Income Securities are obligations representing an interest in all or a portion of the income or principal components of an underlying or related security, a pool of securities, or other assets. Stripped income securities may be partially stripped so that each class receives some interest and some principal. However, they may be completely stripped, where one class will receive all of the interest (the interest only class or the IO class), while the other class will receive all of the principal (the principal-only class or the PO class).

The market values of stripped income securities tend to be more volatile in response to changes in interest rates than are conventional income securities. In the case of mortgage-backed stripped income securities, the yields to maturity of IOs and POs may be very sensitive to principal repayments (including prepayments) on the underlying mortgages resulting in a Fund being unable to recoup its initial investment or resulting in a less than anticipated yield. The market for stripped income securities may be limited, making it difficult for the Fund to dispose of its holding at an acceptable price.

Privatizations. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs to sell part or all of their interests in government owned or controlled companies or enterprises (privatizations). A Fund’s investments in such privatizations may include: (i) privately negotiated investments in a government owned or controlled company or enterprise; (ii) investments in the initial offering of equity securities of a government owned or controlled company or enterprise; and (iii) investments in the securities of a government owned or controlled company or enterprise following its initial equity offering.

In certain foreign countries, the ability of foreign entities such as the Fund to participate in privatizations may be limited by local law, or the terms on which the Fund may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that foreign governments will continue to sell companies and enterprises currently owned or controlled by them, that privatization programs will be successful, or that foreign governments will not re-nationalize companies or enterprises that have been privatized. If large blocks of these enterprises are held by a small group of stockholders the sale of all or some portion of these blocks could have an adverse effect on the price.

Participation Notes. Participation notes, also known as participation certificates, are issued by banks or broker-dealers and are designed to replicate the performance of foreign companies or foreign securities markets and can be used by a Fund as an alternative means to access the securities market of a country. Participation notes are generally traded OTC. The performance results of participation notes will not replicate exactly the performance of the foreign company or foreign securities market that they seek to replicate due to transaction and other expenses. Investments in participation notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities market that they seek to replicate. In addition, participation notes are subject to counterparty risk, currency risk, and reinvestment risk. Counterparty risk is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Fund. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a Fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participation note against the issuer of the underlying assets. Additionally, there is a currency risk since the dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and (a) the currencies in which the notes are denominated, such as Euro-denominated participation notes, and (b) the currency of the country in which the foreign company sits. Also, there is a reinvestment risk because the amounts from the note may be reinvested in a less valuable investment when the note matures.

Investment Techniques

Forward Commitments, When-Issued and Delayed Delivery Securities. Securities purchased or sold on a forward commitment, when-issued or delayed delivery basis involve delivery and payment that take place in the future after the date of the commitment to purchase or sell the securities at a pre-determined price and/or yield. Settlement of such transactions normally occurs a month or more

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after the purchase or sale commitment is made. Typically, no interest accrues to the purchaser until the security is delivered. Forward commitments also include “To Be Announced” (TBA) synthetic securities, which are contracts for the purchase or sale of mortgage-backed securities to be delivered at a future agreed upon date, whereby the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. A Fund may also enter into buy/sell back transactions (a form of delayed delivery agreement). In a buy/sell back transaction, a Fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date. Although a Fund generally intends to acquire or dispose of securities on a forward commitment, when-issued or delayed delivery basis, a Fund may sell these securities or its commitment before the settlement date if deemed advisable.

When purchasing a security on a forward commitment, when-issued or delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuation, and takes such fluctuations into account when determining its net asset value. Securities purchased on a forward commitment, when-issued or delayed delivery basis are subject to changes in value based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Accordingly, securities acquired on such a basis may expose a Fund to risks because they may experience such fluctuations prior to actual delivery. Purchasing securities on a forward commitment, when-issued or delayed delivery basis may involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.

Many forward commitments, when-issued and delayed delivery transactions, including TBAs, are also subject to the risk that a counterparty may become bankrupt or otherwise fail to perform its obligations due to financial difficulties, including making payments or fulfilling obligations to a Fund. A Fund may obtain no or only limited recovery in a bankruptcy or other organizational proceedings, and any recovery may be significantly delayed. With respect to forward settling TBA transactions involving U.S. Government agency mortgage-backed securities, the counterparty risk may be mitigated by the recently adopted requirement that counterparties exchange variation margin on a regular basis as the market value of the deliverable security fluctuates.

Investment in these types of securities may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor its commitment. Until the settlement date, a Fund will segregate liquid assets of a dollar value sufficient at all times to make payment for the forward commitment, when-issued or delayed delivery transactions. Such segregated liquid assets will be marked-to-market daily, and the amount segregated will be increased if necessary to maintain adequate coverage of the delayed delivery commitments. The delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of a Fund, and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery securities is a liability of a Fund until settlement. TBA transactions and transactions in other forward-settling mortgage-backed securities are effected pursuant to a collateral agreement with the seller. A Fund provides to the seller collateral consisting of cash or liquid securities in an amount as specified by the agreement upon initiation of the transaction. A Fund will make payments throughout the term of the transaction as collateral values fluctuate to maintain full collateralization for the term of the transaction. Collateral will be marked-to-market every business day. If the seller defaults on the transaction or declares bankruptcy or insolvency, a Fund might incur expenses in enforcing its rights, or the Fund might experience delay and costs in recovering collateral or may suffer a loss of principal and interest if the value of the collateral declines. In these situations, a Fund will be subject to greater risk that the value of the collateral will decline before it is recovered or, in some circumstances, the Fund may not be able to recover the collateral, and the Fund will experience a loss.

Short Sales. Each Fund does not currently intend to engage in short sales of securities other than short sales of securities that a Fund owns or has the right to obtain (short sales against the box).

A short sale involves the sale of a security which a Fund does not own in the hope of purchasing the same security at a later date at a lower price. To make delivery to the buyer, a Fund must borrow the

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security from a broker. The Fund normally closes a short sale by purchasing an equivalent number of shares of the borrowed security on the open market and delivering them to the broker. A short sale is typically affected when the Adviser believes that the price of a particular security will decline. Open short positions using options, futures, swaps or forward foreign currency contracts are not deemed to constitute selling securities short.

To secure its obligation to deliver the securities sold short to the broker, a Fund will be required to deposit cash or liquid securities with the broker. In addition, the Fund may have to pay a premium to borrow the securities, and while the loan of the security sold short is outstanding, the Fund is required to pay to the broker the amount of any dividends paid on shares sold short. In addition to maintaining collateral with the broker, a Fund will earmark or segregate an amount of cash or liquid securities equal to the difference, if any, between the current market value of the securities sold short and any cash or liquid securities deposited as collateral with the broker-dealer in connection with the short sale. The collateral will be marked-to-market daily. The amounts deposited with the broker or segregated with the custodian do not have the effect of limiting the amount of money that the Fund may lose on a short sale. Short sale transactions covered in this manner are not considered senior securities and are not subject to the Fund’s fundamental investment limitations on senior securities and borrowings.

Short positions create a risk that a Fund will be required to cover them by buying the security at a time when the security has appreciated in value, thus resulting in a loss to the Fund. A short position in a security poses more risk than holding the same security long. Because a short position loses value as the security’s price increases, the loss on a short sale is theoretically unlimited. The loss on a long position is limited to what the Fund originally paid for the security together with any transaction costs. The Fund may not always be able to borrow a security the Fund seeks to sell short at a particular time or at an acceptable price. It is possible that the market value of the securities the Fund holds in long positions will decline at the same time that the market value of the securities the Fund has sold short increases, thereby increasing the Fund’s potential volatility. Because the Fund may be required to pay dividends, interest, premiums and other expenses in connection with a short sale, any benefit for the Fund resulting from the short sale will be decreased, and the amount of any ultimate gain or loss will be decreased or increased, respectively, by the amount of such expenses.

The Funds may enter into short sales against the box. Short sales against the box are short sales of securities that a Fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If a Fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The Fund will incur transaction costs including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

Short sales against the box result in a “constructive sale” and require a Fund to recognize any taxable gain unless an exception to the constructive sale applies. See “Dividends, Distributions and Tax Matters – Tax Matters – Tax Treatment of Portfolio Transactions – Options, futures, forward contracts, swap agreements, and hedging transactions.”

Margin Transactions. None of the Funds will purchase any security on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by a Fund of initial or variation margin in connection with futures, swaps or related options transactions and the use of a reverse repurchase agreement to finance the purchase of a security will not be considered the purchase of a security on margin.

Interfund Loans. The SEC has issued an exemptive order permitting the Invesco Funds to borrow money from and lend money to each other for temporary or emergency purposes. The Invesco Funds’ interfund lending program is subject to a number of conditions, including the requirements that: (1) an interfund loan generally will occur only if the interest rate on the loan is more favorable to the borrowing fund than the interest rate typically available from a bank for a comparable transaction and the rate is more favorable to the lending fund than the rate available on overnight repurchase transactions;

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(2) an Invesco Fund may not lend more than 15% of its net assets through the program (measured at the time of the last loan); and (3) an Invesco Fund may not lend more than 5% of its net assets to another Invesco Fund through the program (measured at the time of the loan). A Fund may participate in the program only if and to the extent that such participation is consistent with the Fund’s investment objective and investment policies. Interfund loans have a maximum duration of seven days. Loans may be called with one day’s notice and may be repaid on any day.

Borrowing. The Funds may borrow money to the extent permitted under the Fund Policies. Such borrowings may be utilized (i) for temporary or emergency purposes; (ii) in anticipation of or in response to adverse market conditions; or, (iii) for cash management purposes. All borrowings are limited to an amount not exceeding 33 1/3% of a Fund’s total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed this amount will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation even if it is not advantageous to sell securities at that time.

If there are unusually heavy redemptions, a Fund may have to sell a portion of its investment portfolio at a time when it may not be advantageous to do so. Selling Fund securities under these circumstances may result in a lower net asset value per share or decreased dividend income, or both. Invesco and the Sub-Advisers believe that, in the event of abnormally heavy redemption requests, a Fund’s borrowing ability would help to mitigate any such effects and could make the forced sale of their portfolio securities less likely.

The Funds may borrow from a bank, broker-dealer, or another Invesco Fund. Additionally, the Funds are permitted to temporarily carry a negative or overdrawn balance in their account with their custodian bank. To compensate the custodian bank for such overdrafts, the Funds may either (i) leave funds as a compensating balance in their account so the custodian bank can be compensated by earning interest on such funds; or (ii) compensate the custodian bank by paying it an agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets or when any borrowings from an Invesco Fund are outstanding.
Lending Portfolio Securities. Each Fund may lend its portfolio securities (principally to broker-dealers) to generate additional income. Such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Each Fund may lend portfolio securities to the extent of one-third of its total assets. A Fund will loan its securities only to parties that Invesco has determined are in good standing and when, in Invesco’s judgment, the income earned would justify the risks.

A Fund will not have the right to vote securities while they are on loan, but it can call a loan in anticipation of an important vote. The Fund would receive income in lieu of dividends on loaned securities and may, at the same time, generate income on the loan collateral or on the investment of any cash collateral.

If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering securities loaned or gaining access to the collateral. If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly.

Any cash received as collateral for loaned securities will be invested, in accordance with a Fund’s investment guidelines, in short-term money market instruments or Affiliated Money Market Funds. Investing this cash subjects that investment to market appreciation or depreciation. For purposes of determining whether a Fund is complying with its investment policies, strategies and restrictions, the Fund will consider the loaned securities as assets of the Fund, but will not consider any collateral received as a Fund asset. The Fund will bear any loss on the investment of cash collateral.

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For a discussion of tax considerations relating to lending portfolio securities, see “Dividends, Distributions and Tax Matters – Tax Matters – Tax Treatment of Portfolio Transactions – Securities lending. “

Repurchase Agreements. A Fund may engage in repurchase agreement transactions. Repurchase agreements are agreements under which a Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which is higher than the purchase price), thereby determining the yield during a Fund’s holding period. A Fund may enter into a “continuing contract” or “open” repurchase agreement under which the seller is under a continuing obligation to repurchase the underlying securities from the Fund on demand and the effective interest rate is negotiated on a daily basis.

In any repurchase transaction, collateral for a repurchase agreement may include cash items, obligations issued by the U.S. Government or its agencies or instrumentalities. A Fund may engage in repurchase agreements collateralized by securities that are rated investment grade and below investment grade by the requisite NRSROs or unrated securities of comparable quality, loan participations, and equities.

If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, a Fund might incur expenses in enforcing its rights, and could experience a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement, including interest. In addition, although the Bankruptcy Code and other insolvency laws may provide certain protections for some types of repurchase agreements, if the seller of a repurchase agreement should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the value of the underlying security declines.

The Funds may enter into repurchase agreements that involve securities that would be subject to a court “stay” in the event of the seller’s bankruptcy or insolvency. A “stay” will prevent a Fund from selling the securities it holds under a repurchase agreement until permitted by a court. In these situations a Fund will be subject to greater risk that the value of the securities will decline before they are sold, and that the Fund will experience a loss.

The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon. Custody of the securities will be maintained by the Fund’s custodian or sub-custodian for the duration of the agreement.

The Funds may invest their cash balances in joint accounts with other Invesco Funds for the purpose of investing in repurchase agreements with maturities not to exceed 60 days, and in certain other money market instruments with remaining maturities not to exceed 90 days. Repurchase agreements may be considered loans by a Fund under the 1940 Act.

Restricted and Illiquid Securities. Each Fund may invest up to 15% of its net assets in securities that are illiquid.

Illiquid securities are securities that cannot be disposed of within seven days in the normal course of business at approximately the price at which they are valued. Illiquid securities may include a wide variety of investments, such as: (1) repurchase agreements maturing in more than seven days (unless the agreements have demand/redemption features); (2) OTC options contracts and certain other derivatives (including certain swap agreements); (3) fixed time deposits that are not subject to prepayment or that provide for withdrawal penalties upon prepayment (other than overnight deposits); (4) loan interests and other direct debt instruments; (5) municipal lease obligations; (6) commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended (the 1933 Act); and (7) securities that are unregistered, that can be sold to qualified institutional buyers in accordance with

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Rule 144A under the 1933 Act, or that are exempt from registration under the 1933 Act, as amended or otherwise restricted under the federal securities laws.

Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent a Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations. A Fund’s difficulty valuing and selling illiquid securities may result in a loss or be costly to the Fund.

If a substantial market develops for a restricted security or other illiquid investment held by a Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Board. While Invesco monitors the liquidity of restricted securities on a daily basis, the Board oversees and retains ultimate responsibility for Invesco’s liquidity determinations. Invesco considers various factors when determining whether a security is liquid, including the frequency of trades, availability of quotations and number of dealers or qualified institutional buyers in the market.

Rule 144A Securities. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. Invesco and/or Sub-Advisers, under the supervision of the Board, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund’s restriction on investment in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination Invesco and/or Sub-Advisers will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, Invesco and/or Sub-Advisers could consider the (i) frequency of trades and quotes; (ii) number of dealers and potential purchasers; (iii) dealer undertakings to make a market; and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Invesco and/or Sub-Advisers will also monitor the liquidity of Rule 144A securities and, if as a result of changed conditions, Invesco and/or Sub-Advisers determines that a Rule 144A security is no longer liquid, Invesco and/or Sub-Advisers will review the Fund’s holdings of illiquid securities to determine what, if any, action is required to assure that such Fund complies with its restriction on investment in illiquid securities. Investing in Rule 144A securities could increase the amount of the Fund’s investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

Reverse Repurchase Agreements. Reverse repurchase agreements are agreements that involve the sale of securities held by a Fund to financial institutions such as banks and broker-dealers, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. During the reverse repurchase agreement period, the Fund continues to receive interest and principal payments on the securities sold. A Fund may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or (iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

Reverse repurchase agreements are a form of leverage and involve the risk that the market value of securities to be purchased by the Fund may decline below the price at which the Fund is obligated to repurchase the securities, or that the other party may default on its obligation, so that the Fund is delayed or prevented from completing the transaction. Leverage may make the Fund’s returns more volatile and increase the risk of loss. At the time the Fund enters into a reverse repurchase agreement, it will segregate, and maintain, liquid assets having a dollar value equal to the repurchase price , if specified, or the value of proceeds received on any sale subject to the repurchase plus accrued interest. This practice of segregating assets is referred to as “cover.” The liquidity of the Fund and its ability to meet redemption requests may be impaired to the extent that a substantial portion of the Fund’s otherwise liquid assets is used as cover or pledged to the counterparty as collateral. In the event the buyer of securities under a

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reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Reverse repurchase agreements may be considered borrowings by a Fund for purposes of the 1940 Act and, therefore, may be included in the Fund’s calculation of its 33 1/3% limitation on borrowing. See the section entitled “Borrowing” above.

Mortgage Dollar Rolls. A mortgage dollar roll (a dollar roll) is a type of transaction that involves the sale by a Fund of a mortgage-backed security to a financial institution such as a bank or broker-dealer, with an agreement that the Fund will repurchase a substantially similar (i.e., same type, coupon and maturity) security at an agreed upon price and date. The mortgage securities that are purchased will bear the same interest rate as those sold, but will generally be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase a Fund will not be entitled to receive interest or principal payments on the securities sold but is compensated for the difference between the current sales price and the forward price for the future purchase. In addition, cash proceeds of the sale may be invested in short-term instruments and the income from these investments, together with any additional fee income received on the sale, would generate income for a Fund. A Fund typically enters into a dollar roll transaction to enhance the Fund’s return either on an income or total return basis or to manage pre-payment risk.

Dollar roll transactions involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Dollar rolls may be considered borrowings by a Fund for purposes of the 1940 Act and, therefore, may be included in the Fund’s calculation of its 33 1/3% limitation on borrowing. See the section entitled “Borrowing” above. At the time a Fund enters into a dollar roll transaction, a sufficient amount of assets held by the Fund will be segregated to meet the forward commitment.

Unless the benefits of the sale exceed the income, capital appreciation or gains on the securities sold as part of the dollar roll, the investment performance of a Fund will be less than what the performance would have been without the use of dollar rolls. The benefits of dollar rolls may depend upon the Adviser’s or Sub-Adviser’s ability to predict mortgage repayments and interest rates. There is no assurance that dollar rolls can be successfully employed.

Standby Commitments. A Fund may acquire securities that are subject to standby commitments from banks or other municipal securities dealers.

Under a standby commitment, a bank or dealer would agree to purchase, at the Fund’s option, specified securities at a specified price. Standby commitments generally increase the cost of the acquisition of the underlying security, thereby reducing the yield. Standby commitments depend upon the issuer’s ability to fulfill its obligation upon demand. Although no definitive creditworthiness criteria are used for this purpose, Invesco reviews the creditworthiness of the banks and other municipal securities dealers from which the Funds obtain standby commitments in order to evaluate those risks.

Derivatives

A derivative is a financial instrument whose value is dependent upon the value of other assets, rates or indices, referred to as “underlying reference assets.” These underlying reference assets may include, among others, commodities, stocks, bonds, interest rates, currency exchange rates or related indices. Derivatives include, among others, swaps, options, futures and forward foreign currency contracts. Some derivatives, such as futures and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as many types of swap agreements, are privately negotiated and entered into in the OTC market. In addition, the Dodd-Frank Wall Street Reform and

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Consumer Protection Act of 2010 (the Dodd-Frank Act) and implementing rules now require certain types of swaps to be traded on public facilities and centrally cleared.

Derivatives may be used for “hedging,” which means that they may be used when the portfolio managers seek to protect the Fund’s investments from a decline in value, which could result from changes in interest rates, market prices, currency fluctuations and other market factors. Derivatives may also be used when the portfolio managers seek to increase liquidity, implement a tax or cash management strategy, invest in a particular stock, bond or segment of the market in a more efficient or less expensive way, modify the characteristics of the Fund’s portfolio investments, for example, duration, and/or to enhance return. However, derivatives are used, their successful use is not assured and will depend upon, among other factors, the portfolio managers’ ability to predict and understand relevant market movements.

Because certain derivatives involve leverage, that is, the amount invested may be smaller than the full economic exposure of the derivative instrument and the Fund could lose more than it invested, federal securities laws, regulations and guidance may require the Fund to earmark assets to reduce the risks associated with derivatives or to otherwise hold instruments that offset the Fund’s current obligations under the derivatives instrument. This process is known as “cover.” A Fund will not enter into any derivative transaction unless it can comply with SEC guidance regarding cover, and, if SEC guidance so requires, a Fund will earmark cash or liquid assets with a value at least sufficient to cover its current obligations under a derivative transaction or otherwise “cover” the transaction in accordance with applicable SEC guidance. If a large portion of a Fund’s assets is used for cover, it could affect portfolio management or the Fund’s ability to meet redemption requests or other current obligations. The leverage involved in certain derivative transactions may result in a Fund’s net asset value being more sensitive to changes in the value of the related investment.

Commodity Exchange Act (CEA) Regulation and Exclusions:

With respect to the Funds, Invesco has claimed an exclusion from the definition of “commodity pool operator” (CPO) under the CEA and the rules of the Commodity Futures Trading Commission (CFTC) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, Invesco is relying upon a related exclusion from the definition of “commodity trading advisor” (CTA) under the CEA and the rules of the CFTC with respect to each of these Funds.

The terms of the CPO exclusion require each Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable forwards, as further described below. Because Invesco and the Funds intend to comply with the terms of the CPO exclusion, a Fund may, in the future, need to adjust its investment strategies, consistent with its investment objective(s), to limit its investments in these types of instruments. The Funds are not intended as vehicles for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved Invesco’s reliance on these exclusions, or these Funds, their investment strategies or this SAI.

Generally, the exclusion from CPO regulation on which Invesco relies requires each Fund to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish each Fund’s positions in commodity interests may not exceed 5% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of each Fund’s commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, each Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, a Fund can no longer satisfy these requirements, Invesco would withdraw its notice claiming an exclusion from the definition of a CPO, and Invesco would

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be subject to registration and regulation as a CPO with respect to the Fund, in accordance with the CFTC rules that allow for substituted compliance with CFTC disclosure and shareholder reporting requirements based on Invesco’s compliance with comparable SEC requirements. However, as a result of CFTC regulation with respect to the Fund, the Fund may incur additional compliance and other expenses.

General risks associated with derivatives:

The use by the Funds of derivatives may involve certain risks, as described below.

Counterparty Risk: The risk that the counterparty under a derivatives agreement will not live up to its obligations, including because of the counterparty’s bankruptcy or insolvency. Certain agreements may not contemplate delivery of collateral to support fully a counterparty’s contractual obligation; therefore, a Fund might need to rely on contractual remedies to satisfy the counterparty’s full obligation. As with any contractual remedy, there is no guarantee that a Fund will be successful in pursuing such remedies, particularly in the event of the counterparty’s bankruptcy. The agreement may allow for netting of the counterparty’s obligations with respect to a specific transaction, in which case a Fund’s obligation or right will be the net amount owed to or by the counterparty. The Fund will not enter into a derivative transaction with any counterparty that Invesco and/or the Sub-Advisers believe does not have the financial resources to honor its obligations under the transaction. Invesco monitors the financial stability of counterparties. Where the obligations of the counterparty are guaranteed, Invesco monitors the financial stability of the guarantor instead of the counterparty. If a counterparty’s creditworthiness declines, the value of the derivative would also likely decline, potentially resulting in losses to a Fund.

A Fund will not enter into a transaction with any single counterparty if the net amount owed or to be received under existing transactions under the agreements with that counterparty would exceed 5% of the Fund’s net assets determined on the date the transaction is entered into or as otherwise permitted by law.

Leverage Risk: Leverage exists when a Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction. A Fund segregates or earmarks assets or otherwise covers transactions that may give rise to leverage. Leverage may cause a Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of some derivatives may result in economic leverage, which does not result in the possibility of a Fund incurring obligations beyond its initial investment, but that nonetheless permits the Fund to gain exposure that is greater than would be the case in an unlevered instrument. The Funds do not segregate or otherwise cover investments in derivatives with economic leverage.

Liquidity Risk: The risk that a particular derivative is difficult to sell or liquidate. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses to the Fund.

Pricing Risk: The risk that the value of a particular derivative does not move in tandem or as otherwise expected relative to the corresponding underlying instruments.

Risks of Potential Increased Regulation of Derivatives: The regulation of derivatives is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with

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which the Funds engage in derivative transactions, may limit or prevent a Fund from using or limit a Fund’s use of these instruments effectively as a part of its investment strategy, and could adversely affect a Fund’s ability to achieve its investment objective. Invesco will continue to monitor developments in the area, particularly to the extent regulatory changes affect a Fund’s ability to enter into desired swap agreements. New requirements, even if not directly applicable to a Fund, may increase the cost of a Fund’s investments and cost of doing business.

Regulatory Risk: The risk that a change in laws or regulations will materially impact a security or market.

Tax Risks: For a discussion of the tax considerations relating to derivative transactions, see “Dividends, Distributions and Tax Matters – Tax Matters – Tax Treatment of Portfolio Transactions.”

General risks of hedging strategies using derivatives:

The use by the Funds of hedging strategies involves special considerations and risks, as described below.

Successful use of hedging transactions depends upon Invesco’s and the Sub-Advisers’ ability to predict correctly the direction of changes in the value of the applicable markets and securities, contracts and/or currencies. While Invesco and the Sub-Advisers are experienced in the use of derivatives for hedging, there can be no assurance that any particular hedging strategy will succeed.

In a hedging transaction, there might be imperfect correlation, or even no correlation, between the price movements of an instrument used for hedging and the price movements of the investments being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. Investors should bear in mind that no Fund is obligated to actively engage in hedging. For example, a Fund may not have attempted to hedge its exposure to a particular foreign currency at a time when doing so might have avoided a loss.

Types of derivatives:

Swaps.

A Fund may engage in certain strategies involving swaps to attempt to manage the risk of its investments or, in certain circumstances, for investment purposes (e.g., as a substitute for investing in securities.)

Generally, swap agreements are contracts between a Fund and another party (the counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, the Fund agrees with its counterparty to exchange the returns (or differentials in returns) and/or cash flows earned or realized on a particular asset such as an equity or debt security, commodity, currency, or interest rate or index, calculated with respect to a “notional amount.” The notional amount is the set amount selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples of

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returns that may be exchanged in a swap agreement are those of a particular security, a particular fixed or variable interest rate, a particular foreign currency, or a “basket” of securities representing a particular index. Swap agreements can also be based on credit and other events. In some cases, such as cross currency swaps, the swap agreement may require delivery (exchange) of the entire notional value of one designated currency for another designated currency.

New swaps regulation. The Dodd-Frank Act and related regulatory developments have imposed comprehensive new regulatory requirements on swaps and swap market participants. The new regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements in swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps, and has completed most of its rules implementing the Dodd-Frank Act swap regulations. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits, but has not yet completed its rulemaking.

Uncleared swaps. In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. In the event that one party to the swap transaction defaults and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the other. An early termination payment may be payable by either the defaulting party or the non-defaulting party, under certain circumstances, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination. Early termination payments may be calculated in various ways, but generally represent the amount that the “in-the-money” party would have to pay to replace the swap as of the date of its termination.

During the term of an uncleared swap, a Fund is usually required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if the swap were terminated on the date in question, including any early termination payments. Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty may be required to pledge cash or other assets to cover its obligations to a Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to a Fund, the amount pledged by the counterparty and available to the Fund may not be sufficient to cover all the amounts due to the Fund and the Fund may sustain a loss.

Currently, the Funds do no typically provide initial margin in connection with uncleared swaps. However, rules requiring both initial and variation margin to be posted by certain market participants for uncleared swaps have been adopted and will become effective as to various market participants over time. When these rules take effect with respect to the Funds, they may be required to post initial margin and variation margin.

Uncleared swaps are not traded on exchanges. As a result, swap participants may not be as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, a Fund is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. The Fund risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency or bankruptcy by a swap counterparty. In such an event, the Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund’s rights as a creditor. If the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses.

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Cleared Swaps. Certain standardized swaps are subject to mandatory central clearing and exchange-trading. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps. The Dodd-Frank Act and related regulatory developments will ultimately require the clearing and exchange-trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant, CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made these swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements.

In a cleared swap, a Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party’s FCM, which must be a member of the clearinghouse that serves as the central counterparty.

When a Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, and are typically calculated as an amount equal to the volatility in market value of the cleared swap over a fixed period, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by the Fund or may be received by the Fund in accordance with margin controls set for such accounts. If the value of the Fund’s cleared swap declines, the Fund will be required to make additional “variation margin” payments to the FCM to settle the change in value. Conversely, if the market value of the Fund’s position increases, the FCM will post additional “Variation Margin” to the Fund’s account. At the conclusion of the term of the swap agreement, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain are paid to the Fund.

Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position, or the central counterparty in a swap contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

With cleared swaps, a Fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with a Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap transactions upon the occurrence of certain events, and can also require increases in margin above the margin that is required at the initiation of the swap agreement.Currently, depending on a number of factors, the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar uncleared swap. However, as noted above, regulators have adopted rules imposing margin requirements on uncleared swaps, which are likely to impose higher margin requirements.

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Finally, a Fund is subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the Fund may be required to break the trade and make an early termination payment to the executing broker.

CFTC rules require the trading and execution of cleared swaps on public trading facilities, which will occur for each category of cleared swaps once one or more trading facilities become accredited and make such category of swaps available to trade. Moving trading to an exchange-type system may increase market transparency and liquidity but may require a Fund to incur increased expenses to access the same types of swaps that it has used in the past. In addition, clearance of swaps may not immediately produce the expected benefits and could, in fact, decrease liquidity until the market becomes comfortable with the clearing process.

Commonly used swap agreements include:

Credit Default Swaps (CDS): A CDS is an agreement between two parties where the first party agrees to make one or more payments to the second party, while the second party assumes the risk of certain defaults, generally a failure to pay or bankruptcy of the issuer on a referenced debt obligation. CDS transactions are typically individually negotiated and structured. A Fund may enter into CDS to create long or short exposure to domestic or foreign corporate debt securities or sovereign debt securities.

A Fund may buy a CDS (buy credit protection). In this transaction the Fund makes a stream of payments based on a fixed interest rate (the premium) over the life of the swap in exchange for a counterparty (the seller) taking on the risk of default of a referenced debt obligation (the Reference Obligation). If a credit event occurs for the Reference Obligation, the Fund would cease making premium payments and it would deliver defaulted bonds to the seller. In return, the seller would pay the notional value of the Reference Obligation to the Fund. Alternatively, the two counterparties may agree to cash settlement in which the seller delivers to the Fund (buyer) the difference between the market value and the notional value of the Reference Obligation. If no event of default occurs, the Fund pays the fixed premium to the seller for the life of the contract, and no other exchange occurs.

Alternatively, a Fund may sell a CDS (sell credit protection). In this transaction the Fund will receive premium payments from the buyer in exchange for taking the risk of default of the Reference Obligation. If a credit event occurs for the Reference Obligation, the buyer would cease to make premium payments to the Fund and deliver the Reference Obligation to the Fund. In return, the Fund would pay the notional value of the Reference Obligation to the buyer. Alternatively, the two counterparties may agree to cash settlement in which the Fund would pay the buyer the difference between the market value and the notional value of the Reference Obligation. If no event of default occurs, the Fund receives the premium payments over the life of the contract, and no other exchange occurs.

Credit Default Index Swaps (CDX): A CDX is a swap on an index of CDS. CDX allow an investor to manage credit risk or to take a position on a basket of credit entities (such as CDS or CMBS) in a more efficient manner than transacting in single name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for payment of the notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. New series of CDX are issued on a regular basis. A Commercial Mortgage-Backed Index (CMBX) is a type of CDX made up of 25 tranches of commercial mortgage-backed securities (See “Debt Instruments – Mortgage-Backed and Asset-Backed Securities”) rather than CDS. Unlike other CDX contracts where credit events are intended to capture an event of default, CMBX involves a pay-as-you-go (PAUG) settlement process designed to capture non-default events that affect the cash flow of the reference obligation. PAUG involves ongoing, two-way payments over the life of a contract between the buyer and the seller of protection and is designed to closely mirror the cash flow of a portfolio of cash commercial mortgage-backed securities.

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Foreign Exchange Swaps: A foreign exchange swap involves an agreement between two parties to exchange two different currencies on a specific date at a fixed rate, and an agreement for the reverse exchange of those two currencies at a later date and at a fixed rate. Foreign exchange swaps were exempted from the definition of “swaps” by the U.S. Treasury and are therefore not subject to many rules under the CEA that apply to swaps, including the mandatory clearing requirement. They are also not considered “commodity interests” for purposes of CEA Regulation and Exclusions, discussed above. However, foreign exchange swaps nevertheless remain subject to the CFTC’s trade reporting requirements, enhanced anti-evasion authority, and strengthened business conduct standards.

Currency Swaps: A currency swap is an agreement between two parties to exchange periodic cash flows on a notional amount of two or more currencies based on the relative value differential between them. Currency swaps typically involve the delivery of the entire notional values of the two designated currencies. In such a situation, the full notional value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Fund may also enter into currency swaps on a net basis, which means the two different currency payment streams under the swap agreement are converted and netted out to a single cash payment in just one of the currencies.

Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These actions could result in losses to a Fund if it is unable to deliver or receive a specified currency or funds in settlement of obligations, including swap transaction obligations. These actions could also have an adverse effect on a Fund’s swap transactions or cause a Fund’s hedging positions to be rendered useless, resulting in full currency exposure as well as incurring unnecessary transaction costs.

Interest Rate Swaps: An agreement between two parties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified principal or notional amount. In other words, Party A agrees to pay Party B a fixed interest rate multiplied by a notional amount and in return Party B agrees to pay Party A a variable interest rate multiplied by the notional amount.

Commodity Swaps. A commodity swap agreement is a contract in which one party agrees to make periodic payments to another party based on the change in market value of a commodity-based underlying instrument (such as a specific commodity or commodity index) in return for periodic payments based on a fixed or variable interest rate or the total return from another commodity-based underlying instrument. In a total return commodity swap, a Fund receives the price appreciation of a commodity index, a portion of a commodity index or a single commodity in exchange for paying an agreed-upon fee.

Total Return Swaps: An agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains.

Volatility and Variance Swaps: A volatility swap involves an exchange between a Fund and a counterparty of periodic payments based on the measured volatility of an underlying security, currency, commodity, interest rate, index or other reference asset over a specified time frame. Depending on the structure of the swap, either the Fund’s or the counterparty’s payment obligation will typically be based on the realized volatility of the reference asset as measured by changes in its price or level over a specified time period while the other party’s payment obligation will be based on a specified rate representing expected volatility for the reference asset at the time the swap is executed, or the measured volatility of a different reference asset over a specified time period. The Fund will typically make or lose money on a volatility swap depending on the magnitude of the reference asset’s volatility, or size of the movements in its price, over a specified time period, rather than general increases or decreases in the price of the reference asset. Volatility swaps are often used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of other investments held by the Fund. Variance swaps are similar to volatility swaps except payments are based on the difference between the implied and measured volatility mathematically squared.

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Inflation Swaps: Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap (with some lag on the referenced inflation index), and the other party pays a compounded fixed rate. Inflation swap agreements may be used to protect the net asset value of a Fund against an unexpected change in the rate of inflation measured by an inflation index. The value of inflation swap agreements is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation.

Swaptions: An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market based “premium.” A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

Swaptions are considered to be swaps for purposes of CFTC regulation. Although they are currently traded OTC, the CFTC may in the future designate certain options on swaps as subject to mandatory clearing and exchange trading.

Options. Each Fund may engage in certain strategies involving options to attempt to manage the risk of their investments and in certain circumstances, for investment (e.g., as a substitute for investing in securities), to speculate on future volatility levels or to decrease the volatility exposure of other investments held by a Fund. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right, but not the obligation, to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option at the exercise price during the term of the option (for American style options or on a specified date for European style options), the security, currency or other instrument underlying the option (or delivery of a cash settlement price, in the case of certain options, such as an index option and other cash-settled options). An option on a CDS or a futures contract (described below) gives the purchaser the right, but not the obligation, to enter into a CDS or assume a position in a futures contract. Option transactions present the possibility of large amounts of exposure (or leverage), which may result in a Fund’s net asset value being more sensitive to changes in the value of the option.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the price volatility of the underlying investment and general market and interest rate conditions.

A Fund may effectively terminate its right or obligation under an option by entering into an offsetting closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option, which is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option, which is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Options may be either listed on an exchange or traded in OTC markets. Listed options are tri-party contracts (i.e., performance of the obligations of the purchaser and seller are guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates and differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time; therefore the Fund may be required to treat some or all OTC options as illiquid securities. Although a Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable

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price prior to exercise or expiration. In the event of insolvency of the dealer, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

Types of Options:

Put Options on Securities: A put option gives the purchaser the right to sell, to the writer, the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration date of the option for American style options or on a specified date for European style options, regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be, at the time of exercise. If the purchaser exercises the put option, the writer of a put option is obligated to buy the underlying security, contract or foreign currency for the exercise price.

Call Options on Securities: A call option gives the purchaser the right to buy, from the writer, the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration of the option (for American style options) or on a specified date (for European style options), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be, at the time of exercise. If the purchaser exercises the call option, the writer of a call option is obligated to sell to and deliver the underlying security, contract or foreign currency to the purchaser of the call option for the exercise price.

Index Options: Index options (or options on securities indices) give the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call or put times a specified multiple (the multiplier), which determines the total dollar value for each point of such difference.

The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities that underlie the index and, as a result, bears the risk that the value of the securities held will not be perfectly correlated with the value of the index.

CDS Options: A CDS option transaction gives the buyer the right, but not the obligation, to enter into a CDS at specified future dates and under specified terms in exchange for paying a market based purchase price or premium. The writer of the option bears the risk of any unfavorable move in the value of the CDS relative to the market value on the exercise date, while the purchaser may allow the option to expire unexercised.

Options on Futures Contracts: Options on futures contracts are similar to options on securities or currencies except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures contract position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures contract margin account.

Pursuant to federal securities laws and regulations, the Fund’s use of futures contracts and options on futures contracts may require the Fund to set aside assets to reduce the risks associated with using futures contracts and options on futures contracts. This process is described in more detail above in the section “Derivatives.”

Option Techniques:

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Writing Options: A Fund may write options to generate additional income and to seek to hedge its portfolio against market or exchange rate movements. As the writer of an option, the Fund may have no control over when the underlying instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the option purchaser may notify the Fund of exercise at any time prior to the expiration of the option (for American style options). In general, options are rarely exercised prior to expiration. Whether or not an option expires unexercised, the writer retains the amount of the premium.

A Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the price it is willing to pay for the underlying security, contract or currency. In return for the premium received for writing a put option, the Fund assumes the risk that the price of the underlying security, contract, or foreign currency will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss.

In return for the premium received for writing a call option on a security the Fund holds, the Fund foregoes the opportunity for profit from a price increase in the underlying security, contract, or foreign currency above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security, contract, or foreign currency decline.

If an option that a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security, contract or currency, held by the Fund during the option period. If a call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security, contract or currency, which will be increased or offset by the premium received. The obligation imposed upon the writer of an option is terminated upon the expiration of the option, or such earlier time at which a Fund effects a closing purchase transaction by purchasing an option (put or call as the case may be) identical to that previously sold.

Purchasing Options: A Fund may purchase a put option on an underlying security, contract or currency owned by the Fund in order to protect against an anticipated decline in the value of the security, contract or currency held by the Fund; or purchase put options on underlying securities, contracts or currencies against which it has written other put options; or speculate on the value of a security, currency, contract, index or quantitative measure. The premium paid for the put option and any transaction costs would reduce any profit realized when the security, contract or currency is delivered upon the exercise of the put option. Conversely, if the underlying security, contract or currency does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost.

A Fund may purchase a call option for the purpose of acquiring the underlying security, contract or currency for its portfolio, or on underlying securities, contracts or currencies against which it has written other call options. The Fund is not required to own the underlying security in order to purchase a call option. If the Fund does not own the underlying position, the purchase of a call option would enable a Fund to acquire the security, contract or currency at the exercise price of the call option plus the premium paid. So long as it holds a call option, rather than the underlying security, contract or currency itself, the Fund is partially protected from any unexpected increase in the market price of the underlying security, contract or currency. If the market price does not exceed the exercise price, the Fund could purchase the security on the open market and could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

Straddles/Spreads/Collars: Each Fund, for hedging purposes or for speculative purposes, may enter into straddles, spreads or collars to adjust the risk and return characteristics of the Funds’ overall position.

Spread and Straddle Options Transactions: In “spread” transactions, a Fund buys and writes a put or buys and writes a call on the same underlying instrument with the options having different exercise prices, expiration dates, or both. In “straddles,” a Fund purchases a put option and a call option or writes a put option and a call option on the same instrument with the same expiration date and typically the same exercise price. When a Fund engages in spread and straddle transactions, it seeks to profit from

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differences in the option premiums paid and received and in the market prices of the related options positions when they are closed out or sold. Because these transactions require the Fund to buy and/or write more than one option simultaneously, the Fund’s ability to enter into such transactions and to liquidate its positions when necessary or deemed advisable may be more limited than if the Fund were to buy or sell a single option. Similarly, costs incurred by the Fund in connection with these transactions will in many cases be greater than if the Fund were to buy or sell a single option.

Option Collars: A Fund also may use option “collars.” A “collar” position combines a put option purchased by the Fund (the right of the Fund to sell a specific security within a specified period) with a call option that is written by the Fund (the right of the counterparty to buy the same security) in a single instrument. The Fund’s right to sell the security is typically set at a price that is below the counterparty’s right to buy the security. Thus, the combined position “collars” the performance of the underlying security, providing protection from depreciation below the price specified in the put option, and allowing for participation in any appreciation up to the price specified by the call option.

Warrants: A warrant gives the holder the right to purchase securities from the issuer at a specific price within a certain time frame and is similar to a call option. The main difference between warrants and call options is that warrants are issued by the company that will issue the underlying security, whereas options are not issued by the company. Young, unseasoned companies often issue warrants to finance their operations.

Rights: Rights are equity securities representing a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public. A stockholder who purchases rights may be able to retain the same ownership percentage after the new stock offering. A right usually enables the stockholder to purchase common stock at a price below the initial offering price. A Fund that purchases a right takes the risk that the right might expire worthless because the market value of the common stock falls below the price fixed by the right.

Futures Contracts: A futures contract is a standard binding agreement to buy or sell a specified amount of a specified security or currency or commodity (or delivery of a cash settlement price, in the case of certain futures such as an index future, Eurodollar Future or volatility future) for a specified price at a designated date, time and place (collectively, futures contracts). A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying instrument or asset called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire the underlying instrument or asset called for by the contract at a specified price on a specified date.

The Funds will enter into futures contracts for hedging purposes only. For example, futures contracts may be sold to protect against a decline in the price of securities or currencies that a Fund owns, or purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase. Additionally, futures contracts may be used to hedge against certain portfolio risks such as interest rate risk, yield curve risk and currency exchange rates.

The Funds will only enter into futures contracts that are traded (either domestically or internationally) on futures exchanges or certain exempt markets, including exempt boards of trade and electronic trading facilities and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the CEA and by the CFTC. Foreign futures exchanges and exempt markets and trading thereon are not regulated by the CFTC and are not subject to the same regulatory controls. In addition, futures contracts that are traded on non-U.S. exchanges or exempt markets may not be as liquid as those purchased on CFTC-designated contract markets. For a further discussion of the risks associated with investments in foreign securities, see “Foreign Investments” above.

Brokerage fees are incurred when a futures contract is bought or sold, and margin deposits must be maintained at all times when a futures contract is outstanding. “Margin” for a futures contracts is the amount of funds that must be deposited by a Fund in order to initiate futures contracts trading and

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maintain its open positions in futures contracts. A margin deposit made when the futures contract is entered (“initial margin”) is intended to ensure the Fund’s performance under the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded and may be significantly modified from time to time by the exchange during the term of the futures contract.

Subsequent payments, called “variation margin,” received from or paid to the FCM through which a Fund enters into the futures contract will be made on a daily basis as the futures price fluctuates making the futures contract more or less valuable, a process known as marking-to-market. When the futures contract is closed out, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain are paid to the Fund and the FCM pays the Fund any excess gain over the margin amount.

There is a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

Closing out an open futures contract is affected by entering into an offsetting futures contract for the same aggregate amount of the identical financial instrument or currency and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the futures contract.

In addition, if a Fund were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments.

Types of Futures Contracts:

Commodity Futures: A commodity futures contract is an exchange-traded contract to buy or sell a particular commodity at a specified price at some time in the future. Commodity futures contracts are highly volatile; therefore, the prices of fund shares may be subject to greater volatility to the extent it invests in commodity futures.

Currency Futures: A currency futures contract is a standardized, exchange-traded contract to buy or sell a particular currency at a specified price at a future date (commonly three months or more). Currency futures contracts may be highly volatile and thus result in substantial gains or losses to the Fund.

A Fund may either exchange the currencies specified at the maturity of a currency futures contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. A Fund may also enter into currency futures contracts that do not provide for physical settlement of the two currencies but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount. Closing transactions with respect to currency futures contracts are usually effected with the counterparty to the original currency futures contract.

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Index Futures: A stock index futures contract is an exchange-traded contract that provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the date specified in the contract and the price agreed upon in the futures contract; no physical delivery of stocks comprising the index is made.

Interest Rate Futures: An interest rate futures contract is an exchange-traded contract in which the specified underlying security is either an interest-bearing fixed income security or an inter-bank deposit. Two examples of common interest rate futures contracts are U.S. Treasury futures and Eurodollar futures contracts. The specified security for U.S. Treasury futures is a U.S. Treasury security. The specified security for Eurodollar futures is the London Interbank Offered Rate (LIBOR), which is a daily reference rate based on the interest rates at which banks offer to lend unsecured funds to other banks in the London wholesale money market.

Dividend Futures: A dividend futures contract is an exchange-traded contract to purchase or sell an amount equal to the total dividends paid by a selected security, basket of securities or index, over a period of time for a specified price that is based on the expected dividend payments from the selected security, basket of securities or index.

Security Futures: A security futures contract is an exchange-traded contract to purchase or sell, in the future, a specified quantity of a security (other than a Treasury security) or a narrow-based securities index at a certain price.

Forward Foreign Currency Contracts. A forward foreign currency contract is an obligation to buy or sell a particular currency in exchange for another currency, which may be U.S. dollars, at a specified price at a future date. Forward foreign currency contracts are typically individually negotiated and privately traded by currency traders and their customers in the interbank market.

A Fund may enter into forward foreign currency contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally.

At the maturity of a forward foreign currency contract, a Fund may either exchange the currencies specified at the maturity of the contract or, prior to maturity, a Fund may enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward foreign currency contracts are usually effected with the counterparty to the original forward contract. A Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies but instead provide for settlement by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

The Funds will comply with guidelines established by the SEC with respect to “cover” requirements of forward foreign currency contracts (See Derivatives above). Generally, with respect to forward foreign currency contracts that are not contractually required to “cash-settle” (i.e., are deliverable), a Fund covers its open positions by setting aside liquid assets equal to the contracts’ full notional value.

Under definitions adopted by the CFTC and SEC, non-deliverable forwards are considered swaps, and therefore are included in the definition of “commodity interests.” Although non-deliverable forwards have historically been traded in the OTC market, as swaps they may in the future be required to be centrally cleared and traded on public facilities. For more information on central clearing and trading of cleared swaps, see “Swaps” and “Risks of Potential Increased Regulation of Derivatives.” Forward foreign currency contracts that qualify as deliverable forwards are not regulated as swaps for most purposes, and are not included in the definition of “commodity interests.” However these forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers. CFTC regulation of

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forward foreign currency contracts, especially non-deliverable forwards, may restrict a Fund’s ability to use these instruments in the manner described above or subject Invesco to CFTC registration and regulation as a CPO.

The cost to a Fund of engaging in forward foreign currency contracts varies with factors such as the currencies involved, the length of the contract period, interest rate differentials and the prevailing market conditions. Because forward foreign currency contracts are usually entered into on a principal basis, no fees or commissions are typically involved. The use of forward foreign currency contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does establish a rate of exchange in advance. While forward foreign currency contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

Receipt of Issuer’s Nonpublic Information

The Adviser or Sub-Advisers (through their portfolio managers, analysts, or other representatives) may receive material nonpublic information about an issuer that may restrict the ability of the Adviser or Sub-Advisers to cause the Funds to buy or sell securities of the issuer on behalf of the Funds for substantial periods of time. This may impact the Funds’ ability to realize profit or avoid loss with respect to the issuer and may adversely affect the Funds’ flexibility with respect to buying or selling securities, potentially impacting Fund performance. For example, activist investors of certain issuers in which the Adviser or Sub-Advisers hold large positions may contact representatives of the Adviser or Sub-Advisers and may disclose material nonpublic information in such communication. The Adviser or Sub-Advisers would be restricted from trading on the basis of such material nonpublic information, limiting their flexibility in managing the Funds and possibly impacting Fund performance.

Cybersecurity Risk

The Funds, like all companies, may be susceptible to operational and information security risks. Cybersecurity failures or breaches of the Funds or their service providers or the issuers of securities in which the Funds invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Funds and their shareholders could be negatively impacted as a result.

Fund Policies

Fundamental Restrictions. Except as otherwise noted below, each Fund is subject to the following investment restrictions, which may be changed only by a vote of such Fund’s outstanding shares. Fundamental restrictions may be changed only by a vote of the lesser of (i) 67% or more of the Fund’s shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares. Any investment restriction that involves a maximum or minimum percentage of securities or assets (other than with respect to borrowing) shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.

(1) The Fund is a “diversified company” as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the 1940 Act Laws and Interpretations) or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the 1940 Act Laws, Interpretations, and Exemptions). In complying with this restriction,

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however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

(2) The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations, and Exemptions.

(3) The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

(4) The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund’s investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments, (iii) with respect to Invesco California Tax-Free Income Fund, municipal obligations, including those issued by the State of California or its political subdivisions, (iv) with respect to Invesco Pennsylvania Tax Free Income Fund, municipal obligations, including those issued by the State of Pennsylvania or its political subdivisions. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

(5) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

(6) The Fund (except for Invesco Pennsylvania Tax Free Income Fund) may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

Invesco Pennsylvania Tax Free Income Fund may not purchase or sell physical commodities except to the extent permitted by the 1940 Act and any other governing statute, and by the rules thereunder, and by the SEC or other regulatory agency with authority over the Fund.

(7) The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

(8) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

(9) The following apply:

(a) Invesco California Tax-Free Income Fund invests, under normal circumstances, at least 80% of its assets in securities that pay interest exempt from federal and California state income taxes.

(b) Invesco Pennsylvania Tax Free Income Fund invests, under normal market conditions, at least 80% of its assets in Pennsylvania municipal securities at the time of investment.

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For purposes of the foregoing, “assets” means net assets, plus the amount of any borrowings for investment purposes, and derivatives and other instruments that have economic characteristics similar to such securities.

The investment restrictions set forth above provide each of the Funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though each of the Funds has this flexibility, the Board has adopted non-fundamental restrictions for each of the Funds relating to certain of these restrictions which Invesco and, when applicable, the Sub-Advisers must follow in managing the Funds. Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board.

Non-Fundamental Restrictions. Non-fundamental restrictions may be changed for any Fund without shareholder approval. The non-fundamental investment restrictions listed below apply to each of the Funds unless otherwise indicated.

(1) In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities and securities issued by other investment companies), if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may purchase securities of other investment companies as permitted by the 1940 Act Laws, Interpretations and Exemptions.

(2) In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

(3) In complying with the fundamental restriction regarding industry concentration, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.

(4) Notwithstanding the fundamental restriction with regard to engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities, the Fund (except for Invesco Pennsylvania Tax Free Income Fund) currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

Each Fund does not consider currencies or other financial commodities or contracts and financial instruments to be physical commodities (which include, for example, oil, precious metals and grains). Accordingly, each Fund will interpret the fundamental restriction and the related non-fundamental restriction to permit the Funds, subject to each Fund’s investment objectives and general investment policies (as stated in the Funds’ prospectuses and herein), to invest directly in foreign currencies and other financial commodities and to purchase, sell or enter into commodity futures contracts and options thereon, foreign currency forward contracts, foreign currency options, currency-, commodity- and financial instrument-related swap agreements, hybrid instruments, interest rate or securities-related or foreign currency-related hedging instruments or other currency-, commodity- or financial instrument-related derivatives, subject to compliance with any applicable provisions of the federal securities or commodities laws. Each Fund also will interpret their fundamental restriction regarding purchasing and selling physical commodities and their related non-fundamental restriction to permit the Funds to invest in exchange-traded funds that invest in physical and/or financial commodities, subject to the limits described in the Funds’ prospectuses and herein.

(5) In complying with the fundamental restriction with regard to making loans, each Fund may lend up to 33 1/3% of its total assets and may lend money to a Fund, on such terms and conditions as the SEC may require in an exemptive order.

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(6) Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, each Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objective, policies, and restrictions as the Fund.

(7) The Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

(8) The following apply:

(a) Invesco S&P 500 Index Fund invests, under normal circumstances, at least 80% of its assets in common stocks of companies included in the S&P 500 Index.

(b) Invesco American Franchise Fund invests, under normal circumstances, at least 80% of its assets in securities of U.S. issuers.

(c) Invesco Small Cap Discovery Fund invests, under normal circumstances, at least 80% of its assets in securities of small-capitalization companies.

(d) Invesco Equity and Income Fund invests, under normal circumstances, at least 80% of its assets in equity and income securities.

For purposes of the foregoing, “assets” means net assets, plus the amount of any borrowings for investment purposes, and derivatives and other instruments that have economic characteristics similar to such securities. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

Portfolio Turnover

For the fiscal years ended August 31, 2016 and 2015, the portfolio turnover rates for each Fund are presented in the table below. Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, changes in trading strategies and execution, market conditions and/or changes in Invesco’s investment outlook.

Fund	2016	2015
Invesco American Franchise Fund	59%	74%
Invesco California Tax-Free Income Fund	7%	12%
Invesco Equally-Weighted S&P 500 Fund	29%	21%
Invesco Equity and Income Fund	93%	69%
Invesco Growth and Income Fund	18%	23%
Invesco Pennsylvania Tax Free Income Fund	12%	13%
Invesco S&P 500 Index Fund	6%	4%
Invesco Small Cap Discovery Fund	39%	63%

Policies and Procedures for Disclosure of Fund Holdings

The Board has adopted policies and procedures with respect to the disclosure of the Funds’ portfolio holdings (the Holdings Disclosure Policy). Invesco and the Board may amend the Holdings Disclosure Policy at any time without prior notice. Details of the Holdings Disclosure Policy and a description of the basis on which employees of Invesco and its affiliates may release information about portfolio securities in certain contexts are provided below.

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Public release of portfolio holdings. The Funds disclose the following portfolio holdings information at www.invesco.com/us.1

Information	Approximate Date of Website Posting	Information Remains Posted on Website
Top ten holdings as of month-end	15 days after month-end	Until replaced with the following month’s top ten holdings

Select holdings included in the Fund’s Quarterly Performance Update	29 days after calendar quarter-end	Until replaced with the following quarter’s Quarterly Performance Update

Complete portfolio holdings as of calendar quarter-end	30 days after calendar quarter-end	For one year

Complete portfolio holdings as of fiscal quarter-end	60-70 days after fiscal quarter-end	For one year

These holdings are listed along with the percentage of the Fund’s net assets they represent. Generally, employees of Invesco and its affiliates may not disclose such portfolio holdings until one day after they have been posted on www.invesco.com/us. You may also obtain the publicly available portfolio holdings information described above by contacting us at 1-800-959-4246.

Selective disclosure of portfolio holdings pursuant to Non-Disclosure Agreement. Employees of Invesco and its affiliates may disclose non-public full portfolio holdings on a selective basis only if Invesco’s U.S. Executive Management Committee (EMC) approves the parties to whom disclosure of non-public full portfolio holdings will be made. The EMC must determine that the proposed selective disclosure will be made for legitimate business purposes of the applicable Fund and is in the best interest of the applicable Fund’s shareholders. In making such determination, the EMC will address any perceived conflicts of interest between shareholders of such Fund and Invesco or its affiliates as part of granting its approval.

The Board exercises continuing oversight of the disclosure of Fund portfolio holdings by (1) overseeing the implementation and enforcement of the Holdings Disclosure Policy and the Invesco Funds’ Code of Ethics by the Chief Compliance Officer (or his designee) of Invesco and the Invesco Funds and (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended)(Advisers Act) that may arise in connection with the Holdings Disclosure Policy. Pursuant to the Holdings Disclosure Policy, the Board reviews the types of situations in which Invesco provides such selective disclosure and approves situations involving perceived conflicts of interest between shareholders of the applicable Fund and Invesco or its affiliates brought to the Board’s attention by Invesco.

Invesco discloses non-public full portfolio holdings information to the following persons in connection with the day-to-day operations and management of the funds advised by Invesco Funds (the Invesco Funds):

•	Attorneys and accountants;

•	Securities lending agents;

•	Lenders to the Invesco Funds;

•	Rating and rankings agencies;

•	Persons assisting in the voting of proxies;

•	Invesco Funds’ custodians;

[1]	To locate the Funds’ portfolio holdings go to www.invesco.com/us. Choose “Individual Investors”, if applicable. Hover over the “Products and Performance” tab, then click on the “Mutual Funds” link. Under “Quick Links”, click on “Prices and Performance” and then click on the “Fund Materials” tab. A link to the Fund’s portfolio holdings is located under the “Holdings” column.

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•	The Invesco Funds’ transfer agent(s) (in the event of a redemption in kind);

•	Pricing services, market makers, or other persons who provide systems or software support in connection with Invesco Funds’ operations (to determine the price of securities held by an Invesco Fund);

•	Financial printers;

•	Brokers identified by the Invesco Funds’ portfolio management team who provide execution and research services to the team; and

•	Analysts hired to perform research and analysis to the Invesco Funds’ portfolio management team.

In many cases, Invesco will disclose current portfolio holdings on a daily basis to these persons. In these situations, Invesco has entered into non-disclosure agreements which provide that the recipient of the portfolio holdings will maintain the confidentiality of such portfolio holdings and will not trade on such information (Non-Disclosure Agreements). Please refer to Appendix B for a list of examples of persons to whom Invesco provides non-public portfolio holdings on an ongoing basis.

Invesco will also disclose non-public portfolio holdings information if such disclosure is required by applicable laws, rules or regulations, or by regulatory authorities having jurisdiction over Invesco and its affiliates or the Invesco Funds.

The Holdings Disclosure Policy provides that Invesco will not request, receive or accept any compensation (including compensation in the form of the maintenance of assets in any Fund or other mutual fund or account managed by Invesco or one of its affiliates) for the selective disclosure of portfolio holdings information.

Disclosure of certain portfolio holdings and related information without Non-Disclosure Agreement. Invesco and its affiliates that provide services to the Funds, the Sub-Advisers and each of their employees may receive or have access to portfolio holdings as part of the day to day operations of the Funds.

From time to time, employees of Invesco and its affiliates may express their views orally or in writing on one or more of the Funds’ portfolio securities or may state that a Fund has recently purchased or sold, or continues to own, one or more securities. The securities subject to these views and statements may be ones that were purchased or sold since a Fund’s most recent quarter-end and therefore may not be reflected on the list of the Fund’s most recent quarter-end portfolio holdings disclosed on the Web site. Such views and statements may be made to various persons, including members of the press, brokers and other financial intermediaries that sell shares of the Funds, shareholders in the applicable Fund, persons considering investing in the applicable Fund or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and other entities for which Invesco or its affiliates provides or may provide investment advisory services. The nature and content of the views and statements provided to each of these persons may differ.

From time to time, employees of Invesco and its affiliates also may provide oral or written information (portfolio commentary) about a Fund, including, but not limited to, how the Fund’s investments are divided among various sectors, industries, countries, investment styles and capitalization sizes, and among stocks, bonds, currencies and cash, security types, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. Invesco may also provide oral or written information (statistical information) about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, alpha, beta, R-squared, coefficient of determination, duration, maturity, information ratio, sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics. This portfolio commentary and statistical information

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about a Fund may be based on the Fund’s portfolio as of the most recent quarter-end or the end of some other interim period, such as month-end. The portfolio commentary and statistical information may be provided to various persons, including those described in the preceding paragraph. The nature and content of the information provided to each of these persons may differ.

Disclosure of portfolio holdings by traders. Additionally, employees of Invesco and its affiliates may disclose one or more of the portfolio securities of a Fund when purchasing and selling securities through broker-dealers, requesting bids on securities, obtaining price quotations on securities, or in connection with litigation involving the Funds’ portfolio securities. Invesco does not enter into formal Non-Disclosure Agreements in connection with these situations; however, the Funds would not continue to conduct business with a person who Invesco believed was misusing the disclosed information.

Disclosure of portfolio holdings of other Invesco-managed products. Invesco and its affiliates manage products sponsored by companies other than Invesco, including investment companies, offshore funds, and separate accounts. In many cases, these other products are managed in a similar fashion to certain Invesco Funds and thus have similar portfolio holdings. The sponsors of these other products managed by Invesco and its affiliates may disclose the portfolio holdings of their products at different times than Invesco discloses portfolio holdings for the Funds.

Invesco provides portfolio holdings information for portfolios of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the Insurance Funds) to insurance companies whose variable annuity and variable life insurance accounts invest in the Insurance Funds (Insurance Companies). Invesco may disclose portfolio holdings information for the Insurance Funds to Insurance Companies with which Invesco has entered into Non-Disclosure Agreements up to five days prior to the scheduled dates for Invesco’s disclosure of similar portfolio holdings information for other Invesco Funds at www.invesco.com/us. Invesco provides portfolio holdings information for the Insurance Funds to such Insurance Companies to allow them to disclose this information on their Web sites at approximately the same time that Invesco discloses portfolio holdings information for the other Invesco Funds on its Web site.

Invesco manages the Insurance Funds in a similar fashion to certain other Invesco Funds and thus the Insurance Funds and such other Invesco Funds have similar portfolio holdings. Invesco does not disclose the portfolio holdings information for the Insurance Funds on its Web site, and not all Insurance Companies disclose this information on their Web sites.

MANAGEMENT OF THE TRUST

Board of Trustees

The Trustees and officers of the Trust, their principal occupations during at least the last five years and certain other information concerning them are set forth in Appendix C.

Qualifications and Experience. In addition to the information set forth in Appendix C, the following sets forth additional information about the qualifications and experiences of each of the Trustees.

Interested Persons

Martin L. Flanagan, Trustee

Martin L. Flanagan has been a member of the Board of Trustees of the Invesco Funds since 2007. Mr. Flanagan is president and chief executive officer of Invesco Ltd., a position he has held since August 2005. He is also a member of the Board of Directors of Invesco Ltd.

Mr. Flanagan joined Invesco, Ltd. from Franklin Resources, Inc., where he was president and co-chief executive officer from January 2004 to July 2005. Previously he had been Franklin’s co-president

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from May 2003 to January 2004, chief operating officer and chief financial officer from November 1999 to May 2003, and senior vice president and chief financial officer from 1993 until November 1999.

Mr. Flanagan served as director, executive vice president and chief operating officer of Templeton, Galbraith & Hansberger, Ltd. before its acquisition by Franklin in 1992. Before joining Templeton in 1983, he worked with Arthur Andersen & Co.

Mr. Flanagan is a chartered financial analyst and a certified public accountant. He serves as vice chairman of the Investment Company Institute and a member of the executive board at the SMU Cox School of Business.

The Board believes that Mr. Flanagan’s long experience as an executive in the investment management area benefits the Funds.

Philip A. Taylor, Trustee

Philip A. Taylor has been a member of the Board of Trustees of the Invesco Funds since 2006. Mr. Taylor has headed Invesco’s North American retail business as Senior Managing Director of Invesco Ltd. since April 2006. He previously served as chief executive officer of Invesco Trimark Investments since January 2002.

Mr. Taylor joined Invesco in 1999 as senior vice president of operations and client services and later became executive vice president and chief operating officer.

Mr. Taylor was president of Canadian retail broker Investors Group Securities from 1994 to 1997 and managing partner of Meridian Securities, an execution and clearing broker, from 1989 to 1994. He held various management positions with Royal Trust, now part of Royal Bank of Canada, from 1982 to 1989. He began his career in consumer brand management in the U.S. and Canada with Richardson-Vicks, now part of Procter & Gamble.

The Board believes that Mr. Taylor’s long experience in the investment management business benefits the Funds.

Independent Trustees

Bruce L. Crockett, Trustee and Chair

Bruce L. Crockett has been a member of the Board of Trustees of the Invesco Funds since 1978, and has served as Independent Chair of the Board of Trustees and their predecessor funds since 2004.

Mr. Crockett has more than 30 years of experience in finance and general management in the banking, aerospace and telecommunications industries. From 1992 to 1996, he served as president, chief executive officer and a director of COMSAT Corporation, an international satellite and wireless telecommunications company.

Mr. Crockett has also served, since 1996, as chairman of Crockett Technologies Associates, a strategic consulting firm that provides services to the information technology and communications industries. Mr. Crockett also serves on the Board of ALPS (Attorneys Liability Protection Society) and Ferroglobe PLC (metallurgical company) and he is a life trustee of the University of Rochester Board of Trustees. He is a member of the Audit Committee of Ferroglobe PLC.

The Board of Trustees elected Mr. Crockett to serve as its Independent Chair because of his extensive experience in managing public companies and familiarity with investment companies.

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David C. Arch, Trustee

David C. Arch has been a member of the Board of Trustees of the Invesco Funds and their predecessor funds since 2010. From 1984 to 2010, Mr. Arch served as Director or Trustee of investment companies in the Van Kampen Funds complex.

Mr. Arch is the Chairman of Blistex Inc., a consumer health care products manufacturer. Mr. Arch is a member of the Board of the Illinois Manufacturers’ Association and a member of the World Presidents’ Organization.

The Board believes that Mr. Arch’s experience as the CEO of a public company and his experience with investment companies benefits the Funds.

James T. Bunch, Trustee

James T. Bunch has been a member of the Board of Trustees of the Invesco Funds since 2000.

From 1988 to 2010, Mr. Bunch was Founding Partner of Green Manning & Bunch, Ltd., an investment banking firm previously located in Denver, Colorado. Mr. Bunch began his professional career as a practicing attorney. He joined the prominent Denver-based law firm of Davis Graham & Stubbs in 1970 and later rose to the position of Chairman and Managing Partner of the firm.

At various other times during his career, Mr. Bunch has served as Chair of the National Association of Securities Dealers, Inc. (NASD) Business District Conduct Committee, and Chair of the Colorado Bar Association Ethics Committee.

In June 2010, Mr. Bunch became the Managing Member of Grumman Hill Group LLC, a family office private equity investment manager.

The Board believes that Mr. Bunch’s experience as an investment banker and investment management lawyer benefits the Funds.

Jack M. Fields, Trustee

Jack M. Fields has been a member of the Board of Trustees of the Invesco Funds since 1997.

Mr. Fields served as a member of Congress, representing the 8th Congressional District of Texas from 1980 to 1997. As a member of Congress, Mr. Fields served as Chairman of the House Telecommunications and Finance Subcommittee, which has jurisdiction and oversight of the Federal Communications Commission and the SEC. Mr. Fields co-sponsored the National Securities Markets Improvements Act of 1996, and played a leadership role in enactment of the Securities Litigation Reform Act.

Mr. Fields currently serves as Chief Executive Officer of the Twenty-First Century Group, Inc. in Washington, D.C., a bipartisan Washington consulting firm specializing in Federal government affairs.

Mr. Fields also served as a Director of Insperity, Inc. (formerly known as Administaff), a premier professional employer organization with clients nationwide until 2015. In addition, Mr. Fields sits on the Board of Discovery Learning Alliance, a nonprofit organization dedicated to providing educational resources to people in need around the world through the use of technology.

The Board believes that Mr. Fields’ experience in the House of Representatives, especially concerning regulation of the securities markets, benefits the Funds.

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Cynthia Hostetler, Trustee

Cynthia Hostetler is currently a member of the board of directors/trustees of the Vulcan Materials Company, a public company engaged in the production and distribution of construction materials, Trilinc Global Impact Fund LLC, a publicly registered non-traded limited liability company that invests in a diversified portfolio of private debt instruments, and the Aberdeen Investment Funds, a mutual fund complex. Previously, Ms. Hostetler served as a member of the board of directors of Edgen Group Inc., a public company that provides products and services to energy and construction companies, from 2012 to 2013, prior to its sale to Sumitomo.

From 2001 to 2009 Ms. Hostetler served as Head of Investment Funds and Private Equity at Overseas Private Investment Corporation (“OPIC”), a government agency that supports US investment in the emerging markets. Ms. Hostetler oversaw a multi-billion dollar investment portfolio in private equity funds. Prior to joining OPIC, Ms. Hostetler served as President and member of the board of directors of First Manhattan Bancorporation, a bank holding company, and its largest subsidiary, First Savings Bank, from 1991 to 2001.

The Board believes that Ms. Hostetler’s knowledge of financial services and investment management, her experience as a director of other companies, including a mutual fund complex, her legal background, and other professional experience gained through her prior employment benefit the Funds.

Dr. Eli Jones, Trustee

Dr. Eli Jones has been a member of the Board of Trustees of the Invesco Funds since 2016.

Dr. Jones is the dean of the Mays Business School at Texas A&M University and holder of the Peggy Pitman Mays Eminent Scholar Chair in Business. Dr. Jones has served as a director of Insperity, Inc. since April 2004 and is chair of the Compensation Committee and a member of the Nominating and Corporate Governance Committee. Prior to his current position, from 2012-2015, Dr. Jones was the dean of the Sam M. Walton College of Business at the University of Arkansas and holder of the Sam M. Walton Leadership Chair in Business. Prior to joining the faculty at the University of Arkansas, he was dean of the E. J. Ourso College of Business and Ourso Distinguished Professor of Business at Louisiana State University from 2008 to 2012; professor of marketing and associate dean at the C.T. Bauer College of Business at the University of Houston from 2007 to 2008; an associate professor of marketing from 2002 to 2007; and an assistant professor from 1997 until 2002. He taught at Texas A&M University for several years before joining the faculty of the University of Houston. Dr. Jones served as the executive director of the Program for Excellence in Selling and the Sales Excellence Institute at the University of Houston from 1997 to 2007. Before becoming a professor, he worked in sales and sales management for three Fortune 100 companies: Quaker Oats, Nabisco, and Frito-Lay. Dr. Jones is a past director of Arvest Bank. He received his Bachelor of Science degree in journalism in 1982, his MBA in 1986 and his Ph.D. in 1997, all from Texas A&M University.

The Board believes that Dr. Jones’ experience in academia and his experience in marketing benefits the Funds.

Dr. Prema Mathai-Davis, Trustee

Dr. Prema Mathai-Davis has been a member of the Board of Trustees of the Invesco Funds since 1998.

Prior to her retirement in 2000, Dr. Mathai-Davis served as Chief Executive Officer of the YWCA of the USA. Prior to joining the YWCA, Dr. Mathai-Davis served as the Commissioner of the New York City Department for the Aging. She was a Commissioner of the Metropolitan Transportation Authority of New York, the largest regional transportation network in the U.S. Dr. Mathai-Davis also serves as a Trustee of the YWCA Retirement Fund, the first and oldest pension fund for women, and on the advisory

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board of the Johns Hopkins Bioethics Institute. Dr. Mathai-Davis was the president and chief executive officer of the Community Agency for Senior Citizens, a non-profit social service agency that she established in 1981. She also directed the Mt. Sinai School of Medicine-Hunter College Long-Term Care Gerontology Center, one of the first of its kind.

The Board believes that Dr. Mathai-Davis’ extensive experience in running public and charitable institutions benefits the Funds.

Teresa M. Ressel, Trustee

Teresa M. Ressel has previously served across both the private sector and the U.S. government. Formerly, Ms. Ressel served from 2004 to 2012 in various capacities at UBS AG, including most recently as Chief Executive Officer of UBS Securities LLC, a broker-dealer division of UBS Investment Bank, and Group Chief Operating Officer of the Americas group at UBS AG. In these roles, Ms. Ressel managed a broad array of operational risk controls, supervisory control, regulatory, compliance, and logistics functions covering the United States and Canada, as well as banking activities covering the Americas.

Between 2001 and 2004, Ms. Ressel served at the U.S. Treasury first as Deputy Assistant Secretary for Management and Budget and then as Assistant Secretary for Management and Chief Financial Officer. Ms. Ressel was confirmed by the U.S. Senate and handles a broad array of management duties including finance & accounting, operational risk, audit and performance measurement along with information technology and infrastructure security.

Ms. Ressel currently serves as a member of the board of directors and as a member of the audit committee of ON Semiconductor Corporation, a publicly traded technology company. Ms. Ressel currently chairs their Corporate Governance and Nominating Committee. ON Semiconductor is a leading supplier of semiconductor-based solutions, many of which reduce global energy use. She has served on the ON Semiconductor board since 2012.

Ms. Ressel also currently serves as a member of the board of directors at Atlantic Power, a publicly traded company which owns and operates a diverse fleet of power generation across the United States and Canada. She serves on the audit committee and compensation committee and has been on the Atlantic Power board since 2014.

The Board believes that Ms. Ressel’s risk management and financial experience in both the private and public sectors benefits the Funds.

Dr. Larry Soll, Trustee

Dr. Larry Soll has been a member of the Board of Trustees of the Invesco Funds since 1997.

Formerly, Dr. Soll was Chairman of the Board (1987 to 1994), Chief Executive Officer (1982 to 1989; 1993 to 1994) and President (1982 to 1989) of Synergen Corp., a public company, and in such capacities supervised the activities of the Chief Financial Officer. Dr. Soll also has served as a director of three other public companies and as treasurer of a non-profit corporation. Dr. Soll currently serves as a trustee and a member of the Audit Committee of each of the funds within the Invesco Funds.

The Board believes that Dr. Soll’s experience as a chairman of a public company benefits the Funds.

Ann Barnett Stern, Trustee

Ann Barnett Stern is currently the President and Chief Executive Officer of Houston Endowment Inc., a private philanthropic institution. She has served in this capacity since 2012. Formerly, Ms. Stern served in various capacities at Texas Children’s Hospital from 2003 to 2012, including General Counsel and Executive Vice President.

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Ms. Stern is also currently a member of the Dallas Board of the Federal Reserve Bank of Dallas, a role she has held since 2013.

The Board believes that Ms. Stern’s knowledge of financial services and investment management and her experience as a director, and other professional experience gained through her prior employment benefit the Funds.

Raymond Stickel, Jr., Trustee

Raymond Stickel, Jr. has been a member of the Board of Trustees of the Invesco Funds since 2005.

Mr. Stickel retired after a 35-year career with Deloitte & Touche. For the last five years of his career, he was the managing partner of the investment management practice for the New York, New Jersey and Connecticut region. In addition to his management role, he directed audit and tax services for several mutual fund clients.

Mr. Stickel began his career with Touche Ross & Co. (the Firm) in Dayton, Ohio, became a partner in 1976 and managing partner of the office in 1985. He also started and developed an investment management practice in the Dayton office that grew to become a significant source of investment management talent for the Firm. In Ohio, he served as the audit partner on numerous mutual funds and on public and privately held companies in other industries. Mr. Stickel has also served on the Firm’s Accounting and Auditing Executive Committee.

The Board believes that Mr. Stickel’s experience as a partner in a large accounting firm working with investment managers and investment companies, and his status as an Audit Committee Financial Expert, benefits the Funds.

Robert C. Troccoli, Trustee

Robert C. Troccoli has been a member of the Board of Trustees of the Invesco Funds since 2016.

Mr. Troccoli retired in 2010 after a 39-year career with KPMG LLP. Since 2013 he has been an adjunct professor at the University of Denver’s Daniels College of Business.

Mr. Troccoli’s leadership roles during his career with KPMG included managing partner and partner in charge of the Denver office’s Financial Services Practice. He served regulated investment companies, investment advisors, private partnerships, private equity funds, sovereign wealth funds, and financial services companies. Toward the end of his career, Mr. Troccoli was a founding member of KPMG’s Private Equity Group in New York City, where he served private equity firms and sovereign wealth funds. Mr. Troccoli also served mutual fund clients along with several large private equity firms as Global Lead Partner of KPMG’s Private Equity Group.

The Board believes that Mr. Troccoli’s experience as a partner in a large accounting firm and his knowledge of investment companies, investment advisors, and private equity firms benefits the Funds.

Christopher L. Wilson, Trustee

Christopher L. Wilson started a career in the investment management business in 1980. From 2004 to 2009, Mr. Wilson served as President and Chief Executive Officer of Columbia Funds, a mutual fund complex with over $350 billion in assets. Mr. Wilson is currently a Managing Partner of CT2, LLC, an early stage investing and consulting firm for start-up companies. He has served in this capacity since 2009.

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From 2014 to 2016, Mr. Wilson served as a member of the Board of Directors of the mutual fund company managed by TDAM USA Inc., an affiliate of TD Bank, N.A.

Mr. Wilson also currently serves as a member of the Board of Directors of ISO New England, Inc., the company that establishes the wholesale electricity market and manages the electrical power grid in New England. Mr. Wilson is currently the chair of the Audit and Finance Committee, which also oversees cybersecurity, and a member of the systems planning committee of ISO-NE, Inc. He previously served as chair of the Human Resources and Compensation Committee and was a member of the Markets Committee. He has served on the ISO New England, Inc. board since 2011.

The Board believes that Mr. Wilson’s knowledge of financial services and investment management, his experience as a director and audit committee member of other companies, including a mutual fund company, and other professional experience gained through his prior employment benefit the Funds.

Management Information

The Trustees have the authority to take all actions that they consider necessary or appropriate in connection with management of the Trust, including, among other things, approving the investment objectives, investment policies and fundamental investment restrictions for the Funds. The Trust has entered into agreements with various service providers, including the Funds’ investment advisers, administrator, transfer agent, distributor and custodians, to conduct the day-to-day operations of the Funds. The Trustees are responsible for selecting these service providers, approving the terms of their contracts with the Funds, and exercising general oversight of these arrangements on an ongoing basis.

Certain Trustees and officers of the Trust are affiliated with Invesco and Invesco Ltd., the parent corporation of Invesco. All of the Trust’s executive officers hold similar offices with some or all of the other Trusts.

Leadership Structure and the Board of Trustees. The Board is currently composed of fifteen Trustees, including thirteen Trustees who are not “interested persons” of the Funds, as that term is defined in the 1940 Act (collectively, the Independent Trustees and each, an Independent Trustee). In addition to eight regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. As discussed below, the Board has established five standing committees – the Audit Committee, the Compliance Committee, the Governance Committee, the Investments Committee and the Valuation, Distribution and Proxy Oversight Committee (the Committees), to assist the Board in performing its oversight responsibilities.

The Board has appointed an Independent Trustee to serve in the role of Chairman. The Chairman’s primary role is to preside at meetings of the Board and act as a liaison with the Adviser and other service providers, officers, including the Senior Officer of the Trust, attorneys, and other Trustees between meetings. The Chairman also participates in the preparation of the agenda for the meetings of the Board, is active with mutual fund industry organizations, and may perform such other functions as may be requested by the Board from time to time. Except for any duties specified pursuant to the Trust’s Declaration of Trust or By-laws, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board generally.

The Board believes that its leadership structure, including having an Independent Trustee as Chairman, allows for effective communication between the Trustees and management, among the Trustees and among the Independent Trustees. The existing Board structure, including its Committee structure, provides the Independent Trustees with effective control over Board governance while also allowing them to receive and benefit from insight from the two interested Trustees who are active officers of the Funds’ investment adviser. The Board’s leadership structure promotes dialogue and debate, which

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the Board believes allows for the proper consideration of matters deemed important to the Funds and their shareholders and results in effective decision-making.

Risk Oversight. The Board considers risk management issues as part of its general oversight responsibilities throughout the year at its regular meetings and at regular meetings of its Committees. Invesco prepares regular reports that address certain investment, valuation and compliance matters, and the Board as a whole or the Committees also receive special written reports or presentations on a variety of risk issues at the request of the Board, a Committee or the Senior Officer.

The Audit Committee is apprised by, and discusses with, management its policies on risk assessment and risk management. Such discussion includes a discussion of the guidelines governing the process by which risks are assessed and managed and an identification of each Fund’s major financial risk exposures. In addition, the Audit Committee meets regularly with representatives of Invesco Ltd.’s internal audit group to review reports on their examinations of functions and processes within Invesco that affect the Funds.

The Compliance Committee receives regular compliance reports prepared by Invesco’s compliance group and meets regularly with the Fund’s Chief Compliance Officer (CCO) to discuss compliance issues, including compliance risks. The Compliance Committee has recommended and the Board has adopted compliance policies and procedures for the Funds and for the Funds’ service providers. The compliance policies and procedures are designed to detect, prevent and correct violations of the federal securities laws.

The Governance Committee monitors the composition of the Board and each of its Committees and monitors the qualifications of the Trustees to ensure adherence to certain governance undertakings applicable to the Funds. In addition, the Governance Committee oversees an annual self-assessment of the Board and addresses governance risks, including insurance and fidelity bond matters, for the Trust.

The Investments Committee and its sub-committees receive regular written reports describing and analyzing the investment performance of the Funds. In addition, Invesco’s Chief Investment Officers and the portfolio managers of the Funds meet regularly with the Investments Committee or its sub-committees to discuss portfolio performance, including investment risk, such as the impact on the Funds of investments in particular types of securities or instruments, such as derivatives. To the extent that a Fund changes a particular investment strategy that could have a material impact on the Fund’s risk profile, the Board generally is consulted in advance with respect to such change.

The Valuation, Distribution and Proxy Oversight Committee monitors fair valuation of portfolio securities based on management reports that include explanations of the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid securities in Fund portfolios.

Committee Structure

The members of the Audit Committee are Messrs. Arch, Bunch, Crockett, Stickel (Chair), Troccoli (Vice Chair), Mss. Hostetler and Ressel and Dr. Soll. The Audit Committee performs a number of functions with respect to the oversight of the Funds’ accounting and financial reporting, including: (i) assisting the Board with its oversight of the qualifications, independence and performance of the independent registered public accountants; (ii) appointing independent registered public accountants for the Funds; (iii) to the extent required, pre-approving certain audit and permissible non-audit services; (iv) overseeing the financial reporting process for the Funds; and (v) assisting the Board with its oversight of the integrity of the Funds’ financial statements and compliance with legal and regulatory requirements. During the fiscal year ended August 31, 2016, the Audit Committee held twelve meetings.

The members of the Compliance Committee are Messrs. Arch (Vice Chair), Bunch, Stickel, Troccoli and Wilson, Ms. Ressel and Dr. Soll (Chair). The Compliance Committee performs a number of functions with respect to compliance matters, including: (i) if requested by the Board, reviewing and

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making recommendations concerning the qualifications, performance and compensation of the Funds’ Chief Compliance Officer and Senior Officer; (ii) reviewing recommendations and reports made by the Chief Compliance Officer or Senior Officer of the Funds regarding compliance matters; (iii) overseeing compliance policies and procedures of the Funds and their service providers; and (iv) overseeing potential conflicts of interest that are reported to the Compliance Committee by Invesco, the Chief Compliance Officer, or the Senior Officer. During the fiscal year ended August 31, 2016, the Compliance Committee held five meetings.

The members of the Governance Committee are Messrs. Crockett and Fields (Chair), Mss. Hostetler and Stern and Drs. Jones and Mathai-Davis (Vice Chair). The Governance Committee performs a number of functions with respect to governance, including: (i) nominating persons to serve as Independent Trustees and as members of each Committee, and nominating the Chair of the Board and the Chair and Vice Chair of each Committee; (ii) reviewing and making recommendations to the full Board regarding the size and composition of the Board and the compensation payable to the Independent Trustees; and (iii) overseeing the annual self-evaluation of the performance of the Board and its Committees. During the fiscal year ended August 31, 2016, the Governance Committee held six meetings.

The Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and (ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. Notice procedures set forth in the Trust’s bylaws require that any shareholder of a Fund desiring to nominate a candidate for election at a shareholder meeting must provide certain information about itself and the candidate, and must submit to the Trust’s Secretary the nomination in writing not later than the close of business on the later of the 90th day, nor earlier than the close of business on the 120th day, prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date or if the Trust has not previously held an annual meeting, notice by the Shareholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made by the Trust.

The members of the Investments Committee are Messrs. Arch (Vice Chair), Bunch (Chair), Crockett, Fields, Flanagan, Stickel, Taylor, Troccoli (Vice Chair) and Wilson, Mss. Hostetler, Ressel and Stern and Drs. Jones (Vice Chair), Mathai-Davis and Soll. The Investments Committee’s primary purposes are to assist the Board in its oversight of the investment management services provided by Invesco and the Sub-Advisers and to periodically review Fund performance information. During the fiscal year ended August 31, 2016, the Investments Committee held six meetings.

The Investments Committee has established three Sub-Committees and delegated to the Sub-Committees responsibility for, among other matters: (i) reviewing the performance of the Funds that have been assigned to a particular Sub-Committee (for each Sub-Committee, the Designated Funds), unless the Investments Committee takes such action directly; and (ii) reviewing with the applicable portfolio managers from time to time the investment objective(s), policies, strategies, risks and limitations of the Designated Funds.

The members of the Valuation, Distribution and Proxy Oversight Committee are Messrs. Fields, and Wilson, Ms. Stern and Drs. Jones (Vice Chair) and Mathai-Davis (Chair). The Valuation, Distribution and Proxy Oversight Committee performs a number of functions with respect to valuation, distribution and proxy voting, including: (i) reviewing reports and making recommendations to the full Board regarding the Funds’ valuation and liquidity methods and determinations, and annually approving and making recommendations to the full Board regarding pricing procedures and procedures for determining the liquidity of securities; (ii) reviewing Invesco’s annual report evaluating the pricing vendors, and approving

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and recommending that the full Board approve changes to pricing vendors and pricing methodologies; (iii) reviewing reports and making recommendations to the full Board regarding mutual fund distribution and marketing channels and expenditures; and (iv) reviewing reports and making recommendations to the full Board regarding proxy voting guidelines, policies and procedures. During the fiscal year ended August 31, 2016, the Valuation, Distribution and Proxy Oversight Committee held six meetings.

Trustee Ownership of Fund Shares

The dollar range of equity securities beneficially owned by each trustee (i) in the Funds and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the Invesco Funds complex, is set forth in Appendix C.

Compensation

Each Trustee who is not affiliated with Invesco is compensated for his or her services according to a fee schedule that recognizes the fact that such Trustee also serves as a Trustee of other Invesco Funds. Each such Trustee receives a fee, allocated among the Invesco Funds for which he or she serves as a Trustee that consists of an annual retainer component and a meeting fee component. The Chair of the Board and of each Committee and Sub-Committee receive additional compensation for their services.

Information regarding compensation paid or accrued for each Trustee of the Trust who was not affiliated with Invesco during the year ended December 31, 2016 is found in Appendix D. Appendix D also provides information regarding compensation paid to Russell Burk, the Funds’ Senior Vice President and Senior Officer, during the year ended December 31, 2016.

Retirement Policy

The Trustees have adopted a retirement policy that permits each Trustee to serve until December 31 of the year in which the Trustee turns 75.

Pre-Amendment Retirement Plan For Trustees

The Trustees have adopted a Retirement Plan for the Trustees who are not affiliated with the Adviser. A description of the pre-amendment Retirement Plan follows. Annual retirement benefits are available from the Funds and/or the other Invesco Funds for which a Trustee serves (each, a Covered Fund), for each Trustee who is not an employee or officer of the Adviser, who either (a) became a Trustee prior to December 1, 2008, and who has at least five years of credited service as a Trustee (including service to a predecessor fund) of a Covered Fund, or (b) was a member of the Board of Trustees of a Van Kampen Fund immediately prior to June 1, 2010 (Former Van Kampen Trustee), and has at least one year of credited service as a Trustee of a Covered Fund after June 1, 2010.

For Trustees other than Former Van Kampen Trustees, effective January 1, 2006, for retirements after December 31, 2005, the retirement benefits will equal 75% of the Trustee’s annual retainer paid to or accrued by any Covered Fund with respect to such Trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the Trustee. The amount of the annual retirement benefit does not include additional compensation paid for Board meeting fees or compensation paid to the Chair of the Board and the Chairs and Vice Chairs of certain Board committees, whether such amounts are paid directly to the Trustee or deferred. The annual retirement benefit is payable in quarterly installments for a number of years equal to the lesser of (i) sixteen years or (ii) the number of such Trustee’s credited years of service. If a Trustee dies prior to receiving the full amount of retirement benefits, the remaining payments will be made to the deceased Trustee’s designated beneficiary for the same length of time that the Trustee would have received the payments based on his or her service or, if the Trustee has elected, in a discounted lump sum payment. A Trustee must have attained the age of 65 (60 in the event of disability) to receive any retirement benefit. A Trustee may make an irrevocable election to commence

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payment of retirement benefits upon retirement from the Board before age 72; in such a case, the annual retirement benefit is subject to a reduction for early payment.

If the Former Van Kampen Trustee completes at least 10 years of credited service after June 1, 2010, the retirement benefit will equal 75% of the Former Van Kampen Trustee’s annual retainer paid to or accrued by any Covered Fund with respect to such Trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and such Trustee. The amount of the annual retirement benefit does not include additional compensation paid for Board meeting fees or compensation paid to the Chair of the Board and the Chairs and Vice Chairs of certain Board committees, whether such amounts are paid directly to the Trustee or deferred. The annual retirement benefit is payable in quarterly installments for 10 years beginning after the later of the Former Van Kampen Trustee’s termination of service or attainment of age 72 (or age 60 in the event of disability or immediately in the event of death). If a Former Van Kampen Trustee dies prior to receiving the full amount of retirement benefits, the remaining payments will be made to the deceased Trustee’s designated beneficiary or, if the Trustee has elected, in a discounted lump sum payment.

If the Former Van Kampen Trustee completes less than 10 years of credited service after June 1, 2010, the retirement benefit will be payable at the applicable time described in the preceding paragraph, but will be paid in two components successively. For the period of time equal to the Former Van Kampen Trustee’s years of credited service after June 1, 2010, the first component of the annual retirement benefit will equal 75% of the compensation amount described in the preceding paragraph. Thereafter, for the period of time equal to the Former Van Kampen Trustee’s years of credited service after June 1, 2010, the second component of the annual retirement benefit will equal the excess of (x) 75% of the compensation amount described in the preceding paragraph, over (y) $68,041 plus an interest factor of 4% per year compounded annually measured from June 1, 2010 through the first day of each year for which payments under this second component are to be made. In no event, however, will the retirement benefits under the two components be made for a period of time greater than 10 years. For example, if the Former Van Kampen Trustee completes 7 years of credited service after June 1, 2010, he or she will receive 7 years of payments under the first component and thereafter 3 years of payments under the second component, and if the Former Van Kampen Trustee completes 4 years of credited service after June 1, 2010, he or she will receive 4 years of payments under the first component and thereafter 4 years of payments under the second component.

Amendment of Retirement Plan and Conversion to Defined Contribution Plan

The Trustees approved an amendment to the Retirement Plan to convert it to a defined contribution plan for active Trustees (the Amended Plan). Under the Amended Plan, the benefit amount was amended for each active Trustee to the present value of the Trustee’s existing retirement plan benefit as of December 31, 2013 (the Existing Plan Benefit) plus the present value of retirement benefits expected to be earned under the Retirement Plan through the end of the calendar year in which the Trustee attained age 75 (the Expected Future Benefit and, together with the Existing Plan Benefit, the Accrued Benefit). On the conversion date, the Covered Funds established bookkeeping accounts in the amount of their pro rata share of the Accrued Benefit, which is deemed to be invested in one or more Invesco Funds selected by the participating Trustees. Such accounts will be adjusted from time to time to reflect deemed investment earnings and losses. Each Trustee’s Accrued Benefit is not funded and, with respect to the payments of amounts held in the accounts, the participating Trustees have the status of unsecured creditors of the Covered Funds. Trustees will be paid the adjusted account balance under the Amended Plan in quarterly installments for the same period as described above.

Deferred Compensation Agreements

Three retired Trustees, as well as Messrs. Crockett, Fields and Dr. Mathai-Davis (for purposes of this paragraph only, the Deferring Trustees) have each executed a Deferred Compensation Agreement (collectively, the Compensation Agreements). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the

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Funds, and such amounts are placed into a deferral account and deemed to be invested in one or more Invesco Funds selected by the Deferring Trustees.

Distributions from these deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Funds and of each other Invesco Fund from which they are deferring compensation.

Purchase of Class A Shares of the Funds at Net Asset Value

The Trustees and certain other affiliated persons of the Trust may purchase Class A shares of the Invesco Funds without paying an initial sales charge. Invesco Distributors permits such purchases because there is a reduced sales effort involved in sales to such purchasers, thereby resulting in relatively low expenses of distribution.

Purchases of Class Y Shares of the Funds

The Trustees and certain other affiliated persons of the Trust may purchase Class Y shares of the Invesco Funds.

Code of Ethics

Invesco, the Trust, Invesco Distributors and the Sub-Advisers each have adopted a Code of Ethics that applies to all Invesco Fund trustees and officers, and employees of Invesco, the Sub-Advisers and their affiliates, and governs, among other things, the personal trading activities of all such persons. Unless specifically noted, each Sub-Advisers’ Codes of Ethics do not materially differ from Invesco’s Code of Ethics discussed below. The Code of Ethics is intended to address conflicts of interest with the Trust that may arise from personal trading, including personal trading in most of the Invesco Funds. Personal trading, including personal trading involving securities that may be purchased or held by an Invesco Fund, is permitted under the Code of Ethics subject to certain restrictions; however, employees are required to pre-clear security transactions with the Compliance Officer or a designee and to report transactions on a regular basis.

Proxy Voting Policies

Invesco has adopted its own specific Proxy Voting Policies.

The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the following Adviser/Sub-Adviser(s):

Fund	Adviser/Sub-Adviser
Invesco American Franchise Fund	Invesco Advisers, Inc.
Invesco California Tax-Free Income Fund	Invesco Advisers, Inc.
Invesco Equally-Weighted S&P 500 Fund	Invesco Advisers, Inc.
Invesco Equity and Income Fund	Invesco Advisers, Inc.
Invesco Growth and Income Fund	Invesco Advisers, Inc.
Invesco Pennsylvania Tax Free Income Fund	Invesco Advisers, Inc.
Invesco S&P 500 Index Fund	Invesco Advisers, Inc.
Invesco Small Cap Discovery Fund	Invesco Advisers, Inc.

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Invesco (the Proxy Voting Entity) will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed and approved by the Board, and which are found in Appendix E. Any material changes to the proxy policies and procedures will be submitted to the Board for approval. The Board will be supplied with a summary quarterly report of each Fund’s proxy voting record. Information regarding how the Funds voted proxies related to their portfolio securities through June 30, 2016 is available without charge at our Web site, www.invesco.com/us. This information is also available at the SEC Web site, http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Information about the ownership of each Fund’s Class T shares by beneficial or record owners of such Funds, and ownership of Fund shares by trustees and officers as a group is found in Appendix F. A shareholder who owns beneficially 25% or more of the outstanding shares of a Fund is presumed to “control” that Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

Invesco serves as the Funds’ investment adviser. The Adviser manages the investment operations of the Funds as well as other investment portfolios that encompass a broad range of investment objectives, and has agreed to perform or arrange for the performance of the Funds’ day-to-day management. The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976. Invesco is an indirect, wholly owned subsidiary of Invesco Ltd. Invesco Ltd. and its subsidiaries are an independent global investment management group. Certain of the directors and officers of Invesco are also executive officers of the Trust and their affiliations are shown under “Management Information” herein.

As investment adviser, Invesco supervises all aspects of the Funds’ operations and provides investment advisory services to the Funds. Invesco obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds. The Master Investment Advisory Agreement (Advisory Agreement) provides that, in fulfilling its responsibilities, Invesco may engage the services of other investment managers with respect to one or more of the Funds. The investment advisory services of Invesco are not exclusive and Invesco is free to render investment advisory services to others, including other investment companies.

Pursuant to an administrative services agreement with the Funds, Invesco is also responsible for furnishing to the Funds, at Invesco’s expense, the services of persons believed to be competent to perform all supervisory and administrative services required by the Funds, which in the judgment of the trustees, are necessary to conduct the respective businesses of the Funds effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of each Fund’s accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.

The Advisory Agreement provides that each Fund will pay or cause to be paid all expenses of such Fund not assumed by Invesco, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of each Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds’ shareholders.

Invesco, at its own expense, furnishes to the Trust office space and facilities. Invesco furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares.

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Pursuant to its Advisory Agreement with the Trust, Invesco receives a monthly fee from each Fund calculated at the annual rates indicated below, based on the average daily net assets of each Fund during the year. Each Fund allocates advisory fees to a class based on the relative net assets of each class.

Fund Name	Annual Rate/Net Assets Per Advisory Agreement
Invesco American Franchise Fund	First $250 million Next $250 million Next $500 million Next $550 million Next $3.45 billion Next $250 million Next $2.25 billion Next $2.5 billion Over $10 billion	0.695 0.67 0.645 0.62 0.60 0.595 0.57 0.545 0.52	% % % % % % % % %

Invesco California Tax-Free Income Fund	First $500 million Next $250 million Next $250 million Next $250 million Over $1.25 billion	0.47 0.445 0.42 0.395 0.37	% % % % %

Invesco Equally-Weighted S&P 500 Fund	First $2 billion Over $2 billion	0.12 0.10	% %

Invesco Equity and Income Fund	First $150 million Next $100 million Next $100 million Over $350 million	0.50 0.45 0.40 0.35	% % % %

Invesco Growth and Income Fund	First $150 million Next $100 million Next $100 million Over $350 million	0.50 0.45 0.40 0.35	% % % %

Invesco Pennsylvania Tax Free Income Fund	First $500 million Over $500 million	0.50 0.40	% %

Invesco S&P 500 Index Fund	First $2 billion Over $2 billion	0.12 0.10	% %

Invesco Small Cap Discovery Fund	First $500 million Next $500 million Over $1 billion	0.80 0.75 0.70	% % %

Invesco may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, Invesco will retain its ability to be reimbursed for such fee prior to the end of each fiscal year.

Invesco has contractually agreed through at least June 30, 2018, to waive advisory fees payable by each Fund in an amount equal to 100% of the net advisory fee Invesco receives from the Affiliated Money Market Funds as a result of each Fund’s investment of uninvested cash in the Affiliated Money Market Funds. See “Description of the Funds and Their Investments and Risks – Investment Strategies and Risks – Other Investments – Other Investment Companies.”

Invesco also has contractually agreed through at least June 30, 2018 to waive advisory fees or reimburse expenses to the extent necessary to limit the total annual fund operating expenses (excluding (i) interest; (ii) taxes; (iii) dividend expenses on short sales; (iv) extraordinary or non-routine items,

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including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) for the following Funds’ shares :

Fund	Expense Limitation
Invesco American Franchise Fund Class A shares Class B Shares Class C Shares Class R Shares Class Y Shares Class R5 Shares Class R6 Shares Class T Shares	2.00 2.75 2.75 2.25 1.75 1.75 1.75 2.00	% % % % % % % %

Invesco California Tax-Free Income Fund Class A Shares Class B Shares Class C Shares Class Y Shares Class R6 Shares Class T Shares	1.50 2.00 2.00 1.25 1.25 1.50	% % % % % %

Invesco Equally-Weighted S&P 500 Fund Class A Shares Class B Shares Class C Shares Class R Shares Class Y Shares Class R6 Shares Class T Shares	2.00 2.75 2.75 2.25 1.75 1.75 2.00	% % % % % % %

Invesco Equity and Income Fund Class A Shares Class B Shares Class C Shares Class R Shares Class Y Shares Class R5 Shares Class R6 Shares Class T Shares	1.50 2.25 2.25 1.75 1.25 1.25 1.25 1.50	% % % % % % % %

Invesco Growth and Income Fund Class A Shares Class B Shares Class C Shares Class R Shares Class Y Shares Class R5 Shares Class R6 Shares Class T Shares	2.00 2.75 2.75 2.25 1.75 1.75 1.75 2.00	% % % % % % % %

Invesco Pennsylvania Tax Free Income Fund Class A Shares Class B Shares Class C Shares Class Y Shares Class R6 Shares Class T Shares	1.50 2.25 2.25 1.25 1.25 1.50	% % % % % %

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Fund	Expense Limitation
Invesco S&P 500 Index Fund Class A Shares Class B Shares Class C Shares Class Y Shares Class R6 Shares Class T Shares	2.00 2.75 2.75 1.75 1.75 2.00	% % % % % %

Invesco Small Cap Discovery Fund Class A Shares Class B Shares Class C Shares Class Y Shares Class R5 Shares Class R6 Shares Class T Shares	2.00 2.75 2.75 1.75 1.75 1.75 2.00	% % % % % % %

Acquired Fund Fees and Expenses are not operating expenses of the Funds directly, but are fees and expenses, including management fees, of the investment companies in which the Funds invest. As a result, the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement may exceed a Fund’s expense limit.

If applicable, such contractual fee waivers or reductions are set forth in the fee table to each Fund’s Prospectus. Unless Invesco continues the fee waiver agreements, they will terminate as indicated above. During their terms, the fee waiver agreements cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board.

The management fees payable by each Fund, the amounts waived by Invesco and the net fee paid by each Fund for the last three fiscal years are found in Appendix G.

Investment Sub-Advisers

Invesco has entered into a Sub-Advisory Agreement with certain affiliates to serve as sub-advisers to each Fund pursuant to which these affiliated sub-advisers may be appointed by Invesco from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Funds. These affiliated sub-advisers, each of which is a registered investment adviser under the Investment Advisers Act of 1940 are:

Invesco Asset Management Deutschland GmbH (Invesco Deutschland)

Invesco Asset Management Limited (Invesco Asset Management)

Invesco Asset Management (Japan) Limited (Invesco Japan)

Invesco Hong Kong Limited (Invesco Hong Kong)

Invesco Senior Secured Management, Inc. (Invesco Senior Secured)

Invesco Canada Ltd. (Invesco Canada)

Invesco has also entered into a Sub-Advisory Agreement with another affiliate, Invesco PowerShares Capital Management LLC (Invesco PowerShares), also a registered investment adviser under the Advisers Act, to provide discretionary investment management services, investment advice, and/or order execution services to Invesco Equally-Weighted S&P 500 Fund and Invesco Pennsylvania Tax Free Income Fund.

Invesco has also entered into a Sub-Advisory Agreement with another affiliate, Invesco Asset Management (India) Private Limited (Invesco India), also a registered investment adviser under the Advisers Act, to provide discretionary investment management services, investment advice, and/or order execution services to Invesco Pennsylvania Tax Free Income Fund.

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Invesco and each Sub-Adviser (collectively, the Sub-Advisers) are indirect wholly owned subsidiaries of Invesco Ltd.

The only fees payable to the Sub-Advisers under the Sub-Advisory Agreement are for providing discretionary investment management services. For such services, Invesco will pay each Sub-Adviser a fee, computed daily and paid monthly, equal to (i) 40% of the monthly compensation that Invesco receives from the Trust, multiplied by (ii) the fraction equal to the net assets of such Fund as to which such Sub-Adviser shall have provided discretionary investment management services for that month divided by the net assets of such Fund for that month. Pursuant to the Sub-Advisory Agreement, this fee is reduced to reflect contractual or voluntary fee waivers or expense limitations by Invesco, if any, in effect from time to time. In no event shall the aggregate monthly fees paid to the Sub-Advisers under the Sub-Advisory Agreement exceed 40% of the monthly compensation that Invesco receives from the Trust pursuant to its advisory agreement with the Trust, as reduced to reflect contractual or voluntary fees waivers or expense limitations by Invesco, if any.

Portfolio Managers

Appendix H contains the following information regarding the portfolio managers identified in each Fund’s prospectus:

•	The dollar range of the managers’ investments in each Fund.

•	A description of the managers’ compensation structure.

•	Information regarding other accounts managed by the manager and potential conflicts of interest that might arise from the management of multiple accounts.

Securities Lending Arrangements

If a Fund engages in securities lending, Invesco will provide the Fund investment advisory services and related administrative services. The Advisory Agreement describes the administrative services to be rendered by Invesco if a Fund engages in securities lending activities, as well as the compensation Invesco may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the agent) in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with Invesco’s instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

The Advisory Agreement authorizes Invesco to receive a separate fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund for the administrative services that Invesco renders in connection with securities lending. Invesco has contractually agreed, however, not to charge this fee and to obtain Board approval prior to charging such a fee in the future.

Service Agreements

Administrative Services Agreement. Invesco and the Trust have entered into a Master Administrative Services Agreement (Administrative Services Agreement) pursuant to which Invesco may perform or arrange for the provision of certain accounting and other administrative services to each Fund which are not required to be performed by Invesco under the Advisory Agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Board, including the independent trustees, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, Invesco is entitled to receive from the Funds reimbursement of its costs or such reasonable

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compensation. Currently, Invesco is reimbursed for the services of the Trust’s principal financial officer and her staff and any expenses related to fund accounting services.

Administrative services fees paid for the last three fiscal years ended August 31, are found in Appendix I.

Other Service Providers

Transfer Agent. Invesco Investment Services, Inc., (Invesco Investment Services), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173, a wholly owned subsidiary of Invesco Ltd., is the Trust’s transfer agent.

The Transfer Agency and Service Agreement (the TA Agreement) between the Trust and Invesco Investment Services provides that Invesco Investment Services will perform certain services related to the servicing of shareholders of the Funds. Other such services may be delegated or sub-contracted to third party intermediaries. For servicing accounts holding Class A, A2, AX, B, BX, C, CX, P, R, RX, S, T, Y, Invesco Cash Reserve and Investor Class shares, as applicable, the TA Agreement provides that the Trust, on behalf of the Funds, will pay Invesco Investment Services an annual fee per open shareholder account plus certain out of pocket expenses. This fee is paid monthly at the rate of 1/12 of the annual rate and is based upon the number of open shareholder accounts during each month. For servicing accounts holding Class R5 and R6 shares, as applicable, the TA Agreement provides that the Trust, on behalf of the Funds, will pay Invesco Investment Services a fee per trade executed, to be billed monthly, plus certain out-of-pocket expenses. In addition, all fees payable by Invesco Investment Services or its affiliates to third party intermediaries who service accounts pursuant to sub-transfer agency, omnibus account services and sub-accounting agreements are charged back to the Funds, subject to certain limitations approved by the Board of the Trust. These payments are made in consideration of services that would otherwise be provided by Invesco Investment Services if the accounts serviced by such intermediaries were serviced by Invesco Investment Services directly. For more information regarding such payments to intermediaries, see the discussion under “Sub-Accounting and Networking Support Payments” found in Appendix L.

Sub-Transfer Agent. Invesco Canada, 5140 Yonge Street, Suite 800, Toronto, Ontario M2N6X7, a wholly owned, indirect subsidiary of Invesco Ltd., provides services to the Trust as a sub-transfer agent, pursuant to an agreement between Invesco Canada and Invesco Investment Services. The Trust does not pay a fee to Invesco Canada for these services. Rather Invesco Canada is compensated by Invesco Investment Services, as a sub-contractor.

Custodian. State Street Bank and Trust Company (the Custodian), 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Funds. The Bank of New York Mellon, 2 Hanson Place, Brooklyn, New York 11217-1431, also serves as sub-custodian to facilitate cash management.

The Custodian and Sub-custodian are authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Funds to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories. Invesco is responsible for selecting eligible foreign securities depositories and for assessing the risks associated with investing in foreign countries, including the risk of using eligible foreign securities’ depositories in a country. The Custodian is responsible for monitoring eligible foreign securities depositories.

Under its contract with the Trust, the Custodian maintains the portfolio securities of the Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of the Funds and performs other ministerial duties. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets.

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Independent Registered Public Accounting Firm. The Funds’ independent registered public accounting firm is responsible for auditing the financial statements of the Funds. The Audit Committee of the Board has appointed, PricewaterhouseCoopers LLP, 1000 Louisiana Street, Suite 5800, Houston, Texas 77002, as the independent registered public accounting firm to audit the financial statements of the Funds. Such appointment was ratified and approved by the Board. In connection with the audit of the 2016 financial statements, the Funds entered into an engagement letter with PricewaterhouseCoopers LLP. The terms of the engagement letter required by PricewaterhouseCoopers LLP, and agreed to by the Funds’ Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided thereunder.

Counsel to the Trust. Legal matters for the Trust have been passed upon by Stradley Ronon Stevens &Young, LLP, 2005 Market Street, Suite 2600, Philadelphia, Pennsylvania 19103-7018.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Sub-Advisers have adopted compliance procedures that cover, among other items, brokerage allocation and other trading practices. If all or a portion of a Fund’s assets are managed by one or more Sub-Advisers, the decision to buy and sell securities and broker selection will be made by the Sub-Adviser for the assets it manages. Unless specifically noted, the Sub-Advisers’ brokerage allocation procedures do not materially differ from Invesco Advisers, Inc.’s procedures.

Brokerage Transactions

Placing trades generally involves acting on portfolio manager instructions to buy or sell a specified amount of portfolio securities, including selecting one or more broker-dealers, including affiliated and third-party broker-dealers, to execute the trades, and negotiating commissions and spreads. Various Invesco Ltd. subsidiaries have created a global equity trading desk. The global equity trading desk has assigned local traders in six primary trading centers to place equity securities trades in their regions. Invesco Advisers’ Americas desk, located in Atlanta, Houston and Toronto, generally places trades of equity securities trading in North America, Canada and Latin America; the Hong Kong desk of Invesco Hong Kong (the Hong Kong Desk) generally places trades of equity securities in the Asia-Pacific markets, except Japan and Australia; the Japan trading desk of Invesco Japan generally places trades of equity securities in the Japanese markets; the London trading desk of Invesco Asset Management Limited (the London Desk) generally places trades of equity securities in European, Middle Eastern and African countries; the Australia desk, located in Sydney and Melbourne, for the execution of orders of equity securities trading in the Australian and New Zealand markets and the Taipei desk, located in Taipei, for the execution of orders of securities trading in the Chinese market. Invesco, Invesco Canada, Invesco Japan, Invesco Deutschland, Invesco Hong Kong and Invesco Asset Management use the global equity trading desk to place equity trades. Other Sub-Advisers may use the global equity trading desk in the future. The trading procedures for the global trading desks are similar in all material respects.

References in the language below to actions by Invesco or a Sub-Adviser (other than Invesco Canada or Invesco Japan) making determinations or taking actions related to equity trading include these entities’ delegation of these determinations/actions to the Americas Desk, the Hong Kong Desk, and the London Desk. Even when trading is delegated by Invesco or the Sub-Advisers to the various arms of the global equity trading desk, Invesco or the Sub-Advisers that delegate trading is responsible for oversight of this trading activity.

Invesco or the Sub-Advisers make decisions to buy and sell secure ties for each Fund, selects broker-dealers (each, a Broker), effects the Funds’ investment portfolio transactions, allocates brokerage fees in such transactions and, as applicable, negotiates commissions and spreads on transactions. Invesco’s and the Sub-Adviser’s primary consideration in effecting a security transaction is to obtain best execution, which is defined as prompt and efficient execution of the transaction at the best obtainable price with payment of commissions, mark-ups or mark-downs which are reasonable in relation to the value of the brokerage services provided by the Broker. While Invesco or the Sub-Advisers seek

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reasonably competitive commission rates, the Funds may not pay the lowest commission or spread available. See “Broker Selection” below.

Some of the securities in which the Funds invest are traded in over-the-counter markets. Portfolio transactions in such markets may be affected on a principal basis at net prices without commissions, but which include compensation to the Broker in the form of a mark-up or mark-down, or on an agency basis, which involves the payment of negotiated brokerage commissions to the Broker, including electronic communication networks. Purchases of underwritten issues, which include initial public offerings and secondary offerings, include a commission or concession paid by the issuer (not the Funds) to the underwriter. Purchases of money market instruments may be made directly from issuers without the payment of commissions.

Historically, Invesco and the Sub-Advisers did not negotiate commission rates on stock markets outside the United States. In recent years many overseas stock markets have adopted a system of negotiated rates; however, a number of markets maintain an established schedule of minimum commission rates

In some cases, Invesco may decide to place trades on a “blind principal bid” basis, which involves combining all trades for one or more portfolios into a single basket, and generating a description of the characteristics of the basket for provision to potential executing brokers. Based on the trade characteristics information provided by Invesco, these brokers submit bids for executing all of the required trades at the market close price for a specific commission. Invesco generally selects the broker with the lowest bid to execute these trades.

Commissions

Brokerage commissions paid during the last three fiscal years are found in Appendix J.

The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an Invesco Fund, provided the conditions of an exemptive order received by the Invesco Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to certain other Invesco Funds or other accounts (and may invest in the Affiliated Money Market Funds) provided the Funds follow procedures adopted by the Boards of the various Invesco Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

Broker Selection

Invesco’s or the Sub-Advisers’ primary consideration in selecting Brokers to execute portfolio transactions for an Invesco Fund is to obtain best execution. In selecting a Broker to execute a portfolio transaction in equity securities for a Fund, Invesco or the Sub-Advisers considers the full range and quality of a Broker’s services, including the value of research and/or brokerage services provided, execution capability, commission rate, and willingness to commit capital, anonymity and responsiveness. Invesco’s and the Sub-Advisers’ primary consideration when selecting a Broker to execute a portfolio transaction in fixed income securities for a Fund is the Broker’s ability to deliver or sell the relevant fixed income securities; however, Invesco and the Sub-Advisers will also consider the various factors listed above. In each case, the determinative factor is not the lowest commission or spread available but whether the transaction represents the best qualitative execution for the Fund. Invesco and the Sub-Advisers will not select Brokers based upon their promotion or sale of Fund shares.

In choosing Brokers to execute portfolio transactions for the Funds, Invesco or the Sub-Advisers may select Brokers that are not affiliated with Invesco that provide brokerage and/or research services (Soft Dollar Products) to the Funds and/or the other accounts over which Invesco and its affiliates have investment discretion. Section 28(e) of the Securities Exchange Act of 1934, as amended, provides that Invesco or the Sub-Advisers, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e)(1), Invesco or the Sub-Advisers must make a

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good faith determination that the commissions paid are “reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [Invesco’s or the Sub-Advisers’] overall responsibilities with respect to the accounts as to which [it] exercises investment discretion.” The services provided by the Broker also must lawfully and appropriately assist Invesco or the Sub-Adviser in the performance of its investment decision-making responsibilities. Accordingly, a Fund may pay a Broker commissions higher than those available from another Broker in recognition of the Broker’s provision of Soft Dollar Products to Invesco or the Sub-Advisers.

Invesco and the Sub-Advisers face a potential conflict of interest when they use client trades to obtain Soft Dollar Products. This conflict exists because Invesco and the Sub-Advisers are able to use the Soft Dollar Products to manage client accounts without paying cash for the Soft Dollar Products, which reduces Invesco’s or the Sub-Advisers’ expenses to the extent that Invesco or the Sub-Advisers would have purchased such products had they not been provided by Brokers. Section 28(e) permits Invesco or the Sub-Advisers to use Soft Dollar Products for the benefit of any account it manages. Certain Invesco-managed accounts (or accounts managed by the Sub-Advisers) may generate soft dollars used to purchase Soft Dollar Products that ultimately benefit other Invesco Advisers, Inc.-managed accounts (or Sub-Adviser-managed accounts), effectively cross subsidizing the other Invesco-managed accounts (or the other Sub-Adviser-managed accounts) that benefit directly from the product. Invesco or the Sub-Advisers may not use all of the Soft Dollar Products provided by Brokers through which a Fund effects securities transactions in connection with managing the Fund whose trades generated the soft dollars used to purchase such products.

Invesco presently engages in the following instances of cross-subsidization:

Fixed income funds normally do not generate soft dollar commissions to pay for Soft Dollar Products. Therefore, soft dollar commissions used to pay for Soft Dollar Products which are used to manage certain fixed income Invesco Funds are generated entirely by equity Invesco Funds and other equity client accounts managed by Invesco. In other words, certain fixed income Invesco Funds are cross-subsidized by the equity Invesco Funds in that fixed income Invesco Funds receive the benefit of Soft Dollar Products services for which they do not pay. Similarly, other accounts managed by Invesco or certain of its affiliates may benefit from Soft Dollar Products services for which they do not pay.

Invesco and the Sub-Advisers attempt to reduce or eliminate the potential conflicts of interest concerning the use of Soft Dollar Products by directing client trades for Soft Dollar Products only if Invesco or the Sub-Advisers conclude that the Broker supplying the product is capable of providing best execution.

Certain Soft Dollar Products may be available directly from a vendor on a hard dollar basis; other Soft Dollar Products are available only through Brokers in exchange for soft dollars. Invesco and the Sub-Advisers use soft dollars to purchase two types of Soft Dollar Products:

•	proprietary research created by the Broker executing the trade, and

•	other products created by third parties that are supplied to Invesco or the Sub-Adviser through the Broker executing the trade.

Proprietary research consists primarily of traditional research reports, recommendations and similar materials produced by the in-house research staffs of broker-dealer firms. This research includes evaluations and recommendations of specific companies or industry groups, as well as analyses of general economic and market conditions and trends, market data, contacts and other related information and assistance. Invesco periodically rates the quality of proprietary research produced by various Brokers. Based on the evaluation of the quality of information that Invesco receives from each Broker, Invesco develops an estimate of each Broker’s share of Invesco clients’ commission dollars and attempts to direct trades to these firms to meet these estimates.

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Invesco and the Sub-Advisers also use soft dollars to acquire products from third parties that are supplied to Invesco or the Sub-Advisers through Brokers executing the trades or other Brokers who “step in” to a transaction and receive a portion of the brokerage commission for the trade. Invesco or the Sub-Advisers may from time to time instruct the executing Broker to allocate or “step out” a portion of a transaction to another Broker. The Broker to which Invesco or the Sub-Advisers have “stepped out” would then settle and complete the designated portion of the transaction, and the executing Broker would settle and complete the remaining portion of the transaction that has not been “stepped out.” Each Broker may receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.

Soft Dollar Products received from Brokers supplement Invesco’s and or the Sub-Advisers’ own research (and the research of certain of its affiliates), and may include the following types of products and services:

•	Database Services – comprehensive databases containing current and/or historical information on companies and industries and indices. Examples include historical securities prices, earnings estimates and financial data. These services may include software tools that allow the user to search the database or to prepare value-added analyses related to the investment process (such as forecasts and models used in the portfolio management process).

•	Quotation/Trading/News Systems – products that provide real time market data information, such as pricing of individual securities and information on current trading, as well as a variety of news services.

•	Economic Data/Forecasting Tools – various macro-economic forecasting tools, such as economic data or currency and political forecasts for various countries or regions.

•	Quantitative/Technical Analysis – software tools that assist in quantitative and technical analysis of investment data.

•	Fundamental/Industry Analysis – industry specific fundamental investment research.

•	Fixed Income Security Analysis – data and analytical tools that pertain specifically to fixed income securities. These tools assist in creating financial models, such as cash flow projections and interest rate sensitivity analyses, which are relevant to fixed income securities.

•	Other Specialized Tools – other specialized products, such as consulting analyses, access to industry experts, and distinct investment expertise such as forensic accounting or custom built investment-analysis software.

If Invesco or the Sub-Advisers determine that any service or product has a mixed use (i.e., it also serves functions that do not assist the investment decision-making or trading process), Invesco or the Sub-Advisers will allocate the costs of such service or product accordingly in its reasonable discretion. Invesco or the Sub-Advisers will allocate brokerage commissions to Brokers only for the portion of the service or product that Invesco or the Sub-Advisers determine assists it in the investment decision-making or trading process and will pay for the remaining value of the product or service in cash.

Outside research assistance is useful to Invesco or the Sub-Advisers because the Brokers used by Invesco or the Sub-Advisers tend to provide more in-depth analysis of a broader universe of securities and other matters than Invesco’s or the Sub-Advisers’ staff follow. In addition, such services provide Invesco or the Sub-Advisers with a diverse perspective on financial markets. Some Brokers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by Invesco’s or the Sub-Advisers’ clients, including the Funds. However, the Funds are not under any obligation to deal with any Broker in the execution of transactions in portfolio securities. In some cases, Soft Dollar Products are available only from the Broker providing them. In other cases, Soft Dollar Products may be obtainable from alternative sources in return for cash payments. Invesco and the Sub-Advisers believe that because Broker research supplements rather than replaces Invesco’s or the Sub-Adviser’s research, the receipt of such research tends to improve the quality of Invesco’s or the Sub-Advisers’ investment advice. The advisory fee paid by the Funds is not reduced because Invesco or the Sub-Advisers receive such services. To the extent the

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Funds’ portfolio transactions are used to obtain Soft Dollar Products, the brokerage commissions obtained by the Funds might exceed those that might otherwise have been paid.

Invesco or the Sub-Advisers may determine target levels of brokerage business with various Brokers on behalf of its clients (including the Funds) over a certain time period. Invesco determines target levels based upon the following factors, among others: (1) the execution services provided by the Broker; and (2) the research services provided by the Broker. Portfolio transactions may be affected through Brokers that recommend the Funds to their clients, or that act as agent in the purchase of a Fund’s shares for their clients, provided that Invesco or the Sub-Advisers believe such Brokers provide best execution and such transactions are executed in compliance with Invesco’s policy against using directed brokerage to compensate Brokers for promoting or selling Invesco Fund shares. Invesco and the Sub-Advisers will not enter into a binding commitment with Brokers to place trades with such Brokers involving brokerage commissions in precise amounts.

Directed Brokerage (Research Services)

Directed brokerage (research services) commissions paid by each of the Funds during the last fiscal years ended August 31, are found in Appendix K.

Affiliated Transactions

The Adviser or Sub-Adviser may place trades with Invesco Capital Markets, Inc. (ICMI), a broker-dealer with whom it is affiliated, provided the Adviser or Sub-Adviser determines that the ICMI’s trade execution abilities and costs are at least comparable to those of non-affiliated brokerage firms with which the Adviser or Sub-Adviser could otherwise place similar trades. ICMI receives brokerage commissions in connection with effecting trades for the Funds and therefore, use of ICMI presents a conflict of interest for the Adviser or Sub-Adviser. Trades placed through ICMI, including the brokerage commissions paid to ICMI, are subject to procedures adopted by the Boards of the various Invesco Funds, including the Board.

Brokerage commissions on affiliated transactions paid by the Funds during the last three fiscal years ended August 31, are found in Appendix J.

Regular Brokers

Information concerning the Funds’ acquisition of securities of their Brokers during the last fiscal year ended August 31, is found in Appendix K.

Allocation of Portfolio Transactions

Invesco and the Sub-Advisers manage numerous Invesco Funds and other accounts. Some of these accounts may have investment objectives similar to the Funds. Occasionally, identical securities will be appropriate for investment by one of the Funds and by another Invesco Fund or one or more other accounts. However, the position of each account in the same security and the length of time that each account may hold its investment in the same security may vary. Invesco and the Sub-Adviser will also determine the timing and amount of purchases for an account based on its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s)and one or more other accounts, and is considered at or about the same time, Invesco or the Sub-Adviser will allocate transactions in such securities among the Fund(s) and these accounts on a pro rata basis based on order size or in such other manner believed by Invesco to be fair and equitable. Invesco or the Sub-Adviser may combine transactions in accordance with applicable laws and regulations to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund’s ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

Allocation of Initial Public Offering (IPO) Transactions

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Certain of the Invesco Funds or other accounts managed by Invesco may become interested in participating in IPOs. Purchases of IPOs by one Invesco Fund or other accounts may also be considered for purchase by one or more other Invesco Funds or accounts. Invesco combines indications of interest for IPOs for all Invesco Funds and accounts participating in purchase transactions for that IPO. When the full amount of all IPO orders for such Invesco Funds and accounts cannot be filled completely, Invesco shall allocate such transactions in accordance with the following procedures:

Invesco or the Sub-Adviser may determine the eligibility of each Invesco Fund and account that seeks to participate in a particular IPO by reviewing a number of factors, including market capitalization/liquidity suitability and sector/style suitability of the investment with the Invesco Fund’s or account’s investment objective, policies, strategies and current holdings. Invesco will allocate securities issued in IPOs to eligible Invesco Funds and accounts on a pro rata basis based on order size.

Invesco Canada, Invesco Hong Kong and Invesco Japan allocate IPOs on a pro rata basis based on size of order or in such other manner which they believe is fair and equitable.

Invesco Asset Management allocates IPOs on a pro rata basis based on account size or in such other manner believed by Invesco Asset Management to be fair and equitable.

Invesco Deutschland and Invesco Senior Secured do not subscribe to IPOs.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Please Refer to Appendix L for information on Purchase, Redemption and Pricing of Shares.

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The following discussion of dividends and distributions should be read in connection with the applicable sections in the Prospectus.

All dividends and distributions will be automatically reinvested in additional shares of the same class of a Fund (hereinafter, the Fund) unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in shares of another Invesco Fund, subject to the terms and conditions set forth in the Prospectus under the caption “Purchasing Shares — Automatic Dividend and Distribution Investment.” Such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date.

The Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes, as well as any other expenses attributable to a particular class (Class Expenses). Class Expenses, including distribution plan expenses, must be allocated to the class for which they are incurred consistent with applicable legal principles under the 1940 Act.

Tax Matters

The following is a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “Tax Matters” section is based on the Internal Revenue Code (Code) and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may

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significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Taxation of the Fund. The Fund has elected and intends to qualify (or, if newly organized, intends to elect and qualify) each year as a “regulated investment company” (sometimes referred to as a regulated investment company, RIC or fund) under Subchapter M of the Code. If the Fund qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (i.e., generally, taxable interest, dividends, net short-term capital gains and other taxable ordinary income net of expenses without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

Qualification as a regulated investment company. In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:

•	Distribution Requirement – the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement).

•	Income Requirement – the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (QPTPs).

•	Asset Diversification Test — the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by IRS with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. See “Tax Treatment of Portfolio Transactions” with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance.

In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

The Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income

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and gains that it distributes in cash. However, the Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization accounting. If the IRS determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company thus would have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain inadvertent failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover. For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate (except in a money market fund that maintains a stable net asset value) may result in higher taxes. This is because a fund with a high turnover rate may accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund’s after-tax performance. See “Taxation of Fund Distributions – Capital gain dividends” below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Fund may cause such investors to be subject to increased U.S. withholding taxes. See “Foreign Shareholders – U.S. withholding tax at the source” below.

Capital loss carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. However, for any net capital losses realized in taxable years of the Fund beginning on or before December 22, 2010, the Fund is permitted to carry forward such capital losses for eight years as a short-term capital loss. Capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a taxable year beginning on or before December 22, 2010 . The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate (or, in the case of those realized in taxable years of the Fund beginning on or before December 22, 2010, to expire), thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change.

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Deferral of late year losses. The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year, which may change the timing, amount, or characterization of Fund distributions (see “Taxation of Fund Distributions – Capital gain dividends” below). A “qualified late year loss” includes:

(i)	any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (post-October capital losses), and

(ii)	the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (PFIC) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence.

Special rules apply to a fund with a fiscal year ending in November or December that elects to use its taxable year for determining its capital gain net income for excise tax purposes.

Undistributed capital gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Asset allocation funds. If the Fund is a fund of funds, asset allocation fund, or a feeder fund in a master-feeder structure (collectively referred to as a “fund of funds” which invests in one or more underlying funds taxable as regulated investment companies) distributions by the underlying funds, redemptions of shares in the underlying funds and changes in asset allocations may result in taxable distributions to shareholders of ordinary income or capital gains. A fund of funds (other than a feeder fund in a master-feeder structure) generally will not be able currently to offset gains realized by one underlying fund in which the fund of funds invests against losses realized by another underlying fund. If shares of an underlying fund are purchased within 30 days before or after redeeming at a loss other shares of that underlying fund (whether pursuant to a rebalancing of the Fund’s portfolio or otherwise), all or a part of the loss will not be deductible by the Fund and instead will increase its basis for the newly purchased shares. Also, except with respect to a qualified fund of funds, a fund of funds (a) is not eligible to pass-through to shareholders foreign tax credits from an underlying fund that pays foreign income taxes and (b) is not eligible to pass-through to shareholders exempt-interest dividends from an underlying fund. A qualified fund of funds, i.e., a fund at least 50 percent of the value of the total assets of which (at the close of each quarter of the taxable year) is represented by interests in other RICs, is eligible to pass-through to shareholders (a) foreign tax credits and (b) exempt-interest dividends. Also a fund of funds, whether or not it is a qualified fund of funds, is eligible to pass-through to shareholders qualified dividends earned by an underlying fund (see “Taxation of Fund Distributions – Qualified dividend income for individuals” and “– Corporate dividends received deduction” below). However, dividends paid to

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shareholders by a fund of funds from interest earned by an underlying fund on U.S. Government obligations are unlikely to be exempt from state and local income tax.

Federal excise tax. To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year), and (3) any prior year undistributed ordinary income and capital gain net income. The Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Fund’s taxable year. Also, the Fund will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, the Fund may make sufficient distributions to avoid liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.

Foreign income tax. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source, and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Fund on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known. Under certain circumstances, the Fund may elect to pass-through foreign taxes paid by the Fund to shareholders, although it reserves the right not to do so. If the Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported by the Fund to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received.

Taxation of Fund Distributions (All Funds). The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Fund will be treated in the manner described regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). The Fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of ordinary income. The Fund receives income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates.

Capital gain dividends. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the Fund will recognize long-term capital gain or loss on the sale or other

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disposition of assets it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) that are properly reported by the Fund to shareholders as capital gain dividends generally will be taxable to a shareholder receiving such distributions as long-term capital gain. Long-term capital gain rates applicable to individuals are taxed at the maximum rate of 15% (20% for certain high income taxpayers) or 25% depending on the nature of the capital gain. Distributions of net short-term capital gains for a taxable year in excess of net long-term capital losses for such taxable year generally will be taxable to a shareholder receiving such distributions as ordinary income.

Qualified dividend income for individuals. Ordinary income dividends reported by the Fund to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. Qualified dividend income means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by the Fund is equal to 95% (or a greater percentage) of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

Corporate dividends received deduction. Ordinary income dividends reported by the Fund to shareholders as derived from qualified dividends from domestic corporations will qualify for the 70% dividends received deduction generally available to corporations. The availability of the dividends received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Return of capital distributions. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity REITs. See “Tax Treatment of Portfolio Transactions — Investments in U.S. REITs.”

Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities. At the time of your purchase of shares (except in a money market fund that maintains a stable net asset value), the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable and would be taxed as either ordinary income (some portion of which may be taxed as qualified dividend income) or capital gain unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions by utilizing its capital loss carryovers, if any.

Pass-through of foreign tax credits. If more than 50% of the value of the Fund’s total assets at the end of a fiscal year is invested in foreign securities, or if the Fund is a qualified fund of funds (i.e., a fund at least 50 percent of the value of the total assets of which, at the close of each quarter of the taxable year, is represented by interests in other RICs), the Fund may elect to “pass-through” to the

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Fund’s shareholders the amount of foreign income tax paid by the Fund (the Foreign Tax Election) in lieu of deducting such amount in determining its investment company taxable income. Pursuant to the Foreign Tax Election, shareholders will be required (i) to include in gross income, even though not actually received, their respective pro-rata shares of the foreign income tax paid by the Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign tax in computing their taxable income or to use it (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply. The Fund reserves the right not to pass-through to its shareholders the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. See “Tax Treatment of Portfolio Transactions – Securities lending” below.

Tax credit bonds. If the Fund holds, directly or indirectly, one or more “tax credit bonds” (including build America bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Code. Even if the Fund is eligible to pass-through tax credits to shareholders, the Fund may choose not to do so.

U.S. Government interest. Income earned on certain U.S. Government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by U.S. Government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations. If the Fund is a fund of funds, see “Taxation of the Fund — Asset allocation funds.”

Dividends declared in December and paid in January. Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Medicare tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return. Net investment income does not include exempt-interest dividends.

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Taxation of Fund Distributions (Tax-Free Funds). Invesco California Tax-Free Income Fund and Invesco Pennsylvania Tax Free Income Fund, each intend to qualify each year to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of the Fund’s taxable year at least 50% of the Fund’s total assets consists of Municipal Securities, which are exempt from federal income tax.

Exempt-interest dividends. Distributions from the Fund will constitute exempt-interest dividends to the extent of the Fund’s tax-exempt interest income (net of allocable expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of the Fund are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax (AMT) in certain circumstances and may have other collateral tax consequences as discussed below.

Distributions of ordinary income and capital gains. Any gain or loss from the sale or other disposition of a tax-exempt security generally is treated as either long-term or short-term capital gain or loss, depending upon its holding period, and is fully taxable. However, gain recognized from the sale or other disposition of a tax-exempt security purchased after April 30, 1993, will be treated as ordinary income to the extent of the accrued market discount on such security. Distributions by the Fund of ordinary income and capital gains will be taxable to shareholders as discussed under “Taxation of Fund Distributions.”

Alternative minimum tax – private activity bonds. AMT is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer’s alternative minimum taxable income (AMTI) over an exemption amount. Exempt-interest dividends derived from certain “private activity” Municipal Securities issued after August 7, 1986 generally will constitute an item of tax preference includable in AMTI for both corporate and non-corporate taxpayers. However, tax-exempt interest on private activity bonds issued in 2009 and 2010 is not an item of tax preference for purposes of the AMT. In addition, exempt-interest dividends derived from all Municipal Securities regardless of the date of issue must be included in adjusted current earnings that are used in computing an additional corporate preference item includable in AMTI. Certain small corporations are wholly exempt from the AMT. Consistent with its stated investment objective, the Fund intends to limit its investments in private activity bonds subject to the AMT to no more than 20% of its total assets in any given year.

Effect on taxation of social security benefits; denial of interest deduction; “substantial users.” Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder’s gross income subject to federal income tax. Further, a shareholder of the Fund is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of the Fund. Moreover, a shareholder who is (or is related to) a “substantial user” of a facility financed by industrial development bonds held by the Fund likely will be subject to tax on dividends paid by the Fund that are derived from interest on such bonds. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies and foreign corporations engaged in a trade or business in the United States.

Exemption from state tax. To the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands, and Guam), they also may be exempt from that state’s personal income taxes. Most states, however, do not grant tax-free treatment to interest on state and municipal securities of other states.

Failure of a Municipal Security to qualify to pay exempt-interest. Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to a Municipal Security could cause interest on the Municipal Security, as well as Fund distributions derived from this interest, to

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become taxable, perhaps retroactively to the date the Municipal Security was issued. In such a case, the Fund may be required to report to the IRS and send to shareholders amended Forms 1099 for a prior taxable year in order to report additional taxable income. This in turn could require shareholders to file amended federal and state income tax returns for such prior year to report and pay tax and interest on their pro rata share of the additional amount of taxable income.

Distributions paid by the Invesco Pennsylvania Tax Free Income Fund. Distributions paid by the Fund that are attributable to interest on Pennsylvania state and municipal obligations or qualifying obligations of the United States and certain of its territories or possessions, the interest on which is exempt from state taxation under the laws of Pennsylvania or the United States, will be exempt from Pennsylvania personal income tax. For shareholders who are residents of Philadelphia, income from these sources, as well as distributions paid by the Fund that are designated as capital gain dividends for federal income tax purposes, will also be exempt from Philadelphia School District investment income tax. Other Pennsylvania counties, cities, and townships generally do not tax individuals on unearned income.

Any distributions of net short-term and long-term capital gain earned by the Fund and any gain from the sale of shares of the Fund by a shareholder are included in a shareholder’s taxable income for purposes of the Pennsylvania personal income tax and the corporate net income tax.

Distributions paid by the Invesco California Tax-Free Income Fund. Shareholders of the Fund may exclude any exempt interest dividends paid by the Fund from California taxable income for purposes of the California personal income tax if:

•	the Fund qualifies as a regulated investment company under the Code and at the close of each quarter of its taxable year, at least 50 percent of the value of its total assets consists of obligations, the interest on which is exempt from taxation by the State of California when held by an individual;

•	the dividends are derived from interest on obligations of the State of California and its political subdivisions or qualifying obligations of U.S. territories and possessions that are exempt from state taxation under federal law;

•	the dividends paid do not exceed the amount of interest (minus certain non-deductible expenses) the Fund receives, during its taxable year, on obligations that, when held by an individual, pay interest exempt from taxation by California; and

•	the Fund properly identifies the dividends as California exempt interest dividends in a written notice mailed to the investor.

Any distributions of net short-term and long-term capital gain earned by the Fund and any gain from the sale of shares of the Fund by a shareholder are included in a shareholder’s taxable income for purposes of the California personal income tax. Residents of California may be subject to backup withholding at 7% on the proceeds from the sale of Fund shares.

Distributions from the Fund, including exempt-interest dividends, may be taxable to shareholders that are subject to certain provisions of the California Corporation Tax Law.

Sale or Redemption of Fund Shares. A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder’s adjusted tax basis in the shares. If you owned your shares as a capital asset, any gain or loss that you realize will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Tax basis information. The Fund is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012 where the cost basis of the shares is known by the Fund (referred to as “covered shares”) and which are disposed of after that date.

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However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account, or shareholders investing in a money market fund that maintains a stable net asset value. When required to report cost basis, the Fund will calculate it using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. In general, average cost is the total cost basis of all your shares in an account divided by the total number of shares in the account. To determine whether short-term or long-term capital gains taxes apply, the IRS presumes you redeem your oldest shares first.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Fund does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Fund if you intend to utilize a method other than average cost for covered shares.

In addition to the Fund’s default method of average cost, other cost basis methods offered by Invesco, which you may elect to apply to covered shares, include:

•	First-In, First-Out – shares acquired first in the account are the first shares depleted.

•	Last-In, First-Out – shares acquired last in the account are the first shares depleted.

•	High Cost – shares acquired with the highest cost per share are the first shares depleted.

•	Low Cost – shares acquired with the lowest cost per share are the first shares depleted.

•	Loss/Gain Utilization – depletes shares with losses before gains, consistent with the objective of minimizing taxes. For shares that yield a loss, shares owned one year or less (short-term) will be depleted ahead of shares owned more than one year (long-term). For gains, long-term shares will be depleted ahead of short-term gains.

•	Specific Lot Identification – shareholder selects which lots to deplete at time of each disposition. Transaction amount must be in shares. If insufficient shares are identified at the time of disposition, then a secondary default method of first-in, first-out will be applied.

You may elect any of the available methods detailed above for your covered shares. If you do not notify the Fund of your elected cost basis method, the default method of average cost will be applied to your covered shares upon redemption. The cost basis for covered shares will be calculated separately from any “noncovered shares” (defined below) you may own. You may change or revoke the use of the average cost method and revert to another cost basis method if you notify the Fund by the date of the first sale, exchange, or other disposition of your covered shares. In addition, you may change to another cost basis method at any time by notifying the Fund, but only for shares acquired after the date of the change (the change is prospective). The basis of the shares that were averaged before the change will remain averaged after the date of the change.

The Fund may also provide Fund shareholders (but not the IRS) with information concerning the average cost basis of their shares purchased prior to January 1, 2012 (noncovered shares) in order to assist you with the calculation of gain or loss from a sale or redemption of noncovered shares. With the exception of the specific lot identification method, Invesco first depletes noncovered shares in first-in, first-out order before applying your elected method to your remaining covered shares. If you want to deplete your shares in a different order then you must elect specific lot identification and choose the lots you wish to deplete first. Shareholders that use the average cost method for noncovered shares must make the election to use the average cost method for these shares on their federal income tax returns in accordance with Treasury regulations. This election for noncovered shares cannot be made by notifying the Fund.

The Fund will compute and report the cost basis of your Fund shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code

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and Treasury regulations for purposes of reporting these amounts to you and, in the case of covered shares, to the IRS. However, the Fund is not required to, and in many cases the Fund does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders should carefully review the cost basis information provided by the Fund, whether this information is provided pursuant to compliance with cost basis reporting requirements for shares acquired on or after January 1, 2012, or is provided by the Fund as a service to shareholders for shares acquired prior to that date, and make any additional basis, holding period or other adjustments that are required by the Code and Treasury regulations when reporting these amounts on their federal income tax returns. Shareholders remain solely responsible for complying with all federal income tax laws when filing their federal income tax returns.

If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account. For more information about the cost basis methods offered by Invesco, please refer to the Tax Center located under the Accounts & Services menu of our website at www.invesco.com/us.

Wash sale rule. All or a portion of any loss so recognized may be deferred under the wash sale rules if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption.

Sales at a loss within six months of purchase. Any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. In the case of shares in a Tax-Free Fund, any such loss will be disallowed to the extent of any exempt-interest dividends that were received within the six-month period. However, this rule does not apply to any loss incurred on a sale or redemption of shares of a Tax-Free Fund that declares exempt-interest dividends daily and distributes them at least monthly for which your holding period began after December 22, 2010.

Deferral of basis – any class that bears a front-end sales load. If a shareholder (a) incurs a sales load in acquiring shares of the Fund, (b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another Fund by January 31 of the calendar year following the calendar year in which the disposition of the original shares occurred at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. The wash sale rules may also limit the amount of loss that may be taken into account on disposition after such adjustment.

Conversion of shares of the Fund into other shares of the same Fund. The conversion of shares of one class of the Fund into shares of another class of the same Fund is not taxable for federal income tax purposes and no gain or loss will be reported on the transaction. This is true whether the conversion occurs automatically pursuant to the terms of the class or is initiated by the shareholder. Shareholders should consult their tax advisors regarding the state and local tax consequences of a conversion of shares.

Exchange of shares of the Fund for shares of another Fund. The exchange of shares in one Fund for shares of another Fund is taxable for federal income tax purposes and the exchange will be reported as a taxable sale. An exchange occurs when the purchase of shares of a Fund is made using the proceeds from a redemption of shares of another Fund and is effectuated on the same day as the redemption. Shareholders should consult their tax advisors regarding the state and local tax consequences of an exchange of shares.

Reportable transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must

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file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax Treatment of Portfolio Transactions. Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund. This section should be read in conjunction with the discussion under “Description of the Funds and their Investments and Risks – Investment Strategies and Risks” for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In general. In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments. Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If a fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a fund’s investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

Investments in debt obligations that are at risk of or in default present tax issues for a fund. Tax rules are not entirely clear about issues such as whether and to what extent a fund should recognize market discount on a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

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The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (section 1256 contracts). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (60/40), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a fund’s investments in derivatives and foreign currency-denominated instruments, and the fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions. A fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a fund’s ordinary income distributions to you, and may cause some or all of the fund’s previously distributed income to be classified as a return of capital. In certain cases, a fund may make an election to treat such gain or loss as capital.

PFIC investments. A fund may invest in securities of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains.

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These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the fund to make a mark-to-market election. If a fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.

Investments in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a fund in a non-U.S. REIT may subject the fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. The fund’s pro rata share of any such taxes will reduce the fund’s return on its investment. A fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “Tax Treatment of Portfolio Transactions — PFIC investments.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Fund — Foreign income tax.” Also, the fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a fund will be treated as long- term capital gains by the fund and, in turn, may be distributed by the fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see “Tax Treatment of Portfolio Transactions — Investment in taxable mortgage pools (excess inclusion income)” and “Foreign Shareholders — U.S. withholding tax at the source” with respect to certain other tax aspects of investing in U.S. REITs.

Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (REMIC) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (UBTI) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans,

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Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to a fund that has a non-REIT strategy.

Investments in partnerships and QPTPs. For purposes of the Income Requirement, income derived by a fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the fund. While the rules are not entirely clear with respect to a fund investing in a partnership outside a master-feeder structure, for purposes of testing whether a fund satisfies the Asset Diversification Test, the fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See “Taxation of the Fund — Qualification as a regulated investment company.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the fund being subject to state, local or foreign income, franchise, or withholding tax liabilities.

If an MLP is treated as a partnership for U.S. federal income tax purposes (whether or not a QPTP), all or portion of the dividends received by a fund from the MLP likely will be treated as a return of capital for U.S. federal income tax purposes because of accelerated deductions available with respect to the activities of such MLPs. Further, because of these accelerated deductions, on the disposition of interests in such an MLP, a fund likely will realize taxable income in excess of economic gain with respect to those MLP interests (or if the fund does not dispose of the MLP, the fund could realize taxable income in excess of cash flow with respect to the MLP in a later period), and the fund must take such income into account in determining whether the fund has satisfied its Distribution Requirement. A fund may have to borrow or liquidate securities to satisfy its Distribution Requirement and to meet its redemption requests, even though investment considerations might otherwise make it undesirable for the fund to sell securities or borrow money at such time. In addition, any gain recognized, either upon the sale of a fund’s MLP interest or sale by the MLP of property held by it, including in excess of economic gain thereon, treated as so-called “recapture income,” will be treated as ordinary income. Therefore, to the extent a fund invests in MLPs, fund shareholders might receive greater amounts of distributions from the fund taxable as ordinary income than they otherwise would in the absence of such MLP investments.

Although MLPs are generally expected to be treated as partnerships for U.S. federal income tax purposes, some MLPs may be treated as PFICs or “regular” corporations for U.S. federal income tax purposes. The treatment of particular MLPs for U.S. federal income tax purposes will affect the extent to

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which a fund can invest in MLPs and will impact the amount, character, and timing of income recognized by the Fund.

Investments in commodities — structured notes, corporate subsidiary and certain ETFs. Gains from the disposition of commodities, including precious metals, will neither be considered qualifying income for purposes of satisfying the Income Requirement nor qualifying assets for purposes of satisfying the Asset Diversification Test. See “Taxation of the Fund — Qualification as a regulated investment company.” Also, the IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income for purposes of the Income Requirement. In a subsequent revenue ruling, as well as in a number of follow-on private letter rulings (upon which only the fund that received the private letter ruling may rely), the IRS provides that income from certain alternative investments which create commodity exposure, such as certain commodity-linked or structured notes or a corporate subsidiary that invests in commodities, may be considered qualifying income under the Code. However, as of the date of this SAI, the IRS suspended the issuance of any further private letter rulings pending a review of its position. Should the IRS issue guidance, or Congress enact legislation, that adversely affects the tax treatment of a fund’s use of commodity-linked notes, or a corporate subsidiary, the fund may no longer be able to utilize commodity-linked notes or a corporate subsidiary to gain commodity exposure. In addition, a fund may gain exposure to commodities through investment in QPTPs such as an exchange-traded fund or ETF that is classified as a partnership and which invests in commodities. Accordingly, the extent to which a fund invests in commodities or commodity-linked derivatives may be limited by the Income Requirement and the Asset Diversification Test, which the fund must continue to satisfy to maintain its status as a regulated investment company. A fund also may be limited in its ability to sell its investments in commodities, commodity-linked derivatives, and certain ETFs or be forced to sell other investments to generate income due to the Income Requirement. If a fund does not appropriately limit such investments or if such investments (or the income earned on such investments) were to be recharacterized for U.S. tax purposes, the fund could fail to qualify as a regulated investment company. In lieu of potential disqualification, a fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

Securities lending. While securities are loaned out by a fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. Additionally, in the case of a fund with a strategy of investing in tax-exempt securities, any payments made “in lieu of” tax-exempt interest will be considered taxable income to the fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange-traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles. A change in the conversion ratio or conversion price of a convertible security on account of a dividend paid to the

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issuer’s other shareholders may result in a deemed distribution of stock to the holders of the convertible security equal to the value of their increased interest in the equity of the issuer. Thus, an increase in the conversion ratio of a convertible security can be treated as a taxable distribution of stock to a holder of the convertible security (without a corresponding receipt of cash by the holder) before the holder has converted the security.

Tax Certification and Backup Withholding. Tax certification and backup withholding tax laws may require that you certify your tax information when you become an investor in the Fund. For U.S. citizens and resident aliens, this certification is made on IRS Form W-9. Under these laws, the Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

•	provide your correct Social Security or taxpayer identification number,

•	certify that this number is correct,

•	certify that you are not subject to backup withholding, and

•	certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting.

Non-U.S. investors have special U.S. tax certification requirements. See “Foreign Shareholders — Tax certification and backup withholding.”

Foreign Shareholders. Shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships (foreign shareholder), may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements.

Taxation of a foreign shareholder depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

U.S. withholding tax at the source. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions to such shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution, subject to certain exemptions including those for dividends reported by the Fund to shareholders as:

•	exempt-interest dividends paid by the Fund from its net interest income earned on municipal securities;

•	capital gain dividends paid by the Fund from its net long-term capital gains (other than those from disposition of a U.S. real property interest), unless you are a nonresident alien present in the United States for a period or periods aggregating 183 days or more during the calendar year; and

•	interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends.

However, the Fund does not intend to utilize the exemptions for interest-related dividends paid and short-term capital gain dividends paid. Moreover, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

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Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Amounts reported by the Fund to shareholders as capital gain dividends (a) that are attributable to certain capital gain dividends received from a qualified investment entity (QIE) (generally defined as either (i) a U.S. REIT or (ii) a RIC classified as a “U.S. real property holding corporation” or which would be if the exceptions for holding 5% or less of a class of publicly traded shares or an interest in a domestically controlled QIE did not apply), or (b) that are realized by the Fund on the sale of a “U.S. real property interest” (including gain realized on the sale of shares in a QIE other than one that is domestically controlled), will not be exempt from U.S. federal income tax and may be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) if the Fund by reason of having a REIT strategy is classified as a QIE. If the Fund is so classified, foreign shareholders owning more than 5% of the Fund’s shares may be treated as realizing gain from the disposition of a U.S. real property interest, causing Fund distributions to be subject to U.S. withholding tax at a rate of 35%, and requiring the filing of a nonresident U.S. income tax return. In addition, if the Fund is classified as a QIE, anti-avoidance rules apply to certain wash sale transactions. Namely, if the Fund is a domestically-controlled QIE and a foreign shareholder disposes of the Fund’s shares prior to the Fund paying a distribution attributable to the disposition of a U.S. real property interest and the foreign shareholder later acquires an identical stock interest in a wash sale transaction, the foreign shareholder may still be required to pay U.S. tax on the Fund’s distribution. Also, the sale of shares of the Fund, if classified as a “U.S. real property holding corporation,” could also be considered a sale of a U.S. real property interest with any resulting gain from such sale being subject to U.S. tax as income “effectively connected with a U.S. trade or business.”

Income effectively connected with a U.S. trade or business. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

Tax certification and backup withholding. Foreign shareholders may have special U.S. tax certification requirements to avoid backup withholding (at a rate of 28%) and, if applicable, to obtain the benefit of any income tax treaty between the foreign shareholder’s country of residence and the United States. To claim these tax benefits, the foreign shareholder must provide a properly completed Form W-8BEN (or other Form W-8, where applicable, or their substitute forms) to establish his or her status as a non-U.S. investor, to claim beneficial ownership over the assets in the account, and to claim, if applicable, a reduced rate of or exemption from withholding tax under the applicable treaty. A Form W-8BEN provided without a U.S. taxpayer identification number remains in effect for a period of three years beginning on the date that it is signed and ending on the last day of the third succeeding calendar year. However, non-U.S. investors must advise the Fund of any changes of circumstances that would render the information given on the form incorrect, and must then provide a new W-8BEN to avoid the prospective application of backup withholding. Forms W-8BEN with U.S. taxpayer identification numbers remain valid indefinitely, or until the investor has a change of circumstances that renders the form incorrect and necessitates a new form and tax certification. Certain payees and payments are exempt from backup withholding.

Foreign Account Tax Compliance Act (FATCA). Under FATCA, the Fund will be required to withhold a 30% tax on the following payments or distributions made by the Fund to certain foreign entities, referred to as foreign financial institutions (FFI) or non-financial foreign entities (NFFE): (a) income dividends and (b) after December 31, 2018, certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares. The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them. The U.S. Treasury has negotiated intergovernmental agreements (IGA) with certain countries and

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is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (FFI agreement) under which it agrees to verify, report and disclose certain of its U.S. accountholders and meet certain other specified requirements. The FFI will either report the specified information about the U.S. accounts to the IRS, or, to the government of the FFI’s country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the U.S. and the FFI’s country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report the information to the Fund or other applicable withholding agent, which will, in turn, report the information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors should consult their own tax advisors regarding the impact of these requirements on their investment in the Fund. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

U.S. estate tax. Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to an estate with assets of $60,000).

Local Tax Considerations. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

DISTRIBUTION OF SECURITIES

Distributor

The Trust has entered into a master distribution agreement, as amended, relating to the Funds (the Distribution Agreement) with Invesco Distributors, Inc. (Invesco Distributors), a registered broker-dealer and a wholly owned subsidiary of Invesco Ltd., pursuant to which Invesco Distributors acts as the distributor of shares of the Funds. The address of Invesco Distributors is 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. Certain trustees and officers of the Trust are affiliated with Invesco Distributors. See “Management of the Trust.” In addition to the Funds, Invesco Distributors serves as distributor to many other mutual funds that are offered to retail investors. The following Distribution of

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Securities information is about all of the Invesco Funds that offer retail and/or Class R5 or Class R6 shares. Not all Invesco Funds offer all share classes.

The Distribution Agreement provides Invesco Distributors with the exclusive right to distribute shares of the Funds on a continuous basis directly and through other broker-dealers and other financial intermediaries with whom Invesco Distributors has entered into selected dealer and/or similar agreements. Invesco Distributors has not undertaken to sell any specified number of shares of any classes of the Funds.

Invesco Distributors expects to pay sales commissions from its own resources to dealers and institutions who sell Class C and Class R shares of the Funds at the time of such sales. Invesco Distributors or its predecessor has paid sales commissions from its own resources to dealers who sold Class B shares of the Funds at the time of such sales.

Payments for Class B shares equaled 4.00% of the purchase price of the Class B shares sold by the dealer or institution, consisting of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% for such shares. The portion of the payments to Invesco Distributors under the Class B Plan that constitutes an asset-based sales charge (0.75%) is intended in part to permit Invesco Distributors to recoup a portion of such sales commissions plus financing costs.

Invesco Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the Funds at the time of such sales. Payments for Class C shares equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, consisting of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% for such shares. Invesco Distributors will retain all payments received by it relating to Class C for the first year after they are purchased. The portion of the payments to Invesco Distributors under the Class C Plan that constitutes an asset-based sales charge (0.75%) is intended in part to permit Invesco Distributors to recoup a portion of the sales commissions to dealers plus financing costs, if any. After the first full year, Invesco Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class C that are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. These payments will consist of an asset-based sales charge of 0.75% and a service fee of 0.25%.

Invesco Distributors may pay dealers and institutions who sell Class R shares an annual fee of 0.50% of average daily net assets. These payments will consist of an asset-based fee of 0.25% and a service fee of 0.25% and will commence either on the thirteenth month after the first purchase, on accounts on which a dealer concession was paid, or immediately, on accounts on which a dealer concession was not paid. If Invesco Distributors pays a dealer concession, it will retain all payments received by it relating to Class R shares for the first year after they are purchased. Invesco Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class R shares that are attributable to shareholders for whom the dealers and institutions are designated as dealers of record.

The Trust (on behalf of any class of any Fund) or Invesco Distributors may terminate the Distribution Agreement on 60 days’ written notice without penalty. The Distribution Agreement will terminate automatically in the event of its assignment. In the event the Class B shares Distribution Agreement is terminated, Invesco Distributors would continue to receive payments of asset-based distribution fees in respect of the outstanding Class B shares attributable to the distribution efforts of Invesco Distributors or its predecessors; provided, however that a complete termination of the Class B Plan (as defined in such Plan) would terminate all payments to Invesco Distributors. Termination of the Class B Plan or the Distribution Agreement for Class B shares would not affect the obligation of Class B shareholders to pay CDSCs.

Total sales charges (front end and CDSCs) paid in connection with the sale of shares of each class of each Fund, if applicable, for the last three fiscal years ended are found in Appendix O.

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Distribution Plans

The Trust has adopted three different forms of distribution plans pursuant to Rule 12b-1 under the 1940 Act for the Funds, one plan for the Class A shares, Class C shares and Class R shares of the Funds, if applicable, one plan for the Class T shares of the Funds and one plan for Class B shares of the Funds (each, a Plan and, collectively, the Plans).

Each Fund, pursuant to its Plans, reimburses Invesco Distributors in an amount up to the following annual rates, shown immediately below, of the Fund’s average daily net assets of the applicable class.

Fund	Class A	Class B	Class C	Class R
Invesco American Franchise Fund	0.25%	1.00%	1.00%	0.50%
Invesco California Tax-Free Income Fund	0.25%	0.75%	0.75%	N/A
Invesco Equally-Weighted S&P 500 Fund	0.25%	1.00%	1.00%	0.50%
Invesco Equity and Income Fund	0.25%	1.00%	1.00%	0.50%
Invesco Growth and Income Fund	0.25%	1.00%	1.00%	0.50%
Invesco Pennsylvania Tax Free Income Fund	0.25%	1.00%	1.00%	N/A
Invesco S&P 500 Index Fund	0.25%	1.00%	1.00%	N/A
Invesco Small Cap Discovery Fund	0.25%	1.00%	1.00%	N/A

Each Fund, pursuant to its Class T plan, pays Invesco Distributors compensation at the annual rate of 0.25% of each Fund’s average daily net assets of its Class T shares.

The Plans compensate or reimburse Invesco Distributors, as applicable, for expenses incurred for the purpose of financing any activity that is primarily intended to result in the sale of shares of the Funds. Such activities include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each Plan.

Payments pursuant to the Plans are subject to any applicable limitations imposed by FINRA rules.

See Appendix M for a list of the amounts paid by each class of shares of each Fund pursuant to its distribution plans for the fiscal year and Appendix N for an estimate by category of the allocation of actual fees paid by shares of each Fund pursuant to its distribution plan for the fiscal year.

As required by Rule 12b-1, the Plans were approved by the Board, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the Rule 12b-1 Trustees). In approving the Plans in accordance with the requirements of Rule 12b-1, the trustees considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each class of the Funds and its respective shareholders.

The anticipated benefits that may result from the Plans with respect to each Fund and/or the classes of each Fund and its shareholders include but are not limited to the following: (1) rapid account access; (2) relatively predictable flow of cash; and (3) a well-developed, dependable network of shareholder service agents to help to curb sharp fluctuations in rates of redemptions and sales, thereby reducing the chance that an unanticipated increase in net redemptions could adversely affect the performance of each Fund.

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Unless terminated earlier in accordance with their terms, the Plans continue from year to year as long as such continuance is specifically approved, in person, at least annually by the Board, including a majority of the Rule 12b-1 Trustees or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.

Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, the Plans may be amended by the trustees, including a majority of the Rule 12b-1 Trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.

The Funds are currently grouped under one of the following three different Plans:

Class A, A2, C, Investor Class, P, R, S and T Shares Compensation Plan:

Invesco All Cap Market Neutral Fund

Invesco Alternative Strategies Fund

Invesco American Franchise Fund (Class T)

Invesco American Value Fund (Class T)

Invesco Asia Pacific Growth Fund

Invesco Balanced-Risk Allocation Fund (Class A, C, R and T)

Invesco Balanced-Risk Commodity Strategy Fund

Invesco Balanced-Risk Retirement Now Fund (Class A, C, R and T)

Invesco Balanced-Risk Retirement 2020 Fund (Class A, C, R and T)

Invesco Balanced-Risk Retirement 2030 Fund (Class A, C, R and T)

Invesco Balanced-Risk Retirement 2040 Fund (Class A, C, R and T)

Invesco Balanced-Risk Retirement 2050 Fund (Class A, C, R and T)

Invesco California Tax-Free Income Fund (Class T)

Invesco Charter Fund

Invesco Comstock Fund (Class T)

Invesco Conservative Allocation Fund

Invesco Convertible Securities Fund (Class T)

Invesco Corporate Bond Fund (Class R and T)

Invesco Core Plus Bond Fund

Invesco Developing Markets Fund

Invesco Diversified Dividend Fund (Class A, C, R and T)

Invesco Dividend Income Fund

Invesco Emerging Markets Flexible Bond Fund

Invesco Emerging Markets Equity Fund

Invesco Endeavor Fund

Invesco Energy Fund

Invesco Equally-Weighted S&P 500 Fund (Class T)

Invesco Equity and Income Fund (Class T)

Invesco European Growth Fund (Class A, C, R and T)

Invesco European Small Company Fund

Invesco Floating Rate Fund

Invesco Global Core Equity Fund

Invesco Global Growth Fund

Invesco Global Health Care Fund

Invesco Global Infrastructure Fund

Invesco Global Low Volatility Equity Yield Fund

Invesco Global Market Neutral Fund

Invesco Global Opportunities Fund

Invesco Global Real Estate Fund

Invesco Global Real Estate Income Fund

Invesco Global Responsibility Equity Fund

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Invesco Global Small & Mid Cap Growth Fund

Invesco Global Targeted Returns Fund

Invesco Gold & Precious Metals Fund

Invesco Government Money Market Fund (Class C, Cash Reserve Shares, Class R and Class T)

Invesco Greater China Fund

Invesco Growth Allocation Fund

Invesco Growth and Income Fund (Class T)

Invesco High Yield Fund (Class A, C and T)

Invesco High Yield Municipal Fund (Class T)

Invesco Income Allocation Fund

Invesco Intermediate Term Municipal Income Fund (Class T)

Invesco International Allocation Fund

Invesco International Companies Fund

Invesco International Core Equity Fund

Invesco International Growth Fund

Invesco International Small Company Fund

Invesco Limited Term Municipal Income Fund

Invesco Long/Short Equity Fund

Invesco Low Volatility Emerging Markets Fund

Invesco Low Volatility Equity Yield Fund

Invesco Macro Allocation Strategy Fund

Invesco Mid Cap Core Equity Fund

Invesco Mid Cap Growth Fund (Class T)

Invesco MLP Fund

Invesco Moderate Allocation Fund

Invesco Multi-Asset Income Fund

Invesco Multi-Asset Inflation Fund

Invesco Municipal Income Fund (Class T)

Invesco New York Tax Free Income Fund (Class T)

Invesco Pacific Growth Fund (Class T)

Invesco Pennsylvania Tax Free Income Fund (Class T)

Invesco Quality Income Fund (Class T)

Invesco Real Estate Fund (Class A, C, R and T)

Invesco S&P 500 Index Fund (Class T)

Invesco Select Companies Fund

Invesco Select Opportunities Fund

Invesco Short Duration High Yield Municipal Fund

Invesco Short Duration Inflation Protected Fund

Invesco Short Term Bond Fund

Invesco Small Cap Discovery Fund (Class T)

Invesco Small Cap Equity Fund

Invesco Small Cap Growth Fund (Class A, C, R and T)

Invesco Small Cap Value Fund (Class T)

Invesco Strategic Real Return Fund

Invesco Summit Fund

Invesco Tax-Exempt Cash Fund

Invesco Technology Fund (Class A, R and T)

Invesco U.S. Government Fund (Class A, R and T)

Invesco Value Opportunities Fund (Class R and T)

Invesco World Bond Fund

Class A, AX, C, CX, Investor Class, R and RX Shares Reimbursement Plan:

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Invesco American Franchise Fund

Invesco American Value Fund

Invesco Balanced-Risk Retirement Now Fund (Class AX, CX and RX)

Invesco Balanced-Risk Retirement 2020 Fund (Class AX, CX and RX)

Invesco Balanced-Risk Retirement 2030 Fund (Class AX, CX and RX)

Invesco Balanced-Risk Retirement 2040 Fund (Class AX, CX and RX)

Invesco Balanced-Risk Retirement 2050 Fund (Class AX, CX and RX)

Invesco California Tax-Free Income Fund

Invesco Comstock Fund

Invesco Convertible Securities Fund

Invesco Corporate Bond Fund (Class A and C)

Invesco Diversified Dividend Fund (Investor Class)

Invesco Equally-Weighted S & P 500 Fund

Invesco Equity and Income Fund

Invesco European Growth Fund (Investor Class)

Invesco Growth and Income Fund

Invesco Government Money Market Fund (Class AX and CX)

Invesco High Yield Fund (Investor Class)

Invesco High Yield Municipal Fund

Invesco Intermediate Term Municipal Income Fund

Invesco Mid Cap Growth Fund

Invesco Municipal Income Fund

Invesco New York Tax Free Income Fund

Invesco Pacific Growth Fund

Invesco Pennsylvania Tax Free Income Fund

Invesco Quality Income Fund

Invesco Real Estate Fund (Investor Class)

Invesco S & P 500 Index Fund

Invesco Small Cap Discovery Fund

Invesco Small Cap Growth Fund (Investor Class)

Invesco Small Cap Value Fund

Invesco Technology Fund (Investor Class)

Invesco Technology Sector Fund

Invesco U.S. Government Fund (Investor Class)

Invesco Value Opportunities Fund (Class A and C)

Class B and BX Plan:

Compensation Shares

Invesco Asia Pacific Growth Fund

Invesco Balanced-Risk Allocation Fund

Invesco Balanced-Risk Commodity Strategy Fund

Invesco Balanced-Risk Retirement Now Fund

Invesco Balanced-Risk Retirement 2020 Fund

Invesco Balanced-Risk Retirement 2030 Fund

Invesco Balanced-Risk Retirement 2040 Fund

Invesco Balanced-Risk Retirement 2050 Fund

Invesco Charter Fund

Invesco Conservative Allocation Fund

Invesco Core Plus Bond Fund

Invesco Developing Markets Fund

Invesco Diversified Dividend Fund

Invesco Dividend Income Fund

Invesco Emerging Markets Flexible Bond Fund

Invesco Endeavor Fund

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Invesco Energy Fund

Invesco European Growth Fund

Invesco European Small Company Fund

Invesco Global Core Equity Fund

Invesco Global Growth Fund

Invesco Global Health Care Fund

Invesco Global Low Volatility Equity Yield Fund

Invesco Global Real Estate Fund

Invesco Global Real Estate Income Fund

Invesco Global Small & Mid Cap Growth Fund

Invesco Gold & Precious Metals Fund

Invesco Government Money Market Fund (Class B Shares)

Invesco Greater China Fund

Invesco Growth Allocation Fund

Invesco High Yield Fund

Invesco Income Allocation Fund

Invesco International Allocation Fund

Invesco International Core Equity Fund

Invesco International Growth Fund

Invesco International Small Company Fund

Invesco Low Volatility Equity Yield Fund

Invesco Mid Cap Core Equity Fund

Invesco Moderate Allocation Fund

Invesco Real Estate Fund

Invesco Select Companies Fund

Invesco Small Cap Equity Fund

Invesco Small Cap Growth Fund

Invesco Summit Fund

Invesco Technology Fund

Invesco U.S. Government Fund

Invesco World Bond Fund

Reimbursement Shares

Invesco American Franchise Fund

Invesco American Value Fund

Invesco California Tax-Free Income Fund

Invesco Comstock Fund

Invesco Convertible Securities Fund

Invesco Corporate Bond Fund

Invesco Equally-Weighted S & P 500 Fund

Invesco Equity and Income Fund

Invesco Government Money Market Fund (Class BX Shares)

Invesco Growth and Income Fund

Invesco High Yield Municipal Fund

Invesco Intermediate Term Municipal Income Fund

Invesco Mid Cap Growth Fund

Invesco Municipal Income Fund

Invesco New York Tax Free Income Fund

Invesco Pacific Growth Fund

Invesco Pennsylvania Tax Free Income Fund

Invesco Quality Income Fund

Invesco S & P 500 Index Fund

Invesco Small Cap Discovery Fund

Invesco Small Cap Value Fund

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Invesco Technology Sector Fund

Invesco Value Opportunities Fund

Amounts payable by a Fund under the Compensation Plan and Class B Plan (Compensation Shares) need not be directly related to the expenses actually incurred by Invesco Distributors on behalf of each Fund. These Plans do not obligate the Funds to reimburse Invesco Distributors for the actual allocated share of expenses Invesco Distributors may incur in fulfilling its obligations under these Plans. Thus, even if Invesco Distributors’ actual allocated share of expenses exceeds the fee payable to Invesco Distributors at any given time, under these Plans, the Funds will not be obligated to pay more than that fee. If Invesco Distributors’ actual allocated share of expenses is less than the fee it receives, under these Plans, Invesco Distributors will retain the full amount of the fee.

Amounts payable under the Reimbursement Plan and Class B Plan (Reimbursement Shares) must be directly related to the expenses incurred by Invesco Distributors on behalf of each Fund, as such Plans obligate the Funds to reimburse Invesco Distributors for its actual allocated share of expenses incurred for the period. Reimbursement will be made through payments made at the end of each month. Reimbursement expenses for Investor Class Shares covered by the Reimbursement Plan shall be computed over a rolling twelve-month period. If Invesco Distributors’ actual allocated share of expenses incurred pursuant to the Reimbursement Plan or Class B Plan (Reimbursement Shares) for the period exceeds the annual cap, a Fund will not be obligated to pay more than the annual cap. If Invesco Distributors’ actual allocated share of expenses incurred pursuant to the Reimbursement Plan or Class B Plan (Reimbursement Shares) for the period is less than the annual cap, Invesco Distributors is entitled to be reimbursed only for its actual allocated share of expenses.

Invesco Distributors may from time to time waive or reduce any portion of its 12b-1 fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, Invesco Distributors will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a prospectus may not be terminated or amended to the Funds’ detriment during the period stated in the agreement between Invesco Distributors and the Fund.

The Funds may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C, Class R, Class T and Investor Class shares, 0.15% of the average daily net assets of Class S shares, and 0.10% of the average daily net assets of Class P shares, attributable to the customers’ selected dealers and financial institutions to such dealers and financial institutions, including Invesco Distributors, acting as principal, who furnish continuing personal shareholder services to their customers who purchase and own the applicable class of shares of the Fund. Under the terms of a shareholder service agreement, such personal shareholder services include responding to customer inquiries and providing customers with the information about their investments. Any amounts not paid as a service fee under each Plan would constitute an asset-based sales charge.

Under a shareholder service agreement, a Fund agrees to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a shareholder service agreement will be calculated at the end of each payment period for each business day of the Funds during such period at the annual rate specified in each agreement based on the average daily net asset value of the Funds’ shares purchased or acquired through exchange. Fees shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which such Fund’s shares are held.

Selected dealers and other institutions entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class over another. Under the Plans, certain financial institutions which have entered into service agreements and which sell shares of the Funds on an agency basis, may receive payments from the Funds pursuant to the respective Plans. Invesco Distributors does not act as principal, but rather as agent for the Funds, in making dealer

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incentive and shareholder servicing payments to dealers and other financial institutions under the Plans. These payments are an obligation of the Funds and not of Invesco Distributors.

The sale of Class B shares has ceased, but Invesco Distributors is eligible to be reimbursed amounts previously expended so long as the Class B Plans remain in effect. Except as may be mandated by applicable law, the Funds do not impose any limit with respect to the number of years into the future that such unreimbursed actual net expenses may be carried forward (on a Fund level basis). These unreimbursed actual net expenses may or may not be recovered through Plan fees or contingent deferred sales charges in future years.

Because of fluctuations in net asset value, the Plan fees with respect to a particular Class B or Class C share may be greater or less than the amount of the initial commission (including carrying cost) paid by Invesco Distributors with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class.

If the Plans are terminated or not continued, the Fund would not be contractually obligated to pay Invesco Distributors for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.

FINANCIAL STATEMENTS

Financial statements for the fiscal year ended August 31, 2016, including the Financial Highlights pertaining thereto, and the reports of the independent registered public accounting firm thereon, are incorporated by reference into this SAI from each Fund’s Annual Report to shareholders contained in the Registrant’s Form N-CSR filed on November 4, 2016. Financial statements for the fiscal period ended February 28, 2017, including the Financial Highlights pertaining thereto, are incorporated by reference into this SAI from each Fund’s most recent Semi-Annual Report to shareholders contained in the Trust’s Form N-CSRS filed on May 8, 2017.

The portions of such Annual and Semi-Annual Reports that are not specifically listed above are not incorporated by reference into this SAI and are not a part of this Registration Statement.

PricewaterhouseCoopers LLP informed the Trust that it has identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the Loan Rule). The Loan Rule prohibits accounting firms, such as PricewaterhouseCoopers LLP, from being deemed independent if they have certain financial relationships with their audit clients or certain affiliates of those clients. The Trust is required under various securities laws to have its financial statements audited by an independent accounting firm.

The Loan Rule specifically provides that an accounting firm would not be independent if it or certain affiliates and covered persons receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities (referred to as a “more than ten percent owner”). For purposes of the Loan Rule, audit clients include the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the Invesco Fund Complex). PricewaterhouseCoopers LLP informed the Trust it and certain affiliates and covered persons have relationships with lenders who hold, as record owner, more than ten percent of the shares of certain funds within the Invesco Fund Complex, which may implicate the Loan Rule.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to the audit independence issue described above. In that letter, the SEC confirmed that it would not recommend enforcement action against a fund that relied on audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. In connection with prior independence determinations, PricewaterhouseCoopers LLP communicated, as contemplated by the no-action letter, that it believes that it remains objective and impartial and that a reasonable investor possessing all the facts would conclude

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that PricewaterhouseCoopers LLP is able to exhibit the requisite objectivity and impartiality to report on the Funds’ financial statements as the independent registered public accounting firm. PricewaterhouseCoopers LLP also represented that it has complied with PCAOB Rule 3526(b)(1) and (2), which are conditions to the Funds relying on the no action letter, and affirmed that it is an independent accountant within the meaning of PCAOB Rule 3520. Therefore, the Adviser, the Funds and PricewaterhouseCoopers LLP concluded that PricewaterhouseCoopers LLP could continue as the Funds’ independent registered public accounting firm. The Invesco Fund Complex relied upon the no-action letter in reaching this conclusion.

If in the future the independence of PricewaterhouseCoopers LLP is called into question under the Loan Rule by circumstances that are not addressed in the SEC’s no-action letter, the Funds will need to take other action in order for the Funds’ filings with the SEC containing financial statements to be deemed compliant with applicable securities laws. Such additional actions could result in additional costs, impair the ability of the Funds to issue new shares or have other material adverse effects on the Funds. In addition, the SEC has indicated that the no-action relief will expire 18 months from its issuance after which the Invesco Funds will no longer be able rely on the letter unless its term is extended or made permanent by the SEC Staff.

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APPENDIX A

RATINGS OF DEBT SECURITIES

The following is a description of the factors underlying the debt ratings of Moody’s, S&P, and Fitch.

Moody’s Long-Term Debt Ratings

Aaa:	Obligations rated ‘Aaa’ are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa:	Obligations rated ‘Aa’ are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated ‘A’ are judged to be upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated ‘Baa’ are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba:	Obligations rated ‘Ba’ are judged to be speculative and are subject to substantial credit risk.

B:	Obligations rated ‘B’ are considered speculative and are subject to high credit risk.

Caa:	Obligations rated ‘Caa’ are judged to be speculative of poor standing and are subject to very high credit risk.

Ca:	Obligations rated ‘Ca’ are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated ‘C’ are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note:	Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Moody’s Short-Term Prime Rating System

P-1:	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2:	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3:	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP (Not Prime):

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Moody’s MIG/VMIG US Short-Term Ratings

Short-Term Obligation Ratings

While the global short-term ‘prime’ rating scale is applied to US municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1:	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2:	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3:	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well established.

SG:	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale. VMIG ratings of demand obligations with unconditional liquidity support are mapped from the short-term debt rating (or counterparty assessment) of the support provider, or the underlying obligor in the absence of third party liquidity support, with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG 3 to P-3 and SG to not prime. For example, the VMIG rating for an industrial revenue bond with Company XYZ as the underlying obligor would normally have the same numerical modifier as Company XYZ’s prime rating. Transitions of VMIG ratings of demand obligations with conditional liquidity support, as show in the diagram below, differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

VMIG 1:	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2:	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3:	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG:	This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor’s Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

•	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitment on a financial obligation in accordance with the terms of the obligation;

•	The nature and provisions of the financial obligation, and the promise we impute; and

•	The protection afforded by, and relative position of, the financial obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA:	An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB:	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C:
Obligations rated ‘BB’, ‘B’, ‘CCC’ ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB:	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B:	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC:	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C:	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D:	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Plus (+) or minus (-):
The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR:	This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.

Standard & Poor’s Short-Term Issue Credit Ratings

A-1:	A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2:	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3:	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead a weakened capacity of the obligor to meet its financial commitment on the obligation.

B:	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C:	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D:	A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Standard & Poor’s Municipal Short-Term Note Ratings Definitions

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

•	Amortization schedule – the larger final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment – the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1:	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2:	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3:	Speculative capacity to pay principal and interest.

Standard & Poor’s Dual Ratings

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

Fitch Credit Rating Scales

Fitch Ratings’ credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss. For information about the historical performance of ratings please refer to Fitch’s Ratings Transition and Default studies which detail the historical default rates and their meaning. The European Securities and Markets Authority also maintains a central repository of rating default rates.

Fitch Ratings’ credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch Ratings may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation). In such cases, the agency will make clear the assumptions underlying the agency’s opinion in the accompanying rating commentary.

The primary credit rating scales may be used to provide a credit opinion of privately issued obligations or certain note issuance programs. The primary credit rating scales may also be used to provide a credit opinion of a more narrow scope, including interest strips and return of principal.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

A designation of Not Rated or NR is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Fitch Long-Term Rating Scales

Issuer Credit Rating Scales

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies, and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

Country Ceilings

Country Ceilings are expressed using the symbols of the long-term issuer primary credit rating scale and relate to sovereign jurisdictions also rated by Fitch Ratings on the Issuer Default Rating scale. They reflect the agency’s judgment regarding the risk of capital and exchange controls being imposed by the sovereign authorities that would prevent or materially impede the private sector’s ability to convert local currency into foreign currency and transfer to non-resident creditors — transfer and convertibility (TandC) risk. As such, they are not ratings, but expressions of a maximum limit for the foreign currency issuer ratings of most, but not all, issuers in a given country. Given the close correlation between sovereign credit and TandC risks, the Country Ceiling may exhibit a greater degree of volatility than would normally be expected when it lies above the sovereign foreign currency rating.

AAA: Highest credit quality.

‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality.

‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality.

‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality.

‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative.

‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B: Highly speculative.

‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk.

Default is a real possibility.

CC: Very high levels of credit risk.

Default of some kind appears probable.

C: Exceptionally high levels of credit risk.

Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c. Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD: Restricted default.

‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include: a. the selective payment default on a specific class or currency of debt; b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ord. execution of a distressed debt exchange on one or more material financial obligations.

D: Default.

‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

Imminent default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Notes

The modifiers + or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

Fitch Short-Term Rating Scales

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1:	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added + to denote any exceptionally strong credit feature.

F2:	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3:	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B:	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C:	High short-term default risk. Default is a real possibility.

RD:

Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D:	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

APPENDIX B

PERSONS TO WHOM INVESCO PROVIDES

NON-PUBLIC PORTFOLIO HOLDINGS ON AN ONGOING BASIS

(as of January 31, 2017)

Service Provider	Disclosure Category
ABN AMRO Financial Services, Inc.	Broker (for certain Invesco Funds)
Absolute Color	Financial Printer
Anglemyer & Co.	Analyst (for certain Invesco Funds)
Ballard Spahr Andrews & Ingersoll, LLP	Special Insurance Counsel
Barclays Capital, Inc.	Broker (for certain Invesco Funds)
Blaylock Robert Van LLC	Broker (for certain Invesco Funds)
BB&T Capital Markets	Broker (for certain Invesco Funds)
Bear Stearns Pricing Direct, Inc.	Pricing Vendor (for certain Invesco Funds)
BLNS Securities Ltd.	Broker (for certain Invesco Funds)
BOSC, Inc.	Broker (for certain Invesco Funds)
Brown Brothers Harriman & Co.	Securities Lender (for certain Invesco Funds)
Cabrera Capital Markets	Broker (for certain Invesco Funds)
Charles River Systems, Inc.	System Provider
Chas. P. Young Co.	Financial Printer
Cirrus Research, LLC	Trading System
Citigroup Global Markets, Inc.	Broker (for certain Invesco Funds)
Commerce Capital Markets	Broker (for certain Invesco Funds)
Crane Data, LLC	Analyst (for certain Invesco Funds)
Credit Suisse International / Credit Suisse Securities (Europe) Ltd.	Service Provider
Crews & Associates	Broker (for certain Invesco Funds)
D.A. Davidson & Co.	Broker (for certain Invesco Funds)
Dechert LLP	Legal Counsel
DEPFA First Albany	Broker (for certain Invesco Funds)
E.K. Riley Investments LLC	Broker (for certain Invesco Funds)
Empirical Research Partners	Analyst (for certain Invesco Funds)
Finacorp Securities	Broker (for certain Invesco Funds)
First Miami Securities	Broker (for certain Invesco Funds)
First Southwest Co.	Broker (for certain Invesco Funds)
First Tryon Securities	Broker (for certain Invesco Funds)
Fitch, Inc.	Rating & Ranking Agency (for certain Invesco Funds)
FT Interactive Data Corporation	Pricing Vendor
FTN Financial Group	Broker (for certain Invesco Funds)
GainsKeeper	Software Provider (for certain Invesco Funds)
GCom2 Solutions	Software Provider (for certain Invesco Funds)
George K. Baum & Company	Broker (for certain Invesco Funds)
Glass, Lewis & Co.	System Provider (for certain Invesco Funds)
Global Trading Analytics, LLC	Software Provider
Global Trend Alert	Analyst (for certain Invesco Funds)
Hattier, Sanford & Reynoir	Broker (for certain Invesco Funds)
Hutchinson, Shockey, Erley & Co.	Broker (for certain Invesco Funds)
ICI (Investment Company Institute)	Analyst (for certain Invesco Funds)
ICRA Online Ltd.	Rating & Ranking Agency (for certain Invesco Funds)
Lincoln Investment Advisors Corporation	Other

Service Provider	Disclosure Category
iMoneyNet, Inc.	Rating & Ranking Agency (for certain Invesco Funds)
Initram Data, Inc.	Pricing Vendor
Institutional Shareholder Services, Inc.	Proxy Voting Service (for certain Invesco Funds)
Invesco Investment Services, Inc.	Transfer Agent
Invesco Senior Secured Management, Inc.	System Provider (for certain Invesco Funds)
Investment Company Institute	Analyst (for certain Invesco Funds)
Investortools, Inc.	Broker (for certain Invesco Funds)
ITG, Inc.	Pricing Vendor (for certain Invesco Funds)
J.P. Morgan Securities, Inc.	Analyst (for certain Invesco Funds)
J.P. Morgan Securities Inc.\Citigroup Global Markets Inc.\JPMorgan Chase Bank, N.A.	Lender (for certain Invesco Funds)
J.P. Morgan Securities	Broker (for certain Invesco Funds)
Janney Montgomery Scott LLC	Broker (for certain Invesco Funds)
John Hancock Investment Management Services, LLC	Sub-advisor (for certain sub-advised accounts)
Jorden Burt LLP	Special Insurance Counsel
KeyBanc Capital Markets, Inc.	Broker (for certain Invesco Funds)
Kramer Levin Naftalis & Frankel LLP	Legal Counsel
Lebenthal & Co. LLC	Broker (for certain Invesco Funds)
Lipper, Inc.	Rating & Ranking Agency (for certain Invesco Funds)
Loan Pricing Corporation	Pricing Service (for certain Invesco Funds)
Loop Capital Markets	Broker (for certain Invesco Funds)
M.R. Beal	Broker (for certain Invesco Funds)
MarkIt Group Limited	Pricing Vendor (for certain Invesco Funds)
Merrill Communications LLC	Financial Printer
Mesirow Financial, Inc.	Broker (for certain Invesco Funds)
Middle Office Solutions	Software Provider
Moody’s Investors Service	Rating & Ranking Agency (for certain Invesco Funds)
Morgan Keegan & Company, Inc.	Broker (for certain Invesco Funds)
Morrison Foerster LLP	Legal Counsel
MS Securities Services, Inc. and Morgan Stanley & Co. Incorporated	Securities Lender (for certain Invesco Funds)
Muzea Insider Consulting Services, LLC	Analyst (for certain Invesco Funds)
Ness USA Inc.	System provider
Noah Financial, LLC	Analyst (for certain Invesco Funds)
Omgeo LLC	Trading System
Piper Jaffray	Analyst (for certain Invesco Funds)
Prager, Sealy & Co.	Broker (for certain Invesco Funds)
PricewaterhouseCoopers LLP	Independent Registered Public Accounting Firm (for all Invesco Funds)
Protective Securities	Broker (for certain Invesco Funds)
Ramirez & Co., Inc.	Broker (for certain Invesco Funds)
Raymond James & Associates, Inc.	Broker (for certain Invesco Funds)
RBC Capital Markets	Analyst (for certain Invesco Funds)
RBC Dain Rauscher Incorporated	Broker (for certain Invesco Funds)
Reuters America LLC	Pricing Service (for certain Invesco Funds)
Rice Financial Products	Broker (for certain Invesco Funds)
Robert W. Baird & Co. Incorporated	Broker (for certain Invesco Funds)
RR Donnelley Financial	Financial Printer
Ryan Beck & Co.	Broker (for certain Invesco Funds)
SAMCO Capital Markets, Inc.	Broker (for certain Invesco Funds)
Seattle-Northwest Securities Corporation	Broker (for certain Invesco Funds)

Service Provider	Disclosure Category
Siebert Brandford Shank & Co., L.L.C.	Broker (for certain Invesco Funds)
Simon Printing Company	Financial Printer
Southwest Precision Printers, Inc.	Financial Printer
Southwest Securities	Broker (for certain Invesco Funds)
Standard and Poor’s/Standard and Poor’s Securities Evaluations, Inc.	Pricing Service and Rating and Ranking Agency (each, respectively, for certain Invesco Funds)
StarCompliance, Inc.	System Provider
State Street Bank and Trust Company	Custodian, Lender, Securities Lender, and System Provider (each, respectively, for certain Invesco Funds)
Sterne, Agee & Leach, Inc.	Broker (for certain Invesco Funds)
Stifel, Nicolaus & Company, Incorporated	Broker (for certain Invesco Funds)
Stradley Ronon Stevens & Young, LLP	Legal Counsel
The Bank of New York	Custodian and Securities Lender (each, respectively, for certain Invesco Funds)
The MacGregor Group, Inc.	Software Provider
The Savader Group LLC	Broker (for certain Invesco Funds)
Thomson Information Services Incorporated	Software Provider
UBS Financial Services, Inc.	Broker (for certain Invesco Funds)
VCI Group Inc.	Financial Printer
Vining Sparks IBG	Broker (for Certain Invesco Funds)
W.H Mell Associates, Inc.	Broker (for certain Invesco Funds)
Wachovia National Bank, N.A.	Broker (for certain Invesco Funds)
Western Lithograph	Financial Printer
Wiley Bros. Aintree Capital L.L.C.	Broker (for certain Invesco Funds)
William Blair & Co.	Broker (for certain Invesco Funds)
XSP, LLC\Solutions Plus, Inc.	Software Provider

APPENDIX C

TRUSTEES AND OFFICERS

As of May 31, 2017

The address of each trustee and officer is 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Trusteeship(s)/ Directorship Held by Trustee/Director During Past 5 Years
Interested Trustees:

Martin L. Flanagan[1] - 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			144	None

Philip A. Taylor[2] - 1954 Trustee and Senior Vice President	2006	Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management	144	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.
[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

C-1

Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior

C-2

		Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.
Independent Trustees

Bruce L. Crockett – 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	144	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee, Ferroglobe PLC (metallurgical company)

David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	144	Board member of the Illinois Manufacturers’ Association

James T. Bunch – 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society; Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	144	Trustee, Evans Scholarship Foundation

Jack M. Fields – 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	None

Cynthia Hostetler —1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	144	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Aberdeen Investment Funds (4

C-3

				portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)

Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	144	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Prema Mathai- Davis – 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None

Teresa M. Ressel — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury; Chief Compliance Officer, Kaiser Permanente; Program Manager, Hewlett-Packard; Nuclear Engineering, General Dynamics Corporation	144	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)

Larry Soll – 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None

Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	144	Federal Reserve Bank of Dallas

Raymond Stickel, Jr. – 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	144	None

Robert C. Troccoli – 1949 Trustee	2016	Adjunct Professor, University of Denver – Daniels College of Business Formerly: Senior Partner, KPMG LLP	144	None

Christopher L. Wilson – 1957 Trustee	2017	Managing Partner, CT2, LLC (investing and consulting firm)	144	TD Asset

C-4

Formerly: President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief

Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments

				Management USA Inc. (mutual fund complex) (22 portfolios); ISO New England, Inc. (non-profit organization managing regional electricity market)
Officers

Sheri Morris – 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr – 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco	N/A	N/A

C-5

Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Manager and Secretary, Invesco Indexing LLC

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos – 1970 Vice President, Principal Financial Officer and	2008	Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II,	N/A	N/A

C-6

Assistant Treasurer

PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

Tracy Sullivan – 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

		N/A	N/A

Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

		N/A	N/A

Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

		N/A	N/A

C-7

Trustee Ownership of Fund Shares as of December 31, 2016

Name of Trustee	Dollar Range of Equity Securities Per Fund		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Invesco Funds

Interested Persons
Martin L. Flanagan	Invesco American Franchise Fund	Over $100,000	Over $100,000
	Invesco Equity and Income Fund	Over $100,000
	Invesco Growth and Income Fund	Over $100,000
Philip A. Taylor	None		$1 - $10,000
Independent Trustees
David C. Arch	Invesco S&P 500 Index Fund	Over $100,000	Over $100,000
	Invesco Equally-Weighted S&P 500 Index Fund	Over $100,000
James T. Bunch	Invesco American Franchise Fund	Over $100,000	Over $100,000
	Invesco Equity and Income Fund	Over $100,000
	Invesco S&P 500 Index Fund	Over $100,000
Bruce L. Crockett	Invesco American Franchise Fund	Over $100,000	Over $100,000[3]
Jack M. Fields	Invesco American Franchise Fund	$1 - $10,000	Over $100,000[3]
	Invesco Equally-Weighted S&P 500 Fund	Over $100,000
Cynthia Hostetler[5]	N/A		N/A
Eli Jones[4]	Invesco Equally Weighted S&P 500 Fund	$50,001 - $100,000	Over $100,000
Prema Mathai-Davis	Invesco American Franchise Fund	Over $100,000	Over $100,000[3]
	Invesco Equity and Income Fund	Over $100,000
Teresa M. Ressel[5]	N/A		N/A
Larry Soll	Invesco Equity and Income Fund	$10,001 - $50,000	Over $100,000
Ann Barnett Stern[5]	N/A		N/A
Raymond Stickel, Jr.	Invesco Equity and Income Fund	Over $100,000	Over $100,000
	Invesco Growth and Income Fund	Over $100,000
Robert C. Troccoli[4]	Invesco Equally Weighted S&P 500 Fund	$10,001 - $50,000	N/A
Christopher L. Wilson[5]	Invesco Equity and Income Fund	$10,001 - $50,000	Over $100,000

[3]	Includes total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Invesco Funds.
[4]	Dr. Eli Jones and Mr. Robert Troccoli were appointed as trustees of the Trust effective January 29, 2016.
[5]	The information in the table is provided as of December 31, 2016. Mss. Cynthia Hostetler, Teresa M. Ressel and Ann Barnett Stern and Mr. Christopher L. Wilson were elected as trustees of the Trust by shareholders at a meeting held on March 9, 2017.

C-8

APPENDIX D

TRUSTEE COMPENSATION TABLE

Set forth below is information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with Invesco during the year ended December 31, 2016:

Trustee	Aggregate Compensation From the Trust (1)	Retirement Benefits Accrued by All Invesco Funds	Estimated Annual Benefits Upon Retirement (2)(4)	Total Compensation From All Invesco Funds (3)
Independent Trustees(4)
David C. Arch	$51,949	$0	$205,000	$383,122
James T. Bunch	$55,505	$0	$205,000	$401,322
Bruce L. Crockett	$95,667	$0	$205,000	$690,922
Jack M. Fields	$50,463	$0	$205,000	$363,122
Cynthia Hostetler(6)	N/A	N/A	N/A	N/A
Eli Jones(5)	$30,384	$0	$0	$309,351
Prema Mathai-Davis	$54,291	$0	$205,000	$390,322
Teresa M. Ressel(6)	N/A	N/A	N/A	N/A
Larry Soll	$55,159	$0	$226,885	$396,322
Ann Barnett Stern(6)	N/A	N/A	N/A	N/A
Raymond Stickel, Jr.	$59,334	$0	$205,000	$426,022
Robert Troccoli(5)	$31,585	$0	$0	$317,851
Christopher L. Wilson(6)	N/A	N/A	N/A	N/A
Officer
Russell Burk	$103,090	N/A	N/A	$760,759

(1)	Amounts shown are based on the fiscal year ended August 31, 2016. The total amount of compensation deferred by all trustees of the Trust during the fiscal year ended August 31, 2016, including earnings, was $78,273.
(2)	These amounts represent the estimated annual benefits payable by the Invesco Funds upon the trustees’ retirement and assumes each trustee serves until his or her normal retirement date. These amounts are not adjusted to reflect deemed investment appreciation or depreciation.
(3)	All trustees currently serve as trustee of 31 registered investment companies advised by Invesco
(4)	On December 31, 2016, Mr. Albert Dowden and Ms. Suzanne Woolsey retired. During the fiscal year ended August 31, 2016, compensation from the Trust was $54,291 for Mr. Dowden and $51,949 Ms. Woolsey.
(5)	Dr. Eli Jones and Mr. Robert C. Troccoli were appointed as trustees of the Trust effective January 29, 2016.
(6)	Mss. Cynthia Hostetler, Teresa M. Ressel and Ann Barnett Stern and Mr. Christopher L. Wilson were elected as trustees of the Trust by shareholders at a meeting held on March 9, 2017.

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APPENDIX E

PROXY POLICIES AND PROCEDURES

Invesco’s Policy Statement on Global Corporate

Governance and Proxy Voting

The Adviser and each sub-adviser rely on this policy. In addition, Invesco Advisers, Inc., Invesco Asset Management Limited, Invesco Canada Ltd., Invesco Asset Management (Japan) Limited, Invesco Asset Management Deutschland GmbH and Invesco PowerShares Capital Management LLC have also adopted operating guidelines and procedures for proxy voting particular to each regional investment center. Such guidelines and procedures are attached hereto.

Invesco’s Policy Statement on Global Corporate Governance and Proxy Voting

I.	Guiding Principles and Philosophy

Public companies hold shareholder meetings, attended by the company’s executives, directors, and shareholders, during which important issues, such as appointments to the company’s board of directors, executive compensation, and auditors, are addressed and where applicable, voted on. Proxy voting gives shareholders the opportunity to vote on issues that impact the company’s operations and policies without being present at the meetings.

Invesco views proxy voting as an integral part of its investment management responsibilities and believes that the right to vote proxies should be managed with the same high standards of care and fiduciary duty to its clients as all other elements of the investment process. Invesco’s proxy voting philosophy, governance structure and process are designed to ensure that proxy voles are cast in accordance with clients’ best interests, which Invesco interprets to mean clients’ best economic interests, this Policy and the operating guidelines and procedures of Invesco’s regional investment centers.

Invesco investment teams vote proxies on behalf of Invesco-sponsored funds and non-fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf.

The proxy voting process at Invesco, which is driven by investment professionals, Focuses on maximizing long-term value for our clients, protecting clients’ rights and promoting governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders. Invesco takes a nuanced approach to voting and, therefore, many matters to be voted upon are reviewed on a case by case basis.

Votes in favor of board or management proposals should not be interpreted as an indication of insufficient consideration by lnvesco fund managers. Such votes may reflect the outcome of past or ongoing engagement and active ownership by Invesco with representatives of the companies in which we invest.

II.	Applicability of this Policy

This Policy sets forth the framework of Invesco’s corporate governance approach, broad philosophy and guiding principles that inform the proxy voting practices of Invesco’s investment teams around the world. Given the different nature of these teams and their respective investment processes, as well as the significant differences in regulatory regimes and market practices across jurisdictions, not all aspects of this Policy may apply to all Invesco investment teams at all times. In the case of a conflict between this Policy and the operating guidelines and procedures of a regional investment center the latter will control.

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III.	Proxy Voting for Certain Fixed Income, Money Market Accounts and Index

For proxies held by certain client accounts managed in accordance with fixed income, money market and index strategies (including exchange traded funds), lnvesco will typically vote in line with the majority holder of the active-equity shares held by Invesco outside of those strategies (“Majority Voting”). In this manner Invesco seeks to leverage the active-equity expertise and comprehensive proxy voting reviews conducted by teams employing active-equity strategies, which typically incorporate analysis of proxy issues as a core component of the investment process. Portfolio managers for accounts employing Majority Voting still retain full discretion to override Majority Voting and to vote the shares as they determine to be in the best interest of those accounts, absent certain types of conflicts of interest, which are discussed elsewhere in this Policy.

IV.	Conflicts of Interest

There may be occasions where voting proxies may present a real or perceived conflict of interest between Invesco, as investment manager, and one or more of Invesco’s clients or vendors. Under Invesco’s Code of Conduct, Invesco entities and individuals are strictly prohibited from putting personal benefit, whether tangible or intangible, before the interests of clients. “Personal benefit” includes any intended benefit for Invesco, oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for the relevant lnvesco client.

Firm-level Conflicts of Interest

A conflict of interest may exist if Invesco has a material business relationship with, or is actively soliciting business from, either the company soliciting a proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote (e.g., issuers that are distributors of Invesco’s products, or issuers that employ lnvesco to manage portions of their retirement plans or treasury accounts). Invesco’s proxy governance team maintains a list of all such issuers for which a conflict of interest exists.

If the proposal that gives rise to the potential conflict is specifically addressed by this Policy or the operating guidelines and procedures of the relevant regional investment center, Invesco generally will vote the proxy in accordance therewith. Otherwise, based on a majority vote of its members, the Global IPAC (as described below) will vote the proxy.

Because this Policy and the operating guidelines and procedures of each regional investment center are pre-determined and crafted to be in the best economic interest of clients, applying them to vote client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard, persons from Invesco’s marketing, distribution and other customer-facing functions may not serve on the Global IPAC. For the avoidance of doubt, Invesco may not consider Invesco Ltd.’s pecuniary interest when voting proxies on behalf of clients.

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Personal Conflicts of Interest

A conflict also may exist where an Invesco employee has a known personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships.

All Invesco personnel with proxy voting responsibilities are required to report any known personal conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issues.

Other Conflicts of Interest

In order to avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by, or related to matters involving, Invesco Ltd. that may be held in client accounts from time to time.1 Shares of an Invesco-sponsored fund held by other lnvesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund.

V.	Use of Third-Party Proxy Advisory Services

Invesco may supplement its internal research with information from third-parties, such as proxy advisory firms. However, Invesco generally retains full and independent discretion with respect to proxy voting decisions.

As part of its fiduciary obligation to clients, Invesco performs extensive initial and ongoing due diligence on the proxy advisory firms it engages. This includes reviews of information regarding the capabilities of their research staffs and internal controls, policies and procedures, including those relating to possible conflicts of interest. In addition, lnvesco regularly monitors and communicates with these firms and monitors their compliance with Invesco’s performance and policy standards.

VI.	Global Proxy Voting Platform and Administration

Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global lnvesco Proxy Advisory Committee (“Global IPAC”). The Global IPAC is a global investments-driven committee comprised of representatives from various investment management teams and Invesco’s Global Head of Proxy Governance and Responsible Investment (“Head of Proxy Governance”). The Global IPAC provides a forum for investment teams to monitor, understand and discuss key proxy issues and voting trends within the lnvesco complex. Absent a conflict of interest, the Global IPAC representatives, in consultation with the respective investment team, are responsible for voting proxies for the securities the team manages (unless such responsibility is explicitly delegated to the portfolio managers of the securities in question) In addition to the Global IPAC, for some clients, third parties (e.g., U.S. mutual fund boards) provide oversight of the proxy process. The Global IPAC and Invesco’s

[1]	Generally speaking, Invesco does not invest for its clients in the shares of Invesco Ltd., however, limited exceptions apply in the case of funds or accounts designed to track an index that includes Invesco Ltd. as a component.

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proxy administration and governance team, compliance and legal teams regularly communicate and review this Policy and the operating guidelines and procedures of each regional investment center to ensure that they remain consistent with clients’ best interests, regulatory requirements, governance trends and industry best practices.

Invesco maintains a proprietary global proxy administration platform, known as the “fund manager portal” and supported by the Head of Proxy Governance and a dedicated team of internal proxy specialists. The platform streamlines the proxy voting and ballot reconciliation processes, as well as related functions, such as share blocking and managing conflicts of interest issuers. Managing these processes internally, as opposed to relying on third parties, gives Invesco greater quality control, oversight and independence in the proxy administration process.

The platform also includes advanced global reporting and record-keeping capabilities regarding proxy matters that enable Invesco to satisfy client, regulatory and management requirements. Historical proxy voting information, including commentary by investment professionals regarding the votes they cast, where applicable, is stored to build institutional knowledge across the Invesco complex with respect to individual companies and proxy issues. Certain investment teams also use the platform to access third-party proxy research.

VII.	Non-Votes

In the great majority of instances, Invesco is able to vote proxies successfully. However, in certain circumstances Invesco may refrain from voting where the economic or other opportunity costs of voting exceeds any anticipated benefits of that proxy proposal. In addition, there may be instances in which Invesco is unable to vote all of its clients’ proxies despite using commercially reasonable efforts to do so. For example:

•

Invesco may not receive proxy materials from the relevant fund or client custodian with sufficient time and information to make an informed independent voting decision. In such cases, Invesco may choose not to vote, to abstain from voting, to vote in line with management or to vote in accordance with proxy advisor recommendations. These matters are left to the discretion of the fund manager.

•

If the security in question is on loan as part of a securities lending program, lnvesco may determine that the benefit to the client of voting a particular proxy is outweighed by the revenue that would be lost by terminating the loan and recalling the securities.

•

In some countries the exercise of voting rights imposes temporary transfer restrictions on the related securities (“share blocking”). Invesco generally refrains from voting proxies in share-blocking countries unless Invesco determines that the benefit to the client(s) of voting a specific proxy outweighs the client’s temporary inability to sell the security.

•

Some companies require a representative to attend meetings in person in order to vote a proxy. In such cases, Invesco may determine that the costs of sending a representative or signing a power-of-attorney outweigh the benefit of voting a particular proxy.

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VIII.	Proxy Voting Guidelines

The following guidelines describe Invesco’s general positions on various common proxy voting issues. This list is not intended to be exhaustive or prescriptive. As noted above, Invesco’s proxy process is investor-driven, and each fund manager retains ultimate discretion to vote proxies in the manner they deem most appropriate, consistent with Invesco’s proxy voting principles and philosophy discussed in Sections I through IV. Individual proxy votes therefore will differ from these guidelines from time to time.

A.	Shareholder Access and Treatment of Shareholder Proposals

Invesco reviews on a case by case basis but generally votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action, and proposals to promote the adoption of generally accepted best practices in corporate governance, provided that such proposals would not require a disproportionate amount of management attention or corporate resources or otherwise that may inappropriately disrupt the company’s business and main purpose. usually set out in their reporting disclosures and business model. Likewise, Invesco reviews on a case by case basis but generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate governance standards indicate that such additional protections are warranted (for example, where minority shareholders’ rights are not adequately protected).

B.	Environmental, Social and Corporate Responsibility Issues

Invesco believes that a company’s long-term response to environmental, social and corporate responsibility issues can significantly affect its long-term shareholder value. We recognize that to manage a corporation effectively, directors and management may consider not only the interests of shareholders, but also the interests of employees, customers, suppliers, creditors and the local community, among others. While Invesco generally affords management discretion with respect to the operation of a company’s business, Invesco will evaluate such proposals on a case by case basis and will vote proposals relating to these issues in a manner intended to maximize long-term shareholder value.

C.	Capitalization Structure Issues

i.	Stock Issuances

Invesco generally supports a board’s decisions about the need for additional capital stock to meet ongoing corporate needs, except where the request could adversely affect Invesco clients’ ownership stakes or voting rights. Some capitalization proposals, such as those to authorize common or preferred stock with special voting rights or to issue additional stock in connection with an acquisition, may require additional analysis. lnvesco generally opposes proposals to authorize classes of preferred stock with unspecified voting, conversion, dividend or other rights (“blank check” stock) when they appear to be intended as an anti-takeover mechanism; such issuances may be supported when used for general financing purposes.

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ii.	Stock Splits

Invesco generally supports a board’s proposal to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given the company’s industry and performance in terms of shareholder returns.

iii.	Share Repurchases

lnvesco generally supports a board’s proposal to institute open-market share repurchase plans only if all shareholders participate on an equal basis.

D.	Corporate Governance Issues

i. Board of Directors

1.	Director Nominees in Uncontested Elections

Subject to the other considerations described below, in an uncontested director election for a company without a controlling shareholder, lnvesco generally votes in favor of the director slate if it is comprised of at least a majority of independent directors and if the board’s key committees are fully independent, effective and balanced. Key committees include the audit, compensation/remuneration and governance/nominating committees. lnvesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

2.	Director Nominees in Contested Elections

Invesco recognizes that short-term investment sentiments influence the corporate governance landscape and may influence companies in Invesco clients’ portfolios and more broadly across the market. Invesco recognizes that short-term investment sentiment may conflict with long-term value creation and as such looks at each proxy contest matter on a case by case basis, considering factors such as:

•	Long-term financial performance of the company relative to its industry,

•	Management’s track record,

•	Background to the proxy contest,

•	Qualifications of director nominees (both slates),

•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met, and

•	Stock ownership positions in the company.

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3.	Director Accountability

Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders. Examples include, without limitation, poor attendance (less than 75%, absent extenuating circumstances) at meetings, failing to implement shareholder proposals that have received a majority of votes and/or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called “clawback” provisions.

4.	Director Independence

lnvesco generally supports proposals to require a majority of directors to be independent unless particular circumstances make this not Feasible or in the best interests of shareholders, We generally vote for proposals that would require the board’s audit, compensation/remuneration, and/or governance/nominating committees to be composed exclusively of independent directors since this minimizes the potential for conflicts of interest.

5.	Director Indemnification

Invesco recognizes that individuals may be reluctant to serve as corporate directors if they are personally liable for all related lawsuits and legal costs. As a result, reasonable limitations on directors’ liability can benefit a company and its shareholders by helping to attract and retain qualified directors while preserving recourse for shareholders in the event of misconduct by directors, Invesco, therefore, generally supports proposals to limit directors’ liability and provide indemnification and/or exculpation, provided that the arrangements are limited to the director acting honestly and in good faith with a view to the best interests of the company and, in criminal matters, are limited to the director having reasonable grounds for believing the conduct was lawful.

6.	Separate Chairperson and CEO

Invesco evaluates these proposals on a case by case basis, recognizing that good governance requires either an independent chair or a qualified, proactive, and lead independent director.

Voting decisions may take into account, among other factors, the presence or absence of:

•	a designated lead director, appointed from the ranks of the independent board members, with an established term of office and clearly delineated powers and duties;

•	a majority of independent directors;

•	completely independent key committees;

•	committee chairpersons nominated by the independent directors;

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•	CEO performance reviewed annually by a committee of independent directors; and

•	established governance guidelines.

7.	Majority/Supermajority/Cumulative Voting for Directors

The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco generally votes in favor of proposals to elect directors by a majority vote. Except in cases where required by law in the jurisdiction of incorporation or when a company has adopted formal governance principles that present a meaningful alternative to the majority voting standard, Invesco generally votes against actions that would impose any supermajority voting requirement. and generally supports actions to dismantle existing supermajority requirements.

The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco generally opposes such proposals as unnecessary where the company has adopted a majority voting standard. However, Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

8.	Staggered Boards/Annual Election of Directors

Invesco generally supports proposals to elect each director annually rather than electing directors to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

9.	Board Size

lnvesco believes that the number of directors is an important factor to consider when evaluating the board’s ability to maximize long-term shareholder value. Invesco approaches proxies relating to board size on a case by case basis but generally will defer to the board with respect to determining the optimal number of board members, provided that the proposed board size is sufficiently large to represent shareholder interests and sufficiently limited to remain effective.

10.	Term Limits for Directors

lnvesco believes it is important for a board of directors to examine its membership regularly with a view to ensuring that the company continues to benefit from a diversity of director viewpoints and experience. We generally believe that an individual board’s nominating committee is best positioned to determine whether director term limits would be an appropriate measure to help achieve these goals and, if so, the nature of such limits.

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ii. Audit Committees and Auditors

1.	Qualifications of Audit Committee and Auditors

Invesco believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence. experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco considers the past performance of the Audit Committee and holds its members accountable for the quality of the company’s financial statements and reports.

2.	Auditor Indemnifications

A company’s independent auditors play a critical role in ensuring and attesting to the integrity of the company’s financial statements. It is therefore essential that they perform their work in accordance with the highest standards. Invesco generally opposes proposals that would limit the liability of or indemnify auditors because doing so could serve to undermine this obligation.

3.	Adequate Disclosure of Auditor Fees

Understanding the fees earned by the auditors is important for assessing auditor independence. Invesco’s support for the re-appointment of the auditors will take into consideration the availability of adequate disclosure concerning the amount and nature of audit versus non-audit fees. Invesco generally will support proposals that call for this disclosure if it is not already being made.

E.	Remuneration and Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of portfolio companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests! and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features. and plans that appear likely to reduce the value of the client’s investment.

i. Independent Compensation/Remuneration Committee

Invesco believes that an independent, experienced and well-informed compensation/remuneration committee is critical to ensuring that a company’s remuneration practices align with shareholders’ interests and, therefore, generally supports proposals calling for a compensation/remuneration committee to be comprised solely of independent directors.

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ii. Advisory Votes on Executive Compensation

Invesco believes that an independent compensation/remuneration committee of the board, with input from management, is generally best positioned to determine the appropriate components and levels of executive compensation, as well as the appropriate frequency of related shareholder advisory votes. This is particularly the case where shareholders have the ability to express their views on remuneration matters through annual votes for or against the election of the individual directors who comprise the compensation/remuneration committee. Invesco, therefore, generally will support management’s recommendations with regard to the components and levels of executive compensation and the frequency of shareholder advisory votes on executive compensation. However, Invesco will vote against such recommendations where Invesco determines that a company’s executive remuneration policies are not properly aligned with shareholder interests or may create inappropriate incentives for management.

iii. Equity Based Compensation Plans

Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include, without limitation, the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability to replenish shares automatically without shareholder approval.

iv. Severance Arrangements

lnvesco considers proposed severance arrangements (sometimes known as “golden parachute” arrangements) on a case-by-case basis due to the wide variety among their terms. Invesco acknowledges that in some cases such arrangements, if reasonable, may be in shareholders’ best interests as a method of attracting and retaining high quality executive talent. lnvesco generally votes in favor of proposals requiring advisory shareholder ratification of senior executives’ severance agreements while generally opposing proposals that require such agreements to be ratified by shareholders in advance of their adoption.

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v. “Claw Back” Provisions

lnvesco generally supports so called “claw back” policies intended to recoup remuneration paid to senior executives based upon materially inaccurate financial reporting (as evidenced by later restatements) or fraudulent accounting or business practices.

vi. Employee Stock Purchase Plans

Invesco generally supports employee stock purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock represents a reasonable discount from the market price.

F.	Anti-Takeover Defenses; Reincorporation

Measures designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they have the potential to create conflicts of interests among directors, management and shareholders. Such measures include adopting or renewing shareholder rights plans (“poison pills”), requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. In determining whether to support a proposal to add, eliminate or restrict anti-takeover measures, Invesco will examine the particular elements of the proposal to assess the degree to which it would adversely affect shareholder rights of adopted. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote. Invesco generally opposes payments by companies to minority shareholders intended to dissuade such shareholders from pursuing a takeover or other changes (sometimes known as “greenmail”) because these payments result in preferential treatment of some shareholders over others.

Reincorporation involves re-establishing the company in a different legal jurisdiction. Invesco generally will vote for proposals to reincorporate a company provided that the board and management have demonstrated sound financial or business reasons for the move. Invesco generally will oppose proposals to reincorporate if they are solely part of an anti-takeover defense or intended to limit directors’ liability.

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Proxy Guidelines

for

Invesco Advisers, Inc.

PROXY VOTING GUIDELINES

Applicable to	All Advisory Clients, including the Invesco Funds
Risk Addressed by the Guidelines	Breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco’s interests ahead of client’s best interests in voting proxies
Relevant Law and Other Sources	U.S. Investment Advisers Act of 1940, as amended
Last ☒Reviewed ☒Revised by Compliance for Accuracy	April 19, 2016
Guideline Owner	U.S. Compliance and Legal
Policy Approver	Invesco Advisers, Inc., Invesco Funds Board
Approved/Adopted Date	May 3-4, 2016

The following guidelines apply to all institutional and retail funds and accounts that have explicitly authorized Invesco Advisers, Inc. (“Invesco”) to vote proxies associated with securities held on their behalf (collectively, “Clients”).

A. INTRODUCTION

Invesco Ltd. (“IVZ”), the ultimate parent company of Invesco, has adopted a global policy statement on corporate governance and proxy voting (the “Invesco Global Proxy Policy”). The policy describes IVZ’s views on governance matters and the proxy administration and governance approach. Invesco votes proxies by using the framework and procedures set forth in the Invesco Global Proxy Policy, while maintaining the Invesco-specific guidelines described below.

B. PROXY VOTING OVERSIGHT: THE MUTUAL FUNDS’ BOARD OF TRUSTEES

In addition to the Global Invesco Proxy Advisory Committee, the Invesco mutual funds’ board of trustees provides oversight of the proxy process through quarterly reporting and an annual in-person presentation by Invesco’s Global Head of Proxy Governance and Responsible Investment.

C. USE OF THIRD PARTY PROXY ADVISORY SERVICES

Invesco has direct access to third-party proxy advisory analyses and recommendations (currently provided by Glass Lewis (“GL”) and Institutional Shareholder Services, Inc. (“ISS”)), among other research tools, and uses the information gleaned from those sources to make independent voting decisions.

Invesco’s proxy administration team performs extensive initial and ongoing due diligence on the proxy advisory firms that it engages. When deemed appropriate, representatives from the proxy advisory firms are asked to deliver updates directly to the mutual funds’ board of trustees. Invesco conducts semi-annual, in-person policy roundtables with key heads of research from ISS and GL to ensure transparency, dialogue and engagement with the firms. These meetings provide Invesco with an opportunity to assess the firms’ capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the advisory firms’ stances on key governance and proxy topics and their policy framework/methodologies. Invesco’s proxy administration team also reviews the annual SSAE 16 reports for, and the periodic proxy guideline updates published by, each proxy advisory firm to ensure that their guidelines remain consistent with Invesco’s policies and procedures. Furthermore, each proxy advisory firm completes an annual due diligence questionnaire submitted by Invesco, and Invesco conducts on-site due diligence at each firm, in part to discuss their responses to the questionnaire.

If Invesco becomes aware of any material inaccuracies in the information provided by ISS or GL, Invesco’s proxy administration team will investigate the matter to determine the cause, evaluate the adequacy of the proxy advisory firm’s control structure and assess the efficacy of the measures instituted to prevent further errors.

ISS and GL provide updates to previously issued proxy reports when necessary to incorporate newly available information or to correct factual errors. ISS also has a Feedback Review Board, which provides a mechanism for stakeholders to communicate with ISS about issues related to proxy voting and policy formulation, research, and the accuracy of data contained in ISS reports.

D. PROXY VOTING GUIDELINES

The following guidelines describe Invesco’s general positions on various common proxy issues. The guidelines are not intended to be exhaustive or prescriptive. Invesco’s proxy process is investor-driven, and each portfolio manager retains ultimate discretion to vote proxies in the manner that he or she deems to be the most appropriate, consistent with the proxy voting principles and philosophy discussed in the Invesco Global Proxy Policy. Individual proxy votes therefore will differ from these guidelines from time to time.

I.	Corporate Governance

Management teams of companies are accountable to the boards of directors and directors of publicly held companies are accountable to shareholders. Invesco endeavors to vote the proxies of companies in a manner that will reinforce the notion of a board’s accountability. Consequently, Invesco generally votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board.

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The following are specific voting issues that illustrate how Invesco applies this principle of accountability.

Elections of directors

In uncontested director elections for companies that do not have a controlling shareholder, Invesco generally votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the audit, compensation and governance or nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve. Contested director elections are evaluated on a case-by-case basis.

Director performance

Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders, either through their Level of attendance at meetings or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions, such as so-called “clawback” provisions.

Auditors and Audit Committee members

Invesco believes a company’s audit committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning audit committee. When electing directors who are members of a company’s audit committee, or when ratifying a company’s auditors, Invesco considers the past performance of the committee and holds its members accountable for the quality of the company’s financial statements and reports.

Majority standard in director elections

The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and generally votes in favor of proposals to elect directors by a majority vote.

Staggered Boards/Annual Election of Directors

Invesco generally supports proposals to elect each director annually rather than electing directors to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

Supermajority voting requirements

Unless required by law in the state of incorporation, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.

Responsiveness of Directors

Invesco generally withholds votes for directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

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Cumulative voting

The practice of cumulative voting can enable minority shareholders to have representation on a company’s board, Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

Proxy access

Invesco generally supports shareholders’ nominations of directors in the proxy statement and ballot because it increases the accountability of the board to shareholders. Invesco will generally consider the proposed minimum period of ownership (e.g., three years), minimum ownership percentage (e.g., three percent), limitations on a proponent’s ability to aggregate holdings with other shareholders and the maximum percentage of directors who can be nominated when determining how to vote on proxy access proposals.

Shareholder access

On business matters with potential financial consequences, Invesco generally votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance. Furthermore, Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate governance standards indicate that such additional protections are warranted.

Exclusive Forum

Invesco generally supports proposals that would designate a specific jurisdiction in company bylaws as the exclusive venue for certain types of shareholder lawsuits in order to reduce costs arising out of multijurisdidional litigation.

II.	Compensation and Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the Client’s investment.

Following are specific voting issues that illustrate how Invesco evaluates incentive plans.

Executive compensation

Invesco evaluates executive compensation plans within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. Invesco views the election of independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco generally supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

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Equity-based compensation plans

Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability automatically to replenish shares without shareholder approval.

Employee stock-purchase plans

Invesco generally supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

Severance agreements

Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, Invesco generally opposes proposals requiring such agreements to be ratified by shareholders in advance of their adoption. Given the vast differences that may occur in these agreements, some severance agreements are evaluated on an individual basis.

III.	Capitalization

Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the Client’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.

IV.	Mergers, Acquisitions and Other Corporate Actions

Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations and the votes for these types of corporate actions are generally determined on a case-by-case basis.

V.	Anti-Takeover Measures

Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they potentially create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco generally votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.

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VI.	Environmental, Social and Corporate Responsibility Issues

Invesco believes that a company’s response to environmental, social and corporate responsibility issues and the risks attendant to them can have a significant effect on its long-term shareholder value. Invesco recognizes that to manage a corporation effectively, directors and management must consider not only the interest of shareholders, but also the interests of employees, customers, suppliers and creditors, among others. While Invesco generally affords management discretion with respect to the operation of a company’s business, Invesco will evaluate such proposals on a case-by-case basis and will vote proposals relating to these issues in a manner intended to maximize long-term shareholder value.

VII.	Routine Business Matters

Routine business matters rarely have the potential to have a material effect on the economic prospects of Clients’ holdings, so Invesco generally supports a board’s discretion on these items. However, Invesco generally votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco generally votes against proposals to conduct other unidentified business at shareholder meetings.

D.	EXCEPTIONS

Client Maintains Right to Vote Proxies

In the case of institutional or sub-advised Clients, Invesco will vote the proxies in accordance with these guidelines and the Invesco Global Proxy Policy, unless the Client retains in writing the right to vote or the named fiduciary of a Client (e.g., the plan sponsor of an ERISA Client) retains in writing the right to direct the plan trustee or a third party to vote proxies.

Voting for Certain Investment Strategies

For cash sweep investment vehicles selected by a Client but for which Invesco has proxy voting authority over the account and where no other Client holds the same securities, Invesco will vote proxies based on ISS recommendations.

Funds of Funds

Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.

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F.	POLICIES AND VOTE DISCLOSURE

A copy of these guidelines, the Invesco Global Proxy Policy and the voting record of each Invesco Retail Fund are available on Invesco’s web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all Invesco Funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year. In the case of institutional and sub-advised Clients, Clients may contact their client service representative to request information about how Invesco voted proxies on their behalf. Absent specific contractual guidelines, such requests may be made on a semi-annual basis.

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Proxy Guidelines

for

Invesco Asset Management Limited (UK)

Invesco Perpetual Stewardship Policy

Contents

Page

03	Introduction

03	What is the UK Stewardship Code?

03	Our compliance with the Stewardship Code

04	Introduction to the principles of the Stewardship Code

05	Principle 1: Institutional investors should publicly disclose their policy on how they will discharge their stewardship responsibilities

06	Principle 2: Institutional investors should have a robust policy on managing conflicts of interest in relation to stewardship and this policy should be publicly disclosed

07	Principle 3: Institutional investors should monitor their investee companies

08	Principle 4: Institutional investors should establish clear guidelines on when and how they will escalate their activities as a method of protecting and enhancing shareholder value

09	Principle 5: Institutional investors should be willing to act collectively with other investors where appropriate

09	Principle 6: Institutional investors should have a clear policy on voting and disclosure of voting activity

11	Principle 7: Institutional investors should report periodically on their stewardship and voting activities

11	Further information/useful links

11	Key contact details for matters concerning stewardship

Invesco Perpetual Stewardship Policy	03

Introduction

This paper describes Invesco Perpetual’s (IP) approach to stewardship and in particular how our policy and procedures meet the requirements of the Financial Reporting Council’s (FRC) UK Stewardship Code (the Code). Its purpose is to increase understanding of the philosophy, beliefs and practices that drive IP’s behaviours as a significant institutional investor in markets around the world.

IP has supported the development of good governance in the UK and beyond for many years. We are signatories and supporters of the FRC’s Stewardship Code. The Code sets out a number of areas of good practice to which the FRC believes institutional investors should aspire. It also describes steps asset owners can take to protect and enhance the value that accrues to the ultimate beneficiary.

This document is designed to describe how IP approaches our stewardship responsibilities and how this is consistent with and complies with the Code. It also provides useful links to relevant documents, codes and regulation for those who would like to look further at the broader context of our policy and the Code, as well as our commitment to other initiatives in this area, such as the UN supported Principles for Responsible Investment, of which Invesco is a signatory.

Key contact details are available at the end of this document should you have any questions on any aspect of our stewardship activities.

What is the UK Stewardship Code?

The UK Stewardship Code is a set of principles and guidance for institutional investors which represents current best practice on how they should perform their stewardship duties. The purpose of the Code is to improve the quality of engagement between institutional investors and companies to help improve long-term returns to shareholders and the efficient exercise of governance responsibilities. The Code was published by the FRC in July 2010, was updated in September 2012, and will continue to be overseen by the FRC. Commitment to the Code is on a “comply or explain” basis.

Our compliance with the Stewardship Code

The Code sets out seven principles, which support good practice on engagement with UK investee companies and to which the FRC believes institutional investors should aspire.

IP takes its responsibilities for investing its clients’ money very seriously. As a core part of the investment process, IP’s fund managers will endeavour to establish a dialogue with company management to promote company decision making that is in the best interests of shareholders, and is in accordance with good Corporate Governance principles.

Being a major shareholder in a company is more than simply expecting to benefit from its future earnings streams. In IP’s view, it is about helping to provide the capital a company needs to grow, about being actively involved in its strategy, when necessary, and helping to ensure that shareholder interests are always at the forefront of management’s thoughts.

IP primarily defines stewardship as representing the best interests of clients in its fiduciary role as a discretionary asset manager (not asset owner) and as an institutional shareholder, i.e. an organization which pools large sums of money and invests those sums in securities, real property and other investment assets. This is considered more appropriate than undertaking the direct management of investee companies, which we believe should always remain the responsibility of the directors and executives of those companies.

IP may at times seek to influence strategies of investee companies, where appropriate, on behalf of its clients, but IP will never seek to be involved in the day to day running of any investee companies. IP considers that shareholder activism is fundamental to good Corporate Governance. Although this does not entail intervening in daily management decisions, it does involve supporting general standards for corporate activity and, where necessary, taking the initiative to ensure those standards are met, with a view to protecting and enhancing value for investors in our portfolios.

Engagement will also be proportionate and will reflect the size of holdings, length of holding period and liquidity of the underlying company shares. This is because in most of IP’s investment jurisdictions, the only effective remedy of last resort available to shareholders, other than trying to sell or liquidating their funds’ share ownership, is the removal of directors. Given that the majority of its investments are part of a very active asset management culture, engagement with those companies in which it chooses to invest its clients’ money is very important. Encouraging high standards of corporate governance within those companies that it invests is key to achieving successful outcomes for its clients.

IP sets out below how it complies with each principle of the FRC’s Stewardship code, or details why we have chosen to take a different approach, where relevant.

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Scope

The scope of this policy covers all portfolios that are managed by the IP investment teams located in Henley on Thames, United Kingdom and specifically excludes portfolios that are managed by other investment teams within the wider Invesco group that have their own voting, corporate governance and stewardship policies, all falling under the broader global policy. As an example, within IP’s ICVC range the following funds are excluded: Invesco US Enhanced Index, IP Balanced Risk 6, 8 and 10 funds, IP European ex UK Enhanced Index, IP Global Balanced Index, IP Global ex-UK Core Equity Index, IP Global ex-UK Enhanced Index, IP Hong Kong  & China, IP Japanese Smaller Companies, IP UK Enhanced Index.

Introduction to the principles of the Stewardship Code

There are 7 principles under the Stewardship Code. Each principle is accompanied by guidance to help investors focus on how to meet it.

The principles are as follows:

- Principle 1:	Institutional investors should publicly disclose their policy on how they will discharge their stewardship responsibilities.

- Principle 2:	Institutional investors should have a robust policy on managing conflicts of interest in relation to stewardship and this policy should be publicly disclosed.

- Principle 3:	Institutional investors should monitor their investee companies.

- Principle 4:	Institutional investors should establish clear guidelines on when and how they will escalate their activities as a method of protecting and enhancing shareholder value.

- Principle 5:	Institutional investors should be willing to act collectively with other investors where appropriate.

- Principle 6:	Institutional investors should have a clear policy on voting and disclosure of voting activity.

- Principle 7:	Institutional investors should report periodically on their stewardship and voting activities.

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Principle 1

Institutional investors should publicly disclose their policy on how they will discharge their stewardship responsibilities.

Guidance

Stewardship activities include monitoring and engaging with companies on matters such as strategy, performance, risk, capital structure and corporate governance, including culture and remuneration.

Engagement is purposeful dialogue with companies on those matters as well as on issues that are the immediate subject of votes at general meetings.

The policy should disclose how the institutional investor applies stewardship with the aim of enhancing and protecting the value for the ultimate beneficiary or client.

The statement should reflect the institutional investor’s activities within the investment chain, as well as the responsibilities that arise from those activities. In particular, the stewardship responsibilities of those whose primary activities are related to asset ownership may be different from those whose primary activities are related to asset management or other investment-related services.

Where activities are outsourced, the statement should explain how this is compatible with the proper exercise of the institutional investor’s stewardship responsibilities and what steps the investor has taken to ensure that they are carried out in a manner consistent with the approach to stewardship set out in the statement.

The disclosure should describe arrangements for integrating stewardship within the wider investment process.

Invesco Perpetual’s Investors’ approach:

IP complies with Principle 1 by publishing Invesco’s Global Policy Statement on Corporate Governance and Proxy Voting and this document around the specific application to Invesco on its website.

In this document we explain our philosophy on stewardship (including how we monitor and engage with companies), our proxy voting policy and how we deal with conflicts of interest. These documents are reviewed and updated on an annual basis.

Our intention is to report all of our investment teams’ proxy voting records through an easily accessible portal on our internet page. This will allow our clients to see votes that have been cast by our investment professionals on each of our UCITS funds managed by IAML, by company that we are shareholders of, and by resolution, and to easily search for the records that they are interested in. This is planned to be in place by the end of 2016. This data will be updated on an annual basis.

Dialogue with companies

IP will endeavour, where practicable and in accordance with its investment approach, to enter into a dialogue with companies’ management based on the mutual understanding of objectives. This dialogue is likely to include regular meetings with company representatives to explore any concerns about corporate governance where these may impact on the best interests of clients. In discussion with company boards and senior non-Executive Directors, IP will endeavour to cover any matters of particular relevance to investee company shareholder value.

Those people on the inside of a company, most obviously its executives, know their businesses much more intimately. Therefore, it is usually appropriate to leave strategic matters in their hands. However, if that strategy is not working, or alternatives need exploring, IP will seek to influence the direction of that company where practicable. In IP’s view, this is part of its responsibility to clients.

Ultimately the business’ performance will have an impact on the returns generated by IP’s portfolios, whether it is in terms of share price performance or dividends, and IP wants to seek to ensure that the capital invested on behalf of its clients is being used as effectively as possible. In the majority of cases IP is broadly in agreement with the direction of a company that it has invested in, as its initial decision to invest will have taken these factors into account. But these issues demand regular review, which can only be achieved through corporate engagement.

The building of this relationship facilitates frank and open discussion, and on-going interaction is an integral part of the fund manager’s role. The fact that IP has been a major shareholder in a number of companies for a long time, in particular within its domestic UK portfolios, reflects both the fact that IP’s original investments were based on a joint understanding of where the businesses were going and the ability of the companies’ management to execute that plan. It adds depth to the sophistication of our understanding of the firm, its clients and markets. Inevitably there are times when IP’s views diverge from those of the companies’ executives but, where possible, we attempt to work with companies towards a practical solution. However, IP believes that its status as part-owner of companies means that it has both the right and the responsibility to make its views known. The option of selling out of those businesses is always open, but normally IP prefers to push for change, (i.e. we believe that we are more influential as an owner of equity) even if this can be a slow process.

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Specifically when considering resolutions put to shareholders, IP will pay attention to the companies’ compliance with the relevant local requirements. In addition, when analysing companies’ prospects for future profitability and hence returns to shareholders, IP will take many variables into account, including but not limited to, the following:

-	Nomination and audit committees

-	Remuneration committee and directors’ remuneration

-	Board balance and structure

-	Financial reporting principles

-	Internal control system and annual review of its effectiveness

-	Dividend and Capital Management policies

-	Socially Responsible Investing policies

Non-routine resolutions and other topics

These will be considered on a case-by-case basis and where proposals are put to a vote will require proper explanation and justification by (in most instances) the Board. Examples of such proposals would be all political donations and any proposal made by a shareholder or body of shareholders (typically a pressure group).

Other considerations that IP might apply to non-routine proposals will include:

-	The degree to which the company’s stated position on the issue could affect its reputation and/or sales, or leave it vulnerable to boycott or selective purchasing

-	Peer group response to the issue in question

-	Whether implementation would achieve the objectives sought in the proposal

-	Whether the matter is best left to the Board’s discretion

Principle 2

Institutional investors should have a robust policy on managing conflicts of interest in relation to stewardship and this policy should be publicly disclosed.

Guidance

An institutional investor’s duty is to act in the interests of its clients and/or beneficiaries.

Conflicts of interest will inevitably arise from time to time, which may include when voting on matters affecting a parent company or client.

Institutional investors should put in place, maintain and publicly disclose a policy for identifying and managing conflicts of interest with the aim of taking all reasonable steps to put the interests of their client or beneficiary first. The policy should also address how matters are handled when the interests of clients or beneficiaries diverge from each other.

Invesco Perpetual’s Investors’ approach:

Invesco Perpetual maintains policies and procedures that deal with conflicts of interest in all of its business dealings. In particular in relation to conflicts of interest that exist in its stewardship and proxy voting activities, these policies can be found in the Global Policy Statement on Corporate Governance and Proxy Voting found on our website.

An extract from this policy is included below.

There may be occasions where voting proxies may present a real or perceived conflict of interest between Invesco, as investment manager, and one or more of Invesco’s clients or vendors. Under Invesco’s Code of Conduct, Invesco entities and individuals are strictly prohibited from putting personal benefit, whether tangible or intangible, before the interests of clients. “Personal benefit” includes any intended benefit for Invesco, oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for the relevant Invesco client.

Firm-level Conflicts of Interest

A conflict of interest may exist if Invesco has a material business relationship with, or is actively soliciting business from, either the company soliciting a proxy vote or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote (e.g., issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts). Invesco’s proxy administration team maintains a list of all such issuers for which a conflict of interest actually exists.

If the proposal that gives rise to the potential conflict is specifically addressed by this Policy or the operating guidelines and procedures of the relevant regional investment centre, Invesco generally will vote the proxy in accordance therewith. Otherwise, based on a majority vote of its members, the Global IPAC (as described below) will vote the proxy.

Because this Policy and the operating guidelines and procedures of each regional investment centre are pre-determined and crafted to be in the best economic interest of clients, applying them to vote client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard, persons from Invesco’s marketing, distribution and other customer-facing functions may not serve on the Global IPAC. For the avoidance of doubt, Invesco may not consider Invesco Ltd.’s pecuniary interest when voting proxies on behalf of clients.

Personal Conflicts of Interest

A conflict also may exist where an Invesco employee has a known personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships.

All Invesco personnel with proxy voting responsibilities are required to report any known personal conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issues.

Other Conflicts of Interest

In order to avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by, or related to matters involving, Invesco Ltd. that may be held in client accounts from time to time. Shares of an Invesco-sponsored fund held by other Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund.

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Principle 3

Institutional investors should monitor their investee companies.

Guidance

Effective monitoring is an essential component of stewardship. It should take place regularly and be checked periodically for effectiveness.

When monitoring companies, institutional investors should seek to:

-	Keep abreast of the company’s performance;

-	Keep abreast of developments, both internal and external to the company, that drive the company’s value and risks;

-	Satisfy themselves that the company’s leadership is effective;

-	Satisfy themselves that the company’s board and committees adhere to the spirit of the UK Corporate Governance Code, including through meetings with the chairman and other board members;

-	Consider the quality of the company’s reporting; and

-	Attend the General Meetings of companies in which they have a major holding, where appropriate and practicable

Institutional investors should consider carefully explanations given for departure from the UK Corporate Governance Code and make reasoned judgements in each case. They should give a timely explanation to the company, in writing where appropriate, and be prepared to enter a dialogue if they do not accept the company’s position.

Institutional investors should endeavour to identify at an early stage issues that may result in a significant loss in investment value. If they have concerns, they should seek to ensure that the appropriate members of the investee company’s board or management are made aware.

Institutional investors may or may not wish to be made insiders. An institutional investor who may be willing to become an insider should indicate in its stewardship statement the willingness to do so, and the mechanism by which this could be done.

Institutional investors will expect investee companies and their advisers to ensure that information that could affect their ability to deal in the shares of the company concerned is not conveyed to them without their prior agreement.

Invesco Perpetual’s Investors’ approach:

Through IP’s active investment process, fund managers endeavour to establish on a proportionate basis, on-going dialogue with company management and this is likely to include regular meetings.

In discussions with company boards and senior non-Executive Directors, IP will explore any concerns about corporate governance where these may impact on the best interests of clients, together with any other matters of particular value to shareholders.

Meeting company boards of investee companies is a core part of IP’s investment process and IP is committed to keeping records of all key engagement activities.

However, meeting company management is not the only method of corporate engagement.

-	Our investment teams regularly review company filings and publicly available information to gain a fuller understanding of the relevant company.

-	We also attend public meetings that companies call in order to hear from company boards and to discuss topics with other company shareholders on an informal basis.

-	Our investment teams also utilise research provided by market participants on the companies that we invest in. This allows us to understand what other participants in the capital markets think about those companies, and helps us develop a more rounded view.

This approach, and these methods of gaining information allows us to review the performance of our investee companies on a regular basis, and ask questions and raise concerns promptly.

Invesco Perpetual’s approach to the receipt of “inside information”

As part of the engagement process, IP fund managers may choose to be made insiders (i.e. to be made privy to material, non-public information) to protect and/or enhance investor value.

IP does not preclude fund managers from knowingly receiving inside information, being taken ‘over the wall’ or receiving market soundings.

For our investment process, we believe that it is important that our individual fund managers establish and maintain these relationships rather than have them intermediated by an independent panel or forum. IP further understands and accepts that through these relationships with corporate issuers and brokers, fund managers may at times directly receive inside information both advertently or inadvertently, or receive market soundings. The fund managers individually have a key fiduciary responsibility in assessing information received and managing it effectively. In accepting that fund managers may be exposed to receiving inside information and/or market soundings, it is therefore important that policies, procedures and controls are in place to ensure that when such information is received, it is managed effectively to prevent any behaviours or actions that could be considered in contradiction to laws and regulations in relation to Market Abuse.

In any scenario where inside information is received, the information needs to be controlled in a way that prevents its unnecessary dissemination and any related trading until that information becomes public and is effectively ‘cleansed’.

Invesco Perpetual Stewardship Policy	08

Anyone in receipt of inside information should only disclose to colleagues where necessary or required through the normal course of business and on a ‘need to know’ basis. Preventing wider dissemination of inside information reduces the risk of unlawful disclosure or others acting upon that information.

As soon as an individual has received inside information and been made an insider, Compliance will be notified together with the names of those known to also be in receipt of the information. Compliance will update the Invesco ‘insider list’ and ensure trading systems are updated to prevent any further trading until the information becomes public. In making the decision that information provided should be deemed ‘inside information’ and notified to Compliance, the individual will need to assess and confirm which issuers and companies are affected. Inside information provided specifically for one company could also be relevant for other linked companies, suppliers, subsidiaries, partners etc. An assessment should also be made of what securities/issues are affected by the insider information.

Individuals in receipt of inside information who subsequently use their judgement and determine that the information should be disseminated to other individuals on a ‘need to know’ basis, must also notify Compliance of each additional individual notified of the inside information to add their name to the record of recipients.

When a security is added to the restricted list, trading restrictions will be updated within the order management system (OMS) and will consider regional variations in regulatory requirements. In most cases all open orders in a security added to the insider list, will subsequently be cancelled until the information is cleansed and made public. However, open orders in European securities that have already been placed in the market (in full or in part), cannot be amended after receiving inside information, until the point that inside information is made public. Such orders will continue in accordance with the parameters and instructions given when passing the order for execution.

Invesco operates group wide restrictions whenever a single person is in receipt of inside information. It is therefore equally important that whenever inside information is made public and cleansed, Compliance are notified promptly to remove the security from the insider list and related trading restrictions.

Principle 4

Institutional investors should establish clear guidelines on when and how they will escalate their activities as a method of protecting and enhancing shareholder value.

Guidance

Institutional investors should set out the circumstances in which they will actively intervene and regularly assess the outcomes of doing so. Intervention should be considered regardless of whether an active or passive investment policy is followed. In addition, being underweight is not, of itself, a reason for not intervening. Instances when institutional investors may want to intervene include, but are not limited to, when they have concerns about the company’s strategy, performance, governance, remuneration or approach to risks, including those that may arise from social and environmental matters.

Initial discussions should take place on a confidential basis. However, if companies do not respond constructively when institutional investors intervene, then institutional investors should consider whether to escalate their action, for example, by:

-	Holding additional meetings with management specifically to discuss concerns;

-	Expressing concerns through the company’s advisers;

-	Meeting with the chairman or other board members;

-	Intervening jointly with other institutions on particular issues;

-	Making a public statement in advance of General Meetings;

-	Submitting resolutions and speaking at General Meetings; and

-	Requisitioning a General Meeting, in some cases proposing to change board membership

Invesco Perpetual’s Investors’ approach:

IP’s fund managers manage corporate governance matters independently with the companies that they engage with. We believe that it is a key part of the investment process to protect and add value on behalf of investors.

Initially any issues/concerns would be raised by its fund managers through IP’s process of on-going dialogue and company meetings. We may then take a number of actions to escalate our concerns along the lines of a broad escalation hierarchy, via a number of different approaches including (but not limited too) as follows:

-	Meeting with non-executive members of company boards to discuss our concerns

-	Attendance and active participation at company annual general meetings (AGMs)

-	Writing of letters to company boards expressing our concerns and requiring action to be taken

-	Votes against management through the use of proxy voting on company resolutions

On occasions where a fund manager believes an issue is significant enough to be escalated, we will ensure the relevant internal resources are made available to support the fund manager in securing the most appropriate outcome for IP’s clients.

Examples of issues that would prompt us to escalate our concerns may include:

-	Poor examples of corporate governance practice within companies – for example where management structures are created that increase conflicts of interest, or leave management control in the hands of dominant shareholders.

-	Concerns over remuneration policies at companies where those policies do not align with the ongoing positive growth of the company. This may include us exercising our proxy votes against the reappointment of chairs of the remuneration committees in order to express our concerns.

Invesco Perpetual Stewardship Policy	09

-	Where the strategic direction of companies that we invest in changes significantly, and does not match with the original investment rationale that attracted us to the company in the first place, and where we believe that the new strategy will no longer return the best value to shareholders, and ultimately to our clients.

-	Where Board structure or individual composition at an investee companies does not meet our standards in terms of the qualifications and expertise required.

We believe that our approach to escalation is consistent with the intent of the Code. However, because we approach each engagement individually we do not see this as a mechanistic process, and therefore our approach will vary based on the individual situations. Through regular and frank meetings with management, we try as much as possible to raise queries and issues before they become areas of concern that require more direct intervention – such as votes against management or divestment of positions.

Due to the nature of our engagement activities we are unlikely to make public statements or propose shareholder resolutions.

Our preference is to engage privately as we believe it better serves the long-term interests of our clients to establish relationships, and a reputation with companies that enhances rather than hinders dialogue.

Principle 5

Institutional investors should be willing to act collectively with other investors where appropriate

Guidance

At times collaboration with other investors may be the most effective manner in which to engage.

Collective engagement may be most appropriate at times of significant corporate or wider economic stress, or when the risks posed threaten to destroy significant value.

Institutional investors should disclose their policy on collective engagement, which should indicate their readiness to work with other investors through formal and informal groups when this is necessary to achieve their objectives and ensure companies are aware of concerns. The disclosure should also indicate the kinds of circumstances in which the institutional investor would consider participating in collective engagement.

Invesco Perpetual’s Investors’ approach:

IP is supportive of collective engagement in cases where objectives between parties are mutually agreeable and there are no conflicts of interest.

In taking collaborative action we are cognisant of legal and regulatory requirements, including on market abuse, insider dealing and concert party regulations.

The Investment Association (IA), the National Association of Pension Funds (NAPF), the Investor Forum, the UK Sustainable Investment and Finance Association (UKSIF) and the UN backed Principles for Responsible Investment (UN PRI) coordinate and support collective shareholder meetings which can be very effective as they are carried out in a neutral environment. Where we have an interest, we are regular participants in such meetings.

IP are also members of the Investor Forum UK, an organisation set up to create an effective model for collective engagement with UK companies.

All of our engagement activities are undertaken in the best interests of our clients.

Principle 6

Institutional investors should have a clear policy on voting and disclosure of voting activity

Guidance

Institutional investors should seek to on vote all shares held. They should not automatically support the board.

If they have been unable to reach a satisfactory outcome through active dialogue then they should register an abstention or vote against the resolution. In both instances, it is good practice to inform the company in advance of their intention and the reasons why.

Institutional investors should disclose publicly voting records.

Institutional investors should disclose the use made, if any, of proxy voting or other voting advisory services. They should describe the scope of such services, identify the providers and disclose the extent to which they follow, rely upon or use recommendations made by such services.

Institutional investors should disclose their approach to stock lending and recalling lent stock.

Invesco Perpetual’s Investors’ approach:

Invesco views proxy voting as an integral part of its investment management responsibilities and believes that the right to vote proxies should be managed with the same high standards of care and fiduciary duty to its clients as all other elements of the investment process. Invesco’s proxy voting philosophy, governance structure and process are designed to ensure that proxy votes are cast in accordance with clients’ best interests, which Invesco interprets to mean clients’ best economic interests.

Invesco investment teams vote proxies on behalf of Invesco-sponsored funds and non-fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf.

The proxy voting process at Invesco, which is driven by investment professionals, focuses on maximizing long-term value for our clients, protecting clients’ rights and promoting governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders. Invesco takes a nuanced approach to voting and, therefore, many matters to be voted upon are reviewed on a case by case basis.

Invesco Perpetual Stewardship Policy	10

In terms of reporting our proxy voting records publicly, we already publish our UK Equity team proxy vote records on our website on an annual basis. Our intention is to report all of our investment teams’ proxy voting records through an easily accessible portal on our internet page. This will allow our clients to see votes that have been cast by our investment professionals on each of our UCITS funds managed by IAML, by company that we are shareholders of, and by resolution, and to easily search for the records that they are interested in. This is planned to be in place by the end of 2016. This data will be updated on an annual basis.

Global Proxy Voting Platform and Administration

Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global Invesco Proxy Advisory Committee (“Global IPAC”). The Global IPAC is a global investments-driven committee which compromises representatives from various investment management teams and Invesco’s Head of Global Governance, Policy and Responsible Investment (“Head of Global Governance”). The Global IPAC provides a forum for investment teams to monitor, understand and discuss key proxy issues and voting trends within the Invesco complex. In the absence of a conflict of interest, the Global IPAC representatives, in consultation with the respective investment team, are responsible for voting proxies for the securities the team manages. In addition to the Global IPAC, for some clients, third parties (e.g., U.S. mutual fund boards) provide oversight of the proxy process.

The Global IPAC and Invesco’s proxy administration and governance team, compliance and legal teams regularly communicate and review this Policy and the operating guidelines and procedures of each regional investment centre to ensure that they remain consistent with clients’ best interests, regulatory requirements, governance trends and industry best practices.

Invesco maintains a proprietary global proxy administration platform, supported by the Head of Global Governance and a dedicated team of internal proxy specialists. The platform streamlines the proxy voting and ballot reconciliation processes, as well as related functions, such as share blocking and managing conflicts of interest issuers. Managing these processes internally, as opposed to relying on third parties, gives Invesco greater quality control, oversight and independence in the proxy administration process.

The platform also includes advanced global reporting and record-keeping capabilities regarding proxy matters that enable Invesco to satisfy client, regulatory and management requirements. Historical proxy voting information, including commentary by investment professionals regarding the votes they cast, where applicable, is stored to build institutional knowledge across the Invesco complex with respect to individual companies and proxy issues. Certain investment teams also use the platform to access third-party proxy research.

Non-Votes

In the vast majority of instances, Invesco is able to vote proxies successfully. However, in certain circumstances Invesco may refrain from voting where the economic or other opportunity costs of voting exceeds any anticipated benefits of that proxy proposal. In addition, there may be instances in which Invesco is unable to vote all of its clients’ proxies despite using commercially reasonable efforts to do so. For example:

-	Invesco may not receive proxy materials from the relevant fund or client custodian with sufficient time and information to make an informed independent voting decision. In such cases, Invesco may choose not to vote, to abstain from voting or to vote in accordance with proxy advisor recommendations

-	If the security in question is on loan as part of a securities lending program, Invesco may determine that the benefit to the client of voting a particular proxy is outweighed by the revenue that would be lost by terminating the loan and recalling the securities

-	In some countries the exercise of voting rights imposes temporary transfer restrictions on the related securities (“share blocking”). Invesco generally refrains from voting proxies in share-blocking countries unless Invesco determines that the benefit to the clients of voting a specific proxy outweighs the clients’ temporary inability to sell the security

-	Some companies require a representative to attend meetings in person in order to vote a proxy. In such cases, Invesco may determine that the costs of sending a representative or signing a power-of-attorney outweigh the benefit of voting a particular proxy

IP uses Institutional Shareholder Services to process its voting decisions and the Association of British Insurers IVIS service for research for UK securities.

Approach to Stock Lending

IP does not enter into stock lending arrangements which might impact the voting process. We do not believe that our clients’ best interests are served by lending stocks out to third parties that may not have the same reasons for investing in those companies that we do. We do not believe giving up our voting ability by lending out stock is compatible with our beliefs in terms of corporate engagement.

Invesco Perpetual Stewardship Policy	11

Principle 7

Institutional investors should report periodically on their stewardship and voting activities

Guidance

Institutional investors should maintain a clear record of their stewardship activities.

Asset managers should regularly account to their clients or beneficiaries as to how they have discharged their responsibilities. Such reports will be likely to comprise qualitative as well as quantitative information. The particular information reported and the format used, should be a matter for agreement between agents and their principals.

Asset owners should report at least annually to those to whom they are accountable on their stewardship policy and its execution.

Transparency is an important feature of effective stewardship. Institutional investors should not, however, be expected to make disclosures that might be counterproductive. Confidentiality in specific situations may well be crucial to achieving a positive outcome.

Asset managers that sign up to this Code should obtain an independent opinion on their engagement and voting processes having regard to an international standard or a UK framework such as AAF 01/062. The existence of such assurance reporting should be publicly disclosed. If requested, clients should be provided access to such assurance reports.

Invesco Perpetual’s Investors’ approach:

In terms of reporting our proxy voting records publicly, we already publish our UK Equity team proxy vote records on our website on an annual basis. Our intention is to report all of our investment teams’ proxy voting records through an easily accessible portal on our internet page. This will allow our clients to see votes that have been cast by our investment professionals on each of our UCITS funds managed by IAML, by company that we are shareholders of, and by resolution, and to easily search for the records that they are interested in. This is planned to be in place by the end of 2016. This data will be updated on an annual basis.

The processes relating to our corporate governance activities are subject to audit by our internal audit function. This function is independent from the front office, and the rest of the business, and provides an independent assessment of business practises directly to Board level.

We believe that this level of scrutiny and oversight provides our clients with the assurance that our policies and practises meet and exceed current industry standards.

We will continually assess this approach.

Further information/useful links (also available via our website):

https://www.invesco.com/corporate/about-us/ proxy-voting

Key contact details for matters concerning stewardship:

Bonnie Saynay

Global Head of Proxy Governance and Responsible Investment

Tel: +1 (713) 214-4774

Email: Bonnie.Saynay@invesco.com

Stuart Howard

Head of Investment Management Operations

Tel: +44 1491 417175

Email: Stuart_Howard@invescoperpetual.co.uk

Dan Baker

Operations Manager

Tel: +44 1491 416514

Email: Dan_Baker@invescoperpetual.co.uk

Charles Henderson

UK Equities Business Manager

Tel: +44 1491 417672

Email: Charles_Henderson@invescoperpetual.co.uk

Telephone calls may be recorded.

12

Important information

Where Invesco Perpetual has expressed views and opinions, these may change. Invesco Perpetual is a business name of Invesco Asset Management Limited. Authorised and regulated by the Financial Conduct Authority.

Invesco Asset Management Limited

Registered in England 949417

Registered office Perpetual Park, Perpetual Park Drive, Henley-on-Thames,

Oxfordshire, RG9 1HH, UK.

61186/PDF/231116

Proxy Guidelines

for

Invesco Canada, Ltd.

INVESCO CANADA

PROXY VOTING GUIDELINES

Purpose

The purpose of this document is to describe Invesco Canada Ltd.’s (“Invesco Canada”) general guidelines for voting proxies received from companies held in the accounts (“Accounts”) for which it acts as investment fund manager and/or adviser including:

•	Investment fund manager, including investment funds offered in Canada (the “Canadian Funds”),

•	Adviser, including separately managed portfolios (“SMPs”),

•	Sub-adviser, including investment funds registered under and governed by the US Investment Company Act of 1940, as amended (the “US Funds”).

The Accounts referred to above, exclude Accounts that are sub-advised (“Sub-Advised Accounts”) by affiliated or third party advisers (“Sub-Advisers”). Proxies for Sub-Advised Accounts will be voted in accordance with the Sub-Adviser’s proxy voting policy (which may contain different voting recommendations), provided the policy as a whole is designed with the intention of voting securities in the best interest of the Account; unless the sub-advisory agreement provides otherwise.

Voting rights will not be exercised in accordance with this policy or the Sub-Adviser’s proxy policy if the investment management agreement between the client and Invesco Canada governing the SMP provides otherwise.

Compliance will review the proxy voting policies and procedures of any new sub-advisors as part of its due diligence.

Introduction

lnvesco Canada has a fiduciary obligation to act in the best long-term economic interest of the Accounts when voting proxies of portfolio companies.

The default is to vote with the recommendation of the company’s management.

As a general rule, portfolio managers shall vote against any actions that would:

•	Reduce the rights or options of shareholders,

•	Reduce shareholder influence over the board of directors and management,

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•	Reduce the alignment of interests between company management and the shareholders; or

•	Reduce the value of shareholders investments.

Since Invesco Canada’s portfolio managers follow an investment discipline that includes investing in companies that are believed to have strong management teams, the portfolio managers will generally support the management of companies in which they invest, and will accord proper weight to the recommendations of company management. Therefore, in most circumstances, votes will be cast in accordance with the recommendations of company management.

While Invesco Canada’s proxy voting guidelines are stated below, the portfolio managers will take into consideration all relevant facts and circumstances (including country specific considerations), and retain the right to vote proxies as deemed appropriate.

These guidelines may be amended from time to time.

Voting rights may not be exercised in situations where:

•	The securities have been sold subsequent to record date;

•	Administrative issues prevent voting, or;

•

Invesco Canada is sub-advising for an unaffiliated third-party and either: (a) the sub-advisory agreement with the unaffiliated third-party does not permit Invesco Canada to vote the securities; or (b) the securities to be voted have been lent out by the unaffiliated third-party.

Conflicts of Interest

When voting proxies, Invesco Canada’s portfolio managers assess whether there are material conflicts of interest between lnvesco Canada’s interests and those of the Account. A potential conflict of interest situation may include where Invesco Canada or an affiliate manages assets for, provides other financial services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote in favour of management of the company may harm Invesco Canada’s relationship with the company. In all situations, the portfolio managers will not take Invesco Canada’s relationship with the company into account, and will vote the proxies in the best interest of the Account. To the extent that a portfolio manager has any personal conflict of interest with respect to a company or an issue presented, that portfolio manager should abstain from voting on that company or issue. Portfolio managers are required to report in writing to the relevant Investment Head or ClO any such conflicts of interest and/or attempts by outside parties to improperly influence the voting process. If the portfolio manager in question is the ClO, such conflicts of interest

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and/or attempts by outside parties to improperly influence the voting process shall be presented in writing to the Chief Compliance Officer. The Global Investments Director (or designate) will report any conflicts of interest to the Independent Review Committee on an annual basis.

I.	BOARDS OF DIRECTORS

We believe that a board that has at least a majority of independent directors is integral to good corporate governance. Unless there are restrictions specific to a company’s home jurisdiction, key board committees, including audit and compensation committees, should be completely independent.

Voting on Director Nominees in Uncontested Elections

Votes in an uncontested election of directors are evaluated on a case-by-case basis, considering factors that may include:

•	Long-term financial company performance relative to a market index,

•	Composition of the board and key board committees,

•	Nominee’s attendance at board meetings,

•	Nominee’s time commitments as a result of serving on other company boards,

•	Nominee’s stock ownership position in the company,

•	Whether the chairman is also serving as CEO, and

•	Whether a retired CEO sits on the board.

Voting on Director Nominees in Contested Elections

Votes in a contested election of directors are evaluated on a case-by-case basis, considering factors that may include:

•	Long-term financial performance of the company relative to its industry,

•	Management’s track record,

•	Background to the proxy contest,

•	Qualifications of director nominees (both slates),

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•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can he met, and

•	Stock ownership positions in the company.

Majority Threshold Voting for Director Elections

We will generally vote for proposals that require directors to be elected with an affirmative majority of votes cast unless the relevant portfolio manager believes that the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard.

Separating Chairman and CEO

Shareholder proposals to separate the chairman and CEO positions should be evaluated on a case-by-case basis.

While we generally support these proposals, some companies have governance structures in place that can satisfactorily counterbalance a combined position. Voting decisions will take into account factors such as:

•	Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties;

•	Majority of independent directors;

•	All-independent key committees;

•	Committee chairpersons nominated by the independent directors;

•	CEO performance is reviewed annually by a committee of independent directors; and

•	Established governance guidelines.

Majority of Independent Directors

While we generally support proposals asking that a majority of directors be independent, each proposal should be evaluated on a case-by-case basis.

We generally vote for proposals that the board’s audit, compensation, and/or nominating committees be composed exclusively of independent directors.

Stock Ownership Requirements

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We believe that individual directors should be appropriately compensated and motivated to act in the best interests of shareholders. Share ownership by directors better aligns their interests with those of other shareholders. Therefore, we believe that meaningful share ownership by directors is in the best interest of the company.

We generally vote for proposals that require a certain percentage of a director’s compensation to be in the form of common stock.

Size of Boards of Directors

We believe that the number of directors is important to ensuring the board’s effectiveness in maximizing long-term shareholder value. The board must be large enough to allow it to adequately discharge its responsibilities, without being so large that it becomes cumbersome.

While we will prefer a board of no fewer than 5 and no more than 16 members, each situation will be considered on a case-by-case basis taking into consideration the specific company circumstances.

Classified or Staggered Boards

In a classified or staggered board, directors are typically elected in two or more “classes”, serving terms greater than one year.

We prefer the annual election of all directors and will generally not support proposals that provide for staggered terms for board members. We recognize that there may be jurisdictions where staggered terms for board members is common practice and, in such situations, we will review the proposals on a case-by-case basis.

Director Indemnification and Liability Protection

We recognize that many individuals may be reluctant to serve as corporate directors if they are personally liable for all lawsuits and legal costs. As a result, limitations on directors’ liability can benefit the corporation and its shareholders by helping to attract and retain qualified directors while providing recourse to shareholders on areas of misconduct by directors.

We generally vote for proposals that limit directors’ liability and provide indemnification as long as the arrangements are limited to the director acting honestly and in good faith with a view to the best interests of the company and, in criminal matters, are limited to the director having reasonable grounds for believing the conduct was lawful.

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II.	AUDITORS

A strong audit process is a requirement for good corporate governance. A significant aspect of the audit process is a strong relationship with a knowledgeable and independent set of auditors.

Ratification of Auditors

We believe a company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence.

We generally vote for the reappointment of the company’s auditors unless:

•	It is not clear that the auditors will be able to fulfill their function;

•	There is reason to believe the auditors have rendered an opinion that is neither accurate nor indicative of the company’s financial position; or

•	The auditors have a significant professional or personal relationship with the issuer that compromises their independence.

Disclosure of Audit vs. Non-Audit Fees

Understanding the fees earned by the auditors is important for assessing auditor independence. Our support for the re-appointment of the auditors will take into consideration whether the management information circular contains adequate disclosure about the amount and nature of audit vs. non-audit fees.

There may be certain jurisdictions that do not currently require disclosure of audit vs. non-audit fees. In these circumstances, we will generally support proposals that call for this disclosure.

III.	COMPENSATION PROGRAMS

Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders’ ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider each compensation plan in its entirety (including all incentives, awards and other compensation) to determine if the plan provides the right incentives to managers, employees and directors and is reasonable on the whole.

While we generally encourage companies to provide more transparent disclosure related to their compensation programs, the following are specific guidelines dealing with some

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of the more common features of these programs (features not specifically itemized below will be considered on a case-by-case basis taking into consideration the general principles described above):

Cash Compensation and Severance Packages

We will generally support the board’s discretion to determine and grant appropriate cash compensation and severance packages.

Executive Compensation (“say on pay”)

Proposals requesting that companies subject each year’s compensation record to a non binding advisory shareholder vote, or so-called “say on pay” proposals will be evaluated on a case-by-case basis.

Equity Based Plans – Dilution

Equity compensation plans can increase the number of shares of a company and therefore dilute the value of existing shares. While such plans can be an effective compensation tool in moderation, they can be a concern to shareholders and their cost needs to be closely watched. We assess proposed equity compensation plans on a case-by-case basis.

Employee Stock Purchase Plans

We will generally vote for the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value. It is recognized that country specific circumstances may exist (e.g. tax issues) that require proposals to be reviewed on a case-by-case basis.

Loans to Employees

We will vote against the corporation making loans to employees to allow employees to pay for stock or stock options. It is recognized that country specific circumstances may exist that require proposals to be reviewed on a case-by-case basis.

Stock Option Plans – Board Discretion

We will vote against stock option plans that give the board broad discretion in setting the terms and conditions of the programs. Such programs should be submitted with detail and be reasonable in the circumstances regarding their cost, scope, frequency and schedule for exercising the options.

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Stock Option Plans – Inappropriate Features

We will generally vote against plans that have any of the following structural features:

•	ability to re-price “underwater” options without shareholder approval,

•	ability to issue options with an exercise price below the stock’s current market price,

•	ability to issue “reload” options, or

•	automatic share replenishment (“evergreen”) features.

Stock Option Plans – Director Eligibility

While we prefer stock ownership by directors, we will support stock option plans for directors as long as the terms and conditions of director options are clearly defined

Stock Option Plans – Repricing

We will vote for proposals to re-price options if there is a value-for-value (rather than a share-for-share) exchange.

Stock Option Plans – Vesting

We will vote against stock option plans that are 100% vested when granted.

Stock Option Plans – Authorized Allocations

We will generally vote against stock option plans that authorize allocation of 25% or more of the available options to any one individual.

Stock Option Plans – Change in Control Provisions

We will vote against stock option plans with change in control provisions that allow option holders to receive more for their options than shareholders would receive for their shares.

IV.	CORPORATE MATTERS

We will review proposals relating to changes to capital structure and restructuring on a case-by-case basis, taking into consideration the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company’s industry and performance in terms of shareholder returns.

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Common Stock Authorization

We will review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

Dual Class Share Structures

Dual class share structures involve a second class of common stock with either superior or inferior voting rights to those of another class of stock.

We will generally vote against proposals to create or extend dual class share structures where classes have different voting rights.

Stock Splits

We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company’s industry and performance in terms of shareholder returns.

Reverse Stock Splits

We will vote for proposals to implement a reverse stock split.

Share Repurchase Programs

We will vote against proposals to institute open-market share repurchase plans if all shareholders do not participate on an equal basis.

Reincorporation

Reincorporation involves re-establishing the company in a different legal jurisdiction.

We will generally vote for proposals to reincorporate the company provided that the board and management have demonstrated sound financial or business reasons for the move. Proposals to reincorporate will generally not be supported if solely as part of an anti-takeover defense or as a way to limit directors’ liability.

Mergers & Acquisitions

We will vote for merger & acquisition proposals that the relevant portfolio managers believe, based on their review of the materials:

•	will result in financial and operating benefits,

•	have a fair offer price,

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•	have favourable prospects for the combined companies, and

•	will not have a negative impact on corporate governance or shareholder rights.

V.	SOCIAL RESPONSIBILITY

We recognize that to effectively manage a corporation, directors and management must consider not only the interests of shareholders, but the interests of employees, customers, suppliers, and creditors, among others.

We believe that companies and their boards must give careful consideration to social responsibility issues in order to enhance long-term shareholder value.

We support efforts by companies to develop policies and practices that consider social responsibility issues related to their businesses.

VI.	SHAREHOLDER PROPOSALS

Shareholder proposals can be extremely complex, and the impact on the interests of all stakeholders can rarely be anticipated with a high degree of confidence. As a result, shareholder proposals will be reviewed on a case-by-case basis with consideration of factors such as:

•	the proposal’s impact on the company’s short-term and long-term share value,

•	its effect on the company’s reputation,

•	the economic effect of the proposal,

•	industry and regional norms in which the company operates,

•	the company’s overall corporate governance provisions, and

•	the reasonableness of the request.

We will generally support shareholder proposals that require additional disclosure regarding corporate responsibility issues where the relevant portfolio manager believes:

•	the company has failed to adequately address these issues with shareholders,

•	there is information to suggest that a company follows procedures that are not in compliance with applicable regulations, or

As of January, 2017	Page 10 of 11

•	the company fails to provide a level of disclosure that is comparable to industry peers or generally accepted standards.

We will generally not support shareholder proposals that place arbitrary or artificial constraints on the board, management or the company.

Ordinary Business Practices

We will generally support the board’s discretion regarding shareholder proposals that involve ordinary business practices.

Protection of Shareholder Rights

We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company’s corporate governance standards indicate that such additional protections are warranted.

Barriers to Shareholder Action

We will generally vote for proposals to lower barriers to shareholder action.

Shareholder Rights Plans

We will generally vote for proposals to subject shareholder rights plans to a shareholder vote.

VII.	OTHER

We will vote against or abstain on proposals that may authorize the company to conduct any other business that is not described in the proxy statement or where the proxy materials lack sufficient information upon which to base an informed decision.

Reimbursement of Proxy Solicitation Expenses

Decisions to provide reimbursement for dissidents waging a proxy contest are made on a case-by-case basis.

As of January, 2017	Page 11 of 11

Proxy Guidelines

for

Invesco Asset Management (Japan) Limited

Invesco Asset Management (Japan) Limited

Outlines of Proxy Voting Guidelines

March 31, 2016

1.	Purpose and Policy of Proxy Voting

We vote proxies for the purpose of seeking to maximize the long-term interests of our clients (investors) and beneficiaries, with an awareness of the importance of corporate governance, based on fiduciary duties to our clients (investors) and beneficiaries. We do not vote proxies for the interests of ourselves and any third party other than clients (investors) and beneficiaries. The interests of clients (investors) and beneficiaries mean growth in corporate value or economic interests of shareholders or protection against their impairment. Proxy voting is an integral part of our stewardship activities and we make voting decisions from the perspective of contributing to enhanced corporate value and sustainable growth.

2.	Proxy Voting System

In order to vote proxies adequately we have established the Corporate Governance Committee, which provides guidelines and criteria for proxy voting decisions, and supervises the decision making process concerning our independent proxy voting. While we may seek advice from an external expert based on our guidelines, our investment professionals make voting decisions in principle, based on our proxy voting guidelines, taking into account whether or not they contribute to greater shareholder value of the company in question.

3.	Summary of Criteria for Proxy Voting Decisions

Key areas of criteria for proxy voting decisions are as follows:

•	Profit distribution and Dividends

•	We make decisions, taking into account the company’s financial conditions, management performance and shareholder returns, etc.

•

Upon taking into account of balance sheet status, including capital adequacy level, and business strategies, etc., if the total payout ratio including dividends and share buybacks is significantly low, we consider voting against proposals on profit distribution.

•	Election of Directors

•	We make decisions, taking into account independence and competence of director nominees and the company’s management performance, etc.

•	We vote against the election of an outside director who is deemed to have a conflict of interest in the company.

•	We generally vote against the election of a top executive, unless there are at least two outside directors.

•

We consider voting against the election of a top executive, if business strategies that enable corporate value enhancement and sustainable growth are not demonstrated and constructive dialogues are not engaged in terms of capital efficiency including ROE.

•	Election of Statutory Auditors

•	We make decisions, taking into account independence and competence of statutory auditor nominees, etc.

•

In terms of independence, we generally vote against the election of statutory auditors, unless figures that can provide the basis for making judgment on existence of an interest in the company are disclosed.

•	Executive Compensation and Bonuses

•

In terms of executive compensation, it is desirable that measures to secure transparency are taken, a formula that can justify the calculation of compensation is disclosed and performance-based compensation structure is put in place.

•	We consider to vote against proposals seeking approval for compensation, in the cases where there exists a problematic compensation system or the total amount of compensation is not disclosed.

•	We consider voting against the election of a top executive, if there is no proposal seeking approval for compensation and there exists an inappropriate compensation system.

•	We vote for proposals that require disclosure of compensation of individual directors.

•

We generally vote against bonuses for outside directors and outside statutory auditors. We also generally vote against proposals to grant stock options to outside directors and outside auditors and any third parties other than employees.

•	Cross-shareholdings

•

If the company holds shares for relationship purpose, the company is required to explain about medium- to long-term business and financial strategies including capital cost allocation and to disclose criteria for proxy voting decisions and voting results, etc. If reasonable views are not indicated and constructive dialogues are not engaged, we consider to vote against the election of a top executive.

•	Capital Policy

•

We make decisions on an increase in authorized shares, taking into account the impact on shareholder value and shareholder rights, rationale of the proposal and the impact on share listing and corporate sustainability.

•	Takeover Defense

•

We generally vote against establishment, amendment and update of takeover defense measures that are judged to decrease shareholder value or hinder shareholder rights. We generally vote against the election of a top executive, if there exist takeover defense measures that are not part of proposals at the shareholders meeting but are judged to decrease shareholder value or hinder shareholder rights.

•	ESG

•

We support the United Nations Principles for Responsible Investment and acknowledge the importance of companies’ ESG issues among investment decision making process. Thus, we consider to vote against the election of a top executive and responsible directors, if any event occurs that is likely to significantly impair corporate value.

•	Conflict of Interest

•	We abstain from voting proxies of companies that pose conflicts of interest.

•	Shareholder Proposals

•	We make decisions on shareholder proposals along with company proposals in accordance with the guidelines in principle, taking into account the impact on shareholder value, etc.

•

As there exist several areas relating to criteria for voting decisions other than the above, we also make decisions from the perspective of whether or not they contribute to enhanced shareholder returns and corporate value.

Proxy Guidelines

for

Invesco Asset Management Deutschland GmbH

April 2013

INVESCO CONTINENTAL EUROPE

VOTING RIGHTS POLICY

INVESCO ASSET MANAGEMENT SA (& BRANCHES IN AMSTERDAM, BRUSSELS, MADRID, MILAN, STOCKHOLM)

INVESCO ASSET MANAGEMENT DEUTSCHLAND GMBH

INVESCO ASSET MANAGEMENT ÖSTERREICH GMBH

Approach

This document sets out the high level Proxy Voting Policy of the companies outlined above and referred to as Invesco Continental Europe (“Invesco CE”). The principles within this policy are followed by these companies or to any of its delegates as applicable.

Invesco CE is committed to the fair and equitable treatment of all its clients. As such Invesco CE has put in place procedures to ensure that voting rights attached to securities within a UCITS or portfolio for which it is the Management Company are exercised where appropriate and in the best interests of the individual UCITS/ portfolio itself. Where Invesco CE delegates the activity of Investment Management it will ensure that the delegate has in place policies and procedures consistent with the principles of this policy.

Voting Opportunities

Voting opportunities which exist in relation to securities within each individual UCITS/ portfolio are monitored on an ongoing basis in order to ensure that advantage can be taken of any opportunity that arises to benefit the individual UCITS/ portfolio.

When is has been identified that a voting opportunity exists, an investment decisions is taken whether or not the opportunity to vote should be exercised and, if relevant, the voting decision to be taken. Considerations which are taken into account include:

•	The cost of participating in the vote relative to the potential benefit to the UCITS/portfolio.

•

The impact of participation in a vote on the liquidity of the securities creating the voting opportunity due to the fact that some jurisdictions will require that the securities are not sold for a period if they are the subject of a vote.

•	Other factors as deemed appropriate by the Investment Manager in relation to the investment objectives and policy of the individual UCITS/ portfolio.

It may be the case that an investment decision is taken not to participate in a vote. Such decisions can be equally appropriate due to the considerations applied by the investment team to determine the relative benefit to the individual UCITS/ portfolio, based on criteria such as fund size, investment objective, policy and investment strategy applicable.

Conflicts of Interest:

Invesco CE has a Conflicts of Interest Policy which outlines the principles for avoiding, and where not possible, managing conflicts of interest. At no time will Invesco CE use shareholding powers in respect of individual UCITS/portfolio to advance its own commercial interests, to pursue a social or political cause that is unrelated to a UCITS’/portfolio’s economic interests, or to favour another UCITS/ portfolio or client or other relationship to the detriment of others. This policy is available, free of cost, from any of the Invesco CE companies.

Information on Voting Activity:

Further information on votes which were available to individual UCITS and actions taken are available to unitholders free of charge and by request to the UCITS Management Company.

Proxy Guidelines

for

Invesco PowerShares Capital Management LLC

Proxy Voting Guidelines

Applicable to the Funds	PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (collectively “the Trusts”)
Risk Addressed by Policy	Breach of fiduciary duty to client under the Investment Advisers Act of 1940 by placing Invesco personal interests ahead of clients best interest in voting proxies
Relevant Law	Investment Advisers Act of 1940
Approved/Adopted Date	March 7, 2017
Last reviewed by Compliance for Accuracy	September 10, 2015

Invesco PowerShares Capital Management LLC (“Invesco PowerShares” or the “Adviser”) has adopted proxy voting policies with respect to securities owned by series of the PowerShares Exchange-Traded Fund Trust, the PowerShares Exchange-Traded Fund Trust II, the PowerShares Actively Managed Exchange-Traded Fund Trust, the PowerShares India Exchange-Traded Fund Trust and the PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (collectively, the “Funds”) for which it serves as investment adviser and has been delegated the authority to vote proxies. Invesco PowerShares’ proxy voting policies are designed to provide that proxies are voted in the best interests of shareholders.

Invesco Ltd, the parent to the Adviser, has adopted a global policy statement on corporate governance and proxy voting (the “Global Invesco Policy”) (see exhibit A), which details Invesco’s views on governance matters and describes the proxy administration and governance approach. The Adviser votes proxies by utilizing the procedures and mechanisms outlined in the Global Invesco Policy, while maintaining the Fund-specific guidelines described below:

1. Overlapping Securities

In instances where both a Fund and a fund advised by an Invesco Ltd entity both hold an equity security (“Overlapping Securities”), the Adviser will vote proxies in accordance with the recommendation of an Invesco Ltd adviser based on the comprehensive proxy review and under the Global Invesco Policy. The Global Invesco Policy is overseen by the Invesco Proxy Advisory Committee (“IPAC”), which also orchestrates the review and analysis of the top

Approved June 24, 2014

Amended: March 7, 2017

Effective: March 7, 2017

twenty-five proxy voting matters, measured by overall size of holdings by funds within the Invesco family. The Adviser consults with the IPAC on specific proxy votes and general proxy voting matters as it deems necessary. In addition, as part of the Global Invesco Proxy Voting Process, the IPAC oversees instances when possible conflicts of interest arise among funds. (Please see the global policy for the detailed conflict of interest approach).

In instances where the Global proxy administration team does not receive a recommendation in a timely manner, the proxy administration team will automatically vote such ballots in accordance with the Invesco’s custom guidelines established on Invesco’s global proxy voting policy and US guidelines.

2. Non-Overlapping Securities

In instances where securities are held only by a Fund, and not also by an Invesco Ltd active equity entity fund, the Adviser will instruct the proxy administration team to vote proxies in accordance with said Invesco custom guidelines implemented by ISS, Invesco’s vote execution agent.

Under this Policy, the Adviser retains the power to vote contrary to the recommendation of the Invesco Voting Process (for Overlapping Securities) or Invesco’s custom guidelines for Non-Overlapping Securities) at its discretion, so long as the reasons for doing so are well documented.

Proxy Constraints

The adviser will approach proxy constraints according to the Invesco Global statement on corporate governance and proxy voting.

Special Policy

Certain Funds pursue their investment objectives by investing in other registered investment companies pursuant to an exemptive order granted by the Securities and Exchange Commission. The relief granted by that order is conditioned upon complying with a number of undertakings, some of which require a Fund to vote its shares in an acquired investment company in the same proportion as other holders of the acquired fund’s shares. In instances in which a Fund is required to vote in this manner to rely on the exemptive order, the Adviser will vote shares of these acquired investment companies in compliance with the voting mechanism required by the order.

Resolving Potential Conflicts of Interest

Voting of Proxies Related to Invesco Ltd.

The adviser will approach conflicts of interest in accordance with Invesco’s Global policy statement on corporate governance and proxy voting.)

Approved June 24, 2014

Amended: March 7, 2017

Effective: March 7, 2017

APPENDIX F

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of the date of this SAI, Class T shares of the Funds offered in this SAI have not yet commenced operations; therefore, there are no outstanding Class T shares.

Management Ownership

As of May 19, 2017, the trustees and officers as a group owned less than 1% of the outstanding shares of each class of each Fund, except the trustees and officers as a group owned 1.35% of the outstanding Class Y shares of Invesco S&P 500 Index Fund.

F-1

APPENDIX G

MANAGEMENT FEES

For the fiscal years ended 2016, 2015 and 2014, the management fees payable by each Fund, the amounts waived by the Adviser and the net fees paid by each Fund were as follows:

Fund Name	2016			2015			2014
	Management Fee Payable	Management Fee Waivers	Net Management Fee Paid	Management Fee Payable	Management Fee Waivers	Net Management Fee Paid	Management Fee Payable	Management Fee Waivers	Net Management Fee Paid
Invesco American Franchise Fund	$53,205,382	$(197,583)	$53,007,799	$58,005,769	$(131,028)	$57,874,741	$56,513,516	$(128,671)	$56,384,845
Invesco California Tax-Free Income Fund	$1,942,409	—	$1,942,409	$1,734,602	—	$1,734,602	$1,649,383	—	$1,649,383
Invesco Equally-Weighted S&P 500 Fund	$5,350,895	$(71,780)	$5,279,115	$4,634,572	$(98,173)	4,536,399	$2,710,320	$(42,756)	$2,667,564
Invesco Equity and Income Fund	$46,583,685	$(1,203,024)	$45,380,661	$48,872,507	$(1,787,302)	$47,085,205	$45,307,917	$(1,157,230)	$44,150,687
Invesco Growth and Income Fund	$27,648,106	$(329,269)	$27,318,837	$32,733,175	$(407,931)	$32,325,244	$32,080,300	$(472,141)	$31,608,159
Invesco Pennsylvania Tax Free Income Fund	$648,437	—	$648,437	$745,927	—	$745,927	$771,866	—	$771,866
Invesco S&P 500 Index Fund	$1,015,411	$(24,377)	$991,034	$917,981	$(23,647)	$894,334	$794,449	$(9,454)	$784,995
Invesco Small Cap Discovery Fund	$5,272,637	$(43,427)	$5,229,210	$6,288,072	$(38,216)	$6,249,856	$7,238,017	$(39,999)	$7,198,018

G-1

APPENDIX H

PORTFOLIO MANAGERS

Portfolio Manager Fund Holdings and Information on Other Managed Accounts

Invesco’s portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The ‘Investments’ chart reflects the portfolio managers’ investments in the Funds that they manage. Accounts are grouped into three categories: (i) investments in the Fund’s shares beneficially owned by a portfolio manager, as determined in accordance with Rule 16a-1(a) (2) under the Securities Exchange Act of 1934, as amended (beneficial ownership includes ownership by a portfolio manager’s immediate family members sharing the same household); (ii) investments made either directly or through a deferred compensation or similar plan in Invesco pooled investment vehicles with the same or similar objectives and strategies as the Fund; and (iii) total investments made in any Invesco Fund or Invesco pooled investment vehicle. The ‘Assets Managed’ chart reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other registered investment companies; (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically noted. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date.

Investments

The following information is as of August 31, 2016 (unless otherwise noted):

Portfolio Manager	Dollar Range of Investments in the Fund	Dollar Range of Investments in Invesco pooled Investment Vehicles with the Same or Similar Objectives and Strategies as the Fund	Dollar Range of Investments in All Invesco Funds and Invesco Pooled Investment Vehicles
Invesco American Franchise Fund
Ido Cohen	$100,001 - $500,000	None	$500,001 - $1,000,000
Erik Voss	Over $1,000,000	None	Over $1,000,000
Invesco California Tax-Free Income Fund
Mark Paris	None	N/A	$500,001 - $1,000,000
John Connelly	None	N/A	$100,001 - $500,000
Tim O’Reilly	None	N/A	$100,001 - $500,000
James Phillips	None	N/A	$100,001 - $500,000
Robert Stryker	None	N/A	$100,001 - $500,000
Julius Williams	None	N/A	$100,001 - $500,000
Invesco Equally-Weighted S&P 500 Fund
Anthony Munchak	None	N/A	$100,001 - $500,000
Glen Murphy	$10,001 - $50,000	N/A	$500,001 - $1,000,000
Francis Orlando	None	N/A	$100,001 - $500,000
Daniel Tsai	None	N/A	$500,001 - $1,000,000
Anne Unflat	None	N/A	Over $1,000,000
Donna Wilson[1]	$10,001 - $50,000	N/A	Over $1,000,000

[1]	Effective December 16, 2016, Donna Wilson began serving as portfolio manager of the Fund.

Portfolio Manager	Dollar Range of Investments in the Fund	Dollar Range of Investments in Invesco pooled Investment Vehicles with the Same or Similar Objectives and Strategies as the Fund	Dollar Range of Investments in All Invesco Funds and Invesco Pooled Investment Vehicles
Invesco Equity and Income Fund
Thomas Bastian	Over $1,000,000	N/A	Over $1,000,000
Chuck Burge	$10,001 - $50,000	N/A	$500,001 - $1,000,000
Brian Jurkash	$100,001- $500,000	N/A	Over $1,000,000
Sergio Marcheli	$100,001 - $500,000	N/A	$500,001 - $1,000,000
James Roeder	Over $1,000,000	N/A	Over $1,000,000
Matthew Titus	$100,001 - $500,000	N/A	$500,001 - $1,000,000
Invesco Growth and Income Fund
Thomas Bastian	Over $1,000,000	None	Over $1,000,000
Brian Jurkash	$500,001 - $1,000,000	None	Over $1,000,000
Sergio Marcheli	$100,001 - $500,000	None	$500,001 - $1,000,000
James Roeder	Over $1,000,000	None	Over $1,000,000
Matthew Titus	$500,001 - $1,000,000	None	$500,001 - $1,000,000
Invesco Pennsylvania Tax Free Income Fund
Mark Paris	None	N/A	$500,001 - $1,000,000
John Connelly	None	N/A	$100,001 - $500,000
Tim O’Reilly	None	N/A	$100,001 - $500,000
James Phillips	None	N/A	$100,001 - $500,000
Robert Stryker	None	N/A	$100,001 - $500,000
Julius Williams	None	N/A	$100,001 - $500,000
Invesco S&P 500 Index Fund
Anthony Munchak	None	None	$100,001 - $500,000
Glen Murphy	None	None	$500,001 - $1,000,000
Francis Orlando	None	None	$100,001 - $500,000
Daniel Tsai	None	$100,001 - $500,000	$500,001 - $1,000,000
Anne Unflat	$10,001 - $50,000	None	Over $1,000,000
Donna Wilson[1]	None	$500,001 - $1,000,000	Over $1,000,000
Invesco Small Cap Discovery Fund
Matthew Hart	$100,001 - $500,000	N/A	$100,001 - $500,000
Justin Speer	$50,001 - $100,000	N/A	$100,001 - $500,000

Assets Managed

The following information is as of August 31, 2016 (unless otherwise noted):

Portfolio Manager	Other Registered Investment Companies Managed		Other Pooled Investment Vehicles Managed (assets in millions)				Other Accounts Managed (assets in millions)
	Number of Accounts	Assets (in millions)	Number of Accounts		Assets (in millions)		Number of Accounts		Assets (in millions)
Invesco American Franchise Fund
Ido Cohen	2	$2,406.1	1		$274.1		None		None
Erik Voss	5	$3,276.1	1		$120.7		None		None
Invesco California Tax-Free Income Fund
Mark Paris	17	$21,567.2	None		None		3	[2]	$0.6	[2]
John Connelly	17	$21,567.2	None		None		3	[2]	$0.6	[2]
Tim O’Reilly	17	$21,567.2	None		None		3	[2]	$0.6	[2]
James Phillips	17	$21,567.2	None		None		3	[2]	$0.6	[2]
Robert Stryker	17	$21,567.2	None		None		3	[2]	$0.6	[2]
Julius Williams	17	$21,567.2	None		None		3	[2]	$0.6	[2]
Invesco Equally-Weighted S&P 500 Fund
Anthony Munchak	8	$1,817.0	49	[3]	$12,037.0	[3]	100	[4]	$15,413.0	[4]
Glen Murphy	11	$2,045.0	49	[3]	$12,037.0	[3]	100	[4]	$15,413.0	[4]
Francis Orlando	8	$1,817.0	49	[3]	$12,037.0	[3]	100	[4]	$15,413.0	[4]
Daniel Tsai	4	$1,223	49	[3]	$12,037.0	[3]	100	[4]	$15,413.0	[4]
Anne Unflat	4	$1,223	49	[3]	$12,037.0	[3]	100	[4]	$15,413.0	[4]
Donna Wilson[1]	9	$740.0	49	[3]	$12,037.0	[3]	100	[4]	$15,413.0	[4]
Invesco Equity and Income Fund
Thomas Bastian	9	$16,062.6	1		$33.8		1,020	[2]	$104.4	[2]
Chuck Burge	10	$10,553.0	4		$3,653.3		1		$198.9
Brian Jurkash	9	$16,062.6	1		$33.8		1,020	[2]	$104.4	[2]
Sergio Marcheli	16	$21,083.3	1		$33.8		1,020	[2]	$104.4	[2]
James Roeder	9	$16,062.6	1		$33.8		1,020	[2]	$104.4	[2]
Matthew Titus	9	$16,062.6	None		None		1,020	[2]	$104.4	[2]
Invesco Growth and Income Fund
Thomas Bastian	9	$21,891.2	1		$33.8		1,020	[2]	$104.4	[2]
Brian Jurkash	9	$21,891.2	1		$33.8		1,020	[2]	$104.4	[2]
Sergio Marcheli	16	$26,912.1	1		$33.8		1,020	[2]	$104.4	[2]
James Roeder	9	$21,891.2	1		$33.8		1,020	[2]	$104.4	[2]
Matthew Titus	9	$21,891.2	None		None		1,020	[2]	$104.4	[2]
Invesco Pennsylvania Tax Free Income Fund
Mark Paris	17	$21,893.4	None		None		3	[2]	$0.6	[2]
John Connelly	17	$21,893.4	None		None		3	[2]	$0.6	[2]
Tim O’Reilly	17	$21,893.4	None		None		3	[2]	$0.6	[2]
James Phillips	17	$21,893.4	None		None		3	[2]	$0.6	[2]

[2]	These are accounts of individual investors for which Invesco provides investment advice. Invesco offers separately managed accounts that are managed according to the investment models developed by its portfolio managers and used in connection with the management of certain Invesco Funds. These accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.
[3]	This amount includes 3 funds that pay performance-based fees with $574M in total assets under management.
[4]	This amount includes 22 funds that pay performance-based fees with $3,187M in total assets under management.

Portfolio Manager	Other Registered Investment Companies Managed		Other Pooled Investment Vehicles Managed (assets in millions)		Other Accounts Managed (assets in millions)
	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Robert Stryker	17	$21,893.4	None	None	3[2]	$0.6[2]
Julius Williams	17	$21,893.4	None	None	3[2]	$0.6[2]
Invesco S&P 500 Index Fund
Anthony Munchak	8	$6,714	49[3]	$12,037.0[3]	100[4]	$15,413.0[4]
Glen Murphy	11	$6,942	49[3]	$12,037.0[3]	100[4]	$15,413.0[4]
Francis Orlando	8	$6,714	49[3]	$12,037.0[3]	100[4]	$15,413.0[4]
Daniel Tsai	4	$6,120	49[3]	$12,037.0[3]	100[4]	$15,413.0[4]
Anne Unflat	4	$6,120	49[3]	$12,037.0[3]	100[4]	$15,413.0[4]
Donna Wilson[1]	9	$740.0	49[3]	$12,037.0[3]	100[4]	$15,413.0[4]
Invesco Small Cap Discovery Fund
Matthew Hart	1	$274.0	None	None	None	None
Justin Speer	1	$274.0	None	None	None	None

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:

•	The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Adviser and each Sub-Adviser seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

•	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Adviser, each Sub-Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

•	The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

•

Finally, the appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities.

The Adviser, each Sub-Adviser, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Description of Compensation Structure

For the Adviser and each affiliated Sub-Adviser

The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser and each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available considering investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager’s compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.

Table 1

Sub-Adviser	Performance time period[5]
Invesco [6] Invesco Deutschland Invesco Hong Kong[6] Invesco Asset Management	One- Three- and Five-year performance against Fund peer group
Invesco- Invesco Real Estate6,[7] Invesco Senior Secured6, [8]	Not applicable
Invesco Canada[6]	One-year performance against Fund peer group Three- and Five-year performance against

[5]	Rolling time periods based on calendar year-end.
[6]	Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four year period and final payments are based on the performance of eligible Funds selected by the portfolio manager at the time the award is granted.
[7]	Portfolio Managers for Invesco Global Real Estate Fund, Invesco Real Estate Fund, Invesco Global Real Estate Income Fund and Invesco V.I. Global Real Estate Fund base their bonus on new operating profits of the U.S. Real Estate Division of Invesco.
[8]	Invesco Senior Secured’s bonus is based on annual measures of equity return and standard tests of collateralization performance.

entire universe of Canadian funds
Invesco Japan[9]	One- Three- and Five-year performance
Invesco PowerShares[10]	Not applicable

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

With respect to Invesco PowerShares, there is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers.

Deferred / Long Term Compensation. Portfolio managers may be granted an annual deferral award that allows them to select receipt of shares of certain Invesco Funds with a vesting period as well as common shares and/or restricted shares of Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of Invesco Ltd.’s Board of Directors. Awards of deferred/long term compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

[9]	Portfolio Managers for Invesco Pacific Growth Fund’s compensation is based on the one-, three- and five-year performance against the appropriate Micropol benchmark.
[10]	Portfolio Managers for Invesco PowerShares base their bonus on Invesco results as well as growth in net operating profits of Invesco PowerShares.

APPENDIX I

ADMINISTRATIVE SERVICE FEES

The Funds paid the Adviser the following amounts for administrative services for the fiscal years ended 2016, 2015 and 2014:

Fund	2016	2015	2014
Invesco American Franchise Fund	$749,837	$776,261	$768,047
Invesco California Tax-Free Income Fund	$110,054	$99,885	$95,715
Invesco Equally-Weighted S&P 500 Fund	$623,527	$602,037	$475,342
Invesco Equity and Income Fund	$876,074	$895,693	$865,139
Invesco Growth and Income Fund	$713,770	$747,356	$751,760
Invesco Pennsylvania Tax Free Income Fund	$50,000	$50,000	$50,000
Invesco S&P 500 Index Fund	$209,621	$190,947	$167,269
Invesco Small Cap Discovery Fund	$179,027	$210,168	$239,299

I-1

APPENDIX J

BROKERAGE COMMISSIONS AND COMMISSIONS ON AFFILIATED TRANSACTIONS

Set forth below are brokerage commissions paid by each of the Funds listed below during the last three fiscal years ended August 31. Unless otherwise indicated, the amount of brokerage commissions paid by a Fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.

	Total $ Amount of Brokerage Commissions Paid[1]			Total $ Amount of Brokerage Commissions Paid to Affiliated Brokers			% of Total Brokerage Commissions Paid to the Affiliated Brokers	% of Transaction Dollars Effected Through Affiliated Brokers
Fund	2016	2015	2014	2016	2015	2014	2016	2016
Invesco American Franchise Fund	$5,399,266	$7,857,321	$8,655,934	$40,105	$355,196	$0	0.74%	2.50%
Invesco California Tax-Free Income Fund	0	0	0	0	0	0	0	0
Invesco Equally-Weighted S&P 500 Fund	108,459	513,638	208,046	0	0	0	0	0
Invesco Equity and Income Fund	3,390,004	3,259,471	4,923,701	39,395	59,247	47,223	1.16	0.85
Invesco Growth and Income Fund	3,180,143	3,198,506	4,551,099	35,124	61,544	58,635	1.10	0.79
Invesco Pennsylvania Tax Free Income Fund	0	0	0	0	0	0	0	0
Invesco S&P 500 Index Fund	13,459	14,981	7,221	0	0	0	0	0
Invesco Small Cap Discovery Fund	530,833	899,898	1,350,586	2,705	8,920	17,581	0.51	2.82

[1]	Disclosure regarding brokerage commissions are limited to commissions paid on agency trades and designated as such on the trade confirm.

J-1

APPENDIX K

DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASES OF

SECURITIES OF REGULAR BROKERS OR DEALERS

Directed Brokerage

During the last fiscal year ended August 31, 2016, the Funds paid brokerage commissions to brokers in connection with transactions because of research services provided as follows:

Fund	Transactions	Related Brokerage Commissions
Invesco American Franchise Fund	$9,686,716,904	$5,175,636
Invesco California Tax-Free Income Fund	0	0
Invesco Equally-Weighted S&P 500 Fund	0	0
Invesco Equity and Income Fund	3,250,759,027	3,245,716
Invesco Growth and Income Fund	3,161,016,734	2,985,484
Invesco Pennsylvania Tax Free Income Fund	0	0
Invesco S&P 500 Index Fund	0	0
Invesco Small Cap Discovery Fund	538,345,855	506,845

Regular Broker-Dealers

During the last fiscal year ended August 31, 2016, the following Funds purchased securities by the following companies which are “regular” broker or dealers of one or more the Funds identified below.

Invesco Growth and Income Fund
Goldman, Sachs & Co	Common Stock	$80,430,630
Morgan Stanley	Common Stock	188,608,435
Invesco Equally-Weighted S&P 500 Fund
Goldman, Sachs & Co.	Common Stock	12,384,645
Morgan Stanley	Common Stock	13,750,983
Invesco Equity and Income Fund
Credit Suisse	Bonds and Notes	7,201,750
Goldman, Sachs & Co.	Bonds and Notes	181,127,933
Morgan Stanley	Bonds and Notes	7,432,584
Goldman, Sachs & Co.	Common Stock	94,603,079
Morgan Stanley	Common Stock	221,897,647
Invesco S&P 500 Fund
Goldman, Sachs & Co.	Common Stock	3,109,422
Morgan Stanley	Common Stock	2,300,722

K-1

APPENDIX L

PURCHASE, REDEMPTION AND PRICING OF CLASS T SHARES

Transactions through Financial Intermediaries

When investing in Class T shares of an Invesco Fund through a financial intermediary such as a broker-dealer, a bank (including a bank trust department), an investment adviser, an administrator or trustee of a Retirement and Benefit Plan or a qualified tuition plan or a sponsor of a fee-based program that maintains a master account (an omnibus account) with the Invesco Fund for trading on behalf of its customers, different guidelines, conditions and restrictions may apply than if you were able to hold your Class T shares of the Invesco Fund directly. These differences may include, but are not limited to: (i) different eligibility standards to purchase and sell shares and different eligibility standards to exchange shares by telephone; and (ii) different minimum and maximum initial and subsequent purchase amounts. The financial intermediary through whom you are investing may also choose to adopt different exchange and/or transfer limit guidelines and restrictions, including different trading restrictions designed to discourage excessive or short-term trading.

If the financial intermediary is managing your account, you may also be charged a transaction or other fee by such financial intermediary, including service fees for handling redemption transactions. Consult with your financial intermediary (or, in the case of a Retirement and Benefit Plan, your plan sponsor) to determine what fees, guidelines, conditions and restrictions, including any of the above, may be applicable to you.

Unless otherwise provided, the following are certain defined terms used throughout this prospectus:

•	Employer Sponsored Retirement and Benefit Plans include (i) employer sponsored pension or profit sharing plans that qualify under Section 401(a) of the Internal Revenue Code of 1986, as amended (the Code), including 401(k), money purchase pension, profit sharing and defined benefit plans; (ii) 403(b) and non-qualified deferred compensation arrangements that operate similar to plans described under (i) above, such as 457 plans and executive deferred compensation arrangements; (iii) health savings accounts maintained pursuant to Section 223 of the Code; and (iv) voluntary employees’ beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code.

•	Individual Retirement Accounts (IRAs) include Traditional and Roth IRAs.

•	Employer Sponsored IRAs include Simplified Employee Pension (SEP), Salary Reduction Simplified Employee Pension (SAR-SEP), and Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) IRAs.

•	Retirement and Benefit Plans include Employer Sponsored Retirement and Benefit Plans, IRAs and Employer Sponsored IRAs.

Purchase and Redemption of Shares

Purchases of Class T shares

Sales Charges. The sales charge is used to compensate participating dealers for their expenses incurred in connection with the distribution of Class T shares of an Invesco Fund. You may also be charged a transaction or other fee by the financial intermediary managing your account.

Amount of Investment	Investor’s Sales Charge		Dealer Concession As a Percentage of the Net Amount Invested
	As a Percentage of the Public Offering Price	As a Percentage of the Net Amount Invested
Less than $ 250,000	2.50%	2.56%	2.50%
$250,000 but less than $ 500,000	2.00%	2.04%	2.00%
$500,000 but less than $ 1,000,000	1.50%	1.52%	1.50%
Greater than $ 1,000,000	1.00%	1.01%	1.00%

Fund Reorganizations. Class T Shares issued in connection with a Fund’s merger, consolidation, or acquisition of the assets of another Fund will not be charged a sales charge.

Payments to Dealers. Invesco Distributors may elect to re-allow the entire sales charge to dealers for all sales with respect to which orders are placed with Invesco Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be “underwriters” as that term is defined under the 1933 Act.

The financial intermediary through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution fees discussed above. In this context, “financial intermediaries” include any broker, dealer, bank (including bank trust departments), insurance company separate account, transfer agent, registered investment adviser, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with Invesco Distributors or one or more of its corporate affiliates (collectively, the Invesco Distributors Affiliates). In addition to those payments, Invesco Distributors Affiliates may make additional cash payments to financial intermediaries in connection with the promotion and sale of shares of the Invesco Funds. Invesco Distributors Affiliates make these payments from their own resources, from Invesco Distributors’ retention of underwriting concessions and from payments to Invesco Distributors under Rule 12b-1 plans. In the case of sub-accounting payments, discussed below, Invesco Distributors Affiliates will be reimbursed directly by the Invesco Funds for such payments. These additional cash payments are described below. The categories described below are not mutually exclusive. The same financial intermediary, or one or more of its affiliates, may receive payments under more than one or all categories. Most financial intermediaries that sell shares of the Invesco Funds receive one or more types of these cash payments. Financial intermediaries negotiate the cash payments to be paid on an individual basis. Where services are provided, the costs of providing the services and the overall package of services provided may vary from one financial intermediary to another. Invesco Distributors Affiliates do not make an independent assessment of the cost of providing such services.

Certain financial intermediaries listed below received one or more types of the following payments during the prior calendar year. This list is not necessarily current and will change over time. Certain arrangements are still being negotiated, and there is a possibility that payments will be made retroactively to financial intermediaries not listed below. Accordingly, please contact your financial intermediary to determine whether they currently may be receiving such payments and to obtain further information regarding any such payments.

Financial Support Payments. Invesco Distributors Affiliates make financial support payments as incentives to certain financial intermediaries to promote and sell shares of Invesco Funds. The benefits Invesco Distributors Affiliates receive when they make these payments include, among other things, placing Invesco Funds on the financial intermediary’s funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or to the financial intermediary’s management. Financial support payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including Invesco Funds in its Fund sales system (on its sales shelf). Invesco Distributors Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary. In addition, payments typically apply only to retail sales, and may not apply to other types of sales or assets (such as sales to Retirement and Benefit Plans, qualified tuition programs, or fee based adviser programs – some of which may generate certain other payments described below).

The financial support payments Invesco Distributors Affiliates make may be calculated on sales of shares of Invesco Funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all such shares sold by the financial intermediary during the particular period. Such payments also may be calculated on the average daily net assets of the shares of Invesco Funds attributable to that particular financial intermediary (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of Invesco Funds and Asset-Based Payments primarily create incentives to retain previously sold shares of Invesco Funds in investor accounts. Invesco Distributors Affiliates may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.

Sub-Accounting and Networking Support Payments. The Transfer Agent, an Invesco Distributors Affiliate, acts as the transfer agent for the Invesco Funds, registering the transfer, issuance and redemption of Invesco Fund shares, and disbursing dividends and other distributions to Invesco Funds shareholders. However, many Invesco Fund shares are owned or held by financial intermediaries, as that term is defined above, for the benefit of their customers. In those cases, the Invesco Funds often do not maintain an account for the shareholder. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediary. In these situations, Invesco Distributors Affiliates may make payments to financial intermediaries that sell Invesco Fund shares for certain transfer agency services, including record keeping and sub-accounting shareholder accounts. Payments for these services typically do not exceed 0.25% (for Class T shares) of average annual assets of such share classes or $19 per annum per shareholder account (for Class T shares). Invesco Distributors Affiliates also may make payments to certain financial intermediaries that sell Invesco Fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that Invesco Distributors Affiliates may make under this category include, among others, payment of networking fees of up to $10 per shareholder account maintained on certain mutual fund trading systems.

All fees payable by Invesco Distributors Affiliates pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement are charged back to the Invesco Funds, subject to certain limitations approved by the Board of the Trust.

Other Cash Payments. From time to time, Invesco Distributors Affiliates, at their expense and out of their own resources, may provide additional compensation to financial intermediaries which sell or arrange for the sale of shares of a Fund. Such compensation provided by Invesco Distributors Affiliates may include payment of ticket charges per purchase or exchange order placed by a financial intermediary, one-time payments for ancillary services such as setting up funds on a financial intermediary’s mutual fund trading systems, financial assistance to financial intermediaries that enable Invesco Distributors Affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the Financial Industry Regulatory Authority (FINRA) (formerly, NASD, Inc.). Invesco Distributors Affiliates make payments for entertainment events they deem appropriate, subject to Invesco Distributors Affiliates guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.

Invesco Distributors Affiliates are motivated to make the payments described above because they promote the sale of Invesco Fund shares and the retention of those investments by clients of financial intermediaries. To the extent financial intermediaries sell more shares of Invesco Funds or retain shares of Invesco Funds in their clients’ accounts, Invesco Distributors Affiliates benefit from the incremental management and other fees paid to Invesco Distributors Affiliates by the Invesco Funds with respect to those assets.

In certain cases these payments could be significant to the financial intermediary. Your financial intermediary may charge you additional fees or commissions other than those disclosed in the prospectus. You can ask your financial intermediary about any payments it receives from Invesco Distributors Affiliates or the Invesco Funds, as well as about fees and/or commissions it charges. You should consult disclosures made by your financial intermediary at the time of purchase.

Certain Financial Intermediaries that Receive One or More Types of Payments

1st Global Capital Corporation

1st Partners, Inc.

401k Exchange, Inc.

401k Producer Services

ADP Broker Dealer, Inc.

Advantage Capital Corporation

Advest Inc.

AIG Capital Services, Inc.

Alliance Benefit Group

Allianz Life

Allstate

American Enterprise Investment

American General

American Portfolios Financial Services Inc.

American Skandia Life Assurance Corporation

American United Life Insurance Company

Ameriprise Financial Services Inc.

Ameritas Life Insurance Corp

Ameritrade

APEX Clearing Corporation

Ascensus

Associated Securities Corporation

AXA

Baden Retirement Plan Services

Bank of America

Bank of New York Mellon

Bank of Oklahoma

Barclays Capital Inc.

BB&T Capital Markets

BCG Securities

BC Ziegler

Benefit Plans Administrators

Benefit Trust Company

BMO Harris Bank NA

BNP Paribas

BOSC, Inc.

Branch Banking & Trust Company

Brinker Capital

Brown Brothers Harriman & Co.

Buck Kwasha Securities LLC

Cadaret Grant & Company, Inc.

Cambridge Investment Research, Inc.

Cantella & Co., Inc.

Cantor Fitzgerald & Co.

Capital One Investment Services LLC

Centennial Bank

Center for Due Diligence

Cetera

Charles Schwab & Company, Inc.

Chase

Citi Smith Barney

Citibank NA

Citigroup Global Markets Inc.

City National Bank

Comerica Bank

Commerce Bank

Commonwealth Financial Network LPL

Community National Bank

Compass

Compusys / ERISA Group Inc

Contemporary Financial Solutions, Inc.

CPI Qualified Plan Consultants, Inc.

Credit Suisse Securities

Crowell Weedon & Co.

CUSO Financial Services, Inc.

CUNA Mutual Life

D.A. Davidson & Company

Daily Access Corporation

Delaware Life Insurance Company

Deutsche Bank

Digital Retirement Solutions, Inc.

Diversified Investment Advisors

Dorsey & Company Inc.

Dyatech Corporation

Edward Jones & Co.

Envestnet

Equitable Life Insurance Company

Equity Services, Inc.

Erisa Administrative Services

Expertplan

Fidelity

Fifth Third

Financial Data Services Inc.

Financial Planning Association

Financial Services Corporation

First Clearing Corp.

First Command Financial Planning, Inc.

First Financial Equity Corp.

First Southwest Company

Forethought Life Insurance Company

Frost

FSC Securities Corporation

FTB Advisors

Fund Services Advisors, Inc.

Gardner Michael Capital, Inc.

GE

Genworth

Glenbrook Life and Annuity Company

Goldman, Sachs & Co.

Great West Life

Guaranty Bank & Trust

Guardian

GunnAllen Financial

GWFS Equities, Inc.

H.D. Vest

Hantz Financial Services Inc

Hare and Company

Hartford

Hewitt

Hightower Securities, LLC

Hornor, Townsend & Kent, Inc.

Huntington

ICMA Retirement Corporation

Institutional Cash Distributors

Intersecurities, Inc.

INVEST Financial Corporation, Inc.

Investacorp, Inc.

Investment Centers of America, Inc.

J.M. Lummis Securities

Jackson National Life

Jefferson National Life Insurance Company

Jefferson Pilot Securities Corporation

John Hancock

JP Morgan

Kanaly Trust Company

Kaufmann and Global Associates

Kemper

Key Bank

LaSalle Bank, N.A.

Lincoln

Loop Capital Markets, LLC

LPL Financial

M & T Securities, Inc.

M M L Investors Services, Inc.

M&T Bank

Marshall & Ilsley Trust Co., N.A.

Mass Mutual

Matrix

Mellon

Mercer

Merrill Lynch

Metlife

Meyer Financial Group, Inc.

Mid Atlantic Capital Corporation

Minnesota Life Insurance Co.

Money Concepts

Morgan Keegan & Company, Inc.

Morgan Stanley

Morningstar Inc

MSCS Financial Services, LLC

Municipal Capital Markets Group, Inc.

Mutual Service Corporation

Mutual Services, Inc.

N F P Securities, Inc.

NatCity Investments, Inc.

National Financial Services

National Planning

National Retirement Partners Inc.

Nationwide

New York Life

Newport Retirement Plan Services, Inc.

Next Financial Group, Inc.

NFP Securities Inc.

Northeast Securities, Inc.

Northern Trust

Northwestern Mutual Investment Services

NRP Financial

Ohio National

OnBrands24 Inc

OneAmerica Financial Partners Inc.

Oppenheimer

Pen-Cal Administrators

Penn Mutual Life

Penson Financial Services

Pershing LLC

PFS Investments, Inc.

Phoenix

Piper Jaffray

PJ Robb

Plains Capital Bank

Plan Administrators

Plan Member Services Corporation

Planco

PNC

Primerica Shareholder Services, Inc.

Princeton Retirement Group, Inc.

Principal

Princor Financial Services Corporation

Proequities, Inc.

Pruco Securities LLC

Prudential

Qualified Benefits Consultants, Inc.

R B C Dain Rauscher, Inc.

Randall & Hurley, Inc.

Raymond James

RBC Wealth Management

Reliance Trust Company

Ridge Clearing

Riversource (Ameriprise)

Robert W. Baird & Co.

Ross Sinclair & Associates LLC

Royal Alliance Associates

RSBCO

S I I Investments, Inc.

SagePoint Financial, Inc.

Salomon Smith Barney

Sanders Morris Harris

SCF Securities, Inc.

Securian Financial Services, Inc.

Securities America, Inc.

Security Benefit

Security Distributors, Inc.

Security Financial Resources, Inc.

Sentra Securities

Signator Investors, Inc.

Silverton Capital, Corp.

Simmons First Investment Group, Inc.

Smith Barney Inc.

Smith Hayes Financial Services

Southwest Securities

Sovereign Bank

Spelman & Company

Standard Insurance Company

State Farm

State Street Bank & Trust Company

Sterne Agee Financial Services, Inc.

Stifel Nicolaus & Company

Summit

Sun Life

SunAmerica Securities, Inc.

SunGard

SunTrust

SWS Financial Services, Inc.

Symetra Investment Services Inc.

T Rowe Price

TD Ameritrade

Teacher Insurance and Annuity Association of America

TFS Securities, Inc.

The (Wilson) William Financial Group

The Bank of New York

The Huntington Investment Company

The Retirement Plan Company LLC

The Vanguard Group

Transamerica

Trautmann Maher & Associates, Inc.

Treasury Curve

Treasury Strategies

Triad Advisors Inc

Trust Management Network, LLC

U.S. Bancorp

UBS Financial Services Inc.

UMB Financial Services, Inc.

Unified Fund Services, Inc.

Union Bank

Union Central Life Insurance Company

United Planners Financial

United States Life Insurance Company

UPromise Investment Advisors LLC

UBS Financial Services, Inc.

USI Securities, Inc.

UVEST

V S R Financial Services, Inc.

VALIC

Vanguard

Vining Sparks IBG, LP

VLP Corporate Services LLC

VOYA

VRSCO – American General Distributors

Wachovia

Waddell & Reed, Inc.

Wadsworth Investment Co., Inc.

Wall Street Financial Group, Inc.

Waterstone Financial Group, Inc.

Wells Fargo

Wilmington Trust Retirement and Institutional Services Company

Woodbury Financial Services, Inc.

Xerox HR Solutions LLC

Zions Bank

Zurich American Life Insurance Company

Redemptions

General. Shares of the Invesco Funds may be redeemed through any dealer who has entered into an agreement with Invesco Distributors. In addition to the Funds’ obligation to redeem shares, Invesco Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with Invesco Distributors must phone orders to the order desk of the Funds at (800) 959-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value per share of the applicable class of the Invesco Fund next determined after the repurchase order is received in good order. Such an arrangement is subject to timely receipt by the Transfer Agent, of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by a Fund or by Invesco Distributors when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction.

Before the initial purchase of shares of Class T, an investor must submit a completed account application through its financial intermediary. An investor may change information in his account application by submitting written changes or a new account application to his intermediary or to the Funds’ transfer agent.

Purchase and redemption orders must be received in good order. To be in good order, the investor, through his financial intermediary, must give the Funds’ transfer agent all required information and documentation. Additionally, purchase payment must be made in federal funds. If the intermediary fails to deliver the investor’s payment on the required settlement date, the intermediary must reimburse the Funds for any overdraft charges incurred.

The Funds’ transfer agent and Invesco Distributors may authorize agents to accept redemption orders that are in good order on behalf of the Funds. In certain cases, these authorized agents are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund’s behalf. A Fund will be deemed to have received the purchase or redemption order when the Fund’s authorized agent or its designee accepts the order. The order will be priced at the net asset value next determined after the order is accepted by the Fund’s authorized agent or its designee.

A financial intermediary may submit a written request to the Funds’ transfer agent for correction of transactions involving Fund shares. If the Funds’ transfer agent agrees to correct a transaction, and the correction requires a dividend adjustment, the financial intermediary must agree in writing to reimburse the Funds for any resulting loss.

Payment for redeemed institutional shares is normally made by Federal Reserve wire to the bank account designated in the investor’s account application, while payment for redeemed retail shares is normally made by check, but may be sent by Federal Reserve wire at the investor’s request. Any changes to wire instructions must be submitted to the Funds’ transfer agent in writing. The Funds’ transfer agent may request additional documentation.

The Funds’ transfer agent may request that an intermediary maintain separate master accounts in the Funds for shares held by the intermediary (a) for its own account, for the account of other institutions and for accounts for which the intermediary acts as a fiduciary; and (b) for accounts for which the intermediary acts in some other capacity. An intermediary may aggregate its master accounts and sub-accounts to satisfy the minimum investment requirement.

With regard to Money Market Funds that do not qualify as Government Money Market Funds, if a Fund’s weekly liquid assets fall below 30% of its total assets, the Board, in its discretion, may impose liquidity fees of up to 2% of the value of the shares redeemed and/or gates on redemptions. In addition, if a Fund’s weekly liquid assets fall below 10% of its total assets at the end of any business day, the Fund must impose a 1% liquidity fee on shareholder redemptions unless the Board determines that not doing so is in the best interests of the Fund. These liquidity fee and gate powers described above will be available to the Board on October 14, 2016.

The Board may, in its discretion, terminate a liquidity fee or redemption gate at any time if it believes such action to be in the best interest of the Fund and its shareholders. Also, liquidity fees and redemption gates will automatically terminate at the beginning of the next business day once a Fund’s weekly liquid assets reach at least 30% of its total assets. Redemption gates may only last up to 10 business days in any 90-day period. When a fee or a gate is in place, the Fund may elect not to permit the purchase of shares or to subject the purchase of shares to certain conditions, which may include affirmation of the purchaser’s knowledge that a fee or a gate is in effect.

The Board may, in its discretion, permanently suspend redemptions and liquidate if, among other things, a Money Market Fund, at the end of a business day, has less than 10% of its total assets invested in weekly liquid assets. The Board of the Retail and Government Money Market Funds may suspend redemptions and liquidate if the Board determines that the deviation between its amortized cost price per share and its market-based NAV per share may result in material dilution or other unfair results to investors or existing shareholders.

Systematic Redemption Plan. A Systematic Redemption Plan permits a shareholder of an Invesco Fund to withdraw on a regular basis at least $50 per withdrawal. At the time the withdrawal plan is established, the total account value must be $5,000 or more. Under a Systematic Redemption Plan, all shares are to be held by the Transfer Agent. To provide funds for payments made under the Systematic Redemption Plan, the Transfer Agent redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.

Payments under a Systematic Redemption Plan constitute taxable events. Because such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Also because sales charges are imposed on additional purchases of Class T shares, it is disadvantageous to effect such purchases while a Systematic Redemption Plan is in effect.

Each Invesco Fund bears its share of the cost of operating the Systematic Redemption Plan.

General Information Regarding Purchases, Exchanges and Redemptions

Good Order. Purchase, exchange and redemption orders must be received in good order in accordance with the Transfer Agent’s policies and procedures and U.S. regulations. The Transfer Agent reserves the right to refuse transactions. Transactions not in good order will not be processed and once brought into good order, will receive the current price. To be in good order, a financial intermediary must supply the Transfer Agent with all required information and documentation, including signature guarantees when required.

Authorized Agents. The Transfer Agent and Invesco Distributors may authorize agents to accept purchase and redemption orders that are in good order on behalf of the Invesco Funds. In certain cases, these authorized agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received the purchase or redemption order when the Fund’s authorized agent or its designee accepts the order. The order will be priced at the net asset value next determined after the order is accepted by the Fund’s authorized agent or its designee.

Signature Guarantees. In addition to those circumstances listed in the “Shareholder Information” section of the Fund’s prospectus, signature guarantees are required in the following situations: (1) requests to transfer the registration of shares to another owner; (2) telephone exchange and telephone redemption authorization forms; (3) changes in previously designated wiring or electronic funds transfer instructions; (4) written redemptions or exchanges of shares held in certificate form previously reported to Invesco as lost, whether or not the redemption amount is under $250,000 or the proceeds are to be sent to the address of record; and (5) requests to redeem accounts where the proceeds are over $250,000 or the proceeds are to be sent to an address or a bank other than the address or bank of record. Invesco Funds may waive or modify any signature guarantee requirements at any time.

Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an “eligible guarantor institution” as that term is defined in rules adopted by the SEC, and further provided that such guarantor institution is listed in one of the reference guides contained in the Transfer Agent’s current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. Notary public signatures are not an acceptable replacement for a signature guarantee. The Transfer Agent will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the total transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an “eligible guarantor institution” and to determine how to fulfill a signature guarantee requirement, an investor should contact the Client Services Department of the Transfer Agent.

Abandoned Property. It is the responsibility of the investor to ensure that the Transfer Agent maintains a correct address for his account(s). An incorrect address may cause an investor’s account statements and other mailings to be returned to the Transfer Agent. Upon receiving returned mail, the Transfer Agent will attempt to locate the investor or rightful owner of the account. If the Transfer Agent is unable to locate the investor, then it will determine whether the investor’s account has legally been abandoned. The Transfer Agent is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction.

Retirement and Benefit Plans Sponsored by Invesco Distributors. Invesco Distributors acts as the prototype sponsor for certain types of Retirement and Benefit Plan documents. These Retirement and Benefit Plan documents are generally available to anyone wishing to invest Retirement and Benefit Plan assets in the Funds. These documents are provided subject to terms, conditions and fees that vary by plan type. Contact your financial intermediary for details.

Miscellaneous Fees. In certain circumstances, the intermediary maintaining the shareholder account through which your Fund shares are held may assess various fees related to the maintenance of that account, such as:

•	an annual custodial fee on accounts where Invesco Distributors acts as the prototype sponsor;

•	expedited mailing fees in response to overnight redemption requests; and

•	copying and mailing charges in response to requests for duplicate statements.

Please consult with your intermediary for further details concerning any applicable fees.

Offering Price

The following formula may be used to determine the public offering price per Class T share of an investor’s investment:

Net Asset Value / (1 – Sales Charge as % of Offering Price) = Offering Price. For example, at the close of business on April 28, 2017, Invesco American Franchise Fund – Class A shares had a net asset value per share of $18.65. The offering price, assuming an initial sales charge of 5.50%, therefore was $19.74.

Calculation of Net Asset Value

Each Invesco Fund determines its net asset value per share once daily as of the close of the customary trading session of the NYSE on each business day of the Invesco Fund. In the event the NYSE closes early on a particular day, each Invesco Fund determines its net asset value per share as of the close of the NYSE on such day. The Invesco Funds determine net asset value per share by dividing the value of an Invesco Fund’s securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of an Invesco Fund’s net asset value per share is made in accordance with generally accepted accounting principles. Generally, the portfolio securities for non-money market funds are recorded in the NAV no later than trade date plus one, except on fiscal quarter ends, such securities are recorded on trade date. For money market funds, portfolio securities are recorded in the NAV on trade date, as described below. Under normal circumstances, market valuation and fair valuation, as described below, are not used to determine share price for money market funds because shares of money market funds are valued at amortized cost, as described below.

With respect to non-money market funds, the net asset value for shareholder transactions may be different than the net asset value reported in the Invesco Fund’s financial statement due to adjustments required by generally accepted accounting principles made to the net asset value of the Invesco Fund at period end.

Calculation of Net Asset Value (Invesco Government Money Market Fund and Invesco Tax-Exempt Cash Fund)

The Board has established procedures, in accordance with Rule 2a-7 under the 1940 Act, designed to stabilize each Fund’s net asset value per share at $1.00, to the extent reasonably possible. Such procedures include review of portfolio holdings by the Trustees at such interval as they may deem appropriate. The reviews are used to determine whether net asset value, calculated by using available market quotations, deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to investors or existing shareholders. In the event the trustees determine that a material deviation exists, they intend to take such corrective action as they deem necessary and appropriate. Such actions may include selling portfolio securities prior to maturity in order to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, redeeming shares in kind, or establishing a net asset value per share by using available market quotations. When available market quotations are used to establish the market-based net asset value, the net asset value could possibly be more or less than $1.00 per share. The Funds intend to comply with any amendments made to Rule 2a-7 promulgated under the 1940 Act which may require corresponding changes in the Funds’ procedures which are designed to stabilize each Fund’s price per share at $1.00.

Under the amortized cost method, each investment is valued at its cost and thereafter any discount or premium is amortized on a constant basis to maturity. Although this method provides certainty of valuation, it may result in periods in which the amortized cost value of the Funds’ investments is high or lower than the price that would be received if the investments were sold.

Futures contracts may be valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. A security listed or traded on an exchange (excluding convertible bonds) held by an Invesco Fund is valued at its last sales price or official closing price on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Each equity security traded in the over-the-counter market is valued on the basis of prices furnished by independent pricing services vendors or market makers. Debt securities (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing vendor. Evaluated quotes provided by the pricing vendor may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations the mean between the last bid and ask prices. Senior secured floating rate loans, corporate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data. Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share.

Generally, trading in corporate bonds, U.S. Government securities and money market instruments is substantially completed each day prior to the close of the customary trading session of the NYSE. The values of such securities used in computing the net asset value of an Invesco Fund’s shares are determined at such times. Occasionally, events affecting the values of such securities may occur between the times at which such values are determined and the close of the customary trading session of the NYSE. If the Adviser believes a development/event has actually caused a closing price to no longer reflect current market value, the closing price may be adjusted to reflect the fair value of the affected security as of the close of the NYSE as determined in good faith using procedures approved by the Board.

Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Invesco Fund may fair value the security. If an issuer specific event has occurred that the Adviser determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value in good faith using procedures approved by the Board. Adjustments to closing prices to reflect fair value may also be based on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where the Adviser believes, at the approved degree of certainty, that the price is not reflective of current market value, the Adviser will use the indication of fair value from the pricing vendor to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Multiple factors may be considered by the pricing vendor in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts, domestic and foreign index futures, and exchange-traded funds.

Invesco Fund securities primarily traded in foreign markets may be traded in such markets on days that are not business days of the Invesco Fund. Because the net asset value per share of each Invesco Fund is determined only on business days of the Invesco Fund, the value of the portfolio securities of an Invesco Fund that invests in foreign securities may change on days when an investor cannot exchange or redeem shares of the Invesco Fund.

Securities for which market quotations are not available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers in accordance with procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Redemptions in Kind

Although the Invesco Funds generally intends to pay redemption proceeds solely in cash, the Invesco Funds reserves the right to determine, in its sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind). For instance, an Invesco Fund may make a redemption in kind if a cash redemption would disrupt its operations or performance. Securities that will be delivered as payment in redemptions in kind will be valued using the same methodologies that the Fund typically utilizes in valuing such securities. Shareholders receiving such securities are likely to incur transaction and brokerage costs on their subsequent sales of such securities, and the securities may increase or decrease in value until the shareholder sells them. The Trust, on behalf of the Invesco Funds, made an election under Rule 18f-1 under the 1940 Act (a Rule 18f-1 Election) and therefore, the Trust, on behalf of an Invesco Fund, is obligated to redeem for cash all shares presented to such Invesco Fund for redemption by any one shareholder in an amount up to the lesser of $250,000 or 1% of that Invesco Fund’s net assets in any 90-day period. The Rule 18f-1 Election is irrevocable while Rule 18f-1 under the 1940 Act is in effect unless the SEC by order permits withdrawal of such Rule 18f-1 Election.

Backup Withholding

Accounts submitted without a correct, certified taxpayer identification number (TIN) or, alternatively, a correctly completed and currently effective IRS Form W-8 (for non-resident aliens) or Form W-9 (for U.S. persons including resident aliens) accompanying the registration information generally will be subject to backup withholding.

Each Invesco Fund, and other payers, generally must withhold 28% of reportable dividends (whether paid in cash or reinvested in additional Invesco Fund shares), including exempt-interest dividends, in the case of any shareholder who fails to provide the Invesco Funds with a TIN and a certification that he is not subject to backup withholding.

An investor is subject to backup withholding if:

1.	the investor fails to furnish a correct TIN to the Invesco Fund;

2.	the IRS notifies the Invesco Fund that the investor furnished an incorrect TIN;

3.	the investor or the Invesco Fund is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor’s tax return (for reportable interest and dividends only);

4.	the investor fails to certify to the Invesco Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only); or

5.	the investor does not certify his TIN. This applies only to non-exempt mutual fund accounts opened after 1983.

Interest and dividend payments are subject to backup withholding in all five situations discussed above. Redemption proceeds are subject to backup withholding only if (1), (2) or (5) above applies.

Certain payees and payments are exempt from backup withholding and information reporting. Invesco or the Transfer Agent will not provide Form 1099 to those payees.

Investors should contact the IRS if they have any questions concerning withholding.

IRS Penalties. Investors who do not supply the Invesco Fund with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

Nonresident Aliens. Nonresident alien individuals and foreign entities with a valid Form W-8 are not subject to the backup withholding previously discussed. The Form W-8 generally remains in effect for a period starting on the date the Form is signed and ending on the last day of the third succeeding calendar year. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and other distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption. Nonresident alien individuals and some foreign entities failing to provide a valid Form W-8 may be subject to backup withholding and Form 1099 reporting.

APPENDIX M

AMOUNTS PAID TO INVESCO DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTIONS PLAN

A list of amounts paid by each class of shares to Invesco Distributors pursuant to the Plans for the fiscal year ended August 31, 2016*:

Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares
Invesco American Franchise Fund	$20,391,831	$343,400	$3,701,048	$149,437
Invesco California Tax-Free Income Fund	814,629	35,691	301,119	N/A
Invesco Equally-Weighted S&P 500 Fund	4,599,255	71,628	7,864,626	489,615
Invesco Equity and Income Fund	24,303,394	2,164,900	15,965,127	1,084,559
Invesco Growth and Income Fund	10,283,240	102,508	2,861,613	614,952
Invesco Pennsylvania Tax Free Income Fund	286,227	2,968	101,615	N/A
Invesco S&P 500 Index Fund	1,427,612	42,993	1,933,676	N/A
Invesco Small Cap Discovery Fund	1,161,772	14,598	513,261	N/A

For the fiscal year ended August 31, 2016, there were unreimbursed distribution-related expenses with respect to the following Funds:

Fund	Class B Shares	Class C Shares
Invesco American Franchise Fund	$0	$2,311,481
Invesco California Tax-Free Income Fund	116	44,956
Invesco Equally-Weighted S&P 500 Fund	41,907,718	(96,288)
Invesco Equity and Income Fund	3,557,751	196,007
Invesco Growth and Income Fund	0	14,854
Invesco Pennsylvania Tax Free Income Fund	0	7,153
Invesco S&P 500 Index Fund	20,269,622	0
Invesco Small Cap Discovery Fund	0	0

*	As of the date of this SAI, Class T shares had not commenced operations.

M-1

APPENDIX N

ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS*

An estimate by category of the allocation of actual fees paid by Class A shares of the Funds during the fiscal year ended August 31, 2016 follows:

	Advertising	Printing & Mailing	Seminars	Underwriters Compensation	Dealers Compensation	Travel Relating to Marketing	Personnel
Invesco American Franchise Fund	$0	$0	$0	$0	$20,391,831	$0	$0
Invesco California Tax-Free Income Fund	0	0	0	0	814,629	0	0
Invesco Equally-Weighted S&P 500 Fund	0	0	0	0	4,599,255	0	0
Invesco Equity and Income Fund	0	0	0	0	24,303,394	0	0
Invesco Growth and Income Fund	0	0	0	0	10,283,240	0	0
Invesco Pennsylvania Tax Free Income Fund	0	0	0	0	286,227	0	0
Invesco S&P 500 Index Fund	0	0	0	0	1,427,612	0	0
Invesco Small Cap Discovery Fund	0	0	0	0	1,161,772	0	0

An estimate by category of the allocation of actual fees paid by Class B shares of the Funds during the fiscal year ended August 31, 2016 follows:

	Advertising	Printing & Mailing	Seminars	Underwriters Compensation	Dealers Compensation	Travel Relating to Marketing	Personnel
Invesco American Franchise Fund	$905	$0	$0	$0	$341,050	$361	$1,084
Invesco California Tax-Free Income Fund	0	0	0	35,081	610	0	0
Invesco Equally-Weighted S&P 500 Fund	0	0	0	53,721	17,907	0	0
Invesco Equity and Income Fund	432	99	97	1,623,675	539,825	193	579
Invesco Growth and Income Fund	0	0	0	0	102,508	0	0
Invesco Pennsylvania Tax Free Income Fund	0	5	0	0	2,963	0	0
Invesco S&P 500 Index Fund	0	259	0	32,245	10,489	0	0
Invesco Small Cap Discovery Fund	0	527	0	0	14,071	0	0

*	As of the date of this SAI, Class T shares had not commenced operations.

N-1

An estimate by category of the allocation of actual fees paid by Class C shares of the Funds during the fiscal year ended August 31, 2016 follows:

	Advertising	Printing & Mailing	Seminars	Underwriters Compensation	Dealers Compensation	Travel Relating to Marketing	Personnel
Invesco American Franchise Fund	$0	$0	$0	$152,618	$3,538,255	$10,175	$0
Invesco California Tax-Free Income Fund	0	15,346	0	30,691	255,082	0	0
Invesco Equally-Weighted S&P 500 Fund	31,330	6,963	10,444	1,869,437	5,640,101	13,925	292,426
Invesco Equity and Income Fund	19,165	0	3,194	907,708	14,904,102	121,376	9,582
Invesco Growth and Income Fund	2,142	628	535	106,078	2,737,356	13,920	954
Invesco Pennsylvania Tax Free Income Fund	72	0	0	3,980	97,025	538	0
Invesco S&P 500 Index Fund	0	0	0	345,744	1,587,932	0	0
Invesco Small Cap Discovery Fund	539	0	0	45,033	461,226	6,464	0

An estimate by category of the allocation of actual fees paid by Class R shares of the Funds during the fiscal year ended August 31, 2016 follows:

	Advertising	Printing & Mailing	Seminars	Underwriters Compensation	Dealers Compensation	Travel Relating to Marketing	Personnel
Invesco American Franchise Fund	$524	$0	$0	$5,941	$140,701	$2,271	$0
Invesco California Tax-Free Income Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Invesco Equally-Weighted S&P 500 Fund	1,280	349	349	21,178	457,848	8,029	582
Invesco Equity and Income Fund	1,743	410	410	29,310	1,040,798	11,273	615
Invesco Growth and Income Fund	762	191	286	14,009	593,986	5,337	381
Invesco Pennsylvania Tax Free Income Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Invesco S&P 500 Index Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Invesco Small Cap Discovery Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A

N-2

APPENDIX O

TOTAL SALES CHARGES

The following chart reflects the total sales charges paid in connection with the sale of Class A shares of each Fund and the amount retained by Invesco Distributors for the last three fiscal years ended August 31*:

	2016		2015		2014
	Sales Charges	Amount Retained	Sales Charges	Amount Retained	Sales Charges	Sales Charges
Invesco American Franchise Fund	$3,877,453	$498,079	$4,247,493	$557,686	$4,252,496	$562,386
Invesco California Tax-Free Income Fund	885,806	73,502	562,068	$42,843	312,328	11,037
Invesco Equally-Weighted S&P 500 Fund	5,048,903	603,043	6,198,001	730,433	3,430,774	400,149
Invesco Equity and Income Fund	25,229,744	2,844,545	30,400,561	3,564,054	27,271,968	3,195,030
Invesco Growth and Income Fund	3,636,436	435,001	4,661,160	577,696	4,302,292	531,531
Invesco Pennsylvania Tax Free Income Fund	216,443	16,484	170,227	10,888	65,224	6,387
Invesco S&P 500 Index Fund	722,507	98,894	748,769	92,086	419,226	54,556
Invesco Small Cap Discovery Fund	712,002	87,801	934,116	113,848	1,121,769	142,155

*	As of the date of this SAI, Class T shares had not commenced operations.

The following chart reflects the contingent deferred sales charges paid by Class A, Class B and Class C shareholders and retained by Invesco Distributors for the last three fiscal years ended August 31:

	2016	2015	2014
Invesco American Franchise Fund	$25,530	$47,388	$123,764
Invesco California Tax-Free Income Fund	13,930	4,947	10,942
Invesco Equally-Weighted S&P 500 Fund	286,429	107,552	32,766
Invesco Equity and Income Fund	195,965	160,072	230,282
Invesco Growth and Income Fund	29,455	21,814	38,680
Invesco Pennsylvania Tax Free Income Fund	6,576	878	1,087
Invesco S&P 500 Index Fund	35,419	19,094	15,343
Invesco Small Cap Discovery Fund	8,518	3,863	10,353

O-1

PART C

OTHER INFORMATION

Item 28.		Exhibits

a	–	Fourth Amended and Restated Agreement and Declaration of Trust of Registrant dated April 11, 2017.(50)

b	–	Second Amended and Restated Bylaws of Registrant, adopted effective October 26, 2016.(45)

c	–	Articles II, VI, VII, VIII and IX of the Fourth Amended and Restated Agreement and Declaration of Trust and Articles IV, V and VI of the Second Amended and Restated Bylaws define rights of holders of shares.

d (1)	–	(a) Master Investment Advisory Agreement, dated November 25, 2003, between Registrant and A I M Advisors, Inc.(6)

	–	(b) Amendment No. 1, dated October 15, 2004, to the Master Investment Advisory Agreement between the Registrant and A I M Advisors, Inc.(7)

	–	(c) Amendment No. 2, dated March 31, 2006, to the Master Investment Advisory Agreement between the Registrant and A I M Advisors, Inc.(14)

	–	(d) Amendment No. 3, dated April 14, 2006, to the Master Investment Advisory Agreement between the Registrant and A I M Advisors, Inc.(15)

	–	(e) Amendment No. 4, dated March 9, 2007, to the Master Investment Advisory Agreement between the Registrant and A I M Advisors, Inc.(19)

	–	(f) Amendment No. 5, dated April 23, 2007, to the Master Investment Advisory Agreement between the Registrant and A I M Advisors, Inc.(19)

	–	(g) Amendment No. 6, dated July 1, 2007, to the Master Investment Advisory Agreement between the Registrant and A I M Advisors, Inc.(19)

	–	(h) Amendment No. 7, dated June 2, 2009, to the Master Investment Advisory Agreement between the Registrant and Invesco Aim Advisors, Inc., formerly A I M Advisors, Inc.(26)

	–	(i) Amendment No. 8, dated January 1, 2010, to the Master Investment Advisory Agreement between the Registrant and Invesco Advisers, Inc., successor by merger to Invesco Aim Advisors, Inc.(28)

	–	(j) Amendment No. 9, dated February 12, 2010, to the Master Investment Advisory Agreement between the Registrant and Invesco Advisers, Inc., successor by merger to Invesco Aim Advisors, Inc.(29)

	–	(k) Amendment No. 10, dated April 30, 2010, to the Master Investment Advisory Agreement between the Registrant and Invesco Advisers, Inc., successor by merger to Invesco Aim Advisors, Inc.(29)

	–	(l) Amendment No. 11, dated October 29, 2010, to the Master Investment Advisory Agreement between the Registrant and Invesco Advisers, Inc., successor by merger to Invesco Aim Advisors, Inc.(35)

	–	(m) Amendment No. 12, dated May 23, 2011, to the Master Investment Advisory Agreement between the Registrant and Invesco Advisers, Inc., successor by merger to Invesco Aim Advisors, Inc.(35)

	–	(n) Amendment No. 13, dated December 1, 2011, to the Master Investment Advisory Agreement between the Registrant and Invesco Advisers, Inc., successor by merger to Invesco Aim Advisors, Inc.(38)

	–	(o) Amendment No. 14, dated September 24, 2012, to the Master Investment Advisory Agreement between the Registrant and Invesco Advisers, Inc., successor by merger to Invesco Aim Advisors, Inc. (38)

	–	(p) Amendment No. 15, dated July 31, 2013, to the Master Investment Advisory Agreement between the Registrant and Invesco Advisers, Inc., successor by merger to Invesco Aim Advisors, Inc.(39)

	–	(q) Amendment No. 16, dated April 22, 2014, to the Master Investment Advisory Agreement between the Registrant and Invesco Advisers, Inc., successor by merger to Invesco Aim Advisors, Inc.(42)

	–	(r) Amendment No. 17, dated July 1, 2015, to the Master Investment Advisory Agreement between the Registrant and Invesco Advisers, Inc.(43)

	–	(s) Amendment No. 18, dated September 30, 2015, to the Master Investment Advisory Agreement between the Registrant and Invesco Advisers, Inc.(44)

(2)	–	(a) Master Intergroup Sub-Advisory Contract for Mutual Funds, dated May 1, 2008, between Invesco Aim Advisors, Inc. on behalf of Registrant, and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and AIM Funds Management Inc. (now known as Invesco Trimark Ltd.)(22)

	–	(b) Amendment No. 1 to Master Intergroup Sub-Advisory Contract for Mutual Funds, dated June 2, 2009, between Invesco Aim Advisors, Inc., on behalf of Registrant, and Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (28)

	–	(c) Amendment No. 2 to Master Intergroup Sub-Advisory Contract for Mutual Funds, dated January 1, 2010, between Invesco Advisers, Inc., successor by merger to Invesco Aim Advisers, Inc., on behalf of Registrant, and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd.(28)

	–	(d)Amendment No. 3 to Master Intergroup Sub-Advisory Contract for Mutual Funds, dated February 12, 2010, between Invesco Advisers, Inc., on behalf of Registrant, and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco

Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (29)

	–	(e) Amendment No. 4 to Master Intergroup Sub-Advisory Contract for Mutual Funds, dated April 30, 2010, between Invesco Advisers, Inc., on behalf of Registrant, and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (29)

	–	(f) Amendment No. 5 to Master Intergroup Sub-Advisory Contract for Mutual Funds, dated October 29, 2010, between Invesco Advisers, Inc., on behalf of Registrant, and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (35)

	–	(g) Amendment No. 6 to Master Intergroup Sub-Advisory Contract for Mutual Funds, dated December 1, 2011, between Invesco Advisers, Inc., on behalf of Registrant, and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (36)

	–	(h) Amendment No. 7 to Master Intergroup Sub-Advisory Contract for Mutual Funds, dated September 24, 2012, between Invesco Advisers, Inc., on behalf of the Registrant, and each of Invesco Canada Ltd., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited and Invesco Senior Secured Management, Inc. (38)

	–	(i) Amendment No. 8 to Master Intergroup Sub-Advisory Contract for Mutual Funds, dated July 31, 2013, between Invesco Advisers, Inc., on behalf of the Registrant, and each of Invesco Canada Ltd., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited and Invesco Senior Secured Management, Inc.(39)

	–	(j) Amendment No. 9 to Master Intergroup Sub-Advisory Contract for Mutual Funds, dated April 22, 2014, between Invesco Advisers, Inc., on behalf of the Registrant, and each of Invesco Canada Ltd., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited and Invesco Senior Secured Management, Inc.(42)

	–	(k) Termination Agreement dated, January 16, 2015, between Invesco Advisers, Inc., and Australia Limited.(43)

	–	(l) Amendment No. 10 to Master Intergroup Sub-Advisory Contract for Mutual Funds, dated September 30, 2015, between Invesco Advisers, Inc., on behalf of the Registrant, and each of Invesco Canada Ltd., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited and Invesco Senior Secured Management, Inc.(44)

(3)	–	(a) Sub-Advisory Contract – Invesco Advisers, Inc. and Invesco PowerShares Capital Management, LLC dated December 14, 2011.(42)

–	(b) Amendment No. 1, dated July 30, 2012, to the Sub-Advisory Contract – Invesco Advisers, Inc. and Invesco PowerShares Capital Management, LLC dated December 14, 2011.(42)

–	(c) Amendment No. 2, dated September 25, 2012, to the Sub-Advisory Contract – Invesco Advisors, Inc. and Invesco PowerShares Capital Management, LLC dated December 14, 2011.(42)

–	(d) Amendment No. 3, dated February 25, 2013, to the Sub-Advisory Contract – Invesco Advisors, Inc. and Invesco PowerShares Capital Management, LLC dated December 14, 2011.(42)

–	(e) Amendment No. 4, dated December 16, 2013, to the Sub-Advisory Contract – Invesco Advisors, Inc. and Invesco PowerShares Capital Management, LLC dated December 14, 2011.(42)

–	(f) Amendment No. 5, dated April 22, 2014, to the Sub-Advisory Contract – Invesco Advisors, Inc. and Invesco PowerShares Capital Management, LLC dated December 14, 2011.(42)

–	(g) Amendment No. 6, dated June 26, 2014, to the Sub-Advisory Contract – Invesco Advisors, Inc. and Invesco PowerShares Capital Management, LLC dated December 14, 2011.(42)

–	(h) Amendment No. 7, dated October 14, 2014, to the Sub-Advisory Contract – Invesco Advisors, Inc. and Invesco PowerShares Capital Management, LLC dated December 14, 2011.(42)

–	(i) Amendment No. 8, dated September 30, 2015, to the Sub-Advisory Contract – Invesco Advisors, Inc. and Invesco PowerShares Capital Management, LLC dated December 14, 2011.(44)

–	(j) Amendment No. 9, dated December 21, 2015, to the Sub-Advisory Contract – Invesco Advisors, Inc. and Invesco PowerShares Capital Management, LLC dated December 14, 2011.(45)

–	(k) Amendment No. 10 dated June 30, 2016, to the Sub-Advisory Contract – Invesco Advisors, Inc. and Invesco PowerShares Capital Management, LLC dated December 14, 2011.(45)

–	(l) Amendment No. 11, dated July 1, 2016, to the Sub-Advisory Contract – Invesco Advisors, Inc. and Invesco PowerShares Capital Management, LLC dated December 14, 2011.(45)

–	(m) Amendment No. 12, dated July 27, 2016, to the Sub-Advisory Contract – Invesco Advisors, Inc. and Invesco PowerShares Capital Management, LLC dated December 14, 2011.(45)

–	(n) Amendment No. 13, dated October 28, 2016, to the Sub-Advisory Contract – Invesco Advisors, Inc. and Invesco PowerShares Capital Management, LLC dated December 14, 2011.(45)

–	(o) Amendment No. 14, dated February 27, 2017, to the Sub-Advisory Contract – Invesco Advisors, Inc. and Invesco PowerShares Capital Management, LLC dated December 14, 2011.(48)

e (1)	–	(a) Master Distribution Agreement, dated July 1, 2014, between the Registrant and Invesco Distributors, Inc.(42)

	–	(b) Amendment No. 1, dated October 14, 2014, to the Master Distribution Agreement, between the Registrant and Invesco Distributors, Inc.(42)

	–	(c) Amendment No. 2, dated January 30, 2015, to the Master Distribution Agreement between the Registrant and Invesco Distributors, Inc.(43)

	–	(d) Amendment No. 3, dated April 30, 2015, to the Master Distribution Agreement between the Registrant and Invesco Distributors, Inc.(43)

	–	(e) Amendment No. 4, dated June 15, 2015, to the Master Distribution Agreement between the Registrant and Invesco Distributors, Inc.(43)

	–	(f) Amendment No. 5, dated September 30, 2015, to the Master Distribution Agreement between the Registrant and Invesco Distributors, Inc.(44)

	–	(g) Amendment No. 6, dated December 21, 2015, to the Master Distribution Agreement between the Registrant and Invesco Distributors, Inc.(45)

	–	(h) Amendment No. 7, dated February 26, 2016, to the Master Distribution Agreement between the Registrant and Invesco Distributors, Inc.(45)

	–	(i) Amendment No. 8, dated April 29, 2016, to the Master Distribution Agreement between the Registrant and Invesco Distributors, Inc.(45)

	–	(j) Amendment No. 9, dated June 20, 2016, to the Master Distribution Agreement between the Registrant and Invesco Distributors, Inc.(45)

	–	(k) Amendment No. 10, dated June 28, 2016, to the Master Distribution Agreement between the Registrant and Invesco Distributors, Inc.(45)

	–	(l) Amendment No. 11, dated July 1, 2016, to the Master Distribution Agreement between the Registrant and Invesco Distributors, Inc.(45)

	–	(m) Amendment No. 12, dated July 27, 2016, to the Master Distribution Agreement between the Registrant and Invesco Distributors, Inc.(45)

	–	(n) Amendment No. 13, dated October 28, 2016, to the Master Distribution Agreement between the Registrant and Invesco Distributors, Inc.(45)

	–	(o) Amendment No. 14, dated December 1, 2016, to the Master Distribution Agreement between the Registrant and Invesco Distributors, Inc.(45)

	–	(p) Amendment No. 15, dated February 27, 2017, to the Master Distribution Agreement between the Registrant and Invesco Distributors, Inc.(48)

(2)	–	Form of Selected Dealer Agreement between Invesco Aim Distributors, Inc. and selected dealers.(24)

(3)	–	Form of Bank Selling Group Agreement between Invesco Aim Distributors, Inc. and banks.(24)

f (1)	–	Form of Invesco Funds Retirement Plan for Eligible Directors/Trustees, as approved by the Board of Directors/Trustees on December 31, 2013.(42)

(2)	–	(a) Form of Invesco Funds Trustee Deferred Compensation Agreement, as approved by the Board of Directors/Trustees on December 31, 2011.(42)

	–	(b) Form of Amendment to Form of Invesco Funds Trustee Deferred Compensation Agreement.(44)

g	–	Amended and Restated Master Custodian Contract between Registrant and State Street Bank and Trust Company dated June 1, 2010.(31)

h (1)	–	(a) Fourth Amended and Restated Transfer Agency and Service Agreement, dated July 1, 2010, between Registrant and Invesco Investment Services, Inc.(32)

	–	(b) Amendment No. 1, dated March 16, 2011, to the Fourth Amended and Restated Transfer Agency and Service Agreement, dated July 1, 2010, between Registrant and Invesco Investment Services, Inc.(35)

	–	(c) Amendment No. 2, dated July 1, 2011, to the Fourth Amended and Restated Transfer Agency and Service Agreement, dated July 1, 2010, between Registrant and Invesco Investment Services, Inc.(35)

	–	(d) Amendment No. 3, dated September 24, 2012, to the Fourth Amended and Restated Transfer Agency and Service Agreement, dated July 1, 2010, between Registrant and Invesco Investment Services, Inc.(38)

	–	(e) Amendment No. 4, dated January 1, 2014, to the Fourth Amended and Restated Transfer Agency and Service Agreement, dated July 1, 2010, between Registrant and Invesco Investment Services, Inc.(42)

	–	(f) Form of Amendment No. 5, dated [ ], to the Fourth Amended and Restated Transfer Agency and Service Agreement, dated July 1, 2010, between Registrant and Invesco Investment Services, Inc.(50)

(2)	–	(a) Second Amended and Restated Master Administrative Services Agreement, dated July 1, 2006, between Registrant and A I M Advisors, Inc.(15)

	–	(b) Amendment No. 1, dated March 9, 2007, to the Second Amended and Restated Master Administrative Services Agreement.(19)

	–	(c) Amendment No. 2, dated April 23, 2007, to the Second Amended and Restated Master Administrative Services Agreement.(19)

	–	(d) Amendment No. 3, dated June 2, 2009, to the Second Amended and Restated Master Administrative Services Agreement.(26)

	–	(e) Amendment No. 4, dated January 1, 2010, to the Second Amended and Restated Master Administrative Services Agreement.(28)

	–	(f) Amendment No. 5, dated February 12, 2010, to the Second Amended and Restated Master Administrative Services Agreement.(29)

	–	(g) Amendment No. 6, dated April 30, 2010, to the Second Amended and Restated Master Administrative Services Agreement.(29)

	–	(h) Amendment No. 7, dated October 29, 2010, to the Second Amended and Restated Master Administrative Services Agreement.(35)

	–	(i) Amendment No. 8, dated December 1, 2011, to the Second Amended and Restated Master Administrative Services Agreement.(37)

	–	(j) Amendment No. 9, dated July 1, 2012, to the Second Amended and Restated Master Administrative Services Agreement.(37)

	–	(k) Amendment No. 10, dated September 24, 2012, to the Second Amended and Restated Master Administrative Services Agreement. (38)

	–	(l) Amendment No. 11, dated July 31, 2013, to the Second Amended and Restated Master Administrative Services Agreement.(39)

	–	(m) Amendment No. 12, dated April 22, 2014, to the Second Amended and Restated Master Administrative Services Agreement.(42)

	–	(n) Amendment No. 13, dated September 30, 2015, to the Second Amended and Restated Master Administrative Services Agreement.(44)

(3)	–	(a) Memorandum of Agreement, dated April 4, 2017, regarding expense limitations, between Registrant and Invesco Advisers, Inc. (50)

	–	(b) Form of Memorandum of Agreement, dated July 1 2017, regarding expense limitations, between Registrant and Invesco Advisers, Inc. (50)

(4)	–	Memorandum of Agreement, dated December 1, 2016, regarding advisory fee waivers and affiliated money market fund waivers, between Registrant and Invesco Advisers, Inc.(45)

(5)	–	Eighth Amended and Restated Memorandum of Agreement, regarding securities lending, dated July 1, 2014, between Registrant and Invesco Advisers, Inc.(42)

(6)	–	Interfund Lending Agreement, dated December 12, 2016, between Registrant and Invesco Advisers, Inc.(48)

i	–	Opinion and Consent of Stradley Ronon Stevens & Young, LLP.(50)

j	–	Consent of PricewaterhouseCoopers LLP.(50)

k	–	Omitted Financial Statements – Not Applicable.

l (1)	–	(a) Initial Capitalization Agreement of Registrant’s AIM Structured Core Fund, AIM Structured Growth Fund and AIM Structured Value Fund, dated March 29, 2006.(14)

	–	(b) Initial Capitalization Agreement of Registrant’s AIM Select Real Estate Income Fund, dated March 8, 2007.(19)

	–	(c) Initial Capitalization Agreement of Investor Class shares of Registrant’s AIM Structured Core Fund dated December 20, 2007.(19)

	–	(d) Initial Capitalization Agreement of AIM Core Plus Bond Fund dated June 1, 2009.(26)

	–	(e) Initial Capitalization Agreement of Class Y shares of Registrant’s AIM Core Plus Bond Fund, AIM Floating Rate Fund, AIM Multi-Sector Fund, AIM Select Real Estate Income Fund, AIM Structured Core Fund, AIM Structured Growth Fund and AIM Structured Value Fund dated October 2, 2008.(26)

–	(f) Agreement concerning Initial Capital Investment in Portfolios of the Registrant dated June 1, 2010, for Class B Shares and Class C Shares of Invesco Large Cap Relative Value Fund, Class Y Shares of Invesco Balanced Fund and Invesco Van Kampen Pennsylvania Tax Free Income Fund and Institutional Class Shares of Invesco Van Kampen Equity and Income Fund and Invesco Van Kampen Growth and Income Fund.(31)

–	(g) Initial Capitalization Agreement of Class R5 Shares of Registrant’s Invesco Small Cap Discovery Fund and Class R6 Shares of Registrant’s Invesco Equally –Weighted S&P 500 Fund and Invesco Small Cap Discovery Fund dated September 24, 2012.(38)

–	(h) Initial Capitalization Agreement of Invesco Strategic Real Return Fund dated April 21, 2014.(42)

–	(i) Initial Capitalization Agreement of Invesco Short Duration High Yield Municipal Fund dated September 29, 2015.(44)

m (1)	–	(a) Third Amended and Restated Distribution Plan – Class A, A2, C, Investor Class, P, R, S, Series II Shares, Cash Reserve Shares and Classes of Shares of Short-Term Investment Trust (Compensation), effective as of July 1,
2016.(45)

–	(b) Amendment No. 1 to the Third Amended and Restated Distribution Plan – Class A, A2, C, Investor Class, P, R, S, Series II Shares, Cash Reserve Shares and Classes of Shares of Short-Term Investment Trust (Compensation), effective as of July 1, 2016, dated July 1, 2016.(45)

–	(c) Amendment No. 2 to the Third Amended and Restated Distribution Plan – Class A, A2, C, Investor Class, P, R, S, Series II Shares, Cash Reserve Shares and Classes of Shares of Short-Term Investment Trust (Compensation), effective as of July 1, 2016, dated July 27, 2016.(45)

–	(d) Amendment No. 3 to the Third Amended and Restated Distribution Plan – Class A, A2, C, Investor Class, P, R, S, Series II Shares, Cash Reserve Shares and Classes of Shares of Short-Term Investment Trust (Compensation), effective as of July 1, 2016, dated September 1, 2016.(50)

–	(e) Amendment No. 4 to the Third Amended and Restated Distribution Plan – Class A, A2, C, Investor Class, P, R, S, Series II Shares, Cash Reserve Shares and Classes of Shares of Short-Term Investment Trust (Compensation), effective as of July 1, 2016, dated October 28, 2016.(50)

–	(f) Amendment No. 5 to the Third Amended and Restated Distribution Plan – Class A, A2, C, Investor Class, P, R, S, Series II Shares, Cash Reserve Shares and Classes of Shares of Short-Term Investment Trust (Compensation), effective as of July 1, 2016, dated December 1, 2016.(50)

–	(g) Amendment No. 6 to the Third Amended and Restated Distribution Plan – Class A, A2, C, Investor Class, P, R, S, Series II Shares, Cash Reserve Shares and Classes of Shares of Short-Term Investment Trust (Compensation), effective as of July 1, 2016, dated February 27, 2017.(50)

(h) Form of Amendment No. 7, to the Third Amended and Restated Distribution Plan - Class A, A2, C, Investor Class, P, R, S, T, Series II Shares, Cash Reserve Shares and Classes of Shares of Short-Term Investments Trust (Compensation), effective July 1, 2016, dated June 9, 2017.(50)

(2)	–	(a) Second Amended and Restated Distribution Plan – Class A, AX, C, CS, Investor Class, R, and RX Shares (Reimbursement), effective as of July 1, 2015.(43)

	–	(b) Amendment No. 1 to the Second Amended and Restated Distribution Plan – Class A, AX, C, CS, Investor Class, R, and RX Shares (Reimbursement), effective as of June 20, 2016.(45)

	–	(c) Amendment No. 2 to the Second Amended and Restated Distribution Plan – Class A, AX, C, CS, Investor Class, R, and RX Shares (Reimbursement), effective as of June 28, 2016.(45)

(3)	–	(a) Second Amended and Restated Distribution Plan – Class B and BX Shares, effective as of July 1, 2015.(43)

	–	(b) Amendment No. 1 to the Second Amended and Restated Distribution Plan – Class B and BX Shares, effective as of July 1, 2015, dated February 26, 2016.(45)

	–	(c) Amendment No. 2 to the Second Amended and Restated Distribution Plan – Class B and BX Shares, effective as of July 1, 2015, dated June 20, 2016.(45)

	–	(d) Amendment No. 3 to the Second Amended and Restated Distribution Plan – Class B and BX Shares, effective as of July 1, 2015, dated June 28, 2016.(45)

	–	(e) Amendment No. 4 to the Second Amended and Restated Distribution Plan – Class B and BX Shares, effective as of July 1, 2015, dated December 1, 2016.(45)

n	–	(a) Twenty-first Amended and Restated Multiple Class Plan of The Invesco Funds effective December 12, 2001, as amended and restated June 8, 2016.(45)

(b) Form of Twenty-Second Amended and Restated Multiple Class Plan of the Invesco Family of Funds® effective December 12, 2001, as amended and restated [ ].(50)

o	–	Reserved.

p (1)	–	Invesco Advisers, Inc. Code of Ethics, amended January 1, 2017, relating to Invesco Advisers, Inc. and any of its subsidiaries.(48)

(2)	–	Invesco UK Code of Ethics, dated 2017, relating to Invesco Asset Management Limited.(48)

(3)	–	Invesco Ltd. Code of Conduct, dated October 2016, relating to Invesco Asset Management (Japan) Limited.(48)

(4)	–	Invesco Hong Kong Limited Code of Ethics, dated January 1, 2017, relating to Invesco Hong Kong Limited.(48)

(5)	–	Invesco Canada Ltd. Code of Conduct, revised October 2016.(48)

(6)	–	Invesco EMEA-EX UK Employees Code of Ethics dated October 1, 2016, relating to Invesco Asset Management Deutschland (GmbH).(48)

(7)	–	Invesco Senior Secured Management Code of Ethics Policy, revised June 1, 2016 and Invesco Advisers, Inc. Code of Ethics, amended January 1, 2017.(48)

(8)	–	Invesco PowerShares Capital Management, LLC Code of Ethics amended January 1, 2017.(48)

(9)	–	Invesco Asset Management (India) Private Limited Code of Ethics amended May 2017.(50)

q	–	(a) Powers of Attorney for Arch, Bunch, Crockett, Fields, Flanagan, Jones, Mathai-Davis, Soll, Stickel, Taylor and Troccoli, dated May 4, 2016.(47)

	–	(b) Powers of Attorney for Hostetler, Ressel, Stern and Wilson, dated March 28, 2017.(48)

(1)		Previously filed with PEA No. 13 to the Registration Statement on August 28, 2003 and incorporated by reference herein.
(2)		Previously filed with PEA No. 38 to the Registration Statement of INVESCO Sector Funds, Inc. on July 15, 2003 and incorporated herein by reference (Identical except for the name of the Registrant (AIM Counselor Series Trust) and the date).
(3)		Previously filed with the Registration Statement on Form N-14 of AIM Special Opportunities Funds on August 13, 2003 and incorporated herein by reference.
(4)		Previously filed with PEA No. 77 to the Registration Statement of AIM Equity Funds filed on July 7, 2003 and incorporated by reference herein.
(5)		Previously filed with PEA No. 15 to the Registration Statement of Registrant filed on November 25, 2003 and incorporated by reference herein.
(6)		Previously filed with PEA No. 16 to the Registration Statement of Registrant filed on March 1, 2004 and incorporated by reference herein.
(7)		Previously filed with PEA No. 17 to the Registration Statement of Registrant filed on November 30, 2004 and incorporated by reference herein.
(8)		Previously filed with PEA No. 18 to the Registration Statement of Registrant filed on October 19, 2005 and incorporated by reference herein.
(9)		Previously filed with PEA No. 19 to the Registration Statement of Registrant filed on December 7, 2005 and incorporated by reference herein.
(10)		Previously filed with PEA No. 20 to the Registration Statement of Registrant filed on December 20, 2005 and incorporated by reference herein.
(11)		Previously filed with PEA No. 21 to the Registration Statement of Registrant filed on January 13, 2006 and incorporated by reference herein.
(12)		Previously filed with PEA No. 22 to the Registration Statement of Registrant filed on February 17, 2006 and incorporated by reference herein.
(13)		Previously filed with PEA No. 23 to the Registration Statement of Registrant filed on March 24, 2006 and incorporated by reference herein.
(14)		Previously filed with PEA No. 24 to the Registration Statement of Registrant filed on April 13, 2006 and incorporated by reference herein.
(15)		Previously filed with PEA No. 25 to the Registration Statement of Registrant filed on September 22, 2006 and incorporated by reference herein.
(16)		Previously filed with PEA No. 26 to the Registration Statement of Registrant filed on October 13, 2006 and incorporated by reference herein.
(17)		Previously filed with PEA No. 28 to the Registration Statement of Registrant filed on December 28, 2006 and incorporated by reference herein.
(18)		Previously filed with PEA No. 29 to the Registration Statement of Registrant filed on March 12, 2007 and incorporated by reference herein.
(19)		Previously filed with PEA No. 30 to the Registration Statement of Registrant filed on October 18, 2007 and incorporated by reference herein.
(20)		Previously filed with PEA No. 31 to the Registration Statement of Registrant filed on December 20, 2007 and incorporated by reference herein.
(21)		Previously filed with PEA No. 32 to the Registration Statement of Registrant filed on February 15, 2008 and incorporated by reference herein.
(22)		Previously filed with PEA No. 33 to the Registration Statement of Registrant filed on September 23, 2008 and incorporated by reference herein.
(23)		Previously filed with PEA No. 34 to the Registration Statement of Registrant filed on December 17, 2008 and incorporated by reference herein.
(24)		Previously filed with PEA No. 35 to the Registration Statement of Registrant filed on March 11, 2009 and incorporated by reference herein.
(25)		Previously filed with PEA No. 36 to the Registration Statement of Registrant filed on May 28, 2009 and incorporated by reference herein.
(26)		Previously filed with PEA No. 38 to the Registration Statement of Registrant filed on December 3, 2009 and incorporated by reference herein.
(27)		Previously filed with PEA No. 39 to the Registration Statement of Registrant filed on February 5, 2010 and incorporated by reference herein.
(28)		Previously filed with PEA No. 40 to the Registration Statement of Registrant filed on February 12, 2010 and incorporated by reference herein.

(29)	Previously filed with PEA No. 41 to the Registration Statement of Registrant filed on May 28, 2010 and incorporated by reference herein.
(30)	Previously filed with PEA No. 42 to the Registration Statement of Registrant filed on June 29, 2010 and incorporated by reference herein.
(31)	Previously filed with PEA No. 43 to the Registration Statement of Registrant filed on July 26, 2010 and incorporated by reference herein.
(32)	Previously filed with PEA No. 44 to the Registration Statement of Registrant filed on October 15, 2010 and incorporated by reference herein.
(33)	Previously filed with PEA No. 45 to the Registration Statement of Registrant filed on October 28, 2010 and incorporated by reference herein.
(34)	Previously filed with PEA No. 46 to the Registration Statement of Registrant filed on December 21, 2010 and incorporated by reference herein.
(35)	Previously filed with PEA No. 48 to the Registration Statement of Registrant filed on December 14, 2011 and incorporated by reference herein.
(36)	Previously filed with PEA No. 50 to the Registration Statement of Registrant filed on July 20, 2012 and incorporated by reference herein.
(37)	Previously filed with PEA No. 51 to the Registration Statement of Registrant filed on September 21, 2012 and incorporated by reference herein.
(38)	Previously filed with PEA No. 53 to the Registration Statement of Registrant filed on December 19, 2012 and incorporated by reference herein.
(39)	Previously filed with PEA No. 55 to the Registration Statement of Registrant filed on December 17, 2013 and incorporated by reference herein.
(40)	Previously filed with PEA No. 57 to the Registration Statement of Registrant filed on January 29, 2014 and incorporated by reference herein.
(41)	Previously filed with PEA No. 59 to the Registration Statement of Registrant filed on April 22, 2014 and incorporated by reference herein.
(42)	Previously filed with PEA No. 61 to the Registration Statement of Registrant filed on December 17, 2014 and incorporated by reference herein.
(43)	Previously filed with PEA No. 63 to the Registration Statement of Registrant filed on July 15, 2015 and incorporated by reference herein.
(44)	Previously filed with PEA No. 65 to the Registration Statement of Registrant filed on December 16, 2015 and incorporated by reference herein.
(45)	Previously filed with PEA No. 67 to the Registration Statement of Registrant filed on December 14, 2016 and incorporated by reference herein.
(46)	Previously filed with PEA No. 69 to the Registration Statement of Registrant filed on January 10, 2017 and incorporated by reference herein.
(47)	Previously filed with PEA No. 70 to the Registration Statement of Registrant filed on March 9, 2017 and incorporated by reference herein.
(48)	Previously filed with PEA No. 71 to the Registration Statement of Registrant filed on March 31, 2017 and incorporated by reference herein.
(49)	Previously filed with PEA No. 75 to the Registration Statement of Registrant filed on May 31, 2017 and incorporated by reference herein.
(50)	Filed herewith electronically.

Item 29.	Persons Controlled by or Under Common Control With the Fund

None

Item 30.	Indemnification

Indemnification provisions for officers, trustees and employees of the Registrant are set forth in Article VIII of the Registrant’s Fourth Amended and Restated Agreement and Declaration of Trust and Article VIII of its Second Amended and Restated Bylaws, and are hereby incorporated by reference. See Item 28(a) and (b) above. Under the Fourth Amended and Restated Agreement and Declaration of Trust dated April 11, 2017(i) Trustees or officers, when acting in such capacity, shall not be personally liable for any act, omission or obligation of the Registrant or any Trustee or officer except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with the Trust; (ii) every Trustee, officer, employee or agent of the Registrant shall be indemnified to the fullest extent permitted under the Delaware Statutory Trust act, the Registrant’s Bylaws and other applicable law; (iii) in case any shareholder or former shareholder of the Registrant shall be held to be personally liable solely by reason of his being or having been a shareholder of the Registrant or any portfolio or class and not because of his acts or omissions or for some other reason, the shareholder or former shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or general successor) shall be entitled, out of the assets belonging to the applicable portfolio (or allocable to the applicable class), to be held harmless from and indemnified against all loss and expense arising from such liability in accordance with the Bylaws and applicable law. The Registrant, on behalf of the affected portfolio (or class), shall upon request by the shareholder, assume the defense of any such claim made against the shareholder for any act or obligation of that portfolio (or class).

The Registrant and other investment companies and their respective officers and trustees are insured under a joint Mutual Fund Directors and Officers Liability Policy, issued by ICI Mutual Insurance Company and certain other domestic insurers, with limits up to $80,000,000 (plus an additional $20,000,000 limit that applies to independent directors/trustees only).

Section 16 of the Master Investment Advisory Agreement between the Registrant and Invesco Advisers, Inc. (Invesco) provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of Invesco or any of its officers, directors or employees, that Invesco shall not be subject to liability to the Registrant or to any series of the Registrant, or to any shareholder of any series of the Registrant for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Any liability of Invesco to any series of the Registrant shall not automatically impart liability on the part of Invesco to any other series of the Registrant. No series of the Registrant shall be liable for the obligations of any other series of the Registrant.

Section 10 of the Master Intergroup Sub-Advisory Contract for Mutual Funds (the Sub-Advisory Contract) between Invesco, on behalf of Registrant, and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Canada Ltd., Invesco Hong Kong Limited, and Invesco Senior Secured Management, Inc., and a separate Sub-Advisory Agreement with Invesco PowerShares Capital Management LLC (each a Sub-Adviser, collectively the Sub-Advisers) provides that the Sub-Adviser shall not be liable for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by any series of the Registrant or the Registrant in connection with the matters to which the Sub-Advisory Contract relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance by the Sub-Adviser of its duties or from reckless disregard by the Sub-Adviser of its obligations and duties under the Sub-Advisory Contract.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the Act) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of the Investment Adviser

The only employment of a substantial nature of Invesco’s directors and officers is with the Invesco and its affiliated companies. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Canada Ltd., Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., and Invesco PowerShares Capital Management LLC (each a Sub-Adviser, collectively the Sub-Advisers) reference is made to Form ADV filed under the Investment Advisers Act of 1940 by each Sub-Adviser herein incorporated by reference. Reference is also made to the caption “Fund Management – The Advisers” in the Prospectuses which comprises Part A of this Registration Statement, and to the caption “Investment Advisory and Other Services” of the Statement of Additional Information which comprises Part B of this Registration Statement, and to Item 32(b) of this Part C.

Item 32.	Principal Underwriters

(a)

Invesco Distributors, Inc., the Registrant’s principal underwriter, also acts as principal underwriter to the following investment companies:

AIM Equity Funds (Invesco Equity Funds)

AIM Funds Group (Invesco Funds Group)

AIM Growth Series (Invesco Growth Series)

AIM International Mutual Funds (Invesco International Mutual Funds)

AIM Investment Funds (Invesco Investment Funds)

AIM Investment Securities Funds (Invesco Investment Securities Funds)

AIM Sector Funds (Invesco Sector Funds)

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust)

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco Management Trust

Invesco Senior Loan Fund

PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

PowerShares Actively Managed Exchange-Traded Fund Trust

PowerShares Exchange-Traded Fund Trust

PowerShares Exchange-Traded Fund Trust II

PowerShares India Exchange-Traded Fund Trust

Short-Term Investments Trust

(b)	The following table sets forth information with respect to each director, officer or partner of Invesco Distributors, Inc.

Name and Principal Business Address*	Position and Offices with Underwriter	Positions and Offices with Registrant
Peter S. Gallagher	Director & President	Assistant Vice President

Eric P. Johnson	Executive Vice President	None

Karen Dunn Kelley	Executive Vice President	None

Ben Utt	Executive Vice President	None

Name and Principal Business Address*	Position and Offices with Underwriter	Positions and Offices with Registrant
Dan Draper	Senior Vice President	None

Eliot Honaker	Senior Vice President	None

Greg J. Murphy	Senior Vice President	None

David J. Nardecchia	Senior Vice President, Director of Marketing Communications	None

Miranda O’Keefe	Senior Vice President & Chief Compliance Officer	None

Gary K. Wendler	Senior Vice President, Director, Marketing Research & Analysis	Assistant Vice President

John M. Zerr	Senior Vice President & Secretary	Senior Vice President, Chief Legal Officer & Secretary

Mark W. Gregson	Chief Financial Officer	None

Annette J. Lege	Treasurer	None

Crissie Wisdom	Anti-Money Laundering Compliance Officer	Anti-Money Laundering Compliance Officer

*	11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173

(c)	Not applicable.

Item 33.	Location of Accounts and Records

Invesco Advisers, Inc., 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, maintains physical possession of each such account, book or other document of the Registrant at the Registrant’s principal executive offices, 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173, except for those maintained at its Atlanta offices at the address listed above or at its Louisville, Kentucky offices, 400 West Market Street, Suite 3300, Louisville, Kentucky 40202 or at the offices of Invesco Senior Secured Management, Inc., 1166 Avenue of the Americas, New York, New York 10036, and except for those relating to certain transactions in portfolio securities that are maintained by the Registrant’s Custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02110 and the Registrant’s Transfer Agent and Dividend Paying Agent, Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, Missouri 64121-9078.
Records may also be maintained at the offices of: Invesco Asset Management Deutschland GmbH An der Welle 5 1st Floor Frankfurt, Germany 60322 Invesco Asset Management Ltd.

Perpetual Park

Perpetual Park Drive

Henley-on-Thames

Oxfordshire RG91HH

United Kingdom

Invesco Asset Management (Japan) Limited

Roppongi Hills Mori Tower 14F

6-10-1 Roppongi

Minato-ku, Tokyo 106-6114

Invesco Hong Kong Limited

41/F Champion Tower

Three Garden Road, Central

Hong Kong

Invesco Senior Secured Management, Inc.

1166 Avenue of the Americas

New York, NY 10036

Invesco Canada Ltd.

5140 Yonge Street

Suite 800

Toronto, Ontario

Canada M2N 6X7

Invesco PowerShares Capital Management LLC

3500 Lacey Road

Suite 700

Downers Grove, IL 60515

Item 34.	Management Services

None

Item 35.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, Texas on the 5th day of June, 2017.

Registrant:	AIM COUNSELOR SERIES TRUST
(INVESCO COUNSELOR SERIES TRUST)

	By:	/s/ Sheri Morris
Sheri Morris, President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURES	TITLE	DATE

/s/ Sheri Morris	President & Treasurer	June 5, 2017
(Sheri Morris)	(Principal Executive Officer)

/s/ David C. Arch*	Trustee	June 5, 2017
(David C. Arch)

/s/ James T. Bunch*	Trustee	June 5, 2017
(James T. Bunch)

/s/ Bruce L. Crockett*	Chair & Trustee	June 5, 2017
(Bruce L. Crockett)

/s/ Jack M. Fields*	Trustee	June 5, 2017
(Jack M. Fields)

/s/ Martin L. Flanagan*	Trustee	June 5, 2017
(Martin L. Flanagan)

/s/ Cynthia Hostetler**	Trustee	June 5, 2017
(Cynthia Hostetler)

/s/ Eli Jones*	Trustee	June 5, 2017
(Eli Jones)

/s/ Prema Mathai-Davis*	Trustee	June 5, 2017
(Prema Mathai-Davis)

/s/ Teresa M. Ressel**	Trustee	June 5, 2017
(Teresa M. Ressel)

/s/ Larry Soll*	Trustee	June 5, 2017
(Larry Soll)

/s/ Ann Barnett Stern**	Trustee	June 5, 2017
(Ann Barnett Stern)

/s/ Raymond Stickel, Jr.*	Trustee	June 5, 2017
(Raymond Stickel, Jr.)

/s/ Philip A. Taylor*	Trustee	June 5, 2017
(Philip A. Taylor)

/s/ Robert C. Troccoli*	Trustee	June 5, 2017
(Robert C. Troccoli)

/s/ Christopher L. Wilson**	Trustee	June 5, 2017
(Christopher L. Wilson)

/s/ Kelli Gallegos	Vice President &	June 5, 2017
(Kelli Gallegos)	Assistant Treasurer
(Principal Financial Officer)

By:	/s/ Sheri Morris
Sheri Morris
Attorney-in-Fact

*	Sheri Morris, pursuant to powers of attorney dated May 4, 2016, filed in the Registrant’s Post-Effective Amendment No. 70 on March 9, 2017.
**	Sheri Morris, pursuant to powers of attorney dated March 28, 2017, filed in Registrant’s Post-Effective Amendment No. 71 filed on March 31, 2017.

INDEX
Exhibit Number	Description

a	Fourth Amended and Restated Agreement and Declaration of Trust of Registrant dated April 11, 2017.

h(1)(f)	Form of Amendment No. 5, dated [ ], to the Fourth Amended and Restated Transfer Agency and Service Agreement, dated July 1, 2010, between Registrant and Invesco Investment Services, Inc.

h(3)(a)	Memorandum of Agreement, dated April 4, 2017, regarding expense limitations, between Registrant and Invesco Advisers, Inc.

h(3)(b)	Form of Memorandum of Agreement, dated July 1 2017, regarding expense limitations, between Registrant and Invesco Advisers, Inc.

i	Opinion and Consent of Stradley Ronon Stevens & Young, LLP.

j	Consent of PricewaterhouseCoopers LLP.

m(1)(d)	Amendment No. 3 to the Third Amended and Restated Distribution Plan – Class A, A2, C, Investor Class, P, R, S, Series II Shares, Cash Reserve Shares and Classes of Shares of Short-Term Investment Trust (Compensation), effective as of July 1, 2016, dated September 1, 2016.

m(1)(e)	Amendment No. 4 to the Third Amended and Restated Distribution Plan – Class A, A2, C, Investor Class, P, R, S, Series II Shares, Cash Reserve Shares and Classes of Shares of Short-Term Investment Trust (Compensation), effective as of July 1, 2016, dated October 28, 2016.

m(1)(f)	Amendment No. 5 to the Third Amended and Restated Distribution Plan – Class A, A2, C, Investor Class, P, R, S, Series II Shares, Cash Reserve Shares and Classes of Shares of Short-Term Investment Trust (Compensation), effective as of July 1, 2016, dated December 1, 2016.

m(1)(g)	Amendment No. 6 to the Third Amended and Restated Distribution Plan – Class A, A2, C, Investor Class, P, R, S, Series II Shares, Cash Reserve Shares and Classes of Shares of Short-Term Investment Trust (Compensation), effective as of July 1, 2016, dated February 27, 2017.

m(1)(h)	Form of Amendment No. 7 to the Third Amended and Restated Distribution Plan - Class A, A2, C, Investor Class, P, R, S, T, Series II Shares, Cash Reserve Shares and Classes of Shares of Short-Term Investments Trust (Compensation), effective July 1, 2016 dated June 9, 2017.

n(b)	Form of Twenty-Second Amended and Restated Multiple Class Plan of the Invesco Family of Funds® effective December 12, 2001, as amended and restated [ ].

p(9)	Invesco Asset Management (India) Private Limited Code of Ethics amended May 2017.